                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]

Pre-Effective Amendment         ______                                      [ ]

Post-Effective Amendment        No. 5      (File No. 333-146374)            [X]

                                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment                No. 6       (File No. 811-22127)                   [X]

RIVERSOURCE VARIABLE SERIES TRUST
50606 Ameriprise Financial Center
Minneapolis, MN 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN  55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2009 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)


DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS



PROSPECTUS MAY 1, 2009



THIS PROSPECTUS DESCRIBES FIVE
FUNDS, EACH OF WHICH INVESTS IN
OTHER FUNDS IN THE RIVERSOURCE
FAMILY OF FUNDS. THE OBJECTIVE OF
EACH FUND IS A HIGH LEVEL OF TOTAL
RETURN THAT IS CONSISTENT WITH AN
ACCEPTABLE LEVEL OF RISK.


Disciplined Asset Allocation Portfolios - Conservative
Disciplined Asset Allocation Portfolios - Moderately Conservative
Disciplined Asset Allocation Portfolios - Moderate
Disciplined Asset Allocation Portfolios - Moderately Aggressive
Disciplined Asset Allocation Portfolios - Aggressive

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

 NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

TABLE OF CONTENTS



THE FUNDS............................................................................   3P
Objectives...........................................................................   3p
Principal Investment Strategies......................................................   3p
Principal Risks......................................................................   5p
Past Performance.....................................................................   8p
FEES AND EXPENSES....................................................................   9P
OTHER INVESTMENT STRATEGIES AND RISKS................................................  11P
FUND MANAGEMENT AND COMPENSATION.....................................................  12P
BUYING AND SELLING SHARES............................................................  14P
Pricing and Valuing of Fund Shares...................................................  14p
Purchasing Shares....................................................................  14p
Transferring/Selling Shares..........................................................  14p
Market Timing........................................................................  15p
DISTRIBUTIONS AND TAXES..............................................................  15P
FINANCIAL HIGHLIGHTS.................................................................  17P
APPENDIX A: UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES.................  A.1
APPENDIX B: UNDERLYING FUNDS -- RISKS................................................  B.1





RIVERSOURCE FAMILY OF FUNDS



The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Seligman Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation portfolios (the "funds" or the "RiverSource Variable Portfolio Funds") and the portfolios of Seligman Portfolios, Inc. share the same Board of Directors/Trustees (the Board) and are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies. The RiverSource Family of Funds also includes mutual funds available for direct investment. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.




 2 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

THE FUNDS

 OBJECTIVES

The objective of each fund is a high level of total return that is consistent with an acceptable level of risk. The following paragraphs highlight the objectives and compare each fund's levels of risk and potential for return relative to one another.

     DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE (CONSERVATIVE) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter term investment horizon.

     DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE (MODERATELY CONSERVATIVE) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon.

     DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE (MODERATE) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon.

     DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE (MODERATELY AGGRESSIVE) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

     DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE (AGGRESSIVE) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer term investment horizon.

Because any investment involves risk, there is no assurance a Fund's objective can be achieved. Only shareholders can change the Fund's objective.


Conservative, Moderately Conservative, Moderate, Moderately Aggressive and Aggressive are singularly and collectively, where the context requires, referred to as either "the Fund," "each Fund" or "the Funds." The funds in the RiverSource Family of Funds in which the Funds invest are referred to as the underlying funds. Investments referred to above are made through investments in underlying funds.


PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF A FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

 PRINCIPAL INVESTMENT STRATEGIES

The Funds are intended for investors who have an objective of achieving a high level of total return, but prefer to have investment decisions managed by professional money managers. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying funds for which RiverSource Investments, LLC (RiverSource Investments or the investment manager) acts as investment manager or an affiliate acts as principal underwriter. RiverSource Investments is the investment manager for each of the Funds. By investing in several underlying funds, the Funds seek to minimize the risks inherent in investing in a single fund.


The investment management process for each Fund is similar: The investment manager will allocate each Fund's assets within and across different asset classes, potentially including an allocation to alternative investment strategies, in an effort to achieve the Fund's objective of providing a high level of total return that is consistent with an acceptable level of risk. Each Fund's asset allocation is expected to be different based on its different risk profile, as discussed under "Objectives." After the initial allocation, the Fund's assets may be reallocated monthly using quantitative techniques, with a qualitative review, that seek to maximize the level of total return, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure between asset classes, as set forth in Table 1, and within asset classes, as set forth in Table 2.


ASSET CLASS ALLOCATION. The investment manager will manage each Fund's overall asset class mix: fixed income, equity, cash, and alternative investments. The target allocation range constraints set forth in Table 1 are intended to promote diversification between the asset classes, and are incorporated into the broader allocation process discussed above, in an effort to achieve the Fund's objective of providing a high level of total return that is consistent with an acceptable level of risk.



          DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    3 p

                       TABLE 1. ASSET CLASS RANGES BY FUND

                                                                     ASSET CLASS
                                            (TARGET ALLOCATION RANGE -- UNDER NORMAL MARKET CONDITIONS)*
-----------------------------------------------------------------------------------------------------------------
FUND                                     EQUITY    FIXED INCOME     CASH    ALTERNATIVE INVESTMENT STRATEGY
Conservative                              0-40%       20-99%       0-40%                 0-20%
Moderately Conservative                  15-55%       15-85%       0-30%                 0-20%
Moderate                                 30-70%       10-70%       0-20%                 0-20%
Moderately Aggressive                    45-85%        5-55%       0-20%                 0-20%
Aggressive                               60-99%        0-40%       0-20%                 0-20%


* Market appreciation or depreciation may cause each Fund to be temporarily outside the ranges identified in the table. The investment manager may modify the target allocation ranges only upon approval of the Fund's Board of Trustees.


INVESTMENT CATEGORY ALLOCATION. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the Funds, seeking to achieve each Fund's objective by investing in defined investment categories. Fixed income investment categories include: treasury inflation protected securities (TIPS), U.S. investment grade bonds, high yield bonds, international bonds and emerging markets bonds. The investment manager also may allocate assets to money market (cash) or alternative investment strategy funds. Equity investment categories include: U.S. large cap value/growth, U.S. small and mid cap equities and international equities. The target allocation range constraints set forth in Table 2 are intended to promote diversification within the asset classes. The quantitative model takes into account factors such as style, sector, market capitalization, geographic location, credit quality, interest rate risk, and yield potential. Proposed allocation shifts are reviewed and approved by the investment manager as part of its qualitative review as necessary.




 4 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

                   TABLE 2. INVESTMENT CATEGORY RANGES BY FUND


-------------------------------------------------------------------------------------------------
                                                        Disciplined Asset Allocation Portfolios
                                                        (Target Allocation Range -- Under Normal
                                                                  Market Conditions)**
                                                     --------------------------------------------
    ASSET CLASS                                                MODER-            MODER-
  (Target Ranges                                               ATELY             ATELY
   Set  Forth In     INVESTMENT        ELIGIBLE       CONSER-  CONSER-  MODERA-  AGGRES-  AGGRES-
     Table 1)         CATEGORY     UNDERLYING FUND*    VATIVE  VATIVE   TE       SIVE     SIVE
-------------------------------------------------------------------------------------------------
EQUITY              U.S. Large    RiverSource         0-30%    0-40%    0-50%    0-54%    0-54%
                    Cap           Disciplined Equity
                    Value/Growth  Fund
-------------------------------------------------------------------------------------------------
                                  RiverSource         0-30%    0-40%    0-50%    0-54%    0-54%
                                  Disciplined Large
                                  Cap Growth Fund
-------------------------------------------------------------------------------------------------
                                  RiverSource         0-30%    0-40%    0-50%    0-54%    0-54%
                                  Disciplined Large
                                  Cap Value Fund
-------------------------------------------------------------------------------------------------
                    U.S.          RiverSource         0-22%    0-24%    0-25%    0-27%    0-28%
                    Small/Mid     Disciplined Small
                    Cap           and Mid Cap Equity
                    Equities      Fund
-------------------------------------------------------------------------------------------------
                    Internation-  RiverSource         0-30%    0-40%    0-50%    0-54%    0-54%
                    al Equities   Disciplined
                                  International
                                  Equity Fund
-------------------------------------------------------------------------------------------------
FIXED INCOME        TIPS          RiverSource         0-27%    0-26%    0-24%    0-23%    0-22%
                                  Inflation
                                  Protected
                                  Securities Fund
-------------------------------------------------------------------------------------------------
                    U.S.          RiverSource         0-54%    0-54%    0-50%    0-41%    0-32%
                    Investment    Diversified Bond
                    Grade Bonds   Fund
-------------------------------------------------------------------------------------------------
                    High Yield    RiverSource High    0-27%    0-26%    0-24%    0-23%    0-22%
                    Bonds         Yield Bond Fund
-------------------------------------------------------------------------------------------------
                    Internation-  RiverSource Global  0-27%    0-26%    0-24%    0-23%    0-22%
                    al Bonds      Bond Fund
-------------------------------------------------------------------------------------------------
                    Emerging      RiverSource         0-27%    0-26%    0-24%    0-23%    0-22%
                    Markets       Emerging Markets
                    Bonds         Bond Fund
-------------------------------------------------------------------------------------------------
CASH                Cash          RiverSource Cash    0-40%    0-30%    0-20%    0-20%    0-20%
                                  Management Fund
-------------------------------------------------------------------------------------------------
ALTERNATIVE                       RiverSource         0-20%    0-20%    0-20%    0-20%    0-20%
INVESTMENT                        Absolute Return
STRATEGIES                        Currency and
                                  Income Fund
-------------------------------------------------------------------------------------------------



    *A summary of the principal investment strategies of each eligible underlying fund is set forth in Appendix A. A description of the principal risks associated with these underlying funds is included in Appendix B. Additional information regarding the underlying funds may be found in the SAI. Additional underlying funds may be added in the future either in addition to, or to replace, current underlying funds in an investment category.
   **Market appreciation or depreciation may cause each Fund to be temporarily outside the ranges identified in the table. The investment manager may modify the target allocation ranges only upon approval of the Fund's Board of Trustees.

RiverSource Investments may modify the underlying fund allocations within ranges or, subject to approval of the Fund's Board of Trustees (Board), may modify the range of asset class allocations.

A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes. RiverSource Investments seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds by implementing them over a reasonable timeframe. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the assets of the Funds among the underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments will report to each Fund's Board on the steps it has taken to manage any potential conflicts.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Funds include specific risks relating to the investment in the Funds based on their investment processes, and certain general risks based on their "funds of funds" structure. These are identified below.



          DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    5 p

     ACTIVE MANAGEMENT RISK. Although the Funds are managed based primarily on quantitative methods, the investment manager provides a qualitative review of the quantitative output. Therefore, each Fund's performance will reflect in part the ability of the investment manager to make active, qualitative decisions, including allocation decisions that are suited to achieving the Fund's investment objectives.

     UNDERLYING FUND SELECTION RISK. The risk that the investment manager's evaluations regarding asset class or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

     QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the Fund to achieve its objective.

RISKS OF UNDERLYING FUNDS IN WHICH THE FUNDS INVEST. By investing in many underlying funds, the Funds have exposure to the risks of many different areas of the market. Additionally, because each Fund is structured with a different risk/return profile, the risks set forth below are typically greater for Moderate relative to Conservative, and greater still for Aggressive relative to both Moderate and Conservative. For example, if you invest in Aggressive, you will typically have greater exposure to the risks set forth below. A description of the more common risks to which the underlying funds (and thus, the Funds) would be subjected are identified below. A more complete list of principal risks associated with direct investment in the underlying funds is set forth in Appendix B. Additional risks of the underlying funds are set forth in the SAI.

     ACTIVE MANAGEMENT RISK. Each underlying fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying fund's investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.


     COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


     CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If the underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loan at a price approximating the value previously placed on it.


     DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty risk, correlation risk, credit risk, hedging risk, leverage risk, and liquidity risk.




 6 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

     Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.



     Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.



     Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.



     Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.



     Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.



     RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:


     Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

     Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an underlying fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

     Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

     Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


     DIVERSIFICATION RISK. Although the Funds are of diversified funds, certain of the underlying funds are non-diversified funds. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment may therefore have a greater effect on the underlying fund's performance, non-diversified underlying funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.


     GEOGRAPHIC CONCENTRATION RISK. Certain underlying funds may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, certain underlying funds may be more volatile than a more geographically diversified fund.

     INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may generate no income at all.

     INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

     ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.



          DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    7 p

     MARKET RISK. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies. In addition, focus on a particular style, for example, investment in value securities, may cause a fund to underperform other mutual funds if that style falls out of favor with the market.


     PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying fund's investments are locked in at a lower rate for a longer period of time.

     QUANTITATIVE MODEL RISK. Certain underlying funds employ quantitative methods that may result in performance different from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. There can be no assurance that the methodology will enable these underlying funds to achieve their objectives.

     SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances, the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE


The bar chart and past performance table are not presented because the Funds have not had a full calendar year of operations. The Fund's shares became available on May 1, 2008.



When available, Conservative intends to compare its performance to the Barclays Capital U.S. Aggregate Bond Index and a Blended Index, consisting of 74% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000 Index, 6% Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, and 6% Citigroup 3-month U.S. Treasury Bill Index.



When available, Moderately Conservative intends to compare its performance to the Barclays Capital U.S. Aggregate Bond Index and a Blended Index, consisting of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000 Index, 10% MSCI EAFE Index, and 5% Citigroup 3-month U.S. Treasury Bill Index.



When available, Moderate intends to compare its performance to the Barclays Capital U.S. Aggregate Bond Index and a Blended Index, consisting of 46% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000 Index, 15% MSCI EAFE Index, and 4% Citigroup 3-month U.S. Treasury Bill Index.



When available, Moderately Aggressive intends to compare its performance to the Russell 3000(R) Index and a Blended Index, consisting of 45% Russell 2000 Index, 32% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE Index, and 3% Citigroup 3-month U.S. Treasury Bill Index.



When available, Aggressive intends to compare its performance to the Russell 3000(R) Index and a Blended Index, consisting of 56% Russell 3000 Index, 24% MSCI EAFE Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-month U.S. Treasury Bill Index.


The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.



The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.


The Barclays Capital U.S. Aggregate Bond Index, (formerly known as the Lehman Brothers Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.


The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.



 8 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

FEES AND EXPENSES




The summary below describes the Funds' fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Funds. By investing in a Fund, you will incur not only the expenses of the Fund, but also a proportionate share of the expenses of the underlying fund held by the Fund. Each Fund invests in Class I shares of the underlying funds, which are not subject to distribution fees. Class I shares are available to certain institutional investors. This summary does not reflect any fees or sales charges imposed by your annuity contract or life insurance policy, which are disclosed in your separate annuity contract or life insurance policy prospectus. If the additional fees or sales charges imposed by your annuity contract or life insurance policy were reflected, it would increase overall expenses.



The annual fund (and underlying fund) operating expenses in the table below are based on expenses incurred during a Fund's (or an underlying fund's) most recently completed fiscal year, and are expressed as a percentage (expense ratio) of a Fund's (or an underlying fund's) average net assets during the period. The expense ratios have not been adjusted to reflect a Fund's (or an underlying fund's) assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, a Fund's (and underlying funds') assets may be lower or higher than the Fund's (or the underlying funds') average net assets during the most recently completed fiscal year. In general, a fund's annual operating expenses will increase as the fund's assets decrease. Accordingly, a Fund's (and underlying funds') annual operating expenses, if adjusted based on assets as of the date of this prospectus, may be higher or lower than are expressed in the expense table below. To the extent the investment manager and its affiliates have agreed to waive fees and/or cap (reimburse) expenses for a Fund (or a underlying fund), the impact that any decrease in the Fund's (or the underlying fund's) assets will have on the Fund's total annual (net) operating expenses (and/or underlying fund fees and expenses) in the current fiscal year will be limited.


 ANNUAL FUND OPERATING EXPENSES




As a percentage of average daily net assets

                                                                           TOTAL                          TOTAL
                                                                           ANNUAL          FEE            ANNUAL
                                         DISTRIBUTION                       FUND         WAIVER/        (NET) FUND
                         MANAGEMENT     AND/OR SERVICE       OTHER       OPERATING       EXPENSE        OPERATING
                            FEES       (12b-1) FEES(a)    EXPENSES(b)     EXPENSES    REIMBURSEMENT    EXPENSES(c)
Conservative                0.00%           0.25%            0.61%         0.86%          0.45%           0.41%
Moderately
Conservative                0.00%           0.25%            0.50%         0.75%          0.34%           0.41%
Moderate                    0.00%           0.25%            0.30%         0.55%          0.14%           0.41%
Moderately Aggressive       0.00%           0.25%            0.36%         0.61%          0.20%           0.41%
Aggressive                  0.00%           0.25%            0.89%         1.14%          0.73%           0.41%


As a percentage of average daily net assets

                            ACQUIRED           TOTAL FUND
                              FUND                AND
                           (UNDERLYING       ACQUIRED FUND
                           FUND) FEES      (UNDERLYING FUND)
                               AND              FEES AND
                         EXPENSES(d)(e)       EXPENSES(e)
Conservative                  0.66%              1.07%
Moderately
Conservative                  0.67%              1.08%
Moderate                      0.68%              1.09%
Moderately Aggressive         0.68%              1.09%
Aggressive                    0.69%              1.10%




(a) The Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Funds pay RiverSource Fund Distributors, Inc. an annual fee of up to 0.25% of average daily net assets as payment for distributing their shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of distribution or servicing charges.


(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses.


(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for Conservative, 0.41% for Moderately Conservative, 0.41% for Moderate, 0.41% for Moderately Aggressive and 0.41% for Aggressive.


(d) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.


(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.74% for Conservative, 0.75% for Moderately Conservative, 0.77% for Moderate, 0.77% for Moderately Aggressive and 0.77% for Aggressive. The "Total fund and acquired fund (underlying fund) fees and expenses would have been 1.15% for Conservative, 1.16% for Moderately Conservative, 1.18% for Moderate, 1.18% for Moderately Aggressive and 1.18% for Aggressive.




          DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    9 p

EXAMPLE

THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 TO A SUBACCOUNT THAT INVESTS IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR UNITS AT THE END OF THOSE PERIODS. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS (BASED ON TOTAL FUND AND UNDERLYING FUND EXPENSES) WOULD BE:



FUND                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
Conservative                                                      $109        $436        $787       $1,780
Moderately Conservative                                           $110        $416        $745       $1,678
Moderate                                                          $111        $377        $663       $1,481
Moderately Aggressive                                             $111        $390        $689       $1,544
Aggressive                                                        $112        $505        $923       $2,094



THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.



 10 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS


Affiliated Funds-of-Funds. A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes or investment categories. The investment manager seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds. This may result in a delay to an investment allocation decision, past the ideal time that the investment manager identified to implement the allocation. In addition, because the investment manager earns different fees from the underlying funds, in determining the allocation among the underlying funds, the investment manager may have an economic conflict of interest. The investment manager reports to the Fund's Board on the steps it has taken to manage any potential conflicts.



Other Investment Strategies. In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Each Fund may invest in government securities and short-term paper. Each Fund may invest in underlying funds that fall outside of the targeted asset classes in order to increase diversification and reduce risk. For more information on strategies and holdings, and the risks of such strategies, see Appendix A, Appendix B as well as the Fund's SAI and its annual and semiannual reports.


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Securities Transaction Commissions. To the extent a Fund purchases securities other than shares of underlying funds, securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities in pursuit of a Fund's objective. A description of the policies governing securities transactions and the dollar value of brokerage commissions paid by the Fund and underlying funds are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. To the extent a Fund purchases securities other than shares of underlying funds, any active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a Fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.



         DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    11 p

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource Variable Portfolio Funds and the portfolios of Seligman Portfolios, Inc.), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



The Fund does not pay RiverSource Investments a direct management fee for managing its assets. Under the Investment Management Services Agreement (Agreement), however, the Fund pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.



Portfolio Manager(s). Dimitris J. Bertsimas leads the team that determines each Fund's investment allocation in the various asset classes and investment categories. Tao Qiu supports the determination of allocations among the equity investment categories. Colin J. Lundgren supports the determination of allocations among the fixed and cash investment categories.



Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager


- Managed the Fund since 2008.


- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.


- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.


- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.


- MS and Ph.D., MIT.



Tao Qiu, CFA, Portfolio Manager


- Managed the Fund since 2008.


- Joined RiverSource Investments in 2004.


- Began investment career in 2001.


- B.S., MIT.



Colin J. Lundgren, CFA, Portfolio Manager


- Managed the Fund since 2008.


- Vice President, Institutional Fixed Income.


- Joined RiverSource Investments in 1986.


- Began investment career in 1989.


- BA, Lake Forest College.



The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Funds.


ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Funds' investment manager, RiverSource Investments and its affiliates also receive compensation for providing services to the Funds.



Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource Variable Portfolio Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."





Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the RiverSource Variable Portfolio Funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth in the SAI.




 12 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource Variable Portfolio Funds. The Funds pay the transfer agent a fee as set forth in the SAI and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders (contract owners).


The SAI provides additional information about the services provided for the agreements set forth above.

PAYMENTS TO RIVERSOURCE LIFE INSURANCE COMPANY AND RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

The RiverSource Variable Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including these Funds as investment options in the products. These allocations may be significant. In addition, employees of Ameriprise Financial and its affiliates, including employees of the Companies, may be separately incented to include the Fund in the product, as employee compensation and business unit operating goals at all levels are tied to the company's success. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from sponsors of unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a Fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Funds. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the Funds for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.


POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Funds currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company's separate accounts might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.


ADDITIONAL MANAGEMENT INFORMATION

Manager of Managers Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.





Affiliated Products. RiverSource Investments seeks to balance potential conflicts between the Funds and the underlying funds in which they invest. For example, a Fund may seek to minimize the impact of its purchase and redemption of shares of the underlying funds, which may cause the underlying funds to incur transactions costs by implementing such transactions over a reasonable time frame. This delay may result in the Fund paying more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the Fund's assets among the underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments reports to the Funds' Board on the steps it has taken to manage any potential conflicts.






         DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    13 p

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.



Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


BUYING AND SELLING SHARES


PRICING AND VALUING OF FUND SHARES


The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of a Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The assets of the fund will consist primarily of shares of the underlying funds, which are valued at their NAVs. The underlying funds' securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of investments held by an underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the underlying fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The underlying funds use an unaffiliated service provider to assist in determining fair values for foreign securities.


Foreign investments are valued in U.S. dollars. Some of an underlying fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the underlying fund's shares may change on days when shareholders will not be able to purchase or sell the underlying fund's shares.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.



 14 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

MARKET TIMING


The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder's Fund trades in the subaccounts on an omnibus basis, the Funds' Board has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.



Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures.



The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of a Fund.



With respect to the underlying funds, short-term trading and other so-called market timing practices are frequent trading practices by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. The assets of the Funds consist primarily of shares of the underlying funds. The underlying funds may be more susceptible to the risks of market timing. Underlying funds that invest in securities that trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a Fund's NAV is calculated. To the extent that an underlying fund has significant holdings of small cap stocks, foreign securities, floating rate loans or high yield bonds, the risks of market timing may be greater for the fund than for other funds. See Appendix A for a list of underlying funds' investment strategies. See "Pricing and Valuing of Fund Shares" for a discussion of the funds' policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing. The funds' Board has adopted a policy that is designed to detect and deter market timing that may be harmful to the funds. Each underlying fund seeks to enforce this policy through its service providers as follows:


- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board's policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial intermediaries in applying similar restrictions on the subaccounts of their participants or clients. The fund's ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.


- The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.


- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.


- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.


DISTRIBUTIONS AND TAXES

The Funds will be treated as partnerships for federal income tax purposes, and do not expect to make regular distributions to shareholders.


REINVESTMENTS


Since all distributions by the Funds are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.



         DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    15 p

TAXES

Each Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.


IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.



 16 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

FINANCIAL HIGHLIGHTS



THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUNDS' FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. THE INFORMATION FOR THE FISCAL PERIOD ENDED DEC. 31, 2008 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.





DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal ended Dec. 31,                             2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (1.73)
----------------------------------------------------------
Total from investment operations                     (1.59)
----------------------------------------------------------
Net asset value, end of period                       $8.43
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $23
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .86%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         5.27%(d)
----------------------------------------------------------
Portfolio turnover rate                                48%
----------------------------------------------------------
Total return(f)                                    (15.93%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.




DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal ended Dec. 31,                             2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (2.21)
----------------------------------------------------------
Total from investment operations                     (2.07)
----------------------------------------------------------
Net asset value, end of period                       $7.95
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $24
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .75%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.31%(d)
----------------------------------------------------------
Portfolio turnover rate                                51%
----------------------------------------------------------
Total return(f)                                    (20.67%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.






         DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    17 p

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .13
Net gains (losses) (both realized and
 unrealized)                                         (2.56)
----------------------------------------------------------
Total from investment operations                     (2.43)
----------------------------------------------------------
Net asset value, end of period                       $7.59
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $46
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .55%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.33%(d)
----------------------------------------------------------
Portfolio turnover rate                                24%
----------------------------------------------------------
Total return(f)                                    (24.29%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.





DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (2.82)
----------------------------------------------------------
Total from investment operations                     (2.68)
----------------------------------------------------------
Net asset value, end of period                       $7.34
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $31
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .61%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.06%(d)
----------------------------------------------------------
Portfolio turnover rate                                27%
----------------------------------------------------------
Total return(f)                                    (26.76%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.






 18 p    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12
Net gains (losses) (both realized and
 unrealized)                                         (3.07)
----------------------------------------------------------
Total from investment operations                     (2.95)
----------------------------------------------------------
Net asset value, end of period                       $7.07
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $11
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                             1.14%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.14%(d)
----------------------------------------------------------
Portfolio turnover rate                                37%
----------------------------------------------------------
Total return(f)                                    (29.45%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.







         DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    19 p

APPENDIX A

 UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES

The following is a brief description of the investment objectives and strategies of the underlying funds. RiverSource Investments may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the applicable fund's prospectus and statement of additional information. This prospectus is not an offer for any of the underlying funds.


 UNDERLYING FUNDS                   INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS
RiverSource         The Fund seeks to provide shareholders with long-term capital
Disciplined Equity  growth. Under normal market conditions, at least 80% of the Fund's
Fund                net assets are invested in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

--------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital
Disciplined         growth. Under normal market conditions, at least 80% of the Fund's
International       assets will be invested in equity securities of foreign issuers or
Equity Fund         in instruments that provide exposure to foreign equity markets.
                    The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers.
--------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital
Disciplined Large   growth. Under normal market conditions, at least 80% of the Fund's
Cap Growth Fund     net assets are invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the
                    Russell 1000(R) Growth Index at the time of purchase.
--------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital
Disciplined Small   growth. Under normal market conditions, at least 80% of the Fund's and Mid Cap Equity  net assets are invested in equity securities of companies with
Fund                market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500(TM) Index (the
                    Index) at the time of investment. The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund's net assets may be invested in foreign investments.
--------------------------------------------------------------------------------------





 A.1    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

 UNDERLYING FUNDS                   INVESTMENT OBJECTIVES AND STRATEGIES
RiverSource         The Fund seeks to provide shareholders with long-term capital
Disciplined Large   growth. Under normal market conditions, at least 80% of the Fund's
Cap Value Fund      net assets will be invested in equity securities of companies with market capitalization of over $5 billion at the time of purchase or that are within the capitalization range of companies in the
                    Russell 1000(R) Value Index at the time of purchase.
--------------------------------------------------------------------------------------

FIXED INCOME FUNDS
RiverSource         The Fund seeks to provide shareholders with a high level of
Diversified Bond    current income while conserving the value of the investment for
Fund                the longest period of time.

                    Under normal market conditions, the Fund invests at least 80% of it net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Barclays Capital U.S. Aggregate Bond Index
                    (formerly known as the Lehman Brothers Aggregate Bond Index) (the
                    Index), which are investment grade and denominated in U.S.
                    dollars. The Index includes securities issued by the U.S.
                    government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-
                    quality (junk) bonds. Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in emerging markets.

--------------------------------------------------------------------------------------


RiverSource         The Fund seeks to provide shareholders with high total return
Emerging Markets    through current income and, secondarily, through capital
Bond Fund           appreciation. The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers.
                    Emerging markets include any country determined to have an emerging market economy. Emerging markets include any country that is not defined by the World Bank as a High Income OECD country.
                    The OECD (Organization for Economic Co-operation and Development)
                    is a group of 30 member countries sharing a commitment to
                    democratic government and the market economy. Under normal market conditions, at least 80% of the Fund's net assets will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the
                    U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer.
                    Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or
                    considered by the investment manager to be of comparable quality.
                    These lower quality fixed income securities are often called "junk bonds." The Fund may invest up to 100% of its assets in these lower rated securities.

--------------------------------------------------------------------------------------


RiverSource Global  The Fund seeks to provide shareholders with high total return
Bond Fund           through income and growth of capital. The Fund is a non-
                    diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-
                    grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below investment-grade bonds (junk bonds).

--------------------------------------------------------------------------------------





          DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    A.2

 UNDERLYING FUNDS                   INVESTMENT OBJECTIVES AND STRATEGIES

RiverSource High    The Fund seeks to provide shareholders with high current income as
Yield Bond Fund     its primary objective and, as its secondary objective, capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yield debt instruments
                    (commonly referred to as "junk"). These high yield debt
                    instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers.

                    Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as
                    LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.


--------------------------------------------------------------------------------------


RiverSource         The Fund seeks to provide shareholders with total return that
Inflation           exceeds the rate of inflation over the long-term. The Fund is a
Protected           non-diversified fund that, under normal market conditions, invests
Securities Fund     at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (nonseasonally adjusted) as the inflation measure.

--------------------------------------------------------------------------------------

MONEY MARKET FUNDS
RiverSource Cash    The Fund seeks to provide shareholders with maximum current income
Management Fund     consistent with liquidity and stability of principal. The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S.
                    government or its agencies, bank certificates of deposit, bankers'
                    acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25%
                    of its total assets in money market instruments issued by U.S.
                    banks, U.S. branches of foreign banks and U.S. government
                    securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.
--------------------------------------------------------------------------------------

ALTERNATIVE
  INVESTMENT
  STRATEGIES
RiverSource         The Fund seeks to provide shareholders with positive absolute
Absolute Return     return. The Fund is a non-diversified fund that, under normal
Currency and        market conditions, will invest at least 80% of its net assets
Income Fund         (including any borrowings for investment purposes) in short-
                    duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.
--------------------------------------------------------------------------------------






 A.3    DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS

APPENDIX B

 UNDERLYING FUNDS -- RISKS

The following is a brief description of principal risks associated with the underlying funds in which the Funds invest. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund's prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.


ACTIVE MANAGEMENT RISK. The underlying funds are actively managed and their performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying funds' investment objectives. Due to its active management, the underlying funds could underperform other mutual funds with similar investment objectives.


COUNTERPARTY RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CONCENTRATION RISK (CASH MANAGEMENT FUND). Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if an underlying fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt security will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If the underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loans at prices approximating the value previously placed on them.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.



          DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    B.1

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.


DIVERSIFICATION RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND, EMERGING MARKETS BOND FUND, GLOBAL BOND FUND AND INFLATION PROTECTED SECURITIES FUND). A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on the underlying fund's performance, the underlying fund may be more exposed to risk of loss and volatility than a fund that invests more broadly.



FOREIGN CURRENCY RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). The fund's exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.



RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:


Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk. Exposure to foreign currencies creates exposure to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK (EMERGING MARKETS BOND FUND AND ABSOLUTE RETURN CURRENCY AND INCOME FUND). The underlying fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK (INFLATION PROTECTED SECURITIES FUND). Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the underlying fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of underlying fund's distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed income securities in the underlying fund's portfolio: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may


 B.2 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the underlying fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the underlying fund may be impaired in the event that the underlying fund needs to liquidate such loans. Other debt securities in which the underlying fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the underlying fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the underlying fund to underperform other mutual funds if that style falls out of favor with the market.


PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying funds. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying funds' investments are locked in at a lower rate for a longer period of time.



QUANTITATIVE MODEL RISK (DISCIPLINED EQUITY FUND, DISCIPLINED INTERNATIONAL EQUITY FUND, DISCIPLINED LARGE CAP GROWTH FUND, DISCIPLINED LARGE CAP VALUE FUND, DISCIPLINED SMALL AND MID CAP EQUITY FUND AND ABSOLUTE RETURN CURRENCY AND INCOME FUND). Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weight placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the underlying fund to achieve its objective.



REINVESTMENT RISK (CASH MANAGEMENT FUND). Reinvestment risk is the risk that the fund will not be able to reinvest income or principal at the same rate it currently is earning.



SECTOR RISK (EMERGING MARKETS BOND FUND AND GLOBAL BOND FUND). Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.


SMALL AND MID-SIZED COMPANY RISK (DISCIPLINED SMALL AND MID CAP EQUITY FUND). Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


TAX RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund's Board of Directors may authorize a significant change in investment strategy or fund liquidation.




          DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 PROSPECTUS    B.3

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RIVERSOURCE VARIABLE PORTFOLIO FUNDS
734 Ameriprise Financial Center
Minneapolis, MN 55474


Additional information about the Funds and their investments is available in the Funds' SAI and annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected a Fund's performance during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Funds or to make a shareholder inquiry, contact your financial intermediary or RiverSource Family of Funds at (888) 791-3380 or through the address listed above.



Since shares of the Funds are offered generally only to insurance company separate accounts to serve as the investment vehicles for variable annuity contracts and for variable life insurance policies, they are not offered to the public. Because of this, the Funds' offering documents and shareholder reports are not available on our public website at riversource.com/funds.



You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.



Investment Company Act File #: 811-22127



(RIVERSOURCE INVESTMENTS LOGO)                                S-6521-99 C (5/09)

Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)


RIVERSOURCE
VARIABLE PORTFOLIO FUNDS


PROSPECTUS MAY 1, 2009


RiverSource Partners Variable Portfolio - Fundamental Value Fund
RiverSource Partners Variable Portfolio - Select Value Fund
RiverSource Partners Variable Portfolio - Small Cap Value Fund
RiverSource Variable Portfolio - Balanced Fund
RiverSource Variable Portfolio - Cash Management Fund
RiverSource Variable Portfolio - Diversified Bond Fund
RiverSource Variable Portfolio - Diversified Equity Income Fund
RiverSource Variable Portfolio - Dynamic Equity Fund
  (formerly known as RiverSource Variable Portfolio - Large Cap Equity Fund) RiverSource Variable Portfolio - Global Bond Fund
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - High Yield Bond Fund

RiverSource Variable Portfolio - Income Opportunities Fund
RiverSource Variable Portfolio - Mid Cap Growth Fund
RiverSource Variable Portfolio - Mid Cap Value Fund
RiverSource Variable Portfolio - S&P 500 Index Fund
RiverSource Variable Portfolio - Short Duration U.S. Government Fund Seligman Variable Portfolio - Growth Fund
  (formerly known as RiverSource Variable Portfolio - Growth Fund)
Seligman Variable Portfolio - Larger-Cap Value Fund
  (formerly known as RiverSource Variable Portfolio - Large Cap Value Fund) Seligman Variable Portfolio - Smaller-Cap Value Fund
  (formerly known as RiverSource Variable Portfolio - Small Cap
  Advantage Fund)
Threadneedle Variable Portfolio - Emerging Markets Fund
Threadneedle Variable Portfolio - International Opportunity Fund



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

 NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

TABLE OF CONTENTS



THE RIVERSOURCE VARIABLE PORTFOLIO FUNDS.............................................   3P
RIVERSOURCE PARTNERS VARIABLE PORTFOLIO --
  FUNDAMENTAL VALUE FUND.............................................................   3p
Objective............................................................................   3p
Principal Investment Strategies......................................................   3p
Principal Risks......................................................................   4p
Past Performance.....................................................................   5p
RIVERSOURCE PARTNERS VARIABLE PORTFOLIO -- SELECT VALUE FUND.........................   6P
Objective............................................................................   6p
Principal Investment Strategies......................................................   6p
Principal Risks......................................................................   6p
Past Performance.....................................................................   8p
RIVERSOURCE PARTNERS VARIABLE PORTFOLIO --
  SMALL CAP VALUE FUND...............................................................   9P
Objective............................................................................   9p
Principal Investment Strategies......................................................   9p
Principal Risks......................................................................  10p
Past Performance.....................................................................  12p
RIVERSOURCE VARIABLE PORTFOLIO -- BALANCED FUND......................................  13P
Objective............................................................................  13p
Principal Investment Strategies......................................................  13p
Principal Risks......................................................................  14p
Past Performance.....................................................................  16p
RIVERSOURCE VARIABLE PORTFOLIO -- CASH MANAGEMENT FUND...............................  17P
Objective............................................................................  17p
Principal Investment Strategies......................................................  17p
Principal Risks......................................................................  17p
Past Performance.....................................................................  18p
RIVERSOURCE VARIABLE PORTFOLIO -- DIVERSIFIED BOND FUND..............................  19P
Objective............................................................................  19p
Principal Investment Strategies......................................................  19p
Principal Risks......................................................................  19p
Past Performance.....................................................................  21p
RIVERSOURCE VARIABLE PORTFOLIO --
  DIVERSIFIED EQUITY INCOME FUND.....................................................  22P
Objective............................................................................  22p
Principal Investment Strategies......................................................  22p
Principal Risks......................................................................  22p
Past Performance.....................................................................  24p
RIVERSOURCE VARIABLE PORTFOLIO -- DYNAMIC EQUITY FUND................................  25P
Objective............................................................................  25p
Principal Investment Strategies......................................................  25p
Principal Risks......................................................................  25p
Past Performance.....................................................................  27p
RIVERSOURCE VARIABLE PORTFOLIO -- GLOBAL BOND FUND...................................  28P
Objective............................................................................  28p
Principal Investment Strategies......................................................  28p
Principal Risks......................................................................  28p
Past Performance.....................................................................  30p
RIVERSOURCE VARIABLE PORTFOLIO --
  GLOBAL INFLATION PROTECTED SECURITIES FUND.........................................  31P
Objective............................................................................  31p
Principal Investment Strategies......................................................  31p
Principal Risks......................................................................  31p
Past Performance.....................................................................  33p
RIVERSOURCE VARIABLE PORTFOLIO -- HIGH YIELD BOND FUND...............................  35P
Objective............................................................................  35p
Principal Investment Strategies......................................................  35p
Principal Risks......................................................................  36p
Past Performance.....................................................................  38p
RIVERSOURCE VARIABLE PORTFOLIO -- INCOME OPPORTUNITIES FUND..........................  39P
Objective............................................................................  39p
Principal Investment Strategies......................................................  39p
Principal Risks......................................................................  39p
Past Performance.....................................................................  42p
RIVERSOURCE VARIABLE PORTFOLIO -- MID CAP GROWTH FUND................................  43P
Objective............................................................................  43p
Principal Investment Strategies......................................................  43p
Principal Risks......................................................................  43p
Past Performance.....................................................................  44p
RIVERSOURCE VARIABLE PORTFOLIO -- MID CAP VALUE FUND.................................  45P
Objective............................................................................  45p
Principal Investment Strategies......................................................  45p
Principal Risks......................................................................  45p
Past Performance.....................................................................  47p
RIVERSOURCE VARIABLE PORTFOLIO -- S&P 500 INDEX FUND.................................  48P
Objective............................................................................  48p
Principal Investment Strategies......................................................  48p
Principal Risks......................................................................  48p
Past Performance.....................................................................  49p
RIVERSOURCE VARIABLE PORTFOLIO --
  SHORT DURATION U.S. GOVERNMENT FUND................................................  50P
Objective............................................................................  50p
Principal Investment Strategies......................................................  50p
Principal Risks......................................................................  50p
Past Performance.....................................................................  52p
SELIGMAN VARIABLE PORTFOLIO -- GROWTH FUND...........................................  53P
Objective............................................................................  53p
Principal Investment Strategies......................................................  53p
Principal Risks......................................................................  53p
Past Performance.....................................................................  55p
SELIGMAN VARIABLE PORTFOLIO -- LARGER-CAP VALUE FUND.................................  56P
Objective............................................................................  56p
Principal Investment Strategies......................................................  56p
Principal Risks......................................................................  56p
Past Performance.....................................................................  58p




                      RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    1 p

SELIGMAN VARIABLE PORTFOLIO --
  SMALLER-CAP VALUE FUND.............................................................  59P
Objective............................................................................  59p
Principal Investment Strategies......................................................  59p
Principal Risks......................................................................  59p
Past Performance.....................................................................  61p
THREADNEEDLE VARIABLE PORTFOLIO -- EMERGING MARKETS FUND.............................  62P
Objective............................................................................  62p
Principal Investment Strategies......................................................  62p
Principal Risks......................................................................  62p
Past Performance.....................................................................  64p
THREADNEEDLE VARIABLE PORTFOLIO --
  INTERNATIONAL OPPORTUNITY FUND.....................................................  65P
Objective............................................................................  65p
Principal Investment Strategies......................................................  65p
Principal Risks......................................................................  65p
Past Performance.....................................................................  67p
FEES AND EXPENSES....................................................................  68P
OTHER INVESTMENT STRATEGIES AND RISKS................................................  71P
FUND MANAGEMENT AND COMPENSATION.....................................................  72P
BUYING AND SELLING SHARES............................................................  85P
Pricing and Valuing of Fund Shares...................................................  85p
Purchasing Shares....................................................................  85p
Transferring/Selling Shares..........................................................  85p
Market Timing........................................................................  85p
DISTRIBUTIONS AND TAXES..............................................................  86P
FINANCIAL HIGHLIGHTS.................................................................  87P





RIVERSOURCE FAMILY OF FUNDS



The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Seligman Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation portfolios (the "funds" or the "RiverSource Variable Portfolio Funds") and the portfolios of Seligman Portfolios, Inc. share the same Board of Directors/Trustees (the Board) and are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies. The RiverSource Family of Funds also includes mutual funds available for direct investment. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.






 2 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

THE RIVERSOURCE VARIABLE PORTFOLIO FUNDS

References to "Fund" throughout this prospectus refer to RiverSource Partners Variable Portfolio - Fundamental Value Fund, RiverSource Partners Variable Portfolio - Select Value Fund, RiverSource Partners Variable Portfolio - Small Cap Value Fund, RiverSource Variable Portfolio - Balanced Fund, RiverSource Variable Portfolio - Cash Management Fund, RiverSource Variable
Portfolio - Diversified Bond Fund, RiverSource Variable Portfolio - Diversified Equity Income Fund, RiverSource Variable Portfolio - Dynamic Equity Fund, RiverSource Variable Portfolio - Global Bond Fund, RiverSource Variable Portfolio - Global Inflation Protected Securities Fund, RiverSource Variable Portfolio - High Yield Bond Fund, RiverSource Variable Portfolio - Income Opportunities Fund, RiverSource Variable Portfolio - Mid Cap Growth Fund, RiverSource Variable Portfolio - Mid Cap Value Fund, Variable Portfolio - S&P 500 Index Fund, RiverSource Variable Portfolio - Short Duration U.S. Government Fund, Seligman Variable Portfolio - Growth Fund, Seligman Variable
Portfolio - Larger-Cap Value Fund, Seligman Variable Portfolio - Smaller-Cap Value Fund, Threadneedle Variable Portfolio - Emerging Markets Fund and Threadneedle Variable Portfolio - International Opportunity Fund, singularly or collectively as the context requires.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The performance results of each Fund may differ significantly from any publicly-traded retail mutual fund.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF A FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of U.S. companies. Under normal market conditions, the Fund's assets will be invested primarily in companies with market capitalizations of at least $5 billion at the time of the Fund's investment. The Fund may invest up to 25% of its net assets in foreign investments.

RiverSource Investments, LLC (RiverSource Investments or investment manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Davis Selected Advisers, L.P. (Davis) (the Subadviser), which provides day-to-day management of the Fund.

Over the years, Davis has developed a list of characteristics that the portfolio managers believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

- Proven track record

- Significant alignment of interest in business

- Smart application of technology to improve business and lower costs

- Strong balance sheet

- Low cost structure

- High returns on capital

- Non-obsolescent products/services

- Dominant or growing market share

- Global presence and brand names

After determining which companies the Subadviser wishes to own, it then turns its analysis to determining the intrinsic value of those companies' common stock. The Subadviser seeks to identify common stocks which can be purchased at attractive valuations relative to their intrinsic value. The Subadviser's goal is to invest in companies for the long term. It considers selling a company if it believes the stock's market price exceeds its estimate of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.



                      RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    3 p

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SECTOR RISK. The Subadviser has historically invested significantly in the financial services sector. The Fund may therefore be more susceptible to the particular risks of the financial services sector than if the Fund were invested in a wider variety of companies in unrelated industries. Components of financial services sector risk include (1) the risk that financial services companies may suffer a setback if regulators change the rules under which they operate; (2) the risk that unstable interest rates, and/or rising interest rates, may have a disproportionate effect on companies in the financial services sector; (3) the risk that financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (4) the risk that the financial services sector has become increasingly competitive; and (5) the risk that financial services companies may have exposure to investments or agreements that, under certain circumstances, may lead to losses, for example subprime loans.



 4 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


          RIVERSOURCE PARTNERS VP - FUNDAMENTAL VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                                                                         +3.84%    -38.58%

                                                                                          2007      2008



During the periods shown in the bar chart, the highest return for a calendar quarter was +6.44% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was -24.08% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return as of March 31, 2009 was -12.56%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    SINCE INCEPTION
RiverSource Partners VP - Fundamental Value Fund                          -38.58%        -12.66%(a)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)         -37.00%        -11.04%(b)
Lipper Large-Cap Core Funds Index                                         -37.07%        -11.38%(b)


(a) Inception date is May 1, 2006
(b) Measurement period started May 1, 2006.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Fundamental Value Fund, a series of RiverSource Variable Portfolio - Managers Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




                      RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    5 p

RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are primarily invested in equity securities of mid-cap companies as well as companies with larger and smaller market capitalizations. For these purposes, the Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell Midcap(R) Value Index (the Index). The market capitalization range and the composition of the Russell Midcap Value Index are subject to change.


RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's two subadvisers, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE) (the Subadvisers), which provide day-to-day management for the Fund. RiverSource Investments, subject to the oversight of the Fund's Board of Directors, decides the proportion of the Fund's assets to be managed by each subadviser, and may change these proportions at any time.

SYSTEMATIC
Systematic's investment strategy originates with a quantitative screening of all companies (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with market capitalizations generally consistent with that of the Russell Midcap Value Index. The companies are ranked by attractive valuation and a positive earnings catalyst. A positive earnings catalyst occurs when a company exceeds flat to rising earnings estimates due to improving fundamentals, which may be and often is indicative of future stock price appreciation. The screening process generates a research focus list of approximately 150 companies meriting rigorous fundamental analysis to confirm each stock's value and catalysts for appreciation. The fundamental analysis involves analyzing a company's income statement, financial statements and health, its management and competitive advantages, current valuation, and its competitors and markets.

Systematic expects that it will sell a stock when price appreciation causes the company valuation to meet or exceed the target valuation that is estimated internally, if other investment opportunities present more attractive prospects from a valuation and expected return basis, if analysis leads to an anticipated downward estimate revision, or in the less likely event of a reported negative earnings surprise such as an unanticipated revision in a company's earnings.

WEDGE
WEDGE employs comprehensive, qualitative and quantitative analysis, seeking stocks selling below a reasonable valuation level, relative to their future earnings potential. These companies must also meet their valuation and financial quality parameters. WEDGE uses two proprietary, fundamentally-based screening models, using publicly available data on all eligible companies (market capitalizations between $1 billion and $15 billion). The fundamental value model identifies stocks with strong profit potential, based on projected earnings growth, earnings quality, dividend yields and forward price/earnings ratios. To preclude investing in financially unsound companies, WEDGE then employs their financial quality model, which focuses on multiple earnings growth, profitability, leverage, and liquidity factors. Stocks are then ranked by both models for relative attractiveness. Analysts then identify those stocks with the greatest perceived profit potential. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, management capabilities and incentives. Companies must be approved for purchase by the firm's Investment Policy Committee.

In order to capture profits, limit losses and ensure style consistency, WEDGE generally will sell a stock when fair valuation is reached, the original investment thesis for a stock materially deteriorates, an upgrade opportunity develops or the stock's fundamental value model ranking falls to a predetermined level.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.



 6 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the Fund to achieve its objective.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.



                      RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    7 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


             RIVERSOURCE PARTNERS VP - SELECT VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                                                     +0.50%    +15.82%   +6.03%    -36.58%

                                                                      2005      2006      2007      2008



During the periods shown in the bar chart, the highest return for a calendar quarter was +7.23% (quarter ended March 31, 2006) and the lowest return for a calendar quarter was -25.96% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return as of March 31, 2009 was -10.45%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    SINCE INCEPTION
RiverSource Partners VP - Select Value Fund                               -36.58%         -2.43%(a)
Russell Midcap(R) Value Index (reflects no deduction for fees,
expenses or taxes)                                                        -38.44%         +0.02%(b)
Lipper Mid-Cap Value Funds Index                                          -39.71%         -1.64%(b)


(a) Inception date is Feb. 4, 2004.
(b) Measurement period started Feb. 4, 2004.

The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Select Value Fund, a series of RiverSource Variable Portfolio - Managers Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 8 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), Denver Investment Advisors LLC (Denver Investments), Donald Smith & Co., Inc. (Donald Smith), River Road Asset Management, LLC (River Road) and Turner Investment Partners, Inc. (Turner) (the Subadvisers), which provide day-to-day management for the Fund. RiverSource Investments, subject to the oversight of the Fund's Board of Trustees, decides the proportion of the Fund assets to be managed by each subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index.

BARROW HANLEY

Barrow Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks of companies in which the value of the underlying business is believed to be significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.


Barrow Hanley screens the universe of roughly 1,500 companies that possess characteristics desired by Barrow Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

DENVER INVESTMENTS
Denver Investments' investment strategy is based on three factors: 1) positive free cash flow and an attractive valuation relative to free cash flow; 2) effective use by management of free cash flow; and 3) a dividend-paying emphasis. Free cash flow is the cash available for the company to create value for shareholders after all cash expenses, taxes and maintenance capital investments are made. The style employs a quantitative model to identify opportunities in the investment universe; however, the process emphasizes independent fundamental research and modeling to analyze securities.

The initial universe consists of dividend-paying public companies within the market capitalization range of the Russell 2000 Value Index. Denver Investments screens this universe with a proprietary, sector-based multi-factor model. The screen aims to identify stocks that are not only inexpensive, but also have fundamentals (revenues, margins, and asset turnover) that are showing early signs of improvement. The most attractively ranked stocks are candidates for fundamental analysis.

Denver Investments uses independent fundamental research to identify companies where it believes the early fundamental improvement in free cash flow is sustainable and not yet recognized by the market. The proprietary fundamental model uses three separate approaches to establish intrinsic value: 1) discounted free cash flow analysis; 2) returns-based peer analysis; and 3) cash flow returns and reinvestment opportunities. The greatest weight is placed on the free cash flow valuation. In general, stocks with more potential upside based on the estimated intrinsic value are given higher weight.


There are four reasons Denver Investments will sell a stock:


- Estimate of intrinsic value is reached;

- Changes in fundamentals violate original investment thesis;

- More attractive investment ideas are developed; and

- Stock appreciates out of our market-cap parameters.



                      RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    9 p

DONALD SMITH
Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research.

Donald Smith will generally sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

RIVER ROAD
River Road selects stocks one at a time based solely on that stock's individual, fundamental merits. River Road's security analysis is conducted in-house and focuses on identifying the most attractive companies that best meet River Road's five critical stock characteristics. The first characteristic is that a security be priced at a discount to the assessment of the firm's Absolute Value. The second characteristic is an attractive business model. River Road seeks to invest in companies with sustainable, predictable, and understandable business models. The third characteristic is shareholder-oriented management. River Road seeks capable, honest management teams with proven experience and a willingness to assume a material stake in their business. Thus, River Road looks for management ownership, stock buybacks, accretive transactions, and dividend raises/initiations. The fourth characteristic is financial strength. River Road seeks companies with attractive cash flow, reasonable debt, and/or undervalued assets on the balance sheet, such as real estate, patents or license. The fifth characteristic River Road looks for is companies with limited Wall Street research coverage that are undiscovered, under-followed, or misunderstood, as these stocks often have considerable discovery value and tend to exhibit lower relative volatility.

There are three general circumstances in which River Road will sell a security:


- Position size exceeds risk management guidelines (a holding will be sold when it achieves its price target or becomes too large in the portfolio);


- Declining fundamentals (a stock will be sold if its fundamentals turn negative, and/or gives reason to believe it will not achieve River Road's expectations within an acceptable level of risk); and

- Unacceptable losses accumulate.

TURNER

Turner believes that consistent out-performance relative to stated benchmark may be best achieved by identifying the characteristics that drive future price out-performance, such as relative valuations or earnings growth, and by investing in companies that exhibit these predictive characteristics. Turner's investment process involves the use of four steps to evaluate stocks for investment or continued ownership.


- Turner uses a proprietary quantitative model to evaluate 72 factors and identify factors that have been predictive of future price performance during the previous three years by economic sector.

- Turner then ranks all companies in the universe relative to one another based on the predictive characteristics by sector.

- Next, a diversified portfolio of the best ranked companies is constructed by utilizing proprietary portfolio optimization and diversification tools.


- The portfolio is rebalanced regularly using program trades that minimize "implementation shortfall" at a minimum cost.


For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. This Fund is designed for investors with above-average risk tolerance. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore the value of its stocks or bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.



 10 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the Fund to achieve its objective.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    11 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


           RIVERSOURCE PARTNERS VP - SMALL CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                       -12.13%   +37.86%   +20.01%   +5.77%    +20.25%   -4.90%    -31.57%

                                        2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +18.76% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -23.49% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was -11.60%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    SINCE INCEPTION
RiverSource Partners VP - Small Cap Value Fund                            -31.57%     -0.13%         +3.49%(a)
Russell 2000(R) Value Index (reflects no deduction for fees, expenses
or taxes)                                                                 -28.92%     +0.27%         +4.09%(b)
Lipper Small-Cap Value Funds Index                                        -32.82%     -0.53%         +3.74%(b)


(a) Inception date is Aug. 14, 2001.
(b) Measurement period started Aug. 14, 2001.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Small Cap Value Fund, a series of RiverSource Variable Portfolio - Managers Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 12 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND

OBJECTIVE

The Fund seeks maximum total investment return through a combination of capital growth and current income. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 40% of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. Equity securities may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. Although the Fund emphasizes high- and medium-quality securities for the debt portion of its portfolio, it may buy lower-quality (junk) bonds. The Fund may invest up to 25% of its net assets in foreign investments.

The Fund's equity investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses equity investments by seeking to:

- Select companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

- Identify companies with moderate growth potential based on:

  - effective management, as demonstrated by overall performance;

  - financial strength; and

  - underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell an equity security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to alternative investments.

- The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The security exhibits unacceptable correlation characteristics with other portfolio holdings.

- The company or the security continues to meet the other standards described above.

In pursuit of the Fund's objective, the investment manager chooses debt investments by:


- Evaluating the debt portion of the portfolio's total exposure to sectors, industries, issuers and securities relative to the Barclays Capital U.S. Aggregate Bond Index (the Index).


- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.


- Targeting an average duration for the debt portion of the portfolio within one year of the duration of the Index which, as of March 31, 2009 was 3.73 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


In evaluating whether to sell a debt security, the investment manager considers, among other factors:


- The debt portion of the portfolio's total exposure to sectors, industries, issuers and securities relative to the Index.



- Whether our assessment of the credit quality of an issuer is changed or is vulnerable to a change.


- Whether a sector or industry is experiencing change.

- Changes in the interest rate or economic outlook.

- Whether the investment manager identifies a more attractive opportunity.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    13 p

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, liquidity risk and leverage risk.


Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.



 14 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    15 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                   RIVERSOURCE VP - BALANCED FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


         +14.84%   -2.31%    -10.59%   -12.92%   +20.26%   +9.59%    +3.92%    +14.38%   +1.74%    -29.92%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +12.44% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -16.31% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was -5.69%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    10 YEARS
RiverSource VP - Balanced Fund                                            -29.92%     -1.46%     -0.25%
Russell 1000(R) Value Index (reflects no deduction for fees, expenses
or taxes)                                                                 -36.85%     -0.79%     +1.36%
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                        +5.24%     +4.65%     +5.63%
Blended Index (reflects no deduction for fees, expenses or taxes)         -21.96%     +1.57%     +3.34%
Lipper Balanced Funds Index                                               -26.18%     +0.12%     +1.53%


The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Barclays Capital Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Balanced Fund, a series of RiverSource Variable Portfolio - Managed Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 16 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

OBJECTIVE

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:

- Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by the investment manager, RiverSource Investments.

- Limits its average portfolio maturity to ninety days or less.

- Buys obligations with remaining maturities of 397 days or less.

- Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's objective, the investment manager chooses investments by:

- Considering opportunities and risks given current interest rates and anticipated interest rates.

- Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The issuer's credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

- Political, economic, or other events could affect the issuer's performance.

- The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    17 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing the variability of performance.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                RIVERSOURCE VP - CASH MANAGEMENT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)



         +4.73%    +5.83%    +3.74%    +1.14%    +0.51%    +0.74%    +2.61%    +4.49%    +4.75%    +2.31%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +1.49% (quarter ended Sept. 30, 2000) and the lowest return for a calendar quarter was +0.09% (quarter ended Sept. 30, 2003).


The Fund's year-to-date return at March 31, 2009 was +0.05%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                          1 YEAR    5 YEARS    10 YEARS
RiverSource VP - Cash Management Fund                                     +2.31%     +2.97%     +3.07%


For current 7-day yield information, call (888) 791-3380.

Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Money Market Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.



 18 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Barclays Capital U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:


- Evaluating the portfolio's total exposure to sectors, industries, issuers and securities relative to the Index.


- Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

- Investing in lower-quality (junk) bonds and foreign investments as attractive opportunities arise.


- Targeting an average portfolio duration within one year of the duration of the Index which, as of March 31, 2009, was 3.73 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


In evaluating whether to sell a security, the investment manager considers, among other factors:

- Identification of more attractive investments based on relative value.


- The portfolio's total exposure to sectors, industries, issuers and securities relative to the Index.



- Whether our assessment of the credit quality of an issuer has changed or is vulnerable to a change.


- Whether a sector or industry is experiencing change.

- Changes in the interest rate or economic outlook.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    19 p

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, liquidity risk and correlation risk.


Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.



 20 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


               RIVERSOURCE VP - DIVERSIFIED BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


         +1.70%    +5.41%    +7.67%    +5.53%    +4.48%    +4.48%    +2.12%    +4.41%    +5.20%    -6.32%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +3.51% (quarter ended Sept. 30, 2006) and the lowest return for a calendar quarter was -2.82% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was +2.63%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                          1 YEAR    5 YEARS    10 YEARS
RiverSource VP - Diversified Bond Fund                                    -6.32%     +1.89%     +3.40%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for
fees, expenses or taxes)                                                  +5.24%     +4.65%     +5.63%
Lipper Intermediate Investment Grade Index                                -4.71%     +2.28%     +4.24%


The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Diversified Bond Fund, a series of RiverSource Variable Portfolio - Income Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    21 p

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund's objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector, and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objectives, the investment manager, RiverSource Investments, chooses equity investments by seeking to:

- Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

- Identify companies with moderate growth potential based on:
  - effective management, as demonstrated by overall performance;
  - financial strength; and
  - underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to alternative investments.

- The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The security exhibits unacceptable correlation characteristics with other portfolio holdings.

- The company or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.



 22 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    23 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


           RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                   -0.78%    +2.14%    -19.03%   +41.16%   +18.20%   +13.50%   +19.75%   +8.02%    -40.47%

                    2000      2001      2002      2003      2004      2005      2006      2007      2008



During the period shown in the bar chart, the highest return for a calendar quarter was +22.69% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -23.96% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was -12.44%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    SINCE INCEPTION
RiverSource VP - Diversified Equity Income Fund                           -40.47%     +0.65%         +2.46%(a)
Russell 1000(R) Value Index (reflects no deduction for fees, expenses
or taxes)                                                                 -36.85%     -0.79%         +0.98%(b)
Lipper Equity Income Funds Index                                          -35.40%     -1.19%         +0.19%(b)


(a) Inception date is Sept. 15, 1999.
(b) Measurement period started Sept. 15, 1999.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Diversified Equity Income Fund, a series of RiverSource Variable Portfolio - Managed Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 24 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND

OBJECTIVE

The Fund seeks capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company does not meet the investment manager's performance expectations.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the S&P 500 Index.

In selecting stocks for the Fund to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

- Limits on positions relative to weightings in the benchmark index.

- Limits on sector and industry allocations relative to the benchmark index.

- Limits on size of holdings relative to market liquidity.

The investment manager may use derivatives such as futures, options, swaps and forward contracts, to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    25 p

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.



 26 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                RIVERSOURCE VP - DYNAMIC EQUITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


         +23.75%   -17.46%   -18.11%   -22.03%   +29.22%   +5.88%    +6.18%    +15.28%   +2.93%    -42.16%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +19.01% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -24.22% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was -13.16%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                             1 YEAR    5 YEARS    10 YEARS
RiverSource VP - Dynamic Equity Fund        -42.16%     -5.05%     -4.21%
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)                -37.00%     -2.19%     -1.38%
Russell 3000(R) Index (reflects no
deduction for fees, expenses or taxes.)     -37.31%     -1.95%     -0.80%
Russell 1000(R) Index (reflects no
deduction for fees, expenses or taxes)      -37.60%     -2.04%     -1.09%
Lipper Large-Cap Core Funds Index           -37.07%     -2.73%     -1.90%


The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 3000(R) Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index reflects reinvestment of all distributions and changes in market value.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

Effective Nov. 1, 2008, the Russell 1000 Index is replaced with the S&P 500 Index as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the S&P 500 Index will be included.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Large Cap Equity Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    27 p

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below investment grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:
- Considering opportunities and risks by credit rating and currency.

- Identifying investment-grade U.S. and foreign bonds.

- Identifying below investment-grade U.S. and foreign bonds.

- Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued.

- The security continues to meet the standards described above.

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations. The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, interest rate fluctuations or currency fluctuations, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, liquidity risk and correlation risk.


Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.



 28 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    29 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                  RIVERSOURCE VP - GLOBAL BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


         -4.40%    +3.24%    +1.34%    +14.98%   +13.01%   +10.03%   -4.99%    +6.73%    +7.65%    -0.44%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008



During the period shown in the bar chart, the highest return for a calendar quarter was +7.71% (quarter ended June 30, 2002) and the lowest return for a calendar quarter was -4.40% (quarter ended Sept. 30, 2008).


The Fund's year-to-date return at March 31, 2009 was -1.99%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                           1 YEAR    5 YEARS    10 YEARS
RiverSource VP - Global Bond Fund          -0.44%     +3.64%     +4.51%
Barclays Capital Global Aggregate
Index
(reflects no deduction for fees,
expenses or taxes)                         +4.79%     +5.01%     +5.22%
Lipper Global Income Funds Index           -7.54%     +2.48%     +4.03%


The Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index), an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all distributions and changes in market prices.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Global Bond Fund, a series of RiverSource Variable Portfolio - Income Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 30 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND

OBJECTIVE

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. The Fund invests only in securities rated investment grade, or, if unrated, deemed to be of comparable quality by the investment manager. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, makes purchase and sale decisions using proprietary interest rate models and seasoned professional judgment.

- Fund assets will be allocated among different countries and different market sectors (including different government or corporate issuers) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by U.S. or foreign governments.

- Duration and yield curve decisions will be based on quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand.


- The Fund will target an average portfolio duration within one year of the duration of a blended index comprised of 50% of the Barclays Capital World Government Inflation-Linked Bond Index (excluding U.S., fully hedged to the U.S. dollar) and 50% of the Barclays Capital U.S. Government Inflation-Linked Bond Index which, as of March 31, 2009, was 8.76 years on an unadjusted basis, and 7.18 years when adjusted for relative volatility and correlation to traditional government debt securities. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments the Fund will invest in.


The investment manager may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    31 p

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.



 32 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


     RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)



                                                                     +2.80%    +1.19%    +7.93%    +0.14%

                                                                      2005      2006      2007      2008



During the periods shown in the bar chart, the highest return for a calendar quarter was +4.13% (quarter ended March 31, 2008) and the lowest return for a calendar quarter was -2.39% (quarter ended Sept. 30, 2008).


The Fund's year-to-date return as of March 31, 2009 was +1.72%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)


                                                                          1 YEAR    SINCE INCEPTION
RiverSource VP - Global Inflation Protected Securities Fund               +0.14%           +3.44%(a)
Barclays Capital World Government Inflation-Linked Bond Index
(reflects no deduction for fees, expenses or taxes)                       +0.50%           +4.58%(b)
Barclays Capital U.S. Government Inflation-Linked Bond Index
(reflects no deduction for fees, expenses or taxes)                       -1.71%           +4.48%(b)
Barclays Capital Global Inflation-Linked Index                            -7.69%           +4.18%(b)
Blended Index (reflects no deduction for fees, expenses or taxes)         +0.04%           +4.60%(b)



(a) Inception date is Sept. 13, 2004.
(b) Measurement period started Sept. 13, 2004.




Barclays Capital World Government Inflation-Linked Bond Index is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.



Barclays Capital U.S. Government Inflation-Linked Bond Index is an unmanaged index that measures the performance of the U.S. government inflation-linked bond market. The index reflects reinvestment of all distributions and changes in market prices.



Barclays Capital Global Inflation-Linked Index (formerly known as the Lehman Brothers Global Inflation-Linked Index) is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden and France. The index reflects reinvestment of all distributions and changes in market prices.



The Blended Index consists of 50% Barclays Capital World Government Inflation-Linked Bond Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    33 p

Effective May 1, 2009, the Barclays Capital Global Inflation-Linked Index is replaced with the Barclays Capital World Government Inflation-Linked Bond Index as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the Barclays Capital World Government Inflation-Linked Bond Index will be included.





Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Global Inflation Protected Securities Fund, a series of RiverSource Variable
Portfolio - Income Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 34 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund's objectives.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yield debt instruments (commonly referred to as "junk"). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

In pursuit of the Fund's objectives, the investment manager, RiverSource Investments, aggressively seeks to earn a high total return, choosing investments by:

- Reviewing interest rate and economic forecasts.

- Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team's capabilities.

- Identifying companies that:

- have medium and low quality ratings or, in the investment manager's opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

- have growth potential, or

- have the potential to increase in value as their credit ratings improve.

- Buying debt instruments that are expected to outperform other debt instruments.

Additionally, for bank loans, the investment manager's process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

- The interest rate or economic outlook changes.

- A sector or industry is experiencing change.

- A security's rating is changed.

- The security is overvalued relative to alternative investments.

- The company no longer meets the investment manager's performance expectations.

- The investment manager wishes to lock in profits.

- The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    35 p

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. This Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the Fund to sell the loans at prices approximating the value previously placed on them.

HIGHLY LEVERAGED TRANSACTIONS RISK. The high yield debt instruments in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, liquidity risk, hedging risk and correlation risk.


Hedging Risk. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation Risk. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The securities in the Fund are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with the fixed income securities in the Fund: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.



 36 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Other debt securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the portfolio managers may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    37 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                RIVERSOURCE VP - HIGH YIELD BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


         +6.24%    -9.31%    +4.93%    -6.58%    +25.17%   +11.40%   +4.02%    +10.81%   +1.86%    -25.19%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +8.97% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -19.01% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was +4.43%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    10 YEARS
RiverSource VP - High Yield Bond Fund                                     -25.19%     -0.43%     +1.47%
JP Morgan Global High Yield Index (reflects no deduction for fees,
expenses or taxes)                                                        -26.83%     -0.72%     +2.58%
Lipper High Current Yield Bond Funds Index                                -28.84%     -1.87%     +0.49%


The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - High Yield Bond Fund, a series of RiverSource Variable Portfolio - Income Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 38 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security. Up to 25% of the Fund's net assets may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:

- Analyzing factors such as credit quality, cash flow and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).

- Seeking broad diversification by allocating investments among various sectors, based on the investment manager's assessment of their economic outlook.

Additionally, for bank loans, the investment manager's process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The issuer or the security continues to meet the standards described above.

- A sector or industry is experiencing change.

- The interest rate or economic outlook changes.

- A more attractive opportunity has been identified.

Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    39 p

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk" may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

HIGHLY LEVERAGED TRANSACTIONS RISK. The high yield debt instruments in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including hedging risk, correlation risk, counterparty credit risk, leverage risk and liquidity risk.


Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The securities in the Fund are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with the fixed income securities in the Fund: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Other debt securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund's performance.



 40 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the investment manager may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    41 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


             RIVERSOURCE VP - INCOME OPPORTUNITIES FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                                                     +3.33%    +7.98%    +2.65%    -18.82%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +3.49% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -13.35% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return as of March 31, 2009 was +6.57%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2007)

                                                                           1 YEAR    SINCE INCEPTION
RiverSource VP - Income Opportunities Fund                                -18.82%         +0.54%(a)
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index
(reflects no deduction for fees, expenses or taxes)                       -23.23%         -0.32%(b)
Lipper High Current Yield Bond Funds Index                                -28.84%         -2.02%(b)


(a) Inception date is June 1, 2004.
(b) Measurement period started June 1, 2004.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Income Opportunities Fund, a series of RiverSource Variable Portfolio - Income Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 42 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND

OBJECTIVE

The Fund seeks to provide shareholders with growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the companies that comprise the Russell Midcap(R) Growth Index. Over time, the market capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.


In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses equity investments by, among other things:

- Analyzing a company's:

  - management's track record;

  - financial strength;

  - growth potential (on average, a company's expected ability to generate future earnings growth of at least 15% per year); and

  - competitive market position.

- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

- Considering market trends and identifying opportunities within multiple industries that offer a desirable risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

- Political, economic, or other events could affect the company's performance.

- The company or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in some instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    43 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                RIVERSOURCE VP - MID CAP GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                       -13.76%   +22.57%   +9.10%    +10.13%   -0.07%    +13.74%   -44.84%

                                        2002      2003      2004      2005      2006      2007      2008



During the period shown in the bar chart, the highest return for a calendar quarter was +12.45% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -28.83% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was +3.81%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    SINCE INCEPTION
RiverSource VP - Mid Cap Growth Fund                                      -44.84%     -5.51%         -3.06%(a)
Russell Midcap(R) Growth Index (reflects no deduction for fees,
expenses or taxes)                                                        -44.32%     -2.33%         -2.41%(b)
Lipper Mid-Cap Growth Funds Index                                         -44.04%     -1.18%         -2.63%(b)


(a) Inception date is May 1, 2001.
(b) Measurement period started May 1, 2001.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Mid Cap Growth Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 44 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index (the Index). The market capitalization range of the companies in the Index is subject to change. Up to 20% of the Fund may be invested in stocks of smaller or larger companies, preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses equity investments by seeking to:

- Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

- Identify companies with growth potential based on:

  - effective management, as demonstrated by overall performance;

  - financial strength; and

  - underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to alternative investments.

- The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The security exhibits unacceptable correlation characteristics with other portfolio holdings.

- The company or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    45 p

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in some instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.



 46 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                 RIVERSOURCE VP - MID CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                                                               +15.32%   +10.35%   -45.10%

                                                                                2006      2007      2008



During the periods shown in the bar chart, the highest return for a calendar quarter was +10.34%. (quarter ended June 30, 2007) and the lowest return for a calendar quarter was -28.69%. (quarter ended Dec. 31, 2008).


The Fund's year-to-date return as of March 31, 2009 was -11.20%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    SINCE INCEPTION
RiverSource VP - Mid Cap Value Fund                                       -45.10%         -5.09%(a)
Russell Midcap(R) Value Index (reflects no deduction for fees,
expenses or taxes)                                                        -38.44%         -4.90%(b)
Lipper Mid-Cap Value Funds Index                                          -39.71%         -5.35%(b)


(a) Inception date is May 2, 2005.
(b) Measurement period started May 2, 2005.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Mid Cap Value Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    47 p

RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 or the Index). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy. The Fund normally will invest at least 80% of its total assets in securities that are contained in the S&P 500. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.



The Fund is not managed according to a traditional method of active investment management. Instead, the Fund follows a passive or indexing investment approach in an attempt to mirror the performance of an index. The Fund, as an index fund, has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of its index exactly. While there is no guarantee, the investment manager (RiverSource Investments, LLC) expects the correlation between the Fund and the S&P 500 to be at least 0.95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.



The investment manager will use quantitative techniques to select securities for the Fund in an attempt to replicate the returns of the S&P 500. Unlike a "full replication" strategy, where a fund will own all of the stocks in an index, the Fund will hold a representative sample of the stocks in an index, weighted to approximate the relative composition of the securities contained in the Index. The specific weights are determined by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, earnings growth and other quantitative measures. The investment manager may purchase stocks not included in the Index when doing so would be a cost efficient way of approximating the performance of the S&P 500 for example, in anticipation of a stock being added to the Index.



The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. The investment manager will monitor the performance of the Fund against the index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of 0.95 or better is not achieved, the Fund's Board of Trustees (Board) will consider alternative arrangements.


The Fund may change its target index for a different index if the current index is discontinued or if the Fund's Board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Fund generally is managed without regard to tax efficiency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:


- The security continues to be included in the S&P 500.


- Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions).


- A company's market weighting otherwise changes with respect to the S&P 500.


- Timing of cash flows in and out of the Fund require the investment manager to sell a security.


For more information on investment strategies and the S&P 500, please refer to the SAI. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by affiliates of Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Fund.


For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

INDEXING RISK. The Fund is managed to an index and the Fund's performance therefore is expected to rise and fall as the performance of the index rises and falls.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.



 48 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

TRACKING ERROR RISK. The Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, the effectiveness of sampling techniques, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.


PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                 RIVERSOURCE VP - S&P 500 INDEX FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                             -12.46%   -22.42%   +27.99%   +10.27%   +4.40%    +15.27%   +5.01%    -37.10%

                              2001      2002      2003      2004      2005      2006      2007      2008



During the period shown in the bar chart, the highest return for a calendar quarter was +15.23% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.84% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was -11.00%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    SINCE INCEPTION
RiverSource VP - S&P 500 Index Fund                                       -37.10%     -2.60%         -4.24%(a)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)         -37.00%     -2.19%         -3.77%(b)
Lipper S&P 500 Objective Funds Index                                      -37.08%     -2.41%         -4.02%(b)


(a) Inception date is May 1, 2000.
(b) Measurement period started May 1, 2000.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - S&P 500 Index Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    49 p

RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund's objectives.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Shareholders will be given at least 60 days' notice of any change in the 80% policy. The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills, and notes, and of its agencies and instrumentalities. The Fund may invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the Federal National Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie
Mac). These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. When market conditions are favorable, the Fund may also invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, or that are denominated in currencies other than the U.S. dollar.

In pursuit of the Fund's objectives, the investment manager, RiverSource Investments, chooses investments by:

- Reviewing credit characteristics and the interest rate outlook.

- Identifying and buying securities that are high quality or have similar qualities, in the investment manager's opinion, even though they are not rated or have been given a lower rating by a rating agency.

Under normal market conditions, the Fund will seek to maintain an average portfolio duration of one to three years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to alternative investments.

- The investment manager wishes to lock-in profits.

- Changes in the interest rate or economic outlook.

- The investment manager identifies a more attractive opportunity.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.



 50 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    51 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


        RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                   +8.47%    +6.29%    +5.83%    +1.52%    +0.85%    +1.58%    +3.84%    +5.33%    -2.64%

                    2000      2001      2002      2003      2004      2005      2006      2007      2008



During the period shown in the bar chart, the highest return for a calendar quarter was +3.25% (quarter ended Dec. 31, 2000) and the lowest return for a calendar quarter was -1.94% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was +1.65%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                          1 YEAR    5 YEARS    SINCE INCEPTION
RiverSource VP - Short Duration U.S. Government Fund                      -2.64%     +1.75%         +3.35%(a)
Barclays Capital 1-3 Year Government Index
(reflects no deduction for fees, expenses or taxes)                       +6.66%     +4.11%         +4.94%(b)
Lipper Short U.S. Government Funds Index                                  +3.46%     +3.13%         +4.10%(b)


(a) Inception date is Sept. 15, 1999.
(b) Measurement period started Sept. 15, 1999.

The Barclays Capital 1-3 Year Government Index (formerly known as the Lehman Brothers 1-3 Year Government Index), an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Short Duration U.S. Government Fund, a series of RiverSource Variable Portfolio - Income Series Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 52 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in common stocks of large U.S. companies that fall within the range of the Russell 1000(R) Growth Index. RiverSource Investments, LLC (the investment manager) chooses common stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors. Up to 25% of the Fund's net assets may be invested in foreign investments.


In selecting individual securities for investment, the investment manager looks to identify large companies that it believes display certain characteristics, including but not limited to, one or more of the following:

- Strong or improving company fundamentals;

- Strong management;

- Market earnings expectations are at or below the investment manager's estimates;

- Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

- Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

- Potential for above-average growth.

The Fund will generally sell a stock when the investment manager believes that:

- The company fundamentals have deteriorated;

- The company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued); or

- The investment manager's price target has been met.

The investment manager may invest in derivatives such as futures, options, forward contracts and structured investments, to produce incremental earnings, to hedge existing positions, or to increase flexibility.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty Credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    53 p

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.



 54 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                      SELIGMAN VP - GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                   -19.30%   -30.95%   -26.10%   +21.43%   +8.43%    +8.61%    +11.08%   +3.07%    -44.35%

                    2000      2001      2002      2003      2004      2005      2006      2007      2008



During the period shown in the bar chart, the highest return for a calendar quarter was +18.16% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -28.79% (quarter ended Sept. 30, 2001).


The Fund's year-to-date return at March 31, 2009 was -3.77%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    SINCE INCEPTION
Seligman VP - Growth Fund                                                 -44.35%     -5.58%         -8.20%(a)
Russell 1000(R) Growth Index (reflects no deduction for fees,
expenses or taxes)                                                        -38.44%     -3.42%         -5.52%(b)
Lipper Large-Cap Growth Funds Index                                       -41.39%     -3.99%         -6.00%(b)


(a) Inception date is Sept. 15, 1999.
(b) Measurement period started Sept. 15, 1999.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Growth Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date. The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    55 p

SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion. Up to 25% of the Fund's net assets may be invested in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

- a low price-to-earnings and/or low price-to-book ratio;

- positive change in senior management;

- positive corporate restructuring;

- temporary setback in price due to factors that no longer exist;

- a positive shift in the company's business cycle; and/or

- a catalyst for increase in the rate of the company's earnings growth.

The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and closely monitors Fund's holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

In deciding whether to sell a security, the investment manager considers whether:

- the security has become fully valued;

- the security's fundamentals have deteriorated; or

- ongoing evaluation reveals that there are more attractive investment opportunities available.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

FOCUSED PORTFOLIO RISK. The Fund expects to invest in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.



 56 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

ISSUER RISK. An issuer may perform poorly, and, therefore, the value of its stock and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    57 p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                 SELIGMAN VP - LARGER-CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                                                     +4.53%    +19.07%   -0.46%    -39.46%

                                                                      2005      2006      2007      2008



During the periods shown in the bar chart, the highest return for a calendar quarter was +7.55% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -20.72% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return as of March 31, 2009 was -13.99%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    SINCE INCEPTION
Seligman VP - Larger-Cap Value Fund                                       -39.46%         -3.74%(a)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)         -37.00%         -2.51%(b)
Russell 1000(R) Value Index (reflects no deduction for fees, expenses
or taxes)                                                                 -36.85%         -1.01%(b)
Lipper Large-Cap Value Funds Index                                        -37.00%         -2.16%(b)


(a) Inception date is Feb. 4, 2004.
(b) Measurement period started Feb. 4, 2004.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Large Cap Value Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.






 58 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. Up to 25% of the Fund's net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager, RiverSource Investments, uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

- a low price-to-earnings and/or low price-to-book ratio;

- positive change in senior management;

- positive corporate restructuring;

- temporary setback in price due to factors that no longer exist;

- positive shift in the company's business cycle; and/or

- a catalyst for increase in the rate of the company's earnings growth.

The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and closely monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

In deciding whether to sell a security, the investment manager considers whether:

- it has become fully valued,

- its fundamentals have deteriorated, or

- ongoing evaluation reveals that there are more attractive investment opportunities available.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    59 p

FOCUSED PORTFOLIO RISK. The Fund expects to invest in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.



 60 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


                SELIGMAN VP - SMALLER-CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                   +4.16%    -6.53%    -17.06%   +47.85%   +18.54%   +4.83%    +11.69%   -4.19%    -38.59%

                    2000      2001      2002      2003      2004      2005      2006      2007      2008



During the period shown in the bar chart, the highest return for a calendar quarter was +22.00% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -24.40% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was -15.83%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    SINCE INCEPTION
Seligman VP - Smaller-Cap Value Fund                                      -38.59%     -3.97%         +1.08%(a)
Russell 2000(R) Index (reflects no deduction for fees, expenses or
taxes)                                                                    -33.79%     -0.93%         +2.77%(b)
Lipper Small-Cap Core Funds Index                                         -35.59%     -1.01%         +4.02%(b)


(a) Inception date is Sept. 15, 1999.
(b) Measurement period started Sept. 15, 1999.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Small Cap Advantage Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    61 p

THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of emerging markets companies. Emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

The Fund's portfolio management team constructs the portfolio by selecting what it considers to be the best stocks in each industry sector, based on return on invested capital analysis, growth and valuation. The Fund's sector exposure generally reflects the global macroeconomic environment, the outlook for each sector and the relative valuation of the stocks among the sectors.

The Fund's portfolio management team constructs the portfolio by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

- The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

- The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research analyst. Stocks on the Preferred List are selected by:

  - Analyzing returns on invested capital for the largest companies within each sector;

  - Assessing valuations; and

  - Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

- Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their perceived ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.



 62 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    63 p

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


               THREADNEEDLE VP - EMERGING MARKETS FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                             -1.38%    -5.44%    +40.34%   +24.15%   +33.80%   +33.90%   +38.11%   -53.71%

                              2001      2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +22.84% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -29.11% (quarter ended Dec. 31, 2008).


The Fund's year-to-date return at March 31, 2009 was -1.10%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    SINCE INCEPTION
Threadneedle VP - Emerging Markets Fund                                   -53.71%     +7.30%         +3.67%(a)
MSCI Emerging Markets Index (reflects no deduction for fees, expenses
or taxes)                                                                 -53.18%     +8.02%         +5.37%(b)
Lipper Emerging Markets Funds Index                                       -54.76%     +6.30%         +4.66%(b)


(a) Inception date is May 1, 2000.
(b) Measurement period started May 1, 2000.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - Emerging Markets Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




 64 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND

OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential. The Fund may invest in developed and in emerging markets.

RiverSource Investments serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, an international sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Threadneedle determines the allocation of the Fund's assets among various regions at a monthly meeting on asset allocation and regional strategy. The allocation is reviewed weekly at a meeting at which all of Threadneedle's regional teams who cover foreign securities are represented.

Using Threadneedle's extensive research, the Fund's portfolio management team constructs the portfolio using two core lists of recommended holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the various regional experts. These discretionary holdings will typically make up a much smaller portion of the Fund.

- The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

- The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

  - Evaluating the opportunities and risks within regions and sectors;

  - Assessing valuations; and

  - Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

  The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

- Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their perceived ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    65 p

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.



 66 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


          THREADNEEDLE VP - INTERNATIONAL OPPORTUNITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


         +45.63%   -24.93%   -28.69%   -18.25%   +28.07%   +17.41%   +13.86%   +24.17%   +12.68%   -40.43%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




During the period shown in the bar chart, the highest return for a calendar quarter was +31.82% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -21.14% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at March 31, 2009 was -11.61%.


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)

                                                                           1 YEAR    5 YEARS    10 YEARS
Threadneedle VP - International Opportunity Fund                          -40.43%     +2.18%     -0.95%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)       -43.06%     +2.10%     +1.18%
Lipper International Large-Cap Core Funds Index                           -43.31%     +1.26%     +1.73%


The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.




Information prior to Feb. 1, 2008, presented in the section entitled "Past Performance" represents that of RiverSource Variable Portfolio - International Opportunity Fund, a series of RiverSource Variable Portfolio - Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    67 p

FEES AND EXPENSES




The summary below describes the Funds' fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Funds. This summary does not reflect any fees or sales charges imposed by your annuity contract or life insurance policy, which are disclosed in your separate annuity contract or life insurance policy prospectus. If the additional fees or sales charges imposed by your annuity contract or life insurance policy were reflected, it would increase overall expenses.



The annual fund operating expenses in the table below are based on expenses incurred during a Fund's most recently completed fiscal year, and are expressed as a percentage (expense ratio) of a Fund's average net assets during the period. The expense ratios have not been adjusted to reflect a Fund's assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, a Fund's assets may be lower or higher than the Fund's average net assets during the most recently completed fiscal year. In general, a fund's annual operating expenses will increase as the fund's assets decrease. Accordingly, a Fund's annual operating expenses, if adjusted based on assets as of the date of this prospectus, may be higher or lower than are expressed in the expense table below. To the extent the investment manager and its affiliates have agreed to waive fees and/or cap (reimburse) expenses for a Fund, the impact that any decrease in the Fund's assets will have on the Fund's total annual (net) operating expenses in the current fiscal year will be limited.




 ANNUAL FUND OPERATING EXPENSES



As a percentage of average daily net assets:
                                         Distribution                     Total                             Total annual
                            MANAGEMENT  and/or service    Other        annual fund    Fee waiver/expense     (net) fund
FUND                          FEES(a)  (12b-1) fees(b) expenses(c) operating expenses  reimbursement(d)  operating expenses
RiverSource Partners
VP -- Fundamental Value
Fund(f)                        0.77%(k)     0.13%         0.16%           1.06%              0.02%              1.04%
RiverSource Partners
VP -- Select Value Fund(g)     0.89%(k)     0.13%         3.33%           4.35%              3.10%              1.25%
RiverSource Partners
VP -- Small Cap Value
Fund(h)                        0.95%(k)     0.13%         0.19%           1.27%              0.05%              1.22%
RiverSource VP -- Balanced
Fund                           0.42%(l)     0.13%         0.16%           0.71%              0.00%              0.71%
RiverSource VP -- Cash
Management Fund                0.32%        0.13%         0.17%           0.62%              0.00%              0.62%
RiverSource
VP -- Diversified Bond
Fund                           0.44%        0.13%         0.15%           0.72%              0.00%              0.72%
RiverSource
VP -- Diversified Equity
Income Fund                    0.59%(k)     0.13%         0.14%           0.86%              0.00%              0.86%
RiverSource VP -- Dynamic
Equity Fund                    0.44%(l)     0.13%         0.15%           0.72%              0.00%              0.72%
RiverSource VP -- Global
Bond Fund                      0.66%        0.13%         0.18%           0.97%              0.01%              0.96%
RiverSource VP -- Global
Inflation Protected
Securities Fund                0.44%        0.13%         0.17%           0.74%              0.00%              0.74%
RiverSource VP -- High
Yield Bond Fund                0.59%        0.13%         0.17%           0.89%              0.00%              0.89%
RiverSource VP -- Income
Opportunities Fund             0.61%        0.13%         0.18%           0.92%              0.00%              0.92%
RiverSource VP -- Mid Cap
Growth Fund                    0.58%(l)     0.13%         0.17%           0.88%              0.00%              0.88%
RiverSource VP -- Mid Cap
Value Fund                     0.73%(k)     0.13%         0.18%           1.04%              0.00%              1.04%
RiverSource VP -- S&P 500
Index Fund                     0.22%        0.13%         0.19%           0.54%              0.01%              0.53%
RiverSource VP -- Short
Duration U.S. Government
Fund                           0.48%        0.13%         0.18%           0.79%              0.00%              0.79%
Seligman VP -- Growth
Fund(i)                        0.45%(l)     0.13%         0.17%           0.75%              0.00%              0.75%
Seligman VP -- Larger-Cap
Value Fund(i)                  0.48%(l)     0.13%         0.67%           1.28%              0.36%              0.92%
Seligman VP -- Smaller-Cap
Value Fund(i)                  0.62%(l)     0.13%         0.31%           1.06%              0.11%              0.95%
Threadneedle
VP -- Emerging Markets
Fund(j)                        1.15%(k)     0.13%         0.33%           1.61%              0.00%              1.61%
Threadneedle
VP -- International
Opportunity Fund(j)            0.82%(k)     0.13%         0.20%           1.15%              0.00%              1.15%
As a percentage of average daily net assets:
                                             Total
                                            fund and
                                            acquired
                            Acquired fund  fund fees
                               fees and       and
FUND                         expenses(e)  expenses(e)
RiverSource Partners
VP -- Fundamental Value
Fund(f)                         0.00%        1.04%
RiverSource Partners
VP -- Select Value Fund(g)      0.00%        1.25%
RiverSource Partners
VP -- Small Cap Value
Fund(h)                         0.05%        1.27%
RiverSource VP -- Balanced
Fund                            0.00%        0.71%
RiverSource VP -- Cash
Management Fund                 0.00%        0.62%
RiverSource
VP -- Diversified Bond
Fund                            0.00%        0.72%
RiverSource
VP -- Diversified Equity
Income Fund                     0.00%        0.86%
RiverSource VP -- Dynamic
Equity Fund                     0.02%        0.74%
RiverSource VP -- Global
Bond Fund                       0.00%        0.96%
RiverSource VP -- Global
Inflation Protected
Securities Fund                 0.00%        0.74%
RiverSource VP -- High
Yield Bond Fund                 0.00%        0.89%
RiverSource VP -- Income
Opportunities Fund              0.00%        0.92%
RiverSource VP -- Mid Cap
Growth Fund                     0.00%        0.88%
RiverSource VP -- Mid Cap
Value Fund                      0.00%        1.04%
RiverSource VP -- S&P 500
Index Fund                      0.01%        0.54%
RiverSource VP -- Short
Duration U.S. Government
Fund                            0.00%        0.79%
Seligman VP -- Growth
Fund(i)                         0.04%        0.79%
Seligman VP -- Larger-Cap
Value Fund(i)                   0.00%        0.92%
Seligman VP -- Smaller-Cap
Value Fund(i)                   0.00%        0.95%
Threadneedle
VP -- Emerging Markets
Fund(j)                         0.00%        1.61%
Threadneedle
VP -- International
Opportunity Fund(j)             0.00%        1.15%



(a) The Fund pays RiverSource Investments a fee for managing its assets.

(b) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays RiverSource Fund Distributors, Inc. an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses. For RiverSource
    VP -- Cash Management Fund, also included are expenses related to the Fund's participation in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds.



 68 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:

    0.99% for RiverSource Partners VP -- Fundamental Value Fund, 1.14% for RiverSource Partners VP -- Select Value Fund, 1.20% for RiverSource Partners VP -- Small Cap Value Fund, 0.96% for RiverSource VP -- Global Bond Fund, 0.74% for RiverSource VP -- Global Inflation Protected Securities Fund, 1.00% for RiverSource VP -- Mid Cap Growth Fund, 0.53% for RiverSource
    VP -- S&P 500 Index Fund, 1.04% for Seligman VP -- Larger-Cap Value Fund and 1.12% for Seligman VP -- Smaller-Cap Value Fund.
(e) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated funds) in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is as shown.
(f) RiverSource Investments pays Davis a fee for sub-investment advisory services.
(g) RiverSource Investments pays Systematic and WEDGE a fee for sub-investment advisory services.
(h) RiverSource Investments pays Barrow Hanley, Denver Investments, Donald Smith, River Road and Turner a fee for sub-investment advisory services.
(i) RiverSource Investments manages the funds branded "Seligman."
(j) RiverSource Investments pays Threadneedle a fee for sub-investment advisory services. Threadneedle (60 St. Mary Axe, London EC3A 8OQ, England) is an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of RiverSource Investments.
(k) Includes the impact of a performance incentive adjustment that increased the management fee by
    0.05% for RiverSource Partners VP -- Fundamental Value Fund;
    0.11% for RiverSource Partners VP -- Select Value Fund;
    0.02% for RiverSource Partners VP -- Small Cap Value Fund;
    0.02% for RiverSource VP -- Diversified Equity Income Fund;
    0.03% for RiverSource VP -- Mid Cap Value Fund;
    0.07% for Threadneedle VP -- Emerging Markets Fund; and
    0.05% for Threadneedle VP -- International Opportunity Fund.
    The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment was the Lipper Large-Cap Core Funds Index for RiverSource Partners
    VP -- Fundamental Value Fund;
    the Lipper Mid-Cap Value Funds Index for RiverSource Partners VP -- Select Value Fund;
    the Lipper Small-Cap Value Funds Index for RiverSource Partners VP -- Small Cap Value Fund;
    the Lipper Equity Income Funds Index for RiverSource VP -- Diversified Equity Income Fund;
    the Lipper Mid-Cap Value Funds Index for RiverSource VP -- Mid Cap Value
    Fund;
    the Lipper Emerging Markets Funds Index for Threadneedle VP -- Emerging Markets Fund, and the Lipper International Large-Cap Core Funds Index for Threadneedle
    VP -- International Opportunity Fund.
(l) Includes the impact of a performance incentive adjustment fee that decreased the management fee by
    0.11% for RiverSource VP -- Balanced Fund;
    0.14% for RiverSource VP -- Dynamic Equity Fund;
    0.12% for RiverSource VP -- Mid Cap Growth Fund;
    0.15% for Seligman VP -- Growth Fund;
    0.12% for Seligman VP -- Larger-Cap Value Fund; and
    0.17% for Seligman VP -- Smaller-Cap Value Fund.
    The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment was the Lipper Balanced Funds Index for RiverSource VP -- Balanced Fund;
    the Lipper Large-Cap Core Funds Index for RiverSource VP -- Dynamic Equity Fund;
    the Lipper Mid-Cap Growth Funds Index for RiverSource VP -- Mid Cap Growth Fund;
    the Lipper Large-Cap Growth Funds Index for Seligman VP -- Growth Fund;
    the Lipper Large-Cap Value Funds Index for Seligman VP -- Larger-Cap Value Fund;
    the Lipper Small-Cap Core Funds Index for Seligman VP -- Smaller-Cap Value Fund.

For RiverSource VP - Cash Management Fund, from time to time, the investment manager and its affiliates may limit the expenses of the Fund for the purpose of increasing its yield. This expense limitation policy may be revised or terminated at any time without notice.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    69 p

EXAMPLE

THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A SUBACCOUNT THAT INVESTS IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR UNITS AT THE END OF THOSE PERIODS. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:


FUND                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
RiverSource Partners
VP -- Fundamental Value Fund           $106      $  335     $  584     $1,297
RiverSource Partners VP -- Select
Value Fund                             $127      $1,036     $1,957     $4,313
RiverSource Partners VP -- Small
Cap Value Fund                         $129      $  414     $  720     $1,591
RiverSource VP -- Balanced Fund        $ 73      $  227     $  396     $  886
RiverSource VP -- Cash Management
Fund                                   $ 63      $  199     $  346     $  778
RiverSource VP -- Diversified
Bond Fund                              $ 74      $  230     $  401     $  898
RiverSource VP -- Diversified
Equity Income Fund                     $ 88      $  275     $  478     $1,065
RiverSource VP -- Dynamic Equity
Fund                                   $ 76      $  237     $  412     $  922
RiverSource VP -- Global Bond
Fund                                   $ 98      $  308     $  536     $1,193
RiverSource VP -- Global
Inflation Protected Securities
Fund                                   $ 76      $  237     $  412     $  922
RiverSource VP -- High Yield Bond
Fund                                   $ 91      $  284     $  494     $1,100
RiverSource VP -- Income
Opportunities Fund                     $ 94      $  366     $  634     $1,402
RiverSource VP -- Mid Cap Growth
Fund                                   $ 90      $  281     $  488     $1,089
RiverSource VP -- Mid Cap Value
Fund                                   $106      $  331     $  575     $1,276
RiverSource VP -- S&P 500 Index
Fund                                   $ 55      $  175     $  307     $  692
RiverSource VP -- Short Duration
U.S. Government Fund                   $ 81      $  253     $  440     $  982
Seligman VP -- Growth Fund             $ 81      $  253     $  440     $  982
Seligman VP -- Larger-Cap Value
Fund                                   $ 94      $  371     $  669     $1,519
Seligman VP -- Smaller-Cap Value
Fund                                   $ 97      $  327     $  527     $1,289
Threadneedle VP -- Emerging
Markets Fund                           $164      $  508     $  877     $1,916
Threadneedle VP -- International
Opportunity Fund                       $117      $  366     $  634     $1,402


THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.



 70 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, a Fund may utilize investment strategies that are not principal strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds
(ETFs) also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that a Fund may use, see the Fund's SAI and its annual and semiannual reports.



Unusual Market Conditions. During unusual market conditions, a Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Fund Management and Compensation" for more information.



Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. For subadvised funds, a change in the subadviser(s) may result in increased portfolio turnover, which increase may be substantial, as the new subadviser(s) realign the portfolio, or if the subadviser(s) trade(s) portfolio securities more frequently. A realignment or more active strategy could produce higher than expected capital gains. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a Fund's performance. The Funds' historical portfolio turnover rates, which measure how frequently a Fund buys and sells investments, are shown in the "Financial Highlights."



Change in Subadviser(s). From time to time, the investment manager may add or change unaffiliated subadvisers. See "Manager of Managers Exemption" under "Additional Management Information." The date the current Subadviser(s) began serving the Fund is set forth under "Fund Management and Compensation, Investment Manager" section under the background of the firm. When applicable, performance of the Fund prior to the date the current Subadviser(s) began serving was achieved by different subadviser(s). Similarly, the portfolio turnover rate shown in the "Financial Highlights" applies to the subadviser(s) serving during the relevant time-period. A change in subadviser(s) may result in increased portfolio turnover, as noted under "Portfolio Turnover."



Multi-Manager Risk. While RiverSource Investments, as the Fund's investment manager, monitors each subadviser and the overall management of the Fund, to the extent the Fund has multiple subadvisers, each subadviser makes investment decisions independently from RiverSource Investments and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund's performance.



Securities Transaction Commissions. Securities transactions involve the payment by a Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Trustees (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    71 p

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource Variable Portfolio Funds and the portfolios of Seligman Portfolios, Inc.), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement) the fee for the most recent fiscal period based on the Fund's average daily net assets was the following:

                                                                   MANAGEMENT FEE FOR FISCAL PERIOD
FUND                                                                      ENDED DEC. 31, 2008
RiverSource Partners VP - Fundamental Value Fund                                 0.77%
RiverSource Partners VP - Select Value Fund                                      0.89%
RiverSource Partners VP - Small Cap Value Fund                                   0.95%
RiverSource VP - Balanced Fund                                                   0.42%
RiverSource VP - Cash Management Fund                                            0.32%
RiverSource VP - Diversified Bond Fund                                           0.44%
RiverSource VP - Diversified Equity Income Fund                                  0.59%
RiverSource VP - Dynamic Equity Fund                                             0.44%
RiverSource VP - Global Bond Fund                                                0.66%
RiverSource VP - Global Inflation Protected Securities Fund                      0.44%
RiverSource VP - High Yield Bond Fund                                            0.59%
RiverSource VP - Income Opportunities Fund                                       0.61%
RiverSource VP - Mid Cap Growth Fund                                             0.58%
RiverSource VP - Mid Cap Value Fund                                              0.73%
RiverSource VP - S&P 500 Index Fund                                              0.22%
RiverSource VP - Short Duration U.S. Government Fund                             0.48%
Seligman VP - Growth Fund                                                        0.45%
Seligman VP - Larger-Cap Value Fund                                              0.48%
Seligman VP - Smaller-Cap Value Fund                                             0.62%
Threadneedle VP - Emerging Markets Fund                                          1.15%
Threadneedle VP - International Opportunity Fund                                 0.82%


For RiverSource Partners VP - Fundamental Value Fund, RiverSource Partners
VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Dynamic Equity Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, Seligman VP - Growth Fund, Seligman
VP - Larger-Cap Value Fund, Seligman VP - Smaller-Cap Value Fund, Threadneedle VP - Emerging Markets Fund, and Threadneedle VP - International Opportunity Fund the management fee includes an adjustment computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper, Inc. See the expense table under "Fees and Expenses" for the Fund's corresponding Lipper Index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment. In certain circumstances, the Fund's Board may approve a change in the Lipper Index. For RiverSource Partners VP - Fundamental Value Fund, RiverSource Partners
VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Dynamic Equity Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, Seligman VP - Growth Fund, Seligman VP - Larger-Cap Value Fund, Seligman
VP - Smaller-Cap Value Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund the maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. For RiverSource VP - Balanced Fund the maximum adjustment (increase or decrease) is 0.08% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.



 72 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Funds are:



For RiverSource Partners Variable Portfolio - Fundamental Value Fund, RiverSource Partners Variable Portfolio - Select Value Fund and RiverSource Partners Variable Portfolio - Small Cap Value Fund: RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. The Subadvisers manage the Fund's assets based upon their experience in managing funds with investment goals and strategies substantially similar to those of the Fund.



Each Subadviser manages its portion of the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund. For RiverSource Partners Variable
Portfolio - Select Value Fund and RiverSource Partners Variable
Portfolio - Small Cap Value Fund, new investments in the Fund, net of any redemptions, are allocated in accordance with RiverSource Investments' determination of the allocation that is in the best interests of the Fund's shareholders.



RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND




DAVIS
Davis, which has served as Subadviser to the Fund since April 2006, is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona. Davis, subject to the approval of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the Fund are:

- Christopher C. Davis, Co-Portfolio Manager. Mr. Davis has been a portfolio manager for the Davis New York Venture Fund since October 1995. Mr. Davis has worked as a research analyst and portfolio manager for Davis since 1989.

- Kenneth C. Feinberg, Co-Portfolio Manager. Mr. Feinberg has been a portfolio manager for the Davis New York Venture Fund since May 1998. Mr. Feinberg has worked as a research analyst for Davis since 1994.


RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND




SYSTEMATIC
Systematic, which has served as Subadviser to the Fund since September 2006, is located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey. Systematic, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Systematic consists of:

RONALD M. MUSHOCK, CFA, PORTFOLIO MANAGER
Ron is a partner in the firm and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Additionally, Ron maintains analyst responsibilities within selected economic sectors.

Ron began his career as a quantitative equity analyst with Abel/Noser Corporation, where he specialized in low P/E - Earnings Surprise research. As a financial applications specialist with CSK Software, he developed skills in investment analytics, risk management and technical analysis. Prior to joining Systematic, Ron was an equity analyst with Standard and Poor's Equity Group, where he provided fundamental research coverage for a diverse group of companies spanning a wide range of economic sectors and industries.

Ron is a Chartered Financial Analyst, a member of the Association for Investment Management and Research (AIMR) and a member of the New York Society of Security Analysts (NYSSA). Ron received an MBA in finance and international business from New York University's Stern School of Business, and graduated Summa Cum Laude from Seton Hall University with a BS in finance.

D. KEVIN MCCREESH, CFA, CHIEF INVESTMENT OFFICER
Kevin is a partner in the firm, and as Chief Investment Officer, has oversight responsibilities for all client portfolios. Although Kevin joined Systematic in 1996, he has been actively involved with Systematic's investment discipline since 1990, as he worked with Joe Joshi, Systematic's Chief Executive Officer, at Mitchell Hutchins. Joe developed Systematic's investment process about 20 years ago.

Kevin began his investment career as an analyst in the financial planning and analysis department of IBM's semiconductor manufacturing division. As a senior analyst in Paine Webber's treasury department, and then as controller for Mitchell Hutchins Investment Advisory, Kevin further honed his research and analytical skills. Prior to joining Systematic, he served as equity portfolio manager at Mitchell Hutchins.

Kevin is a Chartered Financial Analyst and a member of the New York Society of Security Analysts (NYSSA). He has an MBA in financial management from Drexel University and a BS in geology from the University of Delaware.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    73 p

WEDGE
WEDGE, which has served as Subadviser to the Fund since September 2006, is located at 301 South College Street, Suite 2920, Charlotte, North Carolina. WEDGE, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund managed by WEDGE consists of:

R. Michael James, General Partner, has thirty-five years of investment experience and is responsible for portfolio management and client service. Prior to forming WEDGE in 1984, Mike was Director of Fixed Income and Securities Trading at First Union National Bank in Charlotte, North Carolina, where he supervised all fixed income portfolios and managed the commingled fixed income funds. He formerly held senior investment and trust management positions with another North Carolina bank. Mike is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

Peter F. Bridge, General Partner, has twenty-six years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 1997, Pete was a Principal and Fixed Income Partner with Barrow, Hanley, Mewhinney & Strauss, Inc. in Dallas, Texas. Pete also served as a consultant to institutional investment managers while employed by SEI Corporation. Pete received a Bachelor of Arts degree in Economics from the University of Arkansas and his Master of Business Administration from Southern Methodist University.

Paul M. VeZolles, CFA, General Partner, has twenty-three years of investment experience and is responsible for equity research on companies with market capitalizations between $1.0 billion and $15.0 billion. Prior to joining WEDGE in 1995, Paul was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Paul received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University. Paul is a member of the CFA North Carolina Society.


RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND




BARROW HANLEY
Barrow Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow Hanley, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Barrow Hanley is an independently-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow Hanley are:

- James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow Hanley's Small Cap Value Equity strategy and has 37 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

- John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow Hanley's Small Cap Value Equity strategy and has 33 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

DENVER INVESTMENTS
Denver Investments, which has served as Subadviser to the Fund since July 2007, is located at 1225 17th Street, 26th Floor, Denver, CO. Denver Investments, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The research analysts on the Small-Cap Value team listed below are responsible for the day-to-day management of the portion of the Fund allocated to Denver Investments. These individuals are further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Small-Cap Value team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund's investment objective. The Small-Cap Value Team typically seeks to reach consensus on all investment decisions.


- Kris Herrick, CFA, Partner, Director of Value Research, Portfolio Manager.
  Mr. Herrick joined Denver Investments' Value team in 2000. He has ten years of investment experience. Prior to joining Denver Investments, Mr. Herrick worked as an analyst with Jurika and Voyles. He earned both a B.A. and a B.S. from the University of Northern Colorado. Mr. Herrick holds the Chartered Financial Analyst designation and is a member of the CFA Society of Colorado.



- Troy Dayton, CFA, Partner, Portfolio Manager, Analyst. Mr. Dayton joined Denver Investment Advisors as a Research Analyst with the Value team in 2002. He has 11 years of investment experience. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles, as well as an Analyst at Dresdner RCM Global Investors. He also worked as a Trading Support Officer for Citibank's Global Asset Management Department in London, England. Mr. Dayton earned his B.S. degree from Colorado State University. Mr. Dayton holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.




 74 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

- Mark Adelmann, CFA, C.P.A., Partner, Portfolio Manager, Analyst. Mr. Adelmann joined the Value team in 1995. He has 26 years of professional experience. Prior to joining Denver Investments, Mr. Adelmann worked with Deloitte & Touche for 14 years in auditing and financial reporting. He received his B.S. from Oral Roberts University and is a Certified Public Accountant. Mr. Adelmann is a Chartered Financial Analyst charterholder and a member of the CFA Institute and the CFA Society of Colorado.



- Derek Anguilm, CFA, Partner, Portfolio Manager, Analyst. Mr. Anguilm joined Denver Investments in 2000. He has eight years of investment experience. Prior to joining Denver Investments, he was a research assistant at EVEREN Securities. Mr. Anguilm earned a B.S. in Finance at Metropolitan State College of Denver. Mr. Anguilm holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.



- Lisa Z. Ramirez, CFA, Vice President, Portfolio Manager, Analyst. Ms. Ramirez started with Denver Investments as a Portfolio Administrator in 1993. After successfully completing the CFA program in 1997, Lisa moved into Growth equity research. Lisa joined the Value team in 2005. She received a BS from the University of Colorado at Denver and MBA from Regis University. Ms. Ramirez holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.


DONALD SMITH
Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

- Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

- Richard L. Greenberg, CFA, Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

RIVER ROAD
River Road, which has served as Subadviser to the Fund since April 2006, is located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky. River Road, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to River Road are:

- James C. Shircliff, CFA, Chief Executive Officer, Chief Investment Officer. Mr. Shircliff serves as lead portfolio manager for River Road's Small Cap Value, Small-Mid Cap Value, and Dividend All-Cap Portfolios. Prior to co-founding River Road, Mr. Shircliff served as EVP, Portfolio Manager and Director of Research for SMC Capital, Inc. Mr. Shircliff has more than 35 years of investment management experience. He started his career in 1973 as a research analyst for First Kentucky Trust, where he later served as Director of Research. In 1983, he joined Oppenheimer Management Company as a special situations analyst and, later, Portfolio Manager for Oppenheimer's Target Fund. In 1986, Mr. Shircliff joined Southeastern Asset Management (Longleaf Funds) as Partner, Portfolio Manager and Director of Research. In 1997, he joined SMC Capital, Inc. where he launched River Road's Small Cap Value and Dividend All-Cap Value Portfolios. Mr. Shircliff received his BS in finance from the University of Louisville.

- R. Andrew Beck, President, Senior Portfolio Manager. Mr. Beck serves as President of River Road, where he is responsible for managing the firm's day-to-day operations. Mr. Beck serves as portfolio co-manager for River Road's Small Cap Value and Small-Mid Cap Value Portfolios. Prior to co-founding River Road, Mr. Beck served as senior research analyst and later, SVP and Portfolio Manager for SMC Capital, Inc. Mr. Beck received his BS in finance from the University of Louisville and his MBA from the F.W. Olin School at Babson College.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    75 p

- Henry W. Sanders, CFA, Senior Portfolio Manager. Mr. Sanders serves as Senior Portfolio Manager for River Road. In this role, Mr. Sanders is responsible for Co-Managing the firm's Small Cap Value, Small-Mid Cap Value and Dividend All-Cap Value Portfolios. Mr. Sanders has 18 years of investment management experience. Prior to co-founding River Road Asset Management, Mr. Sanders served as Senior Vice President and Portfolio Manager for Commonwealth SMC. Mr. Sanders has also formerly served as President of Bridges Capital Management, Vice President of PRIMCO Capital Management, and adjunct Professor Finance and Economics at Bellarmine University. Mr. Sanders earned the Chartered Financial Analyst designation (CFA) in 1992. He received his B.A. in Business Administration from Bellarmine University and MBA from Boston College.

TURNER
Turner, which has served as Subadviser to the Fund since June 2008, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Turner are:

- David Kovacs, CFA, Chief Investment Officer - Quantitative Strategies and Lead Manager - Quantitative Strategies. David Kovacs is the chief investment officer of quantitative strategies at Turner Investment Partners. Mr. Kovacs developed the quantitative research model that is currently used by the firm. He has worked at Turner since 1998 and has nineteen years of investment experience. Prior to joining Turner Investment Partners, Mr. Kovacs was Director of Quantitative Research at Pilgrim Baxter & Associates. He also served as a senior financial analyst at The West Company. He began his career as a research analyst at Allied Signal, Inc. Mr. Kovacs received his MBA from the University of Notre Dame with a dual major in finance and accounting, which is also where he received his dual major bachelor's degree in mathematics and computer science. He is a member of CFA Institute and CFA Society of Philadelphia.

- Jennifer C. Boden, Quantitative Analyst/Portfolio Manager, Co-
  Manager - Quantitative Strategies. Jennifer K. Clark is a quantitative analyst/portfolio manager at Turner Investment Partners. Ms. Boden is co-manager of Turner's quantitative equity strategies. She joined Turner in 2006 and has seven years of investment experience. Prior to joining Turner Investment Partners, Ms. Boden was employed with ACE USA. Ms. Boden received her BS in mathematics with a concentration in actuarial science from Pennsylvania State University. She is an affiliate member of CFA Institute and CFA Society of Philadelphia.


RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND


The Fund is allocated among equity and fixed income asset classes. The portfolio managers responsible for the day-to-day management of the equity portion of the Fund are:

Warren Spitz, Senior Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

- Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

- Began investment career in 1984.

- MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

- Began investment career in 1981.

- MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments in 2001 as a Security Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.


- Began investment career in 1998.

- MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

- Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

- Began investment career in 1987.

- MBA, University of Chicago.



 76 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

The portfolio managers responsible for the day-to-day management of the fixed income portion of the Fund are:

Tom Murphy, CFA, Portfolio Manager

- Managed the Fund since 2003.


- Sector Leader of investment grade credit sector team.


- Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002, and various positions at Zurich Scudder from 1992 to 2002.

- Began investment career in 1986.

- MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

- Managed the Fund since 2008.


- Sector Manager on high yield fixed income sector team.


- Joined RiverSource Investments in 1990.

- Began investment career in 1986.

- MBA, University of Minnesota.

Todd White, Portfolio Manager

- Managed the Fund since 2008.


- Sector Leader of liquid and structured assets sector team.


- Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

- Began investment career in 1986.

- BS, Indiana University.


The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: leveraged debt group, liquid and structured assets, high yield fixed income, investment grade credit, municipal bonds, and global fixed income. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund's portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund's overall investment strategy, including determination of the Fund's sector allocation and portfolio duration.



RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND


Tom Murphy, CFA, Portfolio Manager

- Co-managed the Fund since 2002.


- Sector Leader of investment grade credit sector team.


- Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

- Began investment career in 1986.

- MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

- Managed the Fund since 2008.


- Sector Manager on high yield fixed income sector team.


- Joined RiverSource Investments in 1990.

- Began investment career in 1986.

- MBA, University of Minnesota.

Todd White, Portfolio Manager

- Managed the Fund since 2008.


- Sector Leader of liquid and structured assets sector team.


- Joined RiverSource Investments in 2008.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    77 p

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

- Began investment career in 1986.

- BS, Indiana University.


The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: leveraged debt group, liquid and structured assets, high yield fixed income, investment grade credit, municipal bonds, and global fixed income. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund's portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund's overall investment strategy, including determination of the Fund's sector allocation and portfolio duration.



RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND


Warren Spitz, Senior Portfolio Manager


- Managed the Fund since 2000.

- Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

- Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

- Began investment career in 1984.

- MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

- Managed the Fund since 2003.

- Joined RiverSource Investments in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

- Began investment career in 1981.

- MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

- Managed the Fund since 2003.

- Joined RiverSource Investments in 2001 as a Security Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

- Began investment career in 1998.

- MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

- Managed the Fund since 2006.

- Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

- Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

- Began investment career in 1987.

- MBA, University of Chicago.


RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND


Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

- MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.



 78 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

- Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

- Ph.D., MIT.


RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND


Nicholas Pifer, CFA, Portfolio Manager

- Managed the Fund since 2000.


- Sector Leader of global fixed income sector team.


- Joined RiverSource Investments in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.


RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND


Margaret Brandt, Portfolio Manager

- Managed the Fund since 2009.


- Sector Manager on liquid and structured assets sector team.


- Joined RiverSource Investments and began investment career in 1994.

- MBA, University of St. Thomas.

Nicholas Pifer, CFA, Portfolio Manager

- Co-managed the Fund since 2005.


- Sector Leader of global fixed income sector team.


- Joined RiverSource Investments in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.

Todd White, Portfolio Manger

- Managed the Fund since 2009.


- Sector Leader of liquid and structured assets sector team.


- Joined RiverSource Investments in 2008.


- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities business, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000-2004.


- Began investment career in 1986.

- BS, Indiana University.


RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND


Scott Schroepfer, CFA, Portfolio Manager

- Managed the Fund since 1999.


- Sector Manager on high yield fixed income sector team.


- Joined RiverSource Investments in 1990.

- Began investment career in 1986.

- MBA, University of Minnesota.


RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND


Brian Lavin, CFA, Portfolio Manager

- Managed the Fund since 2004.


- Sector Manager on high yield fixed income sector team.


- Joined RiverSource Investments in 1994 as a high yield analyst.

- Began investment career in 1986.

- MBA, University of Wisconsin - Milwaukee.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    79 p

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND


John K. Schonberg, CFA, Senior Portfolio Manager

- Managed the Fund since Oct. 2006.

- Equity Team Leader.

- Joined RiverSource Investments in 1997.

- Began investment career in 1988.

- BS, University of Nebraska.

Sam Murphy, Associate Portfolio Manager

- Managed the Fund since June 2007.

- Employed by RiverSource Investments from 1999-2002; returned to RiverSource Investments in 2006 as a Senior Research Analyst.

- Began investment career in 1989.

- MBA, University of Pennsylvania, Wharton School of Business.

Mike Marzolf, Associate Portfolio Manager

- Managed the Fund since June 2007.

- Joined RiverSource Investments in 2007 as an Associate Portfolio Manager.

- Began investment career in 1998.

- BS, University of St. Thomas.


RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND


Warren Spitz, Senior Portfolio Manager

- Managed the Fund since 2005.

- Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

- Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

- Began investment career in 1984.

- MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

- Managed the Fund since 2005.

- Joined RiverSource Investments in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

- Began investment career in 1981.

- MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

- Managed the Fund since 2005.

- Joined RiverSource Investments in 2001 as a Security Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

- Began investment career in 1998.

- MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

- Managed the Fund since 2006.

- Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

- Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

- Began investment career in 1987.

- MBA, University of Chicago.


RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND


Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

- Managed the Fund since January 2009.

- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.



 80 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

- MS and Ph.D., MIT.

Georgios Vetoulis, Ph.D., Senior Equity Analyst

- Managed the Fund since January 2009.

- Joined RiverSource Investments in August 2002 as an Equity Analyst.

- Began investment career in 2001 at Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry.

- B.S. in physics from University of Athens, Greece; Ph.D. from Princeton University.


RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND


John G. McColley, Portfolio Manager

- Managed the Fund since 2009.


- Sector Manager on liquid and structured assets sector team.


- Joined RiverSource Investments in 1985.

- Began investment career in 1984.

- BS, Carlson School of Management, University of Minnesota.

Todd White, Portfolio Manager

- Managed the Fund since 2008.


- Sector Leader of liquid and structured assets sector team.


- Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

- Began investment career in 1986.

- BS, Indiana University.


SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND


Erik J. Voss, Portfolio Manager

- Managed the Fund since Nov. 2008.

- Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Voss was Vice President and Managing Director of Seligman.

- Prior to joining Seligman in 2006, Mr. Voss worked at Wells Capital Management since 2000, most recently as the Portfolio Manager for the Endeavor Select Fund, a concentrated large-cap growth fund and the Endeavor Large Cap Growth Fund. Mr. Voss also managed an all-cap portfolio. Prior to then, Mr. Voss spent three years at Conseco Capital Management where he was sole Portfolio Manager on Conseco 20, an aggressive growth, concentrated, mid-cap portfolio. From 1993 to 1996, he was an Equity Analyst with Gardner Lewis Asset Management.

- Began investment career in 1990 as a Stockbroker with Stuart James Company in 1990.

- MS, University of Wisconsin.


SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND


Neil T. Eigen, Portfolio Manager

- Managed the Fund since Nov. 2008.

- Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

- Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

- BS, New York University.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    81 p

Richard S. Rosen, Portfolio Manager

- Managed the Fund since Nov. 2008.

- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Mr. Rosen was a Managing Director of Seligman.

- Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear Stearns Asset Management (BSAM), and a Managing Director at Bear, Stearns & Co. Inc.

- MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Fund.


SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND


Neil T. Eigen, Portfolio Manager

- Managed the Fund since Dec. 2008.

- Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

- Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

- BS, New York University.

Richard S. Rosen, Portfolio Manager

- Managed the Fund since Dec. 2008.

- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Mr. Rosen was a Managing Director of Seligman.

- Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear Stearns Asset Management (BSAM), and a Managing Director at Bear, Stearns & Co. Inc.

- MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Fund.


For Threadneedle Variable Portfolio - Emerging Markets Fund and Threadneedle Variable Portfolio - International Opportunity Fund, RiverSource Investments contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.



Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund. Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.




THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND





THREADNEEDLE

Julian A.S. Thompson, Portfolio Manager

- Managed the Fund since 2000.

- Joined Threadneedle in 2003.

- Began investment career in 1993 as an Investment Manager for Stewart Ivory, a Scottish investment company, 1993 to 1999. Portfolio Manager, American Express Asset Management International, 1999 to 2003.

- BA and Ph.D., Magdalene College, Cambridge University.

Jules Mort, Deputy Portfolio Manager

- Deputy Managed the Fund since 2003.

- Joined Threadneedle in 2001 as a fund manager.

- Began investment career in 1997 as an Analyst and Portfolio Manager, Baillie Gifford & Co., 1997 to 2001.

- BA (Hons) Oxford University 1996.


THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND





THREADNEEDLE

Alex Lyle, Portfolio Manager

- Head of managed funds.



 82 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

- Managed the Fund since 2003.

- Joined Threadneedle in 1994, where he managed the U.K. equity investments for some large insurance clients and has run a wide range of portfolios.

- Began investment career in 1980.

- MA, Oxford University.

Esther Perkins, CFA, Deputy Portfolio Manager

- Head of EAFE Equities.

- Deputy managed the Fund since 2008.

- Joined Threadneedle in 2008 as a fund manager.

- Began investment career in 1998 as an equity trader at Goldman Sachs International, 1998 - 2003. From 2004 - 2008, she was an Investment Director at Standard Life Investments, managing global portfolios.

- BA, Oxford University; MA, University of Pennsylvania; MBA, Wharton Business School.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


ADDITIONAL SERVICES AND COMPENSATION


In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Funds.



Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource Variable Portfolio Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."





Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the RiverSource Variable Portfolio Funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth in the SAI.



Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource Variable Portfolio Funds. The Funds pay the transfer agent a fee as set forth in the SAI and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders (contract owners).


The SAI provides additional information about the services provided for the agreements set forth above.

PAYMENTS TO RIVERSOURCE LIFE INSURANCE COMPANY AND RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

The RiverSource Variable Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including these Funds as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Funds. The amount of payment from sponsors of unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.




                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    83 p

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Funds currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company's separate accounts might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.


ADDITIONAL MANAGEMENT INFORMATION

Manager of Managers Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before any of RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - High Yield Bond Fund, or RiverSource VP - Short Duration U.S. Government Fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.


RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


Asset Allocation Program. The RiverSource Variable Portfolio Funds may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts or life insurance policies (contract owners), and, if available to you, are described in your annuity contract or life insurance policy prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund's investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund's loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.



Cash Reserves. A Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.


Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.


Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.




 84 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

BUYING AND SELLING SHARES

PRICING AND VALUING OF FUND SHARES


The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. RiverSource Variable Portfolio - Cash Management Fund's securities are valued at amortized cost, which approximates market value, as explained in the SAI. For all other Funds, securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.



When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of investments held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.



Foreign investments are valued in U.S. dollars. Some of a Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.


PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

MARKET TIMING

The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent the Fund has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. The Fund is offered only through variable annuity contracts and life insurance policies, and shares of the Fund are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder's Fund trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    85 p

Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

DISTRIBUTIONS AND TAXES

The Funds, other than RiverSource Partners Variable Portfolio - Fundamental Value Fund, RiverSource Partners Variable Portfolio - Select Value Fund, RiverSource Partners Variable Portfolio - Small Cap Value Fund, RiverSource Variable Portfolio - Balanced Fund, RiverSource Variable Portfolio - Diversified Equity Income Fund, RiverSource Variable Portfolio - Dynamic Equity Fund, RiverSource Variable Portfolio - Mid Cap Growth Fund, RiverSource Variable Portfolio - Mid Cap Value Fund, RiverSource Variable Portfolio - S&P 500 Index Fund, Seligman Variable Portfolio - Growth Fund, Seligman Variable
Portfolio - Larger-Cap Value Fund and Seligman Variable Portfolio - Smaller-Cap Value Fund (the non-RIC Funds) will each distribute to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. The non-RIC Funds will be treated as partnerships for federal income tax purposes, and do not expect to make regular distributions to shareholders.

REINVESTMENTS

Since all distributions by the Funds are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

Each Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.



 86 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. THE INFORMATION FOR THE FISCAL YEARS ENDED ON OR AFTER DEC. 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE DEC. 31, 2006 HAS BEEN AUDITED BY OTHER AUDITORS.



RiverSource Partners VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                                   PERIOD ENDED  YEAR ENDED
                                                              YEAR ENDED DEC. 31,    DEC. 31,     AUG. 31,
                                                                2008        2007      2006(b)      2006(c)
Net asset value, beginning of period                            $11.20     $10.92     $10.03       $10.06
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .06        .11        .03          .02
Net gains (losses) (both realized and unrealized)                (4.35)       .30        .91         (.03)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                 (4.29)       .41        .94         (.01)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.00)(d)   (.11)      (.02)        (.02)
Distributions from realized gains                                 (.09)      (.02)      (.02)          --
Tax return of capital                                               --         --       (.01)          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                               (.09)      (.13)      (.05)        (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $6.82     $11.20     $10.92       $10.03
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                           $842       $786       $397         $232
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/reimbursement(e),(f)      1.06%       .99%      1.02%(g)     1.15%(g)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/reimbursement(e),(f),(h)       1.03%       .99%      1.02%(g)     1.07%(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      .81%      1.03%       .83%(g)     1.27%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            18%        12%         3%           3%
-----------------------------------------------------------------------------------------------------------
Total return(i)                                                (38.58%)     3.84%      9.30%(j)     (.05%)(j)
-----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(d) Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(j) Not annualized.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    87 p

RiverSource Partners VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                     $10.69      $11.37     $11.72     $11.45   $9.95   $9.98
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .16         .11        .04        .25     .05     .02
Net gains (losses) (both realized and unrealized)         (4.05)        .59        .79        .44    1.55    (.03)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (3.89)        .70        .83        .69    1.60    (.01)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --        (.13)      (.03)      (.25)   (.05)   (.02)
Distributions from realized gains                          (.08)      (1.25)     (1.15)      (.17)   (.05)     --
------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.08)      (1.38)     (1.18)      (.42)   (.10)   (.02)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $6.72      $10.69     $11.37     $11.72  $11.45   $9.95
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                     $12         $27        $28        $27     $23      $9
------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                              4.35%       2.09%      1.22%(f)   1.19%   1.17%   1.97%(f)
------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                          1.14%       1.05%      1.09%(f)   1.08%   1.15%   1.15%(f)
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              1.57%        .88%       .95%(f)   2.19%    .45%    .50%(f)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     96%         93%       112%        35%     31%     13%
------------------------------------------------------------------------------------------------------------------
Total return(h)                                         (36.58%)      6.03%      7.13%(i)   6.17%  16.18%   (.11%)(i)
------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i) Not annualized.



 88 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource Partners VP - Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                         2008         2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                    $13.63       $14.89     $15.06     $14.46  $13.10  $11.39
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .08          .11        .02        .06     .02    (.02)
Net gains (losses) (both realized and unrealized)        (4.26)        (.81)      1.46       1.61    2.53    1.92
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                         (4.18)        (.70)      1.48       1.67    2.55    1.90
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.01)        (.12)      (.02)      (.06)   (.01)     --
Distributions from realized gains                         (.46)        (.44)     (1.63)     (1.01)  (1.18)   (.19)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                       (.47)        (.56)     (1.65)     (1.07)  (1.19)   (.19)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $8.98       $13.63     $14.89     $15.06  $14.46  $13.10
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $916       $1,024       $619       $549    $412    $229
-----------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                             1.27%        1.28%      1.32%(e)   1.28%   1.28%   1.27%
-----------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                         1.22%        1.23%      1.26%(e)   1.24%   1.28%   1.27%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              .84%         .73%       .48%(e)    .41%    .12%   (.20%)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    76%          58%        23%       102%     65%     84%
-----------------------------------------------------------------------------------------------------------------
Total return(g)                                        (31.57%)(h)   (4.90%)     9.99%(h)  12.28%  20.02%  16.78%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h) Not annualized.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    89 p

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $15.09      $15.61     $15.44     $15.18  $14.17  $13.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .46         .43        .13        .41     .35     .31
Net gains (losses) (both realized and unrealized)         (4.72)       (.16)      1.04        .72    1.02    1.17
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          (4.26)        .27       1.17       1.13    1.37    1.48
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.03)       (.45)      (.10)      (.41)   (.36)   (.31)
Distributions from realized gains                          (.91)       (.34)      (.90)      (.46)     --      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                        (.94)       (.79)     (1.00)      (.87)   (.36)   (.31)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $9.89      $15.09     $15.61     $15.44  $15.18  $14.17
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $921      $1,731     $2,071     $2,046  $2,437  $2,664
-----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                      .71%        .80%       .84%(e)    .77%    .82%    .78%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              3.27%       2.65%      2.43%(e)   2.63%   2.34%   2.16%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                                 131%        118%        38%       130%    131%    133%
-----------------------------------------------------------------------------------------------------------------
Total return(g)                                         (29.92%)      1.74%      7.73%(h)   7.76%   9.68%  11.39%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h) Not annualized.



 90 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                                PERIOD ENDED
                                                         YEAR ENDED DEC. 31,      DEC. 31,    YEAR ENDED AUG. 31,
                                                            2008         2007      2006(b)     2006   2005   2004
Net asset value, beginning of period                        $1.00        $1.00      $1.00     $1.00  $1.00  $1.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .02          .05        .02       .04    .02     --
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.02)        (.05)      (.02)     (.04)  (.02)    --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.00        $1.00      $1.00     $1.00  $1.00  $1.00
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $1,673       $1,338     $1,055      $999   $688   $773
-----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                        .62%         .60%       .60%(e)   .67%   .70%   .69%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                2.27%        4.72%      4.66%(e)  4.01%  1.88%   .47%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                             2.31%(g)     4.75%      1.54%(h)  4.01%  1.92%   .48%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) During the year ended Dec. 31, 2008, the Fund received a reimbursement from an affiliate. Had the Fund not received this reimbursement, the total return would have been lower by 0.57%.
(h) Not annualized.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    91 p

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                              PERIOD ENDED
                                                       YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008         2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $10.50       $10.47     $10.39     $10.66  $10.62  $10.40
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .50          .50        .16        .43     .39     .38
Net gains (losses) (both realized and unrealized)         (1.15)         .03        .08       (.27)    .06     .22
------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (.65)         .53        .24        .16     .45     .60
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.05)        (.49)      (.16)      (.43)   (.41)   (.38)
Tax return of capital                                        --         (.01)        --         --      --      --
------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.05)        (.50)      (.16)      (.43)   (.41)   (.38)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $9.80       $10.50     $10.47     $10.39  $10.66  $10.62
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $4,480       $4,353     $2,745     $2,325  $1,824  $1,696
------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                      .72%         .74%       .74%(e)    .80%    .82%    .81%
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              4.77%        4.79%      4.57%(e)   4.15%   3.65%   3.60%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    231%(f)      289%       109%       292%    293%    295%
------------------------------------------------------------------------------------------------------------------
Total return(g)                                          (6.32%)       5.20%      2.32%(h)   1.58%   4.27%   5.84%
------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 120% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h) Not annualized.



 92 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $16.24      $15.48     $15.09     $13.83  $11.17   $9.65
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .23         .24        .07        .23     .20     .17
Net gains (losses) (both realized and unrealized)         (6.35)        .98       1.33       1.80    2.65    1.51
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          (6.12)       1.22       1.40       2.03    2.85    1.68
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.01)       (.25)      (.05)      (.22)   (.19)   (.16)
Distributions from realized gains                         (1.27)       (.21)      (.96)      (.55)     --      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                       (1.28)       (.46)     (1.01)      (.77)   (.19)   (.16)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $8.84      $16.24     $15.48     $15.09  $13.83  $11.17
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $2,765      $4,079     $3,446     $2,877  $1,679    $843
-----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                      .86%        .86%       .91%(e)    .91%    .84%    .86%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              2.03%       1.47%      1.39%(e)   1.61%   1.66%   1.77%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     41%         29%         5%        27%     25%     19%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                         (40.47%)      8.02%      9.37%(g)  15.19%  25.59%  17.53%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    93 p

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                              PERIOD ENDED
                                                       YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008         2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $11.32       $10.90     $10.79     $11.02  $10.82  $10.40
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .42          .38        .12        .30     .34     .35
Net gains (losses) (both realized and unrealized)          (.46)         .44        .11       (.17)    .39     .73
------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (.04)         .82        .23        .13     .73    1.08
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.77)        (.40)      (.12)      (.31)   (.53)   (.66)
Distributions from realized gains                          (.01)          --         --       (.05)     --      --
------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.78)        (.40)      (.12)      (.36)   (.53)   (.66)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.50       $11.32     $10.90     $10.79  $11.02  $10.82
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $1,439       $1,328       $782       $692    $575    $409
------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                      .97%        1.00%      1.00%(e)   1.06%   1.08%   1.08%
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              3.56%        3.45%      3.22%(e)   2.85%   2.63%   2.76%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     62%          69%        20%        65%     79%    105%
------------------------------------------------------------------------------------------------------------------
Total return(f)                                           (.44%)       7.65%      2.15%(g)   1.27%   6.75%  10.57%
------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.



 94 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Global Inflation Protected Securities Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                                  PERIOD ENDED
                                                          YEAR ENDED DEC. 31,       DEC. 31,        YEAR ENDED AUG. 31,
                                                             2008         2007       2006(b)      2006        2005(c)
Net asset value, beginning of period                        $10.28        $9.76      $10.04      $10.19        $10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .43          .52         .06         .47           .32
Net gains (losses) (both realized and unrealized)             (.40)         .24        (.10)       (.26)          .19
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .03          .76        (.04)        .21           .51
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.25)        (.24)       (.24)       (.34)         (.32)
Distributions from realized gains                               --           --          --        (.02)           --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.25)        (.24)       (.24)       (.36)         (.32)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $10.06       $10.28       $9.76      $10.04        $10.19
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                       $983         $820        $582        $403          $116
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                                  .73%         .74%        .72%(f)     .77%          .87%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                              .72%         .72%        .72%(f)     .72%          .75%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 3.95%        4.50%       1.09%(f)    4.23%         3.42%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        54%          80%         --%         75%           29%
-------------------------------------------------------------------------------------------------------------------------
Total return(h)                                               .14%        7.93%       (.49%)(i)   2.18%         5.22%(i)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i) Not annualized.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    95 p

RiverSource VP - Growth Fund (Effective May 1, 2009 - Seligman VP - Growth Fund)



PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                              PERIOD ENDED
                                                       YEAR ENDED DEC. 31,      DEC. 31,     YEAR ENDED AUG. 31,
                                                           2008         2007     2006(b)     2006   2005    2004
Net asset value, beginning of period                       $7.65       $7.50      $6.93     $6.61   $5.69  $5.45
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .10         .08        .01       .06     .03    .02
Net gains (losses) (both realized and unrealized)          (3.48)        .15        .57       .33     .91    .24
----------------------------------------------------------------------------------------------------------------
Total from investment operations                           (3.38)        .23        .58       .39     .94    .26
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.02)       (.08)      (.01)     (.07)   (.02)  (.02)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $4.25       $7.65      $7.50     $6.93   $6.61  $5.69
----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                     $275        $627       $640      $612    $392   $261
----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                       .75%        .89%      1.01%(e)   .91%    .92%   .85%
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               1.36%       1.01%       .59%(e)  1.04%    .42%   .27%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     150%        116%        30%      156%    154%   192%
----------------------------------------------------------------------------------------------------------------
Total return(f)                                          (44.35%)      3.07%      8.27%(g)  5.79%  16.74%  4.64%
----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.



 96 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - High Yield Bond Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                      $6.48       $6.85      $6.68      $6.76   $6.60   $6.22
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .66         .50        .16        .47     .44     .47
Net gains (losses) (both realized and unrealized)         (2.28)       (.37)       .19       (.09)    .16     .38
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          (1.62)        .13        .35        .38     .60     .85
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.02)       (.50)      (.18)      (.46)   (.44)   (.47)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $4.84       $6.48      $6.85      $6.68   $6.76   $6.60
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $522      $1,032     $1,216     $1,192  $1,246  $1,130
-----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                      .89%        .87%       .88%(e)    .87%    .83%    .82%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              8.84%       7.38%      7.35%(e)   7.02%   6.58%   7.30%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     58%         84%        29%       106%    106%    139%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                         (25.19%)      1.86%      5.43%(g)   5.76%   9.31%  14.03%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    97 p

RiverSource VP - Income Opportunities Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                      $9.86      $10.32     $10.08     $10.39  $10.29    $9.93
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .69         .70        .22        .64     .59      .15
Net gains (losses) (both realized and unrealized)         (2.54)       (.44)       .24       (.26)    .18      .36
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (1.85)        .26        .46        .38     .77      .51
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.02)       (.68)      (.22)      (.64)   (.59)    (.15)
Distributions from realized gains                            --        (.02)        --       (.05)   (.08)      --
Tax return of capital                                        --        (.02)        --         --      --       --
------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.02)       (.72)      (.22)      (.69)   (.67)    (.15)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $7.99       $9.86     $10.32     $10.08  $10.39   $10.29
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $755        $736       $409       $259     $45      $16
------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                               .92%        .91%       .90%(f)    .96%   1.03%    1.55%(f)
------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                           .92%        .91%       .90%(f)    .96%    .99%     .99%(f)
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              8.04%       6.89%      6.72%(f)   6.39%   5.69%    6.03%(f)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     76%         98%        29%        87%     93%      36%
------------------------------------------------------------------------------------------------------------------
Total return(h)                                         (18.82%)      2.65%      4.66%(i)   3.76%   7.73%    5.17%(i)
------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i) Not annualized.



 98 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Large Cap Equity Fund (Effective May 1, 2009 - RiverSource VP - Dynamic Equity Fund)



PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $25.27      $25.04     $22.91     $21.48  $19.32  $18.04
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .38         .35        .09        .29     .24     .14
Net gains (losses) (both realized and unrealized)        (10.22)        .39       2.10       1.43    2.15    1.28
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          (9.84)        .74       2.19       1.72    2.39    1.42
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.04)       (.34)      (.06)      (.29)   (.23)   (.14)
Distributions from realized gains                         (2.13)       (.17)        --         --      --      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                       (2.17)       (.51)      (.06)      (.29)   (.23)   (.14)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $13.26      $25.27     $25.04     $22.91  $21.48  $19.32
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $1,349      $3,023     $3,737     $3,733  $2,510  $2,535
-----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                      .72%        .86%       .83%(e)    .82%    .80%    .85%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              1.77%       1.29%      1.16%(e)   1.30%   1.13%    .72%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    109%         66%        21%        85%    132%    114%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                         (42.16%)      2.93%      9.59%(g)   8.02%  12.42%   7.87%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.



                     RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    99 p

RiverSource VP - Large Cap Value Fund (Effective May 1, 2009 - Seligman VP - Larger-Cap Value Fund)



PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                     $11.12      $12.23     $11.71     $10.99  $10.00    $9.99
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .21         .17        .05        .17     .14      .05
Net gains (losses) (both realized and unrealized)         (4.52)       (.22)      1.13        .98    1.06      .02
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (4.31)       (.05)      1.18       1.15    1.20      .07
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.01)       (.17)      (.05)      (.17)   (.14)    (.06)
Distributions from realized gains                          (.21)       (.89)      (.61)      (.26)   (.07)      --
------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.22)      (1.06)      (.66)      (.43)   (.21)    (.06)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $6.59      $11.12     $12.23     $11.71  $10.99   $10.00
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                     $10         $22        $25        $21     $15       $7
------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                              1.28%       1.08%      1.23%(f)   1.20%   2.55%    2.85%(f)
------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                           .93%       1.04%      1.05%(f)   1.02%   1.05%    1.05%(f)
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              2.08%       1.35%      1.33%(f)   1.55%   1.37%    1.03%(f)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75%         39%        13%        49%     52%      24%
------------------------------------------------------------------------------------------------------------------
Total return(h)                                         (39.46%)      (.46%)    10.15%(i)  10.75%  12.04%     .69%(i)
------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i) Not annualized.



 100 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Mid Cap Growth Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $12.85      $11.42     $10.96     $12.43  $10.11  $10.09
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .00(c)     (.02)       .03       (.01)   (.04)   (.05)
Net gains (losses) (both realized and unrealized)         (5.74)       1.58        .91       (.44)   2.36     .07
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          (5.74)       1.56        .94       (.45)   2.32     .02
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        .00(c)     (.01)      (.03)        --      --      --
Distributions from realized gains                          (.07)       (.12)      (.45)     (1.02)     --      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                        (.07)       (.13)      (.48)     (1.02)     --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $7.04      $12.85     $11.42     $10.96  $12.43  $10.11
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $256        $593       $690       $709    $255    $225
-----------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                      .88%        .86%       .88%(f)    .92%    .82%    .85%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              (.01%)      (.12%)      .70%(f)   (.14%)  (.32%)  (.49%)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     70%         93%        24%        43%     34%     25%
-----------------------------------------------------------------------------------------------------------------
Total return(g)                                         (44.84%)     13.74%      8.54%(h)  (4.43%) 23.03%    .13%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h) Not annualized.



                    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    101 p

RiverSource VP - Mid Cap Value Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                                 PERIOD ENDED
                                                         YEAR ENDED DEC. 31,       DEC. 31,        YEAR ENDED AUG. 31,
                                                            2008         2007       2006(b)           2006        2005(c)
Net asset value, beginning of period                       $14.60       $13.49      $12.65           $11.42        $10.15
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .08          .10         .05              .09           .01
Net gains (losses) (both realized and unrealized)           (5.52)        1.29         .98             1.27          1.28
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (5.44)        1.39        1.03             1.36          1.29
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           --         (.11)       (.05)            (.09)         (.02)
Distributions from realized gain                            (2.82)        (.17)       (.14)            (.04)           --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (2.82)        (.28)       (.19)            (.13)         (.02)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $6.34       $14.60      $13.49           $12.65        $11.42
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                      $247         $355        $370             $228            $7
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                                1.04%        1.03%       1.07%(f)         1.44%         2.97%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                            1.04%        1.03%       1.07%(f)         1.11%         1.08%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                1.01%         .72%       1.23%(f)         1.02%          .62%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       47%          77%          4%              60%            7%
-------------------------------------------------------------------------------------------------------------------------
Total return(h)                                           (45.10%)      10.35%       8.07%(i)        11.93%        12.70%(i)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(d) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i) Not annualized.



 102 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - S&P 500 Index Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                            PERIOD ENDED
                                                    YEAR ENDED DEC. 31,       DEC. 31,        YEAR ENDED AUG. 31,
                                                        2008         2007      2006(b)      2006     2005     2004
Net asset value, beginning of period                    $9.83       $9.59       $8.85      $8.30     $7.54    $6.88
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .16         .15         .04        .13       .13      .09
Net gains (losses) (both realized and
 unrealized)                                            (3.69)        .33         .77        .57       .76      .66
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (3.53)        .48         .81        .70       .89      .75
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.01)       (.17)       (.03)      (.13)     (.13)    (.09)
Distributions from realized gains                        (.33)       (.07)       (.04)      (.02)       --       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.34)       (.24)       (.07)      (.15)     (.13)    (.09)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $5.96       $9.83       $9.59      $8.85     $8.30    $7.54
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $193        $380        $392       $367      $367     $283
-------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                             .54%        .52%        .51%(e)    .53%      .56%     .57%
-------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                         .51%        .50%(g)     .50%(e)    .50%      .50%     .49%
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            1.79%       1.48%       1.44%(e)   1.46%     1.65%    1.21%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4%          4%          2%         6%        5%      --%
-------------------------------------------------------------------------------------------------------------------
Total return(h)                                       (37.10%)      5.01%       9.27%(i)   8.38%(j) 11.98%   10.84%
-------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Prior to rounding, the ratio of net expenses to average net assets after expense waiver/reimbursement was 0.495% for the year ended Dec. 31, 2007.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i) Not annualized.
(j) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.



                    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    103 p

RiverSource VP -  Short Duration U.S. Government Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                     YEAR ENDED DEC. 31,       DEC. 31,        YEAR ENDED AUG. 31,
                                                        2008         2007       2006(b)      2006     2005     2004
Net asset value, beginning of period                   $10.23       $10.13      $10.11      $10.21   $10.34   $10.46
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .32          .42         .13         .36      .27      .25
Net gains (losses) (both realized and
 unrealized)                                             (.58)         .10         .02        (.10)    (.13)    (.07)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (.26)         .52         .15         .26      .14      .18
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)        (.42)       (.13)       (.36)    (.27)    (.25)
Distributions from realized gains                          --           --          --          --       --     (.05)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)        (.42)       (.13)       (.36)    (.27)    (.30)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $9.95       $10.23      $10.13      $10.11   $10.21   $10.34
--------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $503         $483        $457        $463     $484     $506
--------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                    .79%         .79%        .77%(e)     .82%     .83%     .82%
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.19%        4.17%       3.97%(e)    3.55%    2.67%    2.36%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                               314%         213%         58%        236%     171%     135%
--------------------------------------------------------------------------------------------------------------------
Total return(g)                                        (2.64%)       5.33%       1.55%(h)    2.61%    1.43%    1.70%
--------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 190% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h) Not annualized.



 104 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Small Cap Advantage Fund (Effective May 1, 2009 - Seligman VP - Smaller-Cap Value Fund)



PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $11.80      $13.03     $13.80     $15.11  $12.64  $11.25
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .02         .01        .01         --    (.04)   (.05)
Net gains (losses) (both realized and unrealized)         (4.23)       (.52)      1.11        .61    3.14    1.44
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          (4.21)       (.51)      1.12        .61    3.10    1.39
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --        (.02)      (.01)        --      --      --
Distributions from realized gains                         (1.10)       (.70)     (1.88)     (1.92)   (.63)     --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                       (1.10)       (.72)     (1.89)     (1.92)   (.63)     --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $6.49      $11.80     $13.03     $13.80  $15.11  $12.64
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                     $68        $161       $220       $218    $235    $184
-----------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                              1.06%       1.01%      1.08%(e)   1.06%   1.07%   1.10%
-----------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                           .96%       1.01%      1.08%(e)   1.06%   1.07%   1.10%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               .19%        .06%       .22%(e)   (.02%)  (.28%)  (.42%)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    269%        150%        74%       132%    112%    104%
-----------------------------------------------------------------------------------------------------------------
Total return(g)                                         (38.59%)     (4.19%)     8.14%(h)   4.40%  24.88%  12.40%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h) Not annualized.



                    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    105 p

Threadneedle VP - Emerging Markets Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $22.49      $17.35     $16.32     $13.14   $9.80   $8.44
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .16         .14       (.02)       .09     .06     .09
Net gains (losses) (both realized and unrealized)        (10.66)       6.11       3.21       3.85    3.72    1.39
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                         (10.50)       6.25       3.19       3.94    3.78    1.48
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.12)       (.11)        --       (.06)   (.06)   (.12)
Distributions from realized gains                         (3.11)      (1.00)     (2.16)      (.70)   (.38)     --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                       (3.23)      (1.11)     (2.16)      (.76)   (.44)   (.12)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $8.76      $22.49     $17.35     $16.32  $13.14   $9.80
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $713        $962       $548       $427    $192     $46
-----------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                              1.61%       1.50%      1.51%(e)   1.54%   1.55%   1.67%
-----------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                          1.61%       1.50%      1.51%(e)   1.54%   1.55%   1.61%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              1.06%        .73%      (.36%)(e)   .68%    .58%    .65%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    140%        124%        46%       146%    120%    117%
-----------------------------------------------------------------------------------------------------------------
Total return(g)                                         (53.71%)     38.11%     20.17%(h)  30.97%  39.60%  17.63%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h) Not annualized.



 106 p    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

Threadneedle VP - International Opportunity Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                             PERIOD ENDED
                                                      YEAR ENDED DEC. 31,      DEC. 31,      YEAR ENDED AUG. 31,
                                                          2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                     $14.71      $13.19     $12.24     $10.02   $8.23   $7.19
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .27         .13        .02        .12     .11     .08
Net gains (losses) (both realized and unrealized)         (6.12)       1.53       1.04       2.27    1.80    1.05
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          (5.85)       1.66       1.06       2.39    1.91    1.13
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.28)       (.14)      (.10)      (.17)   (.12)   (.09)
Tax return of capital                                        --          --       (.01)        --      --      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                        (.28)       (.14)      (.11)      (.17)   (.12)   (.09)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $8.58      $14.71     $13.19     $12.24  $10.02   $8.23
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $535      $1,195     $1,311     $1,266  $1,184    $974
-----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                     1.15%       1.01%      1.08%(e)   1.12%   1.04%    .98%
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              2.21%        .94%       .55%(e)   1.04%   1.19%    .99%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     61%         94%        20%        74%     90%    142%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                         (40.43%)     12.68%      8.72%(g)  23.82%  23.29%  15.77%
-----------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.



                    RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS    107 p

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






                         THIS PAGE LEFT BLANK INTENTIONALLY

RIVERSOURCE VARIABLE PORTFOLIO FUNDS
734 Ameriprise Financial Center
Minneapolis, MN 55474


Additional information about the Funds and their investments is available in the Funds' SAI and annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected a Fund's performance during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Funds or to make a shareholder inquiry, contact your financial intermediary or RiverSource Family of Funds at (888) 791-3380 or through the address listed above.


Since shares of the Funds are offered generally only to insurance company separate accounts to serve as the investment vehicles for variable annuity contracts and for variable life insurance policies, they are not offered to the public. Because of this, the Funds' offering documents and shareholder reports are not available on our public website at riversource.com/funds.


You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #: 811-22127

(RIVERSOURCE INVESTMENTS LOGO)                               S-6466-99 AD (5/09)

Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
VARIABLE PORTFOLIO - CORE EQUITY FUND


PROSPECTUS MAY 1, 2009


RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF
CAPITAL.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

THIS FUND IS CLOSED TO NEW INVESTORS.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF THE FUND DIRECTLY. YOU INVEST BY OWNING RIVERSOURCE VARIABLE ANNUITY FUND A OR RIVERSOURCE VARIABLE ANNUITY FUND B AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE ACCOUNT THAT INVESTS IN THE FUND.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND..........................................   3P
Objective.........................................   3p
Principal Investment Strategies...................   3p
Principal Risks...................................   4p
Past Performance..................................   5p
Fees and Expenses.................................   7p
Other Investment Strategies and Risks.............   8p
Fund Management and Compensation..................   9p
BUYING AND SELLING SHARES.........................  12P
Pricing and Valuing of Fund Shares................  12p
Purchasing Shares.................................  13p
Transferring/Selling Shares.......................  13p
DISTRIBUTIONS AND TAXES...........................  14P
FINANCIAL HIGHLIGHTS..............................  14P




RIVERSOURCE FAMILY OF FUNDS



The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Seligman Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation portfolios (the "funds" or the "RiverSource Variable Portfolio Funds") and the portfolios of Seligman Portfolios, Inc. share the same Board of Directors/Trustees (the Board) and are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies. The RiverSource Family of Funds also includes mutual funds available for direct investment. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.



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2P  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS

THE FUND

The Fund may have a name, portfolio manager, objective, investment strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. The Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The performance results of the Fund may differ significantly from any publicly-traded retail mutual fund.

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.



In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will choose equity investments by employing proprietary, disciplined quantitative methods.





The investment manager's disciplined quantitative approach is designed to identify companies with:



- Attractive valuations, based on factors such as price-to-earnings ratios;



- Sound balance sheets; or



- Improving outlooks, based on an analysis of return patterns over time.



In evaluating whether to sell a security, the investment manager considers, among other factors, whether:



- The security is overvalued relative to other potential investments.



- The company does not meet the investment manager's performance expectations.



The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the S&P 500 Index.



In selecting stocks for the Fund to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:



- Limits on positions relative to weightings in the benchmark index.



- Limits on sector and industry allocations relative to the benchmark index.



- Limits on size of holdings relative to market liquidity.



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        RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS  3P

The investment manager may use derivatives such as futures, options, swaps and forward contracts, to produce incremental earnings, to hedge existing positions, to maintain investment efficiency or to increase flexibility.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.





Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.



Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.



Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.



Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.



Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.


Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.


--------------------------------------------------------------------------------
4P  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stock and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.


PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the variable accounts and contracts. Inclusion of these charges would reduce total returns for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such


--------------------------------------------------------------------------------

        RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS 5P fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


         RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


                                                                     +6.57%    +15.79%   +3.32%    -41.62%

                                                                      2005      2006      2007      2008





During the periods shown in the bar chart, the highest return for a calendar quarter was +7.48% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -23.73% (quarter ended Dec. 31, 2008).



The Fund's year-to-date return at March 31, 2009 was -13.01%.



 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)



                                                                                               SINCE
                                                                                   1 YEAR  INCEPTION(A)
RiverSource Variable Portfolio -- Core Equity Fund                                -41.62%     -5.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                 -37.00%     -3.04%
Russell 1000(R) Index (reflects no deduction for fees, expenses or taxes)         -37.60%     -2.83%
Lipper Large-Cap Core Funds Index                                                 -37.07%     -3.25%



(a) Inception date is Sept. 10, 2004.



Performance information prior to Feb. 1, 2008 represents that of RiverSource Variable Portfolio -- Core Equity Fund, a series of RiverSource Variable Portfolio -- Select Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date.



The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.


The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.


The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


On Nov. 1, 2008, the S&P 500 Index replaced the Russell 1000 Index as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the S&P 500 Index will be included.



--------------------------------------------------------------------------------
6P  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS

FEES AND EXPENSES




The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity and allocate your purchase payments to the variable account that invests in the Fund. This summary does not reflect any fees or sales charges imposed by your annuity contract, which are disclosed in your separate annuity contract prospectus. If the additional fees or sales charges imposed by your annuity contract were reflected, it would increase overall expenses.



The annual fund operating expenses in the table below are based on expenses incurred during the Fund's most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Fund's average net assets during the period. The expense ratios have not been adjusted to reflect the Fund's assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Fund's assets are lower than the Fund's average net assets during the most recently completed fiscal year. In general, a fund's annual operating expenses will increase as the fund's assets decrease. Accordingly, the Fund's annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the expense table below. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses limits the impact that any decrease in the Fund's assets will have on its total annual (net) operating expenses in the current fiscal year.


 ANNUAL FUND OPERATING EXPENSES


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
Management fees                                       0.40%
Distribution and/or service (12b-1) fees              0.00%
Other expenses(a)                                     0.08%
Total annual fund operating expenses                  0.48%
Fee waiver/expense reimbursement                      0.08%
Total annual (net) fund operating expenses(b)         0.40%
Acquired fund fees and expenses(c)                    0.02%
Total fund and acquired fund fees and expenses(c)     0.42%




(a) Other expenses include a custody fee and other nonadvisory expenses.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses indefinitely. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.40%.

(c) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated funds) in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is as shown.



--------------------------------------------------------------------------------

        RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS  7P

EXAMPLE

This example assumes that you invest $10,000 in a variable account that invests in the Fund for the time periods indicated and assumes that the investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     $43      $135      $236      $532



THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE VARIABLE ACCOUNT OR THE CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Fund Management and Compensation" for more information.




Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the

--------------------------------------------------------------------------------
8P  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS

Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board of Trustees (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource Variable Portfolio Funds and the portfolios of Seligman Portfolios, Inc.), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



--------------------------------------------------------------------------------

        RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS  9P

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.40% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:



Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager



- Managed the Fund since 2008.



- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.



- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.



- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.



- MS and Ph.D., MIT.



Gina K. Mourtzinou, Ph.D., Portfolio Manager



- Managed the Fund since 2008.



- Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.



- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.



- Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.



- Ph.D., MIT.




The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

ADDITIONAL SERVICES AND COMPENSATION


In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.



--------------------------------------------------------------------------------
10P  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS

Distribution Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides underwriting and distribution services to the Fund.



The SAI provides additional information about the services provided.


ADDITIONAL MANAGEMENT INFORMATION


Manager of Managers Exemption. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.



Cash Reserves. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.



Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.



--------------------------------------------------------------------------------

       RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS  11P

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K, and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

BUYING AND SELLING SHARES


PRICING AND VALUING OF FUND SHARES



The net asset value (NAV) is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.



When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.



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12P  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the Fund or the authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract. Any charges that apply to the variable account and your contract are described in your annuity contract prospectus.

You may transfer all or part of your value in a variable account investing in shares of the Fund to the fixed account as outlined in your annuity contract prospectus. The Fund is the only investment option available under the variable account.


Market timing is frequent or short-term trading activity. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. Due to the transfer restrictions under the annuity contract between the fixed account and the variable account investing in shares of the Fund, a contract owner may not engage in frequent or short-term trading, thereby mitigating the risks of market timing. For this reason, market timing monitoring procedures have not been established for the Fund. Please refer to your annuity contract prospectus for specific details on transfer restrictions between the fixed and variable accounts.


You may provide instructions to sell any shares you have allocated to the variable account. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or the authorized insurance company. Please refer to your annuity contract prospectus for more information about surrenders and withdrawals.


--------------------------------------------------------------------------------

       RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS  13P

DISTRIBUTIONS AND TAXES

The Fund, a so-called disregarded entity for federal income tax purposes, does not expect to make regular distributions to shareholders (variable accounts).


REINVESTMENTS


Since all distributions by the Fund are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.


IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


Federal income taxation of the variable account, life insurance company and annuity contract is discussed in your annuity contract prospectus.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO THE VARIABLE ACCOUNT OR THE CONTRACT. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. ON SEPT. 10, 2004, THE FUND ACQUIRED THE ASSETS OF IDS LIFE VARIABLE ANNUITY FUND A (FUND A) AND IDS LIFE VARIABLE ANNUITY FUND B (FUND B), WHICH WERE SEGREGATED ASSET ACCOUNTS. FOR ACCOUNTING AND FINANCIAL STATEMENT PURPOSES FUND B WAS THE ACCOUNTING SURVIVOR. INFORMATION SINCE SEPT. 10, 2004 RELATES TO THE FUND. THE INFORMATION PRIOR TO SEPT. 10, 2004 RELATES TO FUND B AND IS DERIVED FROM ITS FINANCIAL STATEMENTS.



THE INFORMATION FOR THE FISCAL YEARS ENDED ON OR AFTER DEC. 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE DEC. 31, 2006 HAS BEEN AUDITED BY OTHER AUDITORS.



--------------------------------------------------------------------------------
14P  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec.
31,                                 2008           2007           2006           2005        2004(B)        2004(C)        2004(D)
Net asset value,
 beginning of period              $10.30         $10.97         $11.14         $10.64         $10.00         $10.14         $10.14
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)                              .17            .19            .17            .16            .05            .01            .06
Net gains (losses) (both
 realized and unrealized)          (4.01)           .15           1.41            .53            .64           (.15)           .49
----------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        (3.84)           .34           1.58            .69            .69           (.14)           .55
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income                  (.02)          (.17)          (.17)          (.16)          (.05)            --           (.05)
Distributions from
 realized gains                    (1.17)          (.84)         (1.58)          (.03)            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.19)         (1.01)         (1.75)          (.19)          (.05)            --           (.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                            $5.27         $10.30         $10.97         $11.14         $10.64         $10.00         $10.64
----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period
 (in millions)                      $175           $365           $432           $466           $529           $296           $529
----------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reim-
 bursement(e),(f)                    .48%           .48%           .45%           .45%           .40%          1.40%           .99%
----------------------------------------------------------------------------------------------------------------------------------
Net expenses after
 expense
 waiver/reim-
 bursement(e),(f)                    .40%(g),(h)    .40%(g),(h)    .40%(g),(h)    .40%(g),(h)    .40%(i)       1.40%(i)        .99%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income
 (loss)                             2.07%          1.68%          1.63%          1.48%          1.73%(i)        .11%(i)        .79%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              103%            65%            73%           121%            45%            77%           135%
----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                   (41.62%)(j)      3.32%(j)      15.79%(j)       6.57%(j)       6.95%(j),(k)  (1.38%)(k)      5.42%
----------------------------------------------------------------------------------------------------------------------------------




(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for the period prior to Sept. 10, 2004 has been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.

(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c) For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d) For the period from Jan. 1, 2004 to Dec. 31, 2004.

(e) The total return and ratio of expenses for the Fund included management fee only for the periods since Sept. 10, 2004. Previous period included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction of earnings and bank credits on cash balances.
(i) Adjusted to an annual basis.
(j) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(k) Not annualized.


--------------------------------------------------------------------------------

       RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2009 PROSPECTUS  15P

(RIVERSOURCE INVESTMENTS LOGO)            RIVERSOURCE VARIABLE PORTFOLIO FUNDS
                                          734 Ameriprise Financial Center
                                          Minneapolis, MN 55474




Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or to make a shareholder inquiry, contact your financial intermediary or RiverSource Family of Funds at (888) 791-3380 or through the address listed above.




Shares of the Fund are offered generally only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts. They are not offered to the public. Because of this, the Fund's offering documents and shareholder reports are not available on our public website at riversource.com/funds.



You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-22127                        S-6347-99 G (5/09)

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2009




RIVERSOURCE VARIABLE SERIES TRUST

  Disciplined Asset Allocation(SM) Portfolios - Aggressive

  Disciplined Asset Allocation Portfolios - Conservative

  Disciplined Asset Allocation Portfolios - Moderate

  Disciplined Asset Allocation Portfolios - Moderately Aggressive

  Disciplined Asset Allocation Portfolios - Moderately Conservative


This is the Statement of Additional Information ("SAI") for each of the funds listed above. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus dated the same date as this SAI.


Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to Shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit riversource.com/funds.


Each fund is governed by a Board of Trustees (the "Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following page.

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies..............................    p. 4
Investment Strategies and Types of Investments..................................    p. 5
Information Regarding Risks and Investment Strategies...........................    p. 6
Securities Transactions.........................................................   p. 29
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager....   p. 31
Valuing Fund Shares.............................................................   p. 31
Portfolio Holdings Disclosure...................................................   p. 32
Proxy Voting....................................................................   p. 33
Selling Shares..................................................................   p. 35
Taxes...........................................................................   p. 35
Service Providers...............................................................   p. 37
  Investment Management Services................................................   p. 37
  Administrative Services.......................................................   p. 39
  Transfer Agency Services......................................................   p. 39
  Distribution Services.........................................................   p. 40
  Plan and Agreement of Distribution............................................   p. 40
  Custodian Services............................................................   p. 40
  Board Services Corporation....................................................   p. 41
Organizational Information......................................................   p. 41
Board Members and Officers......................................................   p. 46
Control Persons and Principal Holders of Securities.............................   p. 51
Information Regarding Pending and Settled Legal Proceedings.....................   p. 51
Independent Registered Public Accounting Firm...................................   p. 53
Appendix A: Description of Ratings..............................................  p. A-1
Appendix B: Seligman Funds......................................................  p. B-1



LIST OF TABLES


1.   Fund Fiscal Year Ends and Investment Categories.............................    p. 3
2.   Investment Strategies and Types of Investments..............................    p. 5
3.   Portfolio Managers..........................................................   p. 37
4.   Administrative Services Agreement Fee Schedule..............................   p. 39
5.   Administrative Fees.........................................................   p. 39
6.   12b-1 Fees..................................................................   p. 40
7.   Fund History Table for RiverSource Funds....................................   p. 42
8.   Board Members...............................................................   p. 46
9.   Fund Officers...............................................................   p. 48
10.  Board Member Holdings -- All Funds..........................................   p. 50
11.  Board Member Compensation -- All Funds......................................   p. 50






RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 2

Throughout this SAI, the funds are referred to as follows:

Disciplined Asset Allocation Portfolios - Aggressive (Aggressive)
Disciplined Asset Allocation Portfolios - Conservative (Conservative) Disciplined Asset Allocation Portfolios - Moderate (Moderate)
Disciplined Asset Allocation Portfolios - Moderately Aggressive (Moderately Aggressive)
Disciplined Asset Allocation Portfolios - Moderately Conservative (Moderately Conservative)




RIVERSOURCE FAMILY OF FUNDS


The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Seligman Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation portfolios (the "funds") and the portfolios of Seligman Portfolios, Inc. share the same Board of Directors/Trustees and are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies. The RiverSource Family of Funds also includes mutual funds available for direct investment.



Please reference Appendix B for a complete list of Seligman funds.


The table that follows lists each fund's fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.

            TABLE 1. FUND FISCAL YEAR ENDS AND INVESTMENT CATEGORIES


FUND                                                      Fiscal Year End     Fund Investment Category
--------------------------------------------------------------------------------------------------------
Aggressive                                                  December 31     Fund-of-funds - equity
--------------------------------------------------------------------------------------------------------
Conservative                                                December 31     Fund-of-funds - fixed income
--------------------------------------------------------------------------------------------------------
Moderate                                                    December 31     Fund-of-funds - equity
--------------------------------------------------------------------------------------------------------
Moderately Aggressive                                       December 31     Fund-of-funds - equity
--------------------------------------------------------------------------------------------------------
Moderately Conservative                                     December 31     Fund-of-funds - fixed income
--------------------------------------------------------------------------------------------------------





RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 3

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

Fund-of-funds invest in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the funds' investment structure.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.


FOR EACH FUND, THE FUND WILL NOT:


    - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

    - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds -- equity, under current Board policy, the fund has no current intention to lend to a material extent.

    - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds -- equity, under current Board policy, the fund has no current intention to borrow to a material extent.

    - Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

    - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

    - Issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    - Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

    - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 4

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

    - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

             TABLE 2. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


INVESTMENT STRATEGY                                                        Authorized for fund
----------------------------------------------------------------------------------------------
Agency and government securities                                                   Yes
----------------------------------------------------------------------------------------------
Borrowing                                                                          Yes
----------------------------------------------------------------------------------------------
Cash/money market instruments                                                      Yes
----------------------------------------------------------------------------------------------
Collateralized bond obligations                                                    Yes
----------------------------------------------------------------------------------------------
Commercial paper                                                                   Yes
----------------------------------------------------------------------------------------------
Common stock                                                                       Yes
----------------------------------------------------------------------------------------------
Convertible securities                                                             Yes
----------------------------------------------------------------------------------------------
Corporate bonds                                                                    Yes
----------------------------------------------------------------------------------------------
Debt obligations                                                                   Yes
----------------------------------------------------------------------------------------------
Depositary receipts                                                                Yes
----------------------------------------------------------------------------------------------
Derivative instruments (including options and futures)                             Yes
----------------------------------------------------------------------------------------------
Exchange-traded funds                                                              Yes
----------------------------------------------------------------------------------------------
Floating rate loans                                                                Yes
----------------------------------------------------------------------------------------------
Foreign currency transactions                                                      Yes
----------------------------------------------------------------------------------------------
Foreign securities                                                                 Yes
----------------------------------------------------------------------------------------------
Funding agreements                                                                 Yes
----------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)                                            Yes
----------------------------------------------------------------------------------------------
Illiquid and restricted securities                                                 Yes
----------------------------------------------------------------------------------------------
Indexed securities                                                                 Yes
----------------------------------------------------------------------------------------------
Inflation protected securities                                                     Yes
----------------------------------------------------------------------------------------------
Inverse floaters                                                                   Yes
----------------------------------------------------------------------------------------------
Investment companies                                                               Yes
----------------------------------------------------------------------------------------------
Lending of portfolio securities                                                    Yes
----------------------------------------------------------------------------------------------
Loan participations                                                                Yes
----------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities                                              Yes
----------------------------------------------------------------------------------------------
Mortgage dollar rolls                                                              Yes
----------------------------------------------------------------------------------------------
Municipal obligations                                                              Yes
----------------------------------------------------------------------------------------------
Preferred stock                                                                    Yes
----------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 5

INVESTMENT STRATEGY                                                        Authorized for fund
----------------------------------------------------------------------------------------------
Real estate investment trusts                                                      Yes
----------------------------------------------------------------------------------------------
Repurchase agreements                                                              Yes
----------------------------------------------------------------------------------------------
Reverse repurchase agreements                                                      Yes
----------------------------------------------------------------------------------------------
Short sales                                                                        Yes
----------------------------------------------------------------------------------------------
Sovereign debt                                                                     Yes
----------------------------------------------------------------------------------------------
Structured investments                                                             Yes
----------------------------------------------------------------------------------------------
Swap agreements                                                                    Yes
----------------------------------------------------------------------------------------------
Variable- or floating-rate securities                                              Yes
----------------------------------------------------------------------------------------------
Warrants                                                                           Yes
----------------------------------------------------------------------------------------------
When-issued securities and forward commitments                                     Yes
----------------------------------------------------------------------------------------------
Zero-coupon, step-coupon and pay-in-kind securities                                Yes
----------------------------------------------------------------------------------------------


INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 6
financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

EXCHANGE-TRADED FUND (ETF) RISK. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the fund's expenses and similar expenses incurred through ownership of the ETF.


FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:


Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.



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GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.



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REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SHORT SALES RISK. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund's use of short sales in effect "leverages" the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.


Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association
(SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.


    * On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.




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BORROWING
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Borrowing Risk and Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.



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The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and


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

return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.



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The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss.


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Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)



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Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the


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fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The


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projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

The funds may also invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most


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likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations.

The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)



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Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)



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All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.



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INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INITIAL PUBLIC OFFERINGS (IPOS)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates).


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The trust funds the purchase of the bond by issuing two classes of certificates:
short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par
($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. Loans will be structured in a manner that will enable a fund to call the loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive


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distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or


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municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.



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Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES
In short selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager's research and the management team's investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.



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STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market


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

without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer's bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or "earmarking" will not limit the fund's exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement.


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

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.



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

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and RiverSource Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.



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

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


The investment manager has portfolio management teams in its Minneapolis, New York and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis, New York and Los Angeles, it operates in this structure subject to its duty to seek best execution.



The fund did not pay brokerage commissions for the fiscal period from May 1, 2008 (when the fund first became available) to Dec. 31, 2008. Substantially all firms through whom transactions were executed provide research services.



No transactions were directed to brokers because of research services provided to the funds.



As of the end of the most recent fiscal period, the funds held no securities of its regular brokers or dealers or the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.




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

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with RiverSource Investments since the funds began operations.


VALUING FUND SHARES

In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the "Exchange"):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.



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

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the fund's website (riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least fifteen (15) days old.


From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI), such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Bowne, Vestek, Data Communique, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Merrill Lynch & Co., and Morgan Stanley) and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.


Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 32
selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 33

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 34
will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain RiverSource funds may invest in shares of other RiverSource funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the RiverSource funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

SELLING SHARES

A fund will sell any shares presented by the shareholders (variable accounts or subaccounts) for sale. The policies on when or whether to buy or sell shares are described in your annuity or life insurance prospectus.

During an emergency the Board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of a fund to sell shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all contract owners.

REJECTION OF BUSINESS

Each fund and RiverSource Distributors, Inc. reserve the right to reject any business, in its sole discretion.

TAXES




Each fund will be treated as a partnership for federal income purposes. A partnership is not subject to U.S. federal income tax itself, although it must file a "Partnership Return of Income". Rather, each partner of a partnership, in computing its federal income tax liability for a taxable year, is required to take into account its allocable share of the fund's items of income, gain, loss, deduction or credit for the taxable year of the fund ending within or with the taxable year of the partner, regardless of whether such partner has received or will receive corresponding distributions from the fund.



The funds will not need to make distributions to their shareholders to preserve their tax status.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 35

The funds intend to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. Under a safe harbor for separate accounts in Section 817(h) of the Code and Section 1.817-5(b)(2) of the Treasury Regulations, (a) at least 50% of the market value of the fund's total assets must be represented by cash and cash items (including receivables), Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. In addition, no more than 55% of the assets of the separate account which owns shares in the fund, including the separate account's proportionate share of the assets of the fund, can be in cash, cash items (including receivables), government securities and securities of other regulated investment companies.



An alternative diversification test is provided for in Section 1.817-5(b)(1). Under this test,



For purposes of the latter diversification requirement, the fund's beneficial interest in a regulated investment company, a real estate investment trust, a partnership or a grantor trust will not be treated as a single investment of a segregated asset account if the fund meets certain requirements related to its ownership and access. Instead, a pro rata portion of each asset of the investment company, partnership, or trust will be treated as an asset of the segregated asset account. The funds intend to meet such requirements.



The partners or owners of the funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation and to the extent possible, a fund may make an election to mark to market its PFIC stock. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.



Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.



This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 36

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

The funds do not pay the investment manager a direct fee for investment management services. Under the agreement, the funds will pay taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; registration fees for public sale of securities; certain legal fees; consultants' fees; compensation or Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expenses related to a fund's participation in inverse floater structures; and expense properly payable by a fund, approved by the Board.

MANAGER OF MANAGERS EXEMPTION
The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


PORTFOLIO MANAGERS. For all funds the following provides information about the funds' portfolio managers as of December 31, 2008.

                           TABLE 3. PORTFOLIO MANAGERS


                                         OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                -------------------------------------------------------------  OWNERSHIP   POTENTIAL
                PORTFOLIO       NUMBER AND TYPE       APPROXIMATE        PERFORMANCE BASED      OF FUND    CONFLICTS   STRUCTURE OF
FUND            MANAGER         OF ACCOUNT(A)         TOTAL NET ASSETS   ACCOUNTS(B)             SHARES   OF INTEREST  COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive      Dimitris        29 RICs               $9.81 billion      9 RICs ($7.49 B)
                Bertsimas       1 PIV                 $9.78 million                                                         (2)
                                15 other accounts     $2.74 billion
                -----------------------------------------------------------------------------
                Tao Qiu         4 RICs                $123.57 million    None                  None           (1)
                -----------------------------------------------------------------------------                          ------------
                Colin Lundgren  16 RICs               $1.20 billion      None                                               (3)
                                4 other accounts      $40.76 million
-----------------------------------------------------------------------------------------------------------------------------------
Conservative    Dimitris        29 RICs               $9.80 billion      9 RICs ($7.49 B)                                   (2)
                Bertsimas       1 PIV                 $9.78 million
                                15 other accounts     $2.74 billion
                -----------------------------------------------------------------------------
                Tao Qiu         4 RICs                $111.49 million    None                  None           (1)
                -----------------------------------------------------------------------------                          ------------
                Colin Lundgren  16 RICs               $1.19 billion      None                                               (3)
                                4 other accounts      $40.76 million
-----------------------------------------------------------------------------------------------------------------------------------
Moderate        Dimitris        29 RICs               $9.77 billion      9 RICs ($7.49 B)                                   (2)
                Bertsimas       1 PIV                 $9.78 million
                                15 other accounts     $2.74 billion
                -----------------------------------------------------------------------------
                Tao Qiu         4 RICs                $89.33 million     None                  None           (1)
                -----------------------------------------------------------------------------                          ------------
                Colin Lundgren  16 RICs               $1.17 billion      None                                               (3)
                                4 other accounts      $40.76 million
-----------------------------------------------------------------------------------------------------------------------------------
Moderately      Dimitris                                                 9 RICs ($7.49 B)
  Aggressive    Bertsimas       29 RICs               $9.79 billion                                                         (2)
                                1 PIV                 $9.78 million
                                15 other accounts     $2.74 billion
                -----------------------------------------------------------------------------
                Tao Qiu         4 RICs                $103.72 million    None                  None           (1)
                -----------------------------------------------------------------------------                          ------------
                Colin Lundgren  16 RICs               $1.18 billion      None                                               (3)
                                4 other accounts      $40.76 million
-----------------------------------------------------------------------------------------------------------------------------------
Moderately      Dimitris                                                 9 RICs ($7.49 B)
  Conservative  Bertsimas       29 RICs               $9.80 billion                                                         (2)
                                1 PIV                 $9.78 million
                                15 other accounts     $2.74 billion
                -----------------------------------------------------------------------------
                Tao Qiu         4 RICs                $111.37 million    None                  None           (1)
                -----------------------------------------------------------------------------                          ------------
                Colin Lundgren  16 RICs               $1.19 billion      None                                               (3)
                                4 other accounts      $40.76 million
-----------------------------------------------------------------------------------------------------------------------------------




(a) RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(b) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 37

POTENTIAL CONFLICTS OF INTEREST
(1) Management of the Disciplined Asset Allocation Portfolio fund-of-funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus. Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

        Because of the structure of the fund-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

        - In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Disciplined Asset Allocation Portfolios, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

        - RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

        - RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain RiverSource funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

STRUCTURE OF COMPENSATION

(2) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 38

(3) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.





ADMINISTRATIVE SERVICES


Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fees are calculated as follows:

             TABLE 4. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

                                                          ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                    -------------------------------------------------------------------------------------------
                                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                $0 - 500,000,000    1,000,000,000     3,000,000,000     12,000,000,000    $12,000,000,001 +
-------------------------------------------------------------------------------------------------------------------------------
Aggressive                                0.020             0.020             0.020              0.020              0.020
Conservative
Moderate
Moderately Aggressive
Moderately Conservative
-------------------------------------------------------------------------------------------------------------------------------




The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in the last fiscal period are shown in the table below.



                          TABLE 5. ADMINISTRATIVE FEES



                                                                     ADMINISTRATIVE SERVICES FEES
FUND                                                                        PAID IN 2008(A)
--------------------------------------------------------------------------------------------------
Aggressive                                                                       $  919
--------------------------------------------------------------------------------------------------
Conservative                                                                      1,537
--------------------------------------------------------------------------------------------------
Moderate                                                                          3,690
--------------------------------------------------------------------------------------------------
Moderately Aggressive                                                             2,860
--------------------------------------------------------------------------------------------------
Moderately Conservative                                                           1,921
--------------------------------------------------------------------------------------------------







   (a) For the period from May 1, 2008 (when the fund first became available) to Dec. 31, 2008.


Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY SERVICES

Each fund has a Transfer Agency and Servicing Agreement with RiverSource Service Corporation located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions and for acting as service agent in connection with dividend and distribution functions in connection with the sale and redemption of the fund's shares. Under the agreement, RiverSource


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 39

Service Corporation will earn a fee equal to 0.06% of the average daily net assets of the fund. The transfer agent may hire third parties to perform services under this agreement. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES


RiverSource Fund Distributors, Inc. (RiverSource Fund Distributors), 50611 Ameriprise Financial Center, Minneapolis, MN 55474, an indirect wholly-owned subsidiary of RiverSource Investments, LLC, is the funds' principal underwriter. Prior to May 2009, RiverSource Distributors, Inc. served as the funds principal underwriter and distributor. Each fund's shares are offered on a continuous basis.


PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing, each fund approved a Plan of Distribution (the "Plan") and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act with RiverSource Distributors. Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the fund's average daily net assets.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. A substantial portion of the costs are not specifically identified to any one of the RiverSource Variable Portfolio Funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the fund or by RiverSource Distributors. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.


For its most recent fiscal period each fund paid 12b-1 fees as shown in the following table.



                               TABLE 6. 12B-1 FEES





FUND                                                             FEES PAID DURING LAST FISCAL YEAR(A)
-----------------------------------------------------------------------------------------------------
Aggressive                                                                      $11,484
-----------------------------------------------------------------------------------------------------
Conservative                                                                     19,209
-----------------------------------------------------------------------------------------------------
Moderate                                                                         46,130
-----------------------------------------------------------------------------------------------------
Moderately Aggressive                                                            35,758
-----------------------------------------------------------------------------------------------------
Moderately Conservative                                                          24,013
-----------------------------------------------------------------------------------------------------







   (a) For the period from May 1, 2008 (when the fund first became available) to Dec. 31, 2008.


CUSTODIAN SERVICES


The fund's securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19(th) floor, New York, NY 10005. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 40

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each in dependent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

Each fund is owned by subaccounts, its shareholders. The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance contract prospectus. All shares have voting rights over the fund's management and fundamental policies. Each share is entitled to vote based on the total dollar interest in the fund. All shares have cumulative voting rights with respect to the election of Board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 41

                TABLE 7. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS


                                                                                                           FISCAL
                                                 DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                                         ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES, INC.(2)           4/29/81, 6/13/86(1)                Corporation       NV/MN       7/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate Fund                                    2/16/06                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Opportunities Fund                             6/19/03                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation Protected                                   3/4/04                                                  No
  Securities Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond Fund                            6/19/03                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT TRUST                      4/7/86                     Business Trust       MA       8/31(10)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt Fund                            8/18/86                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE DIMENSIONS SERIES, INC.        2/20/68, 6/13/86(1)                Corporation       NV/MN       7/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid                             5/18/06                                                Yes
  Cap Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                           2/16/06                                                Yes
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE DIVERSIFIED INCOME SERIES,     6/27/74, 6/31/86(1)
  INC.(2)                                                                     Corporation       NV/MN       8/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund(3)                              10/3/74                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE EQUITY SERIES, INC.            3/18/57, 6/13/86(1)                Corporation       NV/MN       11/30
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund(4)                                6/4/57                                                 Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE GLOBAL SERIES, INC.                 10/28/88                      Corporation        MN         10/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency                              6/15/06                                                 No
  and Income Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                            2/16/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond Fund                                      3/20/89                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Global Technology Fund                               11/13/96                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                                    11/13/96                                                Yes
  Fund(4),(5),(11)
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                                        5/29/90                                                Yes
  Fund(5),(6),(11)
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE GOVERNMENT INCOME SERIES,            3/12/85
  INC.                                                                        Corporation        MN         5/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S.                                   8/19/85                                                Yes
  Government Fund(3)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage                              2/14/02                                                Yes
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD INCOME SERIES,                             8/17/83
  INC.                                                                        Corporation        MN         5/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund(3)                               12/8/83                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INCOME SERIES, INC.(7)         2/10/45, 6/13/86(1)                Corporation       NV/MN       1/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic Income                           2/16/06                                                 No
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced                               2/16/06                                                 No
  Income Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate                               2/16/06                                                 No
  Income Fund
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INTERNATIONAL MANAGERS               5/9/01
  SERIES, INC.(2)                                                             Corporation        MN         10/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International                                9/28/01                                                Yes
  Select Growth Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International                                9/28/01                                                Yes
  Select Value Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International                                10/3/02                                                Yes
  Small Cap Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INTERNATIONAL SERIES,                7/18/84
  INC.(2)                                                                     Corporation        MN         10/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International                             5/18/06                                                Yes
  Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity                                      6/26/00                                                Yes
  Fund(5),(11)
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                           11/15/84                                                Yes
  Fund(4),(5),(11)
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INVESTMENT SERIES, INC.        1/18/40, 6/13/86(1)                Corporation       NV/MN       9/30
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced Fund(4)                                      4/16/40                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap                                 5/17/07                                                Yes
  Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income                            10/15/90                                                Yes
  Fund
RiverSource Mid Cap Value Fund                                    2/14/02                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE LARGE CAP SERIES, INC.(2)      5/21/70, 6/13/86(1)                Corporation       NV/MN       7/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund(4)                            4/24/03                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Growth Fund                                           3/1/72                                                 Yes
---------------------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 42

                                                                                                           FISCAL
                                                 DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                                         ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                                 3/28/02                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                                  6/27/02                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MANAGERS SERIES, INC.(2)             3/20/01                      Corporation        MN         5/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth                            4/24/03                                                Yes
  Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                            6/18/01                                                Yes
  Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Select Value                                 3/8/02                                                 Yes
  Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity                             3/8/02                                                 Yes
  Fund(4),(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value                              6/18/01                                                Yes
  Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MARKET ADVANTAGE SERIES,             8/25/89
  INC.                                                                        Corporation        MN         1/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder                                     3/4/04                                                 Yes
  Conservative Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                            3/4/04                                                 Yes
  Conservative Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                            3/4/04                                                 Yes
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                            3/4/04                                                 Yes
  Aggressive Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder                                     3/4/04                                                 Yes
  Aggressive Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total                               3/4/04                                                 Yes
  Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index Fund                                   10/25/99                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index Fund                              8/19/96                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MONEY MARKET SERIES, INC.      8/22/75, 6/13/86(1)                Corporation       NV/MN       7/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Cash Management Fund                                  10/6/75                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SECTOR SERIES, INC.                  3/25/88                      Corporation        MN         6/30
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity                                  8/1/88                                                 Yes
  Fund(8)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate Fund                                      3/4/04                                                 Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SELECTED SERIES, INC.                10/5/84                      Corporation        MN         3/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                            4/22/86                                                 No
  Fund(9)
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SERIES TRUST                         1/27/06                    Business Trust       MA         4/30
---------------------------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity                             10/18/07                                                Yes
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure                           2/19/09                                                 No
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045 Fund                             5/18/06                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SHORT TERM INVESTMENTS         4/23/68, 6/13/86(1)
  SERIES, INC.                                                                Corporation       NV/MN       7/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Short-Term Cash Fund                                  9/26/06                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES            4/7/86
  TRUST                                                                     Business Trust       MA       8/31(10)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt Fund                             8/18/86                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt Fund                              8/18/86                                                 No
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE STRATEGIC ALLOCATION SERIES,         10/9/84
  INC.(2)                                                                     Corporation        MN         9/30
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation                                  1/23/85                                                Yes
  Fund(4)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                           5/17/07                                                Yes
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE STRATEGY SERIES, INC.                1/24/84                      Corporation        MN         3/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Equity Value Fund                                     5/14/84                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth                             1/24/01                                                Yes
  Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap Advantage Fund                              5/4/99                                                 Yes
---------------------------------------------------------------------------------------------------------------------------------




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 43

                                                                                                           FISCAL
                                                 DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                                         ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE TAX-EXEMPT INCOME SERIES,     12/21/78, 6/13/86(1)
  INC.(2)                                                                     Corporation       NV/MN       11/30
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                                5/7/79                                                 Yes
  Fund(4)
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE TAX-EXEMPT MONEY MARKET        2/29/80, 6/13/86(1)
  SERIES, INC.(2)                                                             Corporation       NV/MN       12/31
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                               8/5/80                                                 Yes
  Fund(4)
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE TAX-EXEMPT SERIES, INC.        9/30/76, 6/13/86(1)                Corporation       NV/MN       11/30
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                              11/13/96                                                Yes
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond Fund                                 11/24/76                                                Yes
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE SERIES TRUST(12)             9/07                      Business Trust       MA         12/31
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                      5/1/08                                                 Yes
  Portfolios -- Aggressive
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                      5/1/08                                                 Yes
  Portfolios -- Conservative
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                      5/1/08                                                 Yes
  Portfolios -- Moderate
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                      5/1/08                                                 Yes
  Portfolios -- Moderately Aggressive
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                      5/1/08                                                 Yes
  Portfolios -- Moderately Conservative
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Variable                                     5/1/06                                                 Yes
  Portfolio -- Fundamental Value
  Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Variable                                     2/4/04                                                 Yes
  Portfolio -- Select Value Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Variable                                     8/14/01                                                Yes
  Portfolio -- Small Cap Value Fund(11)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                              4/30/86                                                Yes
  Portfolio -- Balanced Fund(4)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Cash                           10/31/81                                                Yes
  Management Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Core                            9/10/04                                                Yes
  Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                             10/13/81                                                Yes
  Portfolio -- Diversified Bond Fund(3)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                              9/15/99                                                Yes
  Portfolio -- Diversified Equity Income
  Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                             10/13/81                                                Yes
  Portfolio -- Dynamic Equity
  Fund(5),(14)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                              5/1/96                                                  No
  Portfolio -- Global Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                              9/13/04                                                 No
  Portfolio -- Global Inflation
  Protected Securities Fund(13)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- High                            5/1/96                                                 Yes
  Yield Bond Fund(3)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                              6/1/04                                                 Yes
  Portfolio -- Income Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Mid                             5/2/05                                                 Yes
  Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Mid                             5/1/01                                                 Yes
  Cap Growth Fund(4)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- S&P                             5/1/00                                                 Yes
  500 Index Fund
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Short                           9/15/99                                                Yes
  Duration U.S. Government Fund(3)
---------------------------------------------------------------------------------------------------------------------------------
Seligman Variable Portfolio -- Growth                             9/15/99                                                Yes
  Fund(14)
---------------------------------------------------------------------------------------------------------------------------------
Seligman Variable Portfolio -- Larger-                            02/4/04                                                Yes
  Cap Value Fund(14)
---------------------------------------------------------------------------------------------------------------------------------
Seligman Variable Portfolio -- Smaller-                           9/15/99                                                Yes
  Cap Value Fund(14)
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle Variable                                             5/1/00                                                 Yes
  Portfolio -- Emerging Markets
  Fund(4),(5),(11)
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle Variable Portfolio --                                1/13/92                                                Yes
  International Opportunity
  Fund(4),(5),(11)
---------------------------------------------------------------------------------------------------------------------------------



      * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 44

     ** If a non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from non-diversified to diversified. A diversified fund may convert to non-diversified status only with shareholder approval.

    (1) Date merged into a Minnesota corporation incorporated on April 7, 1986.

    (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc. changed its name to RiverSource Tax-Exempt Money Market Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

    (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio -- Bond Fund changed its name to Variable Portfolio -- Diversified Bond Fund, Variable Portfolio -- Extra Income Fund changed its name to Variable Portfolio -- High Yield Bond Fund and Variable Portfolio -- Federal Income Fund changed its name to Variable Portfolio -- Short Duration U.S. Government Fund.

    (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax- Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio -- Equity Select Fund changed its name to Variable Portfolio -- Mid Cap Growth Fund, Variable Portfolio -- Threadneedle Emerging Markets Fund changed its name to Variable Portfolio -- Emerging Markets Fund, Variable
        Portfolio -- Threadneedle International Fund changed its name to Variable Portfolio -- International Opportunity Fund, and Variable Portfolio -- Managed Fund changed its name to Variable
        Portfolio -- Balanced Fund.

    (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio -- Capital Resource Fund changed its name to Variable Portfolio -- Large Cap Equity Fund, Variable Portfolio -- Emerging Markets Fund changed its name to Variable Portfolio -- Threadneedle Emerging Markets Fund and Variable Portfolio -- International Fund changed its name to Variable Portfolio -- Threadneedle International Fund.

    (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

    (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

    (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

    (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

   (10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

   (11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Aggressive Growth Fund changed its name to RiverSource Partners Aggressive Growth Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Select Value Fund changed its name to RiverSource Partners Select Value Fund; RiverSource Small Cap Equity Fund changed its name to RiverSource Partners Small Cap Equity Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Small Cap Growth Fund changed its name to RiverSource Partners Small Cap Growth Fund; RiverSource Variable Portfolio -- Fundamental Value Fund changed its name to RiverSource Partners Variable
        Portfolio -- Fundamental Value Fund; RiverSource Variable
        Portfolio -- Select Value Fund changed its name to RiverSource Partners Variable Portfolio -- Select Value Fund; and RiverSource Variable Portfolio -- Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio -- Small Cap Value Fund.

   (12) Prior to January 2008, the assets in the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

   (13) Effective June 8, 2005, Variable Portfolio -- Inflation Protected Securities Fund changed its name to Variable Portfolio -- Global Inflation Protected Securities Fund.


   (14) Effective May 1, 2009, RiverSource Variable Portfolio -- Growth Fund changed its name to Seligman Variable Portfolio -- Growth Fund; RiverSource Variable Portfolio -- Large Cap Equity Fund changed its name to RiverSource Variable Portfolio -- Dynamic Equity Fund; RiverSource Variable Portfolio -- Large Cap Value Fund changed its name to Seligman Variable Portfolio -- Larger-Cap Value Fund; and RiverSource Variable Portfolio -- Small Cap Advantage Fund changed its name to Seligman Variable Portfolio -- Smaller-Cap Value Fund.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 45

BOARD MEMBERS AND OFFICERS


Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. The RiverSource Family of Funds each member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman Funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.



                             TABLE 8. BOARD MEMBERS


INDEPENDENT BOARD MEMBERS



                  POSITION
                    HELD
                 WITH FUNDS
                     AND
 NAME, ADDRESS,   LENGTH OF      PRINCIPAL OCCUPATION          OTHER         COMMITTEE
      AGE          SERVICE      DURING PAST FIVE YEARS     DIRECTORSHIPS    MEMBERSHIPS
---------------------------------------------------------------------------------------
Kathleen Blatz   Board       Chief Justice, Minnesota     None             Board
901 S.           member      Supreme Court, 1998-2006;                     Governance,
Marquette Ave.   since 2006  Attorney                                      Compliance,
Minneapolis, MN                                                            Investment
55402                                                                      Review,
Age 54                                                                     Joint Audit
---------------------------------------------------------------------------------------
Arne H. Carlson  Board       Chair, RiverSource Family    None             Board
901 S.           member      of Funds, 1999-2006; former                   Governance,
Marquette Ave.   since 1999  Governor of Minnesota                         Compliance,
Minneapolis, MN                                                            Contracts,
55402                                                                      Executive,
Age 74                                                                     Investment
                                                                           Review
---------------------------------------------------------------------------------------
Pamela G.        Board       President, Springboard-      None             Distribu-
Carlton          member      Partners in Cross Cultural                    tion,
901 S.           since 2007  Leadership (consulting                        Investment
Marquette Ave.               company)                                      Review,
Minneapolis, MN                                                            Joint Audit
55402
Age 54
---------------------------------------------------------------------------------------
Patricia M.      Board       Trustee Professor of         None             Board
Flynn            member      Economics and Management,                     Governance,
901 S.           since 2004  Bentley College; former                       Contracts,
Marquette Ave.               Dean, McCallum Graduate                       Investment
Minneapolis, MN              School of Business, Bentley                   Review
55402                        University
Age 58
---------------------------------------------------------------------------------------
Anne P. Jones    Board       Attorney and Consultant      None             Board
901 S.           member                                                    Governance,
Marquette Ave.   since 1985                                                Compliance,
Minneapolis, MN                                                            Executive,
55402                                                                      Investment
Age 74                                                                     Review,
                                                                           Joint Audit
---------------------------------------------------------------------------------------
Jeffrey          Board       Former Managing Director,    American         Distribu-
Laikind, CFA     member      Shikiar Asset Management     Progressive      tion,
901 S.           since 2005                               Insurance        Executive,
Marquette Ave.                                                             Investment
Minneapolis, MN                                                            Review,
55402                                                                      Joint Audit
Age 73
---------------------------------------------------------------------------------------
Stephen R.       Chair of    President Emeritus and       Valmont          Board
Lewis, Jr.       the Board   Professor of Economics,      Industries,      Governance,
901 S.           since       Carleton College             Inc.             Compliance,
Marquette Ave.   2007,                                    (manufactures    Contracts,
Minneapolis, MN  Board                                    irrigation       Executive,
55402            member                                   systems)         Investment
Age 70           since 2002                                                Review
---------------------------------------------------------------------------------------
John F. Maher    Board       Retired President and Chief  None             Distribu-
901 S.           member      Executive Officer and                         tion,
Marquette Ave.   since 2008  former Director, Great                        Investment
Minneapolis, MN              Western Financial                             Review,
55402                        Corporation (financial                        Joint Audit
Age 65                       services), 1986-1997
---------------------------------------------------------------------------------------
Catherine James  Board       Director, Enterprise Asset   None             Board
Paglia           member      Management, Inc. (private                     Governance,
901 S.           since 2004  real estate and asset                         Compliance,
Marquette Ave.               management company)                           Contracts,
Minneapolis, MN                                                            Executive,
55402                                                                      Investment
Age 56                                                                     Review
---------------------------------------------------------------------------------------




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 46

                  POSITION
                    HELD
                 WITH FUNDS
                     AND
 NAME, ADDRESS,   LENGTH OF      PRINCIPAL OCCUPATION          OTHER         COMMITTEE
      AGE          SERVICE      DURING PAST FIVE YEARS     DIRECTORSHIPS    MEMBERSHIPS
---------------------------------------------------------------------------------------
Leroy C. Richie  Board       Counsel, Lewis & Munday,     Digital Ally,    Contracts,
901 S.           member      P.C. since 1987; Vice        Inc. (digital    Distribu-
Marquette Ave.   since 2008  President and General        imaging);        tion,
Minneapolis, MN              Counsel, Automotive Legal    Infinity, Inc.   Investment
55402                        Affairs, Chrysler            (oil and gas     Review
Age 66                       Corporation, 1990-1997       exploration and
                                                          production);
                                                          OGE Energy
                                                          Corp. (energy
                                                          and energy
                                                          services)
---------------------------------------------------------------------------------------
Alison Taunton-  Board       Chief Executive Officer and  Idera            Contracts,
Rigby            member      Director, RiboNovix, Inc.    Pharmaceuti-     Distribu-
901 S.           since 2002  since 2003 (biotechnology);  cals, Inc.       tion,
Marquette Ave.               former President, Forester   (biotechnol-     Executive,
Minneapolis, MN              Biotech                      ogy);            Investment
55402                                                     Healthways,      Review
Age 65                                                    Inc.  (health
                                                          management
                                                          programs)
=======================================================================================





BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*



                                    POSITION
                                      HELD
                                   WITH FUNDS
                                       AND                                    OTHER
                                    LENGTH OF     PRINCIPAL OCCUPATION      DIRECTOR-    COMMITTEE
        NAME, ADDRESS, AGE           SERVICE     DURING PAST FIVE YEARS       SHIPS     MEMBERSHIPS
---------------------------------------------------------------------------------------------------
William F. Truscott                Board       President - U.S. Asset      None         None
53600 Ameriprise Financial Center  member      Management and Chief
Minneapolis, MN 55474              since       Investment Officer,
Age 48                             2001, Vice  Ameriprise Financial, Inc.
                                   President   since 2005; President,
                                   since 2002  Chairman of the Board and
                                               Chief Investment Officer,
                                               RiverSource Investments,
                                               LLC since 2001; Director,
                                               President and Chief
                                               Executive Officer,
                                               Ameriprise Certificate
                                               Company since 2006;
                                               Chairman of the Board and
                                               Chief Executive Officer,
                                               RiverSource Distributors,
                                               Inc. since 2006 and of
                                               RiverSource Fund
                                               Distributors, Inc. since
                                               2008; Senior Vice
                                               President - Chief
                                               Investment Officer,
                                               Ameriprise Financial,
                                               Inc., 2001-2005
===================================================================================================






  * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 47

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:


                             TABLE 9. FUND OFFICERS




                                       POSITION HELD
                                      WITH FUNDS AND
                                         LENGTH OF                   PRINCIPAL OCCUPATION
         NAME, ADDRESS, AGE               SERVICE                   DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------
Patrick T. Bannigan                  President since    Director and Senior Vice President - Asset
172 Ameriprise Financial Center      2006               Management, Products and Marketing,
Minneapolis, MN 55474                                   RiverSource Investments, LLC and Director and
Age 43                                                  Vice President - Asset Management, Products
                                                        and Marketing, RiverSource Distributors, Inc.
                                                        since 2006 and of RiverSource Fund
                                                        Distributors, Inc. since 2008; Managing
                                                        Director and Global Head of Product, Morgan
                                                        Stanley Investment Management, 2004-2006;
                                                        President, Touchstone Investments, 2002-2004
-----------------------------------------------------------------------------------------------------
Michelle M. Keeley                   Vice President     Executive Vice President - Equity and Fixed
172 Ameriprise Financial Center      since 2004         Income, Ameriprise Financial, Inc. and
Minneapolis, MN 55474                                   RiverSource Investments, LLC since 2006; Vice
Age 45                                                  President - Investments, Ameriprise
                                                        Certificate Company since 2003; Senior Vice
                                                        President - Fixed Income, Ameriprise
                                                        Financial, Inc. 2002-2006 and RiverSource
                                                        Investments, LLC, 2004-2006
-----------------------------------------------------------------------------------------------------
Amy K. Johnson                       Vice President     Chief Administrative Officer, RiverSource
5228 Ameriprise Financial Center     since 2006         Investments, LLC since 2009; Vice
Minneapolis, MN 55474                                   President - Asset Management and Trust
Age 43                                                  Company Services, RiverSource Investments,
                                                        LLC, 2006-2009; Vice President - Operations
                                                        and Compliance, RiverSource Investments, LLC,
                                                        2004-2006; Director of Product
                                                        Development - Mutual Funds, Ameriprise
                                                        Financial, Inc., 2001-2004
-----------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer since    Vice President - Investment Accounting,
105 Ameriprise Financial Center      2002               Ameriprise Financial, Inc. since 2002; Chief
Minneapolis, MN 55474                                   Financial Officer, RiverSource Distributors,
Age 53                                                  Inc. since 2006
-----------------------------------------------------------------------------------------------------
Scott R. Plummer                     Vice President,    Vice President and Chief Counsel - Asset
5228 Ameriprise Financial Center     General            Management, Ameriprise Financial, Inc. since
Minneapolis, MN 55474                Counsel and        2005; Chief Counsel, RiverSource
Age 49                               Secretary          Distributors, Inc. and Chief Legal Officer
                                     since 2006         and Assistant Secretary, RiverSource
                                                        Investments, LLC since 2006; Chief Counsel,
                                                        RiverSource Fund Distributors, Inc. since
                                                        2008; Vice President, General Counsel and
                                                        Secretary, Ameriprise Certificate Company
                                                        since 2005; Vice President - Asset Management
                                                        Compliance, Ameriprise Financial, Inc., 2004-
                                                        2005; Senior Vice President and Chief
                                                        Compliance Officer, USBancorp Asset
                                                        Management, 2002-2004
-----------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland                Chief Compliance   Chief Compliance Officer, RiverSource
100 Park Avenue                      Officer            Investments, LLC Kenwood Capital Management
New York, NY 10017                   since 2009         LLC, Ameriprise Certificate Company,
Age 58                                                  RiverSource Service Corporation and Seligman
                                                        Data Corp. since 2009; Chief Compliance
                                                        Officer for each of the Seligman funds since
                                                        2004 and all funds in the RiverSource Family
                                                        of Funds since 2009; Anti Money Laundering
                                                        Prevention Officer and Identity Theft
                                                        Prevention Officer for each of the Seligman
                                                        funds since 2008; Managing Director, J. & W.
                                                        Seligman & Co. Incorporated and Vice-
                                                        President for each of the funds, 2004-2008.
-----------------------------------------------------------------------------------------------------
Neysa M. Alecu                       Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise Financial Center     Prevention         Officer, Ameriprise Financial, Inc. since
Minneapolis, MN 55474                Officer            2004; Manager Anti-Money Laundering,
Age 45                               since 2004         Ameriprise Financial, Inc., 2003-2004;
                                                        Compliance Director and Bank Secrecy Act
                                                        Officer, American Express Centurion Bank,
                                                        2000-2003
-----------------------------------------------------------------------------------------------------






RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 48

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee held 5 meetings during the last fiscal year.



COMPLIANCE COMMITTEE -- Supports the Funds' maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent Board members on a regular basis to discuss compliance matters. The committee held 5 meetings during the last fiscal year.



CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The committee held 6 meetings during the last fiscal year.



DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate. The committee held 3 meetings during the last fiscal year.



EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board. The committee held 3 meetings during the last fiscal year.



INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 5 meetings during the last fiscal year.



JOINT AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The Committee held 5 meetings during the last fiscal year.


BOARD MEMBER HOLDINGS


The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2008 of all funds overseen by the Board members. All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no Board member owns any shares of Variable Portfolio funds.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 49

                  TABLE 10. BOARD MEMBER HOLDINGS -- ALL FUNDS



Based on net asset values as of Dec. 31, 2008:



                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL
BOARD MEMBER                                                 FUNDS OVERSEEN BY BOARD MEMBER
-------------------------------------------------------------------------------------------------------
Kathleen Blatz                                                       Over $100,000
-------------------------------------------------------------------------------------------------------
Arne H. Carlson                                                      Over $100,000
-------------------------------------------------------------------------------------------------------
Pamela G. Carlton                                                  $50,000 - $100,000
-------------------------------------------------------------------------------------------------------
Patricia M. Flynn                                                    Over $100,000*
-------------------------------------------------------------------------------------------------------
Anne P. Jones                                                        Over $100,000
-------------------------------------------------------------------------------------------------------
Jeffrey Laikind                                                      Over $100,000
-------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                                Over $100,000*
-------------------------------------------------------------------------------------------------------
John F. Maher                                                       Over $100, 000*
Catherine James Paglia                                               Over $100,000*
-------------------------------------------------------------------------------------------------------
Leroy C. Richie                                                      Over $100,000
-------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                 Over $100,000
-------------------------------------------------------------------------------------------------------
William F. Truscott                                                  Over $100,000
=======================================================================================================





     * Includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

COMPENSATION OF BOARD MEMBERS


TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the RiverSource funds in the fiscal period ended Dec. 31, 2008.



                TABLE 11. BOARD MEMBER COMPENSATION -- ALL FUNDS



                                                          TOTAL CASH COMPENSATION FROM RIVERSOURCE FUNDS
BOARD MEMBER(A)                                                        PAID TO BOARD MEMBER
--------------------------------------------------------------------------------------------------------
Kathleen Blatz                                                               $177,500
--------------------------------------------------------------------------------------------------------
Arne H. Carlson                                                               180,000
--------------------------------------------------------------------------------------------------------
Pamela G. Carlton                                                             165,000
--------------------------------------------------------------------------------------------------------
Patricia M. Flynn                                                             167,500(b)
--------------------------------------------------------------------------------------------------------
Anne P. Jones                                                                 177,500
--------------------------------------------------------------------------------------------------------
Jeffrey Laikind                                                               165,000
--------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                                         400,000(b)
--------------------------------------------------------------------------------------------------------
John F. Maher                                                                  12,917(c)
--------------------------------------------------------------------------------------------------------
Catherine James Paglia                                                        170,000(b)
--------------------------------------------------------------------------------------------------------
Leroy C. Richie                                                                30,833
--------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                          167,500
========================================================================================================





   (a) Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board.


   (b) Ms. Flynn, Mr. Lewis and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $82,208, $60,000 and $166,667, respectively. Additional information regarding the deferred compensation plan is described below.



   (c) The total compensation shown for Mr. Maher through Dec. 31, 2008 is for both RiverSource and Seligman funds, however the portion he elected to defer, in the amount of $1,292, was for Seligman funds only.


The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 50
counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2008, independent Board members will be paid an annual retainer of $95,000. Committee and subcommittee Chairs will each receive an additional annual retainer of $5,000. In addition, independent Board members will be paid the following fees for attending Board and committee meetings:
$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. In 2008, the Board's Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.


COMPENSATION FROM EACH FUND. Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Fund-of-Funds invests.




CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

RiverSource Life Insurance Company (RiverSource Life) and its subsidiaries are the record holders of all outstanding shares of the funds. All shares were purchased and are held by RiverSource Life and its subsidiaries pursuant to instructions from owners of variable annuity and variable life insurance contracts issued by RiverSource Life and its subsidiaries. Accordingly, RiverSource Life disclaimed beneficial ownership of all shares of the funds.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS


In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendant's motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.


In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 51
distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.


On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J.&W. Seligman & Co., Inc. ("Seligman"). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the "Seligman Funds"); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York ("NYAG"). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., (which is now known as RiverSource Fund Distributors, Inc.) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.



In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 52

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements contained in the funds' Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 53

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

    - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

    - Nature of and provisions of the obligation.

    - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                 Page A-1

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                 Page A-2

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                 Page A-3

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                 Page A-4

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                 Page A-5

                                                                      APPENDIX B



                                 SELIGMAN FUNDS





SELIGMAN CAPITAL FUND, INC.
SELIGMAN CASH MANAGEMENT FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND,
  INC.
SELIGMAN CORE FIXED INCOME FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
  Seligman Emerging Markets Fund
  Seligman Global Smaller Companies Fund
  Seligman Global Growth Fund
  Seligman Global Technology Fund
  Seligman International Growth Fund
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
  Seligman U.S. Government Securities Fund
  Seligman High-Yield Fund
SELIGMAN INCOME AND GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
  Seligman LaSalle Global Real Estate Fund
  Seligman LaSalle Monthly Dividend Real
     Estate Fund
SELIGMAN MUNICIPAL FUND SERIES, INC.
  Seligman National Municipal Class
  Seligman Colorado Municipal Class
  Seligman Georgia Municipal Class
  Seligman Louisiana Municipal Class
  Seligman Maryland Municipal Class
  Seligman Massachusetts Municipal Class
  Seligman Michigan Municipal Class
  Seligman Minnesota Municipal Class
  Seligman Missouri Municipal Class
  Seligman New York Municipal Class
  Seligman Ohio Municipal Class
  Seligman Oregon Municipal Class
  Seligman South Carolina Municipal Class
SELIGMAN MUNICIPAL SERIES TRUST
  Seligman California Municipal High Yield
     Series
  Seligman California Municipal Quality Series
  Seligman Florida Municipal Series
  Seligman North Carolina Municipal Series
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
SELIGMAN PORTFOLIOS, INC.
  Seligman Capital Portfolio
  Seligman Cash Management Portfolio
  Seligman Common Stock Portfolio
  Seligman Communications and Information
     Portfolio
  Seligman Global Technology Portfolio
  Seligman International Growth Portfolio
  Seligman Investment Grade Fixed Income
     Portfolio
  Seligman Large-Cap Value Portfolio
  Seligman Smaller-Cap Value Portfolio
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
  Seligman TargETFund 2045
  Seligman TargETFund 2035
  Seligman TargETFund 2025
  Seligman TargETFund 2015
  Seligman TargETFund Core
SELIGMAN ASSET ALLOCATION SERIES, INC.
  Seligman Asset Allocation Aggressive Growth
     Fund
  Seligman Asset Allocation Balanced Fund
  Seligman Asset Allocation Growth Fund
  Seligman Asset Allocation Moderate Growth
     Fund
SELIGMAN VALUE FUND SERIES, INC.
  Seligman Large-Cap Value Fund
  Seligman Smaller-Cap Value Fund
SELIGMAN LASALLE INTERNATIONAL REAL ESTATE
  FUND, INC.
TRI-CONTINENTAL CORPORATION





                                                              S-6521-20 C (5/09)




RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                 Page B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2009



RIVERSOURCE VARIABLE SERIES TRUST

  RiverSource Partners Variable Portfolio - Fundamental Value Fund

  RiverSource Partners Variable Portfolio - Select Value Fund

  RiverSource Partners Variable Portfolio - Small Cap Value Fund

  RiverSource Variable Portfolio - Balanced Fund

  RiverSource Variable Portfolio - Cash Management Fund

  RiverSource Variable Portfolio - Core Equity Fund*

  RiverSource Variable Portfolio - Diversified Bond Fund

  RiverSource Variable Portfolio - Diversified Equity Income Fund

  RiverSource Variable Portfolio - Dynamic Equity Fund

  RiverSource Variable Portfolio - Global Bond Fund

  RiverSource Variable Portfolio - Global Inflation Protected Securities Fund

  RiverSource Variable Portfolio - High Yield Bond Fund

  RiverSource Variable Portfolio - Income Opportunities Fund

  RiverSource Variable Portfolio - Mid Cap Growth Fund

  RiverSource Variable Portfolio - Mid Cap Value Fund

  RiverSource Variable Portfolio - S&P 500 Index Fund

  RiverSource Variable Portfolio - Short Duration U.S. Government Fund

  Seligman Variable Portfolio - Growth Fund

  Seligman Variable Portfolio - Larger-Cap Value Fund

  Seligman Variable Portfolio - Smaller-Cap Value Fund

  Threadneedle Variable Portfolio - Emerging Markets Fund

  Threadneedle Variable Portfolio - International Opportunity Fund


--------



*    This Fund is closed to new investors.


This is the Statement of Additional Information ("SAI") for each of the funds listed above. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus dated May 1, 2009.


Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to Shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit riversource.com/funds.


Each fund is governed by a Board of Trustees (the "Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following page.

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies.............................     p. 5
Investment Strategies and Types of Investments.................................     p. 7
Information Regarding Risks and Investment Strategies..........................     p. 9
Securities Transactions........................................................    p. 32
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager...    p. 38
Valuing Fund Shares............................................................    p. 39
Portfolio Holdings Disclosure..................................................    p. 41
Proxy Voting...................................................................    p. 42
Selling Shares.................................................................    p. 44
Capital Loss Carryover.........................................................    p. 45
Taxes..........................................................................    p. 45
Service Providers..............................................................    p. 47
     Investment Management Services............................................    p. 47
     Administrative Services...................................................    p. 65
     Transfer Agency Services..................................................    p. 66
     Distribution Services.....................................................    p. 66
     Plan and Agreement of Distribution........................................    p. 66
     Custodian Services........................................................    p. 67
     Board Services Corporation................................................    p. 68
Organizational Information.....................................................    p. 68
Board Members and Officers.....................................................    p. 73
Control Persons and Principal Holders of Securities............................    p. 79
Information Regarding Pending and Settled Legal Proceedings....................    p. 79
Independent Registered Public Accounting Firm..................................    p. 80
Appendix A: Description of Ratings.............................................   p. A-1
Appendix B: Additional Information About S&P 500 Index.........................   p. B-1
Appendix C: Seligman Funds.....................................................   p. C-1



LIST OF TABLES


1.   Fund Fiscal Year Ends and Investment Categories.............................    p. 4
2.   Fundamental Policies........................................................    p. 5
3.   Investment Strategies and Types of Investments..............................    p. 7
4.   Total Brokerage Commissions.................................................   p. 34
5.   Brokerage Directed for Research and Turnover Rates..........................   p. 35
6.   Securities of Regular Brokers or Dealers....................................   p. 36
7.   Brokerage Commissions Paid to Investment Manager or Affiliates..............   p. 38
8.   Valuing Fund Shares.........................................................   p. 39
9.   Capital Loss Carryover......................................................   p. 45
10.  Investment Management Services Agreement Fee Schedule.......................   p. 47
11.  PIA Indexes.................................................................   p. 51
12.  Performance Incentive Adjustment Calculation................................   p. 51
13.  Management Fees and Nonadvisory Expenses....................................   p. 52
14.  Subadvisers and Subadvisory Agreement Fee Schedules.........................   p. 54
15.  Subadvisory Fees............................................................   p. 55
16.  Portfolio Managers..........................................................   p. 56
17.  Administrative Services Agreement Fee Schedule..............................   p. 65
18.  Administrative Fees.........................................................   p. 65
19.  12b-1 Fees..................................................................   p. 67
20.  Fund History Table for RiverSource Funds....................................   p. 69
21.  Board Members...............................................................   p. 73
22.  Fund Officers...............................................................   p. 74
23.  Board Member Holdings -- All Funds..........................................   p. 76
24.  Board Member Compensation -- All Funds......................................   p. 77
25.  Board Member Compensation -- Individual Funds...............................   p. 78





RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 2

Throughout this SAI, the funds are referred to as follows:

RiverSource Partners Variable Portfolio - Fundamental Value Fund (Fundamental Value)
RiverSource Partners Variable Portfolio - Select Value Fund (Select Value) RiverSource Partners Variable Portfolio - Small Cap Value Fund (Small Cap Value) RiverSource Variable Portfolio - Balanced Fund (Balanced)
RiverSource Variable Portfolio - Cash Management Fund (Cash Management) RiverSource Variable Portfolio - Core Equity Fund (Core Equity)
RiverSource Variable Portfolio - Diversified Bond Fund (Diversified Bond) RiverSource Variable Portfolio - Diversified Equity Income Fund (Diversified Equity Income)
RiverSource Variable Portfolio - Dynamic Equity Fund (Dynamic Equity) RiverSource Variable Portfolio - Global Bond Fund (Global Bond)
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Global Inflation Protected Securities)
RiverSource Variable Portfolio - High Yield Bond Fund (High Yield Bond) RiverSource Variable Portfolio - Income Opportunities Fund (Income Opportunities)
RiverSource Variable Portfolio - Mid Cap Growth Fund (Mid Cap Growth) RiverSource Variable Portfolio - Mid Cap Value Fund (Mid Cap Value)
RiverSource Variable Portfolio - S&P 500 Index Fund (S&P 500 Index)
RiverSource Variable Portfolio - Short Duration U.S. Government Fund (Short Duration U.S. Government)
Seligman Variable Portfolio - Growth Fund (Growth)
Seligman Variable Portfolio - Larger-Cap Value Fund (Larger-Cap Value)
Seligman Variable Portfolio - Smaller-Cap Value Fund (Smaller-Cap Value) Threadneedle Variable Portfolio - Emerging Markets Fund (Emerging Markets) Threadneedle Variable Portfolio - International Opportunity Fund (International Opportunity)




RIVERSOURCE FAMILY OF FUNDS


The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Seligman Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation portfolios (the "funds") and the portfolios of Seligman Portfolios, Inc. share the same Board of Directors/Trustees and are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies. The RiverSource Family of Funds also includes mutual funds available for direct investment.



Please reference Appendix C for a complete list of Seligman funds.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 3

The table that follows lists each fund's fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.

            TABLE 1. FUND FISCAL YEAR ENDS AND INVESTMENT CATEGORIES


FUND*                                                      FISCAL YEAR END   FUND INVESTMENT CATEGORY
--------------------------------------------------------------------------------------------------------
Balanced                                                     December 31           Balanced
--------------------------------------------------------------------------------------------------------
Cash Management                                              December 31           Money market
--------------------------------------------------------------------------------------------------------
Core Equity                                                  December 31           Equity
--------------------------------------------------------------------------------------------------------
Diversified Bond                                             December 31           Fixed Income
--------------------------------------------------------------------------------------------------------
Diversified Equity Income                                    December 31           Equity
--------------------------------------------------------------------------------------------------------
Dynamic Equity                                               December 31           Equity
--------------------------------------------------------------------------------------------------------
Emerging Markets                                             December 31           Equity
--------------------------------------------------------------------------------------------------------
Fundamental Value                                            December 31           Equity
--------------------------------------------------------------------------------------------------------
Global Bond                                                  December 31           Fixed Income
--------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities                        December 31           Fixed Income
--------------------------------------------------------------------------------------------------------
Growth                                                       December 31           Equity
--------------------------------------------------------------------------------------------------------
High Yield Bond                                              December 31           Fixed Income
--------------------------------------------------------------------------------------------------------
Income Opportunities                                         December 31           Fixed Income
--------------------------------------------------------------------------------------------------------
International Opportunity                                    December 31           Equity
--------------------------------------------------------------------------------------------------------
Larger-Cap Value                                             December 31           Equity
--------------------------------------------------------------------------------------------------------
Mid Cap Growth                                               December 31           Equity
--------------------------------------------------------------------------------------------------------
Mid Cap Value                                                December 31           Equity
--------------------------------------------------------------------------------------------------------
S&P 500 Index                                                December 31           Equity
--------------------------------------------------------------------------------------------------------
Select Value                                                 December 31           Equity
--------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                               December 31           Fixed Income
--------------------------------------------------------------------------------------------------------
Small Cap Value                                              December 31           Equity
--------------------------------------------------------------------------------------------------------
Smaller-Cap Value                                            December 31           Equity
--------------------------------------------------------------------------------------------------------



* All funds, except Core Equity, changed fiscal year ends in 2006 from Aug. 31, to Dec. 31. For 2006, the information shown for all funds other than Core Equity is for the period from Sept. 1, 2006 through Dec. 31, 2006, unless otherwise noted. For years prior to 2006, the fiscal period ended Aug. 31.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 4

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND, THE FUND WILL NOT:

    - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

    - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

    - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

    - Issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

FOR EACH FUND EXCEPT CASH MANAGEMENT, THE FUND WILL NOT:

    - Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

ADDITIONALLY FOR CASH MANAGEMENT, THE FUND WILL NOT:

    - Buy on margin or sell short or deal in options to buy or sell securities.

    - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

    - Intentionally invest more than 25% of the fund's assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

In addition to the policies described above and any fundamental policies described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                          TABLE 2. FUNDAMENTAL POLICIES

The fund will not:

                                                        A             B                C                  D
                                                   Buy or sell   Buy or sell     Buy more than    Invest more than
FUND                                               real estate   commodities   10% of an issuer    5% in an issuer
------------------------------------------------------------------------------------------------------------------
Balanced                                                A1            B1              C1                 D1

------------------------------------------------------------------------------------------------------------------
Cash Management                                         A2            --              C1                 D1
------------------------------------------------------------------------------------------------------------------
Core Equity                                             A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Diversified Bond                                        A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                               A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Dynamic Equity                                          A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 5

                                                        A             B                C                  D
                                                   Buy or sell   Buy or sell     Buy more than    Invest more than
FUND                                               real estate   commodities   10% of an issuer    5% in an issuer
------------------------------------------------------------------------------------------------------------------
Emerging Markets                                        A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Fundamental Value                                       A1            B2              C1                 D1
------------------------------------------------------------------------------------------------------------------
Global Bond                                             A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities                   A1            B1              --                 --
------------------------------------------------------------------------------------------------------------------
Growth                                                  A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
High Yield Bond                                         A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Income Opportunities                                    A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
International Opportunity                               A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Larger-Cap Value                                        A1            B2              C1                 D1
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                          A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                           A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                           A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Select Value                                            A1            B2              C1                 D1
------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                          A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------
Small Cap Value                                         A1            B2              C1                 D1
------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value                                       A1            B1              C1                 D1
------------------------------------------------------------------------------------------------------------------



A. BUY OR SELL REAL ESTATE
   A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

   A2 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES
   B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B2 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. BUY MORE THAN 10% OF AN ISSUER
   C1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

D. INVEST MORE THAN 5% IN AN ISSUER
   D1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
    - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 6

FOR CASH MANAGEMENT:
    - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

FOR ALL FUNDS EXCEPT CASH MANAGEMENT, EMERGING MARKETS, GLOBAL BOND, GLOBAL INFLATION PROTECTED SECURITIES, INTERNATIONAL OPPORTUNITY AND S&P 500 INDEX:
    - Up to 25% of the fund's net assets may be invested in foreign investments.



INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 3. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS



INVESTMENT STRATEGY                                      Balanced   Fixed Income   Equity   Money Market
--------------------------------------------------------------------------------------------------------
Agency and government securities                             -              -         -           -
--------------------------------------------------------------------------------------------------------
Borrowing                                                    -              -         -           -
--------------------------------------------------------------------------------------------------------
Cash/money market instruments                                -              -         -           -
--------------------------------------------------------------------------------------------------------
Collateralized bond obligations                              -              -         -          --
--------------------------------------------------------------------------------------------------------
Commercial paper                                             -              -         -           -
--------------------------------------------------------------------------------------------------------
Common stock                                                 -          -   A         -          --
--------------------------------------------------------------------------------------------------------
Convertible securities                                       -              -         -          --
--------------------------------------------------------------------------------------------------------
Corporate bonds                                              -              -         -           B
--------------------------------------------------------------------------------------------------------
Debt obligations                                             -              -         -           -
--------------------------------------------------------------------------------------------------------
Depositary receipts                                          -              C         -          --
--------------------------------------------------------------------------------------------------------
Derivative instruments (including options and futures)       -              -         -          --
--------------------------------------------------------------------------------------------------------
Exchange-traded funds                                        -              -         -          --
--------------------------------------------------------------------------------------------------------
Floating rate loans                                          -              -        --          --
--------------------------------------------------------------------------------------------------------
Foreign currency transactions                                -              -         -          --
--------------------------------------------------------------------------------------------------------
Foreign securities                                           -              -         -           -
--------------------------------------------------------------------------------------------------------
Funding agreements                                           -              -         -           -
--------------------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)                      -              -         -          --
--------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                           -              -         -           -
--------------------------------------------------------------------------------------------------------
Indexed securities                                           -              -         -          --
--------------------------------------------------------------------------------------------------------
Inflation protected securities                               -              -         -          --
--------------------------------------------------------------------------------------------------------
Inverse floaters                                             -              -         D          --
--------------------------------------------------------------------------------------------------------
Investment companies                                         -              -         -           -
--------------------------------------------------------------------------------------------------------
Lending of portfolio securities                              -              -         -           -
--------------------------------------------------------------------------------------------------------
Loan participations                                          -              -         -          --
--------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities                        -              -         E           -
--------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                                        -              -         F          --
--------------------------------------------------------------------------------------------------------
Municipal obligations                                        -              -         -          --
--------------------------------------------------------------------------------------------------------
Pay-in-kind securities                                       -              -         -          --
--------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 7

INVESTMENT STRATEGY                                      Balanced   Fixed Income   Equity   Money Market
--------------------------------------------------------------------------------------------------------
Preferred stock                                              -              G         -          --
--------------------------------------------------------------------------------------------------------
Real estate investment trusts                                -              -         -          --
--------------------------------------------------------------------------------------------------------
Repurchase agreements                                        -              -         -           -
--------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                                -              -         -           -
--------------------------------------------------------------------------------------------------------
Short sales                                                  H              H         H          --
--------------------------------------------------------------------------------------------------------
Sovereign debt                                               -              -         -           -
--------------------------------------------------------------------------------------------------------
Structured investments                                       -              -         -          --
--------------------------------------------------------------------------------------------------------
Swap agreements                                              -              -         -          --
--------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities                        -              -         -           -
--------------------------------------------------------------------------------------------------------
Warrants                                                     -              -         -          --
--------------------------------------------------------------------------------------------------------
When-issued securities and forward commitments               -              -         -          --
--------------------------------------------------------------------------------------------------------
Zero-coupon and step-coupon securities                       -              -         -           -
--------------------------------------------------------------------------------------------------------




A. The following funds are not authorized to invest in common stock: Short Duration U.S. Government.


B. While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.



C.    The following funds are not authorized to invest in depositary receipts:
      Short Duration U.S. Government.



D. The following funds are authorized to invest in inverse floaters: Dynamic Equity.



E. The following funds are not authorized to invest in mortgage- and asset-backed securities: S&P 500 Index and Small Cap Advantage.



F.    The following funds are authorized to invest in mortgage dollar rolls:
      Core Equity and Dynamic Equity.



G. The following funds are not authorized to invest in preferred stock: Short Duration U.S. Government.



H. The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 8

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                   Page 9

EXCHANGE-TRADED FUND (ETF) RISK. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the fund's expenses and similar expenses incurred through ownership of the ETF.

FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 10

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SHORT SALES RISK. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund's use of short sales in effect "leverages" the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


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TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association
(SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.


    * On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.


BORROWING
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


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Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Borrowing Risk and Inflation Risk.



CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the

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dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.


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All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be

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sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike rate) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.


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Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of

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a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such

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information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.


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This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

The funds may also invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.


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Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations.

The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.


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FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than

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are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected

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debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INITIAL PUBLIC OFFERINGS (IPOS)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate

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notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. Loans will be structured in a manner that will enable a fund to call the loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of

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POs. If prepayments of principal are greater than anticipated, an investor in
IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.


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Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.


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REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES
In short selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager's research and the management team's investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured

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investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular

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reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer's bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or "earmarking" will not limit the fund's exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 30
swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 31

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and RiverSource Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 32
manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


The investment manager has portfolio management teams in its Minneapolis, New York and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis, New York and Los Angeles, it operates in this structure subject to its duty to seek best execution.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 33

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services.

                      TABLE 4. TOTAL BROKERAGE COMMISSIONS


                                        TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------------
FUND                                                   2008         2007         2006*       2006**
-----------------------------------------------------------------------------------------------------------
Balanced                                           $ 1,121,735   $  912,635   $  366,880   $1,457,397
-----------------------------------------------------------------------------------------------------------
Cash Management                                              0            0            0            0
-----------------------------------------------------------------------------------------------------------
Core Equity                                            710,273      753,584      965,108          N/A
-----------------------------------------------------------------------------------------------------------
Diversified Bond                                       126,605      113,273       18,339       60,239
-----------------------------------------------------------------------------------------------------------
Diversified Equity Income                            2,994,258    2,052,277      427,522    1,474,715
-----------------------------------------------------------------------------------------------------------
Dynamic Equity                                       5,889,997    6,387,054    2,518,889    7,377,290
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                     4,969,369    3,753,339      768,369    2,696,840
-----------------------------------------------------------------------------------------------------------
Fundamental Value                                      519,727      257,751       68,624      111,005(a)
-----------------------------------------------------------------------------------------------------------
Global Bond                                             34,295       37,446        5,531       12,429
-----------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities                   13,433        9,306            0            0
-----------------------------------------------------------------------------------------------------------
Growth                                               2,182,611    2,264,159      705,156    2,681,012
-----------------------------------------------------------------------------------------------------------
High Yield Bond                                              0            0            0            0
-----------------------------------------------------------------------------------------------------------
Income Opportunities                                         0            0            0            0
-----------------------------------------------------------------------------------------------------------
International Opportunity                            1,304,080    2,579,729      537,511    2,616,958
-----------------------------------------------------------------------------------------------------------
Larger-Cap Value                                        24,071       19,008        6,413       17,873
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth                                       1,087,495    1,641,439      409,650      490,467
-----------------------------------------------------------------------------------------------------------
Mid Cap Value                                          410,260      462,435       99,155      196,797
-----------------------------------------------------------------------------------------------------------
S&P 500 Index                                           25,248        9,899        3,678       11,852
-----------------------------------------------------------------------------------------------------------
Select Value                                            41,852       46,356       54,499       22,567
-----------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                          19,489       22,532        4,437       16,686
-----------------------------------------------------------------------------------------------------------
Small Cap Value                                     2,216,055,    1,707,424      382,824    1,323,666
-----------------------------------------------------------------------------------------------------------
Smaller-Cap Value                                    1,129,041      886,355      589,282      937,151
-----------------------------------------------------------------------------------------------------------



     * In 2006, all funds except Core Equity changed fiscal year ends from Aug. 31 to Dec. 31. The information shown is for the partial reporting period from Sept. 1, 2006 through Dec. 31, 2006 for these funds. For Core Equity, the information shown is from Jan. 1, 2006 through Dec. 31, 2006.

    ** The information shown is prior to the change in fiscal year ends, for the fiscal period Sept. 1, 2005 through Aug. 31, 2006.

   (a) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 34

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes.

           TABLE 5. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES



-----------------------------------------------------------------------------------------------------------------
                                                      BROKERAGE DIRECTED FOR RESEARCH*
                                               ----------------------------------------------
                                                                        AMOUNT OF COMMISSIONS
                                               AMOUNT OF TRANSACTIONS      IMPUTED OR PAID        TURNOVER RATES
                                               ------------------------------------------------------------------
FUND                                                    2008                     2008           2008   2007
-----------------------------------------------------------------------------------------------------------------
Balanced                                            $174,023,151               $207,809          131%   118%
-----------------------------------------------------------------------------------------------------------------
Cash Management                                                0                      0          N/A    N/A
-----------------------------------------------------------------------------------------------------------------
Core Equity                                           64,198,604                 93,676          103     65
-----------------------------------------------------------------------------------------------------------------
Diversified Bond                                               0                      0          231    289
-----------------------------------------------------------------------------------------------------------------
Diversified Equity Income                            386,335,440                457,280           41     29
-----------------------------------------------------------------------------------------------------------------
Dynamic Equity                                       512,669,261                752,550          109     66
-----------------------------------------------------------------------------------------------------------------
Emerging Markets                                               0                      0          140    124
-----------------------------------------------------------------------------------------------------------------
Fundamental Value                                              0                      0           18     12
-----------------------------------------------------------------------------------------------------------------
Global Bond                                                    0                      0           62     69
-----------------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities                          0                      0           54     80
-----------------------------------------------------------------------------------------------------------------
Growth                                               183,891,450                275,936          150    116
-----------------------------------------------------------------------------------------------------------------
High Yield Bond                                                0                      0           58     84
-----------------------------------------------------------------------------------------------------------------
Income Opportunities                                           0                      0           76     98
-----------------------------------------------------------------------------------------------------------------
International Opportunity                                      0                      0           61     94
-----------------------------------------------------------------------------------------------------------------
Larger-Cap Value                                       1,758,402                  2,317           75     39
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                       132,339,370                205,091           70     93
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value                                         36,428,588                 47,121           47     77
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  0                      0            4      4
-----------------------------------------------------------------------------------------------------------------
Select Value                                           3,411,677                  4,252           96     93
-----------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                 0                      0          314    213
-----------------------------------------------------------------------------------------------------------------
Small Cap Value                                       32,775,361                213,924           76     58
-----------------------------------------------------------------------------------------------------------------
Smaller-Cap Value                                              0                      0          269    150
-----------------------------------------------------------------------------------------------------------------





     * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 35

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below.

                TABLE 6. SECURITIES OF REGULAR BROKERS OR DEALERS



                                                                                       VALUE OF SECURITIES OWNED AT
FUND                                                       ISSUER                          END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------
Balanced                               Bear Stearns Adjustable Rate Mortgage Trust              $ 1,045,213
                                       ----------------------------------------------------------------------------
                                       Bear Stearns Commercial Mtge Securities                    2,433,798
                                       ----------------------------------------------------------------------------
                                       ChaseFlex Trust                                            1,573,607
                                       ----------------------------------------------------------------------------
                                       Citigroup                                                  4,687,780
                                       ----------------------------------------------------------------------------
                                       Citigroup Commercial Mtge Trust                              509,493
                                       ----------------------------------------------------------------------------
                                       Citigroup/Deutsche Bank Commercial Mtge Trust                618,669
                                       ----------------------------------------------------------------------------
                                       Credit Suisse Mortgage Capital Ctfs                          824,891
                                       ----------------------------------------------------------------------------
                                       CS First Boston Mtge Securities                              993,254
                                       ----------------------------------------------------------------------------
                                       GS Mortgage Securities II                                  1,177,063
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase & Co.                                      13,505,624
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase Commercial Mtge Securities                  6,376,785
                                       ----------------------------------------------------------------------------
                                       LB-UBS Commercial Mtge Trust                               3,784,632
                                       ----------------------------------------------------------------------------
                                       Lehman Brothers Holdings*                                    118,750
                                       ----------------------------------------------------------------------------
                                       Merrill Lynch Mtge Trust                                     345,270
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley & Co.                                       3,052,242
-------------------------------------------------------------------------------------------------------------------
Cash Management                        Citigroup                                                 40,000,000
                                       ----------------------------------------------------------------------------
                                       Citigroup Funding                                         19,997,334
                                       ----------------------------------------------------------------------------
                                       Credit Suisse NY                                          10,000,000
                                       ----------------------------------------------------------------------------
                                       Goldman Sachs Group                                       10,000,000
-------------------------------------------------------------------------------------------------------------------
Core Equity                            Citigroup                                                  3,110,092
                                       ----------------------------------------------------------------------------
                                       Goldman Sachs Group                                          792,169
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase & Co.                                       6,415,851
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley                                             1,141,439
-------------------------------------------------------------------------------------------------------------------
Diversified Bond                       Bear Stearns Adjustable Rate Mortgage Trust                3,995,563
                                       ----------------------------------------------------------------------------
                                       Bear Stearns Commercial Mtge Securities                   16,848,157
                                       ----------------------------------------------------------------------------
                                       Citigroup                                                 16,282,619
                                       ----------------------------------------------------------------------------
                                       Citigroup Commercial Mtge Trust                           13,890,982
                                       ----------------------------------------------------------------------------
                                       Citigroup/Deutsche Bank Commercial Mtge Trust              1,435,515
                                       ----------------------------------------------------------------------------
                                       Credit Suisse Mortgage Capital Ctfs                        5,077,813
                                       ----------------------------------------------------------------------------
                                       CS First Boston Mtge Securities                           44,845,841
                                       ----------------------------------------------------------------------------
                                       GS Mortgage Securities II                                 10,159,698
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase Commercial Mtge Securities                 67,968,824
                                       ----------------------------------------------------------------------------
                                       JPMorgan Mtge Trust                                        4,222,684
                                       ----------------------------------------------------------------------------
                                       Lehman Brothers Holdings*                                  1,335,225
                                       ----------------------------------------------------------------------------
                                       Merrill Lynch Mtge Trust                                   3,052,692
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley                                             1,565,963
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley Capital I                                  12,732,274
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley Mtge Loan Trust                                19,453
-------------------------------------------------------------------------------------------------------------------
Diversified Equity Income              Citigroup                                                 11,352,226
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase & Co.                                      38,658,807
-------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 36

                                                                                       VALUE OF SECURITIES OWNED AT
FUND                                                       ISSUER                          END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------
Dynamic Equity                         Citigroup                                                 24,170,259
                                       ----------------------------------------------------------------------------
                                       Goldman Sachs Group                                        6,156,672
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase & Co.                                      49,861,132
                                       ----------------------------------------------------------------------------
                                       Knight Capital Group Cl A                                    187,098
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley                                             8,870,762
                                       ----------------------------------------------------------------------------
                                       Stifel Financial                                             258,823
-------------------------------------------------------------------------------------------------------------------
Emerging Markets                       None                                                             N/A
-------------------------------------------------------------------------------------------------------------------
Fundamental Value                      Citigroup                                                  1,830,891
                                       ----------------------------------------------------------------------------
                                       E*Trade Financial                                             73,945
                                       ----------------------------------------------------------------------------
                                       Goldman Sachs Group                                        2,659,973
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase & Co.                                      35,587,910
                                       ----------------------------------------------------------------------------
                                       Merrill Lynch & Co.                                        3,403,105
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley                                               620,908
-------------------------------------------------------------------------------------------------------------------
Global Bond                            Bear Stearns Commercial Mtge Securities                    1,425,012
                                       ----------------------------------------------------------------------------
                                       Citigroup                                                  1,620,448
                                       ----------------------------------------------------------------------------
                                       Citigroup Commercial Mtge Trust                            2,264,682
                                       ----------------------------------------------------------------------------
                                       Citigroup/Deutsche Bank Commercial Mtge Trust                857,322
                                       ----------------------------------------------------------------------------
                                       Credit Suisse Mortgage Capital Ctfs                        1,427,697
                                       ----------------------------------------------------------------------------
                                       CS First Boston Mtge Securities                            2,803,737
                                       ----------------------------------------------------------------------------
                                       GS Mortgage Securities II                                  4,900,329
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase Commercial Mtge Securities                 18,036,923
                                       ----------------------------------------------------------------------------
                                       LB-UBS Commercial Mtge Trust                               4,701,924
                                       ----------------------------------------------------------------------------
                                       Lehman Brothers Holdings*                                    240,350
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley Capital I                                   1,502,239
-------------------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities  None                                                             N/A
-------------------------------------------------------------------------------------------------------------------
Growth                                 Lehman Brothers Holdings*                                      2,257
-------------------------------------------------------------------------------------------------------------------
High Yield Bond                        Lehman Brothers Holdings*                                    365,750
-------------------------------------------------------------------------------------------------------------------
Income Opportunities                   None                                                             N/A
-------------------------------------------------------------------------------------------------------------------
International Opportunity              Credit Suisse Group                                        4,131,348
-------------------------------------------------------------------------------------------------------------------
Larger-Cap Value                       JPMorgan Chase & Co.                                         271,915
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley                                               249,727
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                         TD Ameritrade Holding                                      3,367,175
-------------------------------------------------------------------------------------------------------------------
Mid Cap Value                          None                                                             N/A
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index                          Ameriprise Financial                                         121,379
                                       ----------------------------------------------------------------------------
                                       Citigroup                                                    877,071
                                       ----------------------------------------------------------------------------
                                       E*Trade Financial                                             15,525
                                       ----------------------------------------------------------------------------
                                       Franklin Resources                                           231,203
                                       ----------------------------------------------------------------------------
                                       Goldman Sachs Group                                          894,956
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase & Co.                                       2,822,596
                                       ----------------------------------------------------------------------------
                                       Legg Mason                                                    74,604
                                       ----------------------------------------------------------------------------
                                       Merrill Lynch & Co.                                          447,057
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley                                               408,651
                                       ----------------------------------------------------------------------------
                                       PNC Financial Services Group                                 409,346
                                       ----------------------------------------------------------------------------
                                       Charles Schwab                                               362,952
-------------------------------------------------------------------------------------------------------------------
Select Value                           None                                                             N/A
-------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 37

                                                                                       VALUE OF SECURITIES OWNED AT
FUND                                                       ISSUER                          END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government         Citigroup Commercial Mtge Trust                            1,858,589
                                       ----------------------------------------------------------------------------
                                       JPMorgan Chase & Co.                                       4,054,806
                                       ----------------------------------------------------------------------------
                                       Morgan Stanley Mtge Loan Trust                             1,732,001
-------------------------------------------------------------------------------------------------------------------
Small Cap Value                        Stifel Financial                                           1,321,856
-------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value                      None                                                             N/A
-------------------------------------------------------------------------------------------------------------------




* Subsequent to Aug. 31, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table.

     TABLE 7. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES



                                                                              PERCENT OF
                                                                               AGGREGATE
                                                    AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE    AGGREGATE
                                                      DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR       DOLLAR
                                                    AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF    AMOUNT OF
                                                   COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS  COMMISSIONS
                                       NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO      PAID TO
                          BROKER      AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER       BROKER
FUND                  ----------------------------------------------------------------------------------------------------------
                                                      2008                                     2007        2006*        2006**
--------------------------------------------------------------------------------------------------------------------------------
Balanced              None                 --           --           --           --           $ 0          $  0         $  0
--------------------------------------------------------------------------------------------------------------------------------
Cash Management       None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
Core Equity           None                 --           --           --           --             0             0          N/A
--------------------------------------------------------------------------------------------------------------------------------
Diversified Bond      None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
Diversified Equity    None                 --           --           --           --             0             0            0
  Income
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Equity        None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets      None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Value     None                 --           --           --           --             0             0            0(a)
--------------------------------------------------------------------------------------------------------------------------------
Global Bond           None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
Global Inflation      None                 --           --           --           --             0             0            0
  Protected
  Securities
--------------------------------------------------------------------------------------------------------------------------------
Growth                None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond       None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
Income Opportunities  None                 --           --           --           --             0             0            0
--------------------------------------------------------------------------------------------------------------------------------
International         None                 --           --           --           --             0             0            0
  Opportunity
--------------------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 38

                                                                              PERCENT OF
                                                                               AGGREGATE
                                                    AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE    AGGREGATE
                                                      DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR       DOLLAR
                                                    AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF    AMOUNT OF
                                                   COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS  COMMISSIONS
                                       NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO      PAID TO
                          BROKER      AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER       BROKER
FUND                  ----------------------------------------------------------------------------------------------------------
                                                      2008                                     2007        2006*        2006**
--------------------------------------------------------------------------------------------------------------------------------
Larger-Cap Value      None                 --           --           --           --                           0            0
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth        None                 --           --           --           --                           0            0
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value         None                 --           --           --           --                           0            0
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index         None                 --           --           --           --                           0            0
--------------------------------------------------------------------------------------------------------------------------------
Select Value          Gabelli             (1)            0           --           --             0           112          100
                      Company
--------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S.   None                 --           --           --           --                           0            0
  Government
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value       Goldman Sachs       (2)            0           --           --             0             0          200
                      ----------------------------------------------------------------------------------------------------------
                      Legg Mason          (3)            0           --           --                           0            0
                      Wood Walker,
                      Inc.
--------------------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value     None                 --           --           --           --            --            --            0
--------------------------------------------------------------------------------------------------------------------------------




     * In 2006, all funds except Core Equity changed fiscal year ends from Aug. 31 to Dec. 31. The information shown is for the partial reporting period from Sept. 1, 2006 through Dec. 31, 2006 for these funds. For Core Equity, the information shown is from Jan. 1, 2006 through Dec. 31, 2006.

    ** The information shown is prior to the change in fiscal year ends, for the fiscal period Sept. 1, 2005 through Aug. 31, 2006.




   (1) Affiliate of GAMCO Asset Management, Inc., a former subadviser, terminated Sept. 29, 2006.



   (2) Affiliate of Goldman Sachs Management L.P., a former subadviser, terminated April 24, 2006.



   (3) Affiliate of Royce & Associates, LLC., a former subadviser, terminated April 24, 2006.


   (a) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table.

                          TABLE 8. VALUING FUND SHARES



FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Balanced                                       $  920,800,397         93,072,333                $ 9.89
-----------------------------------------------------------------------------------------------------------------
Cash Management                                 1,672,805,136      1,674,356,246                  1.00
-----------------------------------------------------------------------------------------------------------------
Core Equity                                       174,865,689         33,185,030                  5.27
-----------------------------------------------------------------------------------------------------------------
Diversified Bond                                4,479,609,189        457,181,616                  9.80
-----------------------------------------------------------------------------------------------------------------
Diversified Equity Income                       2,765,111,939        312,646,669                  8.84
-----------------------------------------------------------------------------------------------------------------
Dynamic Equity                                  1,348,590,983        101,682,869                 13.26
-----------------------------------------------------------------------------------------------------------------
Emerging Markets                                  712,899,607         81,366,711                  8.76
-----------------------------------------------------------------------------------------------------------------
Fundamental Value                                 842,343,177        123,495,666                  6.82
-----------------------------------------------------------------------------------------------------------------
Global Bond                                     1,439,491,418        137,029,897                 10.50
-----------------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities             982,652,506         97,710,643                 10.06
-----------------------------------------------------------------------------------------------------------------
Growth                                            275,348,192         64,800,619                  4.25
-----------------------------------------------------------------------------------------------------------------
High Yield Bond                                   522,569,487        108,050,088                  4.84
-----------------------------------------------------------------------------------------------------------------
Income Opportunities                              755,537,814         94,565,712                  7.99
-----------------------------------------------------------------------------------------------------------------
International Opportunity                         535,028,960         62,385,595                  8.58
-----------------------------------------------------------------------------------------------------------------
Larger-Cap Value                                    9,723,424          1,475,094                  6.59
-----------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 39

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                 $  256,228,121         36,388,450                $ 7.04
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value                                     247,394,747         39,012,277                  6.34
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                                     193,189,230         32,428,072                  5.96
-----------------------------------------------------------------------------------------------------------------
Select Value                                       12,020,194          1,790,040                  6.72
-----------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                    503,080,196         50,559,396                  9.95
-----------------------------------------------------------------------------------------------------------------
Small Cap Value                                   916,220,603        102,008,542                  8.98
-----------------------------------------------------------------------------------------------------------------
Smaller-Cap Value                                  68,397,511         10,534,680                  6.49
-----------------------------------------------------------------------------------------------------------------



FOR FUNDS OTHER THAN MONEY MARKETS FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the "Exchange"):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 40
consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website.

In addition, the investment manager makes publicly available, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least fifteen (15) days old.


From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI), such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Bowne, Vestek, Data Communique, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 41
trading, research or other investment related services (including Citigroup, Merrill Lynch & Co., and Morgan Stanley) and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.


Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 42
      fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 43

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain RiverSource funds may invest in shares of other RiverSource funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the RiverSource funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

SELLING SHARES

A fund will sell any shares presented by the shareholders (variable accounts or subaccounts) for sale. The policies on when or whether to buy or sell shares are described in your annuity or life insurance prospectus.

During an emergency the Board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of a fund to sell shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all contract owners.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 44

REJECTION OF BUSINESS

Each fund and RiverSource Distributors, Inc. reserve the right to reject any business, in its sole discretion.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

                         TABLE 9. CAPITAL LOSS CARRYOVER



                                              Total           Amount          Amount          Amount          Amount
                                           capital loss    expiring in     expiring in     expiring in     expiring in
FUND                                        carryovers         2009            2010            2011            2012
-----------------------------------------------------------------------------------------------------------------------
Balanced                                   $          0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Cash Management                                 788,611              0               0               0             0
-----------------------------------------------------------------------------------------------------------------------
Core Equity                                           0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Diversified Bond                            130,344,489      9,863,475      15,651,826       4,231,263             0
-----------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                             0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Dynamic Equity                                        0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets                            216,192,013              0               0               0             0
-----------------------------------------------------------------------------------------------------------------------
Fundamental Value                                     0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Global Bond                                   1,831,823              0               0               0             0
-----------------------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities         3,700,205              0               0               0             0
-----------------------------------------------------------------------------------------------------------------------
Growth                                                0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
High Yield Bond                             294,927,005     99,499,045     106,316,241               0             0
-----------------------------------------------------------------------------------------------------------------------
Income Opportunities                         66,136,426              0               0               0             0
-----------------------------------------------------------------------------------------------------------------------
International Opportunity                   302,524,644     98,876,953      90,583,080      21,881,478             0
-----------------------------------------------------------------------------------------------------------------------
Larger-Cap Value                                      0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                        0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                         0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                         0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Select Value                                          0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government               11,308,966              0               0               0       275,317
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value                                       0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value                                     0             --              --              --            --
-----------------------------------------------------------------------------------------------------------------------
                                              Amount          Amount          Amount          Amount          Amount
                                           expiring in     expiring in     expiring in     expiring in     expiring in
FUND                                           2013            2014            2015            2016            2017
-----------------------------------------------------------------------------------------------------------------------
Balanced                                           --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Cash Management                                   150               0           1,337           282,517        504,607
-----------------------------------------------------------------------------------------------------------------------
Core Equity                                        --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Diversified Bond                            7,658,240               0               0                 0     92,939,685
-----------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                          --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Dynamic Equity                                     --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets                                    0               0               0      113,436,613,    102,755,400
-----------------------------------------------------------------------------------------------------------------------
Fundamental Value                                  --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Global Bond                                         0               0               0         1,831,823              0
-----------------------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities               0               0               0                 0      3,700,205
-----------------------------------------------------------------------------------------------------------------------
Growth                                             --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
High Yield Bond                               760,493               0               0        72,914,336     15,436,890
-----------------------------------------------------------------------------------------------------------------------
Income Opportunities                                0               0       1,606,700        45,189,910     19,339,816
-----------------------------------------------------------------------------------------------------------------------
International Opportunity                           0               0               0        28,239,702     62,943,431
-----------------------------------------------------------------------------------------------------------------------
Larger-Cap Value                                   --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                     --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                      --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                      --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Select Value                                       --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government              3,894,750       3,130,115               0                 0      4,008,784
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value                                    --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value                                  --              --              --                --             --
-----------------------------------------------------------------------------------------------------------------------




TAXES

Each Fund other than RiverSource Variable Portfolio -- Cash Management Fund, RiverSource Variable Portfolio -- Core Bond Fund, RiverSource Variable Portfolio -- Diversified Bond Fund, RiverSource Variable Portfolio -- Emerging Markets Fund, RiverSource Variable Portfolio -- Global Bond Fund, RiverSource Variable Portfolio -- Global Inflation Protected Securities Fund, RiverSource Variable Portfolio -- High Yield Bond Fund, RiverSource Variable
Portfolio -- Income Opportunities Fund, RiverSource Variable
Portfolio -- International Opportunity Fund and RiverSource Variable
Portfolio --

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 45

Short Duration U.S. Government Fund (the "non-RIC Funds") intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. Under federal tax law, by the end of a calendar year a fund that is a RIC must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. Such a fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each Fund other than the non-RIC Funds intends to comply with this federal tax law related to annual distributions and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses (i.e. certain foreign currency gains and losses) are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

Each non-RIC Fund other than the RiverSource Variable Portfolio -- Core Equity Fund will be treated as a partnership for federal income purposes. A partnership is not subject to U.S. federal income tax itself, although it must file an annual information return. Rather, each partner of a partnership, in computing its federal income tax liability for a taxable year, is required to take into account its allocable share of the Fund's items of income, gain, loss, deduction or credit for the taxable year of the Fund ending within or with the taxable year of the partner, regardless of whether such partner has received or will receive corresponding distributions from the Fund.

The RiverSource Variable Portfolio -- Core Equity Fund will be treated as an entity disregarded from its owner for federal income tax purposes (a so-called "disregarded entity"). A disregarded entity itself is not subject to U.S. federal income tax nor to any annual tax return filing requirements.

The non-RIC Funds will not need to make distributions to their shareholders to preserve their tax status.

The Funds intend to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements in order for participating insurance companies and their "separate accounts" which hold shares in the Fund to qualify for special tax treatment described below. Under a
Section 817(h) safe harbor for separate accounts, (a) at least 50% of the market value of the Fund's total assets must be represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. In addition, no more than 55% of the assets of the separate account which owns shares in the Fund, including the separate account's proportionate share of the assets of the Fund, can be in cash, cash items, Government securities and securities of other regulated investment companies pursuant to Sec 817(h) of the Code. For purposes of the latter diversification requirement, the Fund's beneficial interest in a regulated investment company, a real estate investment trust, a partnership or a grantor trust will not be treated as a single investment of a segregated asset account if the Fund meets certain requirements related to its ownership and access. Instead, a pro rata portion of each asset of the investment company, partnership, or trust will be treated as an asset of the segregated asset account. The Funds intend to meet such requirements.

The Funds other than the non-RIC Funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation, a Fund may make an election to mark to market its PFIC stock. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. The partners or owners in non-RIC Funds may similarly be subject to U.S. taxes resulting from holdings in a PFIC. To the extent possible, such non-RIC Funds may similarly make an election to mark to market any PFIC stock.

Income earned by a Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 46

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a monthly fee based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 10. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE


                                                                                          DAILY RATE ON
                                                 ASSETS      ANNUAL RATE AT             LAST DAY OF MOST
FUND                                           (BILLIONS)   EACH ASSET LEVEL          RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------
Balanced                                      First $1.0          0.530%                     0.530%
                                              Next 1.0            0.505
                                              Next 1.0            0.480
                                              Next 3.0            0.455
                                              Next 1.5            0.430
                                              Next 2.5            0.410
                                              Next 5.0            0.390
                                              Next 9.0            0.370
                                              Over 24.0           0.350
-----------------------------------------------------------------------------------------------------------------
Cash Management                               First $1.0          0.330                       0.321
                                              Next 0.5            0.313
                                              Next 0.5            0.295
                                              Next 0.5            0.278
                                              Next 2.5            0.260
                                              Next 1.0            0.240
                                              Next 1.5            0.220
                                              Next 1.5            0.215
                                              Next 1.0            0.190
                                              Next 5.0            0.180
                                              Next 5.0            0.170
                                              Next 4.0            0.160
                                              Over 24.0           0.150
-----------------------------------------------------------------------------------------------------------------
Diversified Bond                              First $1.0          0.480                       0.438
                                              Next 1.0            0.455
                                              Next 1.0            0.430
                                              Next 3.0            0.405
                                              Next 1.5            0.380
                                              Next 1.5            0.365
                                              Next 1.0            0.360
                                              Next 5.0            0.350
                                              Next 5.0            0.340
                                              Next 4.0            0.330
                                              Next 26.0           0.310
                                              Over 50.0           0.290
-----------------------------------------------------------------------------------------------------------------
Core Equity                                   All                 0.400                       0.400
-----------------------------------------------------------------------------------------------------------------


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 47

                                                                                          DAILY RATE ON
                                                 ASSETS      ANNUAL RATE AT             LAST DAY OF MOST
FUND                                           (BILLIONS)   EACH ASSET LEVEL          RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------
Diversified Equity Income                     First $1.0          0.600        Diversified Equity Income - 0.577%
Dynamic Equity                                Next 1.0            0.575              Dynamic Equity - 0.594
Growth                                        Next 1.0            0.550                  Growth - 0.600
Larger-Cap Value                              Next 3.0            0.525             Larger-Cap Value - 0.600
                                              Next 1.5            0.500
                                              Next 2.5            0.485
                                              Next 5.0            0.470
                                              Next 5.0            0.450
                                              Next 4.0            0.425
                                              Next 26.0           0.400
                                              Over 50.0           0.375
-----------------------------------------------------------------------------------------------------------------
Emerging Markets                              First $0.25         1.100                       1.080
                                              Next 0.25           1.080
                                              Next 0.25           1.060
                                              Next 0.25           1.040
                                              Next 1.0            1.020
                                              Next 5.5            1.000
                                              Next 2.5            0.985
                                              Next 5.0            0.970
                                              Next 5.0            0.960
                                              Next 4.0            0.935
                                              Next 26.0           0.920
                                              Over 50.0           0.900
-----------------------------------------------------------------------------------------------------------------
Fundamental Value                             First $0.5          0.730                       0.720
                                              Next 0.5            0.705
                                              Next 1.0            0.680
                                              Next 1.0            0.655
                                              Next 3.0            0.630
                                              Over 6.0            0.600
-----------------------------------------------------------------------------------------------------------------
Global Bond                                   First $0.25         0.720                       0.663
                                              Next 0.25           0.695
                                              Next 0.25           0.670
                                              Next 0.25           0.645
                                              Next 6.5            0.620
                                              Next 2.5            0.605
                                              Next 5.0            0.590
                                              Next 5.0            0.580
                                              Next 4.0            0.560
                                              Next 26.0           0.540
                                              Over 50.0           0.520
-----------------------------------------------------------------------------------------------------------------
Global Inflation Protected Securities         First $1.0          0.440                       0.440
                                              Next 1.0            0.415
                                              Next 1.0            0.390
                                              Next 3.0            0.365
                                              Next 1.5            0.340
                                              Next 1.5            0.325
                                              Next 1.0            0.320
                                              Next 5.0            0.310
                                              Next 5.0            0.300
                                              Next 4.0            0.290
                                              Next 26.0           0.270
                                              Over 50.0           0.250
-----------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 48

                                                                                          DAILY RATE ON
                                                 ASSETS      ANNUAL RATE AT             LAST DAY OF MOST
FUND                                           (BILLIONS)   EACH ASSET LEVEL          RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------
High Yield Bond                               First $1.0          0.590                      0.590%
                                              Next 1.0            0.565
                                              Next 1.0            0.540
                                              Next 3.0            0.515
                                              Next 1.5            0.490
                                              Next 1.5            0.475
                                              Next 1.0            0.450
                                              Next 5.0            0.435
                                              Next 5.0            0.425
                                              Next 4.0            0.400
                                              Next 26.0           0.385
                                              Over 50.0           0.360
-----------------------------------------------------------------------------------------------------------------
Income Opportunities                          First $1.0          0.610                       0.610
                                              Next 1.0            0.585
                                              Next 1.0            0.560
                                              Next 3.0            0.535
                                              Next 1.5            0.510
                                              Next 1.5            0.495
                                              Next 1.0            0.470
                                              Next 5.0            0.455
                                              Next 5.0            0.445
                                              Next 4.0            0.420
                                              Next 26.0           0.405
                                              Over 50.0           0.380
-----------------------------------------------------------------------------------------------------------------
International Opportunity                     First $0.25         0.800                       0.785
                                              Next 0.25           0.775
                                              Next 0.25           0.750
                                              Next 0.25           0.725
                                              Next 1.0            0.700
                                              Next 5.5            0.675
                                              Next 2.5            0.660
                                              Next 5.0            0.645
                                              Next 5.0            0.635
                                              Next 4.0            0.610
                                              Next 26.0           0.600
                                              Over 50.0           0.570
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                First $1.0          0.700                       0.700
Mid Cap Value                                 Next 1.0            0.675
                                              Next 1.0            0.650
                                              Next 3.0            0.625
                                              Next 1.5            0.600
                                              Next 2.5            0.575
                                              Next 5.0            0.550
                                              Next 9.0            0.525
                                              Next 26.0           0.500
                                              Over 50.0           0.475
-----------------------------------------------------------------------------------------------------------------


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 49

                                                                                          DAILY RATE ON
                                                 ASSETS      ANNUAL RATE AT             LAST DAY OF MOST
FUND                                           (BILLIONS)   EACH ASSET LEVEL          RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                                 First $1.0          0.220                      0.220%
                                              Next 1.0            0.210
                                              Next 1.0            0.200
                                              Next 4.5            0.190
                                              Next 2.5            0.180
                                              Next 5.0            0.170
                                              Next 9.0            0.160
                                              Next 26.0           0.140
                                              Over 50.0           0.120
-----------------------------------------------------------------------------------------------------------------
Select Value                                  First $0.50         0.780                       0.780
                                              Next 0.50           0.755
                                              Next 1.00           0.730
                                              Next 1.00           0.705
                                              Next 3.00           0.680
                                              Over 6.00           0.650
-----------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                First $1.0          0.480                       0.480
                                              Next 1.0            0.455
                                              Next 1.0            0.430
                                              Next 3.0            0.405
                                              Next 1.5            0.380
                                              Next 1.5            0.365
                                              Next 1.0            0.340
                                              Next 5.0            0.325
                                              Next 5.0            0.315
                                              Next 4.0            0.290
                                              Next 26.0           0.275
                                              Over 50.0           0.250
-----------------------------------------------------------------------------------------------------------------
Small Cap Value                               First $0.25         0.970                       0.936
                                              Next 0.25           0.945
                                              Next 0.25           0.920
                                              Next 0.25           0.895
                                              Over 1.00           0.870
-----------------------------------------------------------------------------------------------------------------
Smaller-Cap Value                             First $0.25         0.790                       0.790
                                              Next 0.25           0.765
                                              Next 0.25           0.740
                                              Next 0.25           0.715
                                              Next 1.00           0.690
                                              Over 2.00           0.665
-----------------------------------------------------------------------------------------------------------------



Under the agreement, the management fee is paid monthly. For all funds other than Core Equity, under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board. For Core Equity, under the agreement, the fund also pays brokerage commissions and expenses properly payable by the fund, approved by the Board.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 50

For Balanced and Equity Funds, except for Core Equity and S&P 500 Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table.

                              TABLE 11. PIA INDEXES


                                                                                      FEE INCREASE OR
FUND                            PIA INDEX                                                (DECREASE)
-----------------------------------------------------------------------------------------------------
Balanced                        Lipper Balanced Funds Index                             $(1,332,182)
-----------------------------------------------------------------------------------------------------
Diversified Equity Income       Lipper Equity Income Funds Index                            694,638
-----------------------------------------------------------------------------------------------------
Dynamic Equity                  Lipper Large-Cap Core Funds Index                        (3,124,803)
-----------------------------------------------------------------------------------------------------
Emerging Markets                Lipper Emerging Markets Funds Index                         625,131
-----------------------------------------------------------------------------------------------------
Fundamental Value               Lipper Large-Cap Core Funds Index                           435,773
-----------------------------------------------------------------------------------------------------
Growth                          Lipper Large-Cap Growth Funds Index                        (698,618)
-----------------------------------------------------------------------------------------------------
International Opportunity       Lipper International Large-Cap Core Funds Index             434,214
-----------------------------------------------------------------------------------------------------
Larger-Cap Value                Lipper Large-Cap Value Funds Index                          (18,705)
-----------------------------------------------------------------------------------------------------
Mid Cap Growth                  Lipper Mid-Cap Growth Funds Index                          (517,203)
-----------------------------------------------------------------------------------------------------
Mid Cap Value                   Lipper Mid-Cap Value Funds Index                            103,886
-----------------------------------------------------------------------------------------------------
Select Value                    Lipper Mid-Cap Value Funds Index                             20,187
-----------------------------------------------------------------------------------------------------
Small Cap Value                 Lipper Small-Cap Value Funds Index                          248,790
-----------------------------------------------------------------------------------------------------
Smaller-Cap Value               Lipper Small-Cap Core Funds Index                          (189,045)
-----------------------------------------------------------------------------------------------------



The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one share of the fund and the annualized performance of the Index ("performance difference"). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

             TABLE 12. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                   EQUITY FUNDS                                         BALANCED FUNDS
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE             ADJUSTMENT RATE               DIFFERENCE              ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 0.50%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              0.50% - 1.00%   6 basis points times the
               performance difference over 0.50%,                    performance difference over 0.50%,
               times 100 (maximum of 3 basis                         times 100 (maximum of 3 basis
               points if a 1% performance                            points if a 1% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points   1.00% - 2.00%   3 basis points, plus 3 basis points
               times the performance difference                      times the performance difference
               over 1.00%, times 100 (maximum 6                      over 1.00%, times 100 (maximum 6
               basis points if a 2% performance                      basis points if a 2% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points   2.00% - 3.00%   6 basis points, plus 2 basis points
               times the performance difference                      times the performance difference
               over 2.00%, times 100 (maximum 10                     over 2.00%, times 100 (maximum 8
               basis points if a 4% performance                      basis points if a 3% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point      3.00% or     8 basis points
               times the performance difference           more
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points
--------------------------------------------------------------------------------------------------------





RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 51

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

CHANGE IN INDEX
If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates.

               TABLE 13. MANAGEMENT FEES AND NONADVISORY EXPENSES



----------------------------------------------------------------------------------------------------------------------------
                                        Management Fees                                Nonadvisory Expenses
----------------------------------------------------------------------------------------------------------------------------
FUND                       2008         2007        2006*       2006**        2008        2007       2006*     2006**
----------------------------------------------------------------------------------------------------------------------------
Balanced               $ 5,660,193  $10,207,597  $3,770,059  $11,773,679   $  603,763  $  702,148  $319,151  $  892,026
----------------------------------------------------------------------------------------------------------------------------
Cash Management          4,822,786    3,948,685   1,115,733    3,099,857      756,032     434,267   102,263     301,954
----------------------------------------------------------------------------------------------------------------------------
Core Equity              1,093,082    1,642,137   1,779,656          N/A           64          10     4,472         N/A
----------------------------------------------------------------------------------------------------------------------------
Diversified Bond        20,594,612   15,781,102   3,821,877   10,386,439    1,723,001   1,465,620   275,885     804,512
----------------------------------------------------------------------------------------------------------------------------
Diversified Equity      20,576,046   23,103,173   6,677,888   14,825,523    1,187,136   1,305,345   346,713     981,305
  Income
----------------------------------------------------------------------------------------------------------------------------
Dynamic Equity           9,714,186   20,273,195   7,050,915   18,214,495      929,172   1,446,945   306,280   1,179,965
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets         9,687,546    8,164,229   1,766,834    3,834,039    1,701,303     876,161   171,875     582,426
----------------------------------------------------------------------------------------------------------------------------
Fundamental Value        6,684,742    4,175,080     737,998      206,566(a)   154,845     292,709    62,722      26,363(a)
----------------------------------------------------------------------------------------------------------------------------
Global Bond              9,713,843    6,973,229   1,676,013    4,640,640      746,219     622,142    97,275     381,820
----------------------------------------------------------------------------------------------------------------------------
Global Inflation         4,287,772    3,236,715     707,400    1,164,368      274,409     195,305    39,723      72,604
  Protected
  Securities
----------------------------------------------------------------------------------------------------------------------------
Growth                   2,015,754  $ 4,008,245  $1,449,964  $ 3,751,065   $  265,669  $  287,271  $116,296  $  345,518
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond          4,734,214    6,901,243   2,316,669    7,413,897      357,818     394,044   164,022     504,788
----------------------------------------------------------------------------------------------------------------------------
Income Opportunities     4,897,354    3,617,325     665,749      653,044      427,309     250,862    40,916     102,530
----------------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 52

----------------------------------------------------------------------------------------------------------------------------
                                        Management Fees                                Nonadvisory Expenses
----------------------------------------------------------------------------------------------------------------------------
FUND                       2008         2007        2006*       2006**        2008        2007       2006*     2006**
----------------------------------------------------------------------------------------------------------------------------
International            7,078,303    8,874,024   3,169,722   10,469,388      620,517     719,475   253,643     773,530
  Opportunity
----------------------------------------------------------------------------------------------------------------------------
Larger-Cap Value            72,009      152,872      45,636      102,616       31,004      53,422    13,284      24,748
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth           2,510,358    3,768,124   1,403,857    3,286,046      227,247     291,133    83,310     196,868
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value            2,342,804    3,056,368     706,423      376,310      198,692     227,842   104,609      60,873
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index              636,430      880,002     275,378      952,722      130,130     120,025    36,280      74,439
----------------------------------------------------------------------------------------------------------------------------
Select Value               166,318      256,311      65,150      186,844          949      (7,715)   12,223      35,977
----------------------------------------------------------------------------------------------------------------------------
Short Duration U.S.      2,383,501    2,229,664     726,456    2,635,745      266,108     254,181    56,490     244,644
  Government
----------------------------------------------------------------------------------------------------------------------------
Small Cap Value          9,813,595    7,915,970   1,916,016    4,896,261       82,967     (19,551)  (12,306)    202,115
----------------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value          692,220    1,358,098     518,341    1,726,941       83,715     136,488    74,048     191,340
----------------------------------------------------------------------------------------------------------------------------




     * In 2006, all funds except Core Equity changed fiscal year ends from Aug. 31 to Dec. 31. The information shown is for the partial reporting period from Sept. 1, 2006 through Dec. 31, 2006 for these funds. For Core Equity, the information shown is from Jan. 1, 2006 through Dec. 31, 2006.
    ** The information shown is prior to the change in fiscal year ends, for the fiscal period Sept. 1, 2005 through Aug. 31, 2006.

   (a) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

MANAGER OF MANAGERS EXEMPTION
The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Cash Management, Diversified Bond, Global Bond, High Yield Bond and Short Duration U.S. Government funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 15.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 53

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers.

          TABLE 14. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES


                                                           PARENT
FUND                            SUBADVISER                COMPANY               FEE SCHEDULE
--------------------------------------------------------------------------------------------------------
Emerging Markets   Threadneedle International                A      0.45% on the first $150 million,
                   Limited(a)                                       reducing to
                   (Threadneedle) (effective July 9,                0.30% as assets increase, and
                   2004)                                            subject to a performance incentive
                                                                    adjustment(c)
--------------------------------------------------------------------------------------------------------
Fundamental Value  Davis Selected Advisers, LP              N/A     0.45% on the first $100 million,
                   (Davis)(a),(b)                                   reducing to
                   (effective April 24, 2006)                       0.25% as assets increase
--------------------------------------------------------------------------------------------------------
International      Threadneedle(a)                           A      0.35% on the first $150 million,
                                                                    reducing to
Opportunity        (effective July 9, 2004)                         0.20% as assets increase, and
                                                                    subject to a performance incentive
                                                                    adjustment(c)
--------------------------------------------------------------------------------------------------------
Select Value       Systematic Financial Management,          B      0.50% on the first $50 million,
                   L.P.(b)                                          reducing to
                   (Systematic) (effective Sept. 29,                0.30% as assets increase
                   2006)
                   -------------------------------------------------------------------------------------
                   WEDGE Capital Management, L.L.P.         N/A     0.75% on the first $10 million,
                                                                    reducing to
                   (WEDGE)(b) (effective Sept. 29,                  0.30% as assets increase
                   2006)
--------------------------------------------------------------------------------------------------------
Small Cap Value    Barrow, Hanley, Mewhinney & Strauss       C      1.00% on the first $10 million,
                                                                    reducing to
                   (BHMS)(b) (effective March 12, 2004)             0.30% as assets increase
                   -------------------------------------------------------------------------------------
                   Denver Investment Advisors LLC           N/A     0.55% on all assets
                   (Denver) (effective July 16, 2007)
                   -------------------------------------------------------------------------------------
                   Donald Smith & Co. Inc. (Donald          N/A     0.60% on the first $175 million,
                   Smith)(b)                                        reducing
                   (effective March 12, 2004)                       to 0.55% as assets increase
                   -------------------------------------------------------------------------------------
                   Turner Investment Partners, Inc.         N/A     0.50% on the first $50 million,
                   (Turner) (effective June 6, 2008)                reducing to 0.40% as assets increase
                   -------------------------------------------------------------------------------------
                   River Road Asset Management LLC          N/A     0.50% on all assets
                   (River Road) (effective April 24,
                   2006)
--------------------------------------------------------------------------------------------------------



(a) Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial. Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager and an indirect partially-owned subsidiary of Ameriprise Financial.

(b) This fee is calculated based on the combined net assets subject to the subadviser's investment management.

(c) The adjustment for Threadneedle is based on the performance of one share of the fund and the change in the PIA Index described in Table 11. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.

(d) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points (0.12%).

  A - Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
      Financial.

  B - Systematic is an affiliate of Affiliated Managers Group.

  C - BHMS is an independent-operating subsidiary of Old Mutual Asset
      Management.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 54

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods.

                           TABLE 15. SUBADVISORY FEES



                                                                             SUBADVISORY FEES PAID
                                                               ------------------------------------------------------
FUND                                   SUBADVISER                 2008         2007         2006*       2006**
---------------------------------------------------------------------------------------------------------------------
Emerging Markets           Threadneedle                        $3,663,559   $3,071,641   $  669,447   $1,358,042
---------------------------------------------------------------------------------------------------------------------
Fundamental Value          Davis                                2,714,658    1,860,765      338,789       96,344(a)
---------------------------------------------------------------------------------------------------------------------
International Opportunity  Threadneedle                         2,811,094    3,174,884    1,209,118    3,710,188
---------------------------------------------------------------------------------------------------------------------
Select Value               Systematic                              40,382       59,588       13,262(b)       N/A
                           ------------------------------------------------------------------------------------------
                           WEDGE                                   39,026       59,368       14,023(b)       N/A
                           ------------------------------------------------------------------------------------------
                           Former subadviser: GAMCO Asset             N/A          N/A        8,252(c)    99,445
                           Management Inc.
                           (from inception to Sept. 29,
                           2006)
---------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value          Former subadviser: Kenwood             608,557(d) 1,002,437      331,333      782,102(e)
                           Capital Management LLC
                           (from Sept. 13, 1999 to Nov. 21,
                           2008)
---------------------------------------------------------------------------------------------------------------------
Small Cap Value            BHMS                                   936,632      819,207      207,209      516,451
                           ------------------------------------------------------------------------------------------
                           Denver                               1,081,799      469,441(f)       N/A          N/A
                           ------------------------------------------------------------------------------------------
                           Donald Smith                         1,213,286      964,656      240,426      583,515
                           ------------------------------------------------------------------------------------------
                           Turner Investments                     470,813(g)       N/A          N/A          N/A
                           ------------------------------------------------------------------------------------------
                           River Road                           1,159,140    1,068,635      336,477      363,808(h)
                           ------------------------------------------------------------------------------------------
                           Former subadviser: Goldman Sachs           N/A          N/A          N/A      399,675(i)
                           Asset Management, L.P.
                           (Aug. 8, 2003 to April 24, 2006)
                           ------------------------------------------------------------------------------------------
                           Former subadviser: Franklin            516,539(j)   962,173      242,849      603,425
                           Portfolio Associates LLC
                           (March 12, 2004 to June 6, 2008)
                           ------------------------------------------------------------------------------------------
                           Former subadviser: Royce &                 N/A          N/A          N/A      422,134(i)
                           Associates, LLC
                           (from inception to April 24,
                           2006)
---------------------------------------------------------------------------------------------------------------------




     * All funds changed fiscal year ends in 2006 from Aug. 31 to Dec. 31. The information shown is for the partial reporting period from Sept. 1, 2006 through Dec. 31, 2006.

    ** The information shown is prior to the change in fiscal year ends, for the fiscal period Sept. 1, 2005 through Aug. 31, 2006.

   (a) For fiscal period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

   (b) For fiscal period from Sept. 29, 2006 to Dec. 31, 2006.

   (c) For fiscal period from Sept 1, 2006 to Sept. 29, 2006.


   (d) For the fiscal period from Jan. 1, 2008 to Nov. 21, 2008.



   (e) Effective March 1, 2006, the fund's shareholders approved a change to the subadviser fee schedule for fees paid to the subadviser by the investment manager.



   (f) For the fiscal period from July 16, 2007 to Dec. 31, 2007.



   (g) For fiscal period from June 6, 2008 to Dec. 31, 2008.



   (h) For fiscal period from April 24, 2006 to Aug. 31, 2006.



   (i) For fiscal period from Sept. 1, 2005 to April 24, 2006.



   (j) For fiscal period from Jan. 1, 2008 to June 6, 2008.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 55

PORTFOLIO MANAGERS. For all funds other than money market funds, the following table provides information about the funds' portfolio managers as of Dec. 31, 2008.

                          TABLE 16. PORTFOLIO MANAGERS




-----------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ------------------------------------------------------------           POTENTIAL
                                                               APPROXIMATE         PERFORMANCE     OWNERSHIP CONFLICTS   STRUCTURE
                                         NUMBER AND TYPE        TOTAL NET             BASED         OF FUND      OF         OF
FUND               PORTFOLIO MANAGER      OF ACCOUNT(a)           ASSETS           ACCOUNTS(b)     SHARES(c)  INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Balanced          Warren Spitz
                  ------------------  15 RICs               $11.47 billion
                  Steve Schroll       2 PIVs                $36.92 million    9 RICs ($11.07 B)    None         (1)        (11)
                  ------------------  10 other accounts(e)  $368.73 million
                  Laton Spahr
                  ------------------
                  Paul Stocking
                  -----------------------------------------------------------------------------------------------------------------
                  Tom Murphy          8 RICs                $8.66 billion     2 RICs ($720.73 M)
                                      2 PIVs                $818.82 million
                                      14 other accounts     $10.05 billion
                  --------------------------------------------------------------------------------
                  Scott Schroepfer    11 RICs               $11.04 billion    2 RICs ($720.73 M)   None         (1)        (12)
                  --------------------------------------------------------------------------------
                  Todd White          12 RICs               $10.36 billion    2 RICs ($720.73 M);
                                      5 PIVs                $1.66 billion     1 other account
                                      40 other accounts(e)  $15.16 billion    ($113.43 M)
-----------------------------------------------------------------------------------------------------------------------------------
Core Equity       Dimitris Bertsimas  29 RICs               $9.64 billion     9 RICs ($7.49 B)
                                      1 PIV                 $9.78 million
                                      15 other accounts     $2.74 billion                          None         (1)        (13)
                  --------------------------------------------------------------------------------
                  Gina Mourtzinou     11 RICs               $8.12 billion     8 RICs ($7.08 B)
                                      5 other accounts      $93.15 million
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Bond  Tom Murphy          8 RICs                $4.52 billion     3 RICs ($1.06 B)
                                      2 PIVs                $818.82 million
                                      14 other accounts     $10.05 billion
                  --------------------------------------------------------------------------------
                  Scott Schroepfer    11 RICs               $6.90 billion     3 RICs ($1.06 B)     None         (1)        (12)
                  --------------------------------------------------------------------------------
                  Todd White          12 RICs               $6.22 billion     3 RICs ($1.06 B);
                                      5 PIVs                $1.66 billion     1 other account
                                      40 other accounts(e)  $15.16 billion    ($113.43 M)
-----------------------------------------------------------------------------------------------------------------------------------
Diversified       Warren Spitz
  Equity Income   ------------------  15 RICs               $9.28 billion
                  Laton Spahr         2 PIVs                $36.92 million    9 RICs ($8.88 B)     None         (1)        (11)
                  ------------------  10 other accounts(e)  $368.73 million
                  Steve Schroll
                  ------------------
                  Paul Stocking
-----------------------------------------------------------------------------------------------------------------------------------
Dynamic Equity    Dimitris Bertsimas  29 RICs               $8.47 billion     8 RICs ($6.14 B)
                                      1 PIV                 $9.78 million
                                      15 other accounts     $2.74 billion                          None         (1)        (13)
                  --------------------------------------------------------------------------------
                  Gina Mourtzinou     11 RICs               $6.94 billion     7 RICs ($5.73 B)
                                      5 other accounts      $93.15 million
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets  THREADNEEDLE:
                  -----------------------------------------------------------------------------------------------------------------
                  Julian Thompson     1 RICs                $262.88 million
                                      1 PIV                 $41.74 million
                                      2 other accounts      $418.42 million
                  -----------------------------------------------------------
                  Jules Mort          1 RICs                $262.88 million   1 RICs (262.88 M)    None         (2)        (14)
                                      2 PIVs                $795.15 million
                                      2 other accounts      $418.42 million
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental       DAVIS:
  Value
                  -----------------------------------------------------------------------------------------------------------------
                  Christopher C.      30 RICs               $48.0 billion
                  Davis
                                      14 PIVs               $815.0 million
                                      119 other             $8.0 billion
                                      accounts(d)
                  -----------------------------------------------------------
                  Kenneth C.          30 RICs               $48.0 billion     None                 None(f)      (3)        (15)
                  Feinberg
                                      15 PIVs               $778.0 million
                                      119 other             $7.3 billion
                                      accounts(d)
-----------------------------------------------------------------------------------------------------------------------------------
Global Bond       Nicolas Pifer       5 RICs                $2.49 billion     None                 None         (1)        (12)
                                      6 PIVs                $247.29 million
                                      11 other accounts     $3.44 billion
-----------------------------------------------------------------------------------------------------------------------------------
Global Inflation  Todd White(g)       13 RICs               $10.63 billion    3 RICs ($1.01 B);
  Protected
  Securities
                                      5 PIVs                $1.66 billion     1 other account
                                      40 other accounts(e)  $16.02 million    ($113.3 M)
                  --------------------------------------------------------------------------------
                  Margaret Brandt(h)  1 RIC                 $667.67 million   None                 None         (1)        (12)
                  --------------------------------------------------------------------------------
                  Nicholas Pifer      5 RICs                $2.95 billion     None
                                      6 PIVs                $247.29 million
                                      11 other accounts     $3.44 billion

-----------------------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 56

-----------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ------------------------------------------------------------           POTENTIAL
                                                               APPROXIMATE         PERFORMANCE     OWNERSHIP CONFLICTS   STRUCTURE
                                         NUMBER AND TYPE        TOTAL NET             BASED         OF FUND      OF         OF
FUND               PORTFOLIO MANAGER      OF ACCOUNT(a)           ASSETS           ACCOUNTS(b)     SHARES(c)  INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Growth            Erik J. Voss        5 RICs                $1.66 billion     1 RIC ($1.22 B)      None         (1)        (16)
                                      17 other accounts(e)  $130.15 million
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond   Scott Schroepfer    11 RICs               $10.86 billion    3 RICs ($1.06 B)     None         (1)        (12)
-----------------------------------------------------------------------------------------------------------------------------------
Income            Brian Lavin         1 RIC                 $205.0 million
  Opportunities
                                      1 PIV                 $5.85 million     None                 None         (1)        (12)
                                      1 other account       $511.58 million
-----------------------------------------------------------------------------------------------------------------------------------
International     THREADNEEDLE:
  Opportunity
                  -----------------------------------------------------------------------------------------------------------------
                  Alex Lyle           1 RIC                 $361.53 million
                                      15 PIVs               $770.80 million
                                      26 other accounts     $1.80 billion     1 RIC ($361.53 M)    None         (2)        (14)
                  -----------------------------------------------------------
                  Esther Perkins      1 RIC                 $361.53 million
                                      3 other accounts      $211.27 million
-----------------------------------------------------------------------------------------------------------------------------------
Larger-Cap Value  Neil T. Eigen       6 RICs                $581.85 million
                                      1 PIV                 $107.01 million
                                      74 other accounts(e)  $2.51 billion     2 RICs ($221.49 M)   None         (1)        (16)
                  -----------------------------------------------------------
                  Richard S. Rosen    6 RICs                $581.85 million
                                      1 PIV                 $107.01 million
                                      75 other accounts(e)  $2.47 billion
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth    John K. Schonberg   1 RIC                 $466.54 million   1 RIC ($466.54 M)    None         (1)        (17)
                                      2 PIVs                $16.78 million
                                      2 other accounts      $1.08 billion
                  -----------------------------------------------------------
                  Michael Marzolf
                  ------------------  1 RIC                 $466.54 million
                  Samuel Murphy
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value     Warren Spitz
                  ------------------  15 RICs               $11.80 billion
                  Laton Spahr         2 PIVs                $36.92 million    9 RICs ($11.4 B)     None         (1)        (11)
                  ------------------  10 other accounts(e)  $368.73 million
                  Steve Schroll
                  ------------------
                  Paul Stocking
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index     Dimitris Bertsimas  30 RICs               $9.82 billion     9 RICs ($7.49 B)     None
                                      1 PIV                 $9.78 million
                                      15 other accounts     $2.74 billion                                       (1)        (13)
                  ------------------------------------------------------------------------------------------
                  Georgios            2 RICs                $406.54 million   None                 None
                  Vetoulis(h)
                                      1 PIV                 $576.98 million
-----------------------------------------------------------------------------------------------------------------------------------
Select Value      SYSTEMATIC:
                  -----------------------------------------------------------------------------------------------------------------
                  Ron Mushock         6 RICs                $417.0 million    None
                                      1 PIV                 $36.0 million
                                      1,534 other accounts  $1.46 billion
                  --------------------------------------------------------------------------------
                  Kevin McCreesh      4 RICs                $613.0 million    1 other account      None         (4)        (18)
                                      6 PIVs                $267.0 million    ($210 M)
                                      210 other accounts    $2.47 billion
                  -----------------------------------------------------------------------------------------------------------------
                  WEDGE:
                  -----------------------------------------------------------------------------------------------------------------
                  R. Michael James
                  ------------------  5 RICs                $313.3 million    None                 None         (5)        (19)
                  Peter F. Bridge     1 PIV                 $2.2 million
                  ------------------  195 other accounts    $2.1 billion
                  Paul M. VeZolles
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration    Todd White          12 RICs               $10.20 billion    3 RICs ($1.01 B);
  U.S.
  Government
                                      5 PIVs                $1.66 billion     1 other account
                                      40 other accounts(e)  $15.16 billion    ($113.3 M)           None         (1)        (12)
                  --------------------------------------------------------------------------------
                  John McColley(h)    2 RICs                $812.03 million   None

-----------------------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 57

-----------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ------------------------------------------------------------           POTENTIAL
                                                               APPROXIMATE         PERFORMANCE     OWNERSHIP CONFLICTS   STRUCTURE
                                         NUMBER AND TYPE        TOTAL NET             BASED         OF FUND      OF         OF
FUND               PORTFOLIO MANAGER      OF ACCOUNT(a)           ASSETS           ACCOUNTS(b)     SHARES(c)  INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value   BHMS:
                  -----------------------------------------------------------------------------------------------------------------
                  James S. McClure    4 RICs                $326.0 million
                  ------------------  1 PIV                 $2.9 million      None                 None         (6)        (20)
                  John P. Harloe      16 other accounts     $415.2 million
                  -----------------------------------------------------------------------------------------------------------------
                  DENVER:
                  -----------------------------------------------------------------------------------------------------------------
                  Kris Herrick        7 RICs                $363.90 million
                                      638 other accounts    $375.25 million
                  -----------------------------------------------------------
                  Troy Dayton                                                 1 RIC ($18.04 M)     None         (7)        (21)
                  ------------------  6 RICs                $362.80 million
                  Mark Adelmann       638 other accounts    $375.25 million
                  ------------------
                  Derek Anguilm
                  -----------------------------------------------------------------------------------------------------------------
                  DONALD SMITH:
                  -----------------------------------------------------------------------------------------------------------------
                  Donald G. Smith
                                      1 RIC                 $567.0 million    1 RIC ($567 M)       None         (8)        (22)
                                      1 PIV                 $87.0 million
                  Richard L.          36 other accounts     $1.73 billion
                  Greenberg
                  -----------------------------------------------------------------------------------------------------------------
                  TURNER:
                  -----------------------------------------------------------------------------------------------------------------
                  David Kovacs        3 RICs                $37.0 million
                                      9 PIVs                $58.0 million
                                      7 other accounts      $246.0 million
                  -----------------------------------------------------------
                  Jennifer K. Clark   3 RICs                $37.0 million     None                 None         (9)        (23)
                                      10 PIVs               $59.0 million
                                      7 other accounts      $246.0 million
                  -----------------------------------------------------------------------------------------------------------------
                  RIVER ROAD:
                  -----------------------------------------------------------------------------------------------------------------
                  James C. Shircliff  3 RICs                $471.60 million
                  ------------------  8 PIVs                $1.13 billion
                  Henry W. Sanders    92 other accounts     $786.70 million   None                 None         (10)       (24)
                  -----------------------------------------------------------
                  R. Andrew Beck      2 RICs                $407.50 million
                                      3 PIVs                $67.10 million
                                      85 other accounts     $765.90 million
-----------------------------------------------------------------------------------------------------------------------------------
Smaller-Cap       Neil T. Eigen       6 RICs                $581.85 million
  Value
                                      1 PIV                 $107.01 million
                                      74 other accounts(e)  $2.51 billion
                  -----------------------------------------------------------
                  Richard S. Rosen    6 RICs                $581.85 million   2 RICs ($162.8 M)    None         (1)        (16)
                                      1 PIV                 $107.01 million
                                      75 other accounts(e)  $2.47 billion
-----------------------------------------------------------------------------------------------------------------------------------




(a) RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(b) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(c) All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.


(d) Reflects each wrap program sponsor as a single client, rather than counting each participant in the program as a separate client.


(e)   Primarily managed money/wrap accounts.

(f) Neither Christopher Davis nor Kenneth Feinberg own any shares of Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.


(g) The portfolio manager began managing the fund after its last fiscal year end; therefore reporting information is as of Jan. 31, 2009.



(h) The portfolio manager began managing the fund after its last fiscal year end; therefore reporting information is as of March 31, 2009.


POTENTIAL CONFLICTS OF INTEREST

(1) RIVERSOURCE: RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.



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        RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.


(2) THREADNEEDLE: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.


        Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


(3) DAVIS: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

        - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.
        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.
        - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
        - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.




(4) SYSTEMATIC: Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals


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        and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.



        During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.



(5) WEDGE: During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.


        To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.




(6) BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.



(7) DENVER: Denver Investment Advisors LLC ("Denver Investments") has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation. While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investments believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.



(8) DONALD SMITH: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.


        Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

        Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of

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        accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.


(9) TURNER: As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV,
        Part II for a description of some of its policies and procedures in this regard.



   (10) RIVER ROAD: Portfolio managers at River Road Asset Management (River
        Road) may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, River Road monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics.


        River Road has a fiduciary responsibility to all of the clients for which it manages accounts. River Road seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. River Road has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

STRUCTURE OF COMPENSATION


(11)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.



(12)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can


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        allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(13)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.



   (14) THREADNEEDLE: The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award. The annual bonus is paid from a bonus pool that is based mainly on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and generally by the performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee subject to the total fund managers' bonus pool being within the overall Corporate bonus pool, which is based on the profitability of Threadneedle. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle employees.



   (15) DAVIS: Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.


        Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.


(16)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by


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        other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(17)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.





   (18) SYSTEMATIC: Ron Mushock and Kevin McCreesh are limited partners of the firm and Co-Portfolio Managers for the strategy. As Partners, their compensation consists of a combination of a fixed base salary, and a share of Systematic's profits based upon each Partner's respective individual ownership position in Systematic. Although total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios, including the Fund. Compensation is not based on performance of the Fund individually. The Partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees. The Portfolio Managers are not compensated based solely on the performance of, or the value of assets held in, the Fund or any other individual portfolio managed by Systematic.



   (19) WEDGE: WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.



   (20) BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semiannually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.


        The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.


   (21) DENVER: Denver Investments is a limited liability company with "members" or "partners" as the owners of the firm. As a portfolio manager and partner of Denver Investments, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. New business marketing incentives are generally paid to marketing personnel, but at times portfolio managers who help open new institutional accounts with an ongoing service role may


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        also receive an incentive based on expected revenue. Additionally, the management committee of Denver Investments may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors: performance, growth, and/or retention of assets, profitability, and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investments, and the fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites combined with the specific partner's "buy list" for that investment style where applicable, rather than specific fund results.



   (22) DONALD SMITH: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.



(23) TURNER: Investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Compensation for investment professionals is tied to the performance of all accounts within the relevant composite. Turner evaluates investment professionals' performance over multiple time frames, including 1, 3, 5 year and since inception, relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.



        The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies is responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner's Quantitative Equity Team members.





   (24) RIVER ROAD: River Road's portfolio managers currently receive an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based on multiple factors, including risk-adjusted 3- and 5-year performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite. Additionally, each portfolio manager owns a significant equity interest in the firm and, as such, participates in overall firm profits.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 64

ADMINISTRATIVE SERVICES

FOR FUNDS OTHER THAN CORE EQUITY
Each fund, except for Core Equity (which is closed to new investors), has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fees are calculated as follows:

            TABLE 17. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE


                                                          ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                    -------------------------------------------------------------------------------------------
                                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                $0 - 500,000,000    1,000,000,000     3,000,000,000     12,000,000,000    $12,000,000,001 +
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                          0.080%            0.075%            0.070%             0.060%             0.050%
Global Bond
International Opportunity
Small Cap Value
Smaller-Cap Value
-------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                          0.070%            0.065%            0.060%             0.050%             0.040%
Global Inflation Protected
  Securities
High Yield Bond
Income Opportunities
Short Duration U.S. Government
-------------------------------------------------------------------------------------------------------------------------------
Balanced                                  0.060%            0.055%            0.050%             0.040%             0.030%
Cash Management
Diversified Equity Income
Dynamic Equity
Fundamental Value
Growth
Larger-Cap Value
Mid Cap Growth
Mid Cap Value
S&P 500 Index
Select Value
-------------------------------------------------------------------------------------------------------------------------------




The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period.

                          TABLE 18. ADMINISTRATIVE FEES


-----------------------------------------------------------------------------------------------------------
                                                    Administrative Services Fees Paid In         Daily rate
---------------------------------------------------------------------------------------------    applied to
FUND                                             2008         2007        2006*      2006**     fund assets
-----------------------------------------------------------------------------------------------------------
Balanced                                      $  742,180   $1,046,093   $363,485   $1,246,324      0.058%

-----------------------------------------------------------------------------------------------------------

Cash Management                                  819,350      678,873    193,956      447,159      0.054
-----------------------------------------------------------------------------------------------------------

Diversified Bond                               2,732,326    2,137,262    523,528    1,289,984      0.058
-----------------------------------------------------------------------------------------------------------

Diversified Equity Income                      1,768,738    1,941,348    538,977    1,252,553      0.053
-----------------------------------------------------------------------------------------------------------

Dynamic Equity                                 1,177,281    1,763,984    615,503    1,726,620      0.056
-----------------------------------------------------------------------------------------------------------

Emerging Markets                                 657,275      575,282    124,511      284,260      0.079
-----------------------------------------------------------------------------------------------------------

Fundamental Value                                502,656      354,756     61,603       16,978(a)   0.058
-----------------------------------------------------------------------------------------------------------

Global Bond                                    1,101,169      790,122    189,002      489,934      0.075
-----------------------------------------------------------------------------------------------------------

Global Inflation Protected Securities            658,123      503,285    112,213      176,325      0.068
-----------------------------------------------------------------------------------------------------------

Growth                                           270,442      389,898    121,045      366,683      0.060
-----------------------------------------------------------------------------------------------------------


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 65

-----------------------------------------------------------------------------------------------------------
                                                    Administrative Services Fees Paid In         Daily rate
---------------------------------------------------------------------------------------------    applied to
FUND                                             2008         2007        2006*      2006**     fund assets
-----------------------------------------------------------------------------------------------------------

High Yield Bond                               $  546,559   $  781,583   $261,944   $  840,455      0.070%
-----------------------------------------------------------------------------------------------------------

Income Opportunities                             546,859      410,104     76,397       76,233      0.068
-----------------------------------------------------------------------------------------------------------

International Opportunity                        674,285      972,158    316,870      976,719      0.080
-----------------------------------------------------------------------------------------------------------

Larger-Cap Value                                   9,071       15,635      4,563       10,525      0.060
-----------------------------------------------------------------------------------------------------------

Mid Cap Growth                                   259,156      385,269    136,195      315,127      0.060
-----------------------------------------------------------------------------------------------------------

Mid Cap Value                                    191,902      251,524     59,114       30,695      0.060
-----------------------------------------------------------------------------------------------------------

S&P 500 Index                                    173,568      239,995     75,101      241,657      0.060
-----------------------------------------------------------------------------------------------------------

Select Value                                      11,240       18,530      5,413       15,197      0.060
-----------------------------------------------------------------------------------------------------------

Short Duration U.S. Government                   347,387      325,157    105,941      347,525      0.070
-----------------------------------------------------------------------------------------------------------

Small Cap Value                                  793,172      637,920    152,063      419,119      0.078
-----------------------------------------------------------------------------------------------------------

Smaller-Cap Value                                 89,242      159,701     57,935      190,322      0.080
-----------------------------------------------------------------------------------------------------------





     * In 2006, the fund changed its fiscal year end from Aug. 31 to Dec. 31. The information shown is for the partial reporting period from Sept. 1, 2006 through Dec. 31, 2006.

    ** The information shown is prior to the change in fiscal year ends, for the fiscal period Sept. 1, 2005 through Aug. 31, 2006 .

   (a) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY SERVICES

FOR FUNDS OTHER THAN CORE EQUITY
Each fund, other than Core Equity (which is closed to new investors), has a Transfer Agency and Servicing Agreement with RiverSource Service Corporation located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions and for acting as service agent in connection with dividend and distribution functions in connection with the sale and redemption of the fund's shares. Under the agreement, RiverSource Service Corporation will earn a fee equal to 0.06% of the average daily net assets of the fund. The transfer agent may hire third parties to perform services under this agreement. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES


RiverSource Fund Distributors, Inc. (RiverSource Fund Distributors), 50611 Ameriprise Financial Center, Minneapolis, MN 55474, an indirect wholly-owned subsidiary of RiverSource Investments, LLC, is the funds' principal underwriter. Prior to May 2009, RiverSource Distributors, Inc. served as the funds' principal underwriter and distributor. Each fund's shares are offered on a continuous basis.


PLAN AND AGREEMENT OF DISTRIBUTION

FOR FUNDS OTHER THAN CORE EQUITY
To help defray the cost of distribution and servicing, each fund, other than Core Equity (which is closed to new investors), approved a Plan of Distribution (the "Plan") and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act with RiverSource Distributors. Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate of up to 0.125% of the fund's average daily net assets.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. A substantial portion of the costs are not specifically identified to any one of the RiverSource Variable Portfolio Funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 66

Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the fund or by RiverSource Distributors. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.


For its most recent fiscal period, each fund, other than Core Equity, paid 12b-1 fees as shown in the following table.


                              TABLE 19. 12B-1 FEES



FUND                                                                Fees paid during last fiscal year
-----------------------------------------------------------------------------------------------------
Balanced                                                                        $1,669,797
-----------------------------------------------------------------------------------------------------
Cash Management                                                                  1,860,919
-----------------------------------------------------------------------------------------------------
Diversified Bond                                                                 5,893,391
-----------------------------------------------------------------------------------------------------
Diversified Equity Income                                                        4,381,470
-----------------------------------------------------------------------------------------------------
Dynamic Equity                                                                   2,755,797
-----------------------------------------------------------------------------------------------------
Emerging Markets                                                                 1,053,903
-----------------------------------------------------------------------------------------------------
Fundamental Value                                                                1,085,821
-----------------------------------------------------------------------------------------------------
Global Bond                                                                      1,832,426
-----------------------------------------------------------------------------------------------------
Global Inflation Protected Securities                                            1,219,791
-----------------------------------------------------------------------------------------------------
Growth                                                                             565,496
-----------------------------------------------------------------------------------------------------
High Yield Bond                                                                  1,003,058
-----------------------------------------------------------------------------------------------------
Income Opportunities                                                             1,003,554
-----------------------------------------------------------------------------------------------------
International Opportunity                                                        1,084,372
-----------------------------------------------------------------------------------------------------
Larger-Cap Value                                                                    18,899
-----------------------------------------------------------------------------------------------------
Mid Cap Growth                                                                     540,635
-----------------------------------------------------------------------------------------------------
Mid Cap Value                                                                      399,806
-----------------------------------------------------------------------------------------------------
S&P 500 Index                                                                      361,609
-----------------------------------------------------------------------------------------------------
Select Value                                                                        23,418
-----------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                                     620,701
-----------------------------------------------------------------------------------------------------
Small Cap Value                                                                  1,285,818
-----------------------------------------------------------------------------------------------------
Smaller-Cap Value                                                                  139,441
-----------------------------------------------------------------------------------------------------



CUSTODIAN SERVICES

The fund's securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan in other financial institutions as permitted by law and by the fund's custodian agreement.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 67

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each in dependent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

Each fund is owned by subaccounts, its shareholders. The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance contract prospectus. All shares have voting rights over the fund's management and fundamental policies. Each share is entitled to vote based on the total dollar interest in the fund. All shares have cumulative voting rights with respect to the election of Board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 68

               TABLE 20. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS

                                                                                                             FISCAL
                                                   DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                                           ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES, INC.(2)             4/29/81, 6/13/86(1)                Corporation       NV/MN       7/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate Fund                                      2/16/06                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Opportunities Fund                               6/19/03                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation Protected                                     3/4/04                                                  No
  Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond Fund                              6/19/03                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT TRUST                        4/7/86                     Business Trust       MA       8/31(10)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt Fund                              8/18/86                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE DIMENSIONS SERIES, INC.          2/20/68, 6/13/86(1)                Corporation       NV/MN       7/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap                           5/18/06                                                Yes
  Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                             2/16/06                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE DIVERSIFIED INCOME SERIES,       6/27/74, 6/31/86(1)
  INC.(2)                                                                       Corporation       NV/MN       8/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund(3)                                10/3/74                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE EQUITY SERIES, INC.              3/18/57, 6/13/86(1)                Corporation       NV/MN       11/30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund(4)                                  6/4/57                                                 Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE GLOBAL SERIES, INC.                   10/28/88                      Corporation        MN         10/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and                            6/15/06                                                 No
  Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                              2/16/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond Fund                                        3/20/89                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Global Technology Fund                                 11/13/96                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets Fund(4),                             11/13/96                                                Yes
  (5), (11)
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Fund(5), (6),                            5/29/90                                                Yes
  (11)
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE GOVERNMENT INCOME SERIES,              3/12/85
  INC.                                                                          Corporation        MN         5/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S.                                     8/19/85                                                Yes
  Government Fund(3)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage Fund                           2/14/02                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD INCOME SERIES,              8/17/83
  INC.                                                                          Corporation        MN         5/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund(3)                                 12/8/83                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INCOME SERIES, INC.(7)           2/10/45; 6/13/86(1)                Corporation       NV/MN       1/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic Income                             2/16/06                                                 No
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced                                 2/16/06                                                 No
  Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate                                 2/16/06                                                 No
  Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INTERNATIONAL MANAGERS SERIES,         5/9/01
  INC.(2)                                                                       Corporation        MN         10/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select                           9/28/01                                                Yes
  Growth Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select                           9/28/01                                                Yes
  Value Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International Small                            10/3/02                                                Yes
  Cap Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INTERNATIONAL SERIES, INC.(2)          7/18/84                      Corporation        MN         10/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International                               5/18/06                                                Yes
  Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity Fund(5),                               6/26/00                                                Yes
  (11)
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                             11/15/84                                                Yes
  Fund(4), (5), (11)
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INVESTMENT SERIES, INC.          1/18/40; 6/13/86(1)                Corporation       NV/MN       9/30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced Fund(4)                                        4/16/40                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth                            5/17/07                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income                              10/15/90                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund                                      2/14/02                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE LARGE CAP SERIES, INC.(2)        5/21/70, 6/13/86(1)                Corporation       NV/MN       7/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund(4)                              4/24/03                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Growth Fund                                             3/1/72                                                 Yes
-----------------------------------------------------------------------------------------------------------------------------------


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 69

                                                                                                             FISCAL
                                                   DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                                           ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                                   3/28/02                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                                    6/27/02                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MANAGERS SERIES, INC.(2)               3/20/01                      Corporation        MN         5/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth                              4/24/03                                                Yes
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                              6/18/01                                                Yes
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Select Value                                   3/8/02                                                 Yes
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity                               3/8/02                                                 Yes
  Fund(4), (11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value                                6/18/01                                                Yes
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.          8/25/89                      Corporation        MN         1/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder                                       3/4/04                                                 Yes
  Conservative Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                              3/4/04                                                 Yes
  Conservative Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                              3/4/04                                                 Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                              3/4/04                                                 Yes
  Aggressive Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive                            3/4/04                                                 Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total                                 3/4/04                                                 Yes
  Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index Fund                                     10/25/99                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index Fund                                8/19/96                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MONEY MARKET SERIES, INC.        8/22/75; 6/13/86(1)                Corporation       NV/MN       7/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Cash Management Fund                                    10/6/75                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SECTOR SERIES, INC.                    3/25/88                      Corporation        MN         6/30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity Fund(8)                            8/1/88                                                 Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate Fund                                        3/4/04                                                 Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SELECTED SERIES, INC.                  10/5/84                      Corporation        MN         3/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                              4/22/86                                                 No
  Fund(9)
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SERIES TRUST                           1/27/06                    Business Trust       MA         4/30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity Fund                          10/18/07                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure                             2/19/09                                                 No
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045 Fund                               5/18/06                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SHORT TERM INVESTMENTS SERIES,   4/23/68, 6/13/86(1)
  INC.                                                                          Corporation       NV/MN       7/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Short-Term Cash Fund                                    9/26/06                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES              4/7/86
  TRUST                                                                       Business Trust       MA       8/31(10)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt Fund                               8/18/86                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt Fund                                8/18/86                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE STRATEGIC ALLOCATION SERIES,           10/9/84
  INC.(2)                                                                       Corporation        MN         9/30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation Fund(4)                            1/23/85                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                             5/17/07                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE STRATEGY SERIES, INC.                  1/24/84                      Corporation        MN         3/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Equity Value Fund                                       5/14/84                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth                               1/24/01                                                Yes
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap Advantage Fund                                5/4/99                                                 Yes
-----------------------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 70

                                                                                                             FISCAL
                                                   DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                                           ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE TAX-EXEMPT INCOME SERIES,       12/21/78; 6/13/86(1)
  INC.(2)                                                                       Corporation       NV/MN       11/30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                                  5/7/79                                                 Yes
  Fund(4)
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE TAX-EXEMPT MONEY MARKET          2/29/80, 6/13/86(1)
  SERIES, INC.(2)                                                               Corporation       NV/MN       12/31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                                 8/5/80                                                 Yes
  Fund(4)
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE TAX-EXEMPT SERIES, INC.          9/30/76, 6/13/86(1)                Corporation       NV/MN       11/30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt Fund                           11/13/96                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond Fund                                   11/24/76                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE SERIES TRUST(12)               9/07                      Business Trust       MA         12/31
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                        5/1/08                                                 Yes
  Portfolios -- Aggressive
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                        5/1/08                                                 Yes
  Portfolios -- Conservative
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                        5/1/08                                                 Yes
  Portfolios -- Moderate
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                        5/1/08                                                 Yes
  Portfolios -- Moderately Aggressive
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                                        5/1/08                                                 Yes
  Portfolios -- Moderately Conservative
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Variable                                       5/1/06                                                 Yes
  Portfolio -- Fundamental Value Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Variable                                       2/4/04                                                 Yes
  Portfolio -- Select Value Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Variable                                       8/14/01                                                Yes
  Portfolio -- Small Cap Value Fund(11)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                                4/30/86                                                Yes
  Portfolio -- Balanced Fund(4)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Cash                             10/31/81                                                Yes
  Management Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Core                              9/10/04                                                Yes
  Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                               10/13/81                                                Yes
  Portfolio -- Diversified Bond Fund(3)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                                9/15/99                                                Yes
  Portfolio -- Diversified Equity Income
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Dynamic                          10/13/81                                                Yes
  Equity Fund(5),(14)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Global                            5/1/96                                                  No
  Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Global                            9/13/04                                                 No
  Inflation Protected Securities Fund(13)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- High                              5/1/96                                                 Yes
  Yield Bond Fund(3)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Income                            6/1/04                                                 Yes
  Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Mid Cap                           5/1/01                                                 Yes
  Growth Fund(4)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Mid Cap                           5/2/05                                                 Yes
  Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- S&P 500                           5/1/00                                                 Yes
  Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable Portfolio -- Short                             9/15/99                                                Yes
  Duration U.S. Government Fund(3)
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Variable Portfolio -- Growth                               9/15/99                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Variable Portfolio -- Larger-Cap                           02/4/04                                                Yes
  Value Fund(14)
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Variable Portfolio -- Smaller-                             9/15/99                                                Yes
  Cap Value Fund(14)
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Variable                                               5/1/00                                                 Yes
  Portfolio -- Emerging Markets Fund(4),
  (5), (11)
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Variable                                               1/13/92                                                Yes
  Portfolio -- International Opportunity
  Fund(4), (5), (11)
-----------------------------------------------------------------------------------------------------------------------------------


   * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.

  ** If a non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from non-diversified to diversified. A diversified fund may convert to non-diversified status only with shareholder approval.

 (1) Date merged into a Minnesota corporation incorporated on April 7, 1986.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 71

 (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc. changed its name to RiverSource Tax-Exempt Money Market Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

 (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio -- Bond Fund changed its name to Variable Portfolio -- Diversified Bond Fund, Variable Portfolio -- Extra Income Fund changed its name to Variable Portfolio -- High Yield Bond Fund and Variable Portfolio -- Federal Income Fund changed its name to Variable
     Portfolio -- Short Duration U.S. Government Fund.

 (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio -- Equity Select Fund changed its name to Variable Portfolio -- Mid Cap Growth Fund, Variable Portfolio -- Threadneedle Emerging Markets Fund changed its name to Variable Portfolio -- Emerging Markets Fund, Variable Portfolio -- Threadneedle International Fund changed its name to Variable Portfolio -- International Opportunity Fund, and Variable Portfolio -- Managed Fund changed its name to Variable
     Portfolio -- Balanced Fund.

 (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio -- Capital Resource Fund changed its name to Variable Portfolio -- Large Cap Equity Fund, Variable Portfolio -- Emerging Markets Fund changed its name to Variable Portfolio -- Threadneedle Emerging Markets Fund and Variable
     Portfolio -- International Fund changed its name to Variable
     Portfolio -- Threadneedle International Fund.

 (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

 (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

 (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

 (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

(10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

(11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Aggressive Growth Fund changed its name to RiverSource Partners Aggressive Growth Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Select Value Fund changed its name to RiverSource Partners Select Value Fund; RiverSource Small Cap Equity Fund changed its name to RiverSource Partners Small Cap Equity Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Small Cap Growth Fund changed its name to RiverSource Partners Small Cap Growth Fund; RiverSource Variable Portfolio -- Fundamental Value Fund changed its name to RiverSource Partners Variable
     Portfolio -- Fundamental Value Fund; RiverSource Variable
     Portfolio -- Select Value Fund changed its name to RiverSource Partners Variable Portfolio -- Select Value Fund; and RiverSource Variable
     Portfolio -- Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio -- Small Cap Value Fund.

(12) Prior to January 2008, the assets in the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

(13) Effective June 8, 2005, Variable Portfolio -- Inflation Protected Securities Fund changed its name to Variable Portfolio -- Global Inflation Protected Securities Fund.

(14) Effective May 1, 2009, RiverSource Variable Portfolio -- Growth Fund changed its name to Seligman Variable Portfolio -- Growth Fund; RiverSource Variable Portfolio -- Large Cap Equity Fund changed its name to RiverSource Variable Portfolio -- Dynamic Equity Fund; RiverSource Variable
     Portfolio -- Large Cap Value Fund changed its name to Seligman Variable Portfolio -- Larger-Cap Value Fund; and RiverSource Variable
     Portfolio -- Small Cap Advantage Fund changed its name to Seligman Variable Portfolio -- Smaller-Cap Value Fund.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 72

BOARD MEMBERS AND OFFICERS


Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. The RiverSource Family of Funds each member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.


                             TABLE 21. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS



                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Chief Justice, Minnesota         None                    Board Governance,
901 S. Marquette Ave.    since 2006        Supreme Court, 1998-2006;                                Compliance
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 54                                                                                              Joint Audit
----------------------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member      Chair, RiverSource Family of     None                    Board Governance,
901 S. Marquette Ave.    since 1999        Funds, 1999-2006; former                                 Compliance
Minneapolis, MN 55402                      Governor of Minnesota                                    Contracts,
Age 74                                                                                              Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member      President, Springboard-Partners  None                    Distribution,
901 S. Marquette Ave.    since 2007        in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Joint Audit
Age 54
----------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member      Trustee Professor of Economics   None                    Board Governance,
901 S. Marquette Ave.    since 2004        and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      College; former Dean, McCallum                           Investment Review
Age 58                                     Graduate School of Business,
                                           Bentley University
----------------------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member      Attorney and Consultant          None                    Board Governance,
901 S. Marquette Ave.    since 1985                                                                 Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 74                                                                                              Investment Review,
                                                                                                    Joint Audit
----------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member      Former Managing Director,        American Progressive    Distribution,
901 S. Marquette Ave.    since 2005        Shikiar Asset Management         Insurance               Executive,
Minneapolis, MN 55402                                                                               Investment
Age 73                                                                                              Review, Joint
                                                                                                    Audit
----------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Chair of          President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    the Board         Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    since 2007,       Carleton College                 irrigation systems)     Contracts,
Age 70                   Board member                                                               Executive,
                         since 2002                                                                 Investment Review
----------------------------------------------------------------------------------------------------------------------
John F. Maher            Board member      Retired President and Chief      None                    Distribution,
901 S. Marquette Ave.    since 2008        Executive Officer and former                             Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                  Joint Audit
Age 65                                     Financial Corporation
                                           (financial services), 1986-1997
----------------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Board Governance,
901 S. Marquette Ave.    since 2004        Management, Inc. (private real                           Compliance,
Minneapolis, MN 55402                      estate and asset management                              Contracts,
Age 56                                     company)                                                 Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 73

                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.    Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 2008        since 1987; Vice President and   (digital imaging);      Distribution,
Minneapolis, MN 55402                      General Counsel, Automotive      Infinity, Inc. (oil     Investment Review
Age 66                                     Legal Affairs, Chrysler          and gas exploration
                                           Corporation, 1990-1997           and production); OGE
                                                                            Energy Corp. (energy
                                                                            and energy services)
----------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since 2002        Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 65                                     President, Forester Biotech      (health management      Investment Review
                                                                            programs)
======================================================================================================================





BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*



                                     POSITION
                                       HELD
                                    WITH FUNDS
                                        AND
                                     LENGTH OF      PRINCIPAL OCCUPATION             OTHER               COMMITTEE
        NAME, ADDRESS, AGE            SERVICE      DURING PAST FIVE YEARS        DIRECTORSHIPS          MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------
William F. Truscott                Board member  President - U.S. Asset      None                  None
53600 Ameriprise Financial Center  since 2001,   Management and Chief
Minneapolis, MN 55474              Vice          Investment Officer,
Age 48                             President     Ameriprise Financial, Inc.
                                   since 2002    since 2005; President,
                                                 Chairman of the Board and
                                                 Chief Investment Officer,
                                                 RiverSource Investments,
                                                 LLC since 2001; Director,
                                                 President, and Chief
                                                 Executive Officer,
                                                 Ameriprise Certificate
                                                 Company since 2006;
                                                 Chairman of the Board and
                                                 Chief Executive Officer,
                                                 RiverSource Distributors,
                                                 Inc. since 2006 and of
                                                 RiverSource Fund
                                                 Distributors, Inc. since
                                                 2008; Senior Vice
                                                 President - Chief
                                                 Investment Officer,
                                                 Ameriprise Financial,
                                                 Inc., 2001-2005
=======================================================================================================================





* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                             TABLE 22. FUND OFFICERS



                                      POSITION HELD WITH FUNDS AND                  PRINCIPAL OCCUPATION
        NAME, ADDRESS, AGE                 LENGTH OF SERVICE                       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan                President since 2006                Director and Senior Vice President - Asset
172 Ameriprise Financial Center                                        Management, Products and Marketing,
Minneapolis, MN 55474                                                  RiverSource Investments, LLC and Director and
Age 43                                                                 Vice President - Asset Management, Products
                                                                       and Marketing, RiverSource Distributors, Inc.
                                                                       since 2006 and of RiverSource Fund
                                                                       Distributors, Inc. and since 2008; Managing
                                                                       Director and Global Head of Product, Morgan
                                                                       Stanley Investment Management, 2004-2006;
                                                                       President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 74

                                      POSITION HELD WITH FUNDS AND                  PRINCIPAL OCCUPATION
        NAME, ADDRESS, AGE                 LENGTH OF SERVICE                       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                 Vice President since 2004           Executive Vice President - Equity and Fixed
172 Ameriprise Financial Center                                        Income, Ameriprise Financial, Inc. and
Minneapolis, MN 55474                                                  RiverSource Investments, LLC since 2006; Vice
Age 45                                                                 President - Investments, Ameriprise
                                                                       Certificate Company since 2003; Senior Vice
                                                                       President - Fixed Income, Ameriprise
                                                                       Financial, Inc. 2002-2006 and RiverSource
                                                                       Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                     Vice President since 2006           Chief Administrative Officer RiverSource
5228 Ameriprise Financial Center                                       Investments, LLC since 2009; Vice
Minneapolis, MN 55474                                                  President - Asset Management and Trust
Age 43                                                                 Company Services, RiverSource Investments,
                                                                       LLC, 2006-2009; Vice President - Operations
                                                                       and Compliance, RiverSource Investments, LLC,
                                                                       2004-2006; Director of Product
                                                                       Development - Mutual Funds, Ameriprise
                                                                       Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                     Treasurer since 2002                Vice President - Investment Accounting,
105 Ameriprise Financial Center                                        Ameriprise Financial, Inc. since 2002; Chief
Minneapolis, MN 55474                                                  Financial Officer, RiverSource Distributors,
Age 53                                                                 Inc. since 2006
--------------------------------------------------------------------------------------------------------------------
Scott R. Plummer                   Vice President, General             Vice President and Chief Counsel - Asset
5228 Ameriprise Financial Center   Counsel and Secretary               Management, Ameriprise Financial, Inc. since
Minneapolis, MN 55474              since 2006                          2005; Chief Counsel, RiverSource
Age 49                                                                 Distributors, Inc. and Chief Legal Officer
                                                                       and Assistant Secretary, RiverSource
                                                                       Investments, LLC since 2006; Chief Counsel,
                                                                       RiverSource Fund Distributors, Inc. since
                                                                       2008; Vice President, General Counsel and
                                                                       Secretary, Ameriprise Certificate Company
                                                                       since 2005; Vice President - Asset Management
                                                                       Compliance, Ameriprise Financial, Inc., 2004-
                                                                       2005; Senior Vice President and Chief
                                                                       Compliance Officer, USBancorp Asset
                                                                       Management, 2002-2004
--------------------------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland              Chief Compliance Officer            Chief Compliance Officer, RiverSource
100 Park Avenue                    since 2009                          Investments, LLC. Kenwood Capital Management
New York, NY 10017                                                     LLC, Ameriprise Certificate Company,
Age 58                                                                 RiverSource Service Corporation and Seligman
                                                                       Data Corp. since 2009; Chief Compliance
                                                                       Officer for each of the Seligman funds since
                                                                       2004 and all the funds in the RiverSource
                                                                       Family of Funds since 2009; Anti-Money
                                                                       Laundering Prevention Officer and Identity
                                                                       Theft Prevention Officer for each of the
                                                                       Seligman funds since 2008; Managing Director,
                                                                       J. & W. Seligman & Co. Incorporated and Vice-
                                                                       President for each of the Seligman funds,
                                                                       2004-2008.
--------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                     Money Laundering                    Compliance Director and Anti-Money Laundering
2934 Ameriprise Financial Center   Prevention Officer                  Officer, Ameriprise Financial, Inc. since
Minneapolis, MN 55474              since 2004                          2004; Manager Anti-Money Laundering,
Age 45                                                                 Ameriprise Financial, Inc., 2003-2004;
                                                                       Compliance Director and Bank Secrecy Act
                                                                       Officer, American Express Centurion Bank,
                                                                       2000-2003
--------------------------------------------------------------------------------------------------------------------






RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK
BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 75
considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee held 5 meetings during the last fiscal year.

COMPLIANCE COMMITTEE -- Supports the Funds' maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent Board members on a regular basis to discuss compliance matters. The committee held 5 meetings during the last fiscal year.

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The committee held 6 meetings during the last fiscal year.

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate. The committee held 3 meetings during the fiscal year.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board. The committee held 3 meeting during the last fiscal year.

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 5 meetings during the last fiscal year.

JOINT AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee held 5 meetings during the last fiscal year.

BOARD MEMBER HOLDINGS

The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2008 of all funds overseen by the Board members. All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no Board member owns any shares of Variable Portfolio funds.

                  TABLE 23. BOARD MEMBER HOLDINGS -- ALL FUNDS

Based on net asset values as of Dec. 31, 2008:


                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
                                                                      ALL
BOARD MEMBER                                            FUNDS OVERSEEN BY BOARD MEMBER
----------------------------------------------------------------------------------------------
Kathleen Blatz                                                    Over $100,000
----------------------------------------------------------------------------------------------
Arne H. Carlson                                                   Over $100,000
----------------------------------------------------------------------------------------------
Pamela G. Carlton                                              $50,001-$100,000
----------------------------------------------------------------------------------------------
Patricia M. Flynn                                                Over $100,000*
----------------------------------------------------------------------------------------------
Anne P. Jones                                                     Over $100,000
----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                   Over $100,000
----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                            Over $100,000*
----------------------------------------------------------------------------------------------
John F. Maher                                                    Over $100,000*
----------------------------------------------------------------------------------------------
Catherine James Paglia                                           Over $100,000*
----------------------------------------------------------------------------------------------
Leroy C. Richie                                                   Over $100,000
----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                              Over $100,000
----------------------------------------------------------------------------------------------
William F. Truscott                                               Over $100,000
----------------------------------------------------------------------------------------------



* Includes deferred compensation invested in share equivalents.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 76

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the RiverSource funds in the fiscal year ended Dec. 31, 2008.

                TABLE 24. BOARD MEMBER COMPENSATION -- ALL FUNDS



                                                TOTAL CASH COMPENSATION FROM RIVERSOURCE FUNDS
BOARD MEMBER(A)                                              PAID TO BOARD MEMBER
----------------------------------------------------------------------------------------------
Kathleen Blatz                                                     $177,500
----------------------------------------------------------------------------------------------
Arne H. Carlson                                                     180,000
----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                   165,000
----------------------------------------------------------------------------------------------
Patricia M. Flynn                                                   167,500(b)
----------------------------------------------------------------------------------------------
Anne P. Jones                                                       177,500
----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                     165,000
----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                               400,000(b)
----------------------------------------------------------------------------------------------
John F. Maher                                                        12,917(c)
----------------------------------------------------------------------------------------------
Catherine James Paglia                                              170,000(b)
----------------------------------------------------------------------------------------------
Leroy C. Richie                                                      30,833
----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                167,500
----------------------------------------------------------------------------------------------




   (a) Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board.


   (b) Ms. Flynn, Mr. Lewis and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $82,208, $60,000 and $166,667, respectively. Amount deferred by fund is set forth in Table 25. Additional information regarding the deferred compensation plan is described below.



   (c) The total compensation shown for Mr. Maher through Dec. 31, 2008 is for both RiverSource and Seligman funds, however the portion he elected to defer, in the amount of $1,292, was for Seligman funds only.


The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2008, independent Board members will be paid an annual retainer of $95,000. Committee and subcommittee Chairs will each receive an additional annual retainer of $5,000. In addition, independent Board members will be paid the following fees for attending Board and committee meetings:
$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. In 2008, the Board's Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 77
income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.


COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during the fiscal year ended Dec. 31, 2008.


             TABLE 25. BOARD MEMBER COMPENSATION -- INDIVIDUAL FUNDS



                                                            Aggregate Compensation from Fund
                            -----------------------------------------------------------------------------------------------
                                                                                                                   Taunton-
FUND                         Blatz   Carlson  Carlton   Flynn    Jones   Laikind   Lewis   Maher   Paglia  Richie    Rigby
---------------------------------------------------------------------------------------------------------------------------
Balanced -- total           $ 3,066  $ 3,113  $ 2,848  $ 2,917  $ 3,066  $ 2,848  $ 6,972   $168  $ 2,988  $  449   $ 2,895
Amount deferred                   0        0        0    1,448        0        0    1,060      0    2,949       0         0
---------------------------------------------------------------------------------------------------------------------------
Cash Management -- total      3,713    3,760    3,459    3,547    3,713    3,459    8,229    305    3,668     822     3,506
Amount deferred                   0        0        0    1,753        0        0    1,259      0    3,579       0         0
---------------------------------------------------------------------------------------------------------------------------
Core Equity -- total            632      642      587      600      632      587    1,437     32      611      85       596
Amount deferred                   0        0        0      298        0        0      218      0      601       0         0
---------------------------------------------------------------------------------------------------------------------------
Diversified Bond -- total    11,341   11,484   10,556   10,805   11,341   10,556   25,381    815   11,088   2,127    10,699
Amount deferred                   0        0        0    5,349        0        0    3,872      0   10,859       0         0
---------------------------------------------------------------------------------------------------------------------------
Diversified Equity
Income -- total               8,350    8,464    7,762    7,943    8,350    7,762   18,862    503    8,105   1,319     7,877
Amount deferred                   0        0        0    3,938        0        0    2,870      0    7,963       0         0
---------------------------------------------------------------------------------------------------------------------------
Dynamic Equity -- total       4,993    5,073    4,637    4,749    4,993    4,637   11,419    246    4,854     660     4,716
Amount deferred                   0        0        0    2,358        0        0    1,733      0    4,782       0         0
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets -- total     2,018    2,046    1,878    1,922    2,018    1,878    4,594    129    1,953     333     1,906
Amount deferred                   0        0        0      953        0        0      699      0    1,917       0         0
---------------------------------------------------------------------------------------------------------------------------
Fundamental Value -- total    2,158    2,184    2,010    2,056    2,157    2,010    4,826    153    2,107     402     2,036
Amount deferred                   0        0        0    1,018        0        0      736      0    2,064       0         0
---------------------------------------------------------------------------------------------------------------------------
Global Bond -- total          3,524    3,570    3,282    3,361    3,524    3,281    7,916    262    3,449     672     3,327
Amount deferred                   0        0        0    1,664        0        0    1,208      0    3,376       0         0
---------------------------------------------------------------------------------------------------------------------------
Global Inflation Protected
Securities -- total           2,360    2,389    2,198    2,250    2,360    2,198    5,279    179    2,312     460     2,227
Amount deferred                   0        0        0    1,114        0        0      806      0    2,262       0         0
---------------------------------------------------------------------------------------------------------------------------
Growth -- total               1,033    1,049      959      982    1,033      959    2,357     50      997     133       975
Amount deferred                   0        0        0      487        0        0      358      0      983       0         0
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond -- total      1,833    1,861    1,702    1,742    1,833    1,702    4,165     95    1,775     254     1,730
Amount deferred                   0        0        0      865        0        0      632      0    1,748       0         0
---------------------------------------------------------------------------------------------------------------------------
Income
Opportunities -- total        1,936    1,960    1,803    1,844    1,936    1,803    4,340    137    1,889     354     1,827
Amount deferred                   0        0        0      913        0        0      662      0    1,851       0         0
---------------------------------------------------------------------------------------------------------------------------
International
Opportunity -- total          1,980    2,012    1,837    1,881    1,980    1,837    4,536     97    1,906     252     1,868
Amount deferred                   0        0        0      934        0        0      688      0    1,879       0         0
---------------------------------------------------------------------------------------------------------------------------
Larger-Cap Value -- total        35       35       32       33       35       32       79      2       34       4        33
Amount deferred                   0        0        0       16        0        0       12      0       33       0         0
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth -- total         991    1,006      919      941      991      919    2,263     47      953     121       934
Amount deferred                   0        0        0      467        0        0      343      0      934       0         0
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Value -- total          763      773      709      725      763      709    1,726     45      738     117       719
Amount deferred                   0        0        0      360        0        0      262      0      725       0         0
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index -- total          672      682      623      638      672      623    1,524     35      649      94       633
Amount deferred                   0        0        0      317        0        0      231      0      639       0         0
---------------------------------------------------------------------------------------------------------------------------
Select Value -- total            43       43       39       40       43       40       97      2       41       6        40
Amount deferred                   0        0        0       20        0        0       15      0       40       0         0
---------------------------------------------------------------------------------------------------------------------------



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 78

                                                            Aggregate Compensation from Fund
                            -----------------------------------------------------------------------------------------------
                                                                                                                   Taunton-
FUND                         Blatz   Carlson  Carlton   Flynn    Jones   Laikind   Lewis   Maher   Paglia  Richie    Rigby
---------------------------------------------------------------------------------------------------------------------------
Short Duration U.S.
Government -- total         $ 1,214  $ 1,230  $ 1,130  $ 1,158  $ 1,214  $ 1,130  $ 2,701   $ 92  $ 1,194  $  247   $ 1,146
Amount deferred                   0        0        0      573        0        0      413      0    1,167       0         0
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value -- total      2,485    2,518    2,313    2,368    2,485    2,313    5,605    167    2,427     428     2,347
Amount deferred                   0        0        0    1,173        0        0      854      0    2,381       0         0
---------------------------------------------------------------------------------------------------------------------------
Smaller-Cap Value -- total      252      256      234      240      252      234      577     12      244      32       238
Amount deferred                   0        0        0      119        0        0       88      0      241       0         0
---------------------------------------------------------------------------------------------------------------------------




CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

RiverSource Life and its subsidiaries are the record holders of all outstanding shares of the funds. All shares were purchased and are held by RiverSource Life and its subsidiaries pursuant to instructions from owners of variable annuity and variable life insurance contracts issued by RiverSource Life and its subsidiaries. Accordingly, RiverSource Life disclaimed beneficial ownership of all shares of the funds.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS


In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendant's motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.


In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J.&W. Seligman & Co., Inc. ("Seligman"). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the "Seligman Funds"); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York ("NYAG"). In September 2005, the New York staff of the SEC indicated that it was

RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 79
considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.





In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. and Brian
T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in the funds' Annual Report for the fiscal years ended Dec. 31, 2007 or later were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900. The financial statements for periods ended on or before Dec. 31, 2006 were audited by other auditors. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                  Page 80

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

    - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

    - Nature of and provisions of the obligation.

    - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2008                                                                 Page A-1

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2008                                                                 Page A-2

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2008                                                                 Page A-3

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2008                                                                 Page A-4

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2008                                                                 Page A-5

                                                                      APPENDIX B

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                 Page B-1

                                                                      APPENDIX C

                                 SELIGMAN FUNDS




SELIGMAN CAPITAL FUND, INC.
SELIGMAN CASH MANAGEMENT FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND,
  INC.
SELIGMAN CORE FIXED INCOME FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
  Seligman Emerging Markets Fund
  Seligman Global Smaller Companies Fund
  Seligman Global Growth Fund
  Seligman Global Technology Fund
  Seligman International Growth Fund
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
  Seligman U.S. Government Securities Fund
  Seligman High-Yield Fund
SELIGMAN INCOME AND GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
  Seligman LaSalle Global Real Estate Fund
  Seligman LaSalle Monthly Dividend Real
     Estate Fund
SELIGMAN MUNICIPAL FUND SERIES, INC.
  Seligman National Municipal Class
  Seligman Colorado Municipal Class
  Seligman Georgia Municipal Class
  Seligman Louisiana Municipal Class
  Seligman Maryland Municipal Class
  Seligman Massachusetts Municipal Class
  Seligman Michigan Municipal Class
  Seligman Minnesota Municipal Class
  Seligman Missouri Municipal Class
  Seligman New York Municipal Class
  Seligman Ohio Municipal Class
  Seligman Oregon Municipal Class
  Seligman South Carolina Municipal Class
SELIGMAN MUNICIPAL SERIES TRUST
  Seligman California Municipal High Yield
     Series
  Seligman California Municipal Quality Series
  Seligman Florida Municipal Series
  Seligman North Carolina Municipal Series
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
SELIGMAN PORTFOLIOS, INC.
  Seligman Capital Portfolio
  Seligman Cash Management Portfolio
  Seligman Common Stock Portfolio
  Seligman Communications and Information
     Portfolio
  Seligman Global Technology Portfolio
  Seligman International Growth Portfolio
  Seligman Investment Grade Fixed Income
     Portfolio
  Seligman Large-Cap Value Portfolio
  Seligman Smaller-Cap Value Portfolio
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
  Seligman TargETFund 2045
  Seligman TargETFund 2035
  Seligman TargETFund 2025
  Seligman TargETFund 2015
  Seligman TargETFund Core
SELIGMAN ASSET ALLOCATION SERIES, INC.
  Seligman Asset Allocation Aggressive Growth
     Fund
  Seligman Asset Allocation Balanced Fund
  Seligman Asset Allocation Growth Fund
  Seligman Asset Allocation Moderate Growth
     Fund
SELIGMAN VALUE FUND SERIES, INC.
  Seligman Large-Cap Value Fund
  Seligman Smaller-Cap Value Fund
SELIGMAN LASALLE INTERNATIONAL REAL ESTATE
  FUND, INC.
TRI-CONTINENTAL CORPORATION




                                                             S-6466-20 AG (5/09)


RiverSource Variable Portfolio Funds - Statement of Additional Information - May
1, 2009                                                                      C-1

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Conservative
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (23.7%)
                                     SHARES      VALUE(a)
INTERNATIONAL (3.4%)
RiverSource Disciplined
 International Equity Fund           139,900     $794,633
---------------------------------------------------------

U.S. LARGE CAP (16.7%)
RiverSource Disciplined Equity
 Fund                                486,625    1,970,830
RiverSource Disciplined Large Cap
 Growth Fund                         239,802    1,431,616
RiverSource Disciplined Large Cap
 Value Fund                           76,903      515,253
                                              -----------
Total                                           3,917,699
---------------------------------------------------------

U.S. SMALL-MID CAP (3.6%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 145,709      830,539
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $6,584,528)                             $5,542,871
---------------------------------------------------------



FIXED INCOME FUNDS (53.8%)
                                     SHARES      VALUE(a)
GLOBAL BOND (8.1%)
RiverSource Global Bond Fund         302,583    1,888,117
---------------------------------------------------------

HIGH YIELD (1.9%)
RiverSource High Yield Bond Fund     235,964      453,051
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (8.6%)
RiverSource Inflation Protected
 Securities Fund                     211,252    2,002,670
---------------------------------------------------------

INTERNATIONAL (4.8%)
RiverSource Emerging Markets Bond
 Fund                                146,225    1,128,859
---------------------------------------------------------

INVESTMENT GRADE (30.4%)
RiverSource Diversified Bond Fund  1,628,955    7,102,242
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $13,250,919)                           $12,574,939
---------------------------------------------------------



ALTERNATIVE INVESTMENTS (9.6%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            225,651   $2,236,200
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,219,228)                             $2,236,200
---------------------------------------------------------



CASH EQUIVALENTS (12.9%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund   3,015,325    3,015,325
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $3,015,325)                             $3,015,325
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $25,070,000)                           $23,369,335
=========================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.



--------------------------------------------------------------------------------
30  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Conservative


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $23,369,335        $--           $--      $23,369,335






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  31

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Conservative
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (34.4%)
                                     SHARES      VALUE(a)
INTERNATIONAL (4.1%)
RiverSource Disciplined
 International Equity Fund           168,306     $955,981
---------------------------------------------------------

U.S. LARGE CAP (26.6%)
RiverSource Disciplined Equity
 Fund                                871,915    3,531,256
RiverSource Disciplined Large Cap
 Growth Fund                         351,390    2,097,798
RiverSource Disciplined Large Cap
 Value Fund                           93,628      627,308
                                              -----------
Total                                           6,256,362
---------------------------------------------------------

U.S. SMALL-MID CAP (3.7%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 152,215      867,626
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $10,389,811)                            $8,079,969
---------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (50.4%)
                                     SHARES      VALUE(a)
GLOBAL BOND (3.9%)
RiverSource Global Bond Fund         146,110      911,729
---------------------------------------------------------

HIGH YIELD (2.0%)
RiverSource High Yield Bond Fund     248,266      476,672
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (7.9%)
RiverSource Inflation Protected
 Securities Fund                     195,006    1,848,657
---------------------------------------------------------

INTERNATIONAL (5.0%)
RiverSource Emerging Markets Bond
 Fund                                153,655    1,186,214
---------------------------------------------------------

INVESTMENT GRADE (31.6%)
RiverSource Diversified Bond Fund  1,702,171    7,421,464
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $12,678,741)                           $11,844,736
---------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (9.1%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            216,910   $2,149,576
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,125,907)                             $2,149,576
---------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (6.1%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund   1,426,803    1,426,803
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $1,426,803)                             $1,426,803
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $26,621,262)                           $23,501,084
=========================================================



OTHER (0.1%)
                                     SHARES      VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                              21,661      $21,661
---------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $21,661)                                   $21,661
---------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $21,661)                                   $21,661
---------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $26,642,923)                            $23,522,745
=========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.



--------------------------------------------------------------------------------
32  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Conservative


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $23,501,084        $--           $--      $23,501,084
Investments in unaffiliated funds                            $21,661        $--           $--          $21,661
--------------------------------------------------------------------------------------------------------------
Total                                                    $23,522,745        $--           $--      $23,522,745






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  33

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderate
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (45.2%)
                                     SHARES      VALUE(a)
INTERNATIONAL (6.6%)
RiverSource Disciplined
 International Equity Fund           534,402   $3,035,401
---------------------------------------------------------

U.S. LARGE CAP (35.0%)
RiverSource Disciplined Equity
 Fund                              2,080,274    8,425,111
RiverSource Disciplined Large Cap
 Growth Fund                         885,203    5,284,663
RiverSource Disciplined Large Cap
 Value Fund                          339,191(b) 2,272,583
                                              -----------
Total                                          15,982,357
---------------------------------------------------------

U.S. SMALL-MID CAP (3.6%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 287,500    1,638,748
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $27,849,303)                           $20,656,506
---------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (42.6%)
                                     SHARES      VALUE(a)
GLOBAL BOND (2.7%)
RiverSource Global Bond Fund         200,076    1,248,474
---------------------------------------------------------

HIGH YIELD (1.9%)
RiverSource High Yield Bond Fund     452,948      869,660
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.9%)
RiverSource Inflation Protected
 Securities Fund                     334,468    3,170,756
---------------------------------------------------------

INTERNATIONAL (5.0%)
RiverSource Emerging Markets Bond
 Fund                                296,234    2,286,926
---------------------------------------------------------

INVESTMENT GRADE (26.1%)
RiverSource Diversified Bond Fund  2,728,858   11,897,822
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $21,008,121)                           $19,473,638
---------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (6.5%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            298,086   $2,954,029
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,921,438)                             $2,954,029
---------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (4.3%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund   1,960,598    1,960,598
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $1,960,598)                             $1,960,598
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $53,739,460)                           $45,044,771
=========================================================



OTHER (1.4%)
                                     SHARES      VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                             629,922     $629,922
---------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $629,922)                                 $629,922
---------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $629,922)                                 $629,922
---------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $54,369,382)                            $45,674,693
=========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.



--------------------------------------------------------------------------------
34  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderate


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $45,044,771        $--           $--      $45,044,771
Investments in unaffiliated fund                            $629,922        $--           $--         $629,922
--------------------------------------------------------------------------------------------------------------
Total                                                    $45,674,693        $--           $--      $45,674,693






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  35

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Aggressive
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (54.5%)
                                     SHARES      VALUE(a)
INTERNATIONAL (7.2%)
RiverSource Disciplined
 International Equity Fund           394,921   $2,243,152
---------------------------------------------------------

U.S. LARGE CAP (42.3%)
RiverSource Disciplined Equity
 Fund                              1,827,306    7,400,590
RiverSource Disciplined Large Cap
 Growth Fund                         702,757    4,195,458
RiverSource Disciplined Large Cap
 Value Fund                          247,255(b) 1,656,610
                                              -----------
Total                                          13,252,658
---------------------------------------------------------

U.S. SMALL-MID CAP (5.0%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 274,949    1,567,209
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $23,393,715)                           $17,063,019
---------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (37.1%)
                                     SHARES      VALUE(a)
GLOBAL BOND (2.6%)
RiverSource Global Bond Fund         128,965      804,740
---------------------------------------------------------

HIGH YIELD (2.0%)
RiverSource High Yield Bond Fund     323,815      621,726
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (5.8%)
RiverSource Inflation Protected
 Securities Fund                     191,366    1,814,153
---------------------------------------------------------

INTERNATIONAL (5.2%)
RiverSource Emerging Markets Bond
 Fund                                211,113    1,629,791
---------------------------------------------------------

INVESTMENT GRADE (21.5%)
RiverSource Diversified Bond Fund  1,546,637    6,743,335
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $12,633,531)                           $11,613,745
---------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (4.7%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            148,888   $1,475,481
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $1,460,992)                             $1,475,481
---------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (3.1%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund     979,283      979,283
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $979,283)                                 $979,283
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $38,467,521)                           $31,131,528
=========================================================



OTHER (0.6%)
                                     SHARES      VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                             181,224     $181,224
---------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $181,224)                                 $181,224
---------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $181,224)                                 $181,224
---------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $38,648,745)                            $31,312,752
=========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.



--------------------------------------------------------------------------------
36  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Aggressive


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $31,131,528        $--           $--      $31,131,528
Investments in unaffiliated funds                           $181,224        $--           $--         $181,224
--------------------------------------------------------------------------------------------------------------
Total                                                    $31,312,752        $--           $--      $31,312,752






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  37

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Aggressive
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (66.5%)
                                      SHARES    VALUE(a)
INTERNATIONAL (7.7%)
RiverSource Disciplined
 International Equity Fund           152,341    $865,299
--------------------------------------------------------

U.S. LARGE CAP (50.1%)
RiverSource Disciplined Equity Fund  752,037   3,045,752
RiverSource Disciplined Large Cap
 Growth Fund                         362,992   2,167,060
RiverSource Disciplined Large Cap
 Value Fund                           68,240     457,209
                                              ----------
Total                                          5,670,021
--------------------------------------------------------

U.S. SMALL-MID CAP (8.7%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 171,656     978,437
--------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $9,678,305)                            $7,513,757
--------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (28.4%)
                                      SHARES    VALUE(a)
GLOBAL BOND (2.1%)
RiverSource Global Bond Fund          38,441     239,872
--------------------------------------------------------

HIGH YIELD (1.9%)
RiverSource High Yield Bond Fund     109,582     210,397
--------------------------------------------------------

INFLATION PROTECTED SECURITIES (5.0%)
RiverSource Inflation Protected
 Securities Fund                      59,352     562,660
--------------------------------------------------------

INTERNATIONAL (5.4%)
RiverSource Emerging Markets Bond
 Fund                                 78,655     607,219
--------------------------------------------------------

INVESTMENT GRADE (14.0%)
RiverSource Diversified Bond Fund    363,813   1,586,223
--------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $3,443,184)                            $3,206,371
--------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (2.8%)
                                      SHARES    VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund             32,208    $319,182
--------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $318,070)                                $319,182
--------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (1.9%)
                                      SHARES    VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund     211,825     211,825
--------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $211,825)                                $211,825
--------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $13,651,385)                          $11,251,135
========================================================



OTHER (0.5%)
                                      SHARES    VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                              53,023     $53,023
--------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $53,023)                                  $53,023
--------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $53,023)                                  $53,023
--------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $13,704,408)                           $11,304,158
========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.



--------------------------------------------------------------------------------
38  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Aggressive


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $11,251,135        $--           $--      $11,251,135
Investments in unaffiliated fund                             $53,023        $--           $--          $53,023
--------------------------------------------------------------------------------------------------------------
Total                                                    $11,304,158        $--           $--      $11,304,158






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  39

STATEMENTS OF ASSETS AND LIABILITIES -------------------------------------------


                                                   DISCIPLINED ASSET             DISCIPLINED ASSET             DISCIPLINED ASSET
                                               ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --
DEC. 31, 2008                                        CONSERVATIVE             MODERATELY CONSERVATIVE              MODERATE
ASSETS
Investments in funds, at value
  Affiliated funds (identified cost
  $25,070,000, $26,621,262 and
  $53,739,460, respectively)                          $23,369,335                   $23,501,084                   $45,044,771
  Unaffiliated funds (identified cost
  $--, $21,661 and $629,922,
  respectively)                                                --                        21,661                       629,922
-----------------------------------------------------------------------------------------------------------------------------------
Total investments (identified cost
  $25,070,000, $26,642,923 and
  $54,369,382, respectively)                           23,369,335                    23,522,745                    45,674,693
Capital shares receivable                                  12,680                        37,043                       174,214
Dividends receivable                                       14,362                        14,560                        23,718
Receivable for investments sold                            37,973                            --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                           23,434,350                    23,574,348                    45,872,625
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                             20,621                            --                            --
Capital shares payable                                     23,677                        18,766                        34,778
Payable for investments purchased                              --                        12,382                       127,732
Accrued distribution fees                                   5,124                         5,045                         9,453
Accrued transfer agency fees                                1,230                         1,211                         2,269
Accrued administration services fees                          410                           404                           756
Other accrued expenses                                     16,481                        15,498                        17,408
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                          67,543                        53,306                       192,396
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding
  shares                                              $23,366,807                   $23,521,042                   $45,680,229
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest               2,773,328                     2,957,936                     6,020,370
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $      8.43                   $      7.95                   $      7.59
-----------------------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


                                                                   DISCIPLINED ASSET             DISCIPLINED ASSET
                                                               ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --
DEC. 31, 2008                                                    MODERATELY AGGRESSIVE              AGGRESSIVE
ASSETS
Investments in funds, at value
  Affiliated funds (identified cost $38,467,521 and
  $13,651,385, respectively)                                          $31,131,528                   $11,251,135
  Unaffiliated funds (identified cost $181,224 and
  $53,023, respectively)                                                  181,224                        53,023
---------------------------------------------------------------------------------------------------------------------
Total investments (identified cost $38,648,745 and
  $13,704,408, respectively)                                           31,312,752                    11,304,158
Capital shares receivable                                                 184,026                        21,030
Dividends receivable                                                       13,978                         3,537
Receivable for investments sold                                                --                        10,308
---------------------------------------------------------------------------------------------------------------------
Total assets                                                           31,510,756                    11,339,033
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                     24,923                        28,484
Payable for investments purchased                                         150,912                            --
Accrued distribution fees                                                   6,621                         2,310
Accrued transfer agency fees                                                1,589                           554
Accrued administration services fees                                          530                           185
Other accrued expenses                                                     16,461                        15,074
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         201,036                        46,607
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                           $31,309,720                   $11,292,426
---------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                               4,265,349                     1,597,123
---------------------------------------------------------------------------------------------------------------------
Net asset value per share                                             $      7.34                   $      7.07
---------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
40  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

STATEMENTS OF OPERATIONS -------------------------------------------------------


                                                                  DISCIPLINED ASSET         DISCIPLINED ASSET
                                                              ALLOCATION PORTFOLIOS --  ALLOCATION PORTFOLIOS --
                                                                    CONSERVATIVE         MODERATELY CONSERVATIVE
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated funds                 $436,525                  $453,340
----------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                                         19,209                    24,013
Transfer agency fees                                                       4,610                     5,763
Administrative services fees                                               1,537                     1,921
Custodian fees                                                             5,207                     5,289
Printing and postage                                                      10,517                    10,599
Professional fees                                                         24,445                    24,445
Other                                                                        249                       245
----------------------------------------------------------------------------------------------------------------
Total expenses                                                            65,774                    72,275
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                      (34,269)                  (32,892)
----------------------------------------------------------------------------------------------------------------
Total net expenses                                                        31,505                    39,383
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          405,020                   413,957
----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                                 (794,729)               (1,420,761)
  Capital gain distributions from underlying affiliated
    funds                                                                100,506                   149,390
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (694,223)               (1,271,371)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                             (1,700,880)               (3,120,403)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       (2,395,103)               (4,391,774)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        $(1,990,083)              $(3,977,817)
----------------------------------------------------------------------------------------------------------------
                                                                  DISCIPLINED ASSET
                                                              ALLOCATION PORTFOLIOS --
                                                                      MODERATE
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated funds                 $874,751
--------------------------------------------------------------------------------------
Expenses:
Distribution fees                                                         46,130
Transfer agency fees                                                      11,071
Administrative services fees                                               3,690
Custodian fees                                                             5,494
Printing and postage                                                      10,600
Professional fees                                                         24,445
Other                                                                        246
--------------------------------------------------------------------------------------
Total expenses                                                           101,676
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                      (26,020)
--------------------------------------------------------------------------------------
Total net expenses                                                        75,656
--------------------------------------------------------------------------------------
Investment income (loss) -- net                                          799,095
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                               (1,035,089)
  Capital gain distributions from underlying affiliated
    funds                                                                328,631
--------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (706,458)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                             (8,694,912)
--------------------------------------------------------------------------------------
Net gain (loss) on investments                                       (9,401,370)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        $(8,602,275)
--------------------------------------------------------------------------------------



(a) Date the Funds became available.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  41

STATEMENT OF OPERATIONS (continued) --------------------------------------------


                                                                       DISCIPLINED ASSET         DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --  ALLOCATION PORTFOLIOS --
                                                                     MODERATELY AGGRESSIVE          AGGRESSIVE
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated funds                      $639,548                  $209,036
---------------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                                              35,758                    11,484
Transfer agency fees                                                            8,582                     2,756
Administrative services fees                                                    2,860                       919
Custodian fees                                                                  5,289                     1,784
Printing and postage                                                           10,600                    10,600
Professional fees                                                              24,445                    24,445
Other                                                                             245                       245
---------------------------------------------------------------------------------------------------------------------
Total expenses                                                                 87,779                    52,233
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                               (29,134)                  (33,398)
---------------------------------------------------------------------------------------------------------------------
Total net expenses                                                             58,645                    18,835
---------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                               580,903                   190,201
---------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                                      (995,825)                 (483,640)
  Capital gain distributions from underlying affiliated funds                 275,589                   105,659
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     (720,236)                 (377,981)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                  (7,336,211)               (2,400,453)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                            (8,056,447)               (2,778,434)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $(7,475,544)              $(2,588,233)
---------------------------------------------------------------------------------------------------------------------



(a) Date the Funds became available.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
42  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                       DISCIPLINED ASSET          DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008                       CONSERVATIVE         MODERATELY CONSERVATIVE
OPERATIONS
Investment income (loss) -- net                                           $   405,020                $   413,957
Net realized gain (loss) on investments                                      (694,223)                (1,271,371)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                   (1,700,880)                (3,120,403)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (1,990,083)                (3,977,817)
-----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                        30,989,340                 33,510,884
Payments for redemptions                                                   (5,732,674)                (6,112,258)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                  25,256,666                 27,398,626
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    23,266,583                 23,420,809
Net assets at beginning of period                                             100,224(b)                 100,233(c)
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                               $23,366,807                $23,521,042
-----------------------------------------------------------------------------------------------------------------------
                                                                       DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008                         MODERATE
OPERATIONS
Investment income (loss) -- net                                           $   799,095
Net realized gain (loss) on investments                                      (706,458)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                   (8,694,912)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (8,602,275)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                        58,953,513
Payments for redemptions                                                   (4,771,238)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                  54,182,275
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    45,580,000
Net assets at beginning of period                                             100,229(d)
--------------------------------------------------------------------------------------------
Net assets at end of period                                               $45,680,229
--------------------------------------------------------------------------------------------



(a) Date the Funds became available.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $227, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $236, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(d) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $232, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                       DISCIPLINED ASSET          DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008                  MODERATELY AGGRESSIVE            AGGRESSIVE
OPERATIONS
Investment income (loss) -- net                                           $   580,903                $   190,201
Net realized gain (loss) on investments                                      (720,236)                  (377,981)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                   (7,336,211)                (2,400,453)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (7,475,544)                (2,588,233)
-----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                        42,273,098                 15,481,561
Payments for redemptions                                                   (3,588,056)                (1,701,108)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                  38,685,042                 13,780,453
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    31,209,498                 11,192,220
Net assets at beginning of period                                             100,222(b)                 100,206(c)
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                               $31,309,720                $11,292,426
-----------------------------------------------------------------------------------------------------------------------


(a) Date the Funds became available.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $225, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $209, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS -----------------------------------------------------------



DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal ended Dec. 31,                             2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (1.73)
----------------------------------------------------------
Total from investment operations                     (1.59)
----------------------------------------------------------
Net asset value, end of period                       $8.43
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $23
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .86%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         5.27%(d)
----------------------------------------------------------
Portfolio turnover rate                                48%
----------------------------------------------------------
Total return(f)                                    (15.93%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal ended Dec. 31,                             2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (2.21)
----------------------------------------------------------
Total from investment operations                     (2.07)
----------------------------------------------------------
Net asset value, end of period                       $7.95
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $24
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .75%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.31%(d)
----------------------------------------------------------
Portfolio turnover rate                                51%
----------------------------------------------------------
Total return(f)                                    (20.67%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.



--------------------------------------------------------------------------------
44  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------





DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .13
Net gains (losses) (both realized and
 unrealized)                                         (2.56)
----------------------------------------------------------
Total from investment operations                     (2.43)
----------------------------------------------------------
Net asset value, end of period                       $7.59
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $46
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .55%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.33%(d)
----------------------------------------------------------
Portfolio turnover rate                                24%
----------------------------------------------------------
Total return(f)                                    (24.29%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.



DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (2.82)
----------------------------------------------------------
Total from investment operations                     (2.68)
----------------------------------------------------------
Net asset value, end of period                       $7.34
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $31
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .61%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.06%(d)
----------------------------------------------------------
Portfolio turnover rate                                27%
----------------------------------------------------------
Total return(f)                                    (26.76%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.



--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------





DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12
Net gains (losses) (both realized and
 unrealized)                                         (3.07)
----------------------------------------------------------
Total from investment operations                     (2.95)
----------------------------------------------------------
Net asset value, end of period                       $7.07
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $11
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                             1.14%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.14%(d)
----------------------------------------------------------
Portfolio turnover rate                                37%
----------------------------------------------------------
Total return(f)                                    (29.45%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.





--------------------------------------------------------------------------------
46  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is series of RiverSource Variable Series Trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying affiliated funds* for which RiverSource Investments, LLC (RiverSource Investments) or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the Investment Manager for the Funds. For each Fund, on April 28, 2008, the Investment Manager purchased 10,000 shares of capital stock at $10 per share, which represented the initial capital in each Fund.

The primary objectives of each Fund are as follows:

Disciplined Asset Allocation Portfolios - Conservative (Conservative) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter term investment horizon.

Disciplined Asset Allocation Portfolios - Moderately Conservative (Moderately Conservative) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon.

Disciplined Asset Allocation Portfolios - Moderate (Moderate) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon.

Disciplined Asset Allocation Portfolios - Moderately Aggressive (Moderately Aggressive) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

Disciplined Asset Allocation Portfolios - Aggressive (Aggressive) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer term investment horizon.

You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

* For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds' most recent prospectus.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective May 1, 2008, each Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to each Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

Investments in the underlying funds are valued at their net asset value at the close of each business day.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


FEDERAL TAXES
Each Fund is treated as a partnership for federal income tax purposes, and does not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of each Fund's income and losses. The components of each Fund's net assets are reported at the partner level for tax purposes, and therefore, are not presented on Statements of Assets and Liabilities. For the period ended Dec. 31, 2008, there were no distributions.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENTS
Each Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Dec. 31, 2008, the Funds did not own nor were they a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of Dec. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

OTHER
Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

2. EXPENSES

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at an annual rate of 0.02% of each Fund's average daily net assets.

COMPENSATION TO BOARD MEMBERS
Compensation to the Board of Trustees (the Board) members and certain other core expenses are paid directly by the underlying funds in which each Fund invests.

TRANSFER AGENCY FEES
The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all Disciplined Asset Allocation Portfolios at an annual rate of 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES
The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.25% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
48  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


UNDERLYING FUND FEES
In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests (also referred to as "acquired funds"). Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the period ended Dec. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of underlying funds) were as follows:

FUND                                                                          PERCENTAGE
----------------------------------------------------------------------------------------
Conservative                                                                     0.41%
Moderately Conservative                                                          0.41%
Moderate                                                                         0.41%
Moderately Aggressive                                                            0.41%
Aggressive                                                                       0.41%


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of underlying funds) will not exceed 0.41% of each Fund's average daily net assets.

CUSTODIAN FEES
Effective Dec. 15, 2008, each Fund pays custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, each Fund paid custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investments in underlying affiliated funds aggregated for the period from May 1, 2008 (date the Funds became available) to Dec. 31, 2008 for each Fund are as follows:

FUND                                                                  PURCHASES    PROCEEDS
--------------------------------------------------------------------------------------------
Conservative                                                         $31,332,507  $5,567,774
Moderately Conservative                                               35,289,838   7,347,812
Moderate                                                              61,286,347   6,611,794
Moderately Aggressive                                                 45,093,411   5,730,061
Aggressive                                                            16,575,370   2,540,341


Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares for the period from May 1, 2008 (date the Funds became available) to Dec. 31, 2008 are as follows:

                                                                                        NET
FUND                                                          SOLD    REDEEMED  INCREASE (DECREASE)
---------------------------------------------------------------------------------------------------
Conservative                                               3,435,775  (672,447)      2,763,328
Moderately Conservative                                    3,700,841  (752,905)      2,947,936
Moderate                                                   6,595,046  (584,676)      6,010,370
Moderately Aggressive                                      4,697,200  (441,851)      4,255,349
Aggressive                                                 1,803,237  (216,114)      1,587,123


5. INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At Dec. 31, 2008, each Fund held the following positions, which exceed 5% of the underlying fund's shares outstanding:

Moderate

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund                                     10.58%




--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Moderately Aggressive

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund                                     7.70%


6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor

--------------------------------------------------------------------------------
50  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE:
We have audited the accompanying statements of assets and liabilities, including the schedule of investments in funds, of Disciplined Asset Allocation
Portfolios - Conservative, Disciplined Asset Allocation Portfolios - Moderately Conservative, Disciplined Asset Allocation Portfolios - Moderate, Disciplined Asset Allocation Portfolios - Moderately Aggressive, Disciplined Asset Allocation Portfolios - Aggressive (the Funds) (five of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2008, and the related statements of operations, changes in net assets, and the financial highlights for the period from May 1, 2008 (date the Funds became available) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2008, and the results of their operations, changes in their net assets and the financial highlights for the period from May 1, 2008, (date the Funds became available) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 20, 2009


--------------------------------------------------------------------------------
52  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
RiverSource Variable Portfolio Funds


                                                             RIVERSOURCE    RIVERSOURCE    RIVERSOURCE
                                                            PARTNERS VP -  PARTNERS VP -  PARTNERS VP -
                                                             FUNDAMENTAL       SELECT       SMALL CAP
DEC. 31, 2008                                                 VALUE FUND     VALUE FUND     VALUE FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $1,104,207,861, $16,163,184
    and $1,109,401,813)                                      $765,355,233   $11,779,858    $823,229,133
  Affiliated money market fund
    (identified cost $75,846,674, $761,084 and
    $105,969,506)                                              75,846,674       761,084     105,969,506
-------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $1,180,054,535, $16,924,268 and
    $1,215,371,319)                                           841,201,907    12,540,942     929,198,639
Cash                                                                   --            --         209,573
Capital shares receivable                                         822,370         1,173         656,101
Receivable for investment securities sold                       1,029,490       192,215         951,596
Dividends and accrued interest receivable                         881,108        34,709       1,213,047
-------------------------------------------------------------------------------------------------------
Total assets                                                  843,934,875    12,769,039     932,228,956
-------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                         --       455,003              --
Capital shares payable                                            782,484        17,912         824,687
Payable for investment securities purchased                            --       188,964      14,153,821
Accrued investment management services fees                       523,512         7,973         726,449
Accrued distribution fees                                          90,823         1,278          96,737
Accrued transfer agency fees                                       43,594           613          46,432
Accrued administrative services fees                               42,215           613          60,297
Other accrued expenses                                            109,070        76,489          99,930
-------------------------------------------------------------------------------------------------------
Total liabilities                                               1,591,698       748,845      16,008,353
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                  $842,343,177   $12,020,194    $916,220,603
=======================================================================================================

REPRESENTED BY
Partners' capital                                            $842,343,177   $12,020,194    $916,220,603
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                         $842,343,177   $12,020,194    $916,220,603
=======================================================================================================
Outstanding shares of beneficial interest                     123,495,666     1,790,040     102,008,542
-------------------------------------------------------------------------------------------------------
Net asset value per share                                    $       6.82   $      6.72    $       8.98
-------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  93

RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                                       BALANCED            CASH           DIVERSIFIED
                                                                         FUND           MANAGEMENT           BOND
DEC. 31, 2008                                                                              FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $1,150,573,221, $1,708,144,201 and
    $5,421,018,680)                                                  $  965,671,987    $1,708,143,958    $5,068,244,086
  Affiliated money market fund
    (identified cost $26,808,129, $-- and $113,444,798)                  26,808,129                --       113,444,798
-----------------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $1,177,381,350, $1,708,144,201 and
  $5,534,463,478)                                                       992,480,116     1,708,143,958     5,181,688,884
Cash                                                                             --           491,161                --
Capital shares receivable                                                     1,910           202,489         1,997,895
Receivable for investment securities sold                                 5,138,041                --        52,165,540
Dividends and accrued interest receivable                                 5,202,389           541,001        50,571,283
Variation margin receivable on futures contracts                            459,342                --        10,243,517
Unrealized appreciation on swap transactions                                221,679                --         1,434,596
Unrealized appreciation on forward foreign currency contracts                    --                --         2,332,334
Prepaid expenses                                                                 --           267,065                --
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                          1,003,503,477     1,709,645,674     5,300,434,049
-----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                             128,814                --            64,943
Dividends payable to shareholders                                                --        28,976,864                --
Capital shares payable                                                    1,676,735         6,856,105         5,533,457
Payable for investment securities purchased                               5,152,604                --        52,835,179
Payable for securities purchased on a forward-commitment basis           74,904,424                --       757,803,687
Unrealized depreciation on forward foreign currency contracts                    --                --         1,351,459
Accrued investment management services fees                                 433,538           489,629         1,735,208
Accrued distribution fees                                                   102,249           190,660           493,815
Accrued transfer agency fees                                                 49,078            91,514           237,025
Accrued administrative services fees                                         47,243            83,024           231,335
Other accrued expenses                                                      208,395           152,742           538,752
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                        82,703,080        36,840,538       820,824,860
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                          $  920,800,397    $1,672,805,136    $4,479,609,189
=======================================================================================================================


REPRESENTED BY
Shares of beneficial interest -- $.01 par value                      $           --    $   16,743,562    $    4,571,816
Additional paid-in capital                                                       --     1,656,850,428     4,849,394,139
Undistributed net investment income                                              --                --       207,266,456
Accumulated net realized gain (loss)                                             --          (788,611)     (184,591,606)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                                     --              (243)     (397,031,616)
Partners' capital                                                       920,800,397                --                --
-----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding shares    $  920,800,397    $1,672,805,136    $4,479,609,189
=======================================================================================================================
Outstanding shares of beneficial interest                                93,072,333     1,674,356,246       457,181,616
-----------------------------------------------------------------------------------------------------------------------
Net asset value per share                                            $         9.89    $         1.00    $         9.80
-----------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
94  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  RIVERSOURCE VP -    RIVERSOURCE VP -
                                                          DIVERSIFIED         GLOBAL         GLOBAL INFLATION
                                                         EQUITY INCOME         BOND        PROTECTED SECURITIES
DEC. 31, 2008                                                FUND              FUND                FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $3,754,370,124,
    $1,403,002,567 and $1,013,251,889)                  $2,653,071,675    $1,376,675,315       $944,627,533
  Affiliated money market fund
    (identified cost $107,177,363,
    $41,649,735 and $22,636,065)                           107,177,363        41,649,735         22,636,065
---------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $3,861,547,487,
  $1,444,652,302 and $1,035,887,954)                     2,760,249,038     1,418,325,050        967,263,598
Cash                                                            77,786                --                 --
Capital shares receivable                                    1,196,567           516,430            506,656
Foreign currency holdings (identified cost
  $--, $5,732,502 and $1,089,845)                                   --         5,852,748          1,143,507
Receivable for investment securities sold                    2,149,608            61,133                 --
Dividends and accrued interest receivable                    6,370,291        19,861,287          8,244,799
Variation margin receivable on future
  contracts                                                         --           343,994            876,735
Unrealized appreciation on forward foreign
  currency contracts                                                --           481,849          8,697,006
---------------------------------------------------------------------------------------------------------------
Total assets                                             2,770,043,290     1,445,442,491        986,732,301
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                     --             9,384                 --
Capital shares payable                                       2,583,133         2,062,542          1,235,752
Payable for investment securities purchased                         --                --             55,005
Payable for securities purchased on a
  forward-commitment basis                                          --           174,653                 --
Unrealized depreciation on forward foreign
  currency contracts                                                --         2,324,599          2,059,524
Accrued investment management services fees                  1,386,096           835,445            383,224
Accrued distribution fees                                      299,653           157,075            108,870
Accrued transfer agency fees                                   143,830            75,394             52,256
Accrued administrative services fees                           126,621            94,725             58,868
Other accrued expenses                                         392,018           217,256            126,296
---------------------------------------------------------------------------------------------------------------
Total liabilities                                            4,931,351         5,951,073          4,079,795
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares             $2,765,111,939    $1,439,491,418       $982,652,506


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                 $           --    $    1,370,299       $    977,106
Additional paid-in capital                                          --     1,500,836,639        988,448,408
Undistributed (excess of distributions over)
  net investment income                                             --       (18,342,353)        66,743,236
Accumulated net realized gain (loss)                                --       (14,759,281)        (9,365,025)
Unrealized appreciation (depreciation) on
  investments  and on translation of assets
  and liabilities in foreign currencies                             --       (29,613,886)       (64,151,219)
Partners' capital                                        2,765,111,939                --                 --
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable
  to outstanding shares                                 $2,765,111,939    $1,439,491,418       $982,652,506
===============================================================================================================
Outstanding shares of beneficial interest                  312,646,669       137,029,897         97,710,643
---------------------------------------------------------------------------------------------------------------
Net asset value per share                               $         8.84    $        10.50       $      10.06
---------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  95

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             GROWTH          HIGH YIELD          INCOME
                                                              FUND              BOND          OPPORTUNITIES
DEC. 31, 2008                                                                   FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $299,709,882,
    $714,493,298 and $898,823,995)                        $258,831,936      $ 486,785,511     $ 707,804,188
  Affiliated money market fund
    (identified cost $16,410,939, $40,828,495
    and $48,887,210)                                        16,410,939         40,828,495        48,887,210
------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $316,120,821, $755,321,793
  and $947,711,205)                                        275,242,875        527,614,006       756,691,398
Cash                                                            10,743            127,011                --
Capital shares receivable                                      117,473             89,071           634,269
Receivable for investment securities sold                      273,736          4,820,673         6,177,003
Dividends and accrued interest receivable                      406,220         14,496,491        18,514,488
Other receivable                                                    --             91,484                --
------------------------------------------------------------------------------------------------------------
Total assets                                               276,051,047        547,238,736       782,017,158
------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                     --                 --           217,644
Capital shares payable                                         318,756            779,166           712,910
Payable for investment securities purchased                         --          2,119,332         4,326,435
Payable for securities purchased on a forward-
  commitment basis                                                  --         21,196,547        20,508,944
Accrued investment management services fees                    145,207            270,857           393,335
Accrued distribution fees                                       30,251             57,385            80,601
Accrued transfer agency fees                                    14,520             27,544            38,688
Accrued administrative services fees                            14,520             32,092            44,168
Other accrued expenses                                         105,601            186,326           156,619
Collateral and deposits payable                                 74,000                 --                --
------------------------------------------------------------------------------------------------------------
Total liabilities                                              702,855         24,669,249        26,479,344
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares               $275,348,192      $ 522,569,487     $ 755,537,814


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                   $         --      $   1,080,501     $     945,657
Additional paid-in capital                                          --        976,635,852       951,758,052
Undistributed net investment income                                 --         67,480,091        61,723,153
Accumulated net realized gain (loss)                                --       (295,010,654)      (67,869,241)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities
  in foreign currencies                                             --       (227,616,303)     (191,019,807)
Partners' capital                                          275,348,192                 --                --
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                      $275,348,192      $ 522,569,487     $ 755,537,814
============================================================================================================
Outstanding shares of beneficial interest                   64,800,619        108,050,088        94,565,712
------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $       4.25      $        4.84     $        7.99
------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
96  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                            LARGE CAP         LARGE CAP          MID CAP
                                                             EQUITY             VALUE            GROWTH
DEC. 31, 2008                                                 FUND              FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $1,621,233,442,
    $10,203,069 and $403,275,925)                        $1,334,105,731      $9,740,992       $247,161,690
  Affiliated money market fund
    (identified cost $13,332,828, $27,040 and
    $7,596,718)                                              13,332,828          27,040          7,596,718
------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $1,634,566,270, $10,230,109
  and $410,872,643)                                       1,347,438,559       9,768,032        254,758,408
Cash                                                             26,287              --                 --
Capital shares receivable                                        28,655           1,880             40,923
Receivable for investment securities sold                     1,148,371             836          2,435,244
Dividends and accrued interest receivable                     3,182,800          26,813            358,857
Variation margin receivable on futures
  contracts                                                     188,065              --                 --
------------------------------------------------------------------------------------------------------------
Total assets                                              1,352,012,737       9,797,561        257,593,432
------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                      --              --              2,225
Capital shares payable                                        2,123,559          31,620            420,123
Payable for investment securities purchased                          --              --            641,257
Accrued investment management services fees                     707,578           5,071            153,398
Accrued distribution fees                                       148,921           1,057             27,393
Accrued administrative services fees                             66,329             507             13,148
Accrued transfer agency fees                                     71,480             507             13,148
Other accrued expenses                                          303,887          35,375             94,619
------------------------------------------------------------------------------------------------------------
Total liabilities                                             3,421,754          74,137          1,365,311
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares              $1,348,590,983      $9,723,424       $256,228,121


REPRESENTED BY
Partners' capital                                        $1,348,590,983      $9,723,424       $256,228,121
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                     $1,348,590,983      $9,723,424       $256,228,121
============================================================================================================
Outstanding shares of beneficial interest                   101,682,869       1,475,094         36,388,450
------------------------------------------------------------------------------------------------------------
Net asset value per share                                $        13.26      $     6.59       $       7.04
------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  97

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             MID CAP           S&P 500       SHORT DURATION
                                                              VALUE             INDEX        U.S. GOVERNMENT
DEC. 31, 2008                                                 FUND              FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $360,116,450,
    $231,835,219 and $522,160,665)                        $241,471,198      $188,346,141      $502,400,765
  Affiliated money market fund
    (identified cost $7,669,622, $4,698,122
    and $35,398,722)                                         7,669,622         4,698,122        35,398,722
------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $367,786,072, $236,533,341
  and $557,559,387)                                        249,140,820       193,044,263       537,799,487
Capital shares receivable                                      211,761             6,489            93,299
Cash                                                             1,292            68,613                --
Receivable for investment securities sold                   14,731,155                --         6,832,195
Dividends and accrued interest receivable                      564,148           433,129         1,957,328
Variation margin receivable on futures
  contracts                                                         --            62,658           666,408
------------------------------------------------------------------------------------------------------------
Total assets                                               264,649,176       193,615,152       547,348,717
------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                     --                --           122,011
Capital shares payable                                         208,617           263,179           936,523
Payable for investment securities purchased                 16,756,401                --         7,829,184
Payable for securities purchased on a forward-
  commitment basis                                                  --                --        34,910,936
Accrued investment management services fees                    148,650            37,495           219,557
Accrued distribution fees                                       26,545            21,304            57,176
Accrued transfer agency fees                                    12,741            10,226            27,444
Accrued administrative services fees                            12,741            10,226            31,986
Other accrued expenses                                          88,734            83,492           133,704
------------------------------------------------------------------------------------------------------------
Total liabilities                                           17,254,429           425,922        44,268,521
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares               $247,394,747      $193,189,230      $503,080,196


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                   $         --      $         --      $    505,594
Additional paid-in capital                                          --                --       526,496,171
Undistributed net investment income                                 --                --        15,155,381
Accumulated net realized gain (loss)                                --                --       (16,601,499)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities
  in foreign currencies                                             --                --       (22,475,451)
Partners' capital                                          247,394,747       193,189,230                --
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                      $247,394,747      $193,189,230      $503,080,196
============================================================================================================
Outstanding shares of beneficial interest                   39,012,277        32,428,072        50,559,396
------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $       6.34      $       5.96      $       9.95
------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
98  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  THREADNEEDLE VP -  THREADNEEDLE VP -
                                                           SMALL CAP          EMERGING        INTERNATIONAL
                                                           ADVANTAGE          MARKETS          OPPORTUNITY
DEC. 31, 2008                                                FUND               FUND               FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $58,378,930,
    $785,803,643 and $654,720,257)                        $68,209,369      $  682,360,944     $ 525,320,721
  Affiliated money market fund
    (identified cost $1,979,524, $20,471,243
    and $5,849,010)                                         1,979,524          20,471,243         5,849,010
-------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $60,358,454, $806,274,886
  and $660,569,267)                                        70,188,893         702,832,187       531,169,731
Foreign currency holdings (identified cost
  $ -- , $10,378,192 and $2,000,812)                               --          10,460,151         2,002,467
Capital shares receivable                                      54,539             568,305            23,629
Receivable for investment securities sold                          --              36,502         2,978,115
Dividends receivable                                           16,041             921,727           751,425
Unrealized appreciation on forward foreign
  currency contracts                                               --                  --             8,462
Reclaims receivable                                                --                  --         1,282,437
-------------------------------------------------------------------------------------------------------------
Total assets                                               70,259,473         714,818,872       538,216,266
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                   227              25,757                --
Capital shares payable                                         94,137             711,444         1,027,610
Payable for investment securities purchased                 1,632,976                  --         1,474,883
Accrued investment management services fees                    45,622             665,581           362,477
Accrued distribution fees                                       7,219              76,894            57,608
Accrued transfer agency fees                                    3,465              36,908            27,651
Accrued administrative services fees                            4,620              48,390            36,803
Other accrued expenses                                         73,696             354,291           200,274
-------------------------------------------------------------------------------------------------------------
Total liabilities                                           1,861,962           1,919,265         3,187,306
-------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares               $68,397,511      $  712,899,607     $ 535,028,960


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                   $        --      $      813,667     $     623,856
Additional paid-in capital                                         --       1,098,969,128       971,226,752
Undistributed (excess of distributions over)
  net investment income                                            --             140,311           410,533
Accumulated net realized gain (loss)                               --        (283,677,607)     (308,049,318)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and
  liabilities in foreign currencies                                --        (103,345,892)     (129,182,863)
Partners' capital                                          68,397,511                  --                --
-------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable
  to outstanding shares                                   $68,397,511      $  712,899,607     $ 535,028,960
=============================================================================================================
Outstanding shares of beneficial interest                  10,534,680          81,366,711        62,385,595
-------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $      6.49      $         8.76     $        8.58
-------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  99

STATEMENTS OF OPERATIONS
RiverSource Variable Portfolio Funds


                                                            RIVERSOURCE    RIVERSOURCE    RIVERSOURCE
                                                           PARTNERS VP -  PARTNERS VP -  PARTNERS VP -
                                                            FUNDAMENTAL       SELECT       SMALL CAP
YEAR ENDED DEC. 31, 2008                                     VALUE FUND     VALUE FUND     VALUE FUND
INVESTMENT INCOME
Income:
Dividends                                                  $  14,783,221   $   498,288   $  16,990,979
Interest                                                          30,599             8           5,670
Income distributions from affiliated money market
  fund                                                         1,268,919         8,156       3,820,586
Fee income from securities lending                                    --            --         450,169
  Less foreign taxes withheld                                   (115,059)           --         (79,243)
------------------------------------------------------------------------------------------------------
Total income                                                  15,967,680       506,452      21,188,161
------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                            6,684,742       166,318       9,813,595
Distribution fees                                              1,085,821        23,418       1,285,818
Transfer agency fees                                             521,180        11,240         617,176
Administrative services fees                                     502,656        11,240         793,172
Custodian fees                                                   106,236       567,165         225,985
Compensation of board members                                     22,099           434          25,456
Printing and postage                                             183,545         7,698         229,650
Professional fees                                                 41,531        25,930          43,609
Other                                                             27,235           698          51,509
------------------------------------------------------------------------------------------------------
Total expenses                                                 9,175,045       814,141      13,085,970
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                  (225,801)     (600,976)       (493,242)
------------------------------------------------------------------------------------------------------
Total net expenses                                             8,949,244       213,165      12,592,728
------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                 7,018,436       293,287       8,595,433
------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                      (49,772,086)   (3,312,253)   (134,807,884)
  Foreign currency transactions                                 (144,725)           22              --
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                      (49,916,811)   (3,312,231)   (134,807,884)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies                                        (374,390,848)   (4,560,598)   (234,540,066)
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                                (424,307,659)   (7,872,829)   (369,347,950)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                          $(417,289,223)  $(7,579,542)  $(360,752,517)
======================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
100  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                            BALANCED            CASH           DIVERSIFIED
                                                              FUND           MANAGEMENT           BOND
YEAR ENDED DEC. 31, 2008                                                        FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                 $  24,088,047      $        --      $          --
Interest                                                     28,374,148       42,877,287        254,954,261
Income distributions from affiliated money
  market fund                                                   754,583               --          6,627,553
Fee income from securities lending                              171,445               --            287,248
  Less foreign taxes withheld                                  (160,342)              --            (38,885)
------------------------------------------------------------------------------------------------------------
Total income                                                 53,227,881       42,877,287        261,830,177
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           5,660,193        4,822,786         20,594,612
Distribution fees                                             1,669,797        1,860,919          5,893,391
Transfer agency fees                                            801,481          893,217          2,828,752
Administrative services fees                                    742,180          819,350          2,732,326
Custodian fees                                                  224,790          106,835            404,920
Compensation of board members                                    31,330           38,181            116,193
Printing and postage                                            220,020          250,900            923,700
Professional fees                                                72,677           53,918            120,706
Other                                                            54,946          306,198            157,482
------------------------------------------------------------------------------------------------------------
Total expenses                                                9,477,414        9,152,304         33,772,082
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                               43,750,467       33,724,983        228,058,095
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                    (150,001,353)      (8,869,487)       (81,005,549)
  Foreign currency transactions                                  (7,406)              --            (64,475)
  Futures contracts                                          (6,089,536)              --        (47,552,192)
  Swap transactions                                            (188,021)              --           (939,382)
  Reimbursement from affiliate                                       --        8,145,210                 --
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    (156,286,316)        (724,277)      (129,561,598)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                    (331,171,177)         285,757       (421,533,518)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                               (487,457,493)        (438,520)      (551,095,116)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               $(443,707,026)     $33,286,463      $(323,037,021)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  101

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  RIVERSOURCE VP -    RIVERSOURCE VP -
                                                          DIVERSIFIED         GLOBAL         GLOBAL INFLATION
                                                         EQUITY INCOME         BOND        PROTECTED SECURITIES
YEAR ENDED DEC. 31, 2008                                     FUND              FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                               $    99,783,240    $         --        $          --
Interest                                                        392,676      65,890,445           44,845,265
Income distributions from affiliated money
  market fund                                                 1,693,349         934,325              722,685
Fee income from securities lending                              370,944          11,965               17,417
  Less foreign taxes withheld                                (1,084,223)       (411,732)                  --
---------------------------------------------------------------------------------------------------------------
Total income                                                101,155,986      66,425,003           45,585,367
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                          20,576,046       9,713,843            4,287,772
Distribution fees                                             4,381,470       1,832,426            1,219,791
Transfer agency fees                                          2,103,049         879,541              585,484
Administrative services fees                                  1,768,738       1,101,169              658,123
Custodian fees                                                  218,660         382,460              142,670
Compensation of board members                                    85,297          36,168               24,212
Printing and postage                                            702,375         246,300              165,165
Professional fees                                                88,329          35,396               51,755
Other                                                            92,475          45,895               30,896
---------------------------------------------------------------------------------------------------------------
Total expenses                                               30,016,439      14,273,198            7,165,868
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates                            --              --             (140,289)
---------------------------------------------------------------------------------------------------------------
Total net expenses                                           30,016,439      14,273,198            7,025,579
---------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                               71,139,547      52,151,805           38,559,788
---------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                    (163,140,987)     19,691,719            7,123,959
  Foreign currency transactions                                 (27,095)      4,124,550           59,370,380
  Futures contracts                                                  --        (565,309)          (2,583,364)
  Swap transactions                                                  --        (254,010)                  --
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    (163,168,082)     22,996,950           63,910,975
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                      (1,632,125,733)    (97,240,966)        (112,247,763)
---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                             (1,795,293,815)    (74,244,016)         (48,336,788)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                             $(1,724,154,268)   $(22,092,211)       $  (9,777,000)
===============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
102  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             GROWTH          HIGH YIELD          INCOME
                                                              FUND              BOND          OPPORTUNITIES
YEAR ENDED DEC. 31, 2008                                                        FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                 $   9,329,074     $          --     $          --
Interest                                                             --        77,247,589        70,598,974
Income distributions from affiliated money
  market fund                                                   480,842           787,680         1,344,657
Fee income from securities lending                               99,691                --                --
  Less foreign taxes withheld                                  (361,453)               --                --
------------------------------------------------------------------------------------------------------------
Total income                                                  9,548,154        78,035,269        71,943,631
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           2,015,754         4,734,214         4,897,354
Distribution fees                                               565,496         1,003,058         1,003,554
Transfer agency fees                                            271,431           481,455           481,693
Administrative services fees                                    270,442           546,559           546,859
Custodian fees                                                  108,765           106,364           107,649
Compensation of board members                                    10,527            18,692            19,829
Printing and postage                                             78,390           172,380           230,614
Professional fees                                                52,229            43,005            45,229
Other                                                            15,758            17,377            23,988
------------------------------------------------------------------------------------------------------------
Total expenses                                                3,388,792         7,123,104         7,356,769
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                6,159,362        70,912,165        64,586,862
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                    (218,949,270)      (87,690,221)      (63,147,537)
  Foreign currency transactions                              10,464,080                --                --
  Options contracts written                                  (2,742,684)               --                --
  Swap transactions                                             658,009        (3,649,032)       (1,757,579)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    (210,569,865)      (91,339,253)      (64,905,116)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                     (36,397,828)     (177,154,890)     (172,328,148)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                               (246,967,693)     (268,494,143)     (237,233,264)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               $(240,808,331)    $(197,581,978)    $(172,646,402)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  103

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                            LARGE CAP         LARGE CAP          MID CAP
                                                             EQUITY             VALUE            GROWTH
YEAR ENDED DEC. 31, 2008                                      FUND              FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                $    52,847,779     $   450,471      $   2,692,943
Interest                                                           2,460           1,308             12,187
Income distributions from affiliated money
  market fund                                                  2,332,055           6,339            276,612
Fee income from securities lending                               387,178              --            792,942
  Less foreign taxes withheld                                   (659,763)         (3,428)              (704)
------------------------------------------------------------------------------------------------------------
Total income                                                  54,909,709         454,690          3,773,980
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                            9,714,186          72,009          2,510,358
Distribution fees                                              2,755,797          18,899            540,635
Transfer agency fees                                           1,322,747           9,071            259,498
Administrative services fees                                   1,177,281           9,071            259,156
Custodian fees                                                   309,465          40,275             93,910
Compensation of board members                                     50,977             354             10,085
Printing and postage                                             397,090           8,597             69,775
Professional fees                                                 89,016          33,640             32,350
Other                                                             82,624             890             21,127
------------------------------------------------------------------------------------------------------------
Total expenses                                                15,899,183         192,806          3,796,894
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                        --         (52,752)                --
------------------------------------------------------------------------------------------------------------
Total net expenses                                            15,899,183         140,054          3,796,894
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                39,010,526         314,636            (22,914)
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                     (665,024,736)     (6,036,769)       (44,036,461)
  Foreign currency transactions                               17,073,668          (2,113)                --
  Futures contracts                                          (20,706,334)             --                 --
  Swap transactions                                           (1,309,241)             --                 --
  Options contracts written                                   (4,489,725)             --            314,919
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     (674,456,368)     (6,038,882)       (43,721,542)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                     (467,833,319)     (1,346,321)      (188,494,969)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                              (1,142,289,687)     (7,385,203)      (232,216,511)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              $(1,103,279,161)    $(7,070,567)     $(232,239,425)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
104  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             MID CAP           S&P 500       SHORT DURATION
                                                              VALUE             INDEX        U.S. GOVERNMENT
YEAR ENDED DEC. 31, 2008                                      FUND              FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                 $   6,466,027     $   6,540,192     $         --
Interest                                                         15,409               302       19,528,264
Income distributions from affiliated money
  market fund                                                    98,611           127,613          215,059
  Less foreign taxes withheld                                   (33,457)               --               --
------------------------------------------------------------------------------------------------------------
Total income                                                  6,546,590         6,668,107       19,743,323
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           2,342,804           636,430        2,383,501
Distribution fees                                               399,806           361,609          620,701
Transfer agency fees                                            191,902           173,568          297,929
Administrative services fees                                    191,902           173,568          347,387
Custodian fees                                                   56,185            82,775           74,215
Compensation of board members                                     7,787             6,845           12,456
Printing and postage                                             97,464            55,546          126,155
Licensing fees                                                       --            40,232               --
Professional fees                                                30,467            30,505           38,724
Other                                                             6,789             9,698           14,558
------------------------------------------------------------------------------------------------------------
Total expenses                                                3,325,106         1,570,776        3,915,626
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                       --           (95,471)              --
------------------------------------------------------------------------------------------------------------
Total net expenses                                            3,325,106         1,475,305        3,915,626
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                3,221,484         5,192,802       15,827,697
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                     (50,742,763)        5,432,666       (2,661,280)
  Foreign currency transactions                                     (54)               --               --
  Futures contracts                                                  --        (2,767,202)      (3,237,637)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     (50,742,817)        2,665,464       (5,898,917)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                    (127,883,139)     (132,388,098)     (23,825,138)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                               (178,625,956)     (129,722,634)     (29,724,055)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               $(175,404,472)    $(124,529,832)    $(13,896,358)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  105

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  THREADNEEDLE VP -  THREADNEEDLE VP -
                                                           SMALL CAP          EMERGING        INTERNATIONAL
                                                           ADVANTAGE          MARKETS          OPPORTUNITY
YEAR ENDED DEC. 31, 2008                                     FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                $  1,245,856      $  23,382,336      $  30,958,443
Interest                                                        2,817             14,322             21,102
Income distributions from affiliated money
  market fund                                                  25,487            773,306            242,995
Fee income from securities lending                              9,386                 --            456,330
  Less foreign taxes withheld                                    (330)        (1,609,906)        (2,523,988)
-------------------------------------------------------------------------------------------------------------
Total income                                                1,283,216         22,560,058         29,154,882
-------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           692,220          9,687,546          7,078,303
Distribution fees                                             139,441          1,053,903          1,084,372
Transfer agency fees                                           66,930            505,860            520,485
Administrative services fees                                   89,242            657,275            674,285
Custodian fees                                                138,825          1,143,471            360,397
Compensation of board members                                   2,571             20,675             20,186
Printing and postage                                           26,723            154,848            174,500
Professional fees                                              26,704             69,469             44,410
Other                                                           4,542            312,840             21,024
-------------------------------------------------------------------------------------------------------------
Total expenses                                              1,187,198         13,605,887          9,977,962
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates                    (115,650)                --                 --
-------------------------------------------------------------------------------------------------------------
Total net expenses                                          1,071,548         13,605,887          9,977,962
-------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                211,668          8,954,171         19,176,920
-------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                   (61,727,287)      (280,628,170)       (93,677,834)
  Foreign currency transactions                                    --         (4,999,513)          (616,216)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                   (61,727,287)      (285,627,683)       (94,294,050)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                        10,270,793       (283,300,694)      (343,049,269)
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                              (51,456,494)      (568,928,377)      (437,343,319)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              $(51,244,826)     $(559,974,206)     $(418,166,399)
=============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
106  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Variable Portfolio Funds


                                                     RIVERSOURCE PARTNERS VP -    RIVERSOURCE PARTNERS VP -
                                                      FUNDAMENTAL VALUE FUND          SELECT VALUE FUND
YEAR ENDED DEC. 31,                                     2008           2007          2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $   7,018,436  $   6,167,167  $    293,287  $    273,148
Net realized gain (loss) on investments              (49,916,811)     7,130,157    (3,312,231)    2,718,291
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (374,390,848)     5,067,678    (4,560,598)   (1,206,998)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (417,289,223)    18,365,002    (7,579,542)    1,784,441
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                 (270,000)    (6,122,262)           --      (318,407)
  Net realized gain                                   (6,700,000)    (1,500,000)     (175,100)   (2,842,426)
-----------------------------------------------------------------------------------------------------------
Total distributions                                   (6,970,000)    (7,622,262)     (175,100)   (3,160,833)
-----------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                  515,420,706    609,490,553     2,361,233     6,929,134
Reinvestment of distributions at net asset
  value                                                6,970,000      7,622,262       175,100     3,160,833
Payments for redemptions                             (41,756,104)  (238,757,943)   (9,277,128)  (10,677,068)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                 480,634,602    378,354,872    (6,740,795)     (587,101)
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets               56,375,379    389,097,612   (14,495,437)   (1,963,493)
Net assets at beginning of year                      785,967,798    396,870,186    26,515,631    28,479,124
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 842,343,177  $ 785,967,798  $ 12,020,194  $ 26,515,631
===========================================================================================================
Excess of distributions over net
  investment income                                $          --  $     (10,173) $         --  $    (21,682)
-----------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                   RIVERSOURCE PARTNERS VP -           RIVERSOURCE VP -
                                                     SMALL CAP VALUE FUND                BALANCED FUND
YEAR ENDED DEC. 31,                                  2008            2007            2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                 $    8,595,433  $    5,953,696  $   43,750,467  $   51,389,309
Net realized gain (loss) on investments           (134,807,884)     37,395,599    (156,286,316)    118,463,320
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                           (234,540,066)   (117,987,452)   (331,171,177)   (130,247,760)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (360,752,517)    (74,638,157)   (443,707,026)     39,604,869
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                             (1,000,000)     (7,210,996)     (3,400,000)    (54,763,978)
  Net realized gain                                (37,200,000)    (20,020,861)   (101,500,000)    (42,964,037)
--------------------------------------------------------------------------------------------------------------
Total distributions                                (38,200,000)    (27,231,857)   (104,900,000)    (97,728,015)
--------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                375,704,461     549,668,321       7,122,478      38,471,754
Reinvestment of distributions at net
  asset value                                       38,200,000      27,231,857     104,900,000      97,728,015
Payments for redemptions                          (123,083,385)    (69,306,815)   (373,950,247)   (417,537,300)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                               290,821,076     507,593,363    (261,927,769)   (281,337,531)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets           (108,131,441)    405,723,349    (810,534,795)   (339,460,677)
Net assets at beginning of year                  1,024,352,044     618,628,695   1,731,335,192   2,070,795,869
--------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $  916,220,603  $1,024,352,044  $  920,800,397  $1,731,335,192
==============================================================================================================
Undistributed (excess of distributions
  over) net investment income                   $           --  $      207,418  $           --  $     (149,115)
--------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  107

RiverSource Variable Portfolio Funds


                                                       RIVERSOURCE VP -                 RIVERSOURCE VP -
                                                     CASH MANAGEMENT FUND            DIVERSIFIED BOND FUND
YEAR ENDED DEC. 31,                                  2008            2007             2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                 $   33,724,983  $   57,007,183  $   228,058,095  $  169,065,808
Net realized gain (loss) on investments               (724,277)         (1,337)    (129,561,598)    (15,329,610)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                                285,757        (286,000)    (421,533,518)     34,686,939
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         33,286,463      56,719,846     (323,037,021)    188,423,137
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                            (33,787,830)    (57,007,183)     (18,843,522)   (165,420,836)
  Tax return of capital                                     --              --               --      (2,456,093)
---------------------------------------------------------------------------------------------------------------
Total distributions                                (33,787,830)    (57,007,183)     (18,843,522)   (167,876,929)
---------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                825,043,106     646,172,039    1,391,166,444   1,681,926,772
Fund merger (Note 9)                                        --              --      107,047,001              --
Reinvestment of distributions at net
  asset value                                        5,301,871      60,288,455       20,060,865     176,572,624
Payments for redemptions                          (494,563,858)   (423,914,831)  (1,050,180,702)   (270,468,444)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                               335,781,119     282,545,663      468,093,608   1,588,030,952
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets            335,279,752     282,258,326      126,213,065   1,608,577,160
Net assets at beginning of year                  1,337,525,384   1,055,267,058    4,353,396,124   2,744,818,964
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $1,672,805,136  $1,337,525,384  $ 4,479,609,189  $4,353,396,124
===============================================================================================================
Undistributed (excess of distributions
  over) net investment income                   $           --  $           --  $   207,266,456  $   (1,218,944)
---------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                        RIVERSOURCE VP -                RIVERSOURCE VP -
                                                 DIVERSIFIED EQUITY INCOME FUND         GLOBAL BOND FUND
YEAR ENDED DEC. 31,                                   2008            2007            2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                 $    71,139,547  $   57,341,072  $   52,151,805  $   35,376,918
Net realized gain (loss) on investments            (163,168,082)    244,654,690      22,996,950      (2,586,394)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                          (1,632,125,733)    (14,234,972)    (97,240,966)     49,314,739
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (1,724,154,268)    287,760,790     (22,092,211)     82,105,263
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              (2,681,000)    (61,140,746)   (101,536,316)    (37,827,784)
  Net realized gain                                (321,174,000)    (48,982,993)       (696,821)             --
---------------------------------------------------------------------------------------------------------------
Total distributions                                (323,855,000)   (110,123,739)   (102,233,137)    (37,827,784)
---------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                 844,760,547     731,708,980     434,130,024     538,470,485
Reinvestment of distributions at net
  asset value                                       323,855,000     110,123,739     102,538,452      38,828,499
Payments for redemptions                           (434,273,004)   (386,778,139)   (300,557,747)    (75,692,816)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                734,342,543     455,054,580     236,110,729     501,606,168
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets          (1,313,666,725)    632,691,631     111,785,381     545,883,647
Net assets at beginning of year                   4,078,778,664   3,446,087,033   1,327,706,037     781,822,390
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 2,765,111,939  $4,078,778,664  $1,439,491,418  $1,327,706,037
===============================================================================================================
Excess of distributions over net
  investment income                             $            --  $      (45,779) $  (18,342,353) $   (3,375,957)
---------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
108  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds


                                                      RIVERSOURCE VP - GLOBAL
                                                             INFLATION                 RIVERSOURCE VP -
                                                     PROTECTED SECURITIES FUND           GROWTH FUND
YEAR ENDED DEC. 31,                                     2008           2007           2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $  38,559,788  $  33,064,478  $   6,159,362  $  6,719,280
Net realized gain (loss) on investments               63,910,975    (15,095,750)  (210,569,865)   73,699,959
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (112,247,763)    37,464,166    (36,397,828)  (60,468,679)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           (9,777,000)    55,432,894   (240,808,331)   19,950,560
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              (24,214,171)   (17,400,000)    (1,270,000)   (6,627,939)
------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                  448,029,667    439,769,904     41,680,826    66,246,201
Reinvestment of distributions at net asset
  value                                               24,214,171     17,400,000      1,270,000     6,627,939
Payments for redemptions                            (275,661,002)  (256,833,429)  (152,810,028)  (98,641,325)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                 196,582,836    200,336,475   (109,859,202)  (25,767,185)
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets              162,591,665    238,369,369   (351,937,533)  (12,444,564)
Net assets at beginning of year                      820,060,841    581,691,472    627,285,725   639,730,289
------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 982,652,506  $ 820,060,841  $ 275,348,192  $627,285,725
============================================================================================================
Undistributed (excess of distributions
  over) net investment income                      $  66,743,236  $ (14,391,854) $          --  $ (1,374,748)
------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                         RIVERSOURCE VP -               RIVERSOURCE VP -
                                                       HIGH YIELD BOND FUND        INCOME OPPORTUNITIES FUND
YEAR ENDED DEC. 31,                                    2008            2007            2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                   $   70,912,165  $   86,799,040  $  64,586,862  $ 40,846,592
Net realized gain (loss) on investments              (91,339,253)      5,847,945    (64,905,116)   (5,352,843)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (177,154,890)    (69,563,754)  (172,328,148)  (24,472,520)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (197,581,978)     23,083,231   (172,646,402)   11,021,229
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               (2,526,513)    (87,013,480)    (1,441,598)  (39,774,838)
  Net realized gain                                           --              --             --    (1,242,475)
  Tax return of capital                                       --              --             --    (1,187,970)
-------------------------------------------------------------------------------------------------------------
Total distributions                                   (2,526,513)    (87,013,480)    (1,441,598)  (42,205,283)
-------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                   11,283,853      75,824,833    303,818,279   397,649,742
Reinvestment of distributions at net asset
  value                                                3,101,689      94,199,008      1,791,448    44,068,709
Payments for redemptions                            (324,017,444)   (289,458,580)  (111,764,178)  (84,214,478)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                (309,631,902)   (119,434,739)   193,845,549   357,503,973
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             (509,740,393)   (183,364,988)    19,757,549   326,319,919
Net assets at beginning of year                    1,032,309,880   1,215,674,868    735,780,265   409,460,346
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $  522,569,487  $1,032,309,880  $ 755,537,814  $735,780,265
=============================================================================================================
Undistributed net investment income               $   67,480,091  $    2,743,472  $  61,723,153  $    335,468
-------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  109

RiverSource Variable Portfolio Funds


                                                          RIVERSOURCE VP -              RIVERSOURCE VP -
                                                       LARGE CAP EQUITY FUND          LARGE CAP VALUE FUND
YEAR ENDED DEC. 31,                                     2008            2007           2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                   $    39,010,526  $   44,635,337  $    314,636  $    351,477
Net realized gain (loss) on investments              (674,456,368)    345,392,476    (6,038,882)    1,893,540
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                  (467,833,319)   (271,049,124)   (1,346,321)   (2,232,213)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        (1,103,279,161)    118,978,689    (7,070,567)       12,804
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                (5,100,000)    (44,850,844)      (12,000)     (356,636)
  Net realized gain                                  (249,100,000)    (20,000,000)     (385,000)   (1,634,408)
-------------------------------------------------------------------------------------------------------------
Total distributions                                  (254,200,000)    (64,850,844)     (397,000)   (1,991,044)
-------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                    20,953,772      20,509,879     2,613,396     6,496,950
Reinvestment of distributions at net asset
  value                                               254,200,000      64,850,844       397,000     1,991,044
Payments for redemptions                             (592,444,446)   (853,507,178)   (7,630,576)  (10,059,682)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                 (317,290,674)   (768,146,455)   (4,620,180)   (1,571,688)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets            (1,674,769,835)   (714,018,610)  (12,087,747)   (3,549,928)
Net assets at beginning of year                     3,023,360,818   3,737,379,428    21,811,171    25,361,099
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 1,348,590,983  $3,023,360,818  $  9,723,424  $ 21,811,171
=============================================================================================================
Undistributed (excess of distributions
  over) net investment income                     $            --  $      552,009  $         --  $       (953)
-------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                         RIVERSOURCE VP -              RIVERSOURCE VP -
                                                        MID CAP GROWTH FUND           MID CAP VALUE FUND
YEAR ENDED DEC. 31,                                     2008           2007           2008           2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $     (22,914) $    (788,164) $   3,221,484  $   3,018,596
Net realized gain (loss) on investments              (43,721,542)    68,497,514    (50,742,817)    72,009,884
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (188,494,969)    19,071,295   (127,883,139)   (16,109,601)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (232,239,425)    86,780,645   (175,404,472)    58,918,879
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                  (87,000)      (364,145)            --     (3,104,741)
  Net realized gain                                   (3,250,000)    (6,582,833)   (70,750,000)    (4,224,059)
-------------------------------------------------------------------------------------------------------------
Total distributions                                   (3,337,000)    (6,946,978)   (70,750,000)    (7,328,800)
-------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                    4,807,871      8,740,811    102,563,856    224,777,507
Reinvestment of distributions at net asset
  value                                                3,337,000      6,946,978     70,750,000      7,328,800
Payments for redemptions                            (109,593,734)  (192,058,170)   (34,502,121)  (299,431,677)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                (101,448,863)  (176,370,381)   138,811,735    (67,325,370)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             (337,025,288)   (96,536,714)  (107,342,737)   (15,735,291)
Net assets at beginning of year                      593,253,409    689,790,123    354,737,484    370,472,775
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 256,228,121  $ 593,253,409  $ 247,394,747  $ 354,737,484
=============================================================================================================
Excess of distributions over net investment
  income                                           $          --  $      (6,763) $          --  $    (344,279)
-------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
110  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds


                                                                                     RIVERSOURCE VP -
                                                       RIVERSOURCE VP -            SHORT DURATION U.S.
                                                      S&P 500 INDEX FUND             GOVERNMENT FUND
YEAR ENDED DEC. 31,                                   2008          2007           2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                  $   5,192,802  $  5,909,686  $  15,827,697    $ 19,377,064
Net realized gain (loss) on investments              2,665,464    11,096,751     (5,898,917)      1,497,871
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies               (132,388,098)    2,509,271    (23,825,138)      3,208,821
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (124,529,832)   19,515,708    (13,896,358)     24,083,756
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               (225,000)   (6,471,756)      (667,716)    (19,383,360)
  Net realized gain                                (12,400,000)   (2,963,014)            --              --
-----------------------------------------------------------------------------------------------------------
Total distributions                                (12,625,000)   (9,434,770)      (667,716)    (19,383,360)
-----------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                 17,266,128    26,719,029    150,978,752      78,052,038
Reinvestment of distributions at net
  asset value                                       12,625,000     9,434,770        793,658      20,660,152
Payments for redemptions                           (79,982,949)  (57,649,107)  (117,198,373)    (77,355,984)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                               (50,091,821)  (21,495,308)    34,574,037      21,356,206
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets           (187,246,653)  (11,414,370)    20,009,963      26,056,602
Net assets at beginning of year                    380,435,883   391,850,253    483,070,233     457,013,631
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 193,189,230  $380,435,883  $ 503,080,196    $483,070,233
===========================================================================================================
Undistributed (excess of distributions
  over) net investment income                    $          --  $     35,636  $  15,155,381    $    (90,175)
-----------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                        RIVERSOURCE VP -             THREADNEEDLE VP -
                                                    SMALL CAP ADVANTAGE FUND       EMERGING MARKETS FUND
YEAR ENDED DEC. 31,                                    2008          2007           2008           2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $    211,668  $    122,930  $   8,954,171  $   5,373,471
Net realized gain (loss) on investments             (61,727,287)   12,413,467   (285,627,683)   143,613,031
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                  10,270,793   (18,652,179)  (283,300,694)    91,180,555
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (51,244,826)   (6,115,782)  (559,974,206)   240,167,057
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                      --      (311,728)    (5,759,540)    (4,329,272)
  Net realized gain                                 (14,500,000)  (10,883,721)  (144,377,140)   (32,874,601)
-----------------------------------------------------------------------------------------------------------
Total distributions                                 (14,500,000)  (11,195,449)  (150,136,680)   (37,203,873)
-----------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                   2,588,763     4,367,368    383,162,039    284,150,255
Reinvestment of distributions at net asset
  value                                              14,500,000    11,195,449    150,136,680     37,203,873
Payments for redemptions                            (43,734,868)  (57,261,816)   (72,251,442)  (109,991,706)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                (26,646,105)  (41,698,999)   461,047,277    211,362,422
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             (92,390,931)  (59,010,230)  (249,063,609)   414,325,606
Net assets at beginning of year                     160,788,442   219,798,672    961,963,216    547,637,610
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 68,397,511  $160,788,442  $ 712,899,607  $ 961,963,216
===========================================================================================================
Undistributed (excess of distributions
  over) net investment income                      $         --  $     (1,857) $     140,311  $    (140,083)
-----------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  111

RiverSource Variable Portfolio Funds


                                                                         THREADNEEDLE VP -
                                                                  INTERNATIONAL OPPORTUNITY FUND
YEAR ENDED DEC. 31,                                                    2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                   $   19,176,920  $   12,004,783
Net realized gain (loss) on investments                              (94,294,050)    217,953,674
Net change in unrealized appreciation (depreciation) on
  investments  and on translation of assets and
  liabilities in foreign currencies                                 (343,049,269)    (76,496,590)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        (418,166,399)    153,461,867
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                              (20,229,281)    (12,616,015)
------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                                    6,862,416      22,431,142
Reinvestment of distributions at net asset value                      20,229,281      12,616,015
Payments for redemptions                                            (248,880,293)   (291,408,812)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
  transactions                                                      (221,788,596)   (256,361,655)
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (660,184,276)   (115,515,803)
Net assets at beginning of year                                    1,195,213,236   1,310,729,039
------------------------------------------------------------------------------------------------
Net assets at end of year                                         $  535,028,960  $1,195,213,236
================================================================================================
Undistributed net investment income                               $      410,533  $      792,051
------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
112  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (as amended) as a diversified (non-diversified for RiverSource Variable Portfolio
(VP) - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest. Prior to Feb. 1, 2008, each Fund was a series of a corresponding Minnesota corporation. The reorganization of each Fund as a series of a Minnesota corporation into a corresponding newly-formed series of RiverSource Variable Series Trust and the merger of RiverSource VP - Core Bond Fund into RiverSource VP - Diversified Bond Fund were approved by the Funds' shareholders on Jan. 29, 2008. The merger of RiverSource VP - Core Bond Fund into RiverSource VP - Diversified Bond Fund occurred on March 7, 2008.

The primary investment strategies of each Fund are as follows:

RiverSource
  Partners VP -    Fundamental Value Fund (formerly RiverSource VP - Fundamental Value
                   Fund) invests primarily in equity securities of U.S. companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                   Portfolio - Managers Series, Inc.
RiverSource
  Partners VP -    Select Value Fund (formerly RiverSource VP - Select Value Fund)
                   invests primarily in equity securities of mid-capitalization companies as well as companies with larger and smaller market capitalizations. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Managers Series, Inc.
RiverSource
  Partners VP -    Small Cap Value Fund (formerly RiverSource VP - Small Cap Value Fund)
                   invests primarily in equity securities of small capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Managers Series, Inc.
RiverSource VP -   Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities. Prior to Feb. 1,
                   2008, the Fund was a series of RiverSource Variable Portfolio -
                   Managed Series, Inc.
RiverSource VP -   Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the
                   U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper. Prior to Feb. 1, 2008, the
                   Fund was a series of RiverSource Variable Portfolio - Money Market
                   Series, Inc.
RiverSource VP -   Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities. Prior to Feb. 1, 2008, the
                   Fund was a series of RiverSource Variable Portfolio - Income Series,
                   Inc.
RiverSource VP -   Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Managed Series, Inc.
RiverSource VP -   Global Bond Fund invests primarily in debt obligations securities of
                   U.S. and foreign issuers. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  113

RiverSource VP -   High Yield Bond Fund invests primarily in high-yield debt
                   instruments. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-
                   yield (junk bond) market. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.
RiverSource VP -   Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                   Portfolio - Investment Series, Inc.
RiverSource VP -   Mid Cap Growth Fund invests primarily in common stocks of mid-
                   capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment Series, Inc.
RiverSource VP -   Mid Cap Value Fund invests primarily in equity securities of mid-
                   capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment Series, Inc.
RiverSource VP -   S&P 500 Index Fund invests primarily in common stocks included in the
                   Standard & Poor's 500 Composite Stock Price Index (S&P 500). Prior to
                   Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio
                   - Investment Series, Inc.
RiverSource VP -   Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the
                   U.S. government, or its agencies or instrumentalities. Prior to Feb.
                   1, 2008, the Fund was a series of RiverSource Variable Portfolio -
                   Income Series, Inc.
RiverSource VP -   Small Cap Advantage Fund invests primarily in equity securities of small capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment Series, Inc.
Threadneedle VP -  Emerging Markets Fund (formerly RiverSource VP - Emerging Markets
                   Fund) invests primarily in equity securities of companies in emerging market countries. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.
Threadneedle VP -  International Opportunity Fund (formerly RiverSource VP -
                   International Opportunity Fund) invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.



You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Jan. 1, 2008, each Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period. There was no impact to each of the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.


--------------------------------------------------------------------------------
114  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Trustees, (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value. Pursuant to Rule 2a-7 of the 1940 Act, securities in RiverSource
VP - Cash Management Fund are generally valued at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board.

ILLIQUID SECURITIES
At Dec. 31, 2008, investments in securities included issues that are illiquid which the Funds currently limit to 15% of net assets except RiverSource
VP - Cash Management Fund, which limits investments in securities that are illiquid to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2008 is as follows:

                                                                                    PERCENTAGE
FUND                                                              VALUE           OF NET ASSETS
 RiverSource VP - Balanced Fund                                $ 2,281,344            0.25%
 RiverSource VP - Cash Management Fund                           9,229,868            0.55%
 RiverSource VP - Diversified Bond Fund                          1,863,858            0.04%
 RiverSource VP - Growth Fund                                    6,613,535            2.40%
 RiverSource VP - High Yield Bond Fund                           7,432,954            1.42%
 RiverSource VP - Income Opportunities Fund                      1,721,492            0.23%
 RiverSource VP - Large Cap Equity Fund                         24,715,179            1.83%
 RiverSource VP - Large Cap Value Fund                              23,444            0.24%
 RiverSource VP - Mid Cap Value Fund                                45,900            0.02%
 Threadneedle VP - Emerging Markets Fund                         4,767,069            0.67%


Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% (10% for RiverSource VP - Cash Management Fund) limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT 115 period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2008, the market value of the outstanding when-issued securities and other forward-commitments for the Funds are as follows:

                                                            WHEN-ISSUED               OTHER
FUND                                                        SECURITIES         FORWARD-COMMITMENTS
 RiverSource VP - Balanced Fund                            $ 72,883,461            $ 2,020,963
 RiverSource VP - Diversified Bond Fund                     732,565,353             25,238,334
 RiverSource VP - Global Bond Fund                                   --                174,653
 RiverSource VP - High Yield Bond Fund                        2,556,677             18,639,870
 RiverSource VP - Income Opportunities Fund                   1,170,527             19,338,417
 RiverSource VP - Short Duration U.S. Government Fund        34,910,936                     --


The Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Dec. 31, 2008, the following Funds have entered into unfunded loan commitments:

FUND                                                                           AMOUNT
 RiverSource VP - Balanced Fund                                              $   40,486
 RiverSource VP - Diversified Bond Fund                                         202,315
 RiverSource VP - Global Bond Fund                                               41,653
 RiverSource VP - High Yield Bond Fund                                        3,512,197
 RiverSource VP - Income Opportunities Fund                                   1,197,969


Certain Funds also may enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for the Funds to "roll over" their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, and RiverSource VP - Short Duration U.S. Government Fund entered into mortgage dollar roll transactions during the year ended Dec. 31, 2008.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Funds to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Funds for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of

--------------------------------------------------------------------------------
116 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2008, foreign currency holdings are as follows:

  RiverSource VP - Global Bond Fund consisted of multiple denominations. RiverSource VP - Global Inflation Protected Securities Fund consisted of multiple denominations.
  Threadneedle VP - Emerging Markets Fund consisted of multiple denominations, primarily Taiwan dollars.
  Threadneedle VP - International Opportunity Fund consisted of multiple denominations.

The Funds, except RiverSource VP - Cash Management Fund, may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the counterparty will not complete its contract obligations.

FORWARD SALE COMMITMENTS
Certain Funds may enter into forward sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Dec. 31, 2008, the Funds had no outstanding forward sale commitments.

TOTAL RETURN EQUITY SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Funds or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  117

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Funds to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement. At Dec. 31, 2008, the Funds had no outstanding total return equity swaps.

CMBS TOTAL RETURN SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Funds either receive or pay the total return on a reference security or index applied to a notional principal amount. In return, the Funds agree to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Funds to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

CREDIT DEFAULT SWAP TRANSACTIONS
Certain Funds may enter into credit default swap contracts to increase or decrease their credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge their exposure on an obligation that they own or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Funds purchase protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Funds will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Funds will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Funds sell protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Funds will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment that may be made by the Funds may equal the notional amount (shown in the Credit Default Contracts Outstanding table following the Portfolio of Investments), at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Funds upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. At Dec. 31, 2008, there were no credit default swap contracts outstanding which had a premium paid or received by the Funds. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of

--------------------------------------------------------------------------------
118 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
For federal income tax purposes, each Fund is treated as a separate entity.

On Feb. 1, 2008, RiverSource Partners VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Growth Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund and RiverSource VP - Small Cap Advantage Fund were each reorganized from a regulated investment company (RIC) to a partnership. Each of these Funds is treated as a partnership for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each of these Funds' net assets are reported at the partner level for tax purposes, and therefore, are not presented on the Statements of Assets and Liabilities. Prior to Feb. 1, 2008, each of these Funds qualified as RICs for federal income tax purposes and distributed all taxable income and capital gains to its shareholders.

RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund are each treated as separate RICs for federal income tax purposes. Each of these Funds' policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships, post-October losses, market discount, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to increase (decrease) paid-in capital by the following:

                                               UNDISTRIBUTED         ACCUMULATED             ADDITIONAL
                                              NET INVESTMENT        NET REALIZED           PAID-IN CAPITAL
FUND                                              INCOME             GAIN (LOSS)        REDUCTION (INCREASE)
 RiverSource VP - Cash Management Fund          $    62,847         $    (62,847)            $        --
 RiverSource VP - Diversified Bond Fund            (687,139)          43,936,649              43,249,510
 RiverSource VP - Global Bond Fund               34,418,115          (34,418,115)                     --
 RiverSource VP - Global Inflation
     Protected Securities Fund                   66,789,473          (66,789,473)                     --
 RiverSource VP - High Yield Bond Fund           (3,649,033)           4,987,689               1,338,656
 RiverSource VP - Income Opportunities Fund      (1,757,579)           1,757,579                      --
 RiverSource VP - Short Duration U.S.
     Government Fund                                 85,575              (85,575)                     --
 Threadneedle VP - Emerging Markets Fund         (2,914,237)           2,914,237                      --
 Threadneedle VP - International
     Opportunity Fund                               670,843            8,092,795               8,763,638




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  119

The tax character of distributions paid for the years indicated is as follows:

                                                    2008                                        2007
YEAR ENDED DEC. 31,               ----------------------------------------   ----------------------------------------
                                    ORDINARY       LONG-TERM    TAX RETURN     ORDINARY       LONG-TERM    TAX RETURN
FUND                                 INCOME      CAPITAL GAIN   OF CAPITAL      INCOME      CAPITAL GAIN   OF CAPITAL
 RiverSource Partners
     VP - Fundamental Value
     Fund*                        $  1,703,610   $  5,266,390    $     --    $  7,622,262    $        --   $       --
 RiverSource Partners
     VP - Select Value Fund*                94        157,468      17,538       2,878,784        282,049           --
 RiverSource Partners
     VP - Small Cap Value Fund*     10,543,620     27,656,380          --      19,619,541      7,612,316           --
 RiverSource VP - Balanced
     Fund*                           3,400,000    101,500,000          --      61,473,287     36,254,728           --
 RiverSource VP - Cash
     Management Fund                33,787,830             --          --      57,007,183             --           --
 RiverSource VP - Diversified
     Bond Fund                      18,843,522             --          --     165,420,836             --    2,456,093
 RiverSource VP - Diversified
     Equity Income Fund*            10,355,000    313,500,000          --      83,681,204     26,442,535           --
 RiverSource VP - Global Bond
     Fund                          101,536,316        696,821          --      37,827,784             --           --
 RiverSource VP - Global
     Inflation Protected
     Securities Fund                24,214,171             --          --      17,400,000             --           --
 RiverSource VP - Growth Fund*       1,270,000             --          --       6,627,939             --           --
 RiverSource VP - High Yield
     Bond Fund                       2,526,513             --          --      87,013,480             --           --
 RiverSource VP - Income
     Opportunities Fund              1,441,598             --          --      41,017,313             --    1,187,970
 RiverSource VP - Large Cap
     Equity Fund*                   43,320,284    210,879,716          --      64,850,844             --           --
 RiverSource VP - Large Cap
     Value Fund*                        47,000        350,000          --         700,913      1,290,131           --
 RiverSource VP - Mid Cap
     Growth Fund*                       87,000      3,250,000          --          31,821      6,915,157           --
 RiverSource VP - Mid Cap Value
     Fund*                          53,371,158     17,378,842          --       7,231,722         97,078           --
 RiverSource VP - S&P 500 Index
     Fund*                             282,840     12,342,160          --       6,644,116      2,790,654           --
 RiverSource VP - Short
     Duration U.S. Government
     Fund                              667,716             --          --      19,383,360             --           --
 RiverSource VP - Small Cap
     Advantage Fund*                 4,852,131      8,867,329     780,540       4,511,650      6,683,799           --
 Threadneedle VP - Emerging
     Markets Fund                   79,747,034     70,389,646          --      23,277,050     13,926,823           --
 Threadneedle
     VP - International
     Opportunity Fund               20,229,281             --          --      12,616,015             --           --


* Prior to Feb. 1, 2008, the Fund was treated as a regulated investment company for federal income tax purposes and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

At Dec. 31, 2008, the components of distributable earnings on a tax basis for each Fund treated as a RIC are as follows:

                                                                 UNDISTRIBUTED                   UNREALIZED
                                                UNDISTRIBUTED     ACCUMULATED    ACCUMULATED    APPRECIATION
FUND                                           ORDINARY INCOME  LONG-TERM GAIN  REALIZED LOSS  (DEPRECIATION)
 RiverSource VP - Cash Management Fund           $ 28,999,491         $--       $    (788,611)$ $     (22,870)
 RiverSource VP - Diversified Bond Fund           211,460,070          --        (130,344,489)   (455,472,347)
 RiverSource VP - Global Bond Fund                  6,430,312          --          (1,831,823)    (67,314,009)
 RiverSource VP - Global Inflation Protected
     Securities Fund                              140,996,209          --          (3,700,205)   (144,069,012)
 RiverSource VP - High Yield Bond Fund             66,069,625          --        (294,927,005)   (226,289,486)
 RiverSource VP - Income Opportunities Fund        61,732,606          --         (66,136,426)   (192,762,075)
 RiverSource VP - Short Duration U.S.
     Government Fund                               15,349,954          --         (11,308,966)    (27,962,557)
 Threadneedle VP - Emerging Markets Fund              456,575          --        (216,192,013)   (171,147,750)
 Threadneedle VP - International Opportunity
     Fund                                             417,280          --        (302,524,644)   (134,714,284)


RECENT ACCOUNTING PRONOUNCEMENTS
Each Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect each fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At

--------------------------------------------------------------------------------
120  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Dec. 31, 2008, the Funds did not own nor were they a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Dec. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed annually, when available, for RiverSource VP - Cash Management Fund. Dividends from net investment income are declared and distributed annually, when available, for RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, Threadneedle
VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On March 5, 2008, an additional dividend was paid before the fund merger (see Note 10) to ensure that current shareholders of RiverSource
VP - Diversified Bond Fund would not experience a dilution in their shares of the Fund's income or capital gains.

Effective Jan. 1, 2009, dividends from net investment income may be declared daily and distributed quarterly, when available, for RiverSource VP - Cash Management Fund. Dividends from net investment income may be declared and distributed quarterly, when available, for RiverSource VP - Global Bond Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

SECURITY LITIGATION SETTLEMENTS
Litigation proceeds from Enron Corp. related to portfolio securities no longer included in the portfolio are recorded as realized gains. Proceeds received during the year ended Dec. 31, 2008 were as follows:

FUND                                                                      LITIGATION PROCEEDS
 RiverSource VP - Balanced Fund                                                $2,009,030
 RiverSource VP - Diversified Bond Fund                                            58,023
 RiverSource VP - Large Cap Equity Fund                                            13,940
 RiverSource VP - S&P 500 Index Fund                                               56,285


2. EXPENSES
INVESTMENT MANAGEMENT SERVICES FEES
The Funds have an Investment Management Services Agreement with the Investment Manager for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT 121 each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                       PERCENTAGE RANGE
 RiverSource Partners VP - Fundamental Value Fund                          0.730% to 0.600%
 RiverSource Partners VP - Select Value Fund                               0.780% to 0.650%
 RiverSource Partners VP - Small Cap Value Fund                            0.970% to 0.870%
 RiverSource VP - Balanced Fund                                            0.530% to 0.350%
 RiverSource VP - Cash Management Fund                                     0.330% to 0.150%
 RiverSource VP - Diversified Bond Fund                                    0.480% to 0.290%
 RiverSource VP - Diversified Equity Income Fund                           0.600% to 0.375%
 RiverSource VP - Global Bond Fund                                         0.720% to 0.520%
 RiverSource VP - Global Inflation Protected Securities Fund               0.440% to 0.250%
 RiverSource VP - Growth Fund                                              0.600% to 0.375%
 RiverSource VP - High Yield Bond Fund                                     0.590% to 0.360%
 RiverSource VP - Income Opportunities Fund                                0.610% to 0.380%
 RiverSource VP - Large Cap Equity Fund                                    0.600% to 0.375%
 RiverSource VP - Large Cap Value Fund                                     0.600% to 0.375%
 RiverSource VP - Mid Cap Growth Fund                                      0.700% to 0.475%
 RiverSource VP - Mid Cap Value Fund                                       0.700% to 0.475%
 RiverSource VP - S&P 500 Index Fund                                       0.220% to 0.120%
 RiverSource VP - Short Duration U.S. Government Fund                      0.480% to 0.250%
 RiverSource VP - Small Cap Advantage Fund                                 0.790% to 0.665%
 Threadneedle VP - Emerging Markets Fund                                   1.100% to 0.900%
 Threadneedle VP - International Opportunity Fund                          0.800% to 0.570%


For the following Funds, the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one share of each Fund and the annualized performance of the stated index, up to the maximum percentage of each Fund's average daily net assets. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Dec. 31, 2008, is as follows:

                                                                                        INCREASE
FUND                                    INDEX NAME                                     (DECREASE)
 RiverSource Partners                   Lipper Large-Cap Core Funds Index
     VP - Fundamental Value Fund                                                      $   435,773
 RiverSource Partners VP - Select       Lipper Mid-Cap Value Funds Index
     Value Fund                                                                            20,187
 RiverSource Partners VP - Small Cap    Lipper Small-Cap Value Funds Index
     Value Fund                                                                           248,790
 RiverSource VP - Balanced Fund         Lipper Balanced Funds Index                    (1,332,182)
 RiverSource VP - Diversified Equity    Lipper Equity Income Funds Index
     Income Fund                                                                          694,638
 RiverSource VP - Growth Fund           Lipper Large-Cap Growth Funds Index              (698,618)
 RiverSource VP - Large Cap Equity      Lipper Large-Cap Core Funds Index
     Fund                                                                              (3,124,803)
 RiverSource VP - Large Cap Value       Lipper Large-Cap Value Funds Index
     Fund                                                                                 (18,705)
 RiverSource VP - Mid Cap Growth Fund   Lipper Mid-Cap Growth Funds Index                (517,203)
 RiverSource VP - Mid Cap Value Fund    Lipper Mid-Cap Value Funds Index                  103,886
 RiverSource VP - Small Cap Advantage   Lipper Small-Cap Core Funds Index
     Fund                                                                                (189,045)
 Threadneedle VP - Emerging Markets     Lipper Emerging Markets Funds Index
     Fund                                                                                 625,131
 Threadneedle VP - International        Lipper International Large-Cap Core
     Opportunity Fund                   Funds Index                                       434,214




--------------------------------------------------------------------------------
122  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

The management fee for the year ended Dec. 31, 2008, including the adjustment under the terms of the performance incentive arrangement, if any, is the following percentage of each Fund's average daily net assets:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               0.77%
 RiverSource Partners VP - Select Value Fund                                    0.89%
 RiverSource Partners VP - Small Cap Value Fund                                 0.95%
 RiverSource VP - Balanced Fund                                                 0.42%
 RiverSource VP - Cash Management Fund                                          0.32%
 RiverSource VP - Diversified Bond Fund                                         0.44%
 RiverSource VP - Diversified Equity Income Fund                                0.59%
 RiverSource VP - Global Bond Fund                                              0.66%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.44%
 RiverSource VP - Growth Fund                                                   0.45%
 RiverSource VP - High Yield Bond Fund                                          0.59%
 RiverSource VP - Income Opportunities Fund                                     0.61%
 RiverSource VP - Large Cap Equity Fund                                         0.44%
 RiverSource VP - Large Cap Value Fund                                          0.48%
 RiverSource VP - Mid Cap Growth Fund                                           0.58%
 RiverSource VP - Mid Cap Value Fund                                            0.73%
 RiverSource VP - S&P 500 Index Fund                                            0.22%
 RiverSource VP - Short Duration U.S. Government Fund                           0.48%
 RiverSource VP - Small Cap Advantage Fund                                      0.62%
 Threadneedle VP - Emerging Markets Fund                                        1.15%
 Threadneedle VP - International Opportunity Fund                               0.82%


SUBADVISORY AGREEMENTS
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of Threadneedle VP - Emerging Markets Fund and Threadneedle
VP - International Opportunity Fund.

The Investment Manager had a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund. Effective Dec. 1, 2008, this subadvisory agreement was terminated. Since Dec. 1, 2008, RiverSource Investments has solely managed the Fund.

The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. and WEDGE Capital Management L.L.P., each of which subadvise a portion of the assets of RiverSource Partners VP - Select Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., River Road Asset Management, LLC, Denver Investment Advisors LLC and Turner Investment Partners, LLC (Turner Investments), each of which subadvises a portion of the assets of RiverSource Partners VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. Effective June 6, 2008, Turner Investments replaced Franklin Portfolio Associates LLC as a subadvisor to the Fund.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of RiverSource Partners VP - Fundamental Value Fund.

The Investment Manager contracts with and compensates each subadviser to manage the investment of the respective Fund's assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  123

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The percentage range for each Fund and the percentage for the year ended Dec. 31, 2008, are as follows:

FUND                                                               PERCENTAGE RANGE  PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                  0.060% to 0.030%     0.06%
 RiverSource Partners VP - Select Value Fund                       0.060% to 0.030%     0.06%
 RiverSource Partners VP - Small Cap Value Fund                    0.080% to 0.050%     0.08%
 RiverSource VP - Balanced Fund                                    0.060% to 0.030%     0.06%
 RiverSource VP - Cash Management Fund                             0.060% to 0.030%     0.06%
 RiverSource VP - Diversified Bond Fund                            0.070% to 0.040%     0.06%
 RiverSource VP - Diversified Equity Income Fund                   0.060% to 0.030%     0.05%
 RiverSource VP - Global Bond Fund                                 0.080% to 0.050%     0.08%
 RiverSource VP - Global Inflation Protected Securities
     Fund                                                          0.070% to 0.040%     0.07%
 RiverSource VP - Growth Fund                                      0.060% to 0.030%     0.06%
 RiverSource VP - High Yield Bond Fund                             0.070% to 0.040%     0.07%
 RiverSource VP - Income Opportunities Fund                        0.070% to 0.040%     0.07%
 RiverSource VP - Large Cap Equity Fund                            0.060% to 0.030%     0.05%
 RiverSource VP - Large Cap Value Fund                             0.060% to 0.030%     0.06%
 RiverSource VP - Mid Cap Growth Fund                              0.060% to 0.030%     0.06%
 RiverSource VP - Mid Cap Value Fund                               0.060% to 0.030%     0.06%
 RiverSource VP - S&P 500 Index Fund                               0.060% to 0.030%     0.06%
 RiverSource VP - Short Duration U.S. Government Fund              0.070% to 0.040%     0.07%
 RiverSource VP - Small Cap Advantage Fund                         0.080% to 0.050%     0.08%
 Threadneedle VP - Emerging Markets Fund                           0.080% to 0.050%     0.08%
 Threadneedle VP - International Opportunity Fund                  0.080% to 0.050%     0.08%




--------------------------------------------------------------------------------
124  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

OTHER FEES
Other expenses are for, among other things, certain expenses of each Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2008, other expenses paid to this company are as follows:

FUND                                                                           AMOUNT
 RiverSource Partners VP - Fundamental Value Fund                             $ 2,705
 RiverSource Partners VP - Select Value Fund                                      265
 RiverSource Partners VP - Small Cap Value Fund                                 4,169
 RiverSource VP - Balanced Fund                                                 7,758
 RiverSource VP - Cash Management Fund                                          3,473
 RiverSource VP - Diversified Bond Fund                                        13,542
 RiverSource VP - Diversified Equity Income Fund                               14,961
 RiverSource VP - Global Bond Fund                                              4,117
 RiverSource VP - Global Inflation Protected Securities Fund                    2,677
 RiverSource VP - Growth Fund                                                   2,454
 RiverSource VP - High Yield Bond Fund                                          4,080
 RiverSource VP - Income Opportunities Fund                                     2,568
 RiverSource VP - Large Cap Equity Fund                                        14,546
 RiverSource VP - Large Cap Value Fund                                             92
 RiverSource VP - Mid Cap Growth Fund                                           2,388
 RiverSource VP - Mid Cap Value Fund                                            1,354
 RiverSource VP - S&P 500 Index Fund                                            1,437
 RiverSource VP - Short Duration U.S. Government Fund                           1,553
 RiverSource VP - Small Cap Advantage Fund                                        819
 Threadneedle VP - Emerging Markets Fund                                        3,248
 Threadneedle VP - International Opportunity Fund                               4,451


COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for each of the Funds at an annual rate of 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES
The Funds have agreements with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  125

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds*), including any applicable adjustments under the terms of a performance incentive arrangement, were as follows:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               1.03%
 RiverSource Partners VP - Select Value Fund                                    1.14%
 RiverSource Partners VP - Small Cap Value Fund                                 1.22%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.72%
 RiverSource VP - Large Cap Value Fund                                          0.93%
 RiverSource VP - S&P 500 Index Fund                                            0.51%
 RiverSource VP - Small Cap Advantage Fund                                      0.96%


Under an agreement which was effective until Dec. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any applicable performance incentive adjustment, would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               0.98%
 RiverSource Partners VP - Select Value Fund                                    1.03%
 RiverSource Partners VP - Small Cap Value Fund                                 1.20%
 RiverSource VP - Global Bond Fund                                              0.98%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.72%
 RiverSource VP - Large Cap Value Fund                                          1.05%
 RiverSource VP - Mid Cap Value Fund                                            1.05%
 RiverSource VP - S&P 500 Index Fund                                            0.51%
 RiverSource VP - Small Cap Advantage Fund                                      1.13%


Effective Jan. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               0.99%
 RiverSource Partners VP - Select Value Fund                                    1.14%
 RiverSource Partners VP - Small Cap Value Fund                                 1.20%
 RiverSource VP - Global Bond Fund                                              0.96%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.74%
 RiverSource VP - Large Cap Value Fund                                          1.04%
 RiverSource VP - Mid Cap Growth Fund                                           1.00%
 RiverSource VP - S&P 500 Index Fund                                            0.53%
 RiverSource VP - Small Cap Advantage Fund                                      1.12%


 * In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Funds pay custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, the Funds paid custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

TEMPORARY MONEY MARKET FUND GUARANTY PROGRAM
On Oct. 6, 2008, RiverSource VP - Cash Management Fund (Cash Management) applied to participate in the initial term of the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"), through Dec. 18, 2008, after obtaining the approval of the Board, including a majority of the independent trustees. On Dec. 2, 2008,

--------------------------------------------------------------------------------
126 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT the Board approved Cash Management's filing for participation in an extension of the Program through April 30, 2009. Cash Management filed the extension notice with the U.S. Department of Treasury on Dec. 4, 2008.

The Program covers shareholders of each participating money market fund for amounts they held in such funds as of the close of business on Sept. 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on Sept. 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund after the close of business on Sept. 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on Sept. 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on Sept. 19, 2008, or (ii) the number of fund shares held by the shareholder on the date the guarantee is called upon. A participating fund shareholder who sells all of his or her shares after Sept. 19, 2008 (and before the guarantee is called upon) will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the fund or in another fund that is participating in the Program.

Under the terms of the Program, the guarantee is called upon with respect to a fund if the Board of the Fund makes a determination to liquidate that Fund. For shares covered by the guarantee, any difference between the amount a shareholder received in connection with the liquidation and $1.00 per share (a guarantee payment) will be covered by the U.S. Department of Treasury under the Program, subject to the overall amount available to all funds participating in the Program. Guarantee payments under the Program will not exceed the amount available in the Program (at inception of the Program, approximately $50 billion was available to support guarantee payments).

During the year ended Dec 31, 2008, Cash Management paid upfront fees to the U.S. Department of Treasury to participate in the Program. For the initial three-month term of the Program that expired on Dec. 18, 2008, the fee incurred by Cash Management was 0.015% of its net asset value as of the close of business Sept. 19, 2008. The fee to participate in the extended term of the Program through April 30, 2009 required an additional payment in the amount of 0.022% of its net asset value as of Sept. 19, 2008. The fees are being amortized over the period of the participation in the Program and are included as a component of other expenses on Cash Management's Statement of Operations. The cost to participate will be borne by Cash Management without regard to any expense limitation currently in effect, if any. The U.S. Treasury Department has the option to extend the Program beyond April 30, 2009 through the close of business Sept. 19, 2009. If extended, the Board will consider whether Cash Management should continue to participate in the Program and, if so, Cash Management will incur additional participation fees.

3. SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2008, cost of purchases and proceeds from sales or maturities of securities aggregated $14,091,332,435 and $13,751,060,343, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT 127 proceeds from sales or maturities of securities (other than short-term obligations, but including any applicable mortgage dollar rolls) aggregated for each Fund are as follows:

FUND                                                          PURCHASES               PROCEEDS
 RiverSource Partners VP - Fundamental Value Fund          $   584,237,691        $   151,160,785
 RiverSource Partners VP - Select Value Fund                    17,921,074             24,446,516
 RiverSource Partners VP - Small Cap Value Fund                970,529,330            685,547,239
 RiverSource VP - Balanced Fund                              1,808,694,955          2,100,556,730
 RiverSource VP - Diversified Bond Fund                     12,238,771,510*        11,155,367,443
 RiverSource VP - Diversified Equity Income Fund             1,801,334,601          1,412,315,563
 RiverSource VP - Global Bond Fund                           1,068,080,617            865,226,792
 RiverSource VP - Global Inflation Protected Securities
     Fund                                                      742,143,059            504,355,505
 RiverSource VP - Growth Fund                                  648,241,330            733,043,249
 RiverSource VP - High Yield Bond Fund                         435,854,694            669,597,839
 RiverSource VP - Income Opportunities Fund                    829,784,159            564,327,319
 RiverSource VP - Large Cap Equity Fund                      2,331,176,298          2,697,196,438
 RiverSource VP - Large Cap Value Fund                          11,259,860             15,526,384
 RiverSource VP - Mid Cap Growth Fund                          301,935,227            401,590,788
 RiverSource VP - Mid Cap Value Fund                           216,634,268            148,605,264
 RiverSource VP - S&P 500 Index Fund                            11,782,154             68,479,760
 RiverSource VP - Short Duration U.S. Government Fund        1,287,691,988          1,330,629,485
 RiverSource VP - Small Cap Advantage Fund                     302,183,082            341,601,596
 Threadneedle VP - Emerging Markets Fund                     1,482,231,538          1,153,644,978
 Threadneedle VP - International Opportunity Fund              527,230,934            744,706,299


 * Including $97,415,406 from RiverSource VP - Core Bond Fund that was acquired in the fund merger as described in Note 10. This amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

Net realized gains and losses on investment sales are determined on an identified cost basis.

Income from securities lending and expenses paid to the Investment Manager as securities lending agent are included in other expenses on the Statement of Operations. For the period from Jan. 1, 2008 to Dec. 31, 2008, these amounts are as follows:

FUND                                                                INCOME         EXPENSES
 RiverSource Partners VP - Small Cap Value Fund                    $450,169         $19,762
 RiverSource VP - Balanced Fund                                     171,445           7,436
 RiverSource VP - Diversified Bond Fund                             287,248          14,636
 RiverSource VP - Diversified Equity Income Fund                    370,944           4,944
 RiverSource VP - Global Bond Fund                                   11,965             739
 RiverSource VP - Global Inflation Protected Securities              17,417             327
 RiverSource VP - Growth Fund                                        99,691           2,280
 RiverSource VP - Large Cap Equity Fund                             387,178          11,044
 RiverSource VP - Mid Cap Growth Fund                               792,942          10,974
 RiverSource VP - Small Cap Advantage Fund                            9,386           2,057
 Threadneedle VP - International Opportunity Fund                   456,330           4,499


The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. Effective Dec. 15, 2008, JPMorgan Chase Bank, N.A. serves as the securities lending agent for each Fund. For the period from Dec. 15, 2008 to Dec. 31, 2008, the Funds had no securities out on loan.


--------------------------------------------------------------------------------
128  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

4. SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated are as follows:

                                                                    YEAR ENDED DEC. 31, 2008
                                                                          ISSUED FOR
                                                                          REINVESTED                 NET INCREASE
FUND                                              SOLD     FUND MERGER  DISTRIBUTIONS    REDEEMED     (DECREASE)
 RiverSource Partners VP - Fundamental
     Value Fund                                56,864,017          N/A       664,659     (4,188,822)   53,339,854
 RiverSource Partners VP - Select Value
     Fund                                         278,631          N/A        17,954       (987,686)     (691,101)
 RiverSource Partners VP - Small Cap Value
     Fund                                      33,790,213          N/A     3,120,502    (10,045,784)   26,864,931
 RiverSource VP - Balanced Fund                   568,180          N/A     7,741,535    (29,962,277)  (21,652,562)
 RiverSource VP - Cash Management Fund        825,622,598          N/A     5,304,687   (494,862,487)  336,064,798
 RiverSource VP - Diversified Bond Fund       135,368,277   10,355,266     1,923,851   (104,935,331)   42,712,063
 RiverSource VP - Diversified Equity Income
     Fund                                      73,251,670          N/A    23,663,738    (35,354,080)   61,561,328
 RiverSource VP - Global Bond Fund             38,333,808          N/A     9,404,572    (28,000,766)   19,737,614
 RiverSource VP - Global Inflation
     Protected Securities Fund                 42,977,261          N/A     2,319,165    (27,365,448)   17,930,978
 RiverSource VP - Growth Fund                   7,279,442          N/A       179,762    (24,633,952)  (17,174,748)
 RiverSource VP - High Yield Bond Fund          1,932,444          N/A       491,029    (53,713,377)  (51,289,904)
 RiverSource VP - Income Opportunities Fund    32,420,102          N/A       184,430    (12,670,595)   19,933,937
 RiverSource VP - Large Cap Equity Fund         1,200,305          N/A    11,952,878    (31,109,979)  (17,956,796)
 RiverSource VP - Large Cap Value Fund            313,431          N/A        39,114       (839,498)     (486,953)
 RiverSource VP - Mid Cap Growth Fund             478,438          N/A       296,346    (10,551,374)   (9,776,590)
 RiverSource VP - Mid Cap Value Fund           11,668,838          N/A     6,613,416     (3,566,986)   14,715,268
 RiverSource VP - S&P 500 Index Fund            2,352,499          N/A     1,442,728    (10,063,689)   (6,268,462)
 RiverSource VP - Short Duration U.S.
     Government Fund                           14,845,146          N/A        76,993    (11,569,760)    3,352,379
 RiverSource VP - Small Cap Advantage Fund        310,835          N/A     1,519,809     (4,926,269)   (3,095,625)
 Threadneedle VP - Emerging Markets Fund       34,518,845          N/A     8,742,752     (4,674,312)   38,587,285
 Threadneedle VP - International
     Opportunity Fund                             594,878          N/A     1,561,014    (21,003,665)  (18,847,773)



                                                                    YEAR ENDED DEC. 31, 2007
                                                                    ISSUED FOR
                                                                    REINVESTED                 NET INCREASE
FUND                                                     SOLD     DISTRIBUTIONS    REDEEMED     (DECREASE)
 RiverSource Partners VP - Fundamental Value Fund     53,598,104       677,494    (20,475,130)   33,800,468
 RiverSource Partners VP - Select Value Fund             564,929       289,050       (876,727)      (22,748)
 RiverSource Partners VP - Small Cap Value Fund       36,419,626     1,850,050     (4,679,690)   33,589,986
 RiverSource VP - Balanced Fund                        2,459,988     6,372,138    (26,741,652)  (17,909,526)
 RiverSource VP - Cash Management Fund               646,410,357    60,311,354   (424,073,689)  282,648,022
 RiverSource VP - Diversified Bond Fund              161,391,625    16,906,002    (25,944,477)  152,353,150
 RiverSource VP - Diversified Equity Income Fund      45,005,746     6,881,359    (23,461,159)   28,425,946
 RiverSource VP - Global Bond Fund                    48,939,084     3,503,265     (6,857,392)   45,584,957
 RiverSource VP - Global Inflation Protected
     Securities Fund                                  44,692,939     1,754,928    (26,281,514)   20,166,353
 RiverSource VP - Growth Fund                          8,442,198       849,574    (12,626,784)   (3,335,012)
 RiverSource VP - High Yield Bond Fund                11,028,504    13,936,184    (42,985,085)  (18,020,397)
 RiverSource VP - Income Opportunities Fund           38,944,286     4,347,222     (8,346,637)   34,944,871
 RiverSource VP - Large Cap Equity Fund                  789,648     2,518,918    (32,921,312)  (29,612,746)
 RiverSource VP - Large Cap Value Fund                   520,083       174,883       (807,183)     (112,217)
 RiverSource VP - Mid Cap Growth Fund                    689,855       591,884    (15,524,515)  (14,242,776)
 RiverSource VP - Mid Cap Value Fund                  15,463,546       499,200    (19,137,712)   (3,174,966)
 RiverSource VP - S&P 500 Index Fund                   2,696,004       964,965     (5,811,566)   (2,150,597)
 RiverSource VP - Short Duration U.S. Government
     Fund                                              7,683,953     2,033,154     (7,618,558)    2,098,549
 RiverSource VP - Small Cap Advantage Fund               338,276       894,358     (4,476,565)   (3,243,931)
 Threadneedle VP - Emerging Markets Fund              14,611,795     2,175,402     (5,570,611)   11,216,586
 Threadneedle VP - International Opportunity Fund      1,602,591       889,158    (20,653,265)  (18,161,516)




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  129

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the year ended Dec. 31, 2008 are as follows:

                                                      Calls                               Puts
------------------------------------------------------------------------------------------------------------------------------------
                                          CONTRACTS          PREMIUMS         CONTRACTS          PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                       10,448         $   843,893           7,676         $   613,799
Opened                                      66,395           3,435,181          18,440           4,880,141
Closed                                     (46,438)         (3,223,934)        (25,764)         (5,289,421)
Expired                                    (30,405)         (1,055,140)           (352)           (204,519)
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                           --         $        --              --         $        --
------------------------------------------------------------------------------------------------------------------------------------



Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the year ended Dec. 31, 2008 are as follows:

                                                      Calls                               Puts
------------------------------------------------------------------------------------------------------------------------------------
                                          CONTRACTS          PREMIUMS         CONTRACTS          PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                       16,014         $ 1,293,391          11,892         $   951,863
Opened                                     107,942           5,618,189          29,309           7,807,061
Closed                                     (74,772)         (5,195,288)        (40,631)         (8,427,743)
Expired                                    (49,184)         (1,716,292)           (570)           (331,181)
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                           --         $        --              --         $        --
------------------------------------------------------------------------------------------------------------------------------------



Contracts and premiums associated with options contracts written by RiverSource VP - Mid Cap Growth Fund during the year ended Dec. 31, 2008 are as follows:

                                                                              Calls
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CONTRACTS         PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                                                    --         $      --
Opened                                                                2,650           317,144
Closed                                                               (2,225)         (269,294)
Expired                                                                (425)          (47,850)
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                                                    --         $      --
------------------------------------------------------------------------------------------------------------------------------------



6. AFFILIATED MONEY MARKET FUND

Each Fund, except for RiverSource VP - Cash Management Fund, may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated for each Fund for the year ended Dec. 31, 2008, are as follows:

FUND                                                           PURCHASES             PROCEEDS
 RiverSource Partners VP - Fundamental Value Fund           $  404,941,476        $  358,695,696
 RiverSource Partners VP - Select Value Fund                    11,746,008            11,199,697
 RiverSource Partners VP - Small Cap Value Fund                506,130,382           550,158,327
 RiverSource VP - Balanced Fund                                572,778,603           615,038,618
 RiverSource VP - Diversified Bond Fund                      2,701,809,812         2,831,964,428
 RiverSource VP - Diversified Equity Income Fund             1,184,404,144         1,140,007,394
 RiverSource VP - Global Bond Fund                             442,618,094           455,705,651
 RiverSource VP - Global Inflation Protected Securities
     Fund                                                      445,176,386           475,485,914
 RiverSource VP - Growth Fund                                  248,884,486           263,950,246
 RiverSource VP - High Yield Bond Fund                         344,041,177           348,787,616
 RiverSource VP - Income Opportunities Fund                    430,435,578           441,597,754
 RiverSource VP - Large Cap Equity Fund                      1,242,491,824         1,443,712,585
 RiverSource VP - Large Cap Value Fund                           5,480,730             5,954,870
 RiverSource VP - Mid Cap Growth Fund                          183,859,406           212,207,429
 RiverSource VP - Mid Cap Value Fund                           114,279,579           114,786,278
 RiverSource VP - S&P 500 Index Fund                            63,729,743            67,402,517
 RiverSource VP - Short Duration U.S. Government Fund          288,295,909           255,510,665


--------------------------------------------------------------------------------
130  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

FUND                                                           PURCHASES             PROCEEDS
 RiverSource VP - Small Cap Advantage Fund                      61,660,381            61,076,657
 Threadneedle VP - Emerging Markets Fund                       739,663,509           756,516,930
 Threadneedle VP - International Opportunity Fund              430,894,641           462,071,946


At Dec. 31, 2008, the income distributions received with respect to each Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and each Fund's invested balance in RiverSource Short-Term Cash Fund can be found in the Portfolio of Investments.

7. BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between each Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Each Fund had no borrowings during the year ended Dec. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, each Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby each Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between each Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In 2007 structured investment vehicles ("SIVs") generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset-backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. As of Dec. 31, 2008, RiverSource VP - Cash Management Fund (Cash Management) held remaining SIV positions in WhistleJacket Capital LLC (WJC). As of Dec. 31, 2008, Cash Management valued these WJC positions at $9.2 million, representing 0.55% of Cash Management's net assets.

WJC breached a financial covenant on Feb. 11, 2008 relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This resulted in the appointment of receivers on Feb. 12, 2008. On Feb. 15, 2008, the receivers declared WJC to be insolvent. Cash Management's two remaining positions in WJC went into default as of their respective maturity dates, Feb. 25, 2008 ($2 million) and March 20, 2008 ($10 million). Subsequently, Cash Management received a partial payment of $2.8 million from WJC on Oct. 27, 2008 reducing the remaining WJC outstanding principal amounts to $9.2 million. The receivers continue to develop a restructuring plan, which will likely result in Cash Management receiving less than the remaining principal on its investment. Accordingly, these holdings have been determined to be illiquid.

On Aug. 28, 2007, Cheyne breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This led to the appointment of receivers on Sept. 4, 2007. On Oct. 17, 2007, the receivers declared Cheyne to be insolvent. On April 17, 2008, Cash Management received a partial payment from Cheyne of $0.4 million, reducing the outstanding principal that was in default as of its Oct. 18, 2007 maturity date from $2 million to $1.6 million. On July 24, 2008, Cash Management elected to receive an additional cash payment in the amount of $0.9 million as one of the available options in accordance with the plan of liquidation of the Cheyne obligations. The resulting realized loss of $0.7 million is reported in Cash Management's Statement of Operations. The loss was not material to Cash Management's $1 net asset value per share.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  131

With the exception of Cheyne Finance (Cheyne), all other SIVs held by Cash Management during the year ended Dec. 31, 2008 matured and all interest and principal payments were received on a timely basis as follows:

                                                                 MATURITY            PRINCIPAL
                                                                   DATE           ($ IN MILLIONS)
 Cullinan Finance                                               04/25/2008              $10
                                                                04/28/2008                4
 K2 (USA) LLC                                                   04/21/2008               15
 Sedna Finance                                                  01/18/2008                8
 Sigma Finance                                                  04/18/2008               15
                                                                04/23/2008               15
                                                                06/06/2008               10


Pursuant to Cash Management's pricing procedures, securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Rule 2a-7 also requires periodic monitoring ("Shadow Pricing") of the deviation between the net asset value per share of Cash Management using the amortized cost method and the net asset value determined based on fair value to ensure that the amortized cost method continues to provide a net asset value for Cash Management in accordance with Rule 2a-7.

As of Dec. 31, 2008, Cash Management carried its investment in WJC at amortized cost of $9.2 million. At that date, for purposes of the Rule 2a-7 monitoring procedure described above, the fair value of WJC was determined to be $7.6 million. As of Feb. 10, 2009, WJC was carried at amortized cost of $9.2 million and the fair value of WJC was determined to be $7.6 million.

As of Dec. 31, 2008 and Feb. 10, 2009, the fair value of Cash Management's investments (including SIVs) continued to support the use of amortized cost, in accordance with Rule 2a-7. For the year ended Dec. 31, 2008 and continuing through Feb. 10, 2009 all investments held by Cash Management, including SIVs, were valued at amortized cost in compliance with 2a-7 procedures. In addition, for the same time periods the deviations resulting from the Shadow Pricing procedure were not material to Cash Management's $1 net asset value per share.

9. REIMBURSEMENT FROM AFFILIATE

On September 15, 2008, Lehman Brothers Holdings Inc. (Lehman Brothers) filed a Chapter 11 bankruptcy petition. At that time, RiverSource VP - Cash Management Fund (Cash Management) owned $10 million in medium term commercial paper issued by Lehman Brothers (the Lehman Notes). The value of the Lehman Notes declined following Lehman Brothers filing of its bankruptcy petition. From September 16, 2008 through Sept. 30, 2008, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of Cash Management's Investment Manager, RiverSource Investments, LLC, purchased the total $10 million par of the Lehman Notes from Cash Management for cash at a price equal to amortized cost plus accrued interest in accordance with Rule 17a-9 of the Investment Company Act of 1940. The amount shown in Cash Management's Statement of Operations as a reimbursement from affiliate is equal to the difference between the fair value of the Lehman Notes at purchase date and the cash received from Ameriprise Financial.

10. FUND MERGER

RIVERSOURCE VP - DIVERSIFIED BOND FUND
At the close of business on March 7, 2008, RiverSource VP - Diversified Bond Fund acquired the assets and assumed the identified liabilities of RiverSource VP - Core Bond Fund. This reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource VP - Diversified Bond Fund immediately before the acquisition were $4,408,130,558 and the combined net assets immediately after the acquisition were $4,515,177,559.

The merger was accomplished by a tax-free exchange of 11,005,013 shares of RiverSource VP - Core Bond Fund valued at $107,047,001.

In exchange for the RiverSource VP - Core Bond Fund shares and net assets, RiverSource VP - Diversified Bond Fund issued 10,355,266 shares.

RiverSource VP - Core Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $107,047,001, which includes $108,711,215 of capital stock, ($1,189,750) of unrealized depreciation, ($432,430) of accumulated net realized loss and ($42,034) of excess distributions over net investment income.


--------------------------------------------------------------------------------
132  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

11. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2008 were as follows:

FUND                                                                          CARRY-OVER
 RiverSource VP - Cash Management Fund                                       $    284,004
 RiverSource VP - Diversified Bond Fund                                        37,404,804
 RiverSource VP - Global Bond Fund                                              1,831,823
 RiverSource VP - High Yield Bond Fund                                        279,490,115
 RiverSource VP - Income Opportunities Fund                                    46,796,610
 RiverSource VP - Short Duration U.S. Government Fund                           7,300,182
 Threadneedle VP - Emerging Markets Fund                                      113,436,613
 Threadneedle VP - International Opportunity Fund                             239,581,213


At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                  2009               2010                2011
 RiverSource VP - Diversified Bond Fund           $ 9,863,475        $ 15,651,826        $ 4,231,263
 RiverSource VP - High Yield Bond Fund             99,499,045         106,316,241                 --
 Threadneedle VP - International
     Opportunity Fund                              98,876,953          90,583,080         21,881,478



FUND                                     2012         2013          2014          2015           2016
 RiverSource VP - Cash Management
     Fund                              $     --    $      150    $       --    $    1,337    $    282,517
 RiverSource VP - Diversified Bond
     Fund                                    --     7,658,240*           --            --              --
 RiverSource VP - Global Bond Fund           --            --            --            --       1,831,823
 RiverSource VP - High Yield Bond
     Fund                                    --       760,493            --            --      72,914,336
 RiverSource VP - Income
     Opportunities Fund                      --            --            --     1,606,700      45,189,910
 RiverSource VP - Short Duration
     U.S. Government Fund               275,317     3,894,750     3,130,115            --              --
 Threadneedle VP - Emerging Markets
     Fund                                    --            --            --            --     113,436,613
 Threadneedle VP - International
     Opportunity Fund                        --            --            --            --      28,239,702


* Includes $112,074 acquired in connection with the fund merger (Note 10).

Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses and net currency losses realized between Nov. 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Dec. 31, 2008, post-October losses that are treated as occurring on Jan. 1, 2009 were as follows:

FUND                                                                       POST-OCTOBER LOSS
 RiverSource Partners VP - Cash Management Fund                               $    504,607
 RiverSource VP - Diversified Bond Fund                                         92,939,685
 RiverSource VP - Global Inflation Protected Securities Fund                     3,700,205
 RiverSource VP - High Yield Bond Fund                                          15,436,890
 RiverSource VP - Income Opportunities Fund                                     19,339,816
 RiverSource VP - Short Duration U.S. Government Fund                            4,008,784
 Threadneedle VP - Emerging Markets Fund                                       102,755,400
 Threadneedle VP - International Opportunity Fund                               62,943,431


The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  133

12. RISKS RELATING TO CERTAIN INVESTMENTS

For RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund:

DIVERSIFICATION RISK
The Funds are non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For RiverSource VP - Global Bond Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund:

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

For RiverSource VP - Global Inflation Protected Securities Fund:

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

INFLATION PROTECTED SECURITIES RISK
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent

--------------------------------------------------------------------------------
134 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  135

14. FINANCIAL HIGHLIGHTS

RiverSource Partners VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                              YEAR ENDED DEC.   PERIOD ENDED  YEAR ENDED
                                                                    31,           DEC. 31,     AUG. 31,
                                                               2008      2007      2006(b)      2006(c)
Net asset value, beginning of period                          $11.20    $10.92     $10.03       $10.06
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     .06       .11        .03          .02
Net gains (losses) (both realized and unrealized)              (4.35)      .30        .91         (.03)
--------------------------------------------------------------------------------------------------------
Total from investment operations                               (4.29)      .41        .94         (.01)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                            (.00)(d)  (.11)      (.02)        (.02)
Distributions from realized gains                               (.09)     (.02)      (.02)          --
Tax return of capital                                             --        --       (.01)          --
--------------------------------------------------------------------------------------------------------
Total distributions                                             (.09)     (.13)      (.05)        (.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $6.82    $11.20     $10.92       $10.03
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                         $842      $786       $397         $232
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/reimbursement(e),(f)    1.06%      .99%      1.02%(g)     1.15%(g)
--------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/reimbursement(e),(f),(h)     1.03%      .99%      1.02%(g)     1.07%(g)
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    .81%     1.03%       .83%(g)     1.27%(g)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          18%       12%         3%           3%
--------------------------------------------------------------------------------------------------------
Total return(i)                                              (38.58%)    3.84%      9.30%(j)     (.05%)(j)
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(d)   Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)   Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(j)   Not annualized.



--------------------------------------------------------------------------------
136  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                 $10.69  $11.37     $11.72     $11.45   $9.95   $9.98
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .16     .11        .04        .25     .05     .02
Net gains (losses) (both realized and unrealized)     (4.05)    .59        .79        .44    1.55    (.03)
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (3.89)    .70        .83        .69    1.60    (.01)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --    (.13)      (.03)      (.25)   (.05)   (.02)
Distributions from realized gains                      (.08)  (1.25)     (1.15)      (.17)   (.05)     --
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.08)  (1.38)     (1.18)      (.42)   (.10)   (.02)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.72  $10.69     $11.37     $11.72  $11.45   $9.95
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $12     $27        $28        $27     $23      $9
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          4.35%   2.09%      1.22%(f)   1.19%   1.17%   1.97%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                      1.14%   1.05%      1.09%(f)   1.08%   1.15%   1.15%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          1.57%    .88%       .95%(f)   2.19%    .45%    .50%(f)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 96%     93%       112%        35%     31%     13%
----------------------------------------------------------------------------------------------------------
Total return(h)                                     (36.58%)  6.03%      7.13%(i)   6.17%  16.18%   (.11%)(i)
----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  137

RiverSource Partners VP - Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                        PERIOD ENDED
                                                   YEAR ENDED DEC. 31,    DEC. 31,      YEAR ENDED AUG. 31,
                                                     2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                $13.63      $14.89     $15.06     $14.46  $13.10  $11.39
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08         .11        .02        .06     .02    (.02)
Net gains (losses) (both realized and unrealized)    (4.26)       (.81)      1.46       1.61    2.53    1.92
------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.18)       (.70)      1.48       1.67    2.55    1.90
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)       (.12)      (.02)      (.06)   (.01)     --
Distributions from realized gains                     (.46)       (.44)     (1.63)     (1.01)  (1.18)   (.19)
------------------------------------------------------------------------------------------------------------
Total distributions                                   (.47)       (.56)     (1.65)     (1.07)  (1.19)   (.19)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.98      $13.63     $14.89     $15.06  $14.46  $13.10
------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $916      $1,024       $619       $549    $412    $229
------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.27%       1.28%      1.32%(e)   1.28%   1.28%   1.27%
------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                     1.22%       1.23%      1.26%(e)   1.24%   1.28%   1.27%
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .84%        .73%       .48%(e)    .41%    .12%   (.20%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                76%         58%        23%       102%     65%     84%
------------------------------------------------------------------------------------------------------------
Total return(g)                                    (31.57%)(h)  (4.90%)     9.99%(h)  12.28%  20.02%  16.78%
------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c)   Includes the impact of a performance incentive adjustment, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
138  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $15.09  $15.61     $15.44     $15.18  $14.17  $13.00
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .46     .43        .13        .41     .35     .31
Net gains (losses) (both realized and unrealized)     (4.72)   (.16)      1.04        .72    1.02    1.17
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (4.26)    .27       1.17       1.13    1.37    1.48
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.03)   (.45)      (.10)      (.41)   (.36)   (.31)
Distributions from realized gains                      (.91)   (.34)      (.90)      (.46)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                    (.94)   (.79)     (1.00)      (.87)   (.36)   (.31)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.89  $15.09     $15.61     $15.44  $15.18  $14.17
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $921  $1,731     $2,071     $2,046  $2,437  $2,664
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .71%    .80%       .84%(e)    .77%    .82%    .78%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          3.27%   2.65%      2.43%(e)   2.63%   2.34%   2.16%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                             131%    118%        38%       130%    131%    133%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (29.92%)  1.74%      7.73%(h)   7.76%   9.68%  11.39%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  139

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED DEC.  PERIOD ENDED
                                                            31,          DEC. 31,    YEAR ENDED AUG. 31,
                                                       2008     2007      2006(b)     2006   2005   2004
Net asset value, beginning of period                   $1.00    $1.00      $1.00     $1.00  $1.00  $1.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .02      .05        .02       .04    .02     --
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.02)    (.05)      (.02)     (.04)  (.02)    --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $1.00    $1.00      $1.00     $1.00  $1.00  $1.00
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $1,673   $1,338     $1,055      $999   $688   $773
--------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                   .62%     .60%       .60%(e)   .67%   .70%   .69%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                           2.27%    4.72%      4.66%(e)  4.01%  1.88%   .47%
--------------------------------------------------------------------------------------------------------
Total return(f)                                        2.31%(g) 4.75%      1.54%(h)  4.01%  1.92%   .48%
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) During the year ended Dec. 31, 2008, the Fund received a reimbursement from an affiliate. Had the Fund not received this reimbursement, the total return would have been lower by 0.57%.
(h)   Not annualized.



--------------------------------------------------------------------------------
140  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                     2008     2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                $10.50   $10.47     $10.39     $10.66  $10.62  $10.40
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .50      .50        .16        .43     .39     .38
Net gains (losses) (both realized and unrealized)    (1.15)     .03        .08       (.27)    .06     .22
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (.65)     .53        .24        .16     .45     .60
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)    (.49)      (.16)      (.43)   (.41)   (.38)
Tax return of capital                                   --     (.01)        --         --      --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (.05)    (.50)      (.16)      (.43)   (.41)   (.38)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.80   $10.50     $10.47     $10.39  $10.66  $10.62
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $4,480   $4,353     $2,745     $2,325  $1,824  $1,696
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .72%     .74%       .74%(e)    .80%    .82%    .81%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.77%    4.79%      4.57%(e)   4.15%   3.65%   3.60%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               231%(f)  289%       109%       292%    293%    295%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (6.32%)   5.20%      2.32%(h)   1.58%   4.27%   5.84%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 120% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  141

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $16.24  $15.48     $15.09     $13.83  $11.17   $9.65
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .23     .24        .07        .23     .20     .17
Net gains (losses) (both realized and unrealized)     (6.35)    .98       1.33       1.80    2.65    1.51
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (6.12)   1.22       1.40       2.03    2.85    1.68
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.01)   (.25)      (.05)      (.22)   (.19)   (.16)
Distributions from realized gains                     (1.27)   (.21)      (.96)      (.55)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (1.28)   (.46)     (1.01)      (.77)   (.19)   (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.84  $16.24     $15.48     $15.09  $13.83  $11.17
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $2,765  $4,079     $3,446     $2,877  $1,679    $843
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .86%    .86%       .91%(e)    .91%    .84%    .86%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          2.03%   1.47%      1.39%(e)   1.61%   1.66%   1.77%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 41%     29%         5%        27%     25%     19%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (40.47%)  8.02%      9.37%(g)  15.19%  25.59%  17.53%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
142  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                     2008     2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                $11.32   $10.90     $10.79     $11.02  $10.82  $10.40
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .42      .38        .12        .30     .34     .35
Net gains (losses) (both realized and unrealized)     (.46)     .44        .11       (.17)    .39     .73
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (.04)     .82        .23        .13     .73    1.08
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.77)    (.40)      (.12)      (.31)   (.53)   (.66)
Distributions from realized gains                     (.01)      --         --       (.05)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (.78)    (.40)      (.12)      (.36)   (.53)   (.66)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.50   $11.32     $10.90     $10.79  $11.02  $10.82
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $1,439   $1,328       $782       $692    $575    $409
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .97%    1.00%      1.00%(e)   1.06%   1.08%   1.08%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.56%    3.45%      3.22%(e)   2.85%   2.63%   2.76%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                62%      69%        20%        65%     79%    105%
---------------------------------------------------------------------------------------------------------
Total return(f)                                      (.44%)   7.65%      2.15%(g)   1.27%   6.75%  10.57%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  143

RiverSource VP - Global Inflation Protected Securities Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                       YEAR ENDED DEC.   PERIOD ENDED    YEAR ENDED AUG.
                                                             31,           DEC. 31,            31,
                                                        2008     2007       2006(b)      2006    2005(c)
Net asset value, beginning of period                   $10.28    $9.76      $10.04      $10.19    $10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .43      .52         .06         .47       .32
Net gains (losses) (both realized and unrealized)        (.40)     .24        (.10)       (.26)      .19
--------------------------------------------------------------------------------------------------------
Total from investment operations                          .03      .76        (.04)        .21       .51
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.25)    (.24)       (.24)       (.34)     (.32)
Distributions from realized gains                          --       --          --        (.02)       --
--------------------------------------------------------------------------------------------------------
Total distributions                                      (.25)    (.24)       (.24)       (.36)     (.32)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.06   $10.28       $9.76      $10.04    $10.19
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $983     $820        $582        $403      $116
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                             .73%     .74%        .72%(f)     .77%      .87%(f)
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                         .72%     .72%        .72%(f)     .72%      .75%(f)
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.95%    4.50%       1.09%(f)    4.23%     3.42%(f)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   54%      80%         --%         75%       29%
--------------------------------------------------------------------------------------------------------
Total return(h)                                          .14%    7.93%       (.49%)(i)   2.18%     5.22%(i)
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.


--------------------------------------------------------------------------------
144  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP -  Growth Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                     YEAR ENDED DEC.  PERIOD ENDED
                                                           31,          DEC. 31,     YEAR ENDED AUG. 31,
                                                       2008     2007     2006(b)     2006   2005    2004
Net asset value, beginning of period                   $7.65   $7.50      $6.93     $6.61   $5.69  $5.45
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .10     .08        .01       .06     .03    .02
Net gains (losses) (both realized and unrealized)      (3.48)    .15        .57       .33     .91    .24
--------------------------------------------------------------------------------------------------------
Total from investment operations                       (3.38)    .23        .58       .39     .94    .26
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.02)   (.08)      (.01)     (.07)   (.02)  (.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $4.25   $7.65      $7.50     $6.93   $6.61  $5.69
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $275    $627       $640      $612    $392   $261
--------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                   .75%    .89%      1.01%(e)   .91%    .92%   .85%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                           1.36%   1.01%       .59%(e)  1.04%    .42%   .27%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 150%    116%        30%      156%    154%   192%
--------------------------------------------------------------------------------------------------------
Total return(f)                                      (44.35%)  3.07%      8.27%(g)  5.79%  16.74%  4.64%
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  145

RiverSource VP - High Yield Bond Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                  $6.48   $6.85      $6.68      $6.76   $6.60   $6.22
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .66     .50        .16        .47     .44     .47
Net gains (losses) (both realized and unrealized)     (2.28)   (.37)       .19       (.09)    .16     .38
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.62)    .13        .35        .38     .60     .85
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.02)   (.50)      (.18)      (.46)   (.44)   (.47)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $4.84   $6.48      $6.85      $6.68   $6.76   $6.60
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $522  $1,032     $1,216     $1,192  $1,246  $1,130
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .89%    .87%       .88%(e)    .87%    .83%    .82%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          8.84%   7.38%      7.35%(e)   7.02%   6.58%   7.30%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 58%     84%        29%       106%    106%    139%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (25.19%)  1.86%      5.43%(g)   5.76%   9.31%  14.03%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
146  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                  $9.86  $10.32     $10.08     $10.39  $10.29    $9.93
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .69     .70        .22        .64     .59      .15
Net gains (losses) (both realized and unrealized)     (2.54)   (.44)       .24       (.26)    .18      .36
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.85)    .26        .46        .38     .77      .51
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.02)   (.68)      (.22)      (.64)   (.59)    (.15)
Distributions from realized gains                        --    (.02)        --       (.05)   (.08)      --
Tax return of capital                                    --    (.02)        --         --      --       --
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.02)   (.72)      (.22)      (.69)   (.67)    (.15)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $7.99   $9.86     $10.32     $10.08  $10.39   $10.29
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $755    $736       $409       $259     $45      $16
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                           .92%    .91%       .90%(f)    .96%   1.03%    1.55%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                       .92%    .91%       .90%(f)    .96%    .99%     .99%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          8.04%   6.89%      6.72%(f)   6.39%   5.69%    6.03%(f)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 76%     98%        29%        87%     93%      36%
----------------------------------------------------------------------------------------------------------
Total return(h)                                     (18.82%)  2.65%      4.66%(i)   3.76%   7.73%    5.17%(i)
----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  147

RiverSource VP - Large Cap Equity Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $25.27  $25.04     $22.91     $21.48  $19.32  $18.04
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .38     .35        .09        .29     .24     .14
Net gains (losses) (both realized and unrealized)    (10.22)    .39       2.10       1.43    2.15    1.28
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (9.84)    .74       2.19       1.72    2.39    1.42
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.04)   (.34)      (.06)      (.29)   (.23)   (.14)
Distributions from realized gains                     (2.13)   (.17)        --         --      --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (2.17)   (.51)      (.06)      (.29)   (.23)   (.14)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.26  $25.27     $25.04     $22.91  $21.48  $19.32
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $1,349  $3,023     $3,737     $3,733  $2,510  $2,535
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .72%    .86%       .83%(e)    .82%    .80%    .85%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          1.77%   1.29%      1.16%(e)   1.30%   1.13%    .72%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                109%     66%        21%        85%    132%    114%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (42.16%)  2.93%      9.59%(g)   8.02%  12.42%   7.87%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
148  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Value Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                 $11.12  $12.23     $11.71     $10.99  $10.00    $9.99
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .21     .17        .05        .17     .14      .05
Net gains (losses) (both realized and unrealized)     (4.52)   (.22)      1.13        .98    1.06      .02
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (4.31)   (.05)      1.18       1.15    1.20      .07
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.01)   (.17)      (.05)      (.17)   (.14)    (.06)
Distributions from realized gains                      (.21)   (.89)      (.61)      (.26)   (.07)      --
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.22)  (1.06)      (.66)      (.43)   (.21)    (.06)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.59  $11.12     $12.23     $11.71  $10.99   $10.00
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $10     $22        $25        $21     $15       $7
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          1.28%   1.08%      1.23%(f)   1.20%   2.55%    2.85%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                       .93%   1.04%      1.05%(f)   1.02%   1.05%    1.05%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          2.08%   1.35%      1.33%(f)   1.55%   1.37%    1.03%(f)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 75%     39%        13%        49%     52%      24%
----------------------------------------------------------------------------------------------------------
Total return(h)                                     (39.46%)  (.46%)    10.15%(i)  10.75%  12.04%     .69%(i)
----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  149

RiverSource VP - Mid Cap Growth Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $12.85  $11.42     $10.96     $12.43  $10.11  $10.09
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .00(c) (.02)       .03       (.01)   (.04)   (.05)
Net gains (losses) (both realized and unrealized)     (5.74)   1.58        .91       (.44)   2.36     .07
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (5.74)   1.56        .94       (.45)   2.32     .02
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    .00(c) (.01)      (.03)        --      --      --
Distributions from realized gains                      (.07)   (.12)      (.45)     (1.02)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                    (.07)   (.13)      (.48)     (1.02)     --      --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $7.04  $12.85     $11.42     $10.96  $12.43  $10.11
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $256    $593       $690       $709    $255    $225
---------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                  .88%    .86%       .88%(f)    .92%    .82%    .85%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          (.01%)  (.12%)      .70%(f)   (.14%)  (.32%)  (.49%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 70%     93%        24%        43%     34%     25%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (44.84%) 13.74%      8.54%(h)  (4.43%) 23.03%    .13%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c)   Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
150  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                       YEAR ENDED DEC.   PERIOD ENDED    YEAR ENDED AUG.
                                                             31,           DEC. 31,            31,
                                                        2008     2007       2006(b)      2006    2005(c)
Net asset value, beginning of period                   $14.60   $13.49      $12.65      $11.42    $10.15
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .08      .10         .05         .09       .01
Net gains (losses) (both realized and unrealized)       (5.52)    1.29         .98        1.27      1.28
--------------------------------------------------------------------------------------------------------
Total from investment operations                        (5.44)    1.39        1.03        1.36      1.29
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       --     (.11)       (.05)       (.09)     (.02)
Distributions from realized gain                        (2.82)    (.17)       (.14)       (.04)       --
--------------------------------------------------------------------------------------------------------
Total distributions                                     (2.82)    (.28)       (.19)       (.13)     (.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.34   $14.60      $13.49      $12.65    $11.42
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $247     $355        $370        $228        $7
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                            1.04%    1.03%       1.07%(f)    1.44%     2.97%(f)
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                        1.04%    1.03%       1.07%(f)    1.11%     1.08%(f)
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                            1.01%     .72%       1.23%(f)    1.02%      .62%(f)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%      77%          4%         60%        7%
--------------------------------------------------------------------------------------------------------
Total return(h)                                       (45.10%)  10.35%       8.07%(i)   11.93%    12.70%(i)
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(d) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  151

RiverSource VP - S&P 500 Index Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                  YEAR ENDED DEC.   PERIOD ENDED
                                                        31,           DEC. 31,        YEAR ENDED AUG. 31,
                                                    2008     2007      2006(b)      2006     2005     2004
Net asset value, beginning of period                $9.83   $9.59       $8.85      $8.30     $7.54    $6.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16     .15         .04        .13       .13      .09
Net gains (losses) (both realized and
 unrealized)                                        (3.69)    .33         .77        .57       .76      .66
-----------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.53)    .48         .81        .70       .89      .75
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)   (.17)       (.03)      (.13)     (.13)    (.09)
Distributions from realized gains                    (.33)   (.07)       (.04)      (.02)       --       --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.34)   (.24)       (.07)      (.15)     (.13)    (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.96   $9.83       $9.59      $8.85     $8.30    $7.54
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $193    $380        $392       $367      $367     $283
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         .54%    .52%        .51%(e)    .53%      .56%     .57%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                     .51%    .50%(g)     .50%(e)    .50%      .50%     .49%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.79%   1.48%       1.44%(e)   1.46%     1.65%    1.21%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                4%      4%          2%         6%        5%      --%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                   (37.10%)  5.01%       9.27%(i)   8.38%(j) 11.98%   10.84%
-----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Prior to rounding, the ratio of net expenses to average net assets after expense waiver/reimbursement was 0.495% for the year ended Dec. 31, 2007.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.
(j) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.



--------------------------------------------------------------------------------
152  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP -  Short Duration U.S. Government Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                  YEAR ENDED DEC.   PERIOD ENDED
                                                        31,           DEC. 31,        YEAR ENDED AUG. 31,
                                                   2008     2007       2006(b)      2006     2005     2004
Net asset value, beginning of period              $10.23   $10.13      $10.11      $10.21   $10.34   $10.46
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .32      .42         .13         .36      .27      .25
Net gains (losses) (both realized and
 unrealized)                                        (.58)     .10         .02        (.10)    (.13)    (.07)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                    (.26)     .52         .15         .26      .14      .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.02)    (.42)       (.13)       (.36)    (.27)    (.25)
Distributions from realized gains                     --       --          --          --       --     (.05)
-----------------------------------------------------------------------------------------------------------
Total distributions                                 (.02)    (.42)       (.13)       (.36)    (.27)    (.30)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.95   $10.23      $10.13      $10.11   $10.21   $10.34
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $503     $483        $457        $463     $484     $506
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                               .79%     .79%        .77%(e)     .82%     .83%     .82%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.19%    4.17%       3.97%(e)    3.55%    2.67%    2.36%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                          314%     213%         58%        236%     171%     135%
-----------------------------------------------------------------------------------------------------------
Total return(g)                                   (2.64%)   5.33%       1.55%(h)    2.61%    1.43%    1.70%
-----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 190% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  153

RiverSource VP - Small Cap Advantage Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $11.80  $13.03     $13.80     $15.11  $12.64  $11.25
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .02     .01        .01         --    (.04)   (.05)
Net gains (losses) (both realized and unrealized)     (4.23)   (.52)      1.11        .61    3.14    1.44
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (4.21)   (.51)      1.12        .61    3.10    1.39
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --    (.02)      (.01)        --      --      --
Distributions from realized gains                     (1.10)   (.70)     (1.88)     (1.92)   (.63)     --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (1.10)   (.72)     (1.89)     (1.92)   (.63)     --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.49  $11.80     $13.03     $13.80  $15.11  $12.64
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $68    $161       $220       $218    $235    $184
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          1.06%   1.01%      1.08%(e)   1.06%   1.07%   1.10%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                       .96%   1.01%      1.08%(e)   1.06%   1.07%   1.10%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                           .19%    .06%       .22%(e)   (.02%)  (.28%)  (.42%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                269%    150%        74%       132%    112%    104%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (38.59%) (4.19%)     8.14%(h)   4.40%  24.88%  12.40%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
154  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - Emerging Markets Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $22.49  $17.35     $16.32     $13.14   $9.80   $8.44
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .16     .14       (.02)       .09     .06     .09
Net gains (losses) (both realized and unrealized)    (10.66)   6.11       3.21       3.85    3.72    1.39
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (10.50)   6.25       3.19       3.94    3.78    1.48
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.12)   (.11)        --       (.06)   (.06)   (.12)
Distributions from realized gains                     (3.11)  (1.00)     (2.16)      (.70)   (.38)     --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (3.23)  (1.11)     (2.16)      (.76)   (.44)   (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.76  $22.49     $17.35     $16.32  $13.14   $9.80
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $713    $962       $548       $427    $192     $46
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          1.61%   1.50%      1.51%(e)   1.54%   1.55%   1.67%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                      1.61%   1.50%      1.51%(e)   1.54%   1.55%   1.61%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          1.06%    .73%      (.36%)(e)   .68%    .58%    .65%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                140%    124%        46%       146%    120%    117%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (53.71%) 38.11%     20.17%(h)  30.97%  39.60%  17.63%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  155

Threadneedle VP - International Opportunity Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $14.71  $13.19     $12.24     $10.02   $8.23   $7.19
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .27     .13        .02        .12     .11     .08
Net gains (losses) (both realized and unrealized)     (6.12)   1.53       1.04       2.27    1.80    1.05
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (5.85)   1.66       1.06       2.39    1.91    1.13
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.28)   (.14)      (.10)      (.17)   (.12)   (.09)
Tax return of capital                                    --      --       (.01)        --      --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                    (.28)   (.14)      (.11)      (.17)   (.12)   (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.58  $14.71     $13.19     $12.24  $10.02   $8.23
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $535  $1,195     $1,311     $1,266  $1,184    $974
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 1.15%   1.01%      1.08%(e)   1.12%   1.04%    .98%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          2.21%    .94%       .55%(e)   1.04%   1.19%    .99%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 61%     94%        20%        74%     90%    142%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (40.43%) 12.68%      8.72%(g)  23.82%  23.29%  15.77%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
156  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Fundamental Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (90.7%)
ISSUER                 SHARES          VALUE(a)
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel
 Service Cl B           81,650       $4,503,814
-----------------------------------------------


AUTOMOBILES (0.8%)
Harley-Davidson        376,480        6,388,866
-----------------------------------------------


BEVERAGES (2.3%)
Diageo ADR             220,280(c)    12,498,687
Heineken Holding       243,376(c)     6,983,211
                                ---------------
Total                                19,481,898
-----------------------------------------------


CAPITAL MARKETS (2.4%)
Bank of New York
 Mellon                553,290       15,674,707
E*TRADE Financial       64,300(b)        73,945
Goldman Sachs Group     31,520        2,659,973
Morgan Stanley          38,710          620,908
State Street            27,180        1,068,989
                                ---------------
Total                                20,098,522
-----------------------------------------------


CHEMICALS (0.5%)
Monsanto                56,800        3,995,880
-----------------------------------------------


COMMERCIAL BANKS (4.7%)
Wells Fargo & Co     1,544,298       39,791,605
-----------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (1.7%)
Iron Mountain          595,179(b)    14,718,777
-----------------------------------------------


COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems          275,480(b)     4,490,324
-----------------------------------------------


COMPUTERS & PERIPHERALS (1.4%)
Dell                   236,200(b)     2,418,688
Hewlett-Packard        251,600        9,130,564
                                ---------------
Total                                11,549,252
-----------------------------------------------


CONSTRUCTION MATERIALS (1.4%)
Martin Marietta
 Materials              42,960        4,170,557
Vulcan Materials       104,580        7,276,676
                                ---------------
Total                                11,447,233
-----------------------------------------------


CONSUMER FINANCE (2.4%)
American Express     1,079,190       20,018,975
Discover Financial
 Services               56,540          538,826
                                ---------------
Total                                20,557,801
-----------------------------------------------


CONTAINERS & PACKAGING (1.5%)
Sealed Air             873,466       13,049,582
-----------------------------------------------


DIVERSIFIED CONSUMER SERVICES (1.6%)
H&R Block              604,280       13,729,242
-----------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (5.5%)
Bank of America        292,363        3,403,105
Citigroup              272,860        1,830,891
JPMorgan Chase & Co  1,128,700       35,587,910
Moody's                256,370        5,150,473
                                ---------------
Total                                45,972,379
-----------------------------------------------


ELECTRICAL EQUIPMENT (0.1%)
ABB ADR                 80,720(c)     1,211,607
-----------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
  (1.1%)
Agilent
 Technologies          384,302(b)     6,006,641
Tyco Electronics       224,902(c)     3,645,661
                                ---------------
Total                                 9,652,302
-----------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.5%)
Transocean              97,225(b)     4,593,881
-----------------------------------------------


FOOD & STAPLES RETAILING (7.3%)
Costco Wholesale       819,080       43,001,700
CVS Caremark           591,145       16,989,507
Whole Foods Market      73,730          696,011
                                ---------------
Total                                60,687,218
-----------------------------------------------


FOOD PRODUCTS (0.2%)
Hershey                 57,350        1,992,339
-----------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (2.5%)
Cardinal Health        178,400        6,149,448
Express Scripts        136,500(b)     7,504,770
UnitedHealth Group     284,810        7,575,946
                                ---------------
Total                                21,230,164
-----------------------------------------------


HOUSEHOLD DURABLES (0.3%)
Garmin                  49,730(c)       953,324
Hunter Douglas          35,774(c)     1,183,011
                                ---------------
Total                                 2,136,335
-----------------------------------------------


HOUSEHOLD PRODUCTS (1.6%)
Procter & Gamble       220,210       13,613,382
-----------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
  (0.2%)
AES                    214,400(b)     1,766,656
-----------------------------------------------


INDUSTRIAL CONGLOMERATES (1.0%)
Siemens                 49,060(c)     3,717,764
Tyco Intl              221,662(c)     4,787,899
                                ---------------
Total                                 8,505,663
-----------------------------------------------


INSURANCE (11.6%)
American Intl Group    807,320        1,267,492
Berkshire Hathaway
 Cl B                   13,248(b)    42,579,071
Hartford Financial
 Services Group        173,300        2,845,586
Loews                  668,280       18,878,910
Markel                   2,415(b)       722,085
MBIA                    64,600          262,922
NIPPONKOA Insurance    534,200(c)     4,154,139
Principal Financial
 Group                  72,790        1,642,870
Progressive          1,161,891       17,207,606
Sun Life Financial      43,800(c)     1,013,532
Transatlantic
 Holdings              186,413        7,467,705
                                ---------------
Total                                98,041,918
-----------------------------------------------


INTERNET & CATALOG RETAIL (0.6%)
Amazon.com              82,660(b)     4,238,804
Liberty
 Media -- Interact-
 ive Cl A              189,388(b,e)     590,891
                                ---------------
Total                                 4,829,695
-----------------------------------------------


INTERNET SOFTWARE & SERVICES (0.9%)
eBay                   117,430(b)     1,639,323
Google Cl A             19,850(b)     6,106,852
                                ---------------
Total                                 7,746,175
-----------------------------------------------


IT SERVICES (0.2%)
Visa Cl A               27,630        1,449,194
-----------------------------------------------


MACHINERY (0.3%)
PACCAR                  92,470        2,644,642
-----------------------------------------------


MARINE (0.6%)
China Shipping
 Development Series
 H                   1,536,000(c)     1,547,869
Kuehne & Nagel Intl     56,957(c)     3,682,608
                                ---------------
Total                                 5,230,477
-----------------------------------------------


MEDIA (4.6%)
Comcast Special Cl
 A                   1,112,047       17,959,559
Grupo Televisa ADR     573,710(c)     8,571,227
Liberty
 Entertainment
 Series A              151,420(b,e)   2,646,822
News Corp Cl A       1,037,380        9,429,784
WPP ADR                  6,250(c)       184,938
                                ---------------
Total                                38,792,330
-----------------------------------------------


METALS & MINING (0.5%)
BHP Billiton           146,250(c)     2,877,737
Rio Tinto               52,090(c)     1,174,571
                                ---------------
Total                                 4,052,308
-----------------------------------------------


MULTILINE RETAIL (0.1%)
Sears Holdings          12,400(b)       481,988
-----------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  157

RiverSource Partners VP - Fundamental Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES          VALUE(a)


OIL, GAS & CONSUMABLE FUELS (17.0%)
Canadian Natural
 Resources             323,600(c)   $12,937,528
China Coal Energy
 Series H            3,020,900(c)     2,441,387
ConocoPhillips         716,720       37,126,095
Devon Energy           435,080       28,589,107
EOG Resources          371,420       24,729,144
Occidental
 Petroleum             594,340       35,654,457
OGX Petroleo e Gas
 Participacoes           3,100(b,c)     704,985
                                ---------------
Total                               142,182,703
-----------------------------------------------


PAPER & FOREST PRODUCTS (0.5%)
Sino-Forest Cl A       495,300(b,c)   4,022,224
-----------------------------------------------


PERSONAL PRODUCTS (0.3%)
Avon Products          101,870        2,447,936
-----------------------------------------------


PHARMACEUTICALS (1.8%)
Johnson & Johnson       82,550        4,938,967
Schering-Plough        599,300       10,206,079
                                ---------------
Total                                15,145,046
-----------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Brookfield Asset
 Management Cl A       265,940(c)     4,060,904
Hang Lung Group        886,000(c)     2,706,630
                                ---------------
Total                                 6,767,534
-----------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Texas Instruments      751,200       11,658,624
-----------------------------------------------


SOFTWARE (1.9%)
Microsoft              840,110       16,331,738
-----------------------------------------------


SPECIALTY RETAIL (1.6%)
Bed Bath & Beyond      291,330(b)     7,405,609
CarMax                 232,100(b)     1,828,948
Lowe's Companies       215,170        4,630,458
                                ---------------
Total                                13,865,015
-----------------------------------------------


TOBACCO (3.2%)
Altria Group            32,480          489,149
Philip Morris Intl     611,529       26,607,627
                                ---------------
Total                                27,096,776
-----------------------------------------------


TRANSPORTATION INFRASTRUCTURE (0.6%)
China Merchants
 Holdings Intl       2,056,543(c)     4,016,342
COSCO Pacific        1,055,760(c)     1,085,510
                                ---------------
Total                                 5,101,852
-----------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel          747,120(b)     1,367,230
-----------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,102,867,861)             $764,420,127
-----------------------------------------------







BONDS (0.1%)
                  COUPON   PRINCIPAL
ISSUER             RATE      AMOUNT         VALUE(a)
PAPER
Sino-Forest
 08-01-13          5.00%   $1,340,000(c,d)  $935,106
----------------------------------------------------
TOTAL BONDS
(Cost: $1,340,000)                          $935,106
----------------------------------------------------





MONEY MARKET FUND (9.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              75,846,674(f)        $75,846,674
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $75,846,674)                                                       $75,846,674
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,180,054,535)                                                   $841,201,907
-------------------------------------------------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 10.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $935,106 or 0.1% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
158  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Fundamental Value Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                         ---------------------------------------------------------------------
                                              LEVEL 1            LEVEL 2
                                           QUOTED PRICES          OTHER            LEVEL 3
                                             IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                            MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                              IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $804,696,023        $36,505,884           $--          $841,201,907






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  159

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Select Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (98.0%)
ISSUER                 SHARES     VALUE(a)
AIRLINES (1.1%)
Continental Airlines
 Cl B                   7,100(b)  $128,226
------------------------------------------


AUTO COMPONENTS (1.0%)
BorgWarner              5,500      119,735
------------------------------------------


BEVERAGES (0.8%)
Coca-Cola
 Enterprises            8,200       98,646
------------------------------------------


CAPITAL MARKETS (2.8%)
Invesco                12,030      173,713
State Street            4,100      161,253
                           ---------------
Total                              334,966
------------------------------------------


CHEMICALS (2.0%)
Celanese Series A       4,300       53,449
Intl Flavors &
 Fragrances             3,700      109,964
Terra Inds              4,900       81,683
                           ---------------
Total                              245,096
------------------------------------------


COMMERCIAL BANKS (2.8%)
Bank of Hawaii          2,400      108,408
BB&T                      900       24,714
Comerica                8,600      170,710
Susquehanna
 Bancshares             2,100       33,411
                           ---------------
Total                              337,243
------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (2.7%)
Covanta Holding         2,800(b)    61,488
RR Donnelley & Sons    13,800      187,404
Steelcase Cl A         12,900       72,498
                           ---------------
Total                              321,390
------------------------------------------


COMMUNICATIONS EQUIPMENT (0.7%)
Comtech
 Telecommunications     1,950(b)    89,349
------------------------------------------


CONTAINERS & PACKAGING (3.4%)
AptarGroup              2,750       96,910
Crown Holdings          6,700(b)   128,640
Sonoco Products         7,850      181,806
                           ---------------
Total                              407,356
------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (1.4%)
NASDAQ OMX Group        6,800(b)   168,028
------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES
  (2.3%)
NTELOS Holdings        11,300      278,658
------------------------------------------


ELECTRIC UTILITIES (4.1%)
American Electric
 Power                  2,500       83,200
Northeast Utilities     7,400      178,044
NV Energy              12,100      119,669
Pinnacle West
 Capital                3,400      109,242
                           ---------------
Total                              490,155
------------------------------------------


ELECTRICAL EQUIPMENT (0.6%)
Cooper Inds Cl A        2,500       73,075
------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS &
  COMPONENTS (1.0%)
Flextronics Intl       49,112(b,c) 125,727
------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.4%)
Noble                   7,492      165,498
------------------------------------------


FOOD & STAPLES RETAILING (1.9%)
Kroger                  4,600      121,486
Ruddick                 3,700      102,305
                           ---------------
Total                              223,791
------------------------------------------


FOOD PRODUCTS (4.6%)
Archer-Daniels-
 Midland                3,300       95,139
Dean Foods              5,400(b)    97,038
Fresh Del Monte
 Produce                6,500(b,c) 145,730
JM Smucker              1,400       60,704
Sara Lee               16,050      157,130
                           ---------------
Total                              555,741
------------------------------------------


GAS UTILITIES (1.9%)
Energen                 1,700       49,861
Questar                 5,500      179,795
                           ---------------
Total                              229,656
------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Beckman Coulter         2,525      110,949
Hill-Rom Holdings       3,500       57,610
                           ---------------
Total                              168,559
------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.4%)
CIGNA                  10,370      174,735
HealthSpring            2,400(b)    47,928
Magellan Health
 Services               1,300(b)    50,908
Omnicare                5,000      138,800
                           ---------------
Total                              412,371
------------------------------------------


HEALTH CARE TECHNOLOGY (1.4%)
IMS Health             10,750      162,970
------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.4%)
Darden Restaurants      6,086      171,503
------------------------------------------


HOUSEHOLD DURABLES (3.3%)
Leggett & Platt         9,200      139,748
Snap-On                 3,400      133,892
Tupperware Brands       5,200      118,040
                           ---------------
Total                              391,680
------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS (1.0%)
NRG Energy              5,100(b)   118,983
------------------------------------------


INSURANCE (12.6%)
Alleghany                 700(b)   197,400
Allstate                5,850      191,646
Aon                     2,700      123,336
Arch Capital Group      2,600(b,c) 182,260
Endurance Specialty
 Holdings               3,700(c)   112,961
Fidelity Natl
 Financial Cl A         3,800       67,450
HCC Insurance
 Holdings               6,200      165,850
Lincoln Natl           11,245      211,856
Marsh & McLennan
 Companies              3,200       77,664
Unum Group              9,900      184,140
                           ---------------
Total                            1,514,563
------------------------------------------


IT SERVICES (3.6%)
Computer Sciences       6,375(b)   224,018
MasterCard Cl A           565       80,755
SAIC                    6,400(b)   124,672
                           ---------------
Total                              429,445
------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.7%)
Life Technologies       3,500(b)    81,585
------------------------------------------


MACHINERY (2.7%)
Dover                   2,000       65,840
Eaton                   3,436      170,804
SPX                     2,100       85,155
                           ---------------
Total                              321,799
------------------------------------------


METALS & MINING (0.4%)
Reliance Steel &
 Aluminum               2,600       51,844
------------------------------------------


MULTILINE RETAIL (0.8%)
Family Dollar Stores    1,550       40,409
Kohl's                  1,500(b)    54,300
                           ---------------
Total                               94,709
------------------------------------------


MULTI-UTILITIES (4.8%)
NSTAR                   4,600      167,853
PG&E                    4,025      155,808
SCANA                   4,241      150,980
Xcel Energy             5,500      102,025
                           ---------------
Total                              576,666
------------------------------------------


OIL, GAS & CONSUMABLE FUELS (2.6%)
Noble Energy            2,200      108,284
Valero Energy           2,600       56,264
Walter Inds             3,700       64,787
Whiting Petroleum       2,450(b)    81,977
                           ---------------
Total                              311,312
------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
160  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Select Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES     VALUE(a)


PAPER & FOREST PRODUCTS (0.5%)
Intl Paper              4,800      $56,640
------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)
  (8.5%)
Apartment Investment
 & Management Cl A      4,286       49,503
Digital Realty Trust    6,500      213,525
Duke Realty            18,710      205,062
Health Care REIT        3,700      156,140
Natl Retail
 Properties            10,300      177,057
Simon Property Group    4,250      225,802
                           ---------------
Total                            1,027,089
------------------------------------------


ROAD & RAIL (1.5%)
Kansas City Southern    3,800(b)    72,390
Werner Enterprises      6,000      104,040
                           ---------------
Total                              176,430
------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (1.9%)
Microchip Technology    7,000      136,710
Semtech                 8,400(b)    94,668
                           ---------------
Total                              231,378
------------------------------------------


SOFTWARE (1.9%)
Check Point Software
 Technologies           7,300(b,c) 138,627
Solera Holdings         1,300(b)    31,330
Sybase                  2,400(b)    59,448
                           ---------------
Total                              229,405
------------------------------------------


SPECIALTY RETAIL (1.9%)
Advance Auto Parts      4,200      141,330
PetSmart                5,000       92,250
                           ---------------
Total                              233,580
------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (2.5%)
VF                      3,800      208,126
Warnaco Group           4,400(b)    86,372
                           ---------------
Total                              294,498
------------------------------------------


THRIFTS & MORTGAGE FINANCE (0.6%)
New York Community
 Bancorp                6,000       71,760
------------------------------------------


TOBACCO (0.7%)
Lorillard               1,500       84,525
------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (1.4%)
United Rentals         19,104(b)   174,228
------------------------------------------
TOTAL COMMON STOCKS
(Cost: $16,163,184)            $11,779,858
------------------------------------------



MONEY MARKET FUND (6.3%)
                       SHARES     VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                761,084(d)  $761,084
------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $761,084)                  $761,084
------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $16,924,268)            $12,540,942
------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 5.9% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  161

RiverSource Partners VP - Select Value Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          --------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS            TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                    $12,540,942            $--               $--          $12,540,942






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
162  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Small Cap Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (89.9%)
ISSUER                SHARES         VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AAR                     95,520(b)  $1,758,524
Cubic                   35,580        967,776
Esterline
 Technologies           30,290(b)   1,147,688
Moog Cl A               37,230(b)   1,361,501
Triumph Group           27,970      1,187,606
                              ---------------
Total                               6,423,095
---------------------------------------------


AIR FREIGHT & LOGISTICS (0.1%)
Pacer Intl             122,300      1,275,589
---------------------------------------------


AIRLINES (0.7%)
Air France-KLM
 ADR                   147,650(c)   1,932,000
Copa Holdings Cl
 A                      43,500(c)   1,318,920
SkyWest                 91,860      1,708,596
US Airways Group       170,620(b)   1,318,893
                              ---------------
Total                               6,278,409
---------------------------------------------


AUTO COMPONENTS (1.6%)
American Axle &
 Mfg Holdings          875,600      2,530,484
ArvinMeritor            37,300        106,305
Cooper Tire &
 Rubber                520,000      3,203,200
Dana Holding           918,074(b)     679,375
Gentex                 585,100      5,166,433
Lear                   712,300(b)   1,004,343
Superior Inds
 Intl                  189,400      1,992,488
Visteon                174,000(b)      60,030
                              ---------------
Total                              14,742,658
---------------------------------------------


BEVERAGES (0.8%)
Coca-Cola
 Bottling Company
 Consolidated           83,258      3,826,538
Natl Beverage          346,506(b)   3,118,554
                              ---------------
Total                               6,945,092
---------------------------------------------


BIOTECHNOLOGY (0.2%)
Cubist
 Pharmaceuticals        50,940(b)   1,230,711
PDL BioPharma           45,830        283,229
                              ---------------
Total                               1,513,940
---------------------------------------------


BUILDING PRODUCTS (0.8%)
Gibraltar Inds          57,760        689,654
Simpson Mfg            219,700      6,098,872
Universal Forest
 Products               35,780        962,840
                              ---------------
Total                               7,751,366
---------------------------------------------


CAPITAL MARKETS (1.0%)
Oppenheimer
 Holdings Cl A         115,032(c)   1,481,612
Stifel Financial        28,830(b)   1,321,856
SWS Group              342,031      6,481,487
                              ---------------
Total                               9,284,955
---------------------------------------------


CHEMICALS (1.2%)
Arch Chemicals          50,800      1,324,356
Ferro                  188,700      1,330,335
HB Fuller               25,990        418,699
NewMarket               22,470        784,428
Olin                    68,380      1,236,310
OM Group                46,350(b)     978,449
PolyOne              1,257,100(b)   3,959,865
Sensient
 Technologies           39,440        941,827
                              ---------------
Total                              10,974,269
---------------------------------------------


COMMERCIAL BANKS (7.7%)
Associated Banc-
 Corp                  141,720      2,966,200
BancorpSouth            90,350      2,110,576
Bank of Hawaii          38,370      1,733,173
Bank of the
 Ozarks                 51,530      1,527,349
Cathay General
 Bancorp                63,240      1,501,950
Central Pacific
 Financial             225,800      2,267,032
Community Bank
 System                 61,470      1,499,253
Cullen/Frost
 Bankers                84,410      4,277,899
CVB Financial          152,100      1,809,990
First Citizens
 BancShares Cl A        14,175      2,165,940
First
 Commonwealth
 Financial             130,320      1,613,362
First Financial
 Bankshares             31,081      1,715,982
First Midwest
 Bancorp               152,640      3,048,221
FirstMerit              55,160      1,135,744
Glacier Bancorp         78,340      1,490,027
Hancock Holding         36,170      1,644,288
Independent Bank        48,270      1,262,743
Intl Bancshares         43,930        958,992
Natl Penn
 Bancshares             48,930        709,974
NBT Bancorp             56,790      1,587,848
Old Natl Bancorp        93,590      1,699,594
Pacific Capital
 Bancorp                69,330      1,170,290
PacWest Bancorp        167,300      4,500,371
Park Natl               22,935      1,645,586
Prosperity
 Bancshares             44,560      1,318,530
S&T Bancorp             46,710      1,658,205
Sterling
 Financial             437,020      3,845,776
Susquehanna
 Bancshares             69,730      1,109,404
Trustmark               52,020      1,123,112
UMB Financial           73,000      3,587,220
Umpqua Holdings         87,210      1,261,929
United Bankshares       44,688      1,484,535
WesBanco                53,700      1,461,177
Westamerica
 Bancorporation         66,500      3,401,475
Whitney Holding        138,065      2,207,659
Wintrust
 Financial             114,300      2,351,151
                              ---------------
Total                              70,852,557
---------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (2.8%)
ATC Technology          54,670(b)     799,822
Bowne & Co             216,445      1,272,697
Brink's                232,507      6,249,788
Copart                  15,250(b)     414,648
EnergySolutions        247,100      1,396,115
Ennis                  313,400      3,795,274
GEO Group              102,580(b)   1,849,517
Knoll                  382,700      3,451,954
McGrath RentCorp        32,755        699,647
Sykes Enterprises       74,160(b)   1,417,939
Viad                   114,218      2,825,753
WCA Waste              444,478(b)   1,115,640
                              ---------------
Total                              25,288,794
---------------------------------------------


COMMUNICATIONS EQUIPMENT (2.3%)
3Com                 1,131,000(b)   2,578,680
ADTRAN                 257,550      3,832,345
ARRIS Group            195,280(b)   1,552,476
Bel Fuse Cl B          170,811      3,621,193
Black Box               37,280        973,754
Blue Coat Systems       95,470(b)     801,948
Ituran Location
 and Control           226,914(c)   1,658,741
NICE Systems ADR        24,320(b,c)   546,470
Plantronics             68,230        900,636
Sycamore Networks      864,000(b)   2,324,160
Tekelec                 48,580(b)     648,057
UTStarcom              885,300(b)   1,637,805
                              ---------------
Total                              21,076,265
---------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  163

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                SHARES         VALUE(a)


COMPUTERS & PERIPHERALS (0.8%)
Diebold                227,800     $6,398,902
Hutchinson
 Technology             47,920(b)     166,762
Intevac                147,864(b)     749,670
                              ---------------
Total                               7,315,334
---------------------------------------------


CONSTRUCTION & ENGINEERING (1.8%)
Chicago Bridge &
 Iron                  196,800(c)   1,977,840
EMCOR Group             46,150(b)   1,035,145
Insituform
 Technologies Cl
 A                     427,860(b)   8,424,563
MasTec                 128,569(b)   1,488,829
Pike Electric          280,120(b)   3,445,476
                              ---------------
Total                              16,371,853
---------------------------------------------


CONSTRUCTION MATERIALS (0.1%)
Headwaters             133,640(b)     902,070
---------------------------------------------


CONSUMER FINANCE (0.4%)
Cash America Intl      131,826      3,605,441
---------------------------------------------


CONTAINERS & PACKAGING (1.3%)
AptarGroup             282,895      9,969,220
Rock-Tenn Cl A          24,660        842,879
Temple-Inland          162,200        778,560
                              ---------------
Total                              11,590,659
---------------------------------------------


DISTRIBUTORS (0.2%)
Audiovox Cl A          292,864(b)   1,467,249
---------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.9%)
Brink's Home
 Security
 Holdings              166,507(b)   3,649,833
Mac-Gray               436,430(b)   2,836,795
Sotheby's              151,540      1,347,191
                              ---------------
Total                               7,833,819
---------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (0.3%)
Medallion
 Financial             404,458      3,086,015
---------------------------------------------


ELECTRIC UTILITIES (3.0%)
Allete                  56,151      1,811,993
Cleco                   63,130      1,441,258
Empire District
 Electric               69,524      1,223,622
Idacorp                261,330      7,696,169
NV Energy              750,000      7,417,500
Portland General
 Electric              224,320      4,367,510
UIL Holdings           122,192      3,669,426
                              ---------------
Total                              27,627,478
---------------------------------------------


ELECTRICAL EQUIPMENT (2.0%)
Belden                 292,100      6,099,048
Brady Cl A              22,140        530,253
Chase                   70,140        791,881
Ener1                   42,300(b)     302,445
General Cable           46,370(b)     820,285
LSI Inds               220,600      1,515,522
Regal-Beloit           220,700      8,384,393
                              ---------------
Total                              18,443,827
---------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS &
  COMPONENTS (4.4%)
Brightpoint            345,964(b)   1,504,943
Celestica            1,440,500(b,c) 6,640,705
Electro Rent           207,380      2,314,361
Flextronics Intl       850,000(b,c) 2,176,000
Ingram Micro Cl A      206,059(b)   2,759,130
Littelfuse             311,700(b)   5,174,220
Mercury Computer
 Systems               324,500(b)   2,047,595
Optimal Group Cl
 A                     366,600(b,c)   179,634
Park
 Electrochemical       156,750      2,971,980
Plexus                 345,200(b)   5,851,140
Tech Data              148,993(b)   2,658,035
Technitrol             357,498      1,244,093
Vishay
 Intertechnology     1,355,600(b)   4,636,152
                              ---------------
Total                              40,157,988
---------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.6%)
Bristow Group           50,000(b)   1,339,500
Cal Dive Intl          236,167(b)   1,537,447
SEACOR Holdings         14,860(b)     990,419
Tidewater               31,900      1,284,613
                              ---------------
Total                               5,151,979
---------------------------------------------


FOOD & STAPLES RETAILING (3.0%)
Casey's General
 Stores                518,050     11,795,998
Pantry                  49,320(b)   1,057,914
Ruddick                261,423      7,228,346
United Natural
 Foods                  69,180(b)   1,232,788
Village Super
 Market Cl A           100,720      5,780,321
                              ---------------
Total                              27,095,367
---------------------------------------------


FOOD PRODUCTS (2.4%)
American Dairy         184,502(b)   2,774,910
Chiquita Brands
 Intl                   43,180(b)     638,200
Del Monte Foods        105,080        750,271
Fresh Del Monte
 Produce                55,450(b,c) 1,243,189
Hain Celestial
 Group                  41,930(b)     800,444
HQ Sustainable
 Maritime Inds         182,973(b)   1,432,679
Industrias
 Bachoco ADR           248,928(c)   3,609,456
J&J Snack Foods        139,150      4,992,702
Lancaster Colony        78,356      2,687,611
TreeHouse Foods         22,940(b)     624,886
Zapata                 432,510(b)   2,608,035
                              ---------------
Total                              22,162,383
---------------------------------------------


GAS UTILITIES (1.3%)
Atmos Energy            64,290      1,523,673
Northwest Natural
 Gas                    69,100      3,056,293
South Jersey Inds      158,490      6,315,826
WGL Holdings            22,520        736,179
                              ---------------
Total                              11,631,971
---------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Advanced Medical
 Optics                355,400(b)   2,349,194
Cooper Companies        90,100      1,477,640
Greatbatch              48,240(b)   1,276,430
Invacare                67,520      1,047,910
Mentor                  53,200      1,645,476
Meridian
 Bioscience            143,600      3,657,492
STERIS                 200,220      4,783,257
Teleflex                23,060      1,155,306
                              ---------------
Total                              17,392,705
---------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (1.5%)
Chemed                  33,250      1,322,353
Chindex Intl           188,850(b)   1,501,358
Gentiva Health
 Services               46,340(b)   1,355,908
LifePoint
 Hospitals              46,400(b)   1,059,776
Owens & Minor          125,200      4,713,779
ResCare                180,920(b)   2,717,418
Sun Healthcare
 Group                  46,750(b)     413,738
Universal
 American
 Financial             124,680(b)   1,099,678
                              ---------------
Total                              14,184,008
---------------------------------------------


HOTELS, RESTAURANTS & LEISURE (2.2%)
Ameristar Casinos      555,500      4,799,519
Bally
 Technologies           33,270(b)     799,478
Bob Evans Farms        232,650      4,753,040
Cracker Barrel
 Old Country
 Store                 149,623      3,080,738
Frisch's
 Restaurants           104,565      1,971,050
Intl Speedway Cl
 A                      36,930      1,060,999
Lodgian                228,774(b)     487,289
Nathan's Famous         62,932(b)     800,495
Papa John's Intl       136,339(b)   2,512,728
                              ---------------
Total                              20,265,336
---------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
164  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                SHARES         VALUE(a)


HOUSEHOLD DURABLES (0.6%)
American
 Greetings Cl A         92,025       $696,629
Jarden                  72,400(b)     832,600
KB Home                 71,230        970,153
Tupperware Brands      135,650      3,079,255
                              ---------------
Total                               5,578,637
---------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
  (1.1%)
Reliant Energy       1,711,000(b)   9,889,580
---------------------------------------------


INDUSTRIAL CONGLOMERATES (--%)
Tredegar                20,080        365,054
---------------------------------------------


INSURANCE (6.7%)
American Equity
 Investment Life
 Holding               560,600      3,924,200
American Natl
 Insurance              56,426      4,160,289
AmTrust Financial
 Services              101,885      1,181,866
Argo Group Intl
 Holdings               32,670(b,c) 1,108,166
Arthur J
 Gallagher & Co         38,440        995,980
Aspen Insurance
 Holdings               61,930(c)   1,501,803
Assured Guaranty       334,170(c)   3,809,538
Brown & Brown           47,800        999,020
IPC Holdings           479,157(c)  14,326,795
Max Capital Group      287,038(c)   5,080,573
Navigators Group        59,906(b)   3,289,438
Platinum
 Underwriters
 Holdings              150,300(c)   5,422,824
ProAssurance            13,220(b)     697,752
Safety Insurance
 Group                  71,700      2,728,902
Stewart
 Information
 Services              200,400      4,707,396
Torchmark               97,400      4,353,780
Tower Group             38,967      1,099,259
Unitrin                 51,060        813,896
White Mountains
 Insurance Group         1,548        413,486
Zenith Natl
 Insurance              16,210        511,750
                              ---------------
Total                              61,126,713
---------------------------------------------


INTERNET & CATALOG RETAIL (0.2%)
PetMed Express          94,525(b)   1,666,476
---------------------------------------------


INTERNET SOFTWARE & SERVICES (0.1%)
j2 Global
 Communications         56,280(b)   1,127,851
---------------------------------------------


IT SERVICES (1.5%)
Acxiom                 108,960        883,666
CACI Intl Cl A          30,830(b)   1,390,125
Cass Information
 Systems                66,254      2,018,097
Computer Services       37,480        908,890
MAXIMUS                190,730      6,696,530
Perot Systems Cl
 A                      89,230(b)   1,219,774
Syntel                  21,860        505,403
                              ---------------
Total                              13,622,485
---------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.6%)
Brunswick              258,000      1,086,180
Callaway Golf          183,160      1,701,556
Head                   139,000(b,c)    63,940
JAKKS Pacific          141,040(b)   2,909,656
                              ---------------
Total                               5,761,332
---------------------------------------------


MACHINERY (4.1%)
Albany Intl Cl A        61,780        793,255
Flowserve               94,700      4,877,050
Harsco                 235,200      6,510,336
Kaydon                  71,100      2,442,285
Lincoln Electric
 Holdings               65,200      3,320,636
Mueller Inds            39,730        996,428
NACCO Inds Cl A         30,420      1,138,012
Oshkosh                647,200      5,753,608
Sauer-Danfoss          128,700      1,126,125
Terex                  347,500(b)   6,018,700
Toro                   102,250      3,374,250
Watts Water
 Technologies Cl
 A                      41,480      1,035,756
                              ---------------
Total                              37,386,441
---------------------------------------------


MEDIA (0.3%)
AH Belo Cl A           225,430        491,437
Interactive Data        30,530        752,870
Valassis
 Communications        809,600(b)   1,056,528
                              ---------------
Total                               2,300,835
---------------------------------------------


METALS & MINING (0.8%)
AM Castle & Co          48,440        524,605
AMCOL Intl              19,470        407,897
Commercial Metals       66,970        794,934
Stillwater Mining      744,742(b)   3,679,025
Worthington Inds       214,470      2,363,459
                              ---------------
Total                               7,769,920
---------------------------------------------


MULTILINE RETAIL (1.7%)
Big Lots                21,100(b)     305,739
Dillard's Cl A         193,700        768,989
Dollar Tree            136,475(b)   5,704,655
Family Dollar
 Stores                202,500      5,279,175
Fred's Cl A            352,850      3,796,666
                              ---------------
Total                              15,855,224
---------------------------------------------


MULTI-UTILITIES (3.3%)
Avista                 457,397      8,864,354
NorthWestern            70,190      1,647,359
OGE Energy              18,340        472,805
PNM Resources          706,250      7,119,000
Puget Energy           449,711     12,263,619
                              ---------------
Total                              30,367,137
---------------------------------------------


OIL, GAS & CONSUMABLE FUELS (3.1%)
Berry Petroleum
 Cl A                   45,000        340,200
Eastern American
 Natural Gas            48,200      1,217,050
Encore
 Acquisition           195,210(b)   4,981,759
Evolution
 Petroleum             571,353(b)     685,624
EXCO Resources         276,300(b)   2,503,278
Frontier Oil           173,910      2,196,483
Gulfport Energy        191,595(b)     756,800
HKN                    184,903(b)     549,162
Holly                  127,700      2,327,971
Parallel
 Petroleum             379,900(b)     763,599
Petroleum
 Development            28,825(b)     693,818
Quicksilver
 Resources              78,330(b)     436,298
St. Mary Land &
 Exploration            45,000        913,950
Stone Energy           224,500(b)   2,473,990
Tesoro                 102,030      1,343,735
USEC                 1,118,200(b)   5,020,718
Western Refining       105,610        819,534
                              ---------------
Total                              28,023,969
---------------------------------------------


PAPER & FOREST PRODUCTS (1.3%)
Domtar               4,026,000(b,c) 6,723,420
Glatfelter             400,990      3,729,207
Louisiana-Pacific      971,550      1,515,618
                              ---------------
Total                              11,968,245
---------------------------------------------


PERSONAL PRODUCTS (0.1%)
Herbalife               42,570(c)     922,917
Nu Skin
 Enterprises Cl A       34,525        360,096
                              ---------------
Total                               1,283,013
---------------------------------------------


PHARMACEUTICALS (0.3%)
Biovail                 40,570(c)     383,387
Questcor
 Pharmaceuticals       162,640(b)   1,514,178
ViroPharma              70,160(b)     913,483
                              ---------------
Total                               2,811,048
---------------------------------------------


PROFESSIONAL SERVICES (1.9%)
Administaff            133,200      2,887,776
CBIZ                   219,550(b)   1,899,108
CDI                    196,700      2,545,298
Korn/Ferry Intl        697,619(b)   7,966,808
TrueBlue               225,614(b)   2,159,126
                              ---------------
Total                              17,458,116
---------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  165

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                SHARES         VALUE(a)


REAL ESTATE INVESTMENT TRUSTS (REITS) (1.9%)
Alexandria Real
 Estate Equities        22,045     $1,330,195
American Campus
 Communities            84,900      1,738,752
Anworth Mtge
 Asset                 170,370      1,095,479
Associated
 Estates Realty        217,500      1,985,775
BRE Properties Cl
 A                      31,440        879,691
DiamondRock
 Hospitality           225,800      1,144,806
Gyrodyne Company
 of America             23,367(b)     583,941
Home Properties         24,530        995,918
Investors Real
 Estate Trust           82,369        882,172
MFA Mtge
 Investments           824,000      4,853,361
Parkway
 Properties            102,200      1,839,600
                              ---------------
Total                              17,329,690
---------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
FirstService           114,770(b,c) 1,501,192
Maui Land &
 Pineapple              55,760(b)     748,857
MI Developments
 Cl A                  420,000(c)   3,133,199
                              ---------------
Total                               5,383,248
---------------------------------------------


ROAD & RAIL (0.8%)
Amerco                  81,780(b)   2,823,864
Arkansas Best           93,110      2,803,542
Old Dominion
 Freight Line           49,790(b)   1,417,023
                              ---------------
Total                               7,044,429
---------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (2.2%)
Axcelis
 Technologies          625,000(b)     318,750
Brooks Automation      905,600(b)   5,261,536
Cabot
 Microelectronics       34,200(b)     891,594
Cohu                   176,812      2,148,266
Integrated
 Silicon Solution      109,204(b)     178,003
Micron Technology    2,203,200(b)   5,816,447
Semiconductor Mfg
 Intl ADR            2,258,736(b,c) 4,799,814
Semtech                 92,970(b)   1,047,772
Spansion Cl A          605,500(b)     114,621
                              ---------------
Total                              20,576,803
---------------------------------------------


SOFTWARE (0.7%)
Blackbaud              143,650      1,939,275
Mentor Graphics        727,100(b)   3,759,107
Progress Software       52,080(b)   1,003,061
                              ---------------
Total                               6,701,443
---------------------------------------------


SPECIALTY RETAIL (4.5%)
Aaron Rents            286,200      7,618,643
AutoNation              50,480(b)     498,742
Barnes & Noble         142,230      2,133,450
Brown Shoe             122,300      1,035,881
Cabela's               414,400(b)   2,415,952
Children's Place
 Retail Stores          22,420(b)     486,066
Dress Barn             156,589(b)   1,681,766
DSW Cl A               127,750(b)   1,591,765
Finish Line Cl A       137,290        768,824
Foot Locker            264,700      1,942,898
J Crew Group            49,080(b)     598,776
Jos A Bank
 Clothiers             144,412(b)   3,776,374
MarineMax              277,200(b)     939,708
Men's Wearhouse        518,750      7,023,875
OfficeMax              217,390      1,660,860
Rent-A-Center          202,521(b)   3,574,496
Stage Stores           384,180      3,169,485
                              ---------------
Total                              40,917,561
---------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Carter's                70,250(b)   1,353,015
Deckers Outdoor         12,480(b)     996,778
Hampshire Group        126,760(b)     427,815
Iconix Brand
 Group                  72,950(b)     713,451
Lazare Kaplan
 Intl                  123,170(b)     513,619
Movado Group           206,000      1,934,340
Steven Madden           56,160(b)   1,197,331
UniFirst                68,116      2,022,363
Warnaco Group           45,890(b)     900,821
                              ---------------
Total                              10,059,533
---------------------------------------------


THRIFTS & MORTGAGE FINANCE (1.1%)
First Niagara
 Financial Group       325,930      5,270,288
Ocwen Financial         60,020(b)     550,984
Provident
 Financial
 Services              105,920      1,620,576
Trustco Bank NY        168,581      1,603,205
Washington
 Federal                65,770        983,919
                              ---------------
Total                              10,028,972
---------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.7%)
Houston Wire &
 Cable                 251,970      2,345,841
Kaman                   48,560        880,393
Lawson Products         28,651        654,675
RSC Holdings           325,817(b)   2,775,961
                              ---------------
Total                               6,656,870
---------------------------------------------


WATER UTILITIES (0.6%)
California Water
 Service Group          30,420      1,412,401
SJW                    135,726      4,063,636
                              ---------------
Total                               5,476,037
---------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,109,401,813)           $823,229,133
---------------------------------------------



MONEY MARKET FUND (11.6%)
                      SHARES         VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.48%  105,969,506(d)$105,969,506
---------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $105,969,506)             $105,969,506
---------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,215,371,319)           $929,198,639
---------------------------------------------







See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
166  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 7.8% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                         ---------------------------------------------------------------------
                                              LEVEL 1            LEVEL 2
                                           QUOTED PRICES          OTHER            LEVEL 3
                                             IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                            MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                              IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $925,589,183         $3,609,456           $--          $929,198,639






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  167

PORTFOLIO OF INVESTMENTS

RiverSource VP - Balanced Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (61.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Boeing                                                 118,015             $5,035,700
General Dynamics                                        32,977              1,899,145
Goodrich                                                65,894              2,439,396
Honeywell Intl                                         175,091              5,748,238
L-3 Communications Holdings                             22,876              1,687,791
Lockheed Martin                                         51,003              4,288,332
Spirit AeroSystems Holdings Cl A                        59,827(b)             608,441
United Technologies                                     77,190              4,137,384
                                                                      ---------------
Total                                                                      25,844,427
-------------------------------------------------------------------------------------


AIRLINES (0.2%)
Delta Air Lines                                        169,347(b)           1,940,717
-------------------------------------------------------------------------------------


BEVERAGES (1.1%)
Coca-Cola                                              160,767              7,277,923
PepsiCo                                                 50,311              2,755,533
                                                                      ---------------
Total                                                                      10,033,456
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (0.6%)
Amgen                                                   60,373(b)           3,486,541
Genzyme                                                 27,805(b)           1,845,418
                                                                      ---------------
Total                                                                       5,331,959
-------------------------------------------------------------------------------------


BUILDING PRODUCTS (0.1%)
Masco                                                   91,703              1,020,654
-------------------------------------------------------------------------------------


CAPITAL MARKETS (0.4%)
Bank of New York Mellon                                 88,481              2,506,666
Blackstone Group LP                                     86,673                565,975
State Street                                            16,066                631,876
                                                                      ---------------
Total                                                                       3,704,517
-------------------------------------------------------------------------------------


CHEMICALS (0.7%)
Dow Chemical                                           197,028              2,973,153
Eastman Chemical                                        25,789                817,769
EI du Pont de Nemours & Co                             107,428              2,717,928
                                                                      ---------------
Total                                                                       6,508,850
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (0.8%)
SunTrust Banks                                          45,961              1,357,688
Wells Fargo & Co                                       209,824              6,185,611
                                                                      ---------------
Total                                                                       7,543,299
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems                                          354,843(b)           5,783,941
Motorola                                               242,480              1,074,186
Nokia ADR                                              154,404(c)           2,408,702
QUALCOMM                                                77,525              2,777,721
                                                                      ---------------
Total                                                                      12,044,550
-------------------------------------------------------------------------------------


COMPUTERS & PERIPHERALS (1.9%)
Apple                                                   10,841(b)             925,279
Hewlett-Packard                                        277,805             10,081,543
IBM                                                     65,162              5,484,034
SanDisk                                                 58,406(b)             560,698
                                                                      ---------------
Total                                                                      17,051,554
-------------------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                                   32,181              1,443,961
KBR                                                    159,545              2,425,084
                                                                      ---------------
Total                                                                       3,869,045
-------------------------------------------------------------------------------------


CONSUMER FINANCE (0.1%)
American Express                                        73,946              1,371,698
-------------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (3.1%)
Apollo Management LP                                   157,700(d,m)           236,550
Bank of America                                        746,061             10,504,539
Citigroup                                              698,626              4,687,780
JPMorgan Chase & Co                                    428,342             13,505,624
                                                                      ---------------
Total                                                                      28,934,493
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (5.4%)
AT&T                                                   805,687(r)          22,962,080
Deutsche Telekom                                       140,340(c)           2,127,422
Verizon Communications                                 699,207             23,703,117
                                                                      ---------------
Total                                                                      48,792,619
-------------------------------------------------------------------------------------


ELECTRIC UTILITIES (1.3%)
Entergy                                                 35,535              2,954,025
Exelon                                                  56,237              3,127,339
FPL Group                                               31,136              1,567,075
PPL                                                     42,308              1,298,433
Southern                                                81,980              3,033,260
                                                                      ---------------
Total                                                                      11,980,132
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                        62,065              2,272,200
-------------------------------------------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Tyco Electronics                                        53,919(c)             874,027
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (3.2%)
Baker Hughes                                           129,474              4,152,231
Cameron Intl                                            19,025(b)             390,013
Halliburton                                            315,770              5,740,699
Oil States Intl                                         20,937(b)             391,313
Schlumberger                                            94,613              4,004,968
Transocean                                             237,067(b)          11,201,415
Weatherford Intl                                       333,764(b)           3,611,326
                                                                      ---------------
Total                                                                      29,491,965
-------------------------------------------------------------------------------------


FOOD & STAPLES RETAILING (1.1%)
CVS Caremark                                           118,095              3,394,050
Wal-Mart Stores                                        126,812              7,109,081
                                                                      ---------------
Total                                                                      10,503,131
-------------------------------------------------------------------------------------


GAS UTILITIES (0.2%)
ONEOK                                                   60,232              1,753,956
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Boston Scientific                                      311,488(b)           2,410,917
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (1.2%)
Aetna                                                   84,286              2,402,151
Cardinal Health                                         45,390              1,564,593
CIGNA                                                   57,771                973,441
Humana                                                  41,561(b)           1,549,394
McKesson                                                26,722              1,034,943
UnitedHealth Group                                     128,690              3,423,155
                                                                      ---------------
Total                                                                      10,947,677
-------------------------------------------------------------------------------------


HOUSEHOLD DURABLES (1.2%)
Centex                                                 280,489              2,984,403
DR Horton                                              266,388              1,883,363
KB Home                                                193,727              2,638,562
Lennar Cl A                                            241,826              2,096,631
Whirlpool                                               43,763              1,809,600
                                                                      ---------------
Total                                                                      11,412,559
-------------------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES (0.3%)
3M                                                      22,825              1,313,351
Tyco Intl                                               71,603(c)           1,546,624
                                                                      ---------------
Total                                                                       2,859,975
-------------------------------------------------------------------------------------


INSURANCE (7.0%)
ACE                                                    239,930(c)          12,697,097
AFLAC                                                  149,600              6,857,664
Arch Capital Group                                      22,733(b,c)         1,593,583
Chubb                                                   63,837              3,255,687
Endurance Specialty Holdings                            38,053(c)           1,161,758
Everest Re Group                                       121,322(c)           9,237,457
Loews                                                  169,563              4,790,155
Marsh & McLennan Companies                             291,161              7,066,477
Prudential Financial                                   153,011              4,630,113
RenaissanceRe Holdings                                  29,991(c)           1,546,336
Travelers Companies                                    179,291              8,103,953
XL Capital Cl A                                        709,407(c)           2,624,806
                                                                      ---------------
Total                                                                      63,565,086
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
168  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)


IT SERVICES (0.1%)
Automatic Data Processing                               17,182               $675,940
MasterCard Cl A                                          3,669                524,410
                                                                      ---------------
Total                                                                       1,200,350
-------------------------------------------------------------------------------------


MACHINERY (4.1%)
Caterpillar                                            399,077             17,826,769
Deere & Co                                              67,775              2,597,138
Eaton                                                   95,202              4,732,491
Flowserve                                               25,051              1,290,127
Illinois Tool Works                                    220,200              7,718,010
Ingersoll-Rand Cl A                                     25,279(c)             438,591
Manitowoc                                               48,551                420,452
Parker Hannifin                                         59,469              2,529,811
                                                                      ---------------
Total                                                                      37,553,389
-------------------------------------------------------------------------------------


MEDIA (0.1%)
Sirius XM Radio                                      1,557,312(b)             186,877
Virgin Media                                           211,125(m)           1,053,514
                                                                      ---------------
Total                                                                       1,240,391
-------------------------------------------------------------------------------------


METALS & MINING (0.2%)
Alcoa                                                  124,024              1,396,510
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.6%)
JC Penney                                               85,613              1,686,576
Kohl's                                                  38,964(b)           1,410,497
Macy's                                                  82,815                857,135
Target                                                  49,584              1,712,136
                                                                      ---------------
Total                                                                       5,666,344
-------------------------------------------------------------------------------------


MULTI-UTILITIES (0.6%)
Dominion Resources                                      82,757              2,966,011
Xcel Energy                                            159,602(r)           2,960,617
                                                                      ---------------
Total                                                                       5,926,628
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (8.5%)
Anadarko Petroleum                                     105,887              4,081,944
BP ADR                                                 182,756(c)           8,542,015
Chevron                                                331,424(r)          24,515,434
ConocoPhillips                                         273,065             14,144,768
Devon Energy                                            59,157              3,887,206
Exxon Mobil                                            213,216             17,021,034
Marathon Oil                                            53,937              1,475,716
Petroleo Brasileiro ADR                                 74,223(c)           1,817,721
Royal Dutch Shell ADR                                   42,614(c)           2,255,985
                                                                      ---------------
Total                                                                      77,741,823
-------------------------------------------------------------------------------------


PAPER & FOREST PRODUCTS (0.3%)
Crown Paper Escrow                                   1,000,000(b,m)                 1
Intl Paper                                             124,369              1,467,554
Weyerhaeuser                                            49,294              1,508,890
                                                                      ---------------
Total                                                                       2,976,445
-------------------------------------------------------------------------------------


PHARMACEUTICALS (5.1%)
Abbott Laboratories                                     89,973              4,801,859
Bristol-Myers Squibb                                   313,453              7,287,782
Johnson & Johnson                                       76,139              4,555,396
Merck & Co                                             228,268              6,939,347
Pfizer                                                 856,499             15,168,597
Schering-Plough                                        170,690              2,906,851
Wyeth                                                  153,360              5,752,534
                                                                      ---------------
Total                                                                      47,412,366
-------------------------------------------------------------------------------------


ROAD & RAIL (0.1%)
Hertz Global Holdings                                  100,462(b)             509,342
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Atmel                                                  426,567(b)           1,335,155
Fairchild Semiconductor Intl                           174,948(b)             855,496
Infineon Technologies                                  103,051(b,c)           138,013
Infineon Technologies ADR                              184,082(b,c)           257,715
Intel                                                  950,956             13,941,014
Micron Technology                                      592,674(b)           1,564,658
ON Semiconductor                                        93,794(b)             318,900
Spansion Cl A                                          293,352(b)              55,532
Teradyne                                               290,116(b)           1,224,290
                                                                      ---------------
Total                                                                      19,690,773
-------------------------------------------------------------------------------------


SOFTWARE (1.0%)
Microsoft                                              294,340              5,721,969
Oracle                                                 175,193(b)           3,106,172
                                                                      ---------------
Total                                                                       8,828,141
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (0.7%)
Home Depot                                             154,611              3,559,145
Lowe's Companies                                       127,400              2,741,648
                                                                      ---------------
Total                                                                       6,300,793
-------------------------------------------------------------------------------------


TOBACCO (2.7%)
Lorillard                                              255,190             14,379,956
Philip Morris Intl                                     213,074              9,270,850
UST                                                     20,560              1,426,453
                                                                      ---------------
Total                                                                      25,077,259
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel                                          235,897(b)             431,692
Vodafone Group ADR                                     175,634(c)           3,589,958
                                                                      ---------------
Total                                                                       4,021,650
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $710,353,956)                                                     $567,605,667
-------------------------------------------------------------------------------------



PREFERRED STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)
MEDIA NON CABLE
ION Media Networks Series B                                 --(b,u)               $--
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $49)                                                                       $--
-------------------------------------------------------------------------------------





BONDS (42.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.1%)(C)
Pemex Project Funding Master Trust
 03-01-18                               5.75%            $245,000(d)         $216,213
 06-15-35                               6.63              384,000             325,056
Petroleos de Venezuela
 04-12-17                               5.25              663,000             238,680
                                                                      ---------------
Total                                                                         779,949
-------------------------------------------------------------------------------------


SOVEREIGN (0.3%)(c)
Govt of Ukraine
 Sr Unsecured
 11-14-17                               6.75              321,000(d)          117,497
Republic of Argentina
 09-12-13                               7.00              585,000             187,200
Republic of Argentina
 Sr Unsecured
 12-15-35                               0.00              631,000(h)           15,775
Republic of Colombia
 01-27-17                               7.38              305,000             314,913
 09-18-37                               7.38              245,000             240,100
Republic of El Salvador
 06-15-35                               7.65              119,000(d)           75,565
Republic of Indonesia
 Sr Unsecured
 01-17-18                               6.88              143,000(d)          115,830
 10-12-35                               8.50              235,000(d)          199,750
Republic of Philippines
 01-14-31                               7.75              329,000             332,290
Republic of Turkey
 09-26-16                               7.00              100,000              97,500
 04-03-18                               6.75              309,000             292,005
 03-17-36                               6.88              527,000             437,409
Republic of Uruguay
 05-17-17                               9.25              146,000             148,920
Republic of Venezuela
 02-26-16                               5.75              154,000              65,450
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              154,000              80,080
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63              143,000             120,120
Russian Federation
 03-31-30                               7.50              207,760(d)          181,271
                                                                      ---------------
Total                                                                       3,021,675
-------------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS & AGENCIES (5.4%)
Federal Home Loan Mtge Corp
 04-18-16                               5.25            4,000,000           4,554,820
 04-16-37                               6.00           10,455,000          10,942,694
Federal Home Loan Mtge Corp
 Sub Nts
 12-14-18                               5.00            3,164,000           3,279,533
Federal Natl Mtge Assn
 01-02-14                               5.13            6,929,000           7,322,290
 07-15-37                               5.63              645,000             823,580


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  169

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury
 06-30-10                               2.88%             $80,000             $82,847
 12-31-13                               1.50              100,000              99,773
 11-15-18                               3.75            2,160,000           2,445,185
 02-15-29                               5.25            3,580,000(r)        4,747,417
 02-15-38                               4.38            1,330,000           1,781,369
 05-15-38                               4.50            1,945,000           2,654,622
U.S. Treasury Inflation-Indexed Bond
 01-15-14                               2.00            2,684,979(g)        2,543,193
 01-15-15                               1.63            9,076,720(g)        8,414,497
                                                                      ---------------
Total                                                                      49,691,820
-------------------------------------------------------------------------------------


ASSET-BACKED (1.1%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                               0.62            2,103,033(d,i)      2,058,779
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                               6.15            1,025,000(d)          947,043
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                               4.92            1,353,909           1,182,952
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                               0.73              390,660(i)          271,583
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                               5.04              749,999(d,j)        683,045
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                               5.78            2,375,000(d,j)      1,762,013
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                               0.00            2,325,000(k)          232,500
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                               5.88            3,400,000(k)          632,189
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                              50.00            1,450,000(k)          124,990
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                               5.57              856,813             821,566
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                               6.31              340,000(s)           32,325
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                               6.66              225,000(s)           16,812
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                               7.01              325,000(s)           20,606
SBA CMBS Trust
 Series 2006-1A Cl B
 11-15-36                               5.45            1,050,000(d)          900,990
                                                                      ---------------
Total                                                                       9,687,393
-------------------------------------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED (3.3%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                               4.00            1,536,461           1,384,735
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                               5.47            1,525,000           1,049,063
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                               5.68            3,025,000           2,906,259
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                               5.43              650,000             509,493
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                               5.23              775,000             618,069
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                               7.03              692,974             690,415
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                               2.20              600,000(d,i)        476,207
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                               5.72            1,300,000             824,891
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                               4.60              850,000             702,724
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82              314,911             290,530
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
 08-25-12                               4.72              260,029             265,230
General Electric Capital Assurance
 Series 2003-1 Cl A3
 05-12-35                               4.77              424,925(d)          420,970
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                               5.25              600,000(d)          514,125
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                               4.88              775,000             727,139
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                               2.73            1,700,000(d,i)      1,020,957
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                               5.80            1,050,000             156,106
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                               4.13              880,926             803,873
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                               3.97              407,352             373,101
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                               4.18            1,000,000             968,780
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                               5.00            2,250,000           1,312,585
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                               5.48            1,150,000             894,443
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                               5.79            1,150,000             835,664
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
 02-12-51                               5.90            2,450,000           1,042,648
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                               6.20              925,000(d)          145,691
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                               3.97            1,250,000           1,067,439
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                               5.86            1,075,000             838,721
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                               5.37            1,100,000             824,582
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                               5.42            1,250,000             881,510
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                               5.61              186,043             172,380
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                               4.71              375,182             345,270
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34              442,256             431,901
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                               4.59            1,250,000           1,066,079
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                               5.80              850,000             669,596
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
 06-11-49                               5.88            1,250,000             884,666


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
170  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                               5.09%          $1,250,000          $1,044,211
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                               5.58              650,000             544,535
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                               5.73            1,250,000           1,039,436
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                               5.31              325,000             243,552
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                               5.34            2,340,000           1,101,164
                                                                      ---------------
Total                                                                      30,088,740
-------------------------------------------------------------------------------------


MORTGAGE-BACKED (17.4%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                               6.18            1,455,929(l)          771,474
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
 01-25-34                               6.00            1,224,538             880,896
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                               6.00            4,021,670           2,137,298
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
 11-25-46                               7.25               95,940(d,m)         11,877
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                               5.10            1,575,000(d,l)      1,045,213
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                               6.50            1,771,206           1,573,607
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                               7.73            1,202,788(k)          166,684
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                               4.75              759,370             741,335
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                               7.50            1,152,239             734,225
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                               6.00            1,733,876           1,350,510
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36                               6.00            2,229,723           1,135,765
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
 11-25-36                               6.00            1,381,250             851,275
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
 02-25-37                               6.00            2,488,779           1,649,334
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                               7.00            1,402,054(d)          967,527
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                               5.32            1,368,818(l)          531,696
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
 08-19-45                              12.08            6,039,876(k)              181
Federal Home Loan Mtge Corp
 01-01-39                               5.50            5,000,000(e)        5,117,190
 01-01-39                               6.00           10,500,000(e)       10,814,999
Federal Home Loan Mtge Corp #A27373
 10-01-34                               6.50              355,663             370,223
Federal Home Loan Mtge Corp #A28602
 11-01-34                               6.50              912,077             949,415
Federal Home Loan Mtge Corp #C53878
 12-01-30                               5.50            1,842,273           1,895,604
Federal Home Loan Mtge Corp #C65869
 04-01-32                               6.00              969,040           1,007,760
Federal Home Loan Mtge Corp #C66871
 05-01-32                               6.50            2,656,375           2,794,087
Federal Home Loan Mtge Corp #C71514
 07-01-32                               6.50              133,511             139,311
Federal Home Loan Mtge Corp #C77689
 03-01-33                               6.50              349,277             366,314
Federal Home Loan Mtge Corp #C90598
 10-01-22                               6.50              273,980             286,268
Federal Home Loan Mtge Corp #C90767
 12-01-23                               6.00            1,766,065           1,828,305
Federal Home Loan Mtge Corp #D32310
 11-01-22                               8.00               13,802              14,593
Federal Home Loan Mtge Corp #D55755
 08-01-24                               8.00               45,595              48,300
Federal Home Loan Mtge Corp #D96300
 10-01-23                               5.50              285,129             293,396
Federal Home Loan Mtge Corp #E01127
 02-01-17                               6.50              199,992             207,806
Federal Home Loan Mtge Corp #E01419
 05-01-18                               5.50            1,002,018           1,036,403
Federal Home Loan Mtge Corp #E81009
 07-01-15                               7.50              106,064             111,372
Federal Home Loan Mtge Corp #E89496
 04-01-17                               6.00            1,875,642           1,944,976
Federal Home Loan Mtge Corp #E98725
 08-01-18                               5.00            2,379,087           2,459,334
Federal Home Loan Mtge Corp #E99684
 10-01-18                               5.00            1,283,147           1,326,959
Federal Home Loan Mtge Corp #G01410
 04-01-32                               7.00              402,900             423,411
Federal Home Loan Mtge Corp #G01864
 01-01-34                               5.00            1,889,282           1,935,414
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36                               0.17              976,325(k)          102,667
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                              27.74            1,146,091(k)           41,692
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                              77.27            1,334,036(k)          100,586
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                               5.50            1,379,836           1,401,132
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
 01-15-18                               6.50              727,333             771,409
Federal Natl Mtge Assn
 01-01-24                               4.50            5,450,000(e)        5,569,219
 01-01-24                               5.00            1,500,000(e)        1,539,375
 12-01-38                               4.50            3,300,000(e)        3,344,345
 01-01-39                               5.00           13,500,000(e)       13,782,662
 01-01-39                               5.50           11,400,000(e)       11,684,999
 01-01-39                               6.00            6,750,000(e)        6,948,280
 01-01-39                               6.50            5,500,000(e)        5,711,409
 01-01-39                               7.00            5,000,000(e)        5,234,375
Federal Natl Mtge Assn #190899
 04-01-23                               8.50              113,399             121,144
Federal Natl Mtge Assn #190944
 05-01-24                               6.00              604,124             626,289
Federal Natl Mtge Assn #190988
 06-01-24                               9.00               67,195              72,523
Federal Natl Mtge Assn #250322
 08-01-25                               7.50               10,951              11,628


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  171

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #250384
 11-01-25                               7.50%            $144,360            $153,276
Federal Natl Mtge Assn #250495
 03-01-26                               7.00              183,725             194,592
Federal Natl Mtge Assn #254494
 08-01-22                               7.00              189,510             200,558
Federal Natl Mtge Assn #254675
 01-01-23                               6.50              282,732             295,417
Federal Natl Mtge Assn #254708
 02-01-23                               7.00               86,981              92,051
Federal Natl Mtge Assn #304279
 02-01-25                               8.50              104,942             113,251
Federal Natl Mtge Assn #309341
 05-01-25                               8.50               25,895              27,946
Federal Natl Mtge Assn #313049
 08-01-11                               8.50               61,200              64,244
Federal Natl Mtge Assn #323606
 03-01-29                               6.50               41,600              43,537
Federal Natl Mtge Assn #433310
 08-01-28                               6.50              238,719             249,835
Federal Natl Mtge Assn #440730
 12-01-28                               6.00              150,902             157,310
Federal Natl Mtge Assn #505122
 07-01-29                               7.00              699,821             740,408
Federal Natl Mtge Assn #50553
 04-01-22                               8.00               70,370              74,572
Federal Natl Mtge Assn #510587
 08-01-29                               7.00              164,785             174,342
Federal Natl Mtge Assn #540041
 02-01-29                               7.00              521,450             552,293
Federal Natl Mtge Assn #545489
 03-01-32                               6.50              156,525             163,813
Federal Natl Mtge Assn #545684
 05-01-32                               7.50              115,112             121,869
Federal Natl Mtge Assn #545885
 08-01-32                               6.50              230,882             244,517
Federal Natl Mtge Assn #555376
 04-01-18                               4.50              664,124             683,099
Federal Natl Mtge Assn #555734
 07-01-23                               5.00            1,369,837           1,404,819
Federal Natl Mtge Assn #615135
 11-01-16                               6.00              115,893             120,745
Federal Natl Mtge Assn #642346
 05-01-32                               7.00              649,481             687,275
Federal Natl Mtge Assn #643381
 06-01-17                               6.00               95,504              99,442
Federal Natl Mtge Assn #645277
 05-01-32                               7.00               75,202              79,578
Federal Natl Mtge Assn #645569
 06-01-32                               7.00              465,799             492,905
Federal Natl Mtge Assn #646446
 06-01-17                               6.50              130,133             135,214
Federal Natl Mtge Assn #650105
 08-01-17                               6.50              530,134             550,831
Federal Natl Mtge Assn #662197
 09-01-32                               6.50              294,292             307,075
Federal Natl Mtge Assn #670387
 08-01-32                               7.00              188,306             199,244
Federal Natl Mtge Assn #670711
 10-01-32                               7.00              104,959             111,067
Federal Natl Mtge Assn #673179
 02-01-18                               6.00              230,942             240,466
Federal Natl Mtge Assn #676511
 12-01-32                               7.00               74,942              79,302
Federal Natl Mtge Assn #678397
 12-01-32                               7.00              729,223(r)          771,658
Federal Natl Mtge Assn #687887
 03-01-33                               5.50            1,389,311           1,434,156
Federal Natl Mtge Assn #688002
 03-01-33                               5.50            1,376,493           1,421,058
Federal Natl Mtge Assn #688034
 03-01-33                               5.50            1,311,362(r)        1,354,032
Federal Natl Mtge Assn #689093
 07-01-28                               5.50              721,309             746,247
Federal Natl Mtge Assn #694546
 03-01-33                               5.50              534,529             549,252
Federal Natl Mtge Assn #703726
 02-01-33                               5.00            2,268,880           2,339,383
Federal Natl Mtge Assn #720070
 07-01-23                               5.50            1,930,811           1,986,383
Federal Natl Mtge Assn #725284
 11-01-18                               7.00               80,962              83,936
Federal Natl Mtge Assn #725431
 08-01-15                               5.50               72,075              74,980
Federal Natl Mtge Assn #726940
 08-01-23                               5.50              237,883             246,919
Federal Natl Mtge Assn #730231
 08-01-23                               5.50            1,738,941           1,788,991
Federal Natl Mtge Assn #747642
 11-01-28                               5.50              318,873             329,898
Federal Natl Mtge Assn #753074
 12-01-28                               5.50            1,434,313           1,483,903
Federal Natl Mtge Assn #755056
 12-01-23                               5.50            1,411,391           1,452,013
Federal Natl Mtge Assn #755598
 11-01-28                               5.00              498,987             514,492
Federal Natl Mtge Assn #761031
 01-01-34                               5.00              388,893             400,589
Federal Natl Mtge Assn #768117
 08-01-34                               5.44              674,565(l)          679,721
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                               8.67            2,991,732(k)          485,774
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                              22.49            1,261,153(k)           95,742
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                              26.67              589,629(k)           35,581
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36                               0.00            3,379,132(k)          357,564
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37                               0.00            3,987,967(k)          418,425
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26                               8.00              518,835             546,343
Govt Natl Mtge Assn
 01-01-39                               5.50            1,700,000(e)        1,745,166
 01-01-39                               6.00            2,000,000(e)        2,063,124
Govt Natl Mtge Assn #604708
 10-15-33                               5.50            1,348,635           1,393,829
Govt Natl Mtge Assn #619592
 09-15-33                               5.00            1,575,185           1,621,861
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                             239.30               62,438(k)            1,192
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                               0.92            1,226,056(l)          344,945
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                               4.82           16,044,797(b,k,u)           --
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
 05-25-37                               6.50            5,152,363           2,258,992
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                               6.00            1,405,801           1,262,377
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                               5.00            2,813,649           2,625,020
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                               5.00            1,343,567           1,215,201


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
172  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
 03-25-36                               6.00%          $1,255,767            $809,866
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                               5.50            2,664,053           2,126,560
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
 12-25-35                               5.29            1,162,214(l)          786,382
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35                               5.00            3,184,960           2,294,042
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35                               5.50            2,542,118           1,843,036
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36                               5.11            2,433,809(l)        1,669,460
                                                                      ---------------
Total                                                                     159,497,057
-------------------------------------------------------------------------------------


AEROSPACE & DEFENSE (--%)
Moog
 Sr Sub Nts
 06-15-18                               7.25              145,000(d)          116,000
-------------------------------------------------------------------------------------


BANKING (0.2%)
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                               5.63            2,365,000           1,652,727
-------------------------------------------------------------------------------------


BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88               30,000(b,e,t)        2,850
 05-02-18                               6.88            1,220,000(b,t)        115,900
                                                                      ---------------
Total                                                                         118,750
-------------------------------------------------------------------------------------


CHEMICALS (0.2%)
Airgas
 10-01-18                               7.13              425,000(d)          362,313
Chemtura
 06-01-16                               6.88              320,000             163,200
INVISTA
 Sr Unsecured
 05-01-12                               9.25              997,000(d)          697,900
NALCO
 11-15-11                               7.75              330,000             316,800
                                                                      ---------------
Total                                                                       1,540,213
-------------------------------------------------------------------------------------


CONSUMER PRODUCTS (0.2%)
Clorox
 Sr Unsecured
 10-15-12                               5.45              500,000             490,902
 03-01-13                               5.00            1,315,000           1,300,725
Jarden
 05-01-17                               7.50              485,000             329,800
                                                                      ---------------
Total                                                                       2,121,427
-------------------------------------------------------------------------------------


DIVERSIFIED MANUFACTURING (0.1%)
Tyco Electronics Group
 10-01-12                               6.00              140,000(c)          126,294
 01-15-14                               5.95            1,085,000(c)          916,267
                                                                      ---------------
Total                                                                       1,042,561
-------------------------------------------------------------------------------------


ELECTRIC (2.6%)
Aquila
 Sr Unsecured
 07-01-12                              11.88              205,000             207,050
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                               8.88            1,350,000           1,467,693
Consumers Energy
 1st Mtge
 09-15-18                               5.65              145,000             139,240
Consumers Energy
 1st Mtge Series H
 02-17-09                               4.80            3,010,000           3,003,869
Detroit Edison
 10-01-13                               6.40              780,000             810,583
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                               5.30              380,000             396,348
Duke Energy Carolinas LLC
 1st Refunding Mtge Series C
 11-15-18                               7.00              185,000             213,507
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                               7.38              280,000             288,558
Duke Energy Indiana
 1st Mtge
 08-15-38                               6.35              600,000             640,124
Edison Mission Energy
 Sr Unsecured
 06-15-13                               7.50              255,000             233,325
 06-15-16                               7.75              155,000             137,950
Exelon
 Sr Unsecured
 06-15-10                               4.45            1,890,000           1,824,562
FirstEnergy
 Sr Unsecured Series B
 11-15-11                               6.45              870,000             849,108
Florida Power
 1st Mtge
 06-15-38                               6.40              605,000             675,628
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05            1,390,000           1,177,976
Majapahit Holding
 10-17-16                               7.75              100,000(c,d)         57,000
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                               8.56               45,079              43,051
Nevada Power
 08-01-18                               6.50              850,000             824,849
Nevada Power
 Series M
 03-15-16                               5.95              745,000             711,394
NiSource Finance
 03-01-13                               6.15              760,000             585,611
Northern States Power
 Sr Unsecured
 08-01-09                               6.88            1,455,000           1,465,466
NRG Energy
 02-01-16                               7.38            1,050,000             976,500
Pacific Gas & Electric
 Sr Unsecured
 10-15-18                               8.25              660,000             783,247
PacifiCorp
 1st Mtge
 09-15-13                               5.45            1,475,000           1,508,708
 07-15-38                               6.35              785,000             826,089
Portland General Electric
 03-15-10                               7.88              765,000             785,247
Potomac Electric Power
 1st Mtge
 12-15-38                               7.90              110,000             127,421
Potomac Electric Power
 Sr Secured
 06-01-35                               5.40              505,000             414,173
PPL Electric Utilities
 1st Mtge
 11-30-13                               7.13              970,000           1,026,302
Sierra Pacific Power
 Series M
 05-15-16                               6.00            1,555,000           1,488,074
Southern California Edison
 1st Mtge
 03-15-14                               5.75              285,000             302,774
                                                                      ---------------
Total                                                                      23,991,427
-------------------------------------------------------------------------------------


ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
 Pass-Through Ctfs
 07-01-15                               9.30            1,041,917(m)          979,402
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (0.8%)
ConAgra Foods
 Sr Unsecured
 09-15-11                               6.75              765,000             773,304
Cott Beverages USA
 12-15-11                               8.00              670,000             408,700
Dr Pepper Snapple Group
 05-01-18                               6.82            1,005,000(d)          991,284


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  173

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Molson Coors Capital Finance
 09-22-10                               4.85%          $2,910,000(c)       $2,867,465
SABMiller
 01-15-14                               5.70            2,315,000(c,d)      2,107,271
                                                                      ---------------
Total                                                                       7,148,024
-------------------------------------------------------------------------------------


GAMING (0.1%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13              643,000             379,370
MGM Mirage
 Sr Secured
 11-15-13                              13.00              375,000(d)          360,000
Mohegan Tribal Gaming Authority
 Sr Sub Nts
 04-01-12                               8.00              310,000             189,100
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38              310,000(d)          170,500
                                                                      ---------------
Total                                                                       1,098,970
-------------------------------------------------------------------------------------


GAS PIPELINES (0.8%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                               7.75              955,000             914,078
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80            1,813,000           1,561,884
El Paso
 Sr Unsecured
 12-12-13                              12.00              325,000             322,563
 06-15-14                               6.88              105,000              84,768
Kinder Morgan Energy Partners LP
 Sr Unsecured
 03-15-11                               6.75              395,000             384,193
Northern Natural Gas
 Sr Unsecured
 02-15-37                               5.80              340,000(d)          292,440
Northwest Pipeline
 Sr Unsecured
 04-15-17                               5.95            1,305,000           1,154,012
Southern Natural Gas
 Sr Unsecured
 04-01-17                               5.90              700,000(d)          554,721
Southern Star Central
 Sr Nts
 03-01-16                               6.75              380,000             315,400
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                               6.40            1,347,000           1,229,643
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
 08-15-11                               7.00              535,000             525,048
                                                                      ---------------
Total                                                                       7,338,750
-------------------------------------------------------------------------------------


HEALTH CARE (0.2%)
Cardinal Health
 Sr Unsecured
 06-15-12                               5.65              740,000             713,301
DaVita
 03-15-13                               6.63              230,000             218,500
Omnicare
 12-15-13                               6.75              680,000             578,000
 12-15-15                               6.88               95,000              77,900
Select Medical
 02-01-15                               7.63              125,000              66,250
                                                                      ---------------
Total                                                                       1,653,951
-------------------------------------------------------------------------------------


HEALTH CARE INSURANCE (--%)
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30              600,000             367,144
 03-15-17                               5.95              120,000              62,561
                                                                      ---------------
Total                                                                         429,705
-------------------------------------------------------------------------------------


INDEPENDENT ENERGY (1.4%)
Anadarko Petroleum
 Sr Unsecured
 09-15-09                               2.40              360,000(i)          344,456
 09-15-16                               5.95            1,670,000           1,475,126
Canadian Natural Resources
 Sr Unsecured
 02-01-39                               6.75              550,000(c)          457,678
Chesapeake Energy
 01-15-16                               6.63              405,000             319,950
 01-15-16                               6.88              620,000             496,000
EnCana Holdings Finance
 05-01-14                               5.80            1,485,000(c)        1,391,167
EnCana
 Sr Unsecured
 11-01-11                               6.30            2,290,000(c)        2,247,795
 10-15-13                               4.75              190,000(c)          166,225
 08-15-37                               6.63               70,000(c)           56,372
Nexen
 Sr Unsecured
 11-20-13                               5.05              495,000(c)          456,888
 05-15-37                               6.40              845,000(c)          661,197
Quicksilver Resources
 08-01-15                               8.25              600,000             381,000
SandRidge Energy
 06-01-18                               8.00              440,000(d)          242,000
XTO Energy
 Sr Unsecured
 02-01-14                               4.90            3,190,000           2,859,326
 01-31-15                               5.00              835,000             747,670
 06-30-15                               5.30              645,000             587,554
                                                                      ---------------
Total                                                                      12,890,404



INTEGRATED ENERGY (0.4%)
BP Capital Markets
 11-07-13                               5.25            1,190,000(c)        1,252,223
Marathon Oil
 Sr Unsecured
 03-15-18                               5.90            1,520,000           1,251,934
Petro-Canada
 Sr Unsecured
 05-15-38                               6.80            1,500,000(c)        1,131,951
Suncor Energy
 Sr Unsecured
 06-01-39                               6.85              425,000(c)          338,731
TNK-BP Finance
 03-13-18                               7.88              200,000(c,d)        102,250
                                                                      ---------------
Total                                                                       4,077,089
-------------------------------------------------------------------------------------


LIFE INSURANCE (0.5%)
MetLife
 Sr Unsecured Series A
 08-15-18                               6.82              780,000             745,070
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                               5.13            1,985,000(d)        1,888,343
Pricoa Global Funding I
 Sr Secured
 10-18-12                               5.40            1,730,000(d)        1,523,765
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                               5.30              920,000             870,188
                                                                      ---------------
Total                                                                       5,027,366
-------------------------------------------------------------------------------------


MEDIA CABLE (0.6%)
Comcast
 03-15-11                               5.50            2,230,000           2,208,080
 03-15-37                               6.45            1,380,000           1,373,261
 05-15-38                               6.40              430,000             423,214
CSC Holdings
 Sr Unsecured Series B
 07-15-09                               8.13              873,000             868,635
Videotron
 04-15-18                               9.13              190,000(c,d)        176,700
Virgin Media Finance
 04-15-14                               8.75              150,000(c)          112,500
                                                                      ---------------
Total                                                                       5,162,390
-------------------------------------------------------------------------------------


MEDIA NON CABLE (1.7%)
British Sky Broadcasting Group
 02-23-09                               6.88            2,790,000(c)        2,799,009
 02-15-18                               6.10            1,320,000(c,d)      1,083,851
DIRECTV Holdings LLC/Financing
 05-15-16                               7.63              570,000             552,900
EchoStar DBS
 10-01-13                               7.00              275,000             238,563
 10-01-14                               6.63              504,000             420,840
 02-01-16                               7.13              480,000             400,800
Lamar Media
 08-15-15                               6.63              935,000             675,538


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
174  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70%            $900,000            $590,019
News America
 12-15-35                               6.40            1,435,000           1,326,310
 11-15-37                               6.65              120,000             118,771
Nielsen Finance LLC
 08-01-14                              10.00              230,000             184,000
Rainbow Natl Services LLC
 09-01-12                               8.75              230,000(d)          207,000
Reed Elsevier Capital
 08-01-11                               6.75            1,495,000           1,464,459
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13            2,350,000           1,672,011
Thomson Reuters
 10-01-14                               5.70            2,935,000(c)        2,660,557
 07-15-18                               6.50              880,000(c)          800,222
                                                                      ---------------
Total                                                                      15,194,850
-------------------------------------------------------------------------------------


METALS (0.1%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38            1,055,000             865,100
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.1%)
Gaz Capital
 Secured
 11-22-16                               6.21              150,000(c,d)         96,750
Halliburton
 Sr Unsecured
 09-15-38                               6.70              835,000             894,748
                                                                      ---------------
Total                                                                         991,498
-------------------------------------------------------------------------------------


PACKAGING (0.2%)
Crown Americas LLC/Capital
 11-15-15                               7.75              550,000             547,250
Owens-Brockway Glass Container
 05-15-13                               8.25              925,000             911,125
Vitro
 02-01-17                               9.13              560,000(c)          168,000
                                                                      ---------------
Total                                                                       1,626,375
-------------------------------------------------------------------------------------


PAPER (--%)
Georgia-Pacific LLC
 01-15-17                               7.13              210,000(d)          176,400
NewPage
 Sr Secured
 05-01-12                              10.00              430,000             189,200
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                               8.00              225,000(b,v)         42,750
                                                                      ---------------
Total                                                                         408,350
-------------------------------------------------------------------------------------


RAILROADS (0.4%)
CSX
 Sr Unsecured
 03-15-12                               6.30              855,000             827,834
 03-15-13                               5.75            1,760,000           1,653,733
 04-01-15                               6.25            1,310,000           1,285,909
                                                                      ---------------
Total                                                                       3,767,476
-------------------------------------------------------------------------------------


REITS (0.1%)
Brandywine Operating Partnership LP
 05-01-17                               5.70              290,000             153,312
ERP Operating LP
 Sr Unsecured
 06-15-17                               5.75              815,000             584,370
Simon Property Group LP
 Sr Unsecured
 12-01-16                               5.25              155,000              99,042
                                                                      ---------------
Total                                                                         836,724
-------------------------------------------------------------------------------------


RETAILERS (0.2%)
Home Depot
 Sr Unsecured
 03-01-11                               5.20              405,000             393,805
Macys Retail Holdings
 07-15-09                               4.80            1,855,000           1,758,238
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00              100,000(q)           44,000
                                                                      ---------------
Total                                                                       2,196,043
-------------------------------------------------------------------------------------


SUPERMARKETS (0.1%)
Kroger
 04-15-12                               6.75              665,000             681,981
-------------------------------------------------------------------------------------


TECHNOLOGY (0.1%)
Communications & Power Inds
 02-01-12                               8.00               25,000              21,156
SunGard Data Systems
 08-15-13                               9.13              704,000             608,960
                                                                      ---------------
Total                                                                         630,116
-------------------------------------------------------------------------------------


TOBACCO (0.2%)
Philip Morris Intl
 Sr Unsecured
 03-17-14                               6.88            2,110,000           2,217,374
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (0.3%)
Erac USA Finance
 10-15-17                               6.38            3,670,000(d)        2,142,315
Hertz
 01-01-14                               8.88              558,000             343,170
                                                                      ---------------
Total                                                                       2,485,485
-------------------------------------------------------------------------------------


TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                              10.25        3,307,000,000(c)          236,144
-------------------------------------------------------------------------------------


WIRELESS (0.2%)
Centennial Communications
 Sr Nts
 01-01-13                               7.19              185,000(i)          179,450
Nextel Communications
 Series D
 08-01-15                               7.38              670,000             281,400
Nextel Communications
 Series E
 10-31-13                               6.88               40,000              17,000
Rogers Communications
 08-15-18                               6.80            1,095,000(c)        1,108,688
Sprint Capital
 01-30-11                               7.63              765,000             638,775
US Cellular
 Sr Unsecured
 12-15-33                               6.70              105,000              75,673
                                                                      ---------------
Total                                                                       2,300,986
-------------------------------------------------------------------------------------


WIRELINES (2.7%)
AT&T
 Sr Unsecured
 03-15-11                               6.25            3,240,000           3,312,877
 01-15-38                               6.30              440,000             482,536
 05-15-38                               6.40              670,000             739,434
Frontier Communications
 Sr Unsecured
 01-15-13                               6.25              280,000             238,000
Qwest
 Sr Unsecured
 10-01-14                               7.50              980,000             813,400
Telecom Italia Capital
 11-15-13                               5.25            4,140,000(c)        3,156,750
Telefonica Europe
 09-15-10                               7.75            3,945,000(c)        4,005,603
TELUS
 Sr Unsecured
 06-01-11                               8.00            5,312,500(c)        5,283,749
Verizon Communications
 04-15-38                               6.90              440,000             502,921
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88            4,385,000           4,362,860
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                               5.65            1,000,000             964,404
Windstream
 08-01-16                               8.63              655,000             579,675
 03-15-19                               7.00              320,000             246,400
                                                                      ---------------
Total                                                                      24,688,609
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $427,495,833)                                                     $388,282,901
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  175

RiverSource VP - Balanced Fund

MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE                                RATE              AMOUNT                VALUE(a)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                               6.71%          $1,475,000            $798,418
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $1,474,853)                                                           $798,418
-------------------------------------------------------------------------------------



SENIOR LOANS (1.0%)(n)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (--%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 TBD                                     TBD             $460,000(e,p)       $188,600
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 TBD                                     TBD              101,000(e,p)         41,410
                                                                      ---------------
Total                                                                         230,010
-------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (--%)
Manitowoc
 Tranche B Term Loan
 08-25-14                               6.50%             210,000             147,630
-------------------------------------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.1%)
West Corp
 Tranche B2 Term Loan
 TBD                                     TBD               55,000(e,p)         33,756
 10-24-13                          2.84-4.27              847,602             520,216
                                                                      ---------------
Total                                                                         553,972
-------------------------------------------------------------------------------------


ELECTRIC (0.1%)
Energy Future Holdings
 Tranche B3 Term Loan
 TBD                                     TBD              259,343(e,p)        179,725
 10-10-14                          3.96-5.37            1,015,000             703,395
                                                                      ---------------
Total                                                                         883,120
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (--%)
Pinnacle Foods Finance LLC
 Term Loan
 04-02-14                          4.66-6.80              655,000             446,710
-------------------------------------------------------------------------------------


HEALTH CARE (0.4%)
Community Health Systems
 Delayed Draw Term Loan
 TBD                                     TBD               40,486(e,o,p)       31,519
 07-25-14                               3.40               20,243              15,759
Community Health Systems
 Term Loan
 07-25-14                          4.44-4.45            1,187,434             924,417
HCA
 Tranche B Term Loan
 11-18-13                               3.71            1,847,662           1,441,693
                                                                      ---------------
Total                                                                       2,413,388
-------------------------------------------------------------------------------------


MEDIA CABLE (0.1%)
Charter Communications LLC
 Term Loan
 03-06-14                          4.16-5.47            1,377,630           1,006,056
-------------------------------------------------------------------------------------


MEDIA NON CABLE (0.1%)
Idearc
 Tranche B Term Loan
 11-17-14                          2.47-3.46              596,335             181,029
Nielsen Finance LLC
 Term Loan
 08-09-13                          3.83-4.39              956,234(c)          642,274
                                                                      ---------------
Total                                                                         823,303
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (--%)
Dresser
 Tranche B Term Loan
 05-04-14                          2.71-4.49              535,000             333,482
-------------------------------------------------------------------------------------


PAPER (0.1%)
Georgia-Pacific LLC
 Tranche B Term Loan
 TBD                                     TBD              614,074(e,p)        502,005
 12-20-12                          2.58-4.19              241,908             197,760
NewPage
 Term Loan
 12-22-14                               5.31              145,000              92,075
                                                                      ---------------
Total                                                                         791,840
-------------------------------------------------------------------------------------


RETAILERS (--%)
Neiman Marcus Group
 Term Loan
 TBD                                     TBD              125,000(e,p)         79,250
 04-06-13                               4.19              405,000             256,770
                                                                      ---------------
Total                                                                         336,020
-------------------------------------------------------------------------------------


TECHNOLOGY (--%)
SunGard Data Systems
 Term Loan
 TBD                                     TBD              249,364(e,p)        166,897
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (--%)
Hertz
 Letter of Credit
 TBD                                     TBD               52,268(e,p)         31,570
Hertz
 Tranche B Term Loan
 TBD                                     TBD              292,733(e,p)        176,810
                                                                      ---------------
Total                                                                         208,380
-------------------------------------------------------------------------------------


WIRELESS (0.1%)
Alltel Communications
 Tranche B2 Term Loan
 TBD                                     TBD              465,000(e,p)        457,328
 05-15-15                               4.37              190,000             186,865
                                                                      ---------------
Total                                                                         644,193
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $11,248,530)                                                        $8,985,001
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              26,808,129(w)        $26,808,129
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $26,808,129)                                                       $26,808,129
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,177,381,350)                                                   $992,480,116
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
176  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                             NUMBER OF                                              UNREALIZED
CONTRACT DESCRIPTION                         CONTRACTS          NOTIONAL         EXPIRATION        APPRECIATION
--------------------                       LONG (SHORT)       MARKET VALUE          DATE          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
E-Mini S&P 500 Index                            280            $12,601,400       March 2009           $359,114
S&P 500 Index                                    56             12,601,400       March 2009            358,907
U.S. Long Bond, 20-year                         109             15,047,110       March 2009          1,409,145
U.S. Treasury Note, 2-year                       (6)            (1,308,375)      April 2009            (12,854)
U.S. Treasury Note, 5-year                     (420)           (50,002,970)      April 2009         (1,531,542)
U.S. Treasury Note, 10-year                    (175)           (22,006,250)      March 2009         (1,311,363)
----------------------------------------------------------------------------------------------------------------
Total                                                                                                $(728,593)
----------------------------------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2008


                              REFERENCED          BUY/SELL      PAY/RECEIVE       EXPIRATION       NOTIONAL      UNREALIZED
COUNTERPARTY                    ENTITY           PROTECTION      FIXED RATE          DATE           AMOUNT      APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs             Home Depot                 Buy             .50%       March 20, 2011     $380,000        $16,050
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs             ConAgra Foods              Buy             .18        Sept. 20, 2011      765,000          9,472
----------------------------------------------------------------------------------------------------------------------------
Citibank                  Reed Elsevier              Buy             .26        Sept. 20, 2011      365,000         27,554
                          Capital
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs             FirstEnergy                Buy             .60         Dec. 20, 2011      235,000          3,765
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Kroger                     Buy             .36        March 20, 2012      665,000         10,717
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Cardinal Health            Buy            .225         June 20, 2012      740,000         11,258
----------------------------------------------------------------------------------------------------------------------------
Citibank                  Clorox                     Buy             .31         Dec. 20, 2012      605,000         14,171
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       NiSource Finance           Buy             .55         Dec. 20, 2012      760,000        128,692
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                             $221,679
----------------------------------------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2008, the value of foreign securities represented 10.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $25,445,916 or 2.8% of net assets.

(e) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $74,904,424. See Note 1 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     MBIA   --   MBIA Insurance Corporation


(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  177

RiverSource VP - Balanced Fund

(l) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(m)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     ---------------------------------------------------------------------------
     Apollo Management LP*                08-02-07 thru 01-16-08      $3,464,998
     Banc of America Funding*
       Series 2006-2 Cl N1
       7.25% 2046                         11-14-06 thru 07-21-08          95,139
     Crown Paper Escrow                          04-16-07                     --
     United Artists Theatre Circuit
       Pass-Through Ctfs
       9.30% 2015                         12-08-95 thru 08-12-96       1,022,362
     Virgin Media                         07-27-07 thru 07-29-08       2,880,728


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Community Health Systems
       Delayed Draw                                                               $40,486


(p) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(q) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(r) At Dec. 31, 2008, investments in securities included securities valued at $10,546,055 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(s) On Dec. 17, 2007, Renaissance Home Equity Loan Trust Series 2007-2 filed a Chapter 11 bankruptcy petition.

(t) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(u)  Negligible market value.

(v) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(w) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
178  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                   ----------------------------------------------------------
                                                        LEVEL 1         LEVEL 2
                                                     QUOTED PRICES       OTHER        LEVEL 3
                                                       IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                      MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
-------------------------------------------------------------------------------------------------------------
Investments in securities                            $603,959,572    $378,334,013   $10,186,531  $992,480,116
Other financial instruments*                             (728,593)        221,679            --      (506,914)

-------------------------------------------------------------------------------------------------------------
Total                                                $603,230,979    $378,555,692   $10,186,531  $991,973,202
-------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

  The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                           $9,492,787      $(172,913)
  Accrued discounts/premiums                                            (653,919)            --
  Realized gain (loss)                                                (1,852,287)             *
  Change in unrealized appreciation (depreciation)                    (6,214,627)       172,913
  Net purchases (sales)                                               (6,444,946)            --
  Transfers in and/or out of Level 3                                  15,859,523             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $10,186,531            $--
--------------------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(196,227).




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  179

PORTFOLIO OF INVESTMENTS

RiverSource VP - Cash Management Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



U.S. GOVERNMENT AGENCIES (37.8%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Federal Home Loan Bank Disc Nts
 01-20-09                            2.60%           $12,200,000          $12,182,615
 01-26-09                            2.44             19,000,000           18,967,014
 02-04-09                            2.22             25,000,000           24,946,875
 02-17-09                            0.75             10,000,000            9,990,208
 02-18-09                            0.99             12,000,000           11,984,000
Federal Home Loan Mtge Corp Disc Nts
 01-23-09                            2.65             25,000,000           24,958,292
 01-27-09                            0.98              4,200,000            4,196,967
 02-03-09                            0.69             10,000,000            9,993,583
 02-09-09                            0.89             10,000,000            9,990,250
 02-10-09                            0.89             10,200,000           10,189,800
 02-17-09                            2.05             98,300,000           98,036,228
 03-02-09                            1.48             35,000,000           34,913,750
 03-03-09                            2.00             34,000,000           33,884,778
 03-06-09                            1.06              9,875,000            9,856,216
 03-10-09                            1.86             60,000,000           59,789,653
 03-11-09                            0.90             25,000,000           24,956,875
 03-12-09                            1.15             10,100,000           10,077,435
 03-16-09                            2.67             15,000,000           14,918,292
 03-19-09                            1.41             15,000,000           14,955,083
Federal Natl Mtge Assn Disc Nts
 01-02-09                            1.04             25,000,000           24,998,576
 01-12-09                            2.51             34,345,000           34,316,665
 01-20-09                            0.58             11,700,000           11,696,295
 01-26-09                            0.98             32,700,000           32,677,292
 01-28-09                            0.98             25,000,000           24,981,250
 02-02-09                            1.03             25,000,000           24,976,667
 03-19-09                            1.20              5,000,000            4,987,167
 03-23-09                            1.31             10,800,000           10,768,410
 04-15-09                            1.29             25,000,000           24,906,111
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost: $633,096,347)                                                     $633,096,347
-------------------------------------------------------------------------------------



FDIC-INSURED (1.5%)(E)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

General Electric Capital
 FDIC Govt Guaranty
 03-17-09                            1.91%           $15,000,000          $14,940,625
Goldman Sachs Group
 FDIC Govt Guaranty
 12-17-09                            2.00             10,000,000           10,000,000
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED
(Cost: $24,940,625)                                                       $24,940,625
-------------------------------------------------------------------------------------



CERTIFICATES OF DEPOSIT (7.4%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Bank of America
 02-09-09                            1.89%           $10,000,000          $10,000,000
 02-11-09                            1.75             10,000,000           10,000,000
Barclays Bank
 05-27-09                            2.52             10,000,000(b)        10,000,000
 05-28-09                            2.62             11,000,000(b)        11,000,000
Chase Bank USA
 02-18-09                            1.75              5,000,000            5,000,000
 02-19-09                            1.75             12,000,000           12,000,000
 03-30-09                            0.40             10,000,000           10,000,000
Citibank
 01-22-09                            0.40              5,000,000            5,000,000
Citigroup
 01-09-09                            1.60              5,000,000            5,000,000
 01-12-09                            1.15             15,000,000           15,000,000
 01-12-09                            1.35             20,000,000           20,000,000
Credit Suisse NY
 06-16-09                            2.24             10,000,000(b)        10,000,000
-------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost: $123,000,000)                                                     $123,000,000
-------------------------------------------------------------------------------------



FLOATING RATE NOTES (5.6%)(b)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Bank of America
 07-30-09                            3.67%            $5,000,000           $5,000,000
Federal Home Loan Mtge Corp Disc Nts
 04-27-09                            3.53             30,000,000           30,000,000
General Electric Capital
 09-24-09                            0.50             10,000,000           10,000,000
HSBC USA
 08-14-09                            2.53             10,000,000           10,000,000
New York Life Global Funding
 09-04-09                            2.31             10,000,000           10,000,000
US Bank
 08-19-09                            2.30             15,000,000           15,000,000
 09-10-09                            2.29              8,000,000            8,000,000
Wells Fargo & Co
 09-03-09                            1.97              5,000,000            5,000,000
-------------------------------------------------------------------------------------
TOTAL FLOATING RATE NOTES
(Cost: $93,000,000)                                                       $93,000,000
-------------------------------------------------------------------------------------



COMMERCIAL PAPER (49.9%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED (24.3%)
Bryant Park Funding LLC
 01-12-09                            0.46%            $9,000,000(c)        $8,998,625
 01-15-09                            0.33             10,500,000           10,498,581
 01-21-09                            1.50              5,000,000(c)         4,995,694
Chariot Funding LLC
 01-07-09                            1.22             11,000,000(c)        10,997,433
Enterprise Funding LLC
 01-06-09                            1.52             10,000,000(c)         9,997,500
 01-08-09                            2.00             10,000,000(c)         9,995,625
 01-12-09                            1.58              7,604,000(c)         7,600,050
 01-16-09                            1.38             10,607,000(c)        10,600,592
Falcon Asset Securitization LLC
 01-06-09                            1.18             15,000,000(c)        14,997,083
 01-09-09                            0.54              5,000,000(c)         4,999,333
 01-12-09                            1.30             20,000,000(c)        19,991,444
 01-20-09                            1.37              6,700,000(c)         6,694,979
 02-02-09                            1.48             10,134,000(c)        10,120,488
Jupiter Securitization LLC
 01-05-09                            1.14             15,000,000(c)        14,997,667
 01-12-09                            1.63             10,000,000(c)         9,994,653
 03-02-09                            0.45             15,000,000(c)        14,988,750
Kitty Hawk Funding
 01-27-09                            0.39             15,000,000           14,995,667
 02-18-09                            0.53             24,100,000(c)        24,082,753
 03-19-09                            0.75             10,000,000(c)         9,983,958
Park Avenue Receivables LLC
 01-05-09                            1.14             10,000,000(c)         9,998,444
 01-08-09                            1.77             10,900,000(c)        10,895,761
 02-02-09                            1.43             15,000,000(c)        14,980,667
Ranger Funding LLC
 01-05-09                            1.15             14,500,000(c)        14,497,708
 01-06-09                            1.23              8,000,000(c)         7,998,389
 01-26-09                            0.39              9,000,000            8,997,500
Salisbury Receivables LLC
 01-06-09                            2.11             10,000,000(c)         9,996,528
Sheffield Receivables
 01-06-09                            2.52              5,000,000(c)         4,997,931
 01-07-09                            2.17             10,000,000(c)         9,995,833
 01-08-09                            1.63             13,600,000(c)        13,595,147
 01-14-09                            1.32             15,000,000(c)        14,992,417
 02-10-09                            1.59             10,000,000(c)         9,982,222
Thunder Bay Funding LLC
 01-05-09                            1.63             25,000,000(c)        24,994,416
 01-09-09                            0.54             10,000,000(c)         9,998,667
 02-11-09                            1.44             11,384,000(c)        11,365,201
WhistleJacket Capital LLC
 02-25-09                            3.12              1,538,426(b,d,f)     1,538,426
 03-20-09                            2.50              7,691,442(b,d,f)     7,691,442
                                                                      ---------------
Total                                                                     406,047,574
-------------------------------------------------------------------------------------


BANKING (14.4%)
Bank of America
 01-05-09                            1.26             17,000,000           16,997,072
 01-15-09                            1.52             15,000,000           14,990,667
 01-29-09                            0.83              4,000,000            3,997,356
 02-12-09                            1.69              3,000,000            2,994,050
Bank of Scotland
 01-09-09                            0.46              8,000,000            7,999,084
 01-16-09                            0.51             22,200,000           22,195,037
 01-20-09                            0.48              9,500,000            9,497,493
 01-21-09                            0.45             23,200,000           23,193,942


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
180  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Cash Management Fund

COMMERCIAL PAPER (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
BANKING (CONT.)
Barclays US Funding LLC
 01-05-09                            1.25%           $13,000,000          $12,997,768
 01-12-09                            1.67             10,000,000            9,994,515
HSBC Finance
 01-07-09                            1.30             10,500,000           10,497,375
 01-12-09                            0.72             17,100,000           17,095,953
 01-26-09                            0.37             12,200,000           12,196,781
 01-29-09                            0.34             12,500,000           12,496,597
Royal Bank of Scotland
 01-02-09                            0.97             10,000,000            9,999,467
 01-06-09                            1.66             15,000,000           14,995,917
 01-07-09                            1.37             15,000,000           14,996,050
 01-08-09                            1.15             15,000,000           14,996,208
 01-28-09                            0.24              8,000,000            7,998,500
                                                                      ---------------
Total                                                                     240,129,832
-------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (1.9%)
Caterpillar
 01-05-09                            1.05             10,000,000(c)         9,998,556
 01-23-09                            0.19              5,000,000(c)         4,999,389
Caterpillar Financial Services
 01-26-09                            0.24             16,900,000           16,897,065
                                                                      ---------------
Total                                                                      31,895,010
-------------------------------------------------------------------------------------


CONSUMER PRODUCTS (1.2%)
Procter & Gamble
 01-13-09                            1.45             20,000,000(c)        19,989,667
-------------------------------------------------------------------------------------


ELECTRIC (3.6%)
FPL Fuels
 01-05-09                            1.46             10,500,000           10,497,900
 01-05-09                            1.46             25,000,000           24,995,000
 01-06-09                            1.23              5,000,000            4,998,993
 01-06-09                            1.52              5,000,000            4,998,750
 01-07-09                            1.04              2,000,000            1,999,600
 01-13-09                            1.40              6,000,000            5,997,000
 01-20-09                            0.92              7,000,000            6,996,490
                                                                      ---------------
Total                                                                      60,483,733
-------------------------------------------------------------------------------------


INTEGRATED ENERGY (0.6%)
Chevron
 01-14-09                            0.99             10,000,000            9,996,208
-------------------------------------------------------------------------------------


NON CAPTIVE DIVERSIFIED (1.6%)
General Electric Capital Services
 01-12-09                            2.50              7,200,000            7,194,082
 02-10-09                            0.49              5,000,000            4,997,222
                                                                      ---------------
Total                                                                      12,191,304
-------------------------------------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (1.6%)
Citigroup Funding
 01-02-09                            1.01             10,000,000            9,999,445
 01-05-09                            1.54             10,000,000            9,997,889
Southern Company Funding
 01-12-09                            0.88              6,400,000(c)         6,398,142
                                                                      ---------------
Total                                                                      26,395,476
-------------------------------------------------------------------------------------


WIRELINES (1.6%)
AT&T
 01-21-09                            1.11             10,000,000(c)         9,993,611
 01-22-09                            1.60              9,000,000(c)         8,991,338
 01-30-09                            1.03              8,000,000(c)         7,993,233
                                                                      ---------------
Total                                                                      26,978,182
-------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost: $834,107,229)                                                     $834,106,986
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,708,144,201)(g)                                              $1,708,143,958
-------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $430,689,894 or 25.7% of net assets.

(d) Denotes investments in structured investment vehicles ("SIVS"). See Note 8 to the financial statements.

(e) This debt is guaranteed under the FDIC's Temporary Liquidity Guaranty Program (TLGP) and is backed by the full faith and credit of the United States.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                     ACQUISITION
     SECURITY                                                           DATES            COST
     -------------------------------------------------------------------------------------------
     WhistleJacket Capital LLC
       2.50% Commercial Paper 2008                                     03-16-07       $7,691,750
     WhistleJacket Capital LLC
       3.12% Commercial Paper 2008                                     03-23-07        1,538,361


(g) Also represents the cost of securities for federal income tax purposes at Dec. 31, 2008.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  181

RiverSource VP - Cash Management Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER         LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT    SIGNIFICANT
                                                    MARKETS FOR      OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS      INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                               $--        $1,708,143,958       $--      $1,708,143,958


At Dec. 31, 2008, 100% of the Fund's investments were valued using amortized cost in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
182  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Bond Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (111.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.2%)(C)
Pemex Project Funding Master Trust
 03-01-18                               5.75%          $2,425,000(d)       $2,140,063
 06-15-35                               6.63            3,368,000           2,851,012
Petroleos de Venezuela
 04-12-17                               5.25            4,919,000           1,770,840
                                                                      ---------------
Total                                                                       6,761,915
-------------------------------------------------------------------------------------


SOVEREIGN (0.6%)(c)
Govt of Ukraine
 Sr Unsecured
 11-14-17                               6.75            2,308,000(d)          844,809
Republic of Argentina
 09-12-13                               7.00            3,746,000           1,198,720
Republic of Argentina
 Sr Unsecured
 12-15-35                               0.00            4,660,000(k)          116,500
Republic of Colombia
 01-27-17                               7.38            2,000,000           2,065,000
 09-18-37                               7.38            1,735,000           1,700,300
Republic of El Salvador
 06-15-35                               7.65            1,800,000(d)        1,143,000
Republic of Indonesia
 Sr Unsecured
 01-17-18                               6.88            1,034,000(d)          837,540
 10-12-35                               8.50            1,338,000(d)        1,137,300
 01-17-38                               7.75            1,150,000(d)          954,500
Republic of Philippines
 01-15-16                               8.00              575,000             592,250
 01-14-31                               7.75            2,732,000           2,759,320
Republic of Turkey
 09-26-16                               7.00              590,000             575,250
 04-03-18                               6.75            1,857,000           1,754,865
 03-17-36                               6.88            4,785,000           3,971,549
Republic of Uruguay
 05-17-17                               9.25              876,000             893,520
Republic of Venezuela
 02-26-16                               5.75              946,000             402,050
 05-07-23                               9.00            2,200,000             880,000
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              944,000             490,880
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63            2,184,000           1,834,560
Russian Federation
 03-31-30                               7.50            1,304,380(d)        1,138,072
                                                                      ---------------
Total                                                                      25,289,985
-------------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS & AGENCIES (24.3%)
Federal Farm Credit Bank
 10-17-12                               4.50           17,155,000          18,541,450
Federal Home Loan Mtge Corp
 07-17-15                               4.38           36,515,000          40,010,216
 04-18-16                               5.25           39,540,000          45,024,396
 04-16-37                               6.00           49,700,000          52,018,356
Federal Home Loan Mtge Corp
 Sub Nts
 12-14-18                               5.00           43,261,000          44,840,675
Federal Natl Mtge Assn
 05-18-12                               4.88           30,760,000          33,729,489
 01-02-14                               5.13           62,386,000          65,927,029
 04-15-15                               5.00           49,850,000          56,488,674
 07-15-37                               5.63            9,840,000          12,564,379
U.S. Treasury
 06-30-10                               2.88            3,775,000(s)        3,909,337
 12-15-10                               4.38           38,595,000(s)       41,450,412
 11-30-13                               2.00            1,305,000           1,338,849
 12-31-13                               1.50              755,000             753,289
 11-15-18                               3.75          146,673,000         166,038,237
 02-15-26                               6.00           36,293,000          50,651,418
 02-15-29                               5.25          115,565,000         153,250,053
 02-15-38                               4.38           31,355,000(s)       41,996,103
 05-15-38                               4.50           25,905,000          35,356,284
U.S. Treasury Inflation-Indexed Bond
 01-15-14                               2.00           70,307,763(g)       66,595,015
 01-15-15                               1.63          170,398,399(g)      157,966,403
                                                                      ---------------
Total                                                                   1,088,450,064
-------------------------------------------------------------------------------------


ASSET-BACKED (1.3%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                               5.49            8,375,000(o)        7,787,443
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                               0.62            6,942,270(d,i)      6,796,187
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                               6.15            4,525,000(d)        4,180,847
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                               4.92            1,041,468             909,963
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                               0.73              965,935(i)          671,509
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                               5.04            5,849,995(d,o)      5,327,749
CPS Auto Trust
 Series 2007-C Cl A3 (FSA)
 05-15-12                               5.43            8,099,948(d,o)      7,269,703
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                               5.78            7,000,000(d,o)      5,193,300
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                               0.00            6,400,000(m)          640,000
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                               5.88           11,700,000(m)        2,175,475
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-4 Cl AIO
 02-27-12                              30.73           11,633,000(m)        1,480,532
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                              50.00            7,413,000(m)          639,001
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                               5.57            1,998,061           1,915,866
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                               6.31            1,645,000(n)          156,394
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                               6.66            1,065,000(n)           79,575
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                               7.01            1,565,000(n)           99,226
Residential Asset Securities
 Series 2007-KS3 Cl AI2
 04-25-37                               0.65           14,950,000(i)        6,786,325
SBA CMBS Trust
 Series 2006-1A Cl B
 11-15-36                               5.45            3,850,000(d)        3,303,631
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
 10-12-12                               5.24            3,120,000(o)        2,912,927
                                                                      ---------------
Total                                                                      58,325,653
-------------------------------------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED (7.7%)(f)
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
 01-15-49                               5.45           15,170,000          10,048,584
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                               4.00              173,301             156,188


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  183

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                               4.57%          $2,030,000          $1,803,772
Bear Stearns Commercial Mtge Securities
 Series 2007-PW16 Cl A1
 06-11-40                               5.59            2,582,212           2,387,733
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A2
 01-12-45                               5.33           10,000,000           7,788,280
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                               5.47            6,850,000           4,712,184
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
 05-15-19                               5.25               62,330              61,250
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                               5.68           17,625,000          16,933,169
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                               5.43            3,841,000           3,010,714
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
 12-10-49                               5.70           15,200,000          10,880,268
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                               5.23            1,800,000           1,435,515
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                               7.03            2,493,410           2,484,204
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                               2.20            1,475,000(d,i)      1,170,676
Credit Suisse Mtge Capital Ctfs
 Series 2006-C4 Cl A3
 09-15-39                               5.47              380,000             287,098
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                               5.72            7,550,000           4,790,715
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
 12-15-35                               6.18           12,000,000          11,335,190
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                               4.60            2,900,000           2,397,528
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82            1,940,144           1,789,932
CS First Boston Mtge Securities
 Series 2005-C5 Cl A4
 08-15-38                               5.10           23,610,000          18,849,691
Federal Natl Mtge Assn #387486
 07-01-15                               4.70            9,192,938           9,261,642
Federal Natl Mtge Assn #555806
 10-01-13                               5.10              949,535             977,573
Federal Natl Mtge Assn #735029
 09-01-13                               5.32              106,194             109,140
Federal Natl Mtge Assn #735390
 03-01-16                               4.87            2,527,390           2,554,328
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
 08-25-12                               4.72               81,259              82,884
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                               4.77            2,300,000           1,876,948
GE Capital Commercial Mtge
 Series 2005-C3 Cl A5
 07-10-45                               4.98           10,000,000           8,948,873
General Electric Capital Assurance
 Series 2003-1 Cl A3
 05-12-35                               4.77            1,411,070(d)        1,397,938
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                               5.25            3,850,000(d)        3,298,968
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                               4.88            1,675,000           1,571,558
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
 03-10-39                               5.44           32,145,000          24,466,586
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl AM
 03-10-39                               5.48            5,150,000           2,609,828
GS Mtge Securities II
 Series 2006-GG6 Cl A4
 04-10-38                               5.55            5,125,000           4,150,852
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                               2.73            8,650,000(d,i)      5,194,867
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                               5.80            5,475,000             813,979
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
 07-12-37                               4.39            2,276,745           2,056,515
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                               4.13            1,620,904           1,479,126
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                               3.97              729,839             668,473
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                               4.77            5,575,000           4,608,007
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
 05-15-41                               5.08            1,100,000           1,024,070
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                               4.18            3,000,000           2,906,339
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                               4.48            8,590,863           7,984,243
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                               5.00           18,835,000          10,987,798
JPMorgan Chase Commercial Mtge Securities
 Series 2006-CB17 Cl A1
 12-12-43                               5.28            9,717,127           9,090,825
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                               5.48            5,775,000           4,491,657
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                               5.49            4,550,000           3,578,956
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                               5.79           17,250,000          12,534,956
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
 02-12-51                               5.90           13,300,000           5,660,088
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                               6.20            5,700,000(d)          897,771
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                               3.97            2,250,000           1,921,390
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A6
 08-15-29                               5.02            4,000,000           3,268,258
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                               5.86            6,925,000           5,402,921
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                               5.37            6,395,000           4,793,820
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                               5.42            5,200,000           3,667,080
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                               5.61            1,534,853           1,422,136
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                               4.71            3,317,159           3,052,692
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34            1,016,247             992,454
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                               4.59            2,475,000           2,110,836
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                               5.80            5,575,000           4,391,760
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
 06-11-49                               5.88            7,400,000           5,237,224
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                               6.09           11,925,000           9,166,581


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
184  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                               5.08%         $16,750,000(d)      $13,953,500
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                               5.09            3,075,000           2,568,758
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                               5.56           37,000,000          28,575,153
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                               5.58            3,950,000           3,309,099
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                               5.73            6,100,000           5,072,448
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                               5.31            2,075,000           1,554,986
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                               5.34           13,868,000           6,526,044
                                                                      ---------------
Total                                                                     344,594,619
-------------------------------------------------------------------------------------


MORTGAGE-BACKED (44.6%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                               6.18            6,060,304(h,s)      3,211,260
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
 03-25-47                               0.64           11,594,743(h)        2,708,718
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
 05-25-47                               0.66           15,485,855(h)        6,187,202
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
 01-25-34                               6.00            2,222,310           1,598,663
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
 04-25-34                               6.00            4,203,737           3,696,661
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                               6.00           24,411,537          12,973,397
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
 11-25-46                               7.25              383,756(d,l)         47,509
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
 10-25-37                               6.00           18,366,978           9,577,375
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
 06-25-47                               6.20               57,302(h)           28,297
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                               5.10            5,800,000(d,h)      3,849,037
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
 08-25-47                               5.98              252,946(h)          146,526
Citicorp Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-5 Cl 3A1
 08-25-35                               5.00            8,191,723           5,900,280
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                               7.73            5,975,138(m)          828,045
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                               4.75            1,398,506           1,365,292
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
 10-25-33                               5.50           17,639,346          13,286,700
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
 05-25-35                               0.72            4,681,855(i)        1,282,060
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                               7.50            2,263,960           1,442,630
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                               6.00            4,986,628           3,884,066
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36                               6.00            5,317,032           2,708,363
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
 11-25-36                               6.00           10,907,813           6,722,569
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
 02-25-37                               6.00           13,652,732           9,047,773
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
 02-25-37                               6.00           18,787,077           9,569,667
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
 09-25-37                               6.50           22,703,384          11,770,297
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
 11-25-37                               6.50           22,240,407          11,772,646
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
 06-25-47                               0.82           10,687,264(i)        2,544,484
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                               0.97           18,870,579(i)        2,775,862
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-27 Cl 2A1
 12-25-35                               5.50           16,168,460          10,105,287
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
 12-20-35                               5.56            6,465,712(h)        3,551,044
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                               7.00            2,890,568(d)        1,994,717
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                               5.33            3,872,234(h)        1,504,110
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB5 Cl 2A2
 09-20-36                               5.84            7,092,145(h)        2,803,423
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2003-29 Cl 8A1
 11-25-18                               6.00            1,355,765           1,203,242
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 12-25-34                               6.00           13,076,126           9,270,258
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
 02-25-37                               0.56            3,599,754(i)        3,328,045
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR3 Cl 2A1
 06-25-37                               0.58            3,572,055(i)        3,175,679
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
 08-19-45                              12.08           13,465,953(m)              404


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  185

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 01-01-39                               5.50%         $50,000,000(e)      $51,171,900
 01-01-39                               6.00           44,900,000(e)       46,247,000
 01-01-39                               6.50           52,000,000(e)       53,998,776
Federal Home Loan Mtge Corp #1B3592
 09-01-37                               6.00            7,829,942(h)        8,044,463
Federal Home Loan Mtge Corp #1G3723
 08-01-37                               6.00            3,826,048(h)        3,914,007
Federal Home Loan Mtge Corp #1J1445
 01-01-37                               5.88           17,112,913(h)       17,507,212
Federal Home Loan Mtge Corp #783049
 03-01-35                               4.84            2,793,855(h)        2,816,322
Federal Home Loan Mtge Corp #A27373
 10-01-34                               6.50              443,363             461,514
Federal Home Loan Mtge Corp #A76134
 04-01-38                               7.00           13,131,042          13,633,156
Federal Home Loan Mtge Corp #B11452
 12-01-18                               6.00            1,224,707           1,269,997
Federal Home Loan Mtge Corp #B11835
 01-01-19                               5.50               81,929              84,744
Federal Home Loan Mtge Corp #B12280
 02-01-19                               5.50              104,624             108,219
Federal Home Loan Mtge Corp #C00356
 08-01-24                               8.00               74,402              78,815
Federal Home Loan Mtge Corp #C14412
 09-01-28                               6.00            1,151,465           1,194,514
Federal Home Loan Mtge Corp #C46101
 08-01-29                               6.50              208,143             217,964
Federal Home Loan Mtge Corp #C53878
 12-01-30                               5.50              800,511             823,685
Federal Home Loan Mtge Corp #C59161
 10-01-31                               6.00            2,204,028           2,280,919
Federal Home Loan Mtge Corp #C79930
 06-01-33                               5.50            2,096,185           2,150,971
Federal Home Loan Mtge Corp #C80198
 08-01-24                               8.00               42,089              44,585
Federal Home Loan Mtge Corp #C80253
 01-01-25                               9.00               42,468              46,787
Federal Home Loan Mtge Corp #C90767
 12-01-23                               6.00            3,116,586           3,226,420
Federal Home Loan Mtge Corp #D95319
 03-01-22                               6.00              281,456             291,443
Federal Home Loan Mtge Corp #D96300
 10-01-23                               5.50              285,129             293,396
Federal Home Loan Mtge Corp #E01127
 02-01-17                               6.50            1,759,929           1,828,693
Federal Home Loan Mtge Corp #E01419
 05-01-18                               5.50            1,034,255           1,069,745
Federal Home Loan Mtge Corp #E98725
 08-01-18                               5.00            3,246,620           3,356,129
Federal Home Loan Mtge Corp #E99684
 10-01-18                               5.00            2,887,081           2,985,658
Federal Home Loan Mtge Corp #G01108
 04-01-30                               7.00            1,530,112           1,610,366
Federal Home Loan Mtge Corp #G01410
 04-01-32                               7.00               61,985              65,140
Federal Home Loan Mtge Corp #G01427
 12-01-31                               6.50              512,144             535,031
Federal Home Loan Mtge Corp #G01535
 04-01-33                               6.00              432,982             449,831
Federal Home Loan Mtge Corp #G03419
 07-01-37                               6.00           39,347,786          40,576,868
Federal Home Loan Mtge Corp #G30225
 02-01-23                               6.00            3,955,806           4,096,178
Federal Home Loan Mtge Corp #H01089
 08-01-37                               6.00           32,539,311          33,044,853
Federal Home Loan Mtge Corp #H01724
 09-01-37                               6.00           13,904,090          14,063,226
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36                               0.17            4,530,146(m)          476,373
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                              27.74              123,902(m)            4,507
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                              77.27            6,920,310(m)          521,789
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1241 Cl K
 03-15-22                               7.00              196,001             195,626
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                               5.50            3,547,935           3,602,692
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
 01-15-18                               6.50            1,398,718           1,483,478
Federal Natl Mtge Assn
 01-01-24                               4.50           16,875,000(e)       17,244,141
 01-01-24                               5.00           33,200,000(e)       34,071,500
 01-01-24                               5.50           12,000,000(e)       12,356,256
 01-01-24                               6.00           15,000,000(e)       15,553,125
 12-01-38                               4.50           47,000,000(e)       47,631,586
 01-01-39                               5.00          179,000,000(e)      182,747,902
 01-01-39                               5.50          166,000,000(e)      170,150,000
 01-01-39                               6.00           41,000,000(e)       42,204,375
 01-01-39                               6.50            3,500,000(e)        3,634,533
 01-01-39                               7.00            1,000,000(e)        1,046,875
Federal Natl Mtge Assn #125032
 11-01-21                               8.00               18,148              19,213
Federal Natl Mtge Assn #125474
 02-01-27                               7.50              497,121             527,312
Federal Natl Mtge Assn #190353
 08-01-34                               5.00           10,225,039          10,460,331
Federal Natl Mtge Assn #190899
 04-01-23                               8.50              161,994             173,058
Federal Natl Mtge Assn #190988
 06-01-24                               9.00              166,376             179,569
Federal Natl Mtge Assn #252440
 05-01-29                               7.00              100,497             106,325
Federal Natl Mtge Assn #253883
 08-01-16                               6.00              415,625             433,025
Federal Natl Mtge Assn #254224
 02-01-17                               7.00              662,521             692,093
Federal Natl Mtge Assn #254560
 11-01-32                               5.00            2,413,892           2,473,211
Federal Natl Mtge Assn #254675
 01-01-23                               6.50              121,985             127,458
Federal Natl Mtge Assn #254916
 09-01-23                               5.50            3,270,874           3,365,016
Federal Natl Mtge Assn #255364
 09-01-34                               6.00              395,495             408,118
Federal Natl Mtge Assn #255788
 06-01-15                               5.50            3,439,295           3,589,486
Federal Natl Mtge Assn #256171
 03-01-26                               6.00           16,944,269          17,482,233
Federal Natl Mtge Assn #256339
 07-01-36                               5.50           18,664,973          19,032,440
Federal Natl Mtge Assn #257016
 12-01-37                               7.00            6,013,586           6,303,384
Federal Natl Mtge Assn #303727
 02-01-11                               6.00               24,873              25,836
Federal Natl Mtge Assn #323715
 05-01-29                               6.00               56,711              58,778
Federal Natl Mtge Assn #442411
 11-01-28                               6.50              919,191(s)          961,991
Federal Natl Mtge Assn #445254
 12-01-13                               5.50            1,002,865           1,043,284
Federal Natl Mtge Assn #446964
 10-01-28                               6.00            2,962,309           3,070,282
Federal Natl Mtge Assn #450370
 01-01-29                               6.50            1,311,988           1,373,078
Federal Natl Mtge Assn #484820
 04-01-14                               5.50                5,445               5,664
Federal Natl Mtge Assn #50553
 04-01-22                               8.00               64,872              68,746
Federal Natl Mtge Assn #510587
 08-01-29                               7.00               82,393              87,171
Federal Natl Mtge Assn #545339
 11-01-31                               6.50               72,706              76,511
Federal Natl Mtge Assn #545342
 04-01-13                               7.00              124,658             125,271
Federal Natl Mtge Assn #545869
 07-01-32                               6.50            1,128,304           1,187,348
Federal Natl Mtge Assn #545874
 08-01-32                               6.50              101,779             107,110
Federal Natl Mtge Assn #545885
 08-01-32                               6.50            2,308,816           2,445,175
Federal Natl Mtge Assn #545910
 08-01-17                               6.00            1,081,876           1,123,710
Federal Natl Mtge Assn #555340
 04-01-33                               5.50              112,153             115,801
Federal Natl Mtge Assn #555375
 04-01-33                               6.00            7,103,901(s)        7,373,495
Federal Natl Mtge Assn #555376
 04-01-18                               4.50              144,778             148,914


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
186  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555458
 05-01-33                               5.50%          $8,963,153          $9,220,844
Federal Natl Mtge Assn #555528
 04-01-33                               6.00           19,160,210          19,798,702
Federal Natl Mtge Assn #555734
 07-01-23                               5.00            2,712,278           2,781,541
Federal Natl Mtge Assn #576603
 03-01-15                               6.00            1,977,110           2,061,119
Federal Natl Mtge Assn #606882
 10-01-31                               7.00              384,667             407,032
Federal Natl Mtge Assn #609621
 11-01-31                               7.00            1,877,985           1,987,173
Federal Natl Mtge Assn #615135
 11-01-16                               6.00              125,551             130,807
Federal Natl Mtge Assn #617746
 08-01-32                               6.50              154,453             161,162
Federal Natl Mtge Assn #626720
 01-01-17                               6.00              107,303             111,796
Federal Natl Mtge Assn #630599
 05-01-32                               7.00            2,765,953           2,926,908
Federal Natl Mtge Assn #634367
 03-01-17                               6.50              629,391             653,976
Federal Natl Mtge Assn #645569
 06-01-32                               7.00              234,388             248,028
Federal Natl Mtge Assn #646938
 06-01-32                               7.00            1,010,799           1,069,619
Federal Natl Mtge Assn #647549
 08-01-17                               6.00              985,872           1,026,530
Federal Natl Mtge Assn #650009
 09-01-31                               7.50                8,210               8,703
Federal Natl Mtge Assn #650159
 10-01-32                               6.50            1,934,794           2,036,568
Federal Natl Mtge Assn #652600
 02-01-18                               5.50            4,064,459           4,207,949
Federal Natl Mtge Assn #667604
 10-01-32                               5.50            5,136,329           5,283,415
Federal Natl Mtge Assn #667721
 03-01-33                               6.00            1,583,653(s)        1,641,260
Federal Natl Mtge Assn #667787
 02-01-18                               5.50              513,060             530,852
Federal Natl Mtge Assn #669925
 09-01-17                               6.50            1,641,676           1,723,677
Federal Natl Mtge Assn #670382
 09-01-32                               6.00            4,384,359           4,530,463
Federal Natl Mtge Assn #670387
 08-01-32                               7.00              554,499             586,707
Federal Natl Mtge Assn #672289
 12-01-17                               5.50              279,091             289,086
Federal Natl Mtge Assn #677089
 01-01-33                               5.50              127,126             130,766
Federal Natl Mtge Assn #677695
 02-01-33                               6.50              247,102             259,271
Federal Natl Mtge Assn #678028
 09-01-17                               6.00              367,955             383,130
Federal Natl Mtge Assn #683116
 02-01-33                               6.00              439,568             454,216
Federal Natl Mtge Assn #684585
 02-01-33                               5.50              418,782             432,229
Federal Natl Mtge Assn #684586
 03-01-33                               6.00            1,295,672           1,344,009
Federal Natl Mtge Assn #684601
 03-01-33                               6.00              996,560           1,035,020
Federal Natl Mtge Assn #687051
 01-01-33                               6.00            4,557,420           4,690,539
Federal Natl Mtge Assn #688691
 03-01-33                               5.50              423,035(s)          434,687
Federal Natl Mtge Assn #689093
 07-01-28                               5.50            1,262,290           1,305,933
Federal Natl Mtge Assn #694316
 03-01-18                               5.50            1,216,714           1,259,457
Federal Natl Mtge Assn #694546
 03-01-33                               5.50            1,200,213           1,233,270
Federal Natl Mtge Assn #694628
 04-01-33                               5.50            1,890,366           1,952,473
Federal Natl Mtge Assn #694795
 04-01-33                               5.50            2,327,146           2,403,003
Federal Natl Mtge Assn #694988
 03-01-33                               5.50            4,549,711           4,689,448
Federal Natl Mtge Assn #695202
 03-01-33                               6.50            1,487,747           1,551,208
Federal Natl Mtge Assn #704610
 06-01-33                               5.50              136,770             140,537
Federal Natl Mtge Assn #709901
 06-01-18                               5.00            2,016,170           2,089,670
Federal Natl Mtge Assn #711501
 05-01-33                               5.50            1,047,564           1,083,793
Federal Natl Mtge Assn #723687
 08-01-28                               5.50            1,931,039           1,997,802
Federal Natl Mtge Assn #724867
 06-01-18                               5.00               77,210              80,025
Federal Natl Mtge Assn #725232
 03-01-34                               5.00           10,731,270(s)       10,984,918
Federal Natl Mtge Assn #725284
 11-01-18                               7.00               60,722              62,952
Federal Natl Mtge Assn #725424
 04-01-34                               5.50           39,984,970          41,086,261
Federal Natl Mtge Assn #725431
 08-01-15                               5.50               49,707              51,710
Federal Natl Mtge Assn #725684
 05-01-18                               6.00            3,415,258           3,554,670
Federal Natl Mtge Assn #725773
 09-01-34                               5.50           15,241,802          15,652,075
Federal Natl Mtge Assn #725813
 12-01-33                               6.50            5,373,432           5,602,643
Federal Natl Mtge Assn #726940
 08-01-23                               5.50               47,577              49,384
Federal Natl Mtge Assn #730153
 08-01-33                               5.50              464,555             477,350
Federal Natl Mtge Assn #730231
 08-01-23                               5.50            5,120,856           5,268,244
Federal Natl Mtge Assn #731075
 07-01-18                               5.50               97,496             100,991
Federal Natl Mtge Assn #731417
 09-01-18                               5.50            1,029,382           1,066,252
Federal Natl Mtge Assn #732094
 08-01-18                               5.50               52,271              54,117
Federal Natl Mtge Assn #735212
 12-01-34                               5.00           22,474,004          22,991,162
Federal Natl Mtge Assn #735224
 02-01-35                               5.50           34,132,097          35,072,184
Federal Natl Mtge Assn #735841
 11-01-19                               4.50            7,391,534           7,584,242
Federal Natl Mtge Assn #742840
 10-01-18                               5.50              891,413(s)          922,472
Federal Natl Mtge Assn #743262
 10-01-18                               5.00            1,974,426           2,043,130
Federal Natl Mtge Assn #743455
 10-01-18                               5.50            3,095,027           3,202,594
Federal Natl Mtge Assn #743579
 11-01-33                               5.50               82,076              84,337
Federal Natl Mtge Assn #745079
 12-01-20                               5.00              436,903             449,659
Federal Natl Mtge Assn #745275
 02-01-36                               5.00           27,346,008          27,958,186
Federal Natl Mtge Assn #745278
 06-01-19                               4.50           12,502,513          12,859,728
Federal Natl Mtge Assn #745283
 01-01-36                               5.50           43,548,207          44,693,203
Federal Natl Mtge Assn #745355
 03-01-36                               5.00            8,272,367           8,457,555
Federal Natl Mtge Assn #745392
 12-01-20                               4.50           32,613,080          33,463,349
Federal Natl Mtge Assn #745563
 08-01-34                               5.50           12,414,945          12,756,885
Federal Natl Mtge Assn #747584
 11-01-28                               5.50            3,289,861           3,403,605
Federal Natl Mtge Assn #753074
 12-01-28                               5.50              112,056             115,930
Federal Natl Mtge Assn #756844
 02-01-19                               5.00            1,630,631(s)        1,680,278
Federal Natl Mtge Assn #759330
 01-01-19                               6.50               88,722              92,186
Federal Natl Mtge Assn #759342
 01-01-34                               6.50              615,221             645,134
Federal Natl Mtge Assn #761031
 01-01-34                               5.00              543,089             559,422
Federal Natl Mtge Assn #763703
 04-01-34                               5.50           21,302,559          21,875,973
Federal Natl Mtge Assn #763754
 02-01-29                               5.50              111,103             114,770
Federal Natl Mtge Assn #763798
 03-01-34                               5.50              196,231             202,025
Federal Natl Mtge Assn #765758
 02-01-19                               5.00            1,958,160           2,021,451
Federal Natl Mtge Assn #776962
 04-01-29                               5.00            7,598,891           7,827,419
Federal Natl Mtge Assn #776987
 04-01-29                               5.00              258,893             266,679
Federal Natl Mtge Assn #785506
 06-01-34                               5.00              586,578             600,076
Federal Natl Mtge Assn #785738
 11-01-19                               5.00            7,009,387           7,222,798
Federal Natl Mtge Assn #791447
 10-01-34                               6.00              268,847             277,428


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  187

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #797232
 09-01-34                               5.50%         $12,787,148         $13,131,348
Federal Natl Mtge Assn #811114
 02-01-35                               5.50           16,714,737          17,154,212
Federal Natl Mtge Assn #829227
 08-01-35                               6.00              379,364             391,058
Federal Natl Mtge Assn #831809
 09-01-36                               6.00           52,466,382(s)       54,075,400
Federal Natl Mtge Assn #833731
 07-01-20                               5.00           12,019,746          12,370,679
Federal Natl Mtge Assn #878661
 02-01-36                               5.50           12,587,961          12,839,720
Federal Natl Mtge Assn #881629
 02-01-36                               5.50            9,627,153           9,819,696
Federal Natl Mtge Assn #885871
 06-01-36                               7.00            4,205,371(s)        4,441,242
Federal Natl Mtge Assn #886291
 07-01-36                               7.00              135,442             143,039
Federal Natl Mtge Assn #886404
 08-01-36                               6.50            8,200,791           8,527,541
Federal Natl Mtge Assn #886464
 08-01-36                               6.50            4,006,126           4,165,745
Federal Natl Mtge Assn #887589
 07-01-36                               6.50            5,507,300(s)        5,753,700
Federal Natl Mtge Assn #887648
 07-01-36                               5.90            3,574,928(h)        3,681,443
Federal Natl Mtge Assn #888414
 11-01-35                               5.00            7,019,301           7,176,438
Federal Natl Mtge Assn #899938
 12-01-37                               7.00           17,354,252          18,190,563
Federal Natl Mtge Assn #909188
 05-01-38                               7.00           10,542,681          11,051,246
Federal Natl Mtge Assn #909200
 06-01-38                               7.00            9,231,494           9,676,809
Federal Natl Mtge Assn #909214
 07-01-38                               7.00            8,760,612           9,183,212
Federal Natl Mtge Assn #928860
 11-01-37                               8.00            6,804,860           7,177,081
Federal Natl Mtge Assn #940811
 07-01-37                               6.50            7,989,053           8,306,918
Federal Natl Mtge Assn #942502
 08-01-37                               7.00           24,670,200          25,859,071
Federal Natl Mtge Assn #950788
 10-01-37                               6.50           25,252,502          26,257,236
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                               8.67           15,290,069(m)        2,482,679
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                              22.49            1,308,493(m)           99,336
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                              26.67            1,179,257(m)           71,162
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36                               0.00           11,076,044(m)        1,172,017
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37                               0.00           27,915,768(m)        2,928,975
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26                               8.00            1,064,978           1,121,440
Govt Natl Mtge Assn
 01-01-39                               5.50           29,000,000(e)       29,770,472
 01-01-39                               6.00           30,000,000(e)       30,946,860
Govt Natl Mtge Assn #604708
 10-15-33                               5.50            2,914,791           3,012,469
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
 08-20-32                              33.69            2,121,975(m)          151,928
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                             239.30              327,800(m)            6,257
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                               0.92            2,834,642(h)          797,513
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
 01-19-38                               0.67            5,726,269(h)        5,126,528
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
 08-21-36                               0.76           10,084,542(h)        2,918,121
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                               4.82           31,307,149(b,m,u)           --
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-AR25 Cl 3A3
 09-25-36                               6.72           41,966,506(m)          434,760
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
 12-25-35                               5.79            4,052,786(h)        2,210,251
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR35 Cl 2A2
 01-25-37                               0.57            2,241,183(h)        1,808,339
JPMorgan Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-S2 4A5
 11-25-34                               6.00            5,956,291           4,222,684
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
 05-25-37                               6.50           25,643,706          11,243,175
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
 02-25-19                               5.00            2,542,073           2,227,491
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                               6.00               56,992              51,178
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                               5.00            1,791,698           1,671,581
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                               5.00            2,452,336           2,218,037
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
 04-25-35                               5.50              300,000             243,068
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
 04-25-37                               0.65           12,333,905(i)        4,959,124
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
 08-25-37                               6.00               29,189              19,453
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
 03-25-36                               6.00            3,217,902           2,075,282
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36                               5.91            6,427,185(h)        3,618,215
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                               5.50            8,697,961           6,943,080


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
188  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
 12-25-35                               5.29%          $6,592,227(h)       $4,460,461
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
 09-25-36                               5.93               26,603(h)           15,791
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
 02-25-46                               3.26            7,753,429(h)        3,300,121
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35                               5.00           21,881,431          15,760,613
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                               5.50           30,724,986          23,143,356
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35                               5.50            5,757,897           4,174,475
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36                               5.11            8,125,783(h)        5,573,843
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                               6.00           21,818,441          14,540,798
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-AR9 Cl A2
 12-28-37                               6.38              131,876(h)           47,122
                                                                      ---------------
Total                                                                   1,997,916,592
-------------------------------------------------------------------------------------


AEROSPACE & DEFENSE (--%)
Moog
 Sr Sub Nts
 06-15-18                               7.25            1,285,000(d)        1,028,000
-------------------------------------------------------------------------------------


BANKING (0.8%)
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                               6.37            1,325,000(c,d)      1,258,750
Citigroup
 Sr Unsecured
 02-14-11                               5.13            5,355,000           5,226,437
 04-11-13                               5.50           11,355,000          11,056,182
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                               5.63           21,440,000          14,982,858
Morgan Stanley
 Sr Unsecured
 04-01-18                               6.63            1,785,000           1,565,963
                                                                      ---------------
Total                                                                      34,090,190
-------------------------------------------------------------------------------------


BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88              985,000(b,e,t)       93,575
 05-02-18                               6.88           13,070,000(b,t)      1,241,650
                                                                      ---------------
Total                                                                       1,335,225
-------------------------------------------------------------------------------------


CHEMICALS (0.4%)
Airgas
 10-01-18                               7.13            3,770,000(d)        3,213,925
Chemtura
 06-01-16                               6.88            3,900,000           1,989,000
INVISTA
 Sr Unsecured
 05-01-12                               9.25           13,060,000(d)        9,142,000
NALCO
 11-15-11                               7.75            2,095,000           2,011,200
                                                                      ---------------
Total                                                                      16,356,125
-------------------------------------------------------------------------------------


CONSUMER PRODUCTS (0.6%)
Clorox
 Sr Unsecured
 10-15-12                               5.45            7,785,000           7,643,349
 03-01-13                               5.00           15,920,000          15,747,174
Jarden
 05-01-17                               7.50            6,170,000           4,195,600
                                                                      ---------------
Total                                                                      27,586,123
-------------------------------------------------------------------------------------


DIVERSIFIED MANUFACTURING (0.2%)
Tyco Electronics Group
 10-01-12                               6.00            2,180,000(c)        1,966,585
 01-15-14                               5.95           10,755,000(c)        9,082,442
                                                                      ---------------
Total                                                                      11,049,027
-------------------------------------------------------------------------------------


ELECTRIC (5.5%)
Aquila
 Sr Unsecured
 07-01-12                              11.88            2,430,000           2,454,300
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                               8.88           17,825,000          19,378,985
Consumers Energy
 1st Mtge
 09-15-18                               5.65            2,865,000           2,751,191
Consumers Energy
 1st Mtge Series H
 02-17-09                               4.80           15,785,000          15,752,855
Detroit Edison
 10-01-13                               6.40            9,165,000           9,524,350
Dominion Resources
 Sr Nts
 01-15-19                               8.88            6,555,000           7,068,840
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                               5.30            4,800,000           5,006,501
Duke Energy Carolinas LLC
 1st Refunding Mtge Series C
 11-15-18                               7.00            3,680,000           4,247,051
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                               7.38           11,935,000          12,299,781
Duke Energy Indiana
 1st Mtge
 08-15-38                               6.35            5,600,000           5,974,487
Edison Mission Energy
 Sr Unsecured
 06-15-13                               7.50            2,955,000           2,703,825
 06-15-16                               7.75            1,785,000           1,588,650
Exelon
 Sr Unsecured
 06-15-10                               4.45           14,945,000          14,427,559
FirstEnergy
 Sr Unsecured Series B
 11-15-11                               6.45            8,235,000           8,037,242
Florida Power
 1st Mtge
 06-15-38                               6.40            6,965,000           7,778,094
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05           19,825,000          16,800,994
Majapahit Holding
 10-17-16                               7.75              620,000(c,d)        353,400
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                               8.56              107,689             102,843
Nevada Power
 08-01-18                               6.50           10,835,000          10,514,403
Nevada Power
 Series M
 03-15-16                               5.95            6,126,000           5,849,662
NiSource Finance
 03-01-13                               6.15            4,740,000           3,652,364
Northern States Power
 Sr Unsecured
 08-01-09                               6.88            5,360,000           5,398,554
NRG Energy
 02-01-16                               7.38           14,015,000          13,033,950
Pacific Gas & Electric
 Sr Unsecured
 10-15-18                               8.25            7,830,000           9,292,152
PacifiCorp
 1st Mtge
 09-15-13                               5.45            7,405,000           7,574,226
 07-15-38                               6.35            7,300,000           7,682,099
Portland General Electric
 03-15-10                               7.88            3,190,000           3,274,430
Potomac Electric Power
 1st Mtge
 12-15-38                               7.90            6,700,000           7,761,085
Potomac Electric Power
 Sr Secured
 06-01-35                               5.40            3,385,000           2,776,191
PPL Electric Utilities
 1st Mtge
 11-30-13                               7.13           11,530,000          12,199,235


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  189

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Sierra Pacific Power
 Series M
 05-15-16                               6.00%         $18,866,000         $18,054,026
Southern California Edison
 1st Mtge
 03-15-14                               5.75            3,762,000           3,996,617
                                                                      ---------------
Total                                                                     247,309,942
-------------------------------------------------------------------------------------


ENTERTAINMENT (--%)
United Artists Theatre Circuit
 Pass-Through Ctfs
 07-01-15                               9.30            1,932,283(l)        1,816,346
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (1.5%)
ConAgra Foods
 Sr Unsecured
 09-15-11                               6.75            4,725,000           4,776,290
 08-01-27                               6.70            7,825,000           7,843,905
Cott Beverages USA
 12-15-11                               8.00            3,250,000           1,982,500
Dr Pepper Snapple Group
 05-01-18                               6.82           10,685,000(d)       10,539,171
Molson Coors Capital Finance
 09-22-10                               4.85           16,215,000(c)       15,977,985
SABMiller
 01-15-14                               5.70           28,615,000(c,d)     26,047,332
                                                                      ---------------
Total                                                                      67,167,183
-------------------------------------------------------------------------------------


GAMING (0.3%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13            8,877,000           5,237,430
MGM Mirage
 Sr Secured
 11-15-13                              13.00            4,960,000(d)        4,761,600
Mohegan Tribal Gaming Authority
 Sr Sub Nts
 04-01-12                               8.00              380,000             231,800
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38            3,640,000(d)        2,002,000
                                                                      ---------------
Total                                                                      12,232,830
-------------------------------------------------------------------------------------


GAS DISTRIBUTORS (0.1%)
Southern California Gas
 1st Mtge
 03-15-14                               5.50            3,340,000           3,485,490
-------------------------------------------------------------------------------------


GAS PIPELINES (1.8%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                               7.75           11,490,000          10,997,654
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80           20,100,000          17,315,988
El Paso
 Sr Unsecured
 12-12-13                              12.00            4,170,000           4,138,725
 06-15-14                               6.88            1,310,000           1,057,583
Kinder Morgan Energy Partners LP
 Sr Unsecured
 03-15-11                               6.75            2,900,000           2,820,659
Northern Natural Gas
 Sr Unsecured
 02-15-37                               5.80            2,040,000(d)        1,754,641
Northwest Pipeline
 Sr Unsecured
 04-15-17                               5.95           12,325,000          10,898,999
Southern Natural Gas
 Sr Unsecured
 04-01-17                               5.90           10,437,000(d)        8,270,884
Southern Star Central
 Sr Nts
 03-01-16                               6.75            1,750,000           1,452,500
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                               6.40           16,945,000          15,468,667
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
 08-15-11                               7.00            8,290,000           8,135,789
                                                                      ---------------
Total                                                                      82,312,089
-------------------------------------------------------------------------------------


HEALTH CARE (0.5%)
Cardinal Health
 Sr Unsecured
 06-15-12                               5.65            4,810,000           4,636,457
Community Health Systems
 07-15-15                               8.88            5,400,000           4,968,000
DaVita
 03-15-13                               6.63            5,112,000           4,856,400
HCA
 Sr Secured Pay-in-kind
 11-15-16                               9.63            8,140,000(j)        6,349,200
Omnicare
 12-15-13                               6.75            2,180,000           1,853,000
 12-15-15                               6.88              375,000             307,500
Select Medical
 02-01-15                               7.63            1,625,000             861,250
                                                                      ---------------
Total                                                                      23,831,807
-------------------------------------------------------------------------------------


HEALTH CARE INSURANCE (0.1%)
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30            4,225,000           2,585,302
 03-15-17                               5.95            2,675,000           1,394,593
                                                                      ---------------
Total                                                                       3,979,895
-------------------------------------------------------------------------------------


INDEPENDENT ENERGY (3.5%)
Anadarko Petroleum
 Sr Unsecured
 09-15-09                               2.40            2,760,000(i)        2,640,831
 09-15-16                               5.95           18,244,000          16,115,090
Canadian Natural Resources
 Sr Unsecured
 02-01-39                               6.75            6,270,000(c)        5,217,523
Chesapeake Energy
 01-15-16                               6.63            7,365,000           5,818,350
 01-15-16                               6.88            6,480,000           5,184,000
EnCana Holdings Finance
 05-01-14                               5.80           12,095,000(c)       11,330,753
EnCana
 Sr Unsecured
 11-01-11                               6.30           23,940,000(c)       23,498,787
 10-15-13                               4.75            8,410,000(c)        7,357,647
 08-15-37                               6.63            2,735,000(c)        2,202,520
Nexen
 Sr Unsecured
 11-20-13                               5.05            4,495,000(c)        4,148,911
 05-15-37                               6.40            8,115,000(c)        6,349,841
Quicksilver Resources
 08-01-15                               8.25            8,700,000           5,524,500
SandRidge Energy
 06-01-18                               8.00            8,305,000(d)        4,567,750
XTO Energy
 Sr Unsecured
 06-15-13                               4.63            7,275,000           6,606,660
 02-01-14                               4.90           34,665,000          31,071,639
 01-31-15                               5.00            9,840,000           8,810,864
 06-30-15                               5.30            9,630,000           8,772,323
                                                                      ---------------
Total                                                                     155,217,989
-------------------------------------------------------------------------------------


INTEGRATED ENERGY (1.0%)
BP Capital Markets
 11-07-13                               5.25           14,680,000(c)       15,447,583
Marathon Oil
 Sr Unsecured
 03-15-18                               5.90           16,135,000          13,289,445
Petro-Canada
 Sr Unsecured
 05-15-38                               6.80           16,230,000(c)       12,247,710
Suncor Energy
 Sr Unsecured
 06-01-39                               6.85            4,520,000(c)        3,602,508
TNK-BP Finance
 03-13-18                               7.88              705,000(c,d)        360,431
                                                                      ---------------
Total                                                                      44,947,677
-------------------------------------------------------------------------------------


LIFE INSURANCE (1.2%)
MetLife
 Sr Unsecured Series A
 08-15-18                               6.82            8,110,000           7,746,823
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                               5.13           22,167,000(d)       21,087,606
Pricoa Global Funding I
 Sr Secured
 10-18-12                               5.40           15,605,000(d)       13,744,713
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                               5.30            9,905,000           9,368,704
                                                                      ---------------
Total                                                                      51,947,846
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
190  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)


MEDIA CABLE (1.4%)
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-12                               8.00%          $4,865,000(d)       $3,989,300
Comcast
 03-15-11                               5.50           19,739,000          19,544,971
 03-15-37                               6.45           18,905,000          18,812,687
 05-15-38                               6.40            9,415,000           9,266,409
CSC Holdings
 Sr Unsecured Series B
 07-15-09                               8.13            7,832,000           7,792,840
Videotron
 04-15-18                               9.13            2,215,000(c,d)      2,059,950
Virgin Media Finance
 04-15-14                               8.75            1,855,000(c)        1,391,250
                                                                      ---------------
Total                                                                      62,857,407
-------------------------------------------------------------------------------------


MEDIA NON CABLE (3.6%)
British Sky Broadcasting Group
 02-23-09                               6.88           20,982,000(c)       21,049,758
 02-15-18                               6.10           15,805,000(c,d)     12,977,470
DIRECTV Holdings LLC/Financing
 05-15-16                               7.63            4,830,000           4,685,100
EchoStar DBS
 10-01-13                               7.00            5,970,000           5,178,975
 10-01-14                               6.63            5,565,000           4,646,775
 02-01-16                               7.13            4,040,000           3,373,400
Lamar Media
 08-15-15                               6.63           11,375,000           8,218,438
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70           11,713,000           7,678,773
News America
 12-15-35                               6.40           10,720,000           9,908,046
 11-15-37                               6.65            5,650,000           5,592,150
Nielsen Finance LLC
 08-01-14                              10.00            4,140,000           3,312,000
Rainbow Natl Services LLC
 09-01-12                               8.75            2,685,000(d)        2,416,500
Reed Elsevier Capital
 08-01-11                               6.75            9,625,000           9,428,374
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13           26,896,000          19,136,343
Thomson Reuters
 08-15-09                               4.25            8,150,000(c)        8,056,373
 10-01-14                               5.70           22,090,000(c)       20,024,430
 07-15-18                               6.50           14,955,000(c)       13,599,225
                                                                      ---------------
Total                                                                     159,282,130
-------------------------------------------------------------------------------------


METALS (0.2%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38           13,235,000          10,852,700
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.3%)
Gaz Capital
 Secured
 11-22-16                               6.21            1,695,000(c,d)      1,093,275
Halliburton
 Sr Unsecured
 09-15-38                               6.70            9,315,000           9,981,530
KazMunaiGaz Finance
 07-02-18                               9.13              980,000(c,d)        641,729
                                                                      ---------------
Total                                                                      11,716,534
-------------------------------------------------------------------------------------


PACKAGING (0.3%)
Crown Americas LLC/Capital
 11-15-15                               7.75            6,480,000           6,447,600
Owens-Brockway Glass Container
 05-15-13                               8.25            6,445,000           6,348,325
Vitro
 02-01-17                               9.13            6,320,000(c)        1,896,000
                                                                      ---------------
Total                                                                      14,691,925
-------------------------------------------------------------------------------------


PAPER (0.1%)
Georgia-Pacific LLC
 01-15-17                               7.13            2,670,000(d)        2,242,800
NewPage
 Sr Secured
 05-01-12                              10.00            5,060,000           2,226,400
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                               8.00            1,370,000(b,v)        260,300
                                                                      ---------------
Total                                                                       4,729,500
-------------------------------------------------------------------------------------


RAILROADS (0.7%)
CSX
 Sr Unsecured
 03-15-12                               6.30            5,375,000           5,204,220
 03-15-13                               5.75           13,081,000          12,291,182
 04-01-15                               6.25           16,185,000          15,887,358
                                                                      ---------------
Total                                                                      33,382,760
-------------------------------------------------------------------------------------


REITS (0.1%)
Brandywine Operating Partnership LP
 05-01-17                               5.70            2,620,000           1,385,097
ERP Operating LP
 Sr Unsecured
 06-15-17                               5.75            5,415,000           3,882,649
Simon Property Group LP
 Sr Unsecured
 12-01-16                               5.25            1,185,000             757,195
                                                                      ---------------
Total                                                                       6,024,941
-------------------------------------------------------------------------------------


RETAILERS (0.5%)
Home Depot
 Sr Unsecured
 03-01-11                               5.20            2,565,000           2,494,101
Macys Retail Holdings
 07-15-09                               4.80           21,236,000          20,128,266
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00            1,195,000(j)          525,800
                                                                      ---------------
Total                                                                      23,148,167
-------------------------------------------------------------------------------------


SUPERMARKETS (0.1%)
Kroger
 04-15-12                               6.75            5,105,000           5,235,361
-------------------------------------------------------------------------------------


TECHNOLOGY (0.1%)
Communications & Power Inds
 02-01-12                               8.00              140,000             118,475
SunGard Data Systems
 08-15-13                               9.13            4,469,000           3,865,685
                                                                      ---------------
Total                                                                       3,984,160
-------------------------------------------------------------------------------------


TOBACCO (0.3%)
Philip Morris Intl
 Sr Unsecured
 03-17-14                               6.88            5,675,000           5,963,789
 05-16-18                               5.65            6,820,000           6,760,891
                                                                      ---------------
Total                                                                      12,724,680
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (0.5%)
Erac USA Finance
 10-15-17                               6.38           31,530,000(d)       18,405,226
Hertz
 01-01-14                               8.88            5,759,000           3,541,785
                                                                      ---------------
Total                                                                      21,947,011
-------------------------------------------------------------------------------------


TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                              10.25       20,345,000,000(c)        1,452,784
-------------------------------------------------------------------------------------


WIRELESS (0.7%)
Centennial Communications
 Sr Nts
 01-01-13                               9.63            8,225,000(i)        7,978,250
Nextel Communications
 Series D
 08-01-15                               7.38            6,190,000           2,599,800
Nextel Communications
 Series E
 10-31-13                               6.88              420,000             178,500
Rogers Communications
 08-15-18                               6.80           12,450,000(c)       12,605,625
Sprint Capital
 01-30-11                               7.63            9,329,000           7,789,715
US Cellular
 Sr Unsecured
 12-15-33                               6.70            1,410,000           1,016,186
                                                                      ---------------
Total                                                                      32,168,076
-------------------------------------------------------------------------------------


WIRELINES (5.9%)
AT&T
 Sr Unsecured
 03-15-11                               6.25           14,743,000          15,074,614
 01-15-38                               6.30           22,555,000          24,735,469
 05-15-38                               6.40           11,475,000          12,664,194
Frontier Communications
 Sr Unsecured
 03-15-19                               7.13            2,475,000           1,658,250


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  191

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Qwest
 Sr Unsecured
 10-01-14                               7.50%         $10,255,000          $8,511,650
 06-15-15                               7.63            2,970,000           2,435,400
Telecom Italia Capital
 11-15-13                               5.25           44,982,000(c)       34,298,775
Telefonica Europe
 09-15-10                               7.75           22,715,000(c)       23,063,948
TELUS
 Sr Unsecured
 06-01-11                               8.00           60,716,000(c)       60,387,405
Verizon Communications
 04-15-38                               6.90            6,055,000           6,920,873
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88           50,030,000          49,777,399
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                               5.65           14,303,000          13,793,868
Windstream
 08-01-16                               8.63            7,628,000           6,750,780
 03-15-19                               7.00            3,560,000           2,741,200
                                                                      ---------------
Total                                                                     262,813,825
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $5,307,319,820)                                                 $4,974,044,573
-------------------------------------------------------------------------------------



MUNICIPAL BONDS (0.2%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE                                RATE              AMOUNT                VALUE(a)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                               6.71%         $13,310,000          $7,204,703
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $13,213,092)                                                        $7,204,703
-------------------------------------------------------------------------------------



SENIOR LOANS (1.9%)(p)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (0.1%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 TBD                                     TBD           $5,626,000(e,r)     $2,306,660
Hexion Specialty Chemicals
 Tranche C Term Loan
 TBD                                     TBD            1,221,000(e,r)        500,610
                                                                      ---------------
Total                                                                       2,807,270
-------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (--%)
Manitowoc
 Tranche B Term Loan
 08-25-14                               6.50%           2,225,000           1,564,175
-------------------------------------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.2%)
West Corp
 Tranche B2 Term Loan
 TBD                                     TBD              630,000(e,r)        386,662
 10-24-13                          2.84-4.27           11,371,256           6,979,109
                                                                      ---------------
Total                                                                       7,365,771
-------------------------------------------------------------------------------------


ELECTRIC (0.3%)
Energy Future Holdings
 Tranche B3 Term Loan
 TBD                                     TBD            4,698,359(e,r)      3,255,963
 10-10-14                          3.96-5.37           12,050,000           8,350,650
                                                                      ---------------
Total                                                                      11,606,613
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (0.1%)
Pinnacle Foods Finance LLC
 Term Loan
 04-02-14                          4.66-6.80            8,585,000           5,854,970
-------------------------------------------------------------------------------------


HEALTH CARE (0.2%)
Community Health Systems
 Delayed Draw Term Loan
 TBD                                     TBD              202,315(e,q,r)      157,502
 07-25-14                               3.40              101,157              78,751
Community Health Systems
 Term Loan
 07-25-14                          4.44-4.45            5,933,748           4,619,423
HCA
 Tranche B Term Loan
 11-18-13                               3.71            7,124,361           5,558,995
                                                                      ---------------
Total                                                                      10,414,671
-------------------------------------------------------------------------------------


MEDIA CABLE (0.1%)
Charter Communications LLC
 Term Loan
 03-06-14                          4.16-5.47            8,183,285           5,976,089
-------------------------------------------------------------------------------------


MEDIA NON CABLE (0.2%)
Idearc
 Tranche B Term Loan
 11-17-14                          2.47-3.46            3,543,306           1,075,641
Nielsen Finance LLC
 Term Loan
 08-09-13                          3.83-4.39            8,468,533(c)        5,688,060
                                                                      ---------------
Total                                                                       6,763,701
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.1%)
Dresser
 Tranche B Term Loan
 05-04-14                          2.71-4.49           10,426,176           6,498,948
-------------------------------------------------------------------------------------


PAPER (0.2%)
Georgia-Pacific LLC
 Tranche B Term Loan
 TBD                                     TBD            7,527,059(e,r)      6,153,371
 12-20-12                          2.58-4.19            2,877,250           2,352,152
NewPage
 Term Loan
 12-22-14                               5.31            1,682,024           1,068,085
                                                                      ---------------
Total                                                                       9,573,608
-------------------------------------------------------------------------------------


RETAILERS (0.1%)
Neiman Marcus Group
 Term Loan
 TBD                                     TBD            1,450,000(e,r)        919,300
 04-06-13                               4.19            4,720,000           2,992,480
                                                                      ---------------
Total                                                                       3,911,780
-------------------------------------------------------------------------------------


TECHNOLOGY (0.1%)
SunGard Data Systems
 Term Loan
 TBD                                     TBD            3,069,186(e,r)      2,054,176
 02-28-14                          3.58-4.14            4,440,000           2,971,647
                                                                      ---------------
Total                                                                       5,025,823
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (--%)
Hertz
 Letter of Credit
 TBD                                     TBD              524,948(e,r)        317,068
Hertz
 Tranche B Term Loan
 TBD                                     TBD            2,940,053(e,r)      1,775,792
                                                                      ---------------
Total                                                                       2,092,860
-------------------------------------------------------------------------------------


WIRELESS (0.2%)
Alltel Communications
 Tranche B2 Term Loan
 TBD                                     TBD            5,480,000(e,r)      5,389,580
 05-15-15                               4.37            2,185,000           2,148,948
                                                                      ---------------
Total                                                                       7,538,528
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $100,485,768)                                                      $86,994,807
-------------------------------------------------------------------------------------





COMMON STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)
PAPER & FOREST PRODUCTS
Crown Paper Escrow                                    3,450,000(b,l)               $3
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $--)                                                                        $3
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%             113,444,798(w)       $113,444,798
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $113,444,798)                                                     $113,444,798
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $5,534,463,478)(x)                                              $5,181,688,884
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
192  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund


INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                       NUMBER OF                                   UNREALIZED
                                                       CONTRACTS       NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                 LONG (SHORT)    MARKET VALUE      DATE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                   (977)     $(134,871,802)  March 2009    $(13,534,694)
U.S. Treasury Note, 2-year                                 915        199,527,187   April 2009       2,656,802
U.S. Treasury Note, 5-year                              (3,357)      (399,666,594)  April 2009     (10,111,228)
U.S. Treasury Note, 10-year                             (3,356)      (422,017,000)  March 2009     (25,675,837)
---------------------------------------------------------------------------------------------------------------
Total                                                                                             $(46,664,957)
---------------------------------------------------------------------------------------------------------------




CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                   REFERENCED            BUY/SELL     PAY/RECEIVE      EXPIRATION       NOTIONAL      UNREALIZED
COUNTERPARTY                         ENTITY             PROTECTION     FIXED RATE         DATE           AMOUNT      APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              Home Depot                       Buy            .50%      March 20, 2011    $2,390,000       $100,949
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              ConAgra Foods                    Buy            .18       Sept. 20, 2011     4,725,000         58,505
---------------------------------------------------------------------------------------------------------------------------------
Citibank                   Reed Elsevier Capital            Buy            .26       Sept. 20, 2011     2,430,000        183,439
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              FirstEnergy                      Buy            .60        Dec. 20, 2011     2,785,000         44,617
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank        Kroger                           Buy            .36       March 20, 2012     5,105,000         82,271
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank        Cardinal Health                  Buy           .225        June 20, 2012     4,810,000         73,175
---------------------------------------------------------------------------------------------------------------------------------
Citibank                   Clorox                           Buy            .31        Dec. 20, 2012     3,800,000         89,006
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank        NiSource Finance                 Buy            .55        Dec. 20, 2012     4,740,000        802,634
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                 $1,434,596
---------------------------------------------------------------------------------------------------------------------------------




FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                    CURRENCY TO            CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE                                      BE DELIVERED            BE RECEIVED      APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                              16,283,000           12,947,715           $--       $(448,199)
                                                     Canadian Dollar          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                               9,510,000           12,594,224            --        (683,774)
                                              European Monetary Unit          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                               6,097,000            8,677,311       164,593              --
                                              European Monetary Unit          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                             803,529,000            8,909,870        49,577              --
                                                        Japanese Yen          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                               8,773,742           12,841,000       356,896              --
                                                         U.S. Dollar    Australian Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                              13,342,089            8,997,000            --        (219,486)
                                                         U.S. Dollar        British Pound
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                                 211,072              145,000           418              --
                                                         U.S. Dollar        British Pound
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                              20,689,095           38,260,000     1,760,850              --
                                                         U.S. Dollar   New Zealand Dollar
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                        $2,332,334     $(1,351,459)
-----------------------------------------------------------------------------------------------------------------------






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  193

RiverSource VP - Diversified Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 8.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $224,030,137 or 5.0% of net assets.

(e) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $757,803,687. See Note 1 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     --------------------------------------------------------------------------
     Banc of America Funding*
       Collateralized Mtge Obligation
         7.25% 2046                       11-14-06 thru 07-18-08       $380,552
     Crown Paper Escrow                          04-16-07                    --
     United Artists Theatre Circuit
       Pass-Through Ctfs
         9.30% 2015                              12-08-95             1,932,283


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.

(n) On Dec. 17, 2007, Renaissance Home Equity Loan Trust Series 2007-2 filed a Chapter 11 bankruptcy petition.

(o) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FSA    --   Financial Security Assurance
     MBIA   --   MBIA Insurance Corporation


(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Community Health Systems
       Delayed Draw                                                              $202,315


(r) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(s) At Dec. 31, 2008, investments in securities included securities valued at $17,747,276 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
194  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

(t) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(u)  Negligible market value.

(v) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(w) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(x) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $5,586,053,793 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                   $166,265,674
     Unrealized depreciation                                                   (570,630,583)
     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $(404,364,909)
     --------------------------------------------------------------------------------------



The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  195

RiverSource VP - Diversified Bond Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER         LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT    SIGNIFICANT
                                                    MARKETS FOR      OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS      INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                          $608,188,780    $4,502,206,722   $71,293,382  $5,181,688,884
Other financial instruments*                        (46,664,957)        2,415,471            --     (44,249,486)

---------------------------------------------------------------------------------------------------------------
Total                                              $561,523,823    $4,504,622,193   $71,293,382  $5,137,439,398
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

  The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                         $143,230,742      $(812,238)
  Accrued discounts/premiums                                          (1,935,797)            --
  Realized gain (loss)                                                (9,456,471)             *
  Change in unrealized appreciation (depreciation)                   (60,506,411)       812,238
  Net purchases (sales)                                              (40,496,948)            --
  Transfers in and/or out of Level 3                                  40,458,267             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $71,293,382            $--
--------------------------------------------------------------------------------------------------




* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(921,808).


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
196  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Equity Income Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (95.3%)
ISSUER                 SHARES           VALUE(a)
AEROSPACE & DEFENSE (2.1%)
Boeing                 437,792       $18,680,585
Goodrich               385,719        14,279,317
Honeywell Intl         767,162        25,185,928
                                 ---------------
Total                                 58,145,830
------------------------------------------------


AIR FREIGHT & LOGISTICS (1.2%)
United Parcel
 Service Cl B          604,544        33,346,647
------------------------------------------------


AIRLINES (1.9%)
AMR                    924,601(b)      9,865,493
Continental
 Airlines Cl B         373,257(b)      6,741,021
Delta Air Lines      1,765,327(b)     20,230,648
UAL                    562,401         6,197,659
US Airways Group     1,345,832(b)     10,403,281
                                 ---------------
Total                                 53,438,102
------------------------------------------------


CHEMICALS (3.3%)
Air Products &
 Chemicals             210,009        10,557,152
Dow Chemical         2,204,705        33,268,998
EI du Pont de
 Nemours & Co        1,893,088        47,895,127
                                 ---------------
Total                                 91,721,277
------------------------------------------------


COMMERCIAL BANKS (0.5%)
US Bancorp             440,397        11,014,328
Wells Fargo & Co        98,574         2,905,962
                                 ---------------
Total                                 13,920,290
------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Management       518,711        17,190,083
------------------------------------------------


COMMUNICATIONS EQUIPMENT (0.2%)
Telefonaktiebolaget
 LM Ericsson ADR       683,328(c)      5,336,792
------------------------------------------------


COMPUTERS & PERIPHERALS (3.1%)
Hewlett-Packard      1,279,415        46,429,971
IBM                    483,128        40,660,052
                                 ---------------
Total                                 87,090,023
------------------------------------------------


CONSTRUCTION & ENGINEERING (0.5%)
Fluor                  235,403        10,562,532
Insituform
 Technologies Cl A     182,611(b)      3,595,611
                                 ---------------
Total                                 14,158,143
------------------------------------------------


CONSTRUCTION MATERIALS (0.4%)
CEMEX ADR            1,259,943(b,c)   11,515,879
------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (3.8%)
Bank of America      2,540,828        35,774,858
CIT Group            4,502,187        20,439,929
Citigroup            1,691,837        11,352,226
JPMorgan Chase & Co  1,226,096        38,658,807
                                 ---------------
Total                                106,225,820
------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (5.6%)
AT&T                 2,218,861        63,237,538
BT Group             2,469,208(c)      5,037,845
Deutsche Telekom
 ADR                 2,178,244(c)     33,327,132
FairPoint
 Communications         17,613            57,771
Telefonos de Mexico
 ADR Series L          664,802(c)     13,920,954
Telmex
 Internacional ADR     664,802(c)      7,552,151
Verizon
 Communications        957,425        32,456,708
                                 ---------------
Total                                155,590,099
------------------------------------------------


ELECTRICAL EQUIPMENT (0.7%)
ABB ADR              1,060,157(c)     15,912,956
Hubbell Cl B           143,219         4,680,397
                                 ---------------
Total                                 20,593,353
------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
  (0.1%)
Tyco Electronics       164,043(c)      2,659,137
------------------------------------------------


ENERGY EQUIPMENT & SERVICES (5.0%)
Baker Hughes           696,604        22,340,090
BJ Services          1,063,345        12,409,236
Halliburton          2,037,276        37,037,677
Schlumberger           626,145        26,504,718
Tenaris ADR            455,667(c)      9,559,894
Transocean             632,339(b)     29,878,018
                                 ---------------
Total                                137,729,633
------------------------------------------------


FOOD & STAPLES RETAILING (3.0%)
Wal-Mart Stores      1,455,142        81,575,261
------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (0.5%)
Humana                 358,377(b)     13,360,295
------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.9%)
Carnival Unit        1,540,076        37,454,649
Royal Caribbean
 Cruises             1,072,871        14,751,976
                                 ---------------
Total                                 52,206,625
------------------------------------------------


HOUSEHOLD DURABLES (2.2%)
Centex                 288,529         3,069,949
DR Horton              413,877         2,926,110
KB Home                238,127         3,243,290
Pulte Homes            336,775         3,680,951
Stanley Works          925,438        31,557,436
Whirlpool              426,727        17,645,161
                                 ---------------
Total                                 62,122,897
------------------------------------------------


INDUSTRIAL CONGLOMERATES (1.8%)
3M                     544,188        31,312,578
McDermott Intl         601,833(b)      5,946,110
Tyco Intl              632,157(c)     13,654,591
                                 ---------------
Total                                 50,913,279
------------------------------------------------


INSURANCE (14.1%)
ACE                  1,369,824(c)     72,491,087
Allstate               703,550        23,048,298
Aon                    658,891        30,098,141
Axis Capital
 Holdings              556,715(c)     16,211,541
Endurance Specialty
 Holdings              709,878(c)     21,672,575
Everest Re Group       103,377(c)      7,871,125
Lincoln Natl           423,885         7,985,993
Loews                  835,535        23,603,864
Marsh & McLennan
 Companies           2,501,308        60,706,745
Montpelier Re
 Holdings            1,076,909(c)     18,081,302
PartnerRe              186,436(c)     13,287,294
RenaissanceRe
 Holdings              400,963(c)     20,673,652
Travelers Companies  1,196,020        54,060,104
XL Capital Cl A      4,636,291(c)     17,154,277
                                 ---------------
Total                                386,945,998
------------------------------------------------


IT SERVICES (0.3%)
Computer Sciences      216,167(b)      7,596,108
------------------------------------------------


MACHINERY (9.5%)
Caterpillar          2,089,949        93,358,022
Deere & Co             722,385        27,681,793
Eaton                  896,031        44,541,701
Illinois Tool Works  1,134,118        39,750,836
Ingersoll-Rand Cl A  1,430,834(c)     24,824,970
Parker Hannifin        767,520        32,650,301
                                 ---------------
Total                                262,807,623
------------------------------------------------


MEDIA (0.5%)
CBS Cl B             1,627,820        13,331,846
------------------------------------------------


METALS & MINING (0.4%)
Alcoa                1,064,150        11,982,329
------------------------------------------------


MULTILINE RETAIL (0.1%)
Macy's                 355,075         3,675,026
------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  197

RiverSource VP - Diversified Equity Income Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES           VALUE(a)


OIL, GAS & CONSUMABLE FUELS (12.8%)
Anadarko Petroleum     310,797       $11,981,224
Apache                 239,110        17,820,868
BP ADR               1,185,982(c)     55,432,799
Chevron              1,077,119        79,674,492
ConocoPhillips       1,024,966        53,093,239
Devon Energy           122,942         8,078,519
EnCana                 246,095(c)     11,438,496
Exxon Mobil            393,930        31,447,432
Marathon Oil         1,157,128        31,659,022
Petroleo Brasileiro
 ADR                   797,781(c)     19,537,657
Pioneer Natural
 Resources             309,666         5,010,396
Spectra Energy         364,682         5,740,095
Total ADR              353,000(c)     19,520,900
                                 ---------------
Total                                350,435,139
------------------------------------------------


PAPER & FOREST PRODUCTS (1.9%)
Intl Paper           2,193,390        25,882,002
Weyerhaeuser           834,651        25,548,667
                                 ---------------
Total                                 51,430,669
------------------------------------------------


PHARMACEUTICALS (6.7%)
Abbott Laboratories    257,986        13,768,713
Bristol-Myers
 Squibb              1,978,679        46,004,286
Johnson & Johnson      443,514        26,535,443
Merck & Co           1,101,805        33,494,872
Pfizer               1,532,509        27,140,734
Schering-Plough      1,187,697        20,226,480
Wyeth                  489,429        18,358,482
                                 ---------------
Total                                185,529,010
------------------------------------------------


ROAD & RAIL (1.3%)
Burlington Northern
 Santa Fe              250,019        18,928,939
Union Pacific          349,834        16,722,065
                                 ---------------
Total                                 35,651,004
------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Intel                5,102,190        74,798,105
STMicroelectronics   1,815,811(c)     12,075,143
Taiwan
 Semiconductor Mfg
 ADR                 3,526,082(c)     27,856,048
                                 ---------------
Total                                114,729,296
------------------------------------------------


SOFTWARE (0.7%)
Microsoft              997,153        19,384,654
------------------------------------------------


SPECIALTY RETAIL (1.2%)
Home Depot           1,457,068        33,541,705
------------------------------------------------


TOBACCO (3.3%)
Lorillard            1,251,291        70,510,248
Philip Morris Intl     470,438        20,468,757
                                 ---------------
Total                                 90,979,005
------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,733,222,124             $2,636,858,877
------------------------------------------------



PREFERRED STOCKS (0.3%)
ISSUER                 SHARES           VALUE(a)
PHARMACEUTICALS
Schering-Plough
 6.00% Cv               40,000        $6,962,500
------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $10,000,000)                   $6,962,500
------------------------------------------------






BONDS (0.3%)
                   COUPON    PRINCIPAL
ISSUER              RATE      AMOUNT        VALUE(a)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25           3.50%   $11,148,000   $9,250,298
----------------------------------------------------
TOTAL BONDS
(Cost: $11,148,000)                       $9,250,298
----------------------------------------------------





MONEY MARKET FUND (3.9%)
                      SHARES         VALUE(a)
RiverSource
 Short-Term Cash
 Fund, 0.48%       107,177,363(d)$107,177,363
---------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $107,177,363)             $107,177,363
---------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,861,547,487          $2,760,249,038
---------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 17.2% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
198  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        -----------------------------------------------------------------------
                                             LEVEL 1            LEVEL 2
                                          QUOTED PRICES          OTHER            LEVEL 3
                                            IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS           INPUTS              TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                $2,738,998,395       $21,250,643           $--          $2,760,249,038






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  199

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Bond Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (95.1%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ARGENTINA (--%)
Republic of Argentina
 09-12-13                               7.00%          $1,752,000            $560,640
Republic of Argentina
 Sr Unsecured
 12-15-35                               0.00            4,700,000(j)          117,500
                                                                      ---------------
Total                                                                         678,140
-------------------------------------------------------------------------------------


AUSTRALIA (1.7%)
Commonwealth Bank of Australia
 (European Monetary Unit) Sr Unsub
 11-12-09                               3.38            1,555,000           2,132,278
New South Wales Treasury
 (Australian Dollar)
 05-01-12                               6.00           17,430,000          12,925,437
Queensland Treasury
 (Australian Dollar)
 07-14-09                               6.00           12,400,000           8,932,328
Telstra
 Sr Unsecured
 04-01-12                               6.38            1,050,000           1,028,570
                                                                      ---------------
Total                                                                      25,018,613
-------------------------------------------------------------------------------------


AUSTRIA (1.5%)
Republic of Austria
 (European Monetary Unit)
 07-15-14                               4.30           15,125,000          22,204,359
-------------------------------------------------------------------------------------


BELGIUM (1.7%)
Fortis Bank
 (European Monetary Unit) Sr Unsecured
 05-30-14                               4.50              910,000           1,227,098
Kingdom of Belgium
 (European Monetary Unit)
 03-28-10                               3.00            9,140,000          12,874,268
 09-28-12                               5.00            6,635,000           9,847,200
                                                                      ---------------
Total                                                                      23,948,566
-------------------------------------------------------------------------------------


BRAZIL (0.7%)
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                               6.37            1,165,000(d)        1,106,750
Federative Republic of Brazil
 01-15-18                               8.00            1,655,000           1,853,600
Federative Republic of Brazil
 (Brazilian Real)
 01-05-16                              12.50            2,400,000           1,089,494
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                               6.00              593,000             612,273
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 07-01-10                              10.00            1,231,400          $5,222,598
                                                                      ---------------
Total                                                                       9,884,715
-------------------------------------------------------------------------------------


CANADA (4.4%)
Canadian Natl Railway
 Sr Unsecured
 05-15-18                               5.55              770,000             768,829
Canadian Natural Resources
 Sr Unsecured
 02-01-39                               6.75              690,000             574,177
Canadian Pacific Railway
 (Canadian Dollar)
 06-15-10                               4.90              395,000(d)          321,372
EnCana
 Sr Unsecured
 11-01-11                               6.30            3,330,000           3,268,628
Govt of Canada
 (Canadian Dollar)
 06-01-18                               4.25            4,800,000           4,456,804
Molson Coors Capital Finance
 09-22-10                               4.85            2,300,000           2,266,381
Nexen
 Sr Unsecured
 05-15-37                               6.40            4,585,000           3,587,680
Petro-Canada
 Sr Unsecured
 05-15-38                               6.80            6,058,000           4,571,573
Province of British Columbia
 (Canadian Dollar)
 06-18-14                               5.30            5,890,000           5,351,061
Province of Ontario
 (Canadian Dollar)
 03-08-14                               5.00           12,085,000          10,818,729
Province of Quebec
 (Canadian Dollar)
 12-01-17                               4.50            3,700,000           3,105,638
Rogers Communications
 08-15-18                               6.80            3,455,000           3,498,188
Royal Bank of Canada
 (European Monetary Unit) Sr Unsecured
 01-18-13                               3.25            1,235,000           1,591,062
TELUS
 Sr Unsecured
 06-01-11                               8.00           13,335,000          13,262,831
Thomson Reuters
 10-01-14                               5.70            4,775,000           4,328,504
Toronto-Dominion Bank
 (European Monetary Unit) Sr Unsecured
 05-14-15                               5.38            1,100,000           1,476,578
Videotron
 04-15-18                               9.13              245,000(d)          227,850
                                                                      ---------------
Total                                                                      63,475,885
-------------------------------------------------------------------------------------


COLOMBIA (0.1%)
Republic of Colombia
 01-27-17                               7.38              570,000             588,525
 09-18-37                               7.38            1,350,000           1,323,000
                                                                      ---------------
Total                                                                       1,911,525
-------------------------------------------------------------------------------------


CZECH REPUBLIC (0.5%)
Czech Republic
 (Czech Koruna)
 10-18-10                               2.55           62,640,000           3,204,876
 06-16-13                               3.70           67,260,000           3,468,894
                                                                      ---------------
Total                                                                       6,673,770
-------------------------------------------------------------------------------------


DENMARK (0.6%)
Danske Bank
 (European Monetary Unit)
 03-16-10                               3.33            1,450,000(h)        2,016,623
Nykredit Realkredit
 (Danish Krone)
 04-01-28                               5.00           37,278,675           6,952,705
                                                                      ---------------
Total                                                                       8,969,328
-------------------------------------------------------------------------------------


FRANCE (4.5%)
BNP Paribas
 (European Monetary Unit) Sr Sub Nts
 12-17-12                               5.25            1,065,000           1,508,270
Compagnie de Financement Foncier
 (European Monetary Unit)
 01-29-09                               2.38            3,500,000           4,881,779
Credit Agricole
 (European Monetary Unit) Sr Unsecured
 06-24-13                               6.00            1,050,000           1,535,873
Electricite de France
 (European Monetary Unit) Sr Unsecured
 02-05-18                               5.00            1,450,000           1,980,548
France Telecom
 (European Monetary Unit) Sr Unsecured
 02-21-17                               4.75            3,435,000           4,428,034
Govt of France
 (European Monetary Unit)
 04-25-12                               5.00           10,210,000          15,351,624
 04-25-13                               4.00           19,635,000          28,842,568
 10-25-16                               5.00            3,570,000           5,591,514
Veolia Environnement
 (European Monetary Unit)
 01-16-17                               4.38              550,000             651,614
                                                                      ---------------
Total                                                                      64,771,824
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
200  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)


GERMANY (8.9%)
Bayerische Landesbank
 (Japanese Yen) Sr Nts
 04-22-13                               1.40%         576,000,000          $6,115,362
Bundesobligation
 (European Monetary Unit)
 04-13-12                               4.00            8,500,000          12,536,758
Bundesrepublik Deutschland
 (European Monetary Unit)
 07-04-10                               5.25           14,390,000          21,041,953
 07-04-27                               6.50           15,940,000          30,288,710
 07-04-28                               4.75            6,610,000          10,491,875
 07-04-34                               4.75           14,425,000          23,253,322
Corealcredit Bank
 (European Monetary Unit) Series 501
 09-02-09                               5.00            2,590,000(d)        3,661,842
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
 01-15-10                               5.50            4,460,000           6,280,996
KfW
 (British Pound)
 12-07-15                               5.50            4,860,000           7,907,182
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
 07-05-10                               5.75            4,210,000(d)        6,126,420
                                                                      ---------------
Total                                                                     127,704,420
-------------------------------------------------------------------------------------


GREECE (0.8%)
Hellenic Republic
 (European Monetary Unit) Sr Unsub
 10-22-22                               5.90            7,975,000          11,544,718
-------------------------------------------------------------------------------------


INDONESIA (0.4%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                              10.25       53,607,000,000           3,827,937
Republic of Indonesia
 Sr Unsecured
 01-17-18                               6.88            1,800,000(d)        1,458,000
 10-12-35                               8.50              360,000(d)          306,000
 01-17-38                               7.75              297,000(d)          246,510
                                                                      ---------------
Total                                                                       5,838,447
-------------------------------------------------------------------------------------


ITALY (3.5%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 01-15-10                               3.00           11,180,000          15,732,877
 08-01-15                               3.75            4,310,000           5,982,791
 02-01-19                               4.25            4,080,000           5,671,841
 11-01-26                               7.25            6,475,191          11,359,960
 11-01-27                               6.50            2,400,000           3,895,344
Telecom Italia Capital
 11-15-13                               5.25           11,030,000           8,410,375
                                                                      ---------------
Total                                                                      51,053,188
-------------------------------------------------------------------------------------


JAPAN (12.8%)
Development Bank of Japan
 (Japanese Yen)
 06-20-12                               1.40        1,192,000,000          13,512,081
Govt of Japan CPI Linked
 (Japanese Yen)
 12-10-17                               1.20        1,263,192,000(g)       12,063,236
 03-10-18                               1.40        1,476,248,000(g)       14,260,905
Govt of Japan
 (Japanese Yen)
 09-20-10                               0.80        1,228,800,000          13,653,812
 06-20-12                               1.40        1,565,600,000          17,764,700
 12-20-12                               1.00        2,749,500,000          30,795,916
 12-20-14                               1.30          716,000,000           8,137,933
 09-20-17                               1.70        1,963,000,000          22,972,360
 12-20-22                               1.40        1,213,000,000          13,100,801
 12-20-26                               2.10        2,608,000,000          30,320,437
 12-20-34                               2.40          665,000,000           8,251,866
                                                                      ---------------
Total                                                                     184,834,047
-------------------------------------------------------------------------------------


JERSEY (0.2%)
ASIF III Jersey
 (Japanese Yen) Sr Secured
 07-15-09                               0.95          240,000,000           2,445,941
-------------------------------------------------------------------------------------


LUXEMBOURG (0.3%)
Gaz Capital
 Secured
 11-22-16                               6.21              300,000(d)          193,500
 08-16-37                               7.29              570,000(d)          330,600
Tyco Electronics Group
 01-15-14                               5.95            3,660,000           3,090,817
                                                                      ---------------
Total                                                                       3,614,917
-------------------------------------------------------------------------------------


MALAYSIA (0.2%)
Petronas Capital
 05-22-12                               7.00              315,000             327,029
 05-22-12                               7.00            1,895,000(d)        2,008,473
                                                                      ---------------
Total                                                                       2,335,502
-------------------------------------------------------------------------------------


MEXICO (1.2%)
Mexican Fixed Rate Bonds
 (Mexican Peso)
 12-20-12                               9.00           76,800,000           5,863,246
 12-17-15                               8.00          114,810,000           8,413,217
Pemex Project Funding Master Trust
 03-01-18                               5.75            2,213,000(d)        1,952,973
United Mexican States
 Sr Unsecured
 09-27-34                               6.75              315,000             332,325
Vitro
 02-01-17                               9.13            1,035,000             310,500
                                                                      ---------------
Total                                                                      16,872,261
-------------------------------------------------------------------------------------


NETHERLANDS (5.3%)
Allianz Finance II
 (European Monetary Unit)
 11-23-16                               4.00              750,000             975,158
BMW Finance
 (European Monetary Unit)
 01-22-14                               4.25            2,125,000           2,752,850
Deutsche Telekom Intl Finance
 (European Monetary Unit)
 01-19-15                               4.00            3,755,000           5,010,479
E.ON Intl Finance
 (European Monetary Unit)
 10-02-17                               5.50            1,040,000           1,489,861
Govt of Netherlands
 (European Monetary Unit)
 07-15-12                               5.00           11,990,000          17,999,113
 07-15-13                               4.25           17,541,000          25,861,180
 07-15-16                               4.00            6,155,000           9,054,024
ING Groep
 (European Monetary Unit) Sr Unsecured
 05-31-17                               4.75            2,125,000           2,720,992
Nederlandse Waterschapsbank
 (British Pound) Sr Unsub
 06-07-10                               5.38            2,150,000           3,272,305
Rabobank Nederland
 (European Monetary Unit) Sr Unsub
 04-04-12                               4.13            1,790,000           2,506,307
Telefonica Europe
 09-15-10                               7.75            4,020,000           4,081,755
                                                                      ---------------
Total                                                                      75,724,024
-------------------------------------------------------------------------------------


NEW ZEALAND (0.6%)
Govt of New Zealand
 (New Zealand Dollar)
 04-15-13                               6.50           14,180,000           9,040,126
-------------------------------------------------------------------------------------


NORWAY (0.8%)
Govt of Norway
 (Norwegian Krone)
 05-16-11                               6.00           70,970,000          11,008,606
-------------------------------------------------------------------------------------


PHILIPPINE ISLANDS (0.1%)
Republic of Philippines
 01-15-16                               8.00              150,000             154,500
 01-15-19                               9.88              250,000             275,000
 01-14-31                               7.75              960,000             969,600
                                                                      ---------------
Total                                                                       1,399,100
-------------------------------------------------------------------------------------


POLAND (1.3%)
Govt of Poland
 (Polish Zloty)
 03-24-10                               5.75           55,085,000          18,760,173
-------------------------------------------------------------------------------------


RUSSIA (--%)
Russian Federation
 03-31-30                               7.50              274,400(d)          239,414
-------------------------------------------------------------------------------------


SOUTH AFRICA (0.2%)
Republic of South Africa
 (South African Rand)
 08-31-10                              13.00           27,525,000           3,199,671
-------------------------------------------------------------------------------------


SOUTH KOREA (0.3%)
Korea Development Bank
 (Japanese Yen)
 06-28-10                               0.87          400,000,000           4,143,420
-------------------------------------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  201

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)


SPAIN (2.3%)
AyT Cedulas Cajas Global
 (European Monetary Unit)
 06-14-18                               4.25%           2,900,000          $3,626,387
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
 03-25-11                               3.50            5,800,000           7,986,145
Govt of Spain
 (European Monetary Unit)
 07-30-17                               5.50            8,350,000          13,147,981
Instituto de Credito Oficial
 (European Monetary Unit)
 06-30-09                               3.50            2,520,000           3,528,024
Santander Intl Debt
 (European Monetary Unit) Bank Guaranteed
 04-11-11                               5.13            2,400,000           3,371,725
Telefonica Emisiones SAU
 (European Monetary Unit)
 02-02-16                               4.38            1,050,000           1,354,676
                                                                      ---------------
Total                                                                      33,014,938
-------------------------------------------------------------------------------------


SUPRA-NATIONAL (0.6%)
European Investment Bank
 (British Pound) Sr Unsecured
 12-07-11                               5.50            5,310,000           8,327,896
-------------------------------------------------------------------------------------


SWEDEN (0.7%)
Govt of Sweden
 (Swedish Krona)
 01-28-09                               5.00           29,405,000           3,765,175
 03-15-11                               5.25           42,980,000           5,938,411
                                                                      ---------------
Total                                                                       9,703,586
-------------------------------------------------------------------------------------


TUNISIA (0.3%)
Banque Centrale de Tunisie
 (Japanese Yen)
 08-02-10                               3.30          360,000,000           3,983,436
-------------------------------------------------------------------------------------


TURKEY (0.1%)
Republic of Turkey
 04-03-18                               6.75              696,000             657,720
 03-17-36                               6.88            1,160,000             962,800
                                                                      ---------------
Total                                                                       1,620,520
-------------------------------------------------------------------------------------


UKRAINE (--%)
Govt of Ukraine
 Sr Unsecured
 11-14-17                               6.75              890,000(d)          325,771
-------------------------------------------------------------------------------------


UNITED KINGDOM (5.9%)
Abbey Natl Treasury Services
 (European Monetary Unit) Bank Guaranteed
 05-27-09                               4.06            1,850,000(h)        2,563,365
Bank of Scotland
 (European Monetary Unit)
 02-12-09                               3.50            3,400,000           4,739,157
BP Capital Markets
 11-07-13                               5.25            5,225,000           5,498,202
British Sky Broadcasting Group
 02-15-18                               6.10            6,490,000(d)        5,328,933
BT Group
 Sr Unsecured
 12-15-10                               8.63            1,190,000           1,224,152
SABMiller
 01-15-14                               5.70            2,610,000(d)        2,375,801
United Kingdom Treasury
 (British Pound)
 03-07-12                               5.00            7,650,000          12,087,105
 09-07-14                               5.00           15,955,000          25,977,558
 09-07-15                               4.75            2,940,000           4,751,161
 03-07-18                               5.00            5,210,000           8,796,500
 03-07-25                               5.00            6,565,000          10,836,637
                                                                      ---------------
Total                                                                      84,178,571
-------------------------------------------------------------------------------------


UNITED STATES (32.4%)
Airgas
 10-01-18                               7.13            1,170,000(d)          997,425
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                               5.49            2,475,000(p)        2,301,364
Anadarko Petroleum
 Sr Unsecured
 09-15-16                               5.95            2,030,000           1,793,117
AT&T
 Sr Unsecured
 01-15-38                               6.30            7,120,000           7,808,314
 05-15-38                               6.40            1,250,000           1,379,542
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
 01-15-49                               5.45            4,325,000(f)        2,864,872
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                               4.00              169,074(f)          152,378
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                               5.47            1,850,000(f)        1,272,634
Berkshire Hathaway Finance
 05-15-18                               5.40            1,745,000           1,793,778
Brandywine Operating Partnership LP
 05-01-17                               5.70              610,000             322,484
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
 11-20-14                               4.46            1,753,149(d,f)      1,750,842
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                               7.75            2,445,000           2,340,232
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-12                               8.00              760,000(d)          623,200
Chesapeake Energy
 01-15-16                               6.63              690,000             545,100
 01-15-16                               6.88              240,000             192,000
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
 05-15-43                               4.39              380,872(f)          371,718
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                               5.43            2,415,000(f)        1,892,964
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-7 Cl 2A3A
 09-25-35                               5.16            7,111,849(f,i)      4,590,232
Citigroup
 (European Monetary Unit) Sr Unsecured
 05-21-10                               3.88            1,225,000           1,620,448
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                               5.23            1,075,000(f)          857,322
Clorox
 Sr Unsecured
 10-15-12                               5.45            2,194,000           2,154,079
 03-01-13                               5.00            2,040,000           2,017,854
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80            3,051,000           2,628,412
Comcast
 03-15-11                               5.50            3,450,000           3,416,087
 03-15-16                               5.90            3,115,000           2,974,249
 03-15-37                               6.45            4,200,000           4,179,492
 05-15-38                               6.40            2,345,000           2,307,990
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                               2.20              450,000(d,f,h)      357,156
Communications & Power Inds
 02-01-12                               8.00               40,000              33,850
ConAgra Foods
 Sr Unsecured
 08-01-27                               6.70            2,515,000           2,521,076
Cott Beverages USA
 12-15-11                               8.00              790,000             481,900
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                               7.50              663,487(f)          422,784
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                               6.00            1,595,166(f)        1,242,469
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30            1,115,000             682,275
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                               5.72            2,250,000(f)        1,427,697
Crown Americas LLC/Capital
 11-15-15                               7.75              320,000             318,400
CS First Boston Mtge Securities
 Series 2002-CKS4 Cl A1
 11-15-36                               4.49            1,107,223(f)        1,050,350
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                               4.60              825,000(f)          682,055
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82              202,702(f)          187,008


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
202  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
 08-15-38                               4.77%            $904,393(f)         $884,324
CSC Holdings
 Sr Unsecured Series B
 07-15-09                               8.13            2,223,000           2,211,885
CSX
 Sr Unsecured
 03-15-13                               5.75            4,600,000           4,322,256
 04-01-15                               6.25            1,850,000           1,815,979
Detroit Edison
 10-01-13                               6.40            2,375,000           2,468,121
DIRECTV Holdings LLC/Financing
 05-15-16                               7.63            1,515,000           1,469,550
Dr Pepper Snapple Group
 05-01-18                               6.82            1,125,000(d)        1,109,646
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                               5.30            1,500,000           1,564,532
Duke Energy Carolinas LLC
 1st Refunding Mtge Series C
 11-15-18                               7.00            1,150,000           1,327,204
Duke Energy Indiana
 1st Mtge
 08-15-38                               6.35            1,770,000           1,888,365
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                               5.78            2,125,000(d,p)      1,576,538
EchoStar DBS
 10-01-13                               7.00               90,000              78,075
 10-01-14                               6.63            1,486,000           1,240,810
 02-01-16                               7.13              510,000             425,850
Edison Mission Energy
 Sr Unsecured
 06-15-13                               7.50              355,000             324,825
 06-15-16                               7.75              325,000             289,250
El Paso
 Sr Unsecured
 12-12-13                              12.00            1,305,000           1,295,213
 06-15-14                               6.88              410,000             330,999
Erac USA Finance
 10-15-17                               6.38            4,700,000(d)        2,743,563
ERP Operating LP
 Sr Unsecured
 06-15-17                               5.75              990,000             709,848
Exelon
 Sr Unsecured
 06-15-10                               4.45            2,350,000           2,268,636
Federal Home Loan Mtge Corp #1J1621
 05-01-37                               5.88            6,108,410(f,i)      6,254,572
Federal Home Loan Mtge Corp #A11799
 08-01-33                               6.50               93,879(f)           97,840
Federal Home Loan Mtge Corp #A15881
 11-01-33                               5.00              713,921(f)          733,013
Federal Home Loan Mtge Corp #C02873
 05-01-37                               6.50            3,263,881(f)        3,393,743
Federal Home Loan Mtge Corp #E01377
 05-01-18                               4.50              421,246(f)          435,380
Federal Home Loan Mtge Corp #E91326
 09-01-17                               6.50              111,104(f)          115,435
Federal Home Loan Mtge Corp #E99967
 10-01-18                               5.00              446,129(f)          461,124
Federal Home Loan Mtge Corp #G01535
 04-01-33                               6.00              684,112(f)          710,733
Federal Natl Mtge Assn
 10-15-14                               4.63           10,950,000          12,158,135
 11-15-30                               6.63            6,350,000           9,168,143
Federal Natl Mtge Assn #254632
 02-01-18                               5.50            1,110,208(f)        1,149,402
Federal Natl Mtge Assn #254686
 04-01-18                               5.50            1,248,303(f)        1,291,592
Federal Natl Mtge Assn #254722
 05-01-18                               5.50              650,771(f)          673,339
Federal Natl Mtge Assn #255079
 02-01-19                               5.00            3,937,498(f)        4,064,764
Federal Natl Mtge Assn #255377
 08-01-34                               7.00              318,309(f)          335,054
Federal Natl Mtge Assn #357705
 02-01-35                               5.50            6,251,256(f)        6,419,525
Federal Natl Mtge Assn #440730
 12-01-28                               6.00              503,005(f)          524,365
Federal Natl Mtge Assn #555417
 05-01-33                               6.00              895,799(f)          926,490
Federal Natl Mtge Assn #555528
 04-01-33                               6.00            1,533,418(f)        1,584,517
Federal Natl Mtge Assn #555531
 06-01-33                               5.50            2,175,330(f)        2,235,244
Federal Natl Mtge Assn #555734
 07-01-23                               5.00              465,745(f)          477,639
Federal Natl Mtge Assn #555740
 08-01-18                               4.50              216,826(f)          222,839
Federal Natl Mtge Assn #555851
 01-01-33                               6.50            3,313,701(f,q)      3,467,995
Federal Natl Mtge Assn #575487
 04-01-17                               6.50              242,463(f)          254,575
Federal Natl Mtge Assn #621581
 12-01-31                               6.50              264,139(f)          277,971
Federal Natl Mtge Assn #631315
 02-01-17                               5.50              141,352(f)          146,173
Federal Natl Mtge Assn #639965
 08-01-17                               6.00              467,804(f)          485,388
Federal Natl Mtge Assn #640996
 05-01-32                               7.50              214,539(f)          227,311
Federal Natl Mtge Assn #646147
 06-01-32                               7.00              149,810(f)          158,986
Federal Natl Mtge Assn #652284
 08-01-32                               6.50              158,133(f)          165,002
Federal Natl Mtge Assn #653145
 07-01-17                               6.00               86,334(f)           89,695
Federal Natl Mtge Assn #654121
 09-01-17                               6.00              377,689(f)          392,689
Federal Natl Mtge Assn #655589
 08-01-32                               6.50              699,364(f)          736,187
Federal Natl Mtge Assn #666424
 08-01-32                               6.50              155,343(f)          162,090
Federal Natl Mtge Assn #670461
 11-01-32                               7.50               88,728(f)           94,010
Federal Natl Mtge Assn #684595
 03-01-33                               6.00              689,654(f)          712,636
Federal Natl Mtge Assn #687583
 04-01-33                               6.00            1,650,839(f)        1,709,731
Federal Natl Mtge Assn #688034
 03-01-33                               5.50              218,560(f)          225,672
Federal Natl Mtge Assn #688691
 03-01-33                               5.50              352,529(f)          362,239
Federal Natl Mtge Assn #720786
 09-01-33                               5.50              926,762(f)          952,287
Federal Natl Mtge Assn #725162
 02-01-34                               6.00            1,574,259(f)        1,625,735
Federal Natl Mtge Assn #725232
 03-01-34                               5.00              726,597(f)          743,771
Federal Natl Mtge Assn #725424
 04-01-34                               5.50            4,282,329(f)        4,400,275
Federal Natl Mtge Assn #735029
 09-01-13                               5.32              495,574(f)          509,321
Federal Natl Mtge Assn #735883
 03-01-33                               6.00            4,560,093(f)        4,736,214
Federal Natl Mtge Assn #739474
 10-01-33                               5.50              450,135(f)          464,309
Federal Natl Mtge Assn #741850
 09-01-33                               5.50            1,292,518(f)        1,328,117
Federal Natl Mtge Assn #745257
 01-01-36                               6.00            1,692,252(f)        1,748,311
Federal Natl Mtge Assn #745275
 02-01-36                               5.00            4,755,828(f)        4,862,293
Federal Natl Mtge Assn #745283
 01-01-36                               5.50           12,665,622(f,q)     12,998,635
Federal Natl Mtge Assn #748110
 10-01-33                               6.50            1,495,712(f,q)      1,559,513
Federal Natl Mtge Assn #753507
 12-01-18                               5.00            1,318,933(f)        1,364,455
Federal Natl Mtge Assn #755498
 11-01-18                               5.50              886,567(f)          917,621
Federal Natl Mtge Assn #756236
 01-01-34                               6.00            5,517,674(f)        5,724,499
Federal Natl Mtge Assn #756799
 11-01-33                               6.50              343,077(f)          358,706
Federal Natl Mtge Assn #756844
 02-01-19                               5.00              352,643(f)          363,380
Federal Natl Mtge Assn #757299
 09-01-19                               4.50            2,426,983(f,q)      2,490,258
Federal Natl Mtge Assn #759336
 01-01-34                               6.00            3,328,516(f)        3,452,923
Federal Natl Mtge Assn #765946
 02-01-34                               5.50            6,257,525(f)        6,429,874
Federal Natl Mtge Assn #783646
 06-01-34                               5.50              576,896(f)          592,424
Federal Natl Mtge Assn #791393
 10-01-19                               5.50            1,496,454(f)        1,546,478
Federal Natl Mtge Assn #794298
 09-01-19                               5.50            1,285,462(f)        1,328,433
Federal Natl Mtge Assn #848482
 12-01-35                               6.00            5,827,370(f)        6,006,993


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  203

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #886292
 07-01-36                               7.00%          $3,325,339(f)       $3,516,742
Federal Natl Mtge Assn #948012
 11-01-37                               6.00           11,643,286(f,q)     11,999,703
FedEx
 04-01-09                               3.50            1,790,000           1,783,850
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38            1,015,000             832,300
Frontier Communications
 Sr Unsecured
 03-15-19                               7.13              770,000             515,900
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                               4.77              500,000(f)          408,032
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                               5.25            1,150,000(d,f)        985,406
General Electric Capital
 (New Zealand Dollar) Sr Unsecured
 02-04-10                               6.63            6,190,000           3,469,331
Genworth Financial Assurance Holdings
 (Japanese Yen) Sr Unsecured
 06-20-11                               1.60          403,000,000           1,953,330
Govt Natl Mtge Assn #604708
 10-15-33                               5.50              522,052(f)          539,547
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                             239.30              234,143(e,f)          4,470
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                               4.88              500,000(f)          469,122
GS Mtge Securities II
 Series 2006-GG6 Cl A4
 04-10-38                               5.55            4,000,000(f)        3,239,688
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                               2.73            2,400,000(d,f,h)    1,441,350
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                               5.80            1,475,000(f)          219,291
GSR Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-10F Cl 6A1
 09-25-34                               5.00            7,994,135(f)        6,562,689
Halliburton
 Sr Unsecured
 09-15-38                               6.70            1,210,000           1,296,581
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-1 Cl A4
 04-19-34                               4.79            4,331,628(f,i)      3,680,218
HCA
 Sr Secured Pay-in-kind
 11-15-16                               9.63               40,000(k)           31,200
Hertz
 01-01-14                               8.88              360,000             221,400
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05            1,665,000           1,411,029
INVISTA
 Sr Unsecured
 05-01-12                               9.25            1,752,000(d)        1,226,400
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                               4.13            2,818,963(f)        2,572,392
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                               3.97              152,757(f)          139,913
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                               4.77            1,625,000(f)        1,343,141
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                               4.48            4,865,517(f)        4,521,951
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                               5.00            5,000,000(f)        2,916,856
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                               5.48            1,100,000(f)          855,554
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                               5.49            1,375,000(f)        1,081,553
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP7 Cl ASB
 04-15-45                               6.07            2,800,000(f)        2,048,815
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                               5.79            3,150,000(f)        2,288,992
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                               6.20            1,700,000(d,f)        267,756
Lamar Media
 08-15-15                               6.63            1,400,000           1,011,500
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                               3.97              650,000(f)          555,068
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A1
 08-15-29                               3.88              530,266(f)          521,922
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                               5.86              925,000(f)          721,690
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                               5.37            1,900,000(f)        1,424,278
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                               5.42            1,425,000(f)        1,004,921
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                               5.61              511,618(f)          474,045
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88            2,530,000(b,r)        240,350
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70              845,000             553,963
Macys Retail Holdings
 07-15-09                               4.80            1,690,000           1,601,845
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                               5.63            3,550,000           2,480,837
Marathon Oil
 Sr Unsecured
 03-15-18                               5.90            4,550,000           3,747,566
McDonald's
 Sr Unsecured
 03-01-18                               5.35            1,285,000           1,334,839
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                               5.13            1,475,000(d)        1,403,177
MGM Mirage
 Sr Secured
 11-15-13                              13.00              750,000(d)          720,000
Mohegan Tribal Gaming Authority
 Sr Sub Nts
 04-01-12                               8.00               50,000              30,500
Moog
 Sr Sub Nts
 06-15-18                               7.25              400,000(d)          320,000
Morgan Guaranty Trust
 (European Monetary Unit) Sr Unsecured
 03-12-09                               4.38            3,048,000           4,246,469
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34              310,520(f)          303,250
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                               4.59              690,000(f)          588,475
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                               5.80              775,000(f)          610,514
NALCO
 11-15-11                               7.75              440,000             422,400
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                               5.88            3,400,000(e)          632,189
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                              50.00            2,000,000(e)          172,400
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00              145,000(k)           63,800
Nevada Power
 08-01-18                               6.50              850,000             824,849


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
204  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
NewPage
 Sr Secured
 05-01-12                              10.00%            $730,000            $321,200
News America
 12-15-35                               6.40            1,325,000           1,224,642
 11-15-37                               6.65            1,870,000           1,850,853
Nextel Communications
 Series D
 08-01-15                               7.38            1,965,000             825,300
Nextel Communications
 Series E
 10-31-13                               6.88              135,000              57,375
Norfolk Southern
 Sr Unsecured
 04-01-18                               5.75              350,000             340,567
Northwest Pipeline
 Sr Unsecured
 04-15-17                               5.95            3,125,000           2,763,438
NRG Energy
 02-01-16                               7.38            2,030,000           1,887,900
Omnicare
 12-15-13                               6.75              930,000             790,500
 12-15-15                               6.88              105,000              86,100
Owens-Brockway Glass Container
 05-15-13                               8.25            1,850,000           1,822,250
Pacific Gas & Electric
 Sr Unsecured
 10-15-18                               8.25            1,995,000           2,367,541
PacifiCorp
 1st Mtge
 09-15-13                               5.45              850,000             869,425
 07-15-38                               6.35            2,460,000           2,588,762
Potomac Electric Power
 1st Mtge
 12-15-38                               7.90            1,085,000           1,256,832
PPL Electric Utilities
 1st Mtge
 11-30-13                               7.13            3,275,000           3,465,091
Pricoa Global Funding I
 Sr Secured
 10-18-12                               5.40            2,400,000(d)        2,113,894
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                               5.30            2,710,000           2,563,269
Quicksilver Resources
 08-01-15                               8.25            1,665,000           1,057,275
Qwest
 Sr Unsecured
 10-01-14                               7.50              350,000             290,500
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                               5.57              600,472             575,770
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13            6,700,000           4,767,009
SandRidge Energy
 Sr Unsecured
 06-01-18                               8.00              730,000(d)          401,500
Sierra Pacific Power
 Series M
 05-15-16                               6.00            5,660,000           5,416,399
Southern California Edison
 1st Mtge
 03-15-14                               5.75              965,000           1,025,182
Southern California Gas
 1st Mtge
 03-15-14                               5.50            2,225,000           2,321,921
Southern Natural Gas
 Sr Unsecured
 04-01-17                               5.90            4,410,000(d)        3,494,740
Southern Star Central
 Sr Nts
 03-01-16                               6.75              150,000             124,500
Sprint Capital
 01-30-11                               7.63              695,000             580,325
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                               5.50            5,881,676(f)        4,695,002
Toyota Motor Credit
 (European Monetary Unit)
 02-12-10                               4.00              420,000             586,091
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                               6.40            6,765,000           6,175,598
U.S. Treasury
 12-15-10                               4.38              145,000             155,728
 11-30-13                               2.00              515,000             528,358
 11-15-18                               3.75           22,100,000          25,017,862
 02-15-38                               4.38            1,885,000           2,524,722
U.S. Treasury Inflation-Indexed Bond
 01-15-14                               2.00           22,933,709(g)       21,722,647
 01-15-15                               1.63            6,807,540(g)        6,310,873
U-Haul S Fleet LLC
 Series 2007-CP1 Cl CP (AMBAC)
 05-25-12                               5.40            3,000,000(d,p)      2,765,976
Verizon Communications
 04-15-38                               6.90            1,250,000           1,428,752
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88            5,740,000           5,711,019
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                               5.65            1,675,000           1,615,376
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                               5.08            1,064,000(d,f)        886,360
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
 11-15-35                               3.89              487,301(f)          485,819
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                               5.09              925,000(f)          772,716
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                               5.56            2,425,000(f)        1,872,831
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                               5.58            1,200,000(f)        1,005,296
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                               5.73            1,200,000(f)          997,859
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                               5.31              225,000(f)          168,613
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                               5.34              845,000(f)          397,643
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                               5.50            7,743,626(f)        5,832,826
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                               6.00            6,949,116(f)        4,631,205
Windstream
 08-01-16                               8.63              679,000             600,915
 03-15-19                               7.00               90,000              69,300
XTO Energy
 Sr Unsecured
 02-01-14                               4.90            4,720,000           4,230,727
 01-31-15                               5.00            1,480,000           1,325,211
 06-30-15                               5.30            3,025,000           2,755,585
                                                                      ---------------
Total                                                                     466,883,000
-------------------------------------------------------------------------------------


URUGUAY (0.1%)
Republic of Uruguay
 Pay-in-kind
 01-15-33                               7.88              198,000(k)          170,280
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63            1,700,000           1,428,000
                                                                      ---------------
Total                                                                       1,598,280
-------------------------------------------------------------------------------------


VENEZUELA (0.1%)
Petroleos de Venezuela
 04-12-17                               5.25            1,230,000             442,800
Republic of Venezuela
 02-26-16                               5.75              830,000             352,750
 05-07-23                               9.00            1,904,000             761,600
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              310,000             161,200
                                                                      ---------------
Total                                                                       1,718,350
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,391,612,113)                                                 $1,368,649,048
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  205

RiverSource VP - Global Bond Fund

MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE                                RATE              AMOUNT                VALUE(a)
UNITED STATES
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                               6.71%          $2,260,000          $1,223,338
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $2,232,660)                                                         $1,223,338
-------------------------------------------------------------------------------------



SENIOR LOANS (0.5%)(l)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
NETHERLANDS (0.1%)
Nielsen Finance LLC
 Term Loan
 08-09-13                          3.83-4.39%          $1,530,455(c)       $1,027,961
-------------------------------------------------------------------------------------


UNITED STATES (0.4%)
Alltel Communications
 Tranche B2 Term Loan
 05-15-15                               4.37              660,000             649,110
Charter Communications LLC
 Term Loan
 03-06-14                          4.16-5.47            2,186,655           1,596,870
Community Health Systems
 Delayed Draw Term Loan
 TBA                                     TBA               41,653(m,n,o)       32,427
 07-25-14                               3.40               20,826              16,213
Community Health Systems
 Term Loan
 07-25-14                          4.44-4.45            1,221,654             951,058
HCA
 Tranche B Term Loan
 11-18-13                               3.71            1,236,747             965,010
Idearc
 Tranche B Term Loan
 11-17-14                          2.47-3.46              948,105             287,816
Manitowoc
 Tranche B Term Loan
 08-25-14                               6.50              695,000             488,585
West Corp
 Tranche B2 Term Loan
 TBA                                     TBA              190,000(m,n)        116,613
 10-24-13                          2.84-4.27            1,093,713             671,266
                                                                      ---------------
Total                                                                       5,774,968
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $9,157,794)                                                         $6,802,929
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              41,649,735(s)        $41,649,735
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $41,649,735)                                                       $41,649,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,444,652,302)(t)                                              $1,418,325,050
-------------------------------------------------------------------------------------



INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                        NUMBER OF                                  UNREALIZED
                                                        CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                  LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Euro-Bobl, 5-year                                           25         $4,056,603   March 2009        $32,861
Euro-Bund, 10-year                                         200         34,862,841   March 2009        412,708
Japanese Govt Bond, 10-year                                 20         30,900,871   March 2009        223,472
United Kingdom Long GILT, 10-year                           48          8,644,479   March 2009        588,901
U.S. Long Bond, 20-year                                    118         16,289,532   March 2009      1,525,497
U.S. Treasury Note, 2-year                                  65         14,174,063   April 2009        188,902
U.S. Treasury Note, 5-year                                (230)       (27,382,578)  April 2009       (867,833)
U.S. Treasury Note, 10-year                               (375)       (47,156,250)  March 2009     (3,059,407)
---------------------------------------------------------------------------------------------------------------
Total                                                                                               $(954,899)
---------------------------------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
206  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                  CURRENCY TO BE         CURRENCY TO BE      UNREALIZED     UNREALIZED
EXCHANGE DATE                                        DELIVERED              RECEIVED        APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                             126,295,000            6,237,406          $--        $(333,982)
                                                        Czech Koruna          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                              36,835,000           11,886,092           --         (619,205)
                                                        Polish Zloty          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 9, 2009                                               5,260,000            6,564,480           --         (779,152)
                                              European Monetary Unit          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 12, 2009                                              4,319,372            6,600,000      313,667               --
                                                         U.S. Dollar     Singapore Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 15, 2009                                              5,004,800            3,400,000           --          (46,354)
                                                         U.S. Dollar        British Pound
-----------------------------------------------------------------------------------------------------------------------
Jan. 15, 2009                                              1,543,716            2,920,000      168,182               --
                                                         U.S. Dollar   New Zealand Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 26, 2009                                             63,704,116        5,727,000,000           --         (545,906)
                                                         U.S. Dollar         Japanese Yen
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                         $481,849      $(2,324,599)
-----------------------------------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $51,395,138 or 3.6% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $174,653. See Note 1 to the financial statements.

(n) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(o) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Community Health Systems
       Delayed Draw                                                               $41,653




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  207

RiverSource VP - Global Bond Fund

(p) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FSA    --   Financial Security Assurance


(q) At Dec. 31, 2008, investments in securities included securities valued at $2,514,795 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(r) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(s) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(t) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $1,480,979,442 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                  $  77,350,922
     Unrealized depreciation                                                   (140,005,314)

     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $ (62,654,392)
     --------------------------------------------------------------------------------------



FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER         LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT    SIGNIFICANT
                                                    MARKETS FOR      OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS      INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                          $105,254,570    $1,294,908,948   $18,161,532  $1,418,325,050
Other financial instruments*                           (954,899)       (1,842,750)           --      (2,797,649)

---------------------------------------------------------------------------------------------------------------
Total                                              $104,299,671    $1,293,066,198   $18,161,532  $1,415,527,401
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures and forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                           $7,704,815      $(223,710)
  Accrued discounts/premiums                                             (60,862)            --
  Realized gain (loss)                                                    23,696              *
  Change in unrealized appreciation (depreciation)                    (2,836,242)       223,710
  Net purchases (sales)                                                8,525,334             --
  Transfers in and/or out of Level 3                                   4,804,791             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $18,161,532            $--
--------------------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(254,010).




--------------------------------------------------------------------------------
208  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  209

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Inflation Protected Securities Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (96.1%)(c)
                COUPON    PRINCIPAL
ISSUER           RATE       AMOUNT          VALUE(a)
CANADA (2.1%)
Govt of Canada
 (Canadian Dollar)
 12-01-26        4.25%     19,079,861(b) $20,166,766
----------------------------------------------------


FRANCE (12.3%)
Govt of France
 (European Monetary Unit)
 07-25-12        3.00      34,056,544(b)  49,488,198
 07-25-20        2.25      49,774,347(b)  71,140,308
                                     ---------------
Total                                    120,628,506
----------------------------------------------------


GERMANY (7.8%)
Deutsche Bundesrepublik Inflation Linked
 (European Monetary Unit)
 04-15-16        1.50      55,061,500(b)  76,848,626
----------------------------------------------------


ITALY (3.3%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 09-15-10        0.95       6,910,750(b)   9,355,719
Buoni Poliennali Del Tesoro
 (European Monetary Unit) Sr Nts
 09-15-35        2.35      18,985,212(b)  23,082,258
                                     ---------------
Total                                     32,437,977
----------------------------------------------------


JAPAN (3.9%)
Govt of Japan CPI Linked
 (Japanese Yen)
 06-10-15        0.50   4,045,228,000(b)  38,179,209
----------------------------------------------------


SWEDEN (1.9%)
Govt of Sweden Inflation Linked
 (Swedish Krona)
 12-01-28        3.50      91,960,000(d)  18,324,231
----------------------------------------------------


UNITED KINGDOM (14.9%)
United Kingdom Gilt Inflation Linked
 (British Pound)
 07-26-16        2.50       8,000,000(d)  31,843,661
 04-16-20        2.50      18,200,000(d)  73,903,830
 07-22-30        4.13      11,190,000(d)  40,714,887
                                     ---------------
Total                                    146,462,378
----------------------------------------------------


UNITED STATES (49.9%)
Federal Home Loan Bank
 05-29-13        3.63      12,300,000     12,946,460
Federal Home Loan Mtge Corp
 Sub Nts
 12-14-18        5.00      10,525,000     10,909,320
Federal Natl Mtge Assn
 05-18-12        4.88       1,740,000      1,907,975
 01-02-14        5.13      18,950,000     20,025,602
U.S. Treasury Inflation-Indexed Bond
 01-15-10        4.25      $1,970,135(b)   1,934,256
 04-15-10        0.88      12,613,577(b)  11,850,959
 04-15-11        2.38      12,552,020(b)  12,254,774
 01-15-12        3.38      28,306,088(b)  27,991,740
 07-15-12        3.00      35,274,033(b)  34,559,827
 01-15-14        2.00      22,570,240(b)  21,378,371
 07-15-14        2.00      29,118,276(b)  27,528,136
 01-15-15        1.63      30,140,383(b,e)27,941,389
 01-15-16        2.00      25,416,276(b)  24,332,022
 01-15-17        2.38      17,510,764(b)  17,366,927
 01-15-18        1.63      40,847,740(b)  38,757,518
 01-15-26        2.00      55,668,030(b)  52,419,374
 01-15-27        2.38      31,154,120(b)  31,287,513
 04-15-28        3.63      71,983,920(b,e)85,728,288
 04-15-29        3.88      24,669,965(b)  30,459,389
                                     ---------------
Total                                    491,579,840
----------------------------------------------------
TOTAL BONDS
(Cost: $1,013,251,889)                  $944,627,533
----------------------------------------------------





MONEY MARKET FUND (2.3%)
                      SHARES        VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%              22,636,065(f)$22,636,065
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $22,636,065)              $22,636,065
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,035,887,954)(g)       $967,263,598
--------------------------------------------




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                       NUMBER OF                                  UNREALIZED
                                                       CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                 LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Japanese Bond, 10-year                                     11        $16,995,479   March 2009        $122,909
U.S. Long Bond, 20-year                                  (140)       (19,326,563)  March 2009         385,098
U.S. Treasury Note, 5-year                               (461)       (54,884,212)  April 2009      (1,740,558)
U.S. Treasury Note, 10-year                              (103)       (12,952,250)  March 2009        (839,166)
--------------------------------------------------------------------------------------------------------------
Total                                                                                             $(2,071,717)
--------------------------------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
210  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                       CURRENCY TO        CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                                         BE DELIVERED        BE RECEIVED   APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                              3,255,310,000    34,382,235           $--     $(1,513,414)
                                                           Japanese Yen   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                                140,500,000    17,420,668            --        (546,110)
                                                          Swedish Krona   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 15, 2009                                                97,265,000   144,134,265     2,286,235              --
                                                          British Pound   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 23, 2009                                               166,275,000   238,346,899     6,306,579              --
                                                 European Monetary Unit   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 26, 2009                                                23,750,000    19,624,855       104,192              --
                                                        Canadian Dollar   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Total                                                                                    $8,697,006     $(2,059,524)
-------------------------------------------------------------------------------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(e) At Dec. 31, 2008, investments in securities included securities valued at $2,146,152 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(g) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $1,115,639,145 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                     $13,207,779
Unrealized depreciation                                                    (161,583,326)
---------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(148,375,547)
---------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  211

RiverSource VP - Global Inflation Protected Securities Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                 $475,683,758        $491,579,840           $--          $967,263,598
Other financial instruments*                (2,071,717)          6,637,482            --             4,565,765

--------------------------------------------------------------------------------------------------------------
Total                                     $473,612,041        $498,217,322           $--          $971,829,363
--------------------------------------------------------------------------------------------------------------


()* Other financial instruments are derivative instruments, such as futures and forwards, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
212  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Growth Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (94.0%)
ISSUER                 SHARES       VALUE(a)
AEROSPACE & DEFENSE (3.5%)
Boeing                 132,002    $5,632,525
Honeywell Intl          48,000     1,575,840
Lockheed Martin         28,000     2,354,240
                             ---------------
Total                              9,562,605
--------------------------------------------


AIR FREIGHT & LOGISTICS (0.6%)
United Parcel
 Service Cl B           31,400     1,732,024
--------------------------------------------


AIRLINES (1.7%)
Delta Air Lines        418,600(b)  4,797,156
--------------------------------------------


BEVERAGES (2.0%)
PepsiCo                102,383     5,607,517
--------------------------------------------


BIOTECHNOLOGY (6.8%)
Amgen                   43,199(b)  2,494,742
Biogen Idec             61,400(b)  2,924,482
Celgene                 29,239(b)  1,616,332
Cephalon                20,300(b)  1,563,912
Genentech               50,310(b)  4,171,202
Genzyme                 35,563(b)  2,360,316
Gilead Sciences         67,570(b)  3,455,530
                             ---------------
Total                             18,586,516
--------------------------------------------


CAPITAL MARKETS (1.2%)
BlackRock               24,700     3,313,505
Lehman Brothers
 Holdings               78,489(h)      2,257
                             ---------------
Total                              3,315,762
--------------------------------------------


CHEMICALS (1.6%)
Monsanto                33,276     2,340,967
Potash Corp of
 Saskatchewan           27,442(c)  2,009,303
                             ---------------
Total                              4,350,270
--------------------------------------------


COMMERCIAL BANKS (0.7%)
Wachovia               335,125     1,856,593
--------------------------------------------


COMMUNICATIONS EQUIPMENT (5.5%)
Cisco Systems          296,141(b)  4,827,098
Nokia ADR              297,473(c)  4,640,579
QUALCOMM               156,610     5,611,336
                             ---------------
Total                             15,079,013
--------------------------------------------


COMPUTERS & PERIPHERALS (6.9%)
Apple                   56,061(b)  4,784,806
Hewlett-Packard        237,059     8,602,871
IBM                     65,800     5,537,728
                             ---------------
Total                             18,925,405
--------------------------------------------


CONSTRUCTION & ENGINEERING (0.6%)
Foster Wheeler          31,400(b)    734,132
KBR                     57,215       869,668
                             ---------------
Total                              1,603,800
--------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (0.2%)
Apollo Management
 LP                    342,100(d,e)  513,150
--------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES
  (0.8%)
Qwest
 Communications
 Intl                  609,662     2,219,170
--------------------------------------------


ENERGY EQUIPMENT & SERVICES (4.0%)
Diamond Offshore
 Drilling               52,000     3,064,880
Noble                   79,600     1,758,364
Schlumberger             7,426       314,343
Transocean              77,300(b)  3,652,425
Weatherford Intl       214,000(b)  2,315,480
                             ---------------
Total                             11,105,492
--------------------------------------------


FOOD & STAPLES RETAILING (5.5%)
CVS Caremark           327,042     9,399,187
Wal-Mart Stores        103,900     5,824,634
                             ---------------
Total                             15,223,821
--------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Baxter Intl             24,381     1,306,578
Boston Scientific      185,320(b)  1,434,377
Medtronic               73,148     2,298,310
                             ---------------
Total                              5,039,265
--------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (2.2%)
Medco Health
 Solutions              85,777(b)  3,594,914
UnitedHealth Group      91,465     2,432,969
                             ---------------
Total                              6,027,883
--------------------------------------------


HOUSEHOLD PRODUCTS (2.5%)
Colgate-Palmolive       21,166     1,450,718
Procter & Gamble        86,841     5,368,510
                             ---------------
Total                              6,819,228
--------------------------------------------


INSURANCE (3.2%)
ACE                     40,700(c)  2,153,844
AFLAC                  100,390     4,601,878
Prudential
 Financial              69,100     2,090,966
                             ---------------
Total                              8,846,688
--------------------------------------------


INTERNET & CATALOG RETAIL (1.8%)
Amazon.com              97,900(b)  5,020,312
--------------------------------------------


INTERNET SOFTWARE & SERVICES (1.5%)
Google Cl A             13,372(b)  4,113,896
--------------------------------------------


IT SERVICES (0.7%)
MasterCard Cl A         12,538     1,792,056
--------------------------------------------


MACHINERY (0.6%)
Deere & Co              40,500     1,551,960
--------------------------------------------


MEDIA (6.4%)
Comcast Cl A           469,641     7,927,540
Time Warner Cable
 Cl A                  170,880(b)  3,665,376
Virgin Media         1,222,522(e)  6,100,385
                             ---------------
Total                             17,693,301
--------------------------------------------


METALS & MINING (2.9%)
Barrick Gold           152,400(c)  5,603,748
Lihir Gold             702,657(b,c)1,545,166
Newmont Mining          18,569       755,766
                             ---------------
Total                              7,904,680
--------------------------------------------


MULTI-UTILITIES (0.5%)
Public Service
 Enterprise Group       47,900     1,397,243
--------------------------------------------


OIL, GAS & CONSUMABLE FUELS (4.3%)
Chevron                 17,600     1,301,872
Devon Energy             4,802       315,539
Exxon Mobil             92,407     7,376,851
Kinder Morgan
 Management LLC             --(b)          1
Noble Energy            59,200     2,913,824
                             ---------------
Total                             11,908,087
--------------------------------------------


PHARMACEUTICALS (6.3%)
Abbott Laboratories    113,100     6,036,147
Bristol-Myers
 Squibb                167,878     3,903,164
Merck & Co              50,530     1,536,112
Novo Nordisk ADR        32,500(c)  1,670,175
Pfizer                 134,565     2,383,146
Teva Pharmaceutical
 Inds ADR               45,400(c)  1,932,678
                             ---------------
Total                             17,461,422
--------------------------------------------


ROAD & RAIL (1.3%)
CSX                     25,000       811,750
Union Pacific           56,600     2,705,480
                             ---------------
Total                              3,517,230
--------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (3.6%)
Intel                  260,078     3,812,743
Marvell Technology
 Group                 492,080(b,c)3,282,174
Microsemi              212,100(b)  2,680,944
Spansion Cl A          650,421(b)    123,125
                             ---------------
Total                              9,898,986
--------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  213

RiverSource VP - Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES       VALUE(a)


SOFTWARE (10.5%)
Activision Blizzard    188,300(b) $1,626,912
Adobe Systems           90,200(b)  1,920,358
Macrovision
 Solutions             241,300(b)  3,052,445
McAfee                  41,800(b)  1,445,026
Microsoft              657,506    12,781,916
Nintendo ADR            54,098(c)  2,584,802
Oracle                 324,097(b)  5,746,240
                             ---------------
Total                             29,157,699
--------------------------------------------


TOBACCO (2.3%)
Philip Morris Intl     142,581     6,203,699
--------------------------------------------
TOTAL COMMON STOCKS
(Cost: $299,450,501)            $258,831,929
--------------------------------------------






OPTIONS PURCHASED (--%)
                                          EXERCISE      EXPIRATION
ISSUER                        CONTRACTS     PRICE          DATE              VALUE(a)
CALLS
Hertz Global Holdings(f)
Telefonica(f)
Vodafone Group ADR(f)            66,508        $100        Jan. 2009               $7
-------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $259,381)                                                                   $7
-------------------------------------------------------------------------------------





MONEY MARKET FUND (6.0%)
                      SHARES        VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%              16,410,939(g)$16,410,939
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $16,410,939)              $16,410,939
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $316,120,821)            $275,242,875
--------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 9.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $513,150 or 0.2% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES                 COST
-------------------------------------------------------------------------------------------------
Apollo Management LP*                                      08-02-07 thru 04-28-08      $7,412,156
Virgin Media                                               11-14-07 thru 08-06-08      17,087,420


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(g) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(h) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
214  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Growth Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                         ---------------------------------------------------------------------
                                              LEVEL 1            LEVEL 2
                                           QUOTED PRICES          OTHER            LEVEL 3
                                             IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                            MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                              IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $273,697,702         $1,545,173           $--          $275,242,875






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  215

PORTFOLIO OF INVESTMENTS

RiverSource VP - High Yield Bond Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (78.1%)
                    COUPON    PRINCIPAL
ISSUER               RATE       AMOUNT           VALUE(a)
MORTGAGE-BACKED (0.1%)(F)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47              0.97%  $5,316,405(i)      $782,043
---------------------------------------------------------


AEROSPACE & DEFENSE (1.6%)
Alion Science and Technology
 02-01-15             10.25    6,695,000        3,021,119
L-3 Communications
 06-15-12              7.63      647,000          637,295
 07-15-13              6.13    1,010,000          929,200
L-3 Communications
 Series B
 10-15-15              6.38    3,975,000        3,716,625
Moog
 Sr Sub Nts
 06-15-18              7.25      396,000(d)       316,800
                                          ---------------
Total                                           8,621,039
---------------------------------------------------------


BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18              6.88    3,850,000(b,g,k)   365,750
---------------------------------------------------------


BUILDING MATERIALS (0.8%)
Gibraltar Inds
 Series B
 12-01-15              8.00    7,503,000        4,164,165
---------------------------------------------------------


CHEMICALS (4.4%)
Chemtura
 06-01-16              6.88    9,585,000        4,888,350
Hexion US Finance/Nova Scotia Finance
 Sr Secured
 11-15-14              9.75    4,278,000        1,219,230
INVISTA
 Sr Unsecured
 05-01-12              9.25   10,782,000(d)     7,547,400
MacDermid
 Sr Sub Nts
 04-15-17              9.50    4,711,000(d)     2,414,388
Momentive Performance Materials
 Pay-in-kind
 12-01-14             10.13    7,432,194(j)     2,303,980
NALCO
 11-15-11              7.75    2,100,000        2,016,000
 11-15-13              8.88    3,085,000        2,606,825
                                          ---------------
Total                                          22,996,173
---------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.8%)
West Corp
 10-15-16             11.00    9,526,000        4,429,590
---------------------------------------------------------


CONSUMER PRODUCTS (2.2%)
AAC Group Holding
 Sr Unsecured
 10-01-12             10.25    3,421,000(d)     2,394,700
American Achievement Group Holding
 Sr Unsecured Pay-in-kind
 10-01-12             14.75    1,011,196(j)       242,687
Jarden
 05-01-17              7.50    6,475,000        4,403,000
Sealy Mattress
 06-15-14              8.25    1,423,000          839,570
Visant Holding
 Sr Disc Nts
 12-01-13             10.25    3,350,000        2,479,000
Visant Holding
 Sr Nts
 12-01-13              8.75    1,567,000        1,159,580
                                          ---------------
Total                                          11,518,537
---------------------------------------------------------


ELECTRIC (5.1%)
Dynegy Holdings
 Sr Unsecured
 05-01-16              8.38    2,620,000        1,860,200
 05-15-18              7.13    3,885,000        2,369,850
Edison Mission Energy
 Sr Unsecured
 06-15-16              7.75    1,078,000          959,420
Energy Future Holdings
 11-01-17             10.88    6,672,000(d)     4,803,840
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16              8.56    3,548,736        3,389,043
Mirant North America LLC
 12-31-13              7.38    3,451,000        3,312,960
NRG Energy
 01-15-17              7.38    7,945,000        7,309,400
Texas Competitive Electric Holdings LLC
 11-01-15             10.25    3,990,000(d)     2,832,900
                                          ---------------
Total                                          26,837,613
---------------------------------------------------------


ENTERTAINMENT (0.9%)
AMC Entertainment
 02-01-16             11.00    3,811,000        2,662,937
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
 07-01-15              9.30    1,669,567(l)     1,569,393
United Artists Theatre Circuit
 Pass-Through Ctfs Series AV2
 07-01-15              9.30      544,521(l)       511,849
                                          ---------------
Total                                           4,744,179
---------------------------------------------------------


ENVIRONMENTAL (0.2%)
Clean Harbors
 Sr Secured
 07-15-12             11.25      788,000          789,970
---------------------------------------------------------


FOOD AND BEVERAGE (4.1%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 11-01-11             11.50   11,850,000       10,072,500
Cott Beverages USA
 12-15-11              8.00   10,551,000        6,436,110
Pinnacle Foods Finance LLC
 04-01-17             10.63    8,822,000        4,763,880
                                          ---------------
Total                                          21,272,490
---------------------------------------------------------


GAMING (7.0%)
Boyd Gaming
 Sr Sub Nts
 02-01-16              7.13    9,645,000        5,690,549
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
 03-01-12             10.13    5,880,000        3,763,200
Firekeepers Development Authority
 Sr Secured
 05-01-15             13.88    4,585,000(d)     2,751,000
Fontainebleau Las Vegas Holdings LLC/Capital
 2nd Mtge
 06-15-15             10.25    9,265,000(d)       903,338
Indianapolis Downs LLC/Capital
 Sr Secured
 11-01-12             11.00    4,381,000(d)     2,519,075
MGM Mirage
 04-01-13              6.75    1,525,000        1,021,750
 06-01-16              7.50    3,050,000        1,932,938
MGM Mirage
 Sr Secured
 11-15-13             13.00    2,095,000(d)     2,011,200
Pokagon Gaming Authority
 Sr Nts
 06-15-14             10.38    5,054,000(d)     4,346,440
Seneca Gaming
 Sr Unsecured
 05-01-12              7.25      260,000          209,300
Seneca Gaming
 Sr Unsecured Series B
 05-01-12              7.25      350,000          281,750
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15              9.38    9,900,000(d)     5,445,000
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15              9.00    6,700,000(d)     5,577,750
                                          ---------------
Total                                          36,453,290
---------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
216  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                    COUPON    PRINCIPAL
ISSUER               RATE       AMOUNT           VALUE(a)


GAS DISTRIBUTORS (0.9%)
Southwestern Energy
 Sr Nts
 02-01-18              7.50%  $3,000,000(d)    $2,617,500
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17              7.25    2,715,000        2,144,850
                                          ---------------
Total                                           4,762,350
---------------------------------------------------------


GAS PIPELINES (0.9%)
El Paso
 Sr Unsecured
 12-12-13             12.00    1,660,000        1,647,550
 06-15-14              6.88      525,000          423,840
Southern Star Central
 Sr Nts
 03-01-16              6.75    2,857,000        2,371,310
                                          ---------------
Total                                           4,442,700
---------------------------------------------------------


HEALTH CARE (6.1%)
Community Health Systems
 07-15-15              8.88    5,652,000        5,199,840
DaVita
 03-15-13              6.63    1,254,000        1,191,300
 03-15-15              7.25    2,234,000        2,122,300
HCA
 Sr Secured
 11-15-16              9.25      883,000          810,153
HCA
 Sr Secured Pay-in-kind
 11-15-16              9.63    2,650,000(j)     2,067,000
HCA
 Sr Unsecured
 02-15-16              6.50    7,100,000        4,366,500
NMH Holdings
 Sr Unsecured Pay-in-kind
 06-15-14              9.12    3,913,971(d,i,j) 2,309,243
Omnicare
 12-15-13              6.75    2,777,000        2,360,450
Omnicare
 Sr Sub Nts
 06-01-13              6.13    1,020,000          856,800
Select Medical
 Sr Unsecured
 09-15-15              8.83   10,101,000(i)     5,252,519
Vanguard Health Holding I LLC
 (Zero coupon through 10-01-09,
 thereafter 11.25%)
 10-01-15              6.53    1,725,000(h)     1,354,125
Vanguard Health Holding II LLC
 10-01-14              9.00    4,413,000        3,684,855
                                          ---------------
Total                                          31,575,085
---------------------------------------------------------


HOME CONSTRUCTION (1.6%)
K Hovnanian Enterprises
 Sr Secured
 05-01-13             11.50    5,030,000        3,822,800
Norcraft Holdings LP/Capital
 Sr Disc Nts
 09-01-12              9.75    3,525,000        2,626,125
William Lyon Homes
 02-15-14              7.50    7,960,000        1,910,400
                                          ---------------
Total                                           8,359,325
---------------------------------------------------------


INDEPENDENT ENERGY (5.8%)
Chesapeake Energy
 08-15-14              7.00    2,643,000        2,193,690
 01-15-16              6.63    4,314,000        3,408,060
 01-15-18              6.25    1,545,000        1,143,300
Compton Petroleum Finance
 12-01-13              7.63    6,373,000(c)     1,911,900
Connacher Oil and Gas
 Sr Secured
 12-15-15             10.25    5,740,000(c,d)   2,296,000
EXCO Resources
 01-15-11              7.25    5,871,000        4,579,380
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15              7.75    5,995,000(d)     4,226,475
PetroHawk Energy
 07-15-13              9.13      510,000          413,100
Quicksilver Resources
 08-01-15              8.25    3,326,000        2,112,010
 04-01-16              7.13    2,685,000        1,436,475
Range Resources
 05-15-16              7.50    1,970,000        1,708,975
 05-01-18              7.25    1,275,000        1,064,625
SandRidge Energy
 Pay-in-kind
 04-01-15              8.63    7,372,000(j)     3,870,300
                                          ---------------
Total                                          30,364,290
---------------------------------------------------------


MEDIA CABLE (2.7%)
CCO Holdings LLC/Capital
 Sr Unsecured
 11-15-13              8.75    2,828,000        1,781,640
Charter Communications Holdings II LLC/Capital
 10-01-13             10.25    3,905,000        1,405,800
 10-01-13             10.25    1,725,000(d)       586,500
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-14              8.38    2,498,000(d)     1,910,970
CSC Holdings
 Sr Unsecured
 06-15-15              8.50    3,145,000(d)     2,767,600
Mediacom LLC/Capital
 Sr Unsecured
 01-15-13              9.50    4,575,000        3,454,125
Virgin Media Finance
 04-15-14              8.75    3,170,000(c)     2,377,500
                                          ---------------
Total                                          14,284,135
---------------------------------------------------------


MEDIA NON CABLE (8.9%)
Dex Media West LLC/Finance
 Sr Sub Nts Series B
 08-15-13              9.88    2,490,000          591,375
Dex Media
 Sr Disc Nts
 11-15-13              9.00    2,760,000          510,600
DIRECTV Holdings LLC/Financing
 06-15-15              6.38    2,865,000        2,642,963
 05-15-16              7.63    1,429,000        1,386,130
EchoStar DBS
 10-01-14              6.63    3,150,000        2,630,250
 02-01-16              7.13    5,331,000        4,451,384
Intelsat Jackson Holdings
 06-15-16             11.25    4,270,000(c)     3,885,699
Lamar Media
 08-15-15              6.63    1,683,000        1,215,968
Lamar Media
 Series B
 08-15-15              6.63    3,650,000        2,637,125
Lamar Media
 Series C
 08-15-15              6.63    2,269,000        1,639,353
LBI Media
 Sr Sub Nts
 08-01-17              8.50    3,289,000(d)     1,142,928
Liberty Media LLC
 Sr Unsecured
 05-15-13              5.70   12,389,000        8,121,942
LIN Television
 05-15-13              6.50    1,620,000          773,550
LIN Television
 Series B
 05-15-13              6.50    1,085,000          507,238
Nielsen Finance LLC
 08-01-14             10.00    3,770,000        3,016,000
Radio One
 02-15-13              6.38    6,229,000        2,102,288
Rainbow Natl Services LLC
 09-01-12              8.75    7,950,000(d)     7,154,999
 09-01-14             10.38    1,885,000(d)     1,677,650
RH Donnelley
 Sr Unsecured
 01-15-13              6.88    1,036,000          139,860
                                          ---------------
Total                                          46,227,302
---------------------------------------------------------


METALS (1.8%)
CII Carbon LLC
 11-15-15             11.13    2,435,000(d)     1,692,325
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-15              8.25    4,130,000        3,510,500
 04-01-17              8.38      870,000          713,400
Noranda Aluminum Acquisition
 Pay-in-kind
 05-15-15              6.60   10,988,000(i,j)   3,735,920
                                          ---------------
Total                                           9,652,145
---------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  217

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                    COUPON    PRINCIPAL
ISSUER               RATE       AMOUNT           VALUE(a)


NON CAPTIVE DIVERSIFIED (0.6%)
Ford Motor Credit LLC
 Sr Unsecured
 08-10-11              9.88%  $1,931,000       $1,457,905
GMAC LLC
 Sr Unsecured
 08-28-12              6.88    1,895,000        1,436,929
                                          ---------------
Total                                           2,894,834
---------------------------------------------------------


OIL FIELD SERVICES (0.2%)
Helix Energy Solutions Group
 Sr Unsecured
 01-15-16              9.50    2,362,000(d)     1,251,860
---------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (1.2%)
Cardtronics
 08-15-13              9.25    5,086,000        3,560,200
Cardtronics
 Series B
 08-15-13              9.25    3,772,000        2,640,400
                                          ---------------
Total                                           6,200,600
---------------------------------------------------------


OTHER INDUSTRY (0.9%)
Chart Inds
 Sr Sub Nts
 10-15-15              9.13    5,890,000        4,712,000
---------------------------------------------------------


PACKAGING (0.6%)
Vitro
 02-01-17              9.13   10,524,000(c)     3,157,200
---------------------------------------------------------


PAPER (2.7%)
Boise Cascade LLC
 10-15-14              7.13    4,022,000        2,252,320
Cascades
 02-15-13              7.25    1,805,000(c)       920,550
Georgia-Pacific LLC
 06-15-15              7.70    2,185,000        1,660,600
 01-15-17              7.13    4,947,000(d)     4,155,480
Jefferson Smurfit US
 Sr Unsecured
 06-01-13              7.50    3,905,000(b,r)     683,375
NewPage
 Sr Secured
 05-01-12             10.00    6,856,000        3,016,640
Norampac
 06-01-13              6.75    2,423,000(c)     1,090,350
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17              8.00    2,100,000(b,s)     399,000
                                          ---------------
Total                                          14,178,315
---------------------------------------------------------


PHARMACEUTICALS (1.1%)
Warner Chilcott
 02-01-15              8.75    6,469,000        5,757,410
---------------------------------------------------------


RETAILERS (0.3%)
Neiman Marcus Group
 Pay-in-kind
 10-15-15              9.00    3,510,000(j)     1,544,400
---------------------------------------------------------


TECHNOLOGY (2.6%)
Communications & Power Inds
 02-01-12              8.00    5,825,000        4,929,407
CPI Intl
 Sr Unsecured
 02-01-15              8.88      953,000(i)       929,175
SS&C Technologies
 12-01-13             11.75    3,475,000        3,053,656
SunGard Data Systems
 08-15-15             10.25    7,015,000        4,629,900
                                          ---------------
Total                                          13,542,138
---------------------------------------------------------


TRANSPORTATION SERVICES (0.7%)
Hertz
 01-01-14              8.88    1,770,000        1,088,550
 01-01-16             10.50    6,078,000        2,773,088
                                          ---------------
Total                                           3,861,638
---------------------------------------------------------


WIRELESS (5.5%)
Centennial Communications
 Sr Nts
 01-01-13              9.63    7,914,000(i)     7,676,580
Cricket Communications
 07-15-15             10.00    3,730,000(d)     3,394,300
MetroPCS Wireless
 11-01-14              9.25    5,410,000        4,841,950
Nextel Communications
 Series D
 08-01-15              7.38   12,822,000        5,385,240
Nextel Communications
 Series E
 10-31-13              6.88      235,000           99,875
Sprint Capital
 01-30-11              7.63    6,450,000        5,385,750
 03-15-12              8.38    2,525,000        2,020,000
                                          ---------------
Total                                          28,803,695
---------------------------------------------------------


WIRELINES (5.7%)
Fairpoint Communications
 Sr Unsecured
 04-01-18             13.13    5,125,000(d)     2,408,750
Frontier Communications
 Sr Unsecured
 03-15-19              7.13    5,225,000        3,500,750
Level 3 Communications
 Sub Nts
 09-15-09              6.00    1,950,000        1,774,500
Level 3 Financing
 03-15-13             12.25    5,180,000        3,133,900
Qwest
 Sr Unsecured
 06-15-15              7.63    5,115,000        4,194,300
 06-01-17              6.50    7,425,000        5,494,500
Windstream
 08-01-13              8.13      560,000          515,200
 08-01-16              8.63    7,451,000        6,594,135
 03-15-19              7.00    2,825,000        2,175,250
                                          ---------------
Total                                          29,791,285
---------------------------------------------------------
TOTAL BONDS
(Cost: $587,393,337)                         $408,337,546
---------------------------------------------------------



SENIOR LOANS (14.9%)(m)
                    COUPON    PRINCIPAL
BORROWER             RATE       AMOUNT           VALUE(a)
AEROSPACE & DEFENSE (0.2%)
Alion Science and Technology
 Term Loan
 TBD                    TBD   $2,762,952(g,n)  $1,243,328
---------------------------------------------------------


AUTOMOTIVE (1.0%)
Ford Motor
 Term Loan
 TBD                    TBD    4,120,000(g,n)   1,651,420
 12-15-13              5.00%   5,259,747        2,108,264
Lear
 Term Loan
 TBD                    TBD      900,000(g,n)     407,997
 04-25-12         2.96-4.75    1,925,000          872,660
                                          ---------------
Total                                           5,040,341
---------------------------------------------------------


CHEMICALS (0.9%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 TBD                    TBD    7,320,264(g,n)   2,948,057
 05-05-13              6.19    1,905,000          781,050
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 TBD                    TBD    1,563,999(g,n)     641,240
 05-05-13              3.75      413,000          169,330
                                          ---------------
Total                                           4,539,677
---------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.5%)
West Corp
 Tranche B2 Term Loan
 TBD                    TBD    1,335,000(g,n)     819,356
 10-24-13         2.84-4.27    3,080,127        1,890,428
                                          ---------------
Total                                           2,709,784
---------------------------------------------------------


ENTERTAINMENT (0.2%)
AMC Entertainment
 Pay-in-kind Term Loan
 01-26-13              2.22    3,871,305(j)     1,064,609
---------------------------------------------------------


FOOD AND BEVERAGE (0.3%)
Pinnacle Foods Finance LLC
 Term Loan
 04-02-14         4.66-6.80    2,640,000        1,800,480
---------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
218  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

SENIOR LOANS (CONTINUED)
                    COUPON    PRINCIPAL
BORROWER             RATE       AMOUNT           VALUE(a)


GAMING (1.5%)
Fontainebleau Las Vegas LLC
 Delayed Draw Term Loan
 TBD                    TBD   $3,604,751(g,n,o)  $955,259
Fontainebleau Las Vegas LLC
 Term Loan
 06-06-14              5.44%   7,209,502        1,910,518
Great Lakes Gaming of Michigan
 Term Loan
 09-15-12              9.00    4,906,435(l)     4,808,307
                                          ---------------
Total                                           7,674,084
---------------------------------------------------------


HEALTH CARE (1.5%)
HCA
 Tranche B Term Loan
 11-18-13              3.71    2,135,752        1,666,485
IASIS Healthcare LLC
 Pay-in-kind Term Loan
 06-16-14              8.76   11,147,380(j)     6,075,322
                                          ---------------
Total                                           7,741,807
---------------------------------------------------------


MEDIA CABLE (1.1%)
Charter Communications LLC
 Term Loan
 03-06-14         4.16-5.47    7,963,191        5,815,359
---------------------------------------------------------


MEDIA NON CABLE (1.7%)
Dex Media West LLC
 Tranche B Term Loan
 10-24-14         7.00-7.42    1,980,000          816,750
Idearc
 Tranche B Term Loan
 TBD                    TBD    5,040,000(g,n)   1,529,993
 11-17-14         2.47-3.46    1,531,104          464,797
Nielsen Finance LLC
 Term Loan
 TBD                    TBD    2,235,000(c,g,n) 1,501,183
 08-09-13         3.83-4.39    7,090,117(c)     4,762,219
                                          ---------------
Total                                           9,074,942
---------------------------------------------------------


METALS (0.1%)
Noranda Aluminum Acquisition
 Tranche B Term Loan
 TBD                    TBD      455,000(g,n)     263,900
---------------------------------------------------------


OIL FIELD SERVICES (1.2%)
Dresser
 2nd Lien Term Loan
 05-04-15              7.99   12,405,000        6,409,291
---------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (0.5%)
ACE Cash Express
 Term Loan
 10-05-13              3.46    6,058,394        2,726,277
---------------------------------------------------------


PAPER (0.5%)
Georgia-Pacific LLC
 Tranche B Term Loan
 TBD                    TBD      735,028(g,n)     600,885
 12-20-12         2.58-4.19    2,479,557        2,027,038
                                          ---------------
Total                                           2,627,923
---------------------------------------------------------


RETAILERS (1.3%)
Neiman Marcus Group
 Term Loan
 TBD                    TBD    1,010,000(g,n)     640,340
 04-06-13              4.19    3,435,477        2,178,092
Toys "R" Us
 Tranche B Term Loan
 07-19-12              4.83    8,140,000        3,776,960
                                          ---------------
Total                                           6,595,392
---------------------------------------------------------


TECHNOLOGY (1.6%)
Flextronics Intl
 Term Loan
 10-01-14         6.13-7.07    8,602,466        5,333,529
Flextronics Intl
 Tranche A1A Delayed Draw Term Loan
 10-01-14              7.07    2,471,973        1,532,623
SunGard Data Systems
 Term Loan
 02-28-14              4.14    2,055,000        1,375,391
                                          ---------------
Total                                           8,241,543
---------------------------------------------------------


WIRELINES (0.8%)
Fairpoint Communications
 Tranche B Term Loan
 03-31-15              5.75    7,473,000        4,334,340
---------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $123,186,598)                          $77,903,077
---------------------------------------------------------




COMMON STOCKS (--%)
ISSUER                  SHARES          VALUE(a)
OIL, GAS & CONSUMABLE FUELS (--%)
Link Energy LLC
 Unit                      494,265(b)     $1,483
------------------------------------------------


PAPER & FOREST PRODUCTS (--%)
Crown Paper
 Escrow                  4,785,000(b,l)        5
------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,913,363)                        $1,488
------------------------------------------------



OTHER (0.1%)
ISSUER                  SHARES          VALUE(a)
OTHER FINANCIAL INSTITUTIONS
Varde Fund V LP    5,000,000(e,l,p)     $543,400
------------------------------------------------
TOTAL OTHER
(Cost: $--)                             $543,400
------------------------------------------------



MONEY MARKET FUND (7.8%)
                        SHARES          VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.48%       40,828,495(q)$40,828,495
------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $40,828,495)                  $40,828,495
------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $755,321,793)(t)             $527,614,006
------------------------------------------------








                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  219

RiverSource VP - High Yield Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2008, the value of foreign securities represented 4.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $83,456,411 or 16.0% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $21,196,547. See Note 1 to the financial statements.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES                 COST
------------------------------------------------------------------------------------------------
Crown Paper Escrow                                                04-16-07                   $--
Great Lakes Gaming of Michigan
 Term Loan
  9.00% 2012                                               03-01-07 thru 09-15-07      4,838,629
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
  9.30% 2015                                               02-09-00 thru 04-09-02      1,445,108
United Artists Theatre Circuit
 Pass-Through Ctfs Series AV2
  9.30% 2015                                               12-11-01 thru 08-28-02        448,953
Varde Fund V LP                                            04-27-00 thru 06-19-00            --*


     * The original cost for this position in fiscal year 2004 was $5,000,000. From Sept. 29, 2004 through March 7, 2005, $5,000,000 was returned to the fund in the form of return of capital.

(m) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(o) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                            UNFUNDED
BORROWER                                                                   COMMITMENT
-------------------------------------------------------------------------------------
Fontainebleau Las Vegas LLC
  Delayed Draw                                                             $3,512,197


(p) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(q) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(r) On Jan. 26, 2009, Jefferson Smurfit Corp. filed a Chapter 11 bankruptcy petition.

(s) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(t) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $753,988,006 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                   $   4,730,290
Unrealized depreciation                                                    (231,104,290)
---------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(226,374,000)
---------------------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
220  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $40,828,495        $478,570,514       $8,214,997       $527,614,006


The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                          $16,873,640      $(244,548)
  Accrued discounts/premiums                                              52,451             --
  Realized gain (loss)                                                   252,442              *
  Change in unrealized appreciation (depreciation)                    (3,584,256)       244,548
  Net purchases (sales)                                               (1,924,946)            --
  Transfers in and/or out of Level 3                                  (3,454,334)            --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                           $8,214,997      $      --
--------------------------------------------------------------------------------------------------


* The realized gain(loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(275,050).




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  221

PORTFOLIO OF INVESTMENTS

RiverSource VP - Income Opportunities Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (86.3%)
                                                  COUPON           PRINCIPAL
ISSUER                                             RATE              AMOUNT                VALUE(a)
ASSET-BACKED (0.2%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                                             6.15%        $2,000,000(d)         $1,847,888
---------------------------------------------------------------------------------------------------


MORTGAGE-BACKED(F) (0.1%)(f)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                                             0.97          2,658,202(h)            391,022
---------------------------------------------------------------------------------------------------


AEROSPACE & DEFENSE (3.2%)
Alion Science and Technology
 02-01-15                                            10.25          4,650,000             2,098,313
Alliant Techsystems
 04-01-16                                             6.75          1,415,000             1,273,500
L-3 Communications
 06-15-12                                             7.63          1,650,000             1,625,250
 07-15-13                                             6.13             80,000                73,600
 01-15-15                                             5.88            225,000               202,500
L-3 Communications
 Series B
 10-15-15                                             6.38          9,422,000             8,809,570
Moog
 Sr Sub Nts
 01-15-15                                             6.25          1,919,000             1,535,200
 06-15-18                                             7.25          2,225,000(d)          1,780,000
TransDigm
 07-15-14                                             7.75          8,405,000             6,892,100
                                                                                    ---------------
Total                                                                                    24,290,033
---------------------------------------------------------------------------------------------------


BUILDING MATERIALS (0.3%)
Gibraltar Inds
 Series B
 12-01-15                                             8.00          3,130,000             1,737,150
Norcraft Companies LP/Finance
 11-01-11                                             9.00            991,000               842,350
                                                                                    ---------------
Total                                                                                     2,579,500
---------------------------------------------------------------------------------------------------


CHEMICALS (2.9%)
Chemtura
 06-01-16                                             6.88         10,637,000             5,424,870
Hexion US Finance/Nova Scotia Finance
 Sr Secured
 11-15-14                                             9.75          4,034,000             1,149,690
INVISTA
 Sr Unsecured
 05-01-12                                             9.25         13,720,000(d)          9,604,000
Momentive Performance Materials
 Pay-in-kind
 12-01-14                                            10.13          2,836,269(e)            879,243
NALCO
 11-15-11                                             7.75          2,175,000             2,088,000
 11-15-13                                             8.88          3,000,000             2,535,000
                                                                                    ---------------
Total                                                                                    21,680,803
---------------------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (0.5%)
Manitowoc
 11-01-13                                             7.13          2,000,000             1,520,000
Terex
 01-15-14                                             7.38          2,800,000             2,436,000
                                                                                    ---------------
Total                                                                                     3,956,000
---------------------------------------------------------------------------------------------------


CONSUMER PRODUCTS (1.6%)
Chattem
 Sr Sub Nts
 03-01-14                                             7.00          2,100,000             1,806,000
Jarden
 05-01-17                                             7.50          9,000,000             6,120,000
Sealy Mattress
 06-15-14                                             8.25          1,974,000             1,164,660
Visant
 10-01-12                                             7.63            765,000               627,300
Visant Holding
 Sr Disc Nts
 12-01-13                                            10.25          2,600,000             1,924,000
Visant Holding
 Sr Nts
 12-01-13                                             8.75            694,000               513,560
                                                                                    ---------------
Total                                                                                    12,155,520
---------------------------------------------------------------------------------------------------


ELECTRIC (9.5%)
Aquila
 Sr Unsecured
 07-01-12                                            11.88          9,405,000             9,499,050
Dynegy Holdings
 Sr Unsecured
 05-01-16                                             8.38          2,017,000             1,432,070
 05-15-18                                             7.13          1,325,000               808,250
 06-01-19                                             7.75          5,000,000             3,450,000
Edison Mission Energy
 Sr Unsecured
 05-15-17                                             7.00            492,000               428,040
Energy Future Holdings
 11-01-17                                            10.88         14,200,000(d)         10,224,000
IPALCO Enterprises
 Sr Secured
 11-14-11                                             8.63          1,540,000             1,439,900
 04-01-16                                             7.25          9,345,000(d)          7,569,450
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                                             8.56          9,458,287             9,032,664
Mirant Americas Generation LLC
 Sr Unsecured
 10-01-21                                             8.50            445,000               338,200
 05-01-31                                             9.13          1,405,000             1,039,700
Mirant North America LLC
 12-31-13                                             7.38          7,410,000             7,113,600
Nevada Power
 04-15-12                                             6.50            550,000               525,837
NRG Energy
 02-01-16                                             7.38         13,360,000            12,424,799
 01-15-17                                             7.38          3,010,000             2,769,200
Oncor Electric Delivery
 1st Mtge
 09-01-18                                             6.80          3,200,000(d)          2,975,727
                                                                                    ---------------
Total                                                                                    71,070,487
---------------------------------------------------------------------------------------------------


ENVIRONMENTAL (0.3%)
Clean Harbors
 Sr Secured
 07-15-12                                            11.25             46,000                46,115
Crown Cork & Seal
 Sr Unsecured
 04-15-23                                             8.00          2,425,000             1,903,625
                                                                                    ---------------
Total                                                                                     1,949,740
---------------------------------------------------------------------------------------------------


FOOD AND BEVERAGE (3.2%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 11-01-11                                            11.50         10,160,000             8,636,000
Constellation Brands
 12-15-14                                             8.38            861,000               817,950
 09-01-16                                             7.25          3,391,000             3,204,495
 05-15-17                                             7.25            726,000               686,070
Cott Beverages USA
 12-15-11                                             8.00         14,109,000             8,606,490
Michael Foods
 11-15-13                                             8.00          2,550,000             2,193,000
                                                                                    ---------------
Total                                                                                    24,144,005
---------------------------------------------------------------------------------------------------


GAMING (7.8%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                                             7.13          8,960,000             5,286,400
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
 03-01-12                                            10.13          9,690,000             6,201,600
Firekeepers Development Authority
 Sr Secured
 05-01-15                                            13.88          6,080,000(d)          3,648,000
Indianapolis Downs LLC/Capital
 Sr Secured
 11-01-12                                            11.00          5,030,000(d)          2,892,250
MGM Mirage
 Sr Secured
 11-15-13                                            13.00         13,225,000(d)         12,696,000
Mohegan Tribal Gaming Authority
 02-15-13                                             6.13          4,400,000             2,772,000
Pokagon Gaming Authority
 Sr Nts
 06-15-14                                            10.38          7,907,000(d)          6,800,020
Seneca Gaming
 Sr Unsecured
 05-01-12                                             7.25          2,295,000             1,847,475


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
222  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                                  COUPON           PRINCIPAL
ISSUER                                             RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Seneca Gaming
 Sr Unsecured Series B
 05-01-12                                             7.25%        $1,870,000            $1,505,350
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                                             9.38         15,965,000(d)          8,780,750
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15                                             9.00          7,995,000(d)          6,655,838
                                                                                    ---------------
Total                                                                                    59,085,683
---------------------------------------------------------------------------------------------------


GAS DISTRIBUTORS (1.5%)
Southwestern Energy
 Sr Nts
 02-01-18                                             7.50          2,035,000(d)          1,775,538
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                                             7.25         11,860,000             9,369,400
                                                                                    ---------------
Total                                                                                    11,144,938
---------------------------------------------------------------------------------------------------


GAS PIPELINES (3.5%)
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                                             6.80          1,600,000             1,378,387
El Paso
 Sr Unsecured
 12-12-13                                            12.00          3,430,000             3,404,275
 06-15-14                                             6.88          4,070,000             3,285,772
SONAT
 Sr Unsecured
 02-01-18                                             7.00          2,600,000             1,993,711
Southern Star Central
 Sr Nts
 03-01-16                                             6.75          6,490,000(d)          5,484,050
 03-01-16                                             6.75          9,710,000             8,059,301
Tennessee Gas Pipeline
 Sr Unsecured
 12-15-11                                             6.00          1,071,000               951,820
Williams Companies
 Sr Unsecured
 10-01-10                                             6.38          2,000,000(d)          1,864,464
                                                                                    ---------------
Total                                                                                    26,421,780
---------------------------------------------------------------------------------------------------


HEALTH CARE (6.1%)
Community Health Systems
 07-15-15                                             8.88          7,795,000             7,171,400
DaVita
 03-15-13                                             6.63          6,560,000             6,232,000
HCA
 Sr Secured
 11-15-16                                             9.25          7,640,000             7,009,700
HCA
 Sr Secured Pay-in-kind
 11-15-16                                             9.63          4,682,000(e)          3,651,960
IASIS Healthcare LLC/Capital
 06-15-14                                             8.75          3,220,000             2,495,500
Omnicare
 12-15-13                                             6.75          5,760,000             4,896,000
 12-15-15                                             6.88          7,920,000             6,494,400
Omnicare
 Sr Sub Nts
 06-01-13                                             6.13          2,245,000             1,885,800
Select Medical
 02-01-15                                             7.63         11,750,000             6,227,500
                                                                                    ---------------
Total                                                                                    46,064,260
---------------------------------------------------------------------------------------------------


HOME CONSTRUCTION (1.4%)
D.R. Horton
 02-01-09                                             8.00          6,000,000             5,937,049
 01-15-10                                             4.88            790,000               716,925
K Hovnanian Enterprises
 Sr Secured
 05-01-13                                            11.50          4,949,000             3,761,240
Norcraft Holdings LP/Capital
 Sr Disc Nts
 09-01-12                                             9.75            202,000               150,490
William Lyon Homes
 02-15-14                                             7.50            570,000               136,800
                                                                                    ---------------
Total                                                                                    10,702,504
---------------------------------------------------------------------------------------------------


INDEPENDENT ENERGY (7.6%)
Chesapeake Energy
 06-15-14                                             7.50            225,000               190,125
 08-15-14                                             7.00          1,230,000             1,020,900
 06-15-15                                             6.38          2,000,000             1,580,000
 01-15-16                                             6.63          1,280,000             1,011,200
 01-15-16                                             6.88          5,621,000             4,496,800
 01-15-18                                             6.25            175,000               129,500
Compton Petroleum Finance
 12-01-13                                             7.63          3,565,000(c)          1,069,500
Connacher Oil and Gas
 Sr Secured
 12-15-15                                            10.25          6,686,000(c,d)        2,674,400
Denbury Resources
 12-15-15                                             7.50          3,500,000             2,485,000
EXCO Resources
 01-15-11                                             7.25          9,822,000             7,661,160
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15                                             7.75          9,170,000(d)          6,464,850
KCS Energy
 04-01-12                                             7.13          5,375,000             4,031,250
Newfield Exploration
 Sr Sub Nts
 05-15-18                                             7.13          1,970,000             1,536,600
Quicksilver Resources
 08-01-15                                             8.25         10,547,000             6,697,345
 04-01-16                                             7.13          2,523,000             1,349,805
Range Resources
 03-15-15                                             6.38          2,200,000             1,782,000
 05-15-16                                             7.50          4,005,000             3,474,338
 05-01-18                                             7.25          1,165,000               972,775
SandRidge Energy
 06-01-18                                             8.00          5,300,000(d)         2,915,000
SandRidge Energy
 Pay-in-kind
 04-01-15                                             8.63         11,545,000(e)          6,061,125
                                                                                    ---------------
Total                                                                                    57,603,673
---------------------------------------------------------------------------------------------------


MEDIA CABLE (3.9%)
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-12                                             8.00          2,496,000(d)          2,046,720
 04-30-14                                             8.38          7,306,000(d)          5,589,090
CSC Holdings
 Sr Unsecured
 06-15-15                                             8.50          4,360,000(d)          3,836,800
CSC Holdings
 Sr Unsecured Series B
 07-15-09                                             8.13            485,000               482,575
 04-01-11                                             7.63          3,000,000             2,827,500
Mediacom Broadband LLC
 Sr Unsecured
 10-15-15                                             8.50          3,765,000             2,451,956
Mediacom LLC/Capital
 Sr Unsecured
 01-15-13                                             9.50          2,080,000             1,570,400
Videotron
 04-15-18                                             9.13          4,670,000(c,d)        4,343,100
Virgin Media Finance
 04-15-14                                             8.75          6,270,000(c)          4,702,500
 08-15-16                                             9.13          2,100,000(c)          1,596,000
                                                                                    ---------------
Total                                                                                    29,446,641
---------------------------------------------------------------------------------------------------


MEDIA NON CABLE (8.4%)
Belo
 Sr Unsecured
 05-30-13                                             6.75          2,000,000             1,210,000
DIRECTV Holdings LLC/Financing
 06-15-15                                             6.38          1,225,000             1,130,063
 05-15-16                                             7.63          7,000,000             6,790,000
EchoStar DBS
 10-01-14                                             6.63          3,990,000             3,331,650
 02-01-16                                             7.13          7,205,000             6,016,175
Intelsat Intermediate Holding
 Sr Unsecured
 (zero coupon through 02-01-10,
 thereafter 9.50%)
 02-01-15                                            14.50          4,652,000(c,d,m)      3,535,520
Intelsat Subsidiary Holding
 Sr Unsecured
 01-15-13                                             8.50          4,880,000(c,d)        4,514,000
Lamar Media
 08-15-15                                             6.63          4,990,000             3,605,275
Lamar Media
 Series B
 08-15-15                                             6.63            740,000               534,650
Lamar Media
 Series C
 08-15-15                                             6.63          5,246,000             3,790,235
LBI Media
 Sr Sub Nts
 08-01-17                                             8.50            974,000(d)            338,465
Liberty Media LLC
 Sr Unsecured
 05-15-13                                             5.70         10,435,000             6,840,945
LIN Television
 05-15-13                                             6.50          2,400,000             1,146,000


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  223

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                                  COUPON           PRINCIPAL
ISSUER                                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
LIN Television
 Series B
 05-15-13                                             6.50%        $1,435,000              $670,863
Nielsen Finance LLC
 08-01-14                                            10.00          4,975,000             3,980,000
Radio One
 02-15-13                                             6.38            565,000               190,688
Rainbow Natl Services LLC
 09-01-12                                             8.75          9,134,000(d)          8,220,599
Salem Communications Holding
 12-15-10                                             7.75         14,588,000             7,221,059
Sinclair Broadcast Group
 03-15-12                                             8.00            125,000                94,063
                                                                                    ---------------
Total                                                                                    63,160,250
---------------------------------------------------------------------------------------------------


METALS (2.9%)
Freeport-McMoRan Copper & Gold
 Sr Secured
 02-01-14                                             6.88          2,800,000             2,520,000
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-15                                             8.25          6,660,000             5,661,000
 04-01-17                                             8.38          7,390,000             6,059,800
Noranda Aluminum Acquisition
 Pay-in-kind
 05-15-15                                             6.60          2,062,000(e,h)          701,080
Peabody Energy
 04-15-16                                             5.88          2,655,000             2,256,750
 11-01-16                                             7.38          2,060,000             1,936,400
Peabody Energy
 Series B
 03-15-13                                             6.88          2,868,000             2,717,430
                                                                                    ---------------
Total                                                                                    21,852,460
---------------------------------------------------------------------------------------------------


NON CAPTIVE DIVERSIFIED (0.7%)
Ford Motor Credit LLC
 Sr Unsecured
 08-10-11                                             9.88          5,102,000             3,852,010
 10-25-11                                             7.25          1,666,000             1,217,028
                                                                                    ---------------
Total                                                                                     5,069,038
---------------------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.6%)
Helix Energy Solutions Group
 Sr Unsecured
 01-15-16                                             9.50          8,895,000(d)          4,714,350
---------------------------------------------------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (1.4%)
Cardtronics
 08-15-13                                             9.25          6,741,000             4,718,700
Cardtronics
 Series B
 08-15-13                                             9.25          8,045,000             5,631,500
                                                                                    ---------------
Total                                                                                    10,350,200
---------------------------------------------------------------------------------------------------


OTHER INDUSTRY (1.1%)
Chart Inds
 Sr Sub Nts
 10-15-15                                             9.13          5,670,000             4,536,000
Lender Processing Services
 07-01-16                                             8.13          4,518,000             4,026,668
                                                                                    ---------------
Total                                                                                     8,562,668
---------------------------------------------------------------------------------------------------


PACKAGING (0.9%)
Crown Americas LLC/Capital
 11-15-13                                             7.63          1,225,000             1,212,750
Silgan Holdings
 Sr Sub Nts
 11-15-13                                             6.75          3,285,000             2,825,100
Vitro
 02-01-12                                             8.63          3,000,000(c)            930,000
 02-01-17                                             9.13          7,150,000(c)          2,145,000
                                                                                    ---------------
Total                                                                                     7,112,850
---------------------------------------------------------------------------------------------------


PAPER (2.2%)
Boise Cascade LLC
 10-15-14                                             7.13          1,126,000               630,560
Cascades
 02-15-13                                             7.25          1,110,000(c)            566,100
Georgia-Pacific LLC
 06-15-15                                             7.70          7,130,000             5,418,800
 01-15-17                                             7.13          3,632,000(d)          3,050,880
Georgia-Pacific LLC
 Sr Unsecured
 05-15-11                                             8.13          1,300,000             1,222,000
NewPage
 Sr Secured
 05-01-12                                             9.44          9,220,000(h)          3,227,000
 05-01-12                                            10.00          1,379,000               606,760
Norampac
 06-01-13                                             6.75          1,286,000(c)            578,700
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                                             8.00          7,610,000(b,n)        1,445,900
                                                                                    ---------------
Total                                                                                    16,746,700
---------------------------------------------------------------------------------------------------


PHARMACEUTICALS (0.7%)
Warner Chilcott
 02-01-15                                             8.75          6,220,000             5,535,800
---------------------------------------------------------------------------------------------------


RAILROADS (1.4%)
Kansas City Southern Mexico
 Sr Unsecured
 05-01-12                                             9.38          4,000,000(c)          3,660,000
 12-01-13                                             7.63          3,000,000(c)          2,460,000
Kansas City Southern Railway
 12-15-13                                            13.00          2,800,000             2,800,000
 06-01-15                                             8.00          2,500,000             2,000,000
                                                                                    ---------------
Total                                                                                    10,920,000
---------------------------------------------------------------------------------------------------


TECHNOLOGY (3.1%)
Communications & Power Inds
 02-01-12                                             8.00         13,795,000            11,674,019
CPI Intl
 Sr Unsecured
 02-01-15                                             8.88          1,912,000(h)          1,864,200
SS&C Technologies
 12-01-13                                            11.75          5,205,000             4,573,894
SunGard Data Systems
 08-15-15                                            10.25          7,870,000             5,194,200
                                                                                    ---------------
Total                                                                                    23,306,313
---------------------------------------------------------------------------------------------------


WIRELESS (4.7%)
Centennial Cellular Operating/Communications
 06-15-13                                            10.13          4,205,000             4,247,050
Centennial Communications/Cellular Operating LLC/Puerto Rico Operations
 Sr Unsecured
 02-01-14                                             8.13          3,835,000             3,892,525
Cricket Communications
 11-01-14                                             9.38          3,000,000             2,700,000
 07-15-15                                            10.00          3,570,000(d)          3,248,700
MetroPCS Wireless
 11-01-14                                             9.25          3,695,000             3,307,025
Nextel Communications
 Series D
 08-01-15                                             7.38         22,763,000             9,560,460
Nextel Communications
 Series E
 10-31-13                                             6.88          2,555,000             1,085,875
Sprint Capital
 05-01-09                                             6.38          1,640,000             1,629,750
 01-30-11                                             7.63          2,500,000             2,087,500
 03-15-12                                             8.38          4,685,000             3,748,000
                                                                                    ---------------
Total                                                                                    35,506,885
---------------------------------------------------------------------------------------------------


WIRELINES (4.6%)
Cincinnati Bell
 07-15-13                                             7.25            110,000                96,800
 02-15-15                                             7.00          6,265,000             4,792,725
Fairpoint Communications
 Sr Unsecured
 04-01-18                                            13.13          4,285,000(d)          2,013,950
Frontier Communications
 Sr Unsecured
 03-15-19                                             7.13         12,220,000             8,187,400
Qwest Capital Funding
 08-15-10                                             7.90            400,000               364,000
Qwest
 Sr Unsecured
 03-15-12                                             8.88          3,810,000             3,524,250
 10-01-14                                             7.50          5,585,000             4,635,550
 06-15-15                                             7.63          4,915,000             4,030,300
Windstream
 08-01-13                                             8.13          3,730,000             3,431,600
 08-01-16                                             8.63          4,260,000             3,770,100
                                                                                    ---------------
Total                                                                                    34,846,675
---------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $822,841,638)                                                                   $652,218,666
---------------------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
224  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

SENIOR LOANS (7.4%)(k)
                                                  COUPON           PRINCIPAL
BORROWER                                           RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
Alion Science and Technology
 Term Loan
 TBD                                                   TBD         $2,902,595(l,o)       $1,306,168
 02-06-13                                             9.50%         8,900,000             4,005,000
                                                                                    ---------------
Total                                                                                     5,311,168
---------------------------------------------------------------------------------------------------


AUTOMOTIVE (0.4%)
Ford Motor
 Term Loan
 TBD                                                   TBD          3,900,000(l,o)        1,563,237
Lear
 Term Loan
 TBD                                                   TBD          2,065,000(l,o)          936,126
 04-25-12                                        2.96-4.75            500,000               226,665
                                                                                    ---------------
Total                                                                                     2,726,028
---------------------------------------------------------------------------------------------------


CHEMICALS (0.5%)
Hexion Specialty Chemicals
 Tranche Cl Term Loan
 TBD                                                   TBD          6,850,771(l,o)        2,741,765
 05-05-13                                             6.19            480,000               196,800
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 TBD                                                   TBD          1,502,769(l,o)          616,135
 05-05-13                                             3.75            104,000                42,640
                                                                                    ---------------
Total                                                                                     3,597,340
---------------------------------------------------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.4%)
West Corp
 Tranche B2 Term Loan
 TBD                                                   TBD          1,000,000(l,o)          613,750
 10-24-13                                        2.84-4.27          4,488,218             2,754,644
                                                                                    ---------------
Total                                                                                     3,368,394
---------------------------------------------------------------------------------------------------


ELECTRIC (0.2%)
Energy Future Holdings
 Tranche B3 Term Loan
 10-10-14                                        3.96-5.37          1,979,975             1,372,123
---------------------------------------------------------------------------------------------------


ENTERTAINMENT (--%)
AMC Entertainment
 Pay-in-kind Term Loan
 01-26-13                                             2.22            883,231(e)            242,889
---------------------------------------------------------------------------------------------------


GAMING (0.4%)
Fontainebleau Las Vegas LLC
 Delayed Draw Term Loan
 TBD                                                   TBD          1,201,793(j,l,o)        318,475
Fontainebleau Las Vegas LLC
 Term Loan
 06-06-14                                             5.44          2,403,588               636,951
Great Lakes Gaming of Michigan
 Term Loan
 09-15-12                                             9.00          1,756,625(g)          1,721,492
                                                                                    ---------------
Total                                                                                     2,676,918
---------------------------------------------------------------------------------------------------


MEDIA NON CABLE (1.4%)
Dex Media West LLC
 Tranche B Term Loan
 TBD                                                   TBD          4,250,000(l,o)        1,753,125
 10-24-14                                        7.00-7.42          6,490,000             2,677,125
Nielsen Finance LLC
 Dollar Term Loan
 08-09-13                                        3.83-4.39          9,722,897(c)          6,530,578
                                                                                    ---------------
Total                                                                                    10,960,828
---------------------------------------------------------------------------------------------------


METALS (0.1%)
Noranda Aluminum Acquisition
 Tranche B Term Loan
 TBD                                                   TBD          1,452,081(l,o)          842,207
---------------------------------------------------------------------------------------------------


OIL FIELD SERVICES (1.0%)
Dresser
 2nd Lien Term Loan
 05-04-15                                             2.71          6,415,000             3,314,438
Dresser
 Tranche B Term Loan
 TBD                                                   TBD          1,222,284(l,o)          761,886
 05-04-14                                             4.49          5,338,174             3,327,444
                                                                                    ---------------
Total                                                                                     7,403,768
---------------------------------------------------------------------------------------------------


TECHNOLOGY (0.6%)
Flextronics Intl
 Term Loan
 10-01-14                                             6.13          5,486,122             3,401,395
Flextronics Intl
 Tranche A1A Delayed Draw Term Loan
 10-01-14                                        6.40-7.07          1,576,472               977,413
                                                                                    ---------------
Total                                                                                     4,378,808
---------------------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (0.4%)
Hertz
 Letter of Credit
 TBD                                                   TBD            762,298(l,o)          460,428
Hertz
 Tranche B Term Loan
 TBD                                                   TBD          4,257,702(l,o)        2,571,652
                                                                                    ---------------
Total                                                                                     3,032,080
---------------------------------------------------------------------------------------------------


WIRELINES (1.3%)
Fairpoint Communications
 Tranche B Term Loan
 TBD                                                   TBD          1,000,000(l,o)          580,000
 03-31-15                                             5.75          6,713,000             3,893,540
Level 3 Communications
 Term Loan
 TBD                                                   TBD          2,450,000(l,o)        1,539,409
 03-13-14                                             7.00          5,825,000             3,660,022
                                                                                    ---------------
Total                                                                                     9,672,971
---------------------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $75,982,357)                                                                     $55,585,522
---------------------------------------------------------------------------------------------------





MONEY MARKET FUND (6.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              48,887,210(i)        $48,887,210
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $48,887,210)                                                       $48,887,210
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $947,711,205)(p)                                                  $756,691,398
-------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2008, the value of foreign securities represented 5.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $142,104,399 or 18.8% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  225

RiverSource VP - Income Opportunities Fund

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                 ACQUISITION
     SECURITY                                       DATES                  COST
     -----------------------------------------------------------------------------
     Great Lakes Gaming of Michigan
       9.00% Term Loan 2012               03-01-07 thru 09-15-2007      $1,732,349


(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(i) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(j) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Fontainebleau Las Vegas LLC
       Delayed Draw                                                             $1,197,969


(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(m) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(n) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(o) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $20,508,944. See Note 1 to the financial statements.

(p) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $949,444,020 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                     $4,353,573
     Unrealized depreciation                                                   (197,106,195)

     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $(192,752,622)
     --------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
226  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                   ----------------------------------------------------------
                                                        LEVEL 1         LEVEL 2
                                                     QUOTED PRICES       OTHER        LEVEL 3
                                                       IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                      MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
-------------------------------------------------------------------------------------------------------------
Investments in securities                             $48,887,210    $705,691,674   $2,112,514   $756,691,398


The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                          $5,124,523        $(57,682)
  Accrued discounts/premiums                                              8,356              --
  Realized gain (loss)                                                   26,279               *
  Change in unrealized appreciation (depreciation)                   (1,630,381)         57,682
  Net purchases (sales)                                                (628,163)             --
  Transfers in and/or out of Level 3                                   (788,100)             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $2,112,514             $--
--------------------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(71,364).




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  227

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Equity Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (98.9%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AeroVironment                                             2,721(b)           $100,160
Axsys Technologies                                        1,660(b)             91,068
Ceradyne                                                 12,214(b)            248,066
General Dynamics                                         94,226             5,426,475
Rockwell Collins                                         18,253               713,510
United Technologies                                      54,165             2,903,244
                                                                      ---------------
Total                                                                       9,482,523
-------------------------------------------------------------------------------------


AIR FREIGHT & LOGISTICS (0.4%)
CH Robinson Worldwide                                    92,688             5,100,621
Hub Group Cl A                                            7,895(b)            209,454
Pacer Intl                                               22,297               232,558
                                                                      ---------------
Total                                                                       5,542,633
-------------------------------------------------------------------------------------


AIRLINES (0.4%)
Alaska Air Group                                         15,216(b)            445,068
Allegiant Travel                                          2,795(b)            135,753
AMR                                                      19,020(b)            202,943
Continental Airlines Cl B                                 9,038(b)            163,226
Delta Air Lines                                          37,925(b)            434,621
Hawaiian Holdings                                        31,450(b)            200,651
SkyWest                                                  34,674               644,936
Southwest Airlines                                      286,411             2,468,864
UAL                                                      39,680               437,274
US Airways Group                                         39,343(b)            304,121
                                                                      ---------------
Total                                                                       5,437,457
-------------------------------------------------------------------------------------


AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber                                     27,316               168,267
Exide Technologies                                       30,351(b)            160,557
Fuel Systems Solutions                                    3,521(b)            115,348
Goodyear Tire & Rubber                                  106,404(b)            635,232
Johnson Controls                                         35,633(f)            647,095
Lear                                                     58,281(b)             82,176
                                                                      ---------------
Total                                                                       1,808,675
-------------------------------------------------------------------------------------


AUTOMOBILES (0.1%)
Ford Motor                                              135,678(b)            310,703
General Motors                                           33,968               108,698
Harley-Davidson                                          91,151             1,546,832
                                                                      ---------------
Total                                                                       1,966,233
-------------------------------------------------------------------------------------


BEVERAGES (2.7%)
Brown-Forman Cl B                                        30,843             1,588,106
Coca-Cola                                               345,703            15,649,975
PepsiCo                                                 357,491            19,579,782
                                                                      ---------------
Total                                                                      36,817,863
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (2.7%)
Cephalon                                                  1,339(b)            103,157
Cubist Pharmaceuticals                                    5,710(b)            137,954
CV Therapeutics                                          11,795(b)            108,632
Emergent BioSolutions                                     6,689(b)            174,650
Genentech                                                78,004(b)          6,467,311
Gilead Sciences                                         551,017(b)         28,179,008
Myriad Genetics                                           6,526(b)            432,413
NPS Pharmaceuticals                                      17,550(b)            108,986
Vertex Pharmaceuticals                                    3,204(b)             97,338
                                                                      ---------------
Total                                                                      35,809,449
-------------------------------------------------------------------------------------


BUILDING PRODUCTS (0.2%)
American Woodmark                                         7,726               140,845
Insteel Inds                                             13,220               149,254
Masco                                                   220,950             2,459,173
Owens Corning                                             4,886(b)             84,528
Trex                                                      5,630(b)             92,670
                                                                      ---------------
Total                                                                       2,926,470
-------------------------------------------------------------------------------------


CAPITAL MARKETS (1.4%)
BlackRock                                                23,914             3,208,063
Goldman Sachs Group                                      72,955             6,156,672
Knight Capital Group Cl A                                11,585(b)            187,098
Morgan Stanley                                          553,040             8,870,762
Stifel Financial                                          5,645(b)            258,823
SWS Group                                                22,176               420,235
                                                                      ---------------
Total                                                                      19,101,653
-------------------------------------------------------------------------------------


CHEMICALS (1.9%)
Ashland                                                  35,094               368,838
CF Inds Holdings                                         27,652             1,359,372
Dow Chemical                                            969,431            14,628,713
Ecolab                                                   10,532(f)            370,200
EI du Pont de Nemours & Co                               59,516             1,505,755
Innophos Holdings                                         7,688               152,299
Monsanto                                                 49,372             3,473,320
OM Group                                                  8,136(b)            171,751
PPG Inds                                                 42,210             1,790,970
Sigma-Aldrich                                            30,638             1,294,149
Solutia                                                  23,241(b)            104,585
Stepan                                                    3,339               156,900
Westlake Chemical                                         6,911               112,580
WR Grace & Co                                            48,545(b)            289,814
                                                                      ---------------
Total                                                                      25,779,246
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (2.1%)
BancFirst                                                 2,945               155,849
BB&T                                                    159,943             4,392,034
Comerica                                                 99,523             1,975,532
Fifth Third Bancorp                                     248,899             2,055,906
First Citizens BancShares Cl A                              606                92,597
First Financial                                           3,496               143,301
First Financial Bankshares                                4,576               252,641
Home BancShares                                           4,210               113,460
Intl Bancshares                                           7,265               158,595
KeyCorp                                                 255,600             2,177,712
MainSource Financial Group                                8,509               131,890
Marshall & Ilsley                                       112,113             1,529,221
Popular                                                  12,390(c)             63,932
Republic Bancorp Cl A                                     5,483               149,138
SunTrust Banks                                          121,041             3,575,551
TowneBank                                                 5,730               142,047
Trico Bancshares                                          4,803               119,931
Trustmark                                                 6,530               140,983
UMB Financial                                             3,803               186,879
Wells Fargo & Co                                        961,081            10,645,412
Wilshire Bancorp                                         16,228               147,350
Zions Bancorporation                                      6,770               165,933
                                                                      ---------------
Total                                                                      28,515,894
-------------------------------------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.7%)
ABM Inds                                                  4,588                87,401
American Ecology                                          3,095                62,612
Avery Dennison                                           26,470               866,363
Clean Harbors                                             3,757(b)            238,344
HNI                                                       9,948               157,576
Kimball Intl Cl B                                        21,474               184,891
Republic Services                                        53,589             1,328,472
RR Donnelley & Sons                                      87,206             1,184,257
Sykes Enterprises                                         6,582(b)            125,848
Tetra Tech                                                3,273(b)             79,043
United Stationers                                         3,664(b)            122,707
Waste Management                                        154,443             5,118,242
                                                                      ---------------
Total                                                                       9,555,756
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (0.8%)
3Com                                                     62,400(b)            142,272
Airvana                                                  23,721(b)            145,173
ARRIS Group                                              19,760(b)            157,092
Cisco Systems                                           114,616(b)          1,868,241
Corning                                                 127,347             1,213,617
InterDigital                                             13,862(b)            381,205
Motorola                                                 73,258               324,533
NETGEAR                                                  10,354(b)            118,139
QUALCOMM                                                179,692             6,438,364
Tekelec                                                  12,435(b)            165,883
                                                                      ---------------
Total                                                                      10,954,519
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
228  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)


COMPUTERS & PERIPHERALS (2.6%)
Adaptec                                                  40,298(b)           $132,983
Apple                                                    66,078(b)          5,639,757
Electronics for Imaging                                  12,723(b)            121,632
Hewlett-Packard                                         185,412(f)          6,728,601
IBM                                                     226,619            19,072,256
Lexmark Intl Cl A                                       117,061(b)          3,148,941
NCR                                                      12,920(b)            182,689
                                                                      ---------------
Total                                                                      35,026,859
-------------------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING (0.1%)
EMCOR Group                                              10,325(b)            231,590
Granite Construction                                     17,583               772,421
Perini                                                   23,413(b)            547,396
                                                                      ---------------
Total                                                                       1,551,407
-------------------------------------------------------------------------------------


CONSUMER FINANCE (0.1%)
Advanta Cl B                                             42,678                89,197
Discover Financial Services                              51,590               491,653
SLM                                                     136,105(b)          1,211,334
                                                                      ---------------
Total                                                                       1,792,184
-------------------------------------------------------------------------------------


CONTAINERS & PACKAGING (--%)
Rock-Tenn Cl A                                           12,213               417,440
-------------------------------------------------------------------------------------


DISTRIBUTORS (0.2%)
Genuine Parts                                            58,188             2,202,998
-------------------------------------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.3%)
Career Education                                          2,868(b)             51,452
Corinthian Colleges                                      11,904(b)            194,868
H&R Block                                               147,940             3,361,197
Regis                                                    11,005               159,903
Universal Technical Institute                             6,093(b)            104,617
                                                                      ---------------
Total                                                                       3,872,037
-------------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (7.8%)
Apollo Management LP                                    760,352(d,e)        1,140,528
Bank of America                                       2,111,731            28,421,511
Citigroup                                             3,602,125            24,170,259
JPMorgan Chase & Co                                   1,581,387            49,861,132
KKR Financial Holdings LLC                              305,901               483,324
Life Partners Holdings                                    3,244               141,568
Moody's                                                   4,203                84,438
                                                                      ---------------
Total                                                                     104,302,760
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
CenturyTel                                               24,662               674,012
Embarq                                                   89,308             3,211,517
Frontier Communications                                  73,583               643,115
                                                                      ---------------
Total                                                                       4,528,644
-------------------------------------------------------------------------------------


ELECTRIC UTILITIES (1.4%)
Entergy                                                  24,032             1,997,780
Exelon                                                  161,877             9,001,981
FirstEnergy                                             137,526             6,681,013
Hawaiian Electric Inds                                   15,923               352,535
Portland General Electric                                15,469               301,181
                                                                      ---------------
Total                                                                      18,334,490
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (0.2%)
American Superconductor                                   4,983(b)             81,273
Emerson Electric                                         75,872             2,777,674
Encore Wire                                               6,973               132,208
Energy Conversion Devices                                10,787(b)            271,940
                                                                      ---------------
Total                                                                       3,263,095
-------------------------------------------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Anixter Intl                                              6,787(b)            204,424
Arrow Electronics                                        28,895(b)            544,382
Avnet                                                    27,372(b)            498,444
Benchmark Electronics                                    39,760(b)            507,735
Ingram Micro Cl A                                        44,001(b)            589,173
Insight Enterprises                                      30,972(b)            213,707
Jabil Circuit                                           204,278             1,378,878
Methode Electronics                                      15,895               107,132
Plexus                                                    7,354(b)            124,650
SYNNEX                                                   11,245(b)            127,406
                                                                      ---------------
Total                                                                       4,295,931
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes                                             52,170             1,673,092
BASiC Energy Services                                    25,403(b)            331,255
BJ Services                                             125,021             1,458,995
Bronco Drilling                                           7,873(b)             50,860
Complete Production Services                             14,615(b)            119,112
ENSCO Intl                                               72,075             2,046,209
GulfMark Offshore                                         6,113(b)            145,428
Halliburton                                             303,172             5,511,666
Helmerich & Payne                                        10,096               229,684
Lufkin Inds                                               4,326               149,247
Nabors Inds                                             198,836(b,c)        2,380,067
Newpark Resources                                        19,191(b)             71,007
Noble                                                    77,230             1,706,011
Oil States Intl                                           4,799(b)             89,693
Parker Drilling                                          72,322(b)            209,734
Patterson-UTI Energy                                     20,754               238,879
Pioneer Drilling                                         19,388(b)            107,991
Rowan Companies                                          48,600               772,740
RPC                                                       7,849                76,606
Smith Intl                                               24,930               570,648
Tidewater                                                 4,274               172,114
Unit                                                      4,898(b)            130,875
Weatherford Intl                                        320,713(b)          3,470,115
                                                                      ---------------
Total                                                                      21,712,028
-------------------------------------------------------------------------------------


FOOD & STAPLES RETAILING (5.8%)
Casey's General Stores                                    5,792               131,884
Costco Wholesale                                         18,896(f)            992,040
Ingles Markets Cl A                                       8,288               145,786
Nash Finch                                                2,804               125,872
Pantry                                                    5,646(b)            121,107
SUPERVALU                                                79,879             1,166,233
Walgreen                                                132,647(f)          3,272,401
Wal-Mart Stores                                       1,262,970            70,802,098
Winn-Dixie Stores                                        21,456(b)            345,442
                                                                      ---------------
Total                                                                      77,102,863
-------------------------------------------------------------------------------------


FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland                                   36,670             1,057,196
Cal-Maine Foods                                           5,498               157,793
Campbell Soup                                             8,701               261,117
Darling Intl                                             29,946(b)            164,404
Dean Foods                                               48,826(b,f)          877,403
Diamond Foods                                             3,586                72,258
Flowers Foods                                            18,230               444,083
Fresh Del Monte Produce                                   7,894(b,c)          176,983
General Mills                                           221,779            13,473,073
Hershey                                                   9,651               335,276
Imperial Sugar                                            4,108                58,909
JM Smucker                                               17,602               763,223
Lance                                                     3,303                75,771
Ralcorp Holdings                                          8,219(b)            479,990
Sanderson Farms                                           4,089               141,316
Sara Lee                                                342,160             3,349,746
TreeHouse Foods                                           4,580(b)            124,759
Tyson Foods Cl A                                        103,736               908,727
                                                                      ---------------
Total                                                                      22,922,027
-------------------------------------------------------------------------------------


GAS UTILITIES (0.2%)
Atmos Energy                                              7,144               169,313
Laclede Group                                             4,805               225,066
New Jersey Resources                                     11,011               433,283
Nicor                                                    17,869               620,769
Piedmont Natural Gas                                     10,733               339,914
Questar                                                  39,934             1,305,442
                                                                      ---------------
Total                                                                       3,093,787
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Becton Dickinson & Co                                    51,457             3,519,143
Conmed                                                    2,720(b)             65,117
CryoLife                                                  9,376(b)             91,041
Cyberonics                                                5,686(b)             94,217
Greatbatch                                                4,687(b)            124,018
Natus Medical                                             4,630(b)             59,959
St. Jude Medical                                         17,707(b)            583,623
STERIS                                                   17,177               410,359
Thoratec                                                 11,994(b)            389,685
Volcano                                                  10,391(b)            155,865
ZOLL Medical                                              6,733(b)            127,186
                                                                      ---------------
Total                                                                       5,620,213
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (0.8%)
Almost Family                                             2,394(b)            107,682
AMERIGROUP                                               16,634(b)            491,036


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  229

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Cardinal Health                                          51,414(f)         $1,772,241
CIGNA                                                   242,403             4,084,490
Coventry Health Care                                      8,888(b)            132,253
Gentiva Health Services                                   4,454(b)            130,324
HealthSpring                                             29,129(b)            581,706
Kindred Healthcare                                       29,045(b)            378,166
Landauer                                                  1,362                99,835
LHC Group                                                 1,427(b)             51,372
Magellan Health Services                                 11,487(b)            449,831
Molina Healthcare                                        10,351(b)            182,281
Omnicare                                                  4,945               137,273
Quest Diagnostics                                        29,579(f)          1,535,446
Tenet Healthcare                                        331,826(b)            381,600
UnitedHealth Group                                       26,523               705,512
Universal American Financial                             12,166(b)            107,304
Universal Health Services Cl B                            2,317                87,050
                                                                      ---------------
Total                                                                      11,415,402
-------------------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (0.1%)
Darden Restaurants                                       15,379               433,380
Intl Game Technology                                     47,245               561,743
Panera Bread Cl A                                         1,621(b)             84,681
Starwood Hotels & Resorts Worldwide                      12,982               232,378
Wyndham Worldwide                                        92,220               604,041
                                                                      ---------------
Total                                                                       1,916,223
-------------------------------------------------------------------------------------


HOUSEHOLD DURABLES (0.9%)
American Greetings Cl A                                  13,810               104,542
Black & Decker                                           21,537               900,462
Centex                                                   73,185               778,688
DR Horton                                               331,005             2,340,205
Garmin                                                   10,538(c)            202,013
Harman Intl Inds                                         74,711             1,249,915
KB Home                                                  29,637               403,656
Leggett & Platt                                          56,990               865,678
Lennar Cl A                                              73,437               636,699
Natl Presto Inds                                          4,050               311,850
Newell Rubbermaid                                        22,190               217,018
NVR                                                         339(b)            154,669
Pulte Homes                                             111,706             1,220,947
Ryland Group                                              8,084               142,844
Snap-On                                                  34,262             1,349,238
Stanley Works                                             4,714               160,747
Toll Brothers                                             4,218(b)             90,392
Whirlpool                                                31,822             1,315,840
                                                                      ---------------
Total                                                                      12,445,403
-------------------------------------------------------------------------------------


HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                                       123,004             8,430,694
Kimberly-Clark                                           46,765             2,466,386
                                                                      ---------------
Total                                                                      10,897,080
-------------------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Calpine                                                   5,715(b)             41,605
Constellation Energy Group                               10,914               273,832
Dynegy Cl A                                             255,229(b)            510,458
                                                                      ---------------
Total                                                                         825,895
-------------------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES (1.3%)
3M                                                      118,900             6,841,506
Seaboard                                                    227               271,038
Textron                                                  50,276               697,328
Tredegar                                                  7,816               142,095
Tyco Intl                                               439,729(c)          9,498,146
                                                                      ---------------
Total                                                                      17,450,113
-------------------------------------------------------------------------------------


INSURANCE (5.3%)
AFLAC                                                    80,569             3,693,283
Allied World Assurance Holdings                           4,701(c)            190,861
Allstate                                                654,882            21,453,933
American Financial Group                                  7,470               170,914
Arch Capital Group                                        3,836(b,c)          268,904
Aspen Insurance Holdings                                 38,281(c)            928,314
Axis Capital Holdings                                    12,561(c)            365,776
Chubb                                                   118,509             6,043,959
Cincinnati Financial                                      8,326               242,037
Employers Holdings                                       21,083               347,870
Everest Re Group                                          4,307(c)            327,935
HCC Insurance Holdings                                   10,025               268,169
IPC Holdings                                             21,177(c)            633,192
Marsh & McLennan Companies                              147,619             3,582,713
Montpelier Re Holdings                                   34,325(c)            576,317
Odyssey Re Holdings                                      11,523               597,007
PartnerRe                                                 4,191(c)            298,693
Platinum Underwriters Holdings                           23,245(c)            838,680
Progressive                                             753,675            11,161,926
RenaissanceRe Holdings                                    5,072(c)            261,512
Travelers Companies                                     372,604            16,841,700
Validus Holdings                                         25,313(c)            662,188
WR Berkley                                               12,349               382,819
Zenith Natl Insurance                                    15,729               496,565
                                                                      ---------------
Total                                                                      70,635,267
-------------------------------------------------------------------------------------


INTERNET & CATALOG RETAIL (--%)
NutriSystem                                              19,841               289,480
Ticketmaster Entertainment                               14,250(b)             91,485
                                                                      ---------------
Total                                                                         380,965
-------------------------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES (--%)
Ariba                                                    25,489(b)            183,775
EarthLink                                                17,655(b)            119,348
ModusLink Global Solutions                               34,634(b)            100,092
RealNetworks                                             32,456(b)            114,570
                                                                      ---------------
Total                                                                         517,785
-------------------------------------------------------------------------------------


IT SERVICES (1.4%)
Affiliated Computer Services Cl A                        69,519(b)          3,194,398
Automatic Data Processing                                28,098             1,105,375
Ciber                                                    35,196(b)            169,293
Convergys                                                 7,225(b)             46,312
CSG Systems Intl                                         10,800(b)            188,676
Integral Systems                                          8,562(b)            103,172
ManTech Intl Cl A                                        10,374(b)            562,167
MasterCard Cl A                                          43,424             6,206,593
NCI Cl A                                                  4,066(b)            122,509
Perot Systems Cl A                                       13,612(b)            186,076
SAIC                                                     26,004(b)            506,558
Total System Services                                    11,825               165,550
Visa Cl A                                                18,723               982,021
Western Union                                           356,898             5,117,917
                                                                      ---------------
Total                                                                      18,656,617
-------------------------------------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick                                                53,932               227,054
Eastman Kodak                                           140,627               925,326
Hasbro                                                   64,551             1,882,953
JAKKS Pacific                                            19,520(b)            402,698
Mattel                                                  138,818             2,221,087
                                                                      ---------------
Total                                                                       5,659,118
-------------------------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.1%)
Illumina                                                  3,047(b)             79,374
Luminex                                                   9,871(b)            210,845
PerkinElmer                                              68,678               955,311
Techne                                                      889                57,358
                                                                      ---------------
Total                                                                       1,302,888
-------------------------------------------------------------------------------------


MACHINERY (1.3%)
Badger Meter                                              1,961                56,908
Cummins                                                  28,233               754,668
Deere & Co                                               50,342             1,929,105
Dover                                                    42,251             1,390,903
Eaton                                                    52,239             2,596,801
Flowserve                                                27,774             1,430,361
Force Protection                                         24,950(b)            149,201
FreightCar America                                        3,527                64,438
Gardner Denver                                            9,467(b)            220,960
Gorman-Rupp                                               3,992               124,231
Illinois Tool Works                                      84,392             2,957,940
Ingersoll-Rand Cl A                                     100,110(c)          1,736,909
Joy Global                                                8,532               195,297
Manitowoc                                               147,337             1,275,938
Mueller Inds                                             24,979               626,473
NACCO Inds Cl A                                           4,002               149,715
Nordson                                                   6,797               219,475


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
230  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MACHINERY (CONT.)
Pall                                                     26,963              $766,558
SPX                                                       5,316               215,564
Terex                                                    12,693(b)            219,843
Wabtec                                                   13,800               548,550
                                                                      ---------------
Total                                                                      17,629,838
-------------------------------------------------------------------------------------


MEDIA (3.7%)
CBS Cl B                                                629,675             5,157,038
Comcast Cl A                                            656,363            11,079,407
DreamWorks Animation SKG Cl A                             2,348(b)             59,310
Gannett                                                 422,538             3,380,304
Marvel Entertainment                                      9,303(b)            286,067
Meredith                                                 47,356               810,735
New York Times Cl A                                     145,980             1,070,033
News Corp Cl A                                          154,903             1,408,068
Sirius XM Radio                                      18,324,205(b)          2,198,905
Time Warner Cable Cl A                                   59,270(b)          1,271,342
Virgin Media                                          4,724,379(e)         23,574,652
WorldSpace Cl A                                         146,291(b)              1,390
                                                                      ---------------
Total                                                                      50,297,251
-------------------------------------------------------------------------------------


METALS & MINING (1.4%)
AK Steel Holding                                         74,980               698,814
Alcoa                                                    26,304               296,183
AM Castle & Co                                           12,753               138,115
Cliffs Natural Resources                                 20,278               519,320
Compass Minerals Intl                                     6,160               361,346
Freeport-McMoRan Copper & Gold                           23,039               563,073
Kaiser Aluminum                                           3,984                89,720
Newmont Mining                                           56,668             2,306,399
Nucor                                                   201,312             9,300,613
Olympic Steel                                             7,466               152,082
Reliance Steel & Aluminum                                14,468               288,492
Timminco                                                277,094(b,c)          804,790
United States Steel                                      78,219             2,909,747
                                                                      ---------------
Total                                                                      18,428,694
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.6%)
Big Lots                                                 44,877(b)            650,268
Dillard's Cl A                                           25,663               101,882
Dollar Tree                                               5,482(b)            229,148
Family Dollar Stores                                     97,356             2,538,071
Fred's Cl A                                              15,962               171,751
JC Penney                                                15,380(f)            302,986
Kohl's                                                   66,522(b)          2,408,096
Macy's                                                   44,703               462,676
Nordstrom                                                45,125               600,614
Sears Holdings                                            5,939(b)            230,849
                                                                      ---------------
Total                                                                       7,696,341
-------------------------------------------------------------------------------------


MULTI-UTILITIES (0.3%)
MDU Resources Group                                      12,976               280,022
TECO Energy                                              65,747               811,975
Vectren                                                   4,803               120,123
Wisconsin Energy                                         28,437             1,193,786
Xcel Energy                                              55,895(f)          1,036,852
                                                                      ---------------
Total                                                                       3,442,758
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (14.0%)
Apache                                                  121,793             9,077,232
Arena Resources                                           2,710(b)             76,124
Bill Barrett                                              2,619(b)             55,339
BPZ Resources                                            11,395(b)             72,928
Cabot Oil & Gas                                          77,666             2,019,316
Carrizo Oil & Gas                                         3,676(b)             59,184
Chesapeake Energy                                       312,219             5,048,581
Chevron                                                 757,889            56,061,048
Cimarex Energy                                            8,434               225,863
Clayton Williams Energy                                   2,497(b)            113,464
Comstock Resources                                       10,907(b)            515,356
ConocoPhillips                                          241,907            12,530,783
CONSOL Energy                                           116,863             3,339,945
Contango Oil & Gas                                        2,498(b)            140,637
EOG Resources                                           121,784             8,108,379
EXCO Resources                                           28,389(b)            257,204
Exxon Mobil                                             342,368            27,331,236
Frontier Oil                                             10,566               133,449
Frontline                                                 3,133(c)             92,768
GMX Resources                                             3,174(b)             80,366
Goodrich Petroleum                                        5,401(b)            161,760
Gran Tierra Energy                                       42,059(b,c)          117,765
Hess                                                    138,544             7,431,500
Intl Coal Group                                          24,183(b)             55,621
James River Coal                                          8,123(b)            124,526
Marathon Oil                                            244,383             6,686,319
Massey Energy                                            50,654               698,519
McMoRan Exploration                                      21,803(b)            213,669
Murphy Oil                                               71,348             3,164,284
Newfield Exploration                                      4,976(b)             98,276
Noble Energy                                            106,477             5,240,798
Occidental Petroleum                                    118,253             7,093,997
Peabody Energy                                          162,891             3,705,770
Penn Virginia                                             7,908               205,450
Petrohawk Energy                                          8,996(b)            140,607
PetroQuest Energy                                        11,801(b)             79,775
Pioneer Natural Resources                                78,239             1,265,907
Plains Exploration & Production                           5,166(b)            120,058
Range Resources                                          75,920             2,610,889
Rosetta Resources                                        20,746(b)            146,882
Southwestern Energy                                     262,165(b)          7,594,920
Spectra Energy                                          297,605             4,684,303
St. Mary Land & Exploration                               6,456               131,121
Stone Energy                                             10,729(b)            118,234
Sunoco                                                   35,070             1,524,142
Swift Energy                                             22,177(b)            372,795
Tesoro                                                   80,412             1,059,026
USEC                                                     37,582(b)            168,743
VAALCO Energy                                            22,317(b)            166,038
Valero Energy                                           111,881             2,421,105
Western Refining                                          6,942                53,870
World Fuel Services                                       3,588               132,756
XTO Energy                                              133,606             4,712,284
                                                                      ---------------
Total                                                                     187,840,911
-------------------------------------------------------------------------------------


PAPER & FOREST PRODUCTS (--%)
Wausau Paper                                             14,147               161,842
-------------------------------------------------------------------------------------


PERSONAL PRODUCTS (0.2%)
Estee Lauder Companies Cl A                              68,491             2,120,481
-------------------------------------------------------------------------------------


PHARMACEUTICALS (13.2%)
Abbott Laboratories                                      66,896             3,570,240
Eli Lilly & Co                                          209,334             8,429,880
Forest Laboratories                                     256,492(b)          6,532,851
Johnson & Johnson                                       895,436            53,573,936
King Pharmaceuticals                                    498,325(b)          5,292,212
Merck & Co                                              474,879            14,436,322
Mylan                                                    67,543(b)            668,000
Par Pharmaceutical Companies                              9,514(b)            127,583
Pfizer                                                4,139,756            73,315,078
Schering-Plough                                         235,939             4,018,041
Valeant Pharmaceuticals Intl                             15,354(b)            351,607
ViroPharma                                               38,297(b)            498,627
VIVUS                                                    10,397(b)             55,312
Watson Pharmaceuticals                                   25,567(b)            679,315
Wyeth                                                   146,016             5,477,060
                                                                      ---------------
Total                                                                     177,026,064
-------------------------------------------------------------------------------------


PROFESSIONAL SERVICES (0.1%)
Administaff                                               7,451               161,538
Heidrick & Struggles Intl                                 7,331               157,910
Kelly Services Cl A                                      15,660               203,737
Korn/Ferry Intl                                          10,502(b)            119,933
Manpower                                                  7,794               264,917
Navigant Consulting                                       6,497(b)            103,107
TrueBlue                                                 23,950(b)            229,202
                                                                      ---------------
Total                                                                       1,240,344
-------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
American Campus Communities                               5,508               112,804
Anworth Mtge Asset                                       19,392               124,691
BRE Properties Cl A                                       2,260                63,235
Capstead Mtge                                            11,095               119,493
Digital Realty Trust                                      2,318                76,146
Equity Residential                                       84,464             2,518,715
Health Care REIT                                          3,741               157,870
Liberty Property Trust                                    5,932               135,428
United Dominion Realty Trust                              5,988                82,575


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  231

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Ventas                                                    3,686              $123,739
                                                                      ---------------
Total                                                                       3,514,696
-------------------------------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Avatar Holdings                                           4,217(b)            111,834
St. Joe                                                   4,358(b)            105,987
                                                                      ---------------
Total                                                                         217,821
-------------------------------------------------------------------------------------


ROAD & RAIL (4.9%)
Arkansas Best                                            16,134               485,795
Burlington Northern Santa Fe                            235,846            17,855,901
Con-way                                                   2,473                65,782
CSX                                                     407,710            13,238,344
Genesee & Wyoming Cl A                                    5,152(b)            157,136
Kansas City Southern                                      4,285(b)             81,629
Norfolk Southern                                        247,503            11,645,016
Old Dominion Freight Line                                 4,874(b)            138,714
Ryder System                                             46,815             1,815,486
Saia                                                     12,798(b)            138,986
Union Pacific                                           425,213            20,325,181
Werner Enterprises                                        8,708               150,997
YRC Worldwide                                            15,552(b)             44,634
                                                                      ---------------
Total                                                                      66,143,601
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Altera                                                  154,635             2,583,951
Amkor Technology                                         68,367(b)            149,040
Atmel                                                    20,678(b)             64,722
Infineon Technologies                                   438,198(b,c)          586,866
Infineon Technologies ADR                               333,527(b,c)          466,938
Intel                                                   702,211            10,294,412
Lam Research                                             17,899(b)            380,891
Linear Technology                                       111,786             2,472,706
LSI                                                     222,527(b)            732,114
MEMC Electronic Materials                                41,032(b)            585,937
Microchip Technology                                     66,595             1,300,600
MKS Instruments                                          14,129(b)            208,968
Natl Semiconductor                                       62,872               633,121
NVIDIA                                                   11,880(b)             95,872
OmniVision Technologies                                  19,638(b)            103,100
Sigma Designs                                            12,679(b)            120,451
Silicon Image                                            38,455(b)            161,511
Spansion Cl A                                         1,337,822(b)            253,250
Teradyne                                                 18,491(b)             78,032
Xilinx                                                  190,973             3,403,138
Zoran                                                    16,155(b)            110,339
                                                                      ---------------
Total                                                                      24,785,959
-------------------------------------------------------------------------------------


SOFTWARE (2.6%)
BMC Software                                             70,057(b)          1,885,234
Compuware                                               131,485(b)            887,524
Microsoft                                             1,189,769            23,129,109
Oracle                                                  360,793(b)          6,396,860
Quality Systems                                           3,958               172,648
Red Hat                                                   6,705(b)             88,640
Salesforce.com                                           50,935(b)          1,630,429
Take-Two Interactive Software                             9,855                74,504
TeleCommunication Systems Cl A                           14,973(b)            128,618
                                                                      ---------------
Total                                                                      34,393,566
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (4.6%)
Aaron Rents                                              12,044               320,611
Abercrombie & Fitch Cl A                                 65,660             1,514,776
Advance Auto Parts                                        2,940                98,931
Aeropostale                                              17,706(b)            285,067
American Eagle Outfitters                                 8,068                75,516
Asbury Automotive Group                                  29,538               134,989
AutoNation                                              116,827(b)          1,154,251
AutoZone                                                 13,193(b)          1,840,028
Barnes & Noble                                            9,971               149,565
Bed Bath & Beyond                                       106,649(b)          2,711,018
Best Buy                                                 68,385             1,922,302
Blockbuster Cl A                                        126,108(b)            155,743
Brown Shoe                                               24,814               210,175
Cato Cl A                                                13,141               198,429
Children's Place Retail Stores                           10,738(b)            232,800
Citi Trends                                               3,599(b)             52,977
Collective Brands                                        23,408(b)            274,342
Dress Barn                                               26,331(b)            282,795
Finish Line Cl A                                         24,856               139,194
Foot Locker                                              42,291               310,416
Gap                                                     210,418             2,817,497
Group 1 Automotive                                       16,525               177,974
Home Depot                                            1,311,487            30,190,430
Hot Topic                                                23,926(b)            221,794
Jo-Ann Stores                                             9,150(b)            141,734
Jos A Bank Clothiers                                      7,870(b)            205,801
Limited Brands                                           75,654               759,566
Lowe's Companies                                        410,252             8,828,622
Men's Wearhouse                                          26,091               353,272
Office Depot                                            273,159(b)            814,014
PetSmart                                                  6,040               111,438
RadioShack                                               93,188             1,112,665
Rent-A-Center                                            24,878(b)            439,097
Ross Stores                                               8,827               262,427
Sherwin-Williams                                         25,037             1,495,961
Stage Stores                                             27,309               225,299
Staples                                                  54,919               984,148
Tiffany & Co                                             27,910               659,513
Urban Outfitters                                          5,316(b)             79,634
Wet Seal Cl A                                            60,434(b)            179,489
                                                                      ---------------
Total                                                                      62,124,300
-------------------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Carter's                                                 10,059(b)            193,736
Coach                                                   175,452(b)          3,644,139
Jones Apparel Group                                      78,507               460,051
Liz Claiborne                                           138,685               360,581
Nike Cl B                                                43,389             2,212,839
Polo Ralph Lauren                                        14,820               672,976
Skechers USA Cl A                                        11,691(b)            149,879
Steven Madden                                             8,139(b)            173,523
VF                                                       35,931             1,967,941
                                                                      ---------------
Total                                                                       9,835,665
-------------------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE (0.3%)
Capitol Federal Financial                                 1,326                60,466
First Niagara Financial Group                            17,326               280,161
Freddie Mac                                              61,112                43,396
Hudson City Bancorp                                     205,173             3,274,562
Ocwen Financial                                          16,452(b)            151,029
People's United Financial                                14,811               264,080
Trustco Bank NY                                          11,532               109,669
United Financial Bancorp                                  8,410               127,327
                                                                      ---------------
Total                                                                       4,310,690
-------------------------------------------------------------------------------------


TOBACCO (0.1%)
UST                                                      25,590             1,775,434
-------------------------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.3%)
Beacon Roofing Supply                                    13,153(b)            182,564
Fastenal                                                 40,643             1,416,409
GATX                                                      2,199                68,103
Rush Enterprises Cl A                                    13,301(b)            113,990
Watsco                                                    4,729               181,594
WESCO Intl                                               11,453(b)            220,241
WW Grainger                                              20,347             1,604,156
                                                                      ---------------
Total                                                                       3,787,057
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Sprint Nextel                                           702,140(b)          1,284,916
USA Mobility                                             17,943(b)            207,601
                                                                      ---------------
Total                                                                       1,492,517
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,620,811,969)                                                 $1,334,105,720
-------------------------------------------------------------------------------------






OPTIONS PURCHASED (--%)
                                          EXERCISE      EXPIRATION
ISSUER                        CONTRACTS     PRICE          DATE              VALUE(a)
CALLS
Hertz Global Holdings(g)
Telefonica(g)
Vodafone Group ADR(g)           108,070        $100        Jan. 2009              $11
-------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $421,473)                                                                  $11
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
232  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

MONEY MARKET FUND (1.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              13,332,828(h)        $13,332,828
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $13,332,828)                                                       $13,332,828
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,634,566,270)                                                 $1,347,438,559
-------------------------------------------------------------------------------------




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                NUMBER OF                                           UNREALIZED
                                                CONTRACTS         NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                          LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Russell 2000 Mini Index                            89            $4,393,930       March 2009         $407,402
S&P 500 Index                                      33             7,425,825       March 2009          211,499
----------------------------------------------------------------------------------------------------------------
Total                                                                                                $618,901
----------------------------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $1,140,528 or 0.1% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES                  COST
-------------------------------------------------------------------------------------------------
Apollo Management LP*                                     08-02-07 thru 09-30-08      $16,395,697
Virgin Media                                              06-13-06 thru 08-06-08       90,701,137


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At Dec. 31, 2008, investments in securities included securities valued at $4,754,363 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(g) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(h) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  233

RiverSource VP - Large Cap Equity Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                 FAIR VALUE AT DEC. 31, 2008
                                              -----------------------------------------------------------------
                                                   LEVEL 1          LEVEL 2
                                                QUOTED PRICES        OTHER          LEVEL 3
                                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS       INPUTS         INPUTS            TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                      $1,346,851,683       $586,876          $--        $1,347,438,559
Other financial instruments*                          618,901             --           --               618,901

---------------------------------------------------------------------------------------------------------------
Total                                          $1,347,470,584       $586,876          $--        $1,348,057,460
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
234  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (100.2%)
ISSUER                   SHARES    VALUE(a)
AEROSPACE & DEFENSE (6.1%)
Honeywell Intl             9,267   $304,236
United Technologies        5,420    290,512
                            ---------------
Total                               594,748
-------------------------------------------


CAPITAL MARKETS (5.2%)
Bank of New York
 Mellon                    9,109    258,058
Morgan Stanley            15,569    249,727
                            ---------------
Total                               507,785
-------------------------------------------


CHEMICALS (5.1%)
EI du Pont de Nemours
 & Co                      7,698    194,759
Praxair                    5,000    296,800
                            ---------------
Total                               491,559
-------------------------------------------


COMMERCIAL BANKS (3.6%)
US Bancorp                14,000    350,140
-------------------------------------------


COMMUNICATIONS EQUIPMENT (2.9%)
Juniper Networks          16,000(b) 280,160
-------------------------------------------


COMPUTERS & PERIPHERALS (1.6%)
Seagate Technology        35,000(c) 155,050
-------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (5.1%)
Apollo Management LP   3,600(d,e)     5,400
Bank of America           15,766    221,985
JPMorgan Chase & Co        8,624    271,915
                            ---------------
Total                               499,300
-------------------------------------------


FOOD & STAPLES RETAILING (3.0%)
Costco Wholesale           5,500    288,750
-------------------------------------------


FOOD PRODUCTS (5.2%)
Kraft Foods Cl A          10,568    283,751
Tyson Foods Cl A          25,000    219,000
                            ---------------
Total                               502,751
-------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (6.7%)
Baxter Intl                8,000    428,720
Medtronic                  7,000    219,940
                            ---------------
Total                               648,660
-------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.3%)
Humana                     8,714(b) 324,858
-------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS (1.4%)
AES                       17,000(b) 140,080
-------------------------------------------


INSURANCE (14.8%)
MetLife                   11,048    385,133
Prudential Financial      10,110    305,929
Travelers Companies        7,500    339,000
Unum Group                22,000    409,200
                            ---------------
Total                             1,439,262
-------------------------------------------


MACHINERY (3.2%)
Caterpillar                7,057    315,236
-------------------------------------------


MEDIA (0.2%)
Virgin Media               3,616(e)  18,044
-------------------------------------------


MULTILINE RETAIL (2.4%)
JC Penney                 11,658    229,663
-------------------------------------------


OIL, GAS & CONSUMABLE FUELS (10.7%)
Chevron                    5,108    377,839
Marathon Oil               8,926    244,215
Valero Energy             10,000    216,400
Williams Companies        14,000    202,720
                            ---------------
Total                             1,041,174
-------------------------------------------


PHARMACEUTICALS (4.5%)
Bristol-Myers Squibb      18,807    437,263
-------------------------------------------


ROAD & RAIL (4.0%)
CSX                        6,000    194,820
Union Pacific              4,000    191,200
                            ---------------
Total                               386,020
-------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (--%)
Spansion Cl A              5,036(b)     953
-------------------------------------------


SPECIALTY RETAIL (6.2%)
Gap                       20,694    277,093
Lowe's Companies          15,188    326,845
                            ---------------
Total                               603,938
-------------------------------------------


TOBACCO (5.0%)
Altria Group              12,997    195,735
Philip Morris Intl         6,662    289,863
                            ---------------
Total                               485,598
-------------------------------------------
TOTAL COMMON STOCKS
(Cost: $10,203,069)              $9,740,992
-------------------------------------------



MONEY MARKET FUND (0.3%)
                         SHARES    VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                    27,040(f) $27,040
-------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $27,040)                     $27,040
-------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $10,230,109)              $9,768,032
-------------------------------------------







                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  235

RiverSource VP - Large Cap Value Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $5,400 or 0.1% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                  ACQUISITION
SECURITY                                                             DATES                COST
-----------------------------------------------------------------------------------------------
Apollo Management LP*                                       08-02-07 thru 01-16-08      $76,924
Virgin Media                                                03-12-07 thru 04-10-08       56,611


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                 FAIR VALUE AT DEC. 31, 2008
                                             -------------------------------------------------------------------
                                                  LEVEL 1            LEVEL 2
                                               QUOTED PRICES          OTHER            LEVEL 3
                                                 IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                                MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                  IDENTICAL ASSETS         INPUTS           INPUTS            TOTAL
----------------------------------------------------------------------------------------------------------------
Investments in securities                       $9,768,032             $--               $--          $9,768,032






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
236  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Growth Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (96.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.3%)
Precision Castparts                                     11,761               $699,544
-------------------------------------------------------------------------------------


BEVERAGES (0.6%)
Pepsi Bottling Group                                    73,101              1,645,504
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (5.5%)
BioMarin Pharmaceutical                                111,838(b)           1,990,716
Celera                                                 507,481(b)           5,648,264
Cepheid                                                 68,591(b)             711,975
Genzyme                                                 62,258(b)           4,132,063
OSI Pharmaceuticals                                     42,397(b)           1,655,603
                                                                      ---------------
Total                                                                      14,138,621
-------------------------------------------------------------------------------------


CAPITAL MARKETS (1.5%)
Northern Trust                                           9,706                506,071
TD Ameritrade Holding                                  236,293(b)           3,367,175
                                                                      ---------------
Total                                                                       3,873,246
-------------------------------------------------------------------------------------


CHEMICALS (0.5%)
Potash Corp of Saskatchewan                              8,786(c)             643,311
Zoltek Companies                                        84,663(b)             761,120
                                                                      ---------------
Total                                                                       1,404,431
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (2.2%)
TCF Financial                                          268,464              3,667,219
Zions Bancorporation                                    84,046              2,059,967
                                                                      ---------------
Total                                                                       5,727,186
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (6.4%)
Brocade Communications Systems                         329,219(b)             921,813
Ciena                                                1,212,613(b)           8,124,508
F5 Networks                                             16,892(b)             386,151
Juniper Networks                                       179,827(b)           3,148,771
ORBCOMM                                                169,607(b)             366,351
Riverbed Technology                                    290,796(b)           3,312,166
                                                                      ---------------
Total                                                                      16,259,760
-------------------------------------------------------------------------------------


COMPUTERS & PERIPHERALS (2.0%)
Data Domain                                             51,301(b)             964,459
NetApp                                                  42,366(b)             591,853
Seagate Technology                                      81,515(c)             361,111
Sun Microsystems                                       861,676(b)           3,291,603
                                                                      ---------------
Total                                                                       5,209,026
-------------------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING (3.4%)
Chicago Bridge & Iron                                   91,265(c)             917,213
Fluor                                                   47,355              2,124,819
Foster Wheeler                                          59,043(b)           1,380,425
Quanta Services                                        218,010(b)           4,316,598
                                                                      ---------------
Total                                                                       8,739,055
-------------------------------------------------------------------------------------


CONSTRUCTION MATERIALS (0.7%)
Martin Marietta Materials                               18,867              1,831,608
-------------------------------------------------------------------------------------


CONSUMER FINANCE (0.2%)
First Marblehead                                       454,536(b)             581,806
-------------------------------------------------------------------------------------


DISTRIBUTORS (0.5%)
LKQ                                                    112,122(b)           1,307,343
-------------------------------------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
Strayer Education                                        2,315                496,359
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
FairPoint Communications                               734,052              2,407,691
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (10.4%)
Canadian Solar                                          46,328(b,c)           299,279
Energy Conversion Devices                               86,304(b)           2,175,724
Evergreen Solar                                        837,629(b)           2,672,037
First Solar                                             23,115(b)           3,188,945
FuelCell Energy                                        157,577(b)             611,399
General Cable                                          400,274(b)           7,080,846
Hubbell Cl B                                           170,546              5,573,443
JA Solar Holdings ADR                                  242,322(b,c)         1,058,947
Real Goods Solar Cl A                                  278,692(b)           1,017,226
SunPower Cl A                                           19,216(b)             710,992
Suntech Power Holdings ADR                              32,834(b,c)           384,158
Yingli Green Energy Holding ADR                        275,892(b,c)         1,682,941
                                                                      ---------------
Total                                                                      26,455,937
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (2.4%)
BJ Services                                            189,827              2,215,281
ENSCO Intl                                              62,118              1,763,530
Natl Oilwell Varco                                      37,615(b)             919,311
Noble                                                   30,383                671,160
Smith Intl                                              22,494                514,888
                                                                      ---------------
Total                                                                       6,084,170
-------------------------------------------------------------------------------------


FOOD PRODUCTS (0.3%)
Dean Foods                                              46,009(b)             826,782
-------------------------------------------------------------------------------------


GAS UTILITIES (0.4%)
Questar                                                 33,388              1,091,454
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (4.3%)
Hologic                                                168,546(b)           2,202,896
St. Jude Medical                                       214,195(b)           7,059,868
Varian Medical Systems                                  52,611(b)           1,843,489
                                                                      ---------------
Total                                                                      11,106,253
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.8%)
AmerisourceBergen                                       49,420              1,762,317
Community Health Systems                                64,711(b)             943,486
Coventry Health Care                                    49,364(b)             734,536
Express Scripts                                         29,197(b)           1,605,251
Health Net                                              86,533(b)             942,344
Omnicare                                                72,732              2,019,041
Pediatrix Medical Group                                 57,158(b)           1,811,909
                                                                      ---------------
Total                                                                       9,818,884
-------------------------------------------------------------------------------------


HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                                  32,689(b)           1,256,892
-------------------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.2%)
Brinker Intl                                            45,428                478,811
Chipotle Mexican Grill Cl A                              8,426(b)             522,243
Darden Restaurants                                      28,152                793,324
Pinnacle Entertainment                                  73,469(b)             564,242
Starwood Hotels & Resorts Worldwide                     42,382                758,638
                                                                      ---------------
Total                                                                       3,117,258
-------------------------------------------------------------------------------------


HOUSEHOLD DURABLES (1.1%)
Centex                                                  84,278                896,718
KB Home                                                 68,021                926,446
Lennar Cl A                                            103,522                897,536
                                                                      ---------------
Total                                                                       2,720,700
-------------------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
Ormat Technologies                                      49,924              1,591,078
-------------------------------------------------------------------------------------


INSURANCE (0.3%)
XL Capital Cl A                                        214,295(c)             792,892
-------------------------------------------------------------------------------------


INTERNET & CATALOG RETAIL (0.7%)
Orbitz Worldwide                                       450,651(b)           1,748,526
-------------------------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES (7.1%)
Akamai Technologies                                    570,050(b)           8,602,055
VistaPrint                                             511,217(b,c)         9,513,748
                                                                      ---------------
Total                                                                      18,115,803
-------------------------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.9%)
Illumina                                                24,000(b)             625,200
Techne                                                  26,451              1,706,619
                                                                      ---------------
Total                                                                       2,331,819
-------------------------------------------------------------------------------------


MACHINERY (0.2%)
Joy Global                                              18,510                423,694
-------------------------------------------------------------------------------------


MARINE (0.2%)
Genco Shipping & Trading                                42,324                626,395
-------------------------------------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  237

RiverSource VP - Mid Cap Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)


MEDIA (0.1%)
Sirius XM Radio                                      2,661,958(b)            $319,435
-------------------------------------------------------------------------------------


METALS & MINING (1.8%)
AK Steel Holding                                        92,104                858,409
Allegheny Technologies                                  39,342              1,004,401
Cliffs Natural Resources                                18,273                467,972
Freeport-McMoRan Copper & Gold                          92,632              2,263,926
                                                                      ---------------
Total                                                                       4,594,708
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.4%)
JC Penney                                               28,735                566,079
Nordstrom                                               38,673                514,738
                                                                      ---------------
Total                                                                       1,080,817
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (8.4%)
Arch Coal                                               23,352                380,404
Chesapeake Energy                                       55,771                901,817
CONSOL Energy                                           41,519              1,186,613
Denbury Resources                                      100,806(b)           1,100,802
El Paso                                                248,256              1,943,844
Frontier Oil                                           206,551              2,608,739
Murphy Oil                                              22,168                983,151
Newfield Exploration                                   106,001(b)           2,093,520
Petrohawk Energy                                        50,277(b)             785,830
Southwestern Energy                                     76,229(b)           2,208,354
Tesoro                                                 335,617              4,420,076
Williams Companies                                     149,984              2,171,768
XTO Energy                                              15,961                562,944
                                                                      ---------------
Total                                                                      21,347,862
-------------------------------------------------------------------------------------


PHARMACEUTICALS (3.7%)
Mylan                                                  577,722(b)           5,713,670
Shire ADR                                               85,828(c)           3,843,378
                                                                      ---------------
Total                                                                       9,557,048
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.6%)
Altera                                                 122,257              2,042,914
ASML Holding                                            97,468(c)           1,761,247
Broadcom Cl A                                          127,577(b)           2,164,982
FormFactor                                             150,548(b)           2,198,001
MEMC Electronic Materials                               31,050(b)             443,394
NVIDIA                                                  99,781(b)             805,233
PMC-Sierra                                           1,938,884(b)           9,422,976
ReneSola ADR                                            93,352(b,c)           411,682
                                                                      ---------------
Total                                                                      19,250,429
-------------------------------------------------------------------------------------


SOFTWARE (10.1%)
Citrix Systems                                         185,013(b)           4,360,756
CommVault Systems                                       41,677(b)             558,889
Informatica                                            307,675(b)           4,224,378
Intuit                                                  48,492(b)           1,153,625
Novell                                                 267,810(b)           1,041,781
Quest Software                                          92,800(b)           1,168,352
TIBCO Software                                       2,229,590(b)          11,571,571
VMware Cl A                                             64,121(b)           1,519,026
                                                                      ---------------
Total                                                                      25,598,378
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (2.5%)
American Eagle Outfitters                               51,143                478,698
GameStop Cl A                                          112,017(b)           2,426,288
Jos A Bank Clothiers                                    43,814(b)           1,145,736
Limited Brands                                          42,226                423,949
TJX Companies                                           61,691              1,268,984
Urban Outfitters                                        44,369(b)             664,648
                                                                      ---------------
Total                                                                       6,408,303
-------------------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.5%)
lululemon athletica                                    167,026(b,c)         1,324,516
-------------------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE (1.4%)
MGIC Investment                                        568,034              1,976,758
Radian Group                                           436,370              1,605,842
                                                                      ---------------
Total                                                                       3,582,600
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.7%)
American Tower Cl A                                     28,338(b)             830,870
NII Holdings                                            46,040(b)             837,007
                                                                      ---------------
Total                                                                       1,667,877
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $403,275,925)                                                     $247,161,690
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              7,596,718(d)          $7,596,718
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,596,718)                                                         $7,596,718
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $410,872,643)                                                     $254,758,408
-------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 9.0% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
238  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                         FAIR VALUE AT DEC. 31, 2008
                                               ---------------------------------------------------------------
                                                    LEVEL 1          LEVEL 2
                                                 QUOTED PRICES        OTHER          LEVEL 3
                                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                    IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                        $254,758,408          $--             $--        $254,758,408



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  239

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (97.5%)
ISSUER                 SHARES         VALUE(a)
AEROSPACE & DEFENSE (1.0%)
Goodrich               68,485       $2,535,315
----------------------------------------------


AIRLINES (3.1%)
AMR                   136,184(b)     1,453,083
Continental Airlines
 Cl B                  65,705(b)     1,186,632
Delta Air Lines       251,137(b)     2,878,031
UAL                    73,470          809,639
US Airways Group      169,736(b)     1,312,059
                               ---------------
Total                                7,639,444
----------------------------------------------


AUTO COMPONENTS (0.1%)
ArvinMeritor           46,403          132,249
----------------------------------------------


CAPITAL MARKETS (0.6%)
Invesco               102,326        1,477,587
----------------------------------------------


CHEMICALS (4.1%)
Eastman Chemical      116,355        3,689,617
Lubrizol               75,763        2,757,016
PPG Inds               87,938        3,731,209
                               ---------------
Total                               10,177,842
----------------------------------------------


COMMERCIAL BANKS (2.0%)
Cullen/Frost Bankers   20,304        1,029,007
Huntington
 Bancshares           141,212        1,081,684
KeyCorp               129,923        1,106,943
M&T Bank               15,387          883,368
Regions Financial     118,483          943,125
                               ---------------
Total                                5,044,127
----------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (1.0%)
Ritchie Bros
 Auctioneers          117,926(c)     2,525,975
----------------------------------------------


CONSTRUCTION & ENGINEERING (2.1%)
Chicago Bridge &
 Iron                  80,840(c)       812,442
Fluor                  27,068        1,214,541
Foster Wheeler         43,270(b)     1,011,653
Insituform
 Technologies Cl A     19,880(b)       391,437
Jacobs Engineering
 Group                 26,589(b)     1,278,930
KBR                    39,093          594,214
                               ---------------
Total                                5,303,217
----------------------------------------------


CONSTRUCTION MATERIALS (0.7%)
CEMEX ADR             194,561(b,c)   1,778,288
----------------------------------------------


DISTRIBUTORS (0.5%)
Genuine Parts          34,439        1,303,861
----------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (1.1%)
Apollo Management LP   30,600(d,e)      45,900
CIT Group             581,166        2,638,494
                               ---------------
Total                                2,684,394
----------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
CenturyTel             65,876        1,800,391
Embarq                 46,356        1,666,962
Qwest Communications
 Intl                 960,717        3,497,010
Windstream            208,356        1,916,875
                               ---------------
Total                                8,881,238
----------------------------------------------


ELECTRIC UTILITIES (2.8%)
Allegheny Energy       92,815        3,142,716
Pepco Holdings        149,678        2,658,281
Pinnacle West
 Capital               35,751        1,148,680
                               ---------------
Total                                6,949,677
----------------------------------------------


ELECTRICAL EQUIPMENT (3.1%)
AO Smith               54,418        1,606,419
Cooper Inds Cl A      158,311        4,627,431
Rockwell Automation    46,453        1,497,645
                               ---------------
Total                                7,731,495
----------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
  (1.6%)
Agilent Technologies  150,874(b)     2,358,160
Celestica             373,398(b,c)   1,721,365
                               ---------------
Total                                4,079,525
----------------------------------------------


ENERGY EQUIPMENT & SERVICES (3.0%)
BJ Services           222,901        2,601,254
Cameron Intl           89,387(b)     1,832,434
Transocean             25,799(b)     1,219,003
Weatherford Intl      174,519(b)     1,888,296
                               ---------------
Total                                7,540,987
----------------------------------------------


FOOD PRODUCTS (--%)
Reddy Ice Holdings     51,326           73,909
----------------------------------------------


GAS UTILITIES (1.3%)
Equitable Resources    37,837        1,269,431
Questar                58,307        1,906,056
                               ---------------
Total                                3,175,487
----------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Hospira                44,850(b)     1,202,877
----------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (1.5%)
Humana                 67,836(b)     2,528,926
McKesson               29,260        1,133,240
                               ---------------
Total                                3,662,166
----------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.2%)
Royal Caribbean
 Cruises              207,356        2,851,145
----------------------------------------------


HOUSEHOLD DURABLES (3.9%)
Centex                 51,451          547,439
DR Horton             107,549          760,371
KB Home                39,328          535,647
Mohawk Inds            42,937(b)     1,845,003
Pulte Homes            67,059          732,955
Stanley Works         101,232        3,452,011
Whirlpool              44,170        1,826,430
                               ---------------
Total                                9,699,856
----------------------------------------------


INDUSTRIAL CONGLOMERATES (0.2%)
McDermott Intl         55,404(b)       547,392
----------------------------------------------


INSURANCE (15.1%)
Aon                    94,398        4,312,101
Arch Capital Group     18,674(b,c)   1,309,047
Assurant               86,561        2,596,830
Axis Capital
 Holdings             161,516(c)     4,703,346
Everest Re Group       96,408(c)     7,340,505
Lincoln Natl          146,050        2,751,582
Marsh & McLennan
 Companies             86,893        2,108,893
PartnerRe             107,894(c)     7,689,605
Willis Group
 Holdings             100,305(c)     2,495,588
XL Capital Cl A       511,737(c)     1,893,427
                               ---------------
Total                               37,200,924
----------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.7%)
Hasbro                 63,086        1,840,219
----------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.5%)
Covance                29,442(b)     1,355,215
----------------------------------------------


MACHINERY (5.9%)
AGCO                   55,879(b)     1,318,186
Cummins                39,690        1,060,914
Eaton                 101,019        5,021,653
Ingersoll-Rand Cl A   151,612(c)     2,630,468
Manitowoc             150,390        1,302,377
Parker Hannifin        44,035        1,873,249
Terex                  64,175(b)     1,111,511
                               ---------------
Total                               14,318,358
----------------------------------------------


MEDIA (1.3%)
Natl CineMedia        136,105        1,380,105
Regal Entertainment
 Group Cl A           189,847        1,938,338
                               ---------------
Total                                3,318,443
----------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
240  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES         VALUE(a)


METALS & MINING (2.0%)
Freeport-McMoRan
 Copper & Gold         58,030       $1,418,253
Nucor                  57,316        2,648,000
United States Steel    20,376          757,987
                               ---------------
Total                                4,824,240
----------------------------------------------


MULTILINE RETAIL (2.5%)
Family Dollar Stores  168,405        4,390,318
Macy's                161,690        1,673,492
                               ---------------
Total                                6,063,810
----------------------------------------------


MULTI-UTILITIES (3.2%)
DTE Energy             51,374        1,832,511
Sempra Energy          81,036        3,454,564
Wisconsin Energy       63,461        2,664,093
                               ---------------
Total                                7,951,168
----------------------------------------------


OIL, GAS & CONSUMABLE FUELS (6.8%)
Chesapeake Energy      74,271        1,200,962
El Paso               245,256        1,920,354
Enbridge              124,951(c)     4,057,159
Newfield Exploration   99,894(b)     1,972,907
Pioneer Natural
 Resources             91,484        1,480,211
Southwestern Energy    96,727(b)     2,802,181
Sunoco                 36,509        1,586,681
Ultra Petroleum        48,414(b)     1,670,767
                               ---------------
Total                               16,691,222
----------------------------------------------


PHARMACEUTICALS (2.3%)
King Pharmaceuticals  137,212(b)     1,457,191
Mylan                 430,039(b)     4,253,086
                               ---------------
Total                                5,710,277
----------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (3.7%)
AvalonBay
 Communities           31,095        1,883,735
Boston Properties      15,667          861,685
Equity Residential     86,663        2,584,291
General Growth
 Properties           261,761          325,892
Rayonier               75,471        2,366,016
Ventas                 34,202        1,148,161
                               ---------------
Total                                9,169,780
----------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
St. Joe                57,979(b)     1,410,049
----------------------------------------------


ROAD & RAIL (1.9%)
CSX                    77,711        2,523,276
Kansas City Southern  114,252(b)     2,176,501
                               ---------------
Total                                4,699,777
----------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (4.2%)
ASML Holding           74,660(c)     1,349,106
Lam Research           88,035(b)     1,873,385
LSI                   590,357(b)     1,942,275
Maxim Integrated
 Products             161,859        1,848,430
Microchip Technology  112,027        2,187,887
Micron Technology     420,792(b)     1,110,891
                               ---------------
Total                               10,311,974
----------------------------------------------


SOFTWARE (3.1%)
Adobe Systems          56,573(b)     1,204,439
Autodesk               67,716(b)     1,330,619
BMC Software           73,295(b)     1,972,368
McAfee                 94,645(b)     3,271,879
                               ---------------
Total                                7,779,305
----------------------------------------------


SPECIALTY RETAIL (0.7%)
Bed Bath & Beyond      65,520(b)     1,665,518
----------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (1.2%)
VF                     54,160        2,966,343
----------------------------------------------


TOBACCO (2.8%)
Lorillard             121,232        6,831,423
----------------------------------------------
TOTAL COMMON STOCKS
(Cost: $359,564,978)              $241,106,098
----------------------------------------------





BONDS (0.1%)
                     COUPON  PRINCIPAL
ISSUER                RATE     AMOUNT    VALUE(a)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25             3.50%   $440,000   $365,100
-------------------------------------------------
TOTAL BONDS
(Cost: $551,472)                         $365,100
-------------------------------------------------





MONEY MARKET FUND (3.1%)
                        SHARES      VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                7,669,622(f)$7,669,622
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,669,622)                $7,669,622
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $367,786,072)            $249,140,820
--------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 16.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $45,900 or 0.02% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES           COST
------------------------------------------------------------------------------------------
Apollo Management LP*                                              08-02-07       $717,264



     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  241

RiverSource VP - Mid Cap Value Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          ---------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                   $248,775,720          $365,100            $--          $249,140,820






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
242  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - S&P 500 Index Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (97.5%)
ISSUER                  SHARES      VALUE(a)
AEROSPACE & DEFENSE (2.7%)
Boeing                   17,576     $749,968
General Dynamics          9,352      538,582
Goodrich                  2,948      109,135
Honeywell Intl           17,417      571,800
L-3 Communications
 Holdings                 2,865      211,380
Lockheed Martin           7,984      671,295
Northrop Grumman          7,840      353,114
Precision Castparts       3,340      198,663
Raytheon                  9,933      506,980
Rockwell Collins          3,802      148,620
United Technologies      22,802    1,222,187
                             ---------------
Total                              5,281,724
--------------------------------------------


AIR FREIGHT & LOGISTICS (1.1%)
CH Robinson
 Worldwide                4,060      223,422
Expeditors Intl of
 Washington               5,090      169,344
FedEx                     7,464      478,816
United Parcel
 Service Cl B            23,873    1,316,834
                             ---------------
Total                              2,188,416
--------------------------------------------


AIRLINES (0.1%)
Southwest Airlines       17,744      152,953
--------------------------------------------


AUTO COMPONENTS (0.2%)
Goodyear Tire &
 Rubber                   5,785(b)    34,536
Johnson Controls         14,248(d)   258,744
                             ---------------
Total                                293,280
--------------------------------------------


AUTOMOBILES (0.1%)
Ford Motor               57,297(b)   131,211
General Motors           14,642       46,854
Harley-Davidson           5,586       94,794
                             ---------------
Total                                272,859
--------------------------------------------


BEVERAGES (2.5%)
Brown-Forman Cl B         2,350      121,002
Coca-Cola                47,724    2,160,466
Coca-Cola
 Enterprises              7,610       91,548
Constellation Brands
 Cl A                     4,670(b)    73,646
Dr Pepper Snapple
 Group                    6,085(b)    98,881
Molson Coors Brewing
 Cl B                     3,570      174,644
Pepsi Bottling Group      3,244       73,022
PepsiCo                  37,248    2,040,073
                             ---------------
Total                              4,833,282
--------------------------------------------


BIOTECHNOLOGY (2.1%)
Amgen                    25,410(b) 1,467,428
Biogen Idec               6,994(b)   333,124
Celgene                  10,985(b)   607,251
Cephalon                  1,640(b)   126,346
Genzyme                   6,492(b)   430,874
Gilead Sciences          22,060(b) 1,128,148
                             ---------------
Total                              4,093,171
--------------------------------------------


BUILDING PRODUCTS (--%)
Masco                     8,629       96,041
--------------------------------------------


CAPITAL MARKETS (2.1%)
American Capital          4,955       16,054
Ameriprise Financial      5,196      121,379
Bank of New York
 Mellon                  27,530      779,925
Charles Schwab           22,446      362,952
E*TRADE Financial        13,500(b)    15,525
Federated Investors
 Cl B                     2,120       35,955
Franklin Resources        3,625      231,203
Goldman Sachs Group      10,605      894,956
Invesco                   9,235      133,353
Janus Capital Group       3,783       30,377
Legg Mason                3,405       74,604
Morgan Stanley           25,477      408,651
Northern Trust            5,347      278,793
State Street             10,362(d)   407,537
T Rowe Price Group        6,200      219,728
                             ---------------
Total                              4,010,992
--------------------------------------------


CHEMICALS (1.7%)
Air Products &
 Chemicals                5,025      252,607
CF Inds Holdings          1,360       66,858
Dow Chemical             22,153      334,289
Eastman Chemical          1,737       55,080
Ecolab                    4,024(d)   141,444
EI du Pont de
 Nemours & Co            21,642      547,543
Intl Flavors &
 Fragrances               1,886       56,052
Monsanto                 13,142      924,539
PPG Inds                  3,943      167,301
Praxair                   7,398      439,145
Rohm & Haas               3,019      186,544
Sigma-Aldrich             3,006      126,973
                             ---------------
Total                              3,298,375
--------------------------------------------


COMMERCIAL BANKS (3.1%)
BB&T                     13,255      363,982
Comerica                  3,607       71,599
Fifth Third Bancorp      13,856      114,451
First Horizon Natl        4,920       52,004
Huntington
 Bancshares               8,782       67,270
KeyCorp                  11,875      101,175
M&T Bank                  1,850      106,209
Marshall & Ilsley         6,239       85,100
Natl City                48,835       88,391
PNC Financial
 Services Group           8,354      409,346
Regions Financial        16,596      132,104
SunTrust Banks            8,489      250,765
US Bancorp               42,089    1,052,646
Wells Fargo & Co        142,727    2,966,757
Zions Bancorporation      2,768       67,844
                             ---------------
Total                              5,929,643
--------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison            2,554       83,592
Cintas                    3,153       73,244
Pitney Bowes              4,946      126,024
Republic Services         7,704      190,980
RR Donnelley & Sons       4,918       66,786
Stericycle                2,055(b)   107,024
Waste Management         11,770      390,059
                             ---------------
Total                              1,037,709
--------------------------------------------


COMMUNICATIONS EQUIPMENT (2.4%)
Ciena                     2,165(b)    14,506
Cisco Systems           140,436(b) 2,289,106
Corning                  37,284      355,317
Harris                    3,230      122,902
JDS Uniphase              5,277(b)    19,261
Juniper Networks         12,660(b)   221,677
Motorola                 54,359      240,810
QUALCOMM                 39,712    1,422,880
Tellabs                   9,543(b)    39,317
                             ---------------
Total                              4,725,776
--------------------------------------------


COMPUTERS & PERIPHERALS (4.1%)
Apple                    21,324(b) 1,820,003
Dell                     41,511(b)   425,073
EMC                      48,946(b)   512,465
Hewlett-Packard          58,743    2,131,783
IBM                      32,228    2,712,309
Lexmark Intl Cl A         1,881(b)    50,599
NetApp                    7,919(b)   110,628
QLogic                    3,068(b)    41,234
SanDisk                   5,420(b)    52,032
Sun Microsystems         17,717(b)    67,679
Teradata                  4,224(b)    62,642
                             ---------------
Total                              7,986,447
--------------------------------------------


CONSTRUCTION & ENGINEERING (0.2%)
Fluor                     4,358      195,543
Jacobs Engineering
 Group                    2,950(b)   141,895
                             ---------------
Total                                337,438
--------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  243

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)


CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials          2,637     $183,482
--------------------------------------------


CONSUMER FINANCE (0.5%)
American Express         27,824      516,135
Capital One
 Financial                9,390      299,447
Discover Financial
 Services                11,513      109,719
SLM                      11,207(b)    99,742
                             ---------------
Total                              1,025,043
--------------------------------------------


CONTAINERS & PACKAGING (0.1%)
Ball                      2,268       94,326
Bemis                     2,388       56,548
Pactiv                    3,148(b)    78,322
Sealed Air                3,790       56,623
                             ---------------
Total                                285,819
--------------------------------------------


DISTRIBUTORS (0.1%)
Genuine Parts             3,826      144,852
--------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group Cl A         2,553(b)   195,611
H&R Block                 8,132      184,759
                             ---------------
Total                                380,370
--------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (3.5%)
Bank of America         158,753    2,141,529
CIT Group                 8,655       39,294
Citigroup               130,711      877,071
CME Group                 1,605      334,017
Intercontinen-
 talExchange              1,730(b)   142,621
JPMorgan Chase & Co      89,521    2,822,596
Leucadia Natl             4,245       84,051
Moody's                   4,660       93,619
NASDAQ OMX Group          3,270(b)    80,802
NYSE Euronext             6,355      174,000
                             ---------------
Total                              6,789,600
--------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES
  (3.5%)
AT&T                    141,343    4,028,275
CenturyTel                2,405       65,729
Embarq                    3,405      122,444
Frontier
 Communications           7,468       65,270
Qwest Communications
 Intl                    35,142      127,917
Verizon
 Communications          68,133    2,309,709
Windstream               10,537       96,940
                             ---------------
Total                              6,816,284
--------------------------------------------


ELECTRIC UTILITIES (2.4%)
Allegheny Energy          4,057      137,370
American Electric
 Power                    9,675      321,984
Duke Energy              30,353      455,599
Edison Intl               7,811      250,889
Entergy                   4,542      377,576
Exelon                   15,784      877,749
FirstEnergy               7,316      355,411
FPL Group                 9,804      493,435
Pepco Holdings            5,185       92,086
Pinnacle West
 Capital                  2,417       77,658
PPL                       8,996      276,087
Progress Energy           6,311      251,493
Southern                 18,574      687,239
                             ---------------
Total                              4,654,576
--------------------------------------------


ELECTRICAL EQUIPMENT (0.5%)
Cooper Inds Cl A          4,160      121,597
Emerson Electric         18,394      673,404
Rockwell Automation       3,394      109,423
                             ---------------
Total                                904,424
--------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS &
  COMPONENTS (0.3%)
Agilent Technologies      8,393(b)   131,183
Amphenol Cl A             4,215      101,076
Jabil Circuit             5,055       34,121
Molex                     3,383       49,020
Tyco Electronics         10,972(c)   177,855
                             ---------------
Total                                493,255
--------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.5%)
Baker Hughes              7,381      236,709
BJ Services               6,998       81,667
Cameron Intl              5,265(b)   107,933
ENSCO Intl                3,400       96,526
Halliburton              21,434      389,670
Nabors Inds               6,830(b,c)  81,755
Natl Oilwell Varco       10,010(b)   244,644
Noble                     6,334      139,918
Rowan Companies           2,710       43,089
Schlumberger             28,692    1,214,532
Smith Intl                5,265      120,516
Weatherford Intl         16,340(b)   176,799
                             ---------------
Total                              2,933,758
--------------------------------------------


FOOD & STAPLES RETAILING (3.2%)
Costco Wholesale         10,349      543,323
CVS Caremark             34,453      990,179
Kroger                   15,654      413,422
Safeway                  10,283      244,427
SUPERVALU                 5,083       74,212
SYSCO                    14,367      329,579
Walgreen                 23,744      585,764
Wal-Mart Stores          53,633    3,006,666
Whole Foods Market        3,370       31,813
                             ---------------
Total                              6,219,385
--------------------------------------------


FOOD PRODUCTS (1.8%)
Archer-Daniels-
 Midland                 15,385      443,550
Campbell Soup             4,934      148,069
ConAgra Foods            10,722      176,913
Dean Foods                3,695(b)    66,399
General Mills             8,014      486,851
Hershey                   3,980      138,265
HJ Heinz                  7,547      283,767
JM Smucker                2,840      123,142
Kellogg                   6,041      264,898
Kraft Foods Cl A         35,241      946,222
McCormick & Co            3,120       99,403
Sara Lee                 16,955      165,989
Tyson Foods Cl A          7,250       63,510
                             ---------------
Total                              3,406,978
--------------------------------------------


GAS UTILITIES (0.1%)
Equitable Resources       3,135      105,179
Nicor                     1,108       38,492
Questar                   4,160      135,991
                             ---------------
Total                                279,662
--------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter Intl              14,874      797,098
Becton Dickinson &
 Co                       5,830      398,714
Boston Scientific        36,011(b)   278,725
Covidien                 12,082(c)   437,852
CR Bard                   2,382      200,707
DENTSPLY Intl             3,570      100,817
Hospira                   3,827(b)   102,640
Intuitive Surgical          955(b)   121,275
Medtronic                26,819      842,653
St. Jude Medical          8,254(b)   272,052
Stryker                   5,808      232,030
Varian Medical
 Systems                  2,985(b)   104,594
Zimmer Holdings           5,388(b)   217,783
                             ---------------
Total                              4,106,940
--------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna                    11,058      315,153
AmerisourceBergen         3,748      133,654
Cardinal Health           8,623      297,235
CIGNA                     6,590      111,042
Coventry Health Care      3,575(b)    53,196
DaVita                    2,490(b)   123,429
Express Scripts           5,940(b)   326,581
Humana                    4,051(b)   151,021
Laboratory Corp of
 America Holdings         2,588(b)   166,693
McKesson                  6,614      256,160
Medco Health
 Solutions               11,950(b)   500,825
Patterson Companies       2,185(b)    40,969
Quest Diagnostics         3,800      197,258
Tenet Healthcare          9,959(b)    11,453
UnitedHealth Group       28,968      770,548
WellPoint                12,212(b)   514,492
                             ---------------
Total                              3,969,709
--------------------------------------------


HEALTH CARE TECHNOLOGY (--%)
IMS Health                4,365       66,173
--------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Unit            10,477      254,801
Darden Restaurants        3,323       93,642
Intl Game Technology      7,066       84,015
Marriott Intl Cl A        7,038      136,889
McDonald's               26,730    1,662,338
Starbucks                17,642(b)   166,893
Starwood Hotels &
 Resorts Worldwide        4,385       78,492
Wyndham Worldwide         4,255       27,870
Wynn Resorts              1,495       63,179


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
244  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Yum! Brands              11,092     $349,398
                             ---------------
Total                              2,917,517
--------------------------------------------


HOUSEHOLD DURABLES (0.4%)
Black & Decker            1,442       60,290
Centex                    2,982       31,728
DR Horton                 6,610       46,733
Fortune Brands            3,599      148,566
Harman Intl Inds          1,400       23,422
KB Home                   1,806       24,598
Leggett & Platt           3,747       56,917
Lennar Cl A               3,390       29,391
Newell Rubbermaid         6,650       65,037
Pulte Homes               5,130       56,071
Snap-On                   1,381       54,384
Stanley Works             1,891       64,483
Whirlpool                 1,768       73,107
                             ---------------
Total                                734,727
--------------------------------------------


HOUSEHOLD PRODUCTS (3.1%)
Clorox                    3,329      184,959
Colgate-Palmolive        12,110      830,019
Kimberly-Clark            9,924      523,392
Procter & Gamble         71,613    4,427,116
                             ---------------
Total                              5,965,486
--------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
  (0.1%)
AES                      16,133(b)   132,936
Constellation Energy
 Group                    4,276      107,285
Dynegy Cl A              12,133(b)    24,266
                             ---------------
Total                                264,487
--------------------------------------------


INDUSTRIAL CONGLOMERATES (2.8%)
3M                       16,616      956,085
General Electric        251,931    4,081,282
Textron                   5,786       80,252
Tyco Intl                11,342(c)   244,987
                             ---------------
Total                              5,362,606
--------------------------------------------


INSURANCE (2.6%)
AFLAC                    11,179      512,445
Allstate                 12,856      421,163
American Intl Group      64,495      101,257
Aon                       6,466      295,367
Assurant                  2,825       84,750
Chubb                     8,532      435,132
Cincinnati Financial      3,890      113,082
Genworth Financial
 Cl A                    10,390       29,663
Hartford Financial
 Services Group           7,223      118,602
Lincoln Natl              6,140      115,678
Loews                     8,684      245,323
Marsh & McLennan
 Companies               12,333      299,322
MBIA                      4,521       18,400
MetLife                  19,033      663,489
Principal Financial
 Group                    6,218      140,340
Progressive              16,202      239,952
Prudential Financial     10,172      307,805
Torchmark                 2,035       90,965
Travelers Companies      14,023      633,840
Unum Group                7,941      147,703
XL Capital Cl A           7,930(c)    29,341
                             ---------------
Total                              5,043,619
--------------------------------------------


INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                7,710(b)   395,369
Expedia                   5,020(b)    41,365
                             ---------------
Total                                436,734
--------------------------------------------


INTERNET SOFTWARE & SERVICES (1.4%)
Akamai Technologies       4,060(b)    61,265
eBay                     25,728(b)   359,163
Google Cl A               5,740(b) 1,765,911
VeriSign                  4,650(b)    88,722
Yahoo!                   33,290(b)   406,138
                             ---------------
Total                              2,681,199
--------------------------------------------


IT SERVICES (1.0%)
Affiliated Computer
 Services Cl A            2,340(b)   107,523
Automatic Data
 Processing              12,182      479,239
Cognizant Technology
 Solutions Cl A           6,980(b)   126,059
Computer Sciences         3,634(b)   127,699
Convergys                 2,927(b)    18,762
Fidelity Natl
 Information
 Services                 4,555       74,110
Fiserv                    3,841(b)   139,697
MasterCard Cl A           1,735      247,984
Paychex                   7,699      202,330
Total System
 Services                 4,725       66,150
Western Union            17,166      246,160
                             ---------------
Total                              1,835,713
--------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak             6,443       42,395
Hasbro                    2,975       86,781
Mattel                    8,599      137,584
                             ---------------
Total                                266,760
--------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.3%)
Life Technologies         4,142(b)    96,550
Millipore                 1,320(b)    68,006
PerkinElmer               2,836       39,449
Thermo Fisher
 Scientific              10,079(b)   343,392
Waters                    2,356(b)    86,347
                             ---------------
Total                                633,744
--------------------------------------------


MACHINERY (1.6%)
Caterpillar              14,470      646,375
Cummins                   4,832      129,159
Danaher                   6,136      347,359
Deere & Co               10,242      392,473
Dover                     4,465      146,988
Eaton                     3,952      196,454
Flowserve                 1,360       70,040
Illinois Tool Works       9,440      330,872
Ingersoll-Rand Cl A       7,648(c)   132,693
ITT                       4,352      200,148
Manitowoc                 3,125       27,063
PACCAR                    8,703      248,906
Pall                      2,837       80,656
Parker Hannifin           3,865      164,417
                             ---------------
Total                              3,113,603
--------------------------------------------


MEDIA (2.5%)
CBS Cl B                 16,313      133,603
Comcast Cl A             69,072    1,165,936
DIRECTV Group            13,095(b)   300,006
Gannett                   5,469       43,752
Interpublic Group of
 Companies               11,434(b)    45,279
McGraw-Hill
 Companies                7,542      174,899
Meredith                    887       15,185
New York Times Cl A       2,790       20,451
News Corp Cl A           55,170      501,495
Omnicom Group             7,450      200,554
Scripps Networks
 Interactive Cl A         2,160       47,520
Time Warner              86,043      865,593
Viacom Cl B              14,713(b)   280,430
Walt Disney              44,399    1,007,413
Washington Post Cl B        160       62,440
                             ---------------
Total                              4,864,556
--------------------------------------------


METALS & MINING (0.7%)
AK Steel Holding          2,690       25,071
Alcoa                    19,193      216,113
Allegheny
 Technologies             2,306       58,872
Freeport-McMoRan
 Copper & Gold            9,056      221,329
Newmont Mining           10,899      443,589
Nucor                     7,526      347,701
Titanium Metals           2,040       17,972
United States Steel       2,793      103,900
                             ---------------
Total                              1,434,547
--------------------------------------------


MULTILINE RETAIL (0.7%)
Big Lots                  1,972(b)    28,574
Family Dollar Stores      3,352       87,387
JC Penney                 5,328      104,962
Kohl's                    7,312(b)   264,694
Macy's                   10,086      104,390
Nordstrom                 3,808       50,684
Sears Holdings            1,330(b)    51,697
Target                   18,055      623,440
                             ---------------
Total                              1,315,828
--------------------------------------------


MULTI-UTILITIES (1.4%)
Ameren                    5,070      168,628
CenterPoint Energy        8,256      104,191
CMS Energy                5,426       54,857
Consolidated Edison       6,564      255,537
Dominion Resources       13,942      499,680
DTE Energy                3,915      139,648
Integrys Energy
 Group                    1,838       78,997


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  245

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)
MULTI-UTILITIES (CONT.)
NiSource                  6,573      $72,106
PG&E                      8,661(d)   335,267
Public Service
 Enterprise Group        12,136      354,007
Sempra Energy             5,841      249,002
TECO Energy               5,105       63,047
Wisconsin Energy          2,805      117,754
Xcel Energy              10,767      199,728
                             ---------------
Total                              2,692,449
--------------------------------------------


OFFICE ELECTRONICS (0.1%)
Xerox                    20,760      165,457
--------------------------------------------


OIL, GAS & CONSUMABLE FUELS (11.6%)
Anadarko Petroleum       11,014      424,590
Apache                    8,024      598,029
Cabot Oil & Gas           2,480       64,480
Chesapeake Energy        12,970      209,725
Chevron                  48,734    3,604,854
ConocoPhillips           35,763    1,852,523
CONSOL Energy             4,345      124,180
Devon Energy             10,596      696,263
El Paso                  16,823      131,724
EOG Resources             5,988      398,681
Exxon Mobil             122,008    9,739,899
Hess                      6,802      364,859
Marathon Oil             16,920      462,931
Massey Energy             2,040       28,132
Murphy Oil                4,565      202,458
Noble Energy              4,140      203,771
Occidental Petroleum     19,422    1,165,126
Peabody Energy            6,395      145,486
Pioneer Natural
 Resources                2,825       45,709
Range Resources           3,730      128,275
Southwestern Energy       8,235(b)   238,568
Spectra Energy           14,656      230,685
Sunoco                    2,806      121,949
Tesoro                    3,325       43,790
Valero Energy            12,380      267,903
Williams Companies       13,875      200,910
XTO Energy               13,837      488,031
                             ---------------
Total                             22,183,531
--------------------------------------------


PAPER & FOREST PRODUCTS (0.2%)
Intl Paper               10,256      121,021
MeadWestvaco              4,093       45,801
Weyerhaeuser              5,069      155,162
                             ---------------
Total                                321,984
--------------------------------------------


PERSONAL PRODUCTS (0.2%)
Avon Products            10,226      245,731
Estee Lauder
 Companies Cl A           2,800       86,688
                             ---------------
Total                                332,419
--------------------------------------------


PHARMACEUTICALS (7.9%)
Abbott Laboratories      37,214    1,986,111
Allergan                  7,380      297,562
Bristol-Myers Squibb     47,481    1,103,933
Eli Lilly & Co           23,998      966,399
Forest Laboratories       7,230(b)   184,148
Johnson & Johnson        66,545    3,981,387
King Pharmaceuticals      5,915(b)    62,817
Merck & Co               50,709    1,541,554
Mylan                     7,310(b)    72,296
Pfizer                  161,738    2,864,380
Schering-Plough          38,995(d)   664,085
Watson
 Pharmaceuticals          2,512(b)    66,744
Wyeth                    31,933    1,197,807
                             ---------------
Total                             14,989,223
--------------------------------------------


PROFESSIONAL SERVICES (0.2%)
Dun & Bradstreet          1,290       99,587
Equifax                   3,030       80,356
Monster Worldwide         2,953(b)    35,702
Robert Half Intl          3,717       77,388
                             ---------------
Total                                293,033
--------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (0.9%)
Apartment Investment
 & Management Cl A        2,432       28,090
AvalonBay
 Communities              1,850      112,073
Boston Properties         2,895      159,225
Developers
 Diversified Realty       2,885       14,079
Equity Residential        6,529      194,695
HCP                       6,060      168,286
Host Hotels &
 Resorts                 12,535       94,890
Kimco Realty              5,490      100,357
Plum Creek Timber         3,999      138,925
ProLogis                  6,395       88,827
Public Storage            3,010      239,295
Simon Property Group      5,419      287,911
Vornado Realty Trust      3,300      199,155
                             ---------------
Total                              1,825,808
--------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis
 Group Cl A               5,350(b)    23,112
--------------------------------------------


ROAD & RAIL (1.0%)
Burlington Northern
 Santa Fe                 6,729      509,453
CSX                       9,462      307,231
Norfolk Southern          8,886      418,086
Ryder System              1,337       51,849
Union Pacific          12,144(d)     580,483
                             ---------------
Total                              1,867,102
--------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (2.1%)
Advanced Micro
 Devices                 14,590(b)    31,514
Altera                    7,129      119,126
Analog Devices            6,983      132,817
Applied Materials        32,176      325,943
Broadcom Cl A            10,656(b)   180,832
Intel                   133,407    1,955,748
KLA-Tencor                4,053       88,315
Linear Technology         5,318      117,634
LSI                      15,469(b)    50,893
MEMC Electronic
 Materials                5,380(b)    76,826
Microchip Technology      4,365       85,248
Micron Technology        18,319(b)    48,362
Natl Semiconductor        4,678       47,107
Novellus Systems          2,340(b)    28,876
NVIDIA                   12,878(b)   103,925
Teradyne                  4,064(b)    17,150
Texas Instruments        31,093      482,564
Xilinx                    6,571      117,095
                             ---------------
Total                              4,009,975
--------------------------------------------


SOFTWARE (3.6%)
Adobe Systems            12,736(b)   271,149
Autodesk                  5,432(b)   106,739
BMC Software              4,501(b)   121,122
CA                        9,452      175,146
Citrix Systems            4,355(b)   102,647
Compuware                 5,914(b)    39,920
Electronic Arts           7,694(b)   123,412
Intuit                    7,672(b)   182,517
McAfee                    3,720(b)   128,600
Microsoft               183,494    3,567,123
Novell                    8,284(b)    32,225
Oracle                   93,960(b) 1,665,911
Salesforce.com            2,515(b)    80,505
Symantec                 20,049(b)   271,062
                             ---------------
Total                              6,868,078
--------------------------------------------


SPECIALTY RETAIL (1.7%)
Abercrombie & Fitch
 Cl A                     2,085       48,101
AutoNation                2,590(b)    25,589
AutoZone                    916(b)   127,755
Bed Bath & Beyond         6,225(b)   158,240
Best Buy                  8,103(d)   227,775
GameStop Cl A             3,930(b)    85,124
Gap                      11,180      149,700
Home Depot               40,667      936,153
Limited Brands            6,493       65,190
Lowe's Companies         35,160      756,643
Office Depot              6,589(b)    19,635
OfficeMax                     1            8
RadioShack                2,998       35,796
Sherwin-Williams          2,357      140,831
Staples                  17,112      306,647
Tiffany & Co              2,955       69,827
TJX Companies             9,988      205,453
                             ---------------
Total                              3,358,467
--------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                     7,840(b)   162,837
Jones Apparel Group       2,002       11,732
Nike Cl B                 9,412      480,012
Polo Ralph Lauren         1,345       61,076
VF                        2,128      116,551
                             ---------------
Total                                832,208
--------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
246  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)


THRIFTS & MORTGAGE FINANCE (0.2%)
Hudson City Bancorp      12,505     $199,580
People's United
 Financial                8,340      148,702
Sovereign Bancorp        13,061(b)    38,922
                             ---------------
Total                                387,204
--------------------------------------------


TOBACCO (1.8%)
Altria Group             49,421      744,280
Lorillard                 4,030      227,091
Philip Morris Intl       48,521    2,111,148
Reynolds American         4,050      163,256
UST                       3,555      246,646
                             ---------------
Total                              3,492,421
--------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal                  3,095      107,861
WW Grainger               1,546      121,886
                             ---------------
Total                                229,747
--------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.2%)
American Tower Cl A       9,515(b)   278,980
Sprint Nextel            68,525(b)   125,401
                             ---------------
Total                                404,381
--------------------------------------------
TOTAL COMMON STOCKS
(Cost: $231,835,219)            $188,346,141
--------------------------------------------



MONEY MARKET FUND (2.4%)
                        SHARES      VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                4,698,122(e)$4,698,122
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $4,698,122)                $4,698,122
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $236,533,341)            $193,044,263
--------------------------------------------




INVESTMENT IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                        NUMBER OF                                  UNREALIZED
                                                        CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                  LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
E-Mini S&P 500 Index                                       101        $4,545,505    March 2009      $154,183




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 0.6% of net assets.

(d) At Dec. 31, 2008, investments in securities included securities valued at $940,489 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  247

RiverSource VP - S&P 500 Index Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          ---------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                   $193,044,263            $--               $--          $193,044,263
Other financial instruments*                     154,183             --                --               154,183

---------------------------------------------------------------------------------------------------------------
Total                                       $193,198,446            $--               $--          $193,198,446
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
248  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Short Duration U.S. Government Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (73.6%)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
FOREIGN AGENCIES (2.0%)
Kreditanstalt fuer Wiederaufbau
 05-19-09          5.25%  $10,000,000(c)$10,144,400
---------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS & AGENCIES (20.0%)
Federal Home Loan Bank
 04-09-09          2.32       150,000       150,810
Federal Home Loan Mtge Corp
 06-13-18          4.88     1,720,000     1,973,339
Federal Natl Mtge Assn
 04-09-13          3.25     5,500,000     5,731,000
 01-02-14          5.13    11,484,000    12,135,832
 11-15-30          6.63     1,450,000     2,093,513
U.S. Treasury
 06-30-10          2.88     1,980,000(k)  2,050,460
 10-31-10          1.50    33,210,000    33,705,561
 12-15-10          4.38     5,845,000(k)  6,277,436
 12-31-13          1.50     4,390,000     4,380,052
 11-15-18          3.75     7,615,000(k)  8,620,408
 02-15-26          6.00       515,000       718,747
U.S. Treasury Inflation-Indexed Bond
 01-15-14          2.00     9,655,373(g)  9,145,501
 01-15-15          1.63    14,466,023(g) 13,410,604
                                    ---------------
Total                                   100,393,263
---------------------------------------------------


U.S. AGENCIES (0.8%)
JPMorgan Chase & Co
 12-01-10          2.63     3,975,000     4,054,806
---------------------------------------------------


ASSET-BACKED (2.3%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10          0.62     1,379,409(d,e)1,350,382
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2006-FF18 Cl A2A
 12-25-37          0.54     1,886,428(e)  1,736,225
Franklin Auto Trust
 Series 2004-2 Cl A4 (MBIA)
 08-15-12          3.93     1,833,409(l)  1,692,302
GSAMP Trust
 Series 2006-HE8 Cl A2A
 01-25-37          0.54     4,059,268(e)  3,720,298
NovaStar Home Equity Loan
 Series 2006-4 Cl A2A (MGIC)
 09-25-36          0.51     1,826,380(e,l)1,679,815
Residential Asset Securities
 Series 2007-KS3 Cl AI2
 04-25-37          0.65     2,200,000(e)    998,657
Small Business Administration Participation Ctfs
 Series 2001-20H Cl 1
 08-01-21          6.34       223,151       233,930
Small Business Administration
 Series 2001-10B Cl 1
 09-10-11          5.89       133,490       136,837
                                    ---------------
Total                                    11,548,446
---------------------------------------------------


COMMERCIAL MORTGAGE-BACKED (1.0%)(f)
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
 05-15-43          4.39     1,904,358     1,858,589
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
 04-25-16          5.65     2,660,586     2,774,517
Federal Natl Mtge Assn #381990
 10-01-09          7.11       450,378       451,557
                                    ---------------
Total                                     5,084,663
---------------------------------------------------


MORTGAGE-BACKED (47.5%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37          6.18       928,155(i)    491,815
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
 03-25-47          0.64     1,713,787(i)    400,368
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
 05-25-47          0.66     2,241,079(i)    895,398
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37          6.00     2,413,002     1,282,379
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
 06-25-47          6.20         6,508(i)      3,214
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37          7.73       775,992(h)    107,538
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35          7.50       633,098       403,420
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36          6.00     2,058,206     1,048,399
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11 Cl A3B1
 09-25-46          0.65     2,038,642(e)  1,244,124
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
 09-25-37          6.50     5,764,531     2,988,552
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
 11-25-37          6.50     2,679,567     1,418,391
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
 06-25-47          0.82     3,323,154(e)    791,195
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47          0.97     2,259,472(e)    332,368
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
 12-20-35          5.56     1,886,467(i)  1,036,069
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35          7.00     1,402,054(d)    967,527
Federal Home Loan Mtge Corp
 01-01-39          5.50     6,000,000(b)  6,140,628
 01-01-39          6.50     1,000,000(b)  1,038,438
Federal Home Loan Mtge Corp #1G0847
 07-01-35          4.71     4,420,543(i)  4,440,261
Federal Home Loan Mtge Corp #1G2598
 01-01-37          6.10     1,290,052(i)  1,327,389
Federal Home Loan Mtge Corp #1J0614
 09-01-37          5.69     1,875,906(i)  1,917,945
Federal Home Loan Mtge Corp #1J1445
 01-01-37          5.88     2,247,085(i)  2,298,860
Federal Home Loan Mtge Corp #1J1621
 05-01-37          5.88     3,054,205(i)  3,127,286
Federal Home Loan Mtge Corp #A18107
 01-01-34          5.50     1,702,384     1,745,814
Federal Home Loan Mtge Corp #B16408
 09-01-19          5.50       947,556       978,936
Federal Home Loan Mtge Corp #C73304
 11-01-32          7.00       367,495       386,203
Federal Home Loan Mtge Corp #D95319
 03-01-22          6.00        93,819        97,148
Federal Home Loan Mtge Corp #E00489
 06-01-12          7.00         3,670         3,815


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  249

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #E81240
 06-01-15          7.50%     $660,352      $692,321
Federal Home Loan Mtge Corp #E92454
 11-01-17          5.00       528,425       547,156
Federal Home Loan Mtge Corp #E95188
 03-01-18          6.00       317,354       328,653
Federal Home Loan Mtge Corp #G04710
 09-01-38          6.00     6,728,600     6,938,103
Federal Home Loan Mtge Corp #G10669
 03-01-12          7.50       191,854       201,230
Federal Home Loan Mtge Corp #G11243
 04-01-17          6.50       856,567       893,080
Federal Home Loan Mtge Corp #G12100
 11-01-13          5.00        56,768        58,151
Federal Home Loan Mtge Corp #H01724
 09-01-37          6.00     3,173,043     3,209,359
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36          0.17       624,848(h)     65,707
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2639 Cl UI
 03-15-22         28.98     1,947,825(h)    171,849
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2783 Cl MI
 03-15-25         78.62       428,530(h)      3,560
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17         27.74       650,484(h)     23,663
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2617 Cl HD
 06-15-16          7.00       789,217       826,593
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2843 Cl BA
 01-15-18          5.00       741,038       756,269
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 3346 Cl FA
 02-15-19          1.43     5,391,404(e)  5,198,611
Federal Natl Mtge Assn
 01-01-24          5.00       500,000(b)    513,125
 01-01-24          5.50     2,225,000(b)  2,291,056
 12-01-38          4.50     5,000,000(b)  5,067,190
 01-01-39          5.00     2,500,000(b)  2,552,345
 01-01-39          5.50       500,000(b)    512,500
 01-01-39          6.00    10,000,000(b) 10,293,749
Federal Natl Mtge Assn #190353
 08-01-34          5.00     2,318,099(k)  2,371,442
Federal Natl Mtge Assn #252211
 01-01-29          6.00        85,328        88,438
Federal Natl Mtge Assn #252409
 03-01-29          6.50       955,908     1,006,309
Federal Natl Mtge Assn #254384
 06-01-17          7.00       207,724       218,214
Federal Natl Mtge Assn #254723
 05-01-23          5.50     2,708,343     2,786,294
Federal Natl Mtge Assn #254748
 04-01-13          5.50       508,141       523,445
Federal Natl Mtge Assn #254757
 05-01-13          5.00       513,031       522,125
Federal Natl Mtge Assn #254774
 05-01-13          5.50       406,324       414,831
Federal Natl Mtge Assn #255488
 10-01-14          5.50       791,419       824,337
Federal Natl Mtge Assn #255501
 09-01-14          6.00       539,757       565,636
Federal Natl Mtge Assn #313470
 08-01-10          7.50        76,697        77,861
Federal Natl Mtge Assn #323133
 04-01-13          5.50        24,334        25,314
Federal Natl Mtge Assn #357324
 01-01-33          5.00     2,882,994     2,953,840
Federal Natl Mtge Assn #357485
 02-01-34          5.50     3,740,656(k)  3,843,683
Federal Natl Mtge Assn #507182
 07-01-14          6.00        53,514        55,787
Federal Natl Mtge Assn #512232
 05-01-29          7.00        28,607        30,299
Federal Natl Mtge Assn #535168
 12-01-14          5.50        84,991        88,417
Federal Natl Mtge Assn #545818
 07-01-17          6.00       823,393       855,357
Federal Natl Mtge Assn #545864
 08-01-17          5.50     1,188,079     1,228,839
Federal Natl Mtge Assn #545910
 08-01-17          6.00       998,655(k)  1,037,271
Federal Natl Mtge Assn #555063
 11-01-17          5.50     1,414,275     1,464,131
Federal Natl Mtge Assn #555343
 08-01-17          6.00       381,498       397,231
Federal Natl Mtge Assn #555367
 03-01-33          6.00     2,195,351     2,268,509
Federal Natl Mtge Assn #555375
 04-01-33          6.00       106,293       110,327
Federal Natl Mtge Assn #602630
 10-01-31          7.00       176,590       186,857
Federal Natl Mtge Assn #606789
 10-01-31          7.00     1,318,838     1,395,516
Federal Natl Mtge Assn #626720
 01-01-17          6.00       282,976       294,823
Federal Natl Mtge Assn #630992
 09-01-31          7.00       730,637(k)    778,545
Federal Natl Mtge Assn #630993
 09-01-31          7.50       650,717       690,235
Federal Natl Mtge Assn #633672
 06-01-17          6.00       238,319       247,869
Federal Natl Mtge Assn #636720
 05-01-17          5.50        77,255        79,983
Federal Natl Mtge Assn #638210
 05-01-32          6.50        92,947        97,802
Federal Natl Mtge Assn #648040
 06-01-32          6.50       511,837       534,070
Federal Natl Mtge Assn #648349
 06-01-17          6.00       767,340       797,006
Federal Natl Mtge Assn #648679
 07-01-32          6.00     1,962,502     2,027,900
Federal Natl Mtge Assn #656562
 02-01-33          7.00       162,396       172,321
Federal Natl Mtge Assn #665752
 09-01-32          6.50       439,080       458,153
Federal Natl Mtge Assn #668412
 02-01-18          5.50       405,693       419,711
Federal Natl Mtge Assn #670387
 08-01-32          7.00        12,653        13,388
Federal Natl Mtge Assn #671054
 01-01-33          7.00        20,967        22,187
Federal Natl Mtge Assn #671174
 02-01-33          4.67       442,400(i)    448,888
Federal Natl Mtge Assn #675692
 02-01-18          6.00       383,477       399,292
Federal Natl Mtge Assn #678940
 02-01-18          5.50       599,875(k)    621,628
Federal Natl Mtge Assn #684588
 03-01-33          6.50       204,233       214,252
Federal Natl Mtge Assn #688181
 03-01-33          6.00     1,015,361     1,049,197
Federal Natl Mtge Assn #695838
 04-01-18          5.50       194,454(k)    201,491
Federal Natl Mtge Assn #701937
 04-01-33          6.00       149,252       154,132
Federal Natl Mtge Assn #704610
 06-01-33          5.50     2,735,393     2,810,732
Federal Natl Mtge Assn #705655
 05-01-33          5.00     1,278,896     1,309,125
Federal Natl Mtge Assn #722325
 07-01-33          4.96       562,502(i)    580,192
Federal Natl Mtge Assn #723448
 07-01-13          5.00       546,361       562,681
Federal Natl Mtge Assn #725232
 03-01-34          5.00     3,018,170     3,089,508
Federal Natl Mtge Assn #725424
 04-01-34          5.50     4,896,619(k)  5,031,485
Federal Natl Mtge Assn #725425
 04-01-34          5.50     3,151,552     3,238,723
Federal Natl Mtge Assn #725431
 08-01-15          5.50     1,217,822     1,266,904
Federal Natl Mtge Assn #725558
 06-01-34          4.58     1,271,463(i)  1,280,896
Federal Natl Mtge Assn #725773
 09-01-34          5.50     3,705,751     3,805,500
Federal Natl Mtge Assn #735212
 12-01-34          5.00     3,537,001(k)  3,618,392
Federal Natl Mtge Assn #735578
 06-01-35          5.00     4,945,317     5,056,025


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
250  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #735841
 11-01-19          4.50%   $1,689,494    $1,733,541
Federal Natl Mtge Assn #740843
 11-01-18          5.00        98,829       102,191
Federal Natl Mtge Assn #744010
 07-01-13          5.00       736,879       757,991
Federal Natl Mtge Assn #747536
 11-01-33          5.00     1,702,278     1,742,514
Federal Natl Mtge Assn #754297
 12-01-33          4.74       208,124(i)    210,209
Federal Natl Mtge Assn #755891
 03-01-13          5.00       161,046       165,050
Federal Natl Mtge Assn #791447
 10-01-34          6.00       537,694(k)    554,856
Federal Natl Mtge Assn #797044
 07-01-34          5.50     2,887,918     2,965,654
Federal Natl Mtge Assn #799769
 11-01-34          5.05       864,755(i)    876,015
Federal Natl Mtge Assn #801344
 10-01-34          5.03       936,546(i)    947,101
Federal Natl Mtge Assn #815463
 02-01-35          5.50       483,040       496,043
Federal Natl Mtge Assn #822083
 07-01-35          5.00     2,392,153     2,445,705
Federal Natl Mtge Assn #831809
 09-01-36          6.00     5,112,162     5,268,940
Federal Natl Mtge Assn #849082
 01-01-36          5.82     1,082,335(i)  1,111,236
Federal Natl Mtge Assn #849170
 01-01-36          5.95     1,879,381(i)  1,932,912
Federal Natl Mtge Assn #866097
 02-01-36          6.14     1,769,077(i)  1,819,531
Federal Natl Mtge Assn #878661
 02-01-36          5.50     3,627,040     3,699,580
Federal Natl Mtge Assn #881629
 02-01-36          5.50     2,849,247     2,906,232
Federal Natl Mtge Assn #885827
 06-01-36          6.50     1,717,386     1,794,106
Federal Natl Mtge Assn #885871
 06-01-36          7.00     1,419,333     1,498,940
Federal Natl Mtge Assn #887648
 07-01-36          5.90     2,334,356(i)  2,403,909
Federal Natl Mtge Assn #888414
 11-01-35          5.00       829,513       848,083
Federal Natl Mtge Assn #902818
 11-01-36          5.91     1,081,979(i)  1,106,681
Federal Natl Mtge Assn #928771
 10-01-37          8.00     3,502,232(k)  3,693,802
Federal Natl Mtge Assn #965748
 02-01-23          5.50     6,236,367     6,433,146
Federal Natl Mtge Assn #988113
 08-01-23          5.50     4,122,867     4,252,958
Federal Natl Mtge Assn #988961
 08-01-23          5.50     3,713,525     3,830,700
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-26 Cl MI
 03-25-23         23.43       516,529(h)     48,364
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33          8.67     2,017,534(h)    327,591
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31         22.49       427,165(h)     32,429
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-81 Cl LI
 11-25-13         59.80       161,199(h)        786
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22         26.67       330,192(h)     19,925
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36          0.00     1,648,266(h)    174,412
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37          0.00     3,121,018(h)    327,463
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26          8.00       273,071       287,549
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-94 Cl QB
 07-25-23          5.50       143,305       142,992
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-W11 Cl A1
 06-25-33          6.29        11,941(i)     11,696
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-60 Cl PA
 04-25-34          5.50     1,548,817     1,602,232
Govt Natl Mtge Assn
 01-01-39          5.50     3,000,000(b)  3,079,704
 01-01-39          6.00     3,500,000(b)  3,610,467
Govt Natl Mtge Assn #3501
 01-20-34          6.00     5,328,708     5,496,136
Govt Natl Mtge Assn #498182
 05-15-16          6.00       502,215       529,871
Govt Natl Mtge Assn #605970
 03-15-33          6.00       266,100       275,370
Govt Natl Mtge Assn #615738
 03-15-18          7.00       649,174       685,500
Govt Natl Mtge Assn #615740
 08-15-13          6.00     1,064,563     1,123,437
Govt Natl Mtge Assn #780758
 04-15-13          7.00        89,243        94,063
Govt Natl Mtge Assn #781507
 09-15-14          6.00       481,908       501,027
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-17 Cl B
 10-16-27          5.00       125,000       127,944
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-19 Cl DJ
 03-20-34          4.50       746,627       747,274
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2006-32 Cl A
 01-16-30          5.08     4,036,017     4,127,807
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 3A
 06-19-34          2.65        82,926(i)     37,928
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
 10-19-35          4.48     1,312,525(i)    584,074
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
 08-21-36          0.76       669,811(i)    193,820
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR13 Cl A1
 07-25-36          6.02     1,938,456(i)    976,651
Lehman XS Trust
 Series 2006-16N Cl A1B
 11-25-46          0.59     1,159,251(e)  1,050,333
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR1 Cl A1
 02-25-37          0.64     3,077,984(e)  1,184,393
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2AR Cl 3A
 02-25-34          4.99     1,081,499(i)    821,862
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
 08-25-37          6.00         2,979         1,985
Morgan Stanley Mtge Loan Trust
 Series 2006-13AX Cl A1
 10-25-36          0.56     1,601,377(e)    908,154


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  251

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
MORTGAGE-BACKED (CONT.)
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-15 Cl 4A1
 07-25-35          5.50%      $10,489(i)     $6,665
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36          5.91     1,535,699(i)    864,529
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
 02-25-46          3.26     1,051,312(i)    447,474
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35          5.00     3,636,162     2,619,031
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35          5.50     2,839,329     2,138,703
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35          5.50     1,271,059       921,518
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36          5.11     1,589,827(i)  1,090,535
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
 08-25-37          6.00        10,193         5,158
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37          6.00     2,227,281     1,484,361
                                    ---------------
Total                                   239,079,935
---------------------------------------------------
TOTAL BONDS
(Cost: $390,064,784)                   $370,305,513
---------------------------------------------------





MONEY MARKET FUND (7.0%)
                      SHARES        VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%              35,398,722(j)$35,398,722
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $35,398,722)              $35,398,722
--------------------------------------------





SHORT-TERM SECURITIES (26.3%)
                                AMOUNT
                  EFFECTIVE   PAYABLE AT
ISSUER              YIELD      MATURITY        VALUE(a)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
 01-02-09            0.00%    $15,400,000   $15,399,999
 01-06-09            0.07      15,000,000    14,999,825
 01-12-09            0.21      28,900,000    28,898,003
 01-15-09            0.01      57,800,000    57,799,761
 03-12-09            0.07       5,000,000     4,999,330
Federal Home Loan Mtge Corp Disc Nts
 02-09-09            0.15      10,000,000     9,998,334
-------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $132,095,881)                       $132,095,252
-------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $557,559,387)(m)                    $537,799,487
-------------------------------------------------------





INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                       NUMBER OF                                  UNREALIZED
                                                       CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                 LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                     8         $1,104,375   March 2009        $103,423
U.S. Treasury Note, 2-year                                499        108,813,187   April 2009       1,355,453
U.S. Treasury Note, 5-year                               (496)       (59,051,126)  April 2009      (1,871,156)
U.S. Treasury Note, 10-year                              (333)       (41,874,750)  March 2009      (2,303,271)
--------------------------------------------------------------------------------------------------------------
Total                                                                                             $(2,715,551)
--------------------------------------------------------------------------------------------------------------








See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
252  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $34,910,936. See Note 1 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 2.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $2,317,909 or 0.5% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(k) At Dec. 31, 2008, investments in securities included securities valued at $1,241,686 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     MBIA  --   MBIA Insurance Corporation
     MGIC  --   Mortgage Guaranty Insurance Corporation


(m) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $561,393,046 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                     $9,515,401
Unrealized depreciation                                                    (33,108,960)
--------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(23,593,559)
--------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  253

RiverSource VP - Short Duration U.S. Government Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                 $194,348,635        $331,344,616       $12,106,236      $537,799,487
Other financial instruments*                (2,715,551)                 --                --        (2,715,551)

--------------------------------------------------------------------------------------------------------------
Total                                     $191,633,084        $331,344,616       $12,106,236      $535,083,936
--------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                            INVESTMENTS IN
                                                                              SECURITIES
------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                                   $14,626,244
  Accrued discounts/premiums                                                       30,044
  Realized gain (loss)                                                           (581,726)
  Change in unrealized appreciation (depreciation)                             (8,393,837)
  Net purchases (sales)                                                        (2,267,986)
  Transfers in and/or out of Level 3                                            8,693,497

------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                                   $12,106,236
------------------------------------------------------------------------------------------






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
254  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Small Cap Advantage Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (99.7%)
ISSUER                  SHARES      VALUE(a)
AEROSPACE & DEFENSE (2.1%)
Cubic                    54,000   $1,468,800
--------------------------------------------


AIRLINES (11.2%)
Continental Airlines
 Cl B                   210,700(b) 3,805,242
Delta Air Lines         336,000(b) 3,850,560
                             ---------------
Total                              7,655,802
--------------------------------------------


BEVERAGES (2.2%)
Central European
 Distribution            77,000(b) 1,516,900
--------------------------------------------


CHEMICALS (1.8%)
Minerals
 Technologies            30,000    1,227,000
--------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (5.1%)
Brink's                  67,000    1,800,960
Waste Connections        54,000(b) 1,704,780
                             ---------------
Total                              3,505,740
--------------------------------------------


COMMUNICATIONS EQUIPMENT (2.5%)
F5 Networks              75,200(b) 1,719,072
--------------------------------------------


CONSTRUCTION & ENGINEERING (2.7%)
Shaw Group               90,000(b) 1,842,300
--------------------------------------------


CONTAINERS & PACKAGING (3.1%)
Owens-Illinois           77,900(b) 2,129,007
--------------------------------------------


DIVERSIFIED CONSUMER SERVICES (4.1%)
Brink's Home
 Security Holdings       74,000(b) 1,622,080
Sotheby's               135,000    1,200,150
                             ---------------
Total                              2,822,230
--------------------------------------------


ELECTRICAL EQUIPMENT (9.5%)
Belden                   90,000    1,879,200
EnerSys                 135,000(b) 1,485,000
SunPower Cl B            44,000(b) 1,339,360
Thomas & Betts           75,000(b) 1,801,500
                             ---------------
Total                              6,505,060
--------------------------------------------


ENERGY EQUIPMENT & SERVICES (3.6%)
Exterran Holdings        66,000(b) 1,405,800
TETRA Technologies      216,000(b) 1,049,760
                             ---------------
Total                              2,455,560
--------------------------------------------


FOOD PRODUCTS (3.2%)
Smithfield Foods        155,000(b) 2,180,850
--------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.5%)
WellCare Health
 Plans                  184,000(b) 2,366,240
--------------------------------------------


HEALTH CARE TECHNOLOGY (1.7%)
Eclipsys                 83,000(b) 1,177,770
--------------------------------------------


HOTELS, RESTAURANTS & LEISURE (6.0%)
Panera Bread Cl A        22,000(b) 1,149,280
Penn Natl Gaming         66,000(b) 1,411,080
Texas Roadhouse Cl A    198,000(b) 1,534,500
                             ---------------
Total                              4,094,860
--------------------------------------------


INSURANCE (15.0%)
Aspen Insurance
 Holdings                91,350(c) 2,215,238
Endurance Specialty
 Holdings                68,000(c) 2,076,040
Hanover Insurance
 Group                   45,000    1,933,650
Infinity Property &
 Casualty                41,000    1,915,930
WR Berkley               66,000    2,046,000
                             ---------------
Total                             10,186,858
--------------------------------------------


IT SERVICES (2.4%)
CACI Intl Cl A           37,000(b) 1,668,330
--------------------------------------------


MACHINERY (2.5%)
Mueller Inds             68,000    1,705,440
--------------------------------------------


MULTILINE RETAIL (2.4%)
Fred's Cl A             155,000    1,667,800
--------------------------------------------


PERSONAL PRODUCTS (2.7%)
Herbalife                85,000(c) 1,842,800
--------------------------------------------


PROFESSIONAL SERVICES (1.8%)
School Specialty         65,000(b) 1,242,800
--------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (6.0%)
Cypress
 Semiconductor          264,000(b) 1,180,080
ON Semiconductor        435,000(b) 1,479,000
Varian Semiconductor
 Equipment
 Associates              78,000(b) 1,413,360
                             ---------------
Total                              4,072,440
--------------------------------------------


SOFTWARE (4.6%)
Lawson Software         270,000(b) 1,279,800
Quest Software          149,000(b) 1,875,910
                             ---------------
Total                              3,155,710
--------------------------------------------


TOTAL COMMON STOCKS
(Cost: $58,378,930)              $68,209,369
--------------------------------------------



MONEY MARKET FUND (2.9%)
                        SHARES      VALUE(a)
MONEY MARKET FUND
RiverSource Short-
 Term Cash Fund,
 0.48%                1,979,524(d)$1,979,524
--------------------------------------------


TOTAL MONEY MARKET FUND
(Cost: $1,979,524)                $1,979,524
--------------------------------------------


TOTAL INVESTMENTS IN SECURITIES
(Cost: $60,358,454)              $70,188,893
--------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 9.0% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  255

RiverSource VP - Small Cap Advantage Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          --------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS            TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                    $70,188,893            $--               $--          $70,188,893






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
256  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

Threadneedle VP - Emerging Markets Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (95.7%)(c)
ISSUER                  SHARES            VALUE(a)
BERMUDA (1.7%)
Credicorp                237,814       $11,881,187
--------------------------------------------------


BRAZIL (17.0%)
AmBev ADR                257,042        11,389,531
Banco Bradesco           651,800         6,365,829
Banco Itau Holding
 Financeira            1,615,300        18,227,121
BM&F BOVESPA           3,182,400         8,282,770
Companhia Energetica
 de Minas Gerais         464,800         6,384,218
Companhia Vale do
 Rio Doce ADR            788,167         9,544,702
Cyrela Brazil Realty     920,200         3,660,112
Multiplan
 Empreendimentos
 Imobiliarios            758,714(b)      4,037,946
Petroleo Brasileiro
 ADR                     591,317        14,481,353
Redecard               2,661,300        29,570,000
UNIBANCO -- Uniao de
 Bancos Brasileiros
 ADR                     150,487         9,724,470
                                   ---------------
Total                                  121,668,052
--------------------------------------------------


CHINA (13.7%)
China Construction
 Bank Series H        20,340,000        11,316,752
China Life Insurance
 Series H              6,014,000        18,478,142
China Medical
 Technologies ADR        192,140         3,892,757
CNOOC ADR                157,011        14,953,728
Industrial &
 Commercial Bank of
 China                34,651,000        18,397,038
Series H Li Ning       3,991,000         6,288,664
Minth Group              980,000           394,156
PetroChina ADR            78,696         7,002,370
Ping An Insurance
 Group of China
 Series H              3,442,000        16,915,302
                                   ---------------
Total                                   97,638,909
--------------------------------------------------


CZECH REPUBLIC (2.8%)
CEZ                      460,378        19,684,620
--------------------------------------------------


HONG KONG (7.9%)
China Mobile           5,040,000        51,137,085
China Overseas Land
 & Investment          3,898,000         5,473,401
                                   ---------------
Total                                   56,610,486
--------------------------------------------------


INDIA (6.6%)
Bharat Heavy
 Electricals             175,209         4,919,858
Bharti Airtel          1,072,515(b)     15,787,063
Housing Development
 Finance                 226,996         6,936,539
Infosys Technologies     544,958        12,611,917
Reliance Inds            263,723         6,706,185
                                   ---------------
Total                                   46,961,562
--------------------------------------------------


INDONESIA (0.1%)
Bumi Resources        12,709,500(g)      1,055,645
--------------------------------------------------


ISRAEL (5.1%)
Check Point Software
 Technologies            279,714(b)      5,311,769
Israel Chemicals         859,076         6,021,971
Teva Pharmaceutical
 Inds ADR                587,094        24,992,591
                                   ---------------
Total                                   36,326,331
--------------------------------------------------


MALAYSIA (2.4%)
British American
 Tobacco                 250,200         3,216,487
IOI                    3,833,500         3,969,664
Telekom Malaysia      10,848,600         9,673,714
                                   ---------------
Total                                   16,859,865
--------------------------------------------------


MEXICO (7.4%)
America Movil ADR
 Series L                796,907        24,696,148
Grupo Financiero
 Banorte Series O      3,265,500         5,957,333
Grupo Televisa ADR       641,375         9,582,143
Wal-Mart de Mexico
 Series V              4,526,600        12,221,824
                                   ---------------
Total                                   52,457,448
--------------------------------------------------


RUSSIA (3.0%)
Eurasia Drilling GDR     406,986(b,d,e)  1,430,607
Gazprom ADR              975,244        13,872,846
Pharmstandard             99,724(b)      1,780,946
Sibirskiy Cement          33,900           678,000
X5 Retail Group GDR      384,356(b,d,e)  3,336,462
                                   ---------------
Total                                   21,098,861
--------------------------------------------------


SOUTH AFRICA (8.5%)
ABSA Group             1,003,939        11,680,022
Gold Fields            1,566,332        15,439,661
Gold Fields ADR          542,291         5,384,950
Impala Platinum
 Holdings                389,053         5,669,181
Sasol                    486,087        14,616,729
Truworths Intl         2,130,451         7,793,725
                                   ---------------
Total                                   60,584,268
--------------------------------------------------


SOUTH KOREA (11.2%)
Infopia                   99,257         1,359,026
KT                       236,270         7,048,285
KT&G                     187,577        11,866,331
NHN                       45,723(b)      4,834,151
POSCO ADR                 75,884         5,710,271
Samsung Electronics       55,309        17,451,876
Samsung Fire &
 Marine Insurance         78,604        11,946,066
Samsung Securities       147,401         7,437,553
Yuhan                     71,600        12,572,529
                                   ---------------
Total                                   80,226,088
--------------------------------------------------


TAIWAN (6.7%)
Asustek Computer       5,754,768         6,502,531
Chunghwa Telecom       5,156,130         8,316,151
First Financial
 Holding              10,533,532         5,633,991
Hon Hai Precision
 Industry              3,103,300         6,126,807
Taiwan Semiconductor
 Mfg                   8,334,000        11,386,148
Taiwan Semiconductor
 Mfg ADR                 443,963         3,507,308
Tripod Technology      3,203,348         3,165,839
U-Ming Marine
 Transport             2,369,000         2,863,578
                                   ---------------
Total                                   47,502,353
--------------------------------------------------


TURKEY (1.6%)
Turkiye Garanti
 Bankasi               6,770,697(b)     11,749,340
--------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $785,803,643)                  $682,305,015
--------------------------------------------------



OTHER (--%)(c)
ISSUER                  SHARES            VALUE(a)
HONG KONG
China Overseas Land
 & Investment
 Rights                  155,920(b)        $55,929
--------------------------------------------------
TOTAL OTHER
(Cost: $--)                                $55,929
--------------------------------------------------



MONEY MARKET FUND (2.9%)
                        SHARES            VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                20,471,243(f)    $20,471,243
--------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $20,471,243)                    $20,471,243
--------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $806,274,886)(h)               $702,832,187
--------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  257

Threadneedle VP - Emerging Markets Fund


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Dec. 31, 2008:


                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS           VALUE
--------------------------------------------------------------------------------------------------
Auto Components                                                         0.1%              $394,156
Beverages                                                               1.6             11,389,531
Capital Markets                                                         1.0              7,437,553
Chemicals                                                               0.8              6,021,971
Commercial Banks                                                       15.6            110,933,083
Computers & Peripherals                                                 0.9              6,502,531
Diversified Financial Services                                          1.2              8,282,770
Diversified Telecommunication Services                                  3.5             25,038,150
Electric Utilities                                                      3.7             26,068,838
Electrical Equipment                                                    0.7              4,919,858
Electronic Equipment, Instruments & Components                          1.3              9,292,646
Energy Equipment & Services                                             0.2              1,430,607
Food & Staples Retailing                                                2.2             15,558,286
Food Products                                                           0.6              3,969,664
Health Care Equipment & Supplies                                        0.7              5,251,783
Household Durables                                                      0.5              3,660,112
Insurance                                                               6.6             47,339,510
Internet Software & Services                                            0.7              4,834,151
IT Services                                                             5.9             42,181,917
Leisure Equipment & Products                                            0.9              6,288,664
Marine                                                                  0.4              2,863,578
Media                                                                   1.3              9,582,143
Metals & Mining                                                         5.9             41,748,765
Multi-Utilities                                                         0.1                678,000
Oil, Gas & Consumable Fuels                                            10.2             72,688,856
Pharmaceuticals                                                         5.5             39,346,066
Real Estate Management & Development                                    1.3              9,567,276
Semiconductors & Semiconductor Equipment                                4.5             32,345,332
Software                                                                0.7              5,311,769
Specialty Retail                                                        1.1              7,793,725
Thrifts & Mortgage Finance                                              1.0              6,936,539
Tobacco                                                                 2.1             15,082,818
Wireless Telecommunication Services                                    12.9             91,620,296
Other(1)                                                                2.9             20,471,243
--------------------------------------------------------------------------------------------------
Total                                                                                 $702,832,187
--------------------------------------------------------------------------------------------------



(1)Cash & Cash Equivalents

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $4,767,069 or 0.7% of net assets.


--------------------------------------------------------------------------------
258  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - Emerging Markets Fund

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES                 COST
-------------------------------------------------------------------------------------------------
Eurasia Drilling GDR*                                      11-02-07 thru 09-22-08      $9,486,390
X5 Retail Group GDR*                                       12-16-08 thru 12-18-08       3,639,789


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(g) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(h) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $874,067,894 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                     $21,818,515
Unrealized depreciation                                                    (193,054,222)
---------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(171,235,707)
---------------------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described in Note 1 to the financial statements -- Valuation of securities.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                 $197,077,366        $505,754,821           $--          $702,832,187






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  259

PORTFOLIO OF INVESTMENTS

Threadneedle VP - International Opportunity Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (98.1%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.5%)
BHP Billiton                                           272,158             $5,897,878
Boart Longyear Group                                 2,479,064                356,356
CSL                                                    198,195              4,767,659
Macquarie Group                                        116,841              2,418,948
Newcrest Mining                                        225,565              5,476,910
QBE Insurance Group                                    208,979              3,852,789
Rio Tinto                                               42,678              1,166,642
                                                                      ---------------
Total                                                                      23,937,182
-------------------------------------------------------------------------------------


BELGIUM (1.3%)
Colruyt                                                 33,403              7,210,157
-------------------------------------------------------------------------------------


CANADA (1.5%)
Canadian Pacific Railway                               110,000              3,708,902
ShawCor Cl A                                           140,000              2,120,619
Suncor Energy                                          120,000              2,341,945
                                                                      ---------------
Total                                                                       8,171,466
-------------------------------------------------------------------------------------


CHINA (0.8%)
China Merchants Bank Series H                        2,379,000              4,451,341
-------------------------------------------------------------------------------------


FINLAND (0.7%)
Sampo Series A                                         206,978              3,935,174
-------------------------------------------------------------------------------------


FRANCE (10.8%)
Air Liquide                                             37,596              3,458,507
ALSTOM                                                  73,272              4,386,263
BNP Paribas                                             95,763              4,152,153
Essilor Intl                                           114,914              5,422,365
France Telecom                                         247,015              6,915,942
LVMH Moet Hennessy Louis Vuitton                        45,946              3,093,085
Pernod Ricard                                          116,898              8,723,168
Sanofi-Aventis                                          56,086              3,603,575
Societe Generale                                        86,522              4,409,261
Total                                                  242,662             13,401,366
                                                                      ---------------
Total                                                                      57,565,685
-------------------------------------------------------------------------------------


GERMANY (7.0%)
Allianz                                                106,893             11,409,416
Bayer                                                  112,297              6,547,495
Daimler                                                100,419              3,800,177
Fresenius Medical Care & Co                            191,135              8,908,476
Linde                                                   49,491              4,228,162
Wincor Nixdorf                                          57,072              2,681,123
                                                                      ---------------
Total                                                                      37,574,849
-------------------------------------------------------------------------------------


HONG KONG (4.6%)
China Mobile                                           645,000              6,544,329
China Overseas Land & Investment                     4,487,250              6,300,800
Esprit Holdings                                        695,500              3,963,294
Hong Kong Exchanges and Clearing                       444,000              4,262,870
Li & Fung                                            1,904,000              3,290,528
                                                                      ---------------
Total                                                                      24,361,821
-------------------------------------------------------------------------------------


IRELAND (1.0%)
CRH                                                    202,377              5,151,024
-------------------------------------------------------------------------------------


ISRAEL (1.2%)
Israel Chemicals                                       223,243              1,564,894
Teva Pharmaceutical Inds ADR                           107,797              4,588,918
                                                                      ---------------
Total                                                                       6,153,812
-------------------------------------------------------------------------------------


JAPAN (22.5%)
Ajinomoto                                               40,000                436,372
AMADA                                                  119,000                578,517
Asahi Breweries                                        141,400              2,443,738
Bridgestone                                             86,400              1,295,395
Canon                                                   84,550              2,677,749
Central Japan Railway                                      174              1,508,376
Chubu Electric Power                                    99,100              3,017,040
Daito Trust Construction                                11,800                619,160
Daiwa House Industry                                    43,000                421,412
Daiwa Securities Group                                 143,000                858,096
eAccess                                                    870                544,706
East Japan Railway                                         337              2,663,239
FamilyMart                                              60,800              2,639,286
FANUC                                                   19,800              1,418,476
Fukuoka Financial Group                                175,000                764,584
Hitachi                                                416,000              1,613,750
Honda Motor                                            107,200              2,282,212
Hoya                                                    94,000              1,641,097
Jafco                                                   21,400                546,660
Japan Tobacco                                              597              1,976,596
JFE Holdings                                            59,200              1,572,593
Kansai Electric Power                                   92,600              2,681,068
KDDI                                                       442              3,154,620
Keyence                                                  5,100              1,047,649
Kirin Holdings                                          74,000                983,424
Kobe Steel                                             287,000                527,021
Komatsu                                                108,600              1,384,746
Konami                                                  23,600                611,559
Makita                                                  26,300                588,180
Mitsubishi                                              19,000                268,998
Mitsubishi Electric                                    140,000                876,958
Mitsubishi Estate                                       91,000              1,502,556
Mitsubishi Gas Chemical                                 73,000                299,402
Mitsubishi Heavy Inds                                  162,000                723,699
Mitsubishi Logistics                                   172,000              2,179,700
Mitsubishi UFJ Financial Group                         763,300              4,795,337
Mitsui & Co                                            223,000              2,291,512
Mitsui Fudosan                                         109,000              1,816,472
Mizuho Financial Group                                     826              2,441,493
Murata Mfg                                              16,700                654,542
Nintendo                                                 7,800              2,979,469
Nippon Electric Glass                                   74,000                390,445
Nippon Oil                                              79,000                400,382
Nippon Sheet Glass                                     141,000                466,611
Nippon Telegraph & Telephone                               586              3,145,607
Nippon Yusen Kabushiki Kaisha                           95,000                585,392
Nomura Holdings                                        137,200              1,141,868
NTT Data                                                   119                479,247
NTT DoCoMo                                               1,814              3,568,950
Obayashi                                                48,000                286,765
Oji Paper                                               50,000                293,828
Ono Pharmaceutical                                      36,600              1,904,710
Oracle Japan                                             7,400                320,377
ORIX                                                     5,620                320,766
Pacific Golf Group Intl Holdings                         1,323                468,166
Ricoh                                                   80,000              1,024,886
SECOM                                                   41,300              2,130,242
Sekisui Chemical                                       331,000              2,065,544
Sekisui House                                          137,000              1,208,143
Seven & I Holdings                                     107,600              3,696,753
Shin-Etsu Chemical                                      50,500              2,329,626
Shionogi & Co                                          125,000              3,226,711
Sompo Japan Insurance                                   97,000                717,937
Sony Financial Holdings                                    332              1,266,503
Sumitomo                                               149,800              1,328,032
Sumitomo Chemical                                      134,000                459,156
Sumitomo Heavy Inds                                    157,000                627,772
Sumitomo Metal Inds                                    454,000              1,120,940
Sumitomo Mitsui Financial Group                            445              1,919,150
Sundrug                                                 17,100                474,840
T&D Holdings                                            26,200              1,108,449
Takeda Pharmaceutical                                   49,800              2,594,546
Tokio Marine Holdings                                   63,000              1,865,831
Tokyo Electron                                          16,000                563,009
Tokyo Gas                                              856,000              4,337,045
Tokyu                                                  152,000                766,023
Toyota Motor                                           187,200              6,185,789
Trend Micro                                             34,500              1,211,207
UBE Inds                                               203,000                570,005
Yahoo! Japan                                             1,967                806,732


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
260  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - International Opportunity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Yamato Transport                                        17,000               $222,208
                                                                      ---------------
Total                                                                     120,927,652
-------------------------------------------------------------------------------------


MALAYSIA (0.2%)
IOI                                                  1,000,300              1,035,830
-------------------------------------------------------------------------------------


MEXICO (0.4%)
America Movil ADR Series L                              72,136              2,235,495
-------------------------------------------------------------------------------------


NETHERLANDS (3.4%)
Koninklijke (Royal) KPN                                687,764             10,043,994
Koninklijke Ahold                                      179,019              2,215,958
Royal Dutch Shell Series A                             214,305              5,691,626
                                                                      ---------------
Total                                                                      17,951,578
-------------------------------------------------------------------------------------


PORTUGAL (1.0%)
Jeronimo Martins                                       925,347              5,162,522
-------------------------------------------------------------------------------------


SINGAPORE (0.9%)
DBS Group Holdings                                     422,000              2,517,454
Keppel                                                 686,000              2,109,332
                                                                      ---------------
Total                                                                       4,626,786
-------------------------------------------------------------------------------------


SOUTH AFRICA (0.6%)
First Uranium                                          300,000(b)             451,703
MTN Group                                              245,111              2,857,442
                                                                      ---------------
Total                                                                       3,309,145
-------------------------------------------------------------------------------------


SPAIN (2.2%)
Banco Santander                                        628,018              6,094,381
Inditex                                                124,374              5,563,391
                                                                      ---------------
Total                                                                      11,657,772
-------------------------------------------------------------------------------------


SWEDEN (0.6%)
Atlas Copco Series B                                   373,666              2,959,043
-------------------------------------------------------------------------------------


SWITZERLAND (11.8%)
ABB                                                    137,472(b)           2,092,830
Credit Suisse Group                                    147,675              4,131,348
Lonza Group                                             66,364              6,142,019
Nestle                                                 435,876             17,229,932
Novartis                                                85,446              4,271,835
Roche Holding                                          129,095             19,951,436
SGS                                                      2,112              2,205,016
Syngenta                                                35,973              6,976,189
                                                                      ---------------
Total                                                                      63,000,605
-------------------------------------------------------------------------------------


TAIWAN (0.3%)
Hon Hai Precision Industry                             703,800              1,389,504
-------------------------------------------------------------------------------------


UNITED KINGDOM (20.8%)
Amlin                                                  568,952              3,000,243
BAE Systems                                            850,931              4,698,034
BG Group                                               944,292             13,260,018
BP                                                     963,564              7,546,026
British American Tobacco                               369,076              9,767,642
Capita Group                                           332,054              3,613,575
Centrica                                             1,204,542              4,704,499
Home Retail Group                                      695,724              2,178,440
HSBC Holdings                                          240,550              2,388,447
Natl Grid                                              435,194              4,362,706
Next                                                   235,160              3,748,917
Prudential                                             826,584              5,090,316
RSA Insurance Group                                  4,659,977              9,420,672
Shire                                                  259,034              3,870,891
Standard Chartered                                     423,836              5,502,067
Tesco                                                1,104,550              5,834,821
Tullow Oil                                             407,221              3,955,350
Vodafone Group                                       7,560,859             15,706,502
Wm Morrison Supermarkets                               825,308              3,393,768
                                                                      ---------------
Total                                                                     112,042,934
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $653,923,975)                                                     $524,811,377
-------------------------------------------------------------------------------------



OTHER (0.1%)
ISSUER                                                 SHARES                VALUE(a)
HONG KONG (--%)
China Overseas Land & Investment
 Rights                                                179,490(b)             $64,384
-------------------------------------------------------------------------------------


SINGAPORE (0.1%)
DBS Group Holdings Rights                              211,000(b)             444,960
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $796,282)                                                             $509,344
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              5,849,010(d)          $5,849,010
-------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $5,849,010)                                                         $5,849,010
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $660,569,267)(e)                                                  $531,169,731
-------------------------------------------------------------------------------------




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Dec. 31, 2008:


                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS           VALUE
--------------------------------------------------------------------------------------------------
Aerospace & Defense                                                    0.9%             $4,698,034
Air Freight & Logistics                                                 --                 222,208
Auto Components                                                        0.2               1,295,395
Automobiles                                                            2.3              12,268,178
Beverages                                                              2.3              12,150,330
Biotechnology                                                          0.9               4,767,659
Building Products                                                      0.1                 466,611
Capital Markets                                                        1.7               9,096,920
Chemicals                                                              3.7              19,885,941
Commercial Banks                                                       7.5              39,880,628
Commercial Services & Supplies                                         0.4               2,130,242
Computers & Peripherals                                                0.5               2,681,123
Construction & Engineering                                             0.1                 643,121
Construction Materials                                                 1.0               5,151,024
Consumer Finance                                                       0.1                 320,766
Distributors                                                           0.6               3,290,528
Diversified Financial Services                                         0.8               4,262,870
Diversified Telecommunication Services                                 3.8              20,105,543


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  261

Threadneedle VP - International Opportunity Fund

                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS           VALUE
--------------------------------------------------------------------------------------------------
Electric Utilities                                                     1.1%             $5,698,108
Electrical Equipment                                                   1.4               7,356,051
Electronic Equipment, Instruments & Components                         1.3               6,736,987
Energy Equipment & Services                                            0.4               2,120,619
Food & Staples Retailing                                               5.7              30,628,105
Food Products                                                          3.5              18,702,134
Gas Utilities                                                          0.8               4,337,045
Health Care Equipment & Supplies                                       1.0               5,422,365
Health Care Providers & Services                                       1.7               8,908,476
Hotels, Restaurants & Leisure                                          0.1                 468,166
Household Durables                                                     0.7               3,861,867
Industrial Conglomerates                                               0.4               2,109,332
Insurance                                                              7.8              41,667,330
Internet & Catalog Retail                                              0.4               2,178,440
Internet Software & Services                                           0.3               1,351,438
IT Services                                                            0.1                 479,247
Life Sciences Tools & Services                                         1.1               6,142,019
Machinery                                                              1.4               7,692,253
Marine                                                                 0.1                 585,392
Metals & Mining                                                        3.0              16,213,687
Multiline Retail                                                       0.7               3,748,917
Multi-Utilities                                                        1.7               9,067,205
Office Electronics                                                     0.7               3,702,635
Oil, Gas & Consumable Fuels                                            8.7              46,596,713
Paper & Forest Products                                                0.1                 293,828
Pharmaceuticals                                                        9.4              50,560,117
Professional Services                                                  1.1               5,818,591
Real Estate Management & Development                                   2.0              10,724,784
Road & Rail                                                            1.6               8,646,540
Semiconductors & Semiconductor Equipment                               0.1                 563,009
Software                                                               1.0               5,122,612
Specialty Retail                                                       1.8               9,526,685
Textiles, Apparel & Luxury Goods                                       0.6               3,093,085
Tobacco                                                                2.2              11,744,238
Trading Companies & Distributors                                       0.7               3,888,542
Transportation Infrastructure                                          0.4               2,179,700
Wireless Telecommunication Services                                    6.4              34,067,338
Other(1)                                                               1.1               5,849,010
--------------------------------------------------------------------------------------------------
Total                                                                                 $531,169,731
--------------------------------------------------------------------------------------------------




(1)   Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                     CURRENCY TO      CURRENCY TO       UNREALIZED
EXCHANGE DATE                                       BE DELIVERED      BE RECEIVED      APPRECIATION
------------------------------------------------------------------------------------------------------------
Jan. 5, 2009                                          75,000,000          830,197         $3,204
                                                    Japanese Yen      U.S. Dollar
------------------------------------------------------------------------------------------------------------
Jan. 6, 2009                                             900,000          849,377          5,258
                                                     Swiss Franc      U.S. Dollar
------------------------------------------------------------------------------------------------------------
Total                                                                                     $8,462
------------------------------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
262  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - International Opportunity Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(e) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $666,093,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $29,156,391
     Unrealized depreciation                                                   (164,080,601)

     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $(134,924,210)
     --------------------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                 FAIR VALUE AT DEC. 31, 2008
                                              ----------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2
                                                QUOTED PRICES         OTHER          LEVEL 3
                                                  IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                 MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                        $20,260,566      $510,909,165         $--        $531,169,731
Other financial instruments*                              --             8,462          --               8,462

--------------------------------------------------------------------------------------------------------------
Total                                            $20,260,566      $510,917,627         $--        $531,178,193
--------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  263

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of RiverSource Partners
VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Large Cap Equity Fund, RiverSource
VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource
VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource
VP - Short Duration U.S. Government Fund, RiverSource VP - Small Cap Advantage Fund, Threadneedle VP - Emerging Markets Fund, and Threadneedle
VP - International Opportunity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RiverSource Partners VP - Fundamental Value Fund, formerly RiverSource VP - Fundamental Value Fund, RiverSource Partners
VP - Select Value Fund, formerly RiverSource VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, formerly RiverSource VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Short Duration U.S. Government Fund, RiverSource VP - Small Cap Advantage Fund, Threadneedle
VP - Emerging Markets Fund, formerly RiverSource VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund, formerly RiverSource
VP - International Opportunity Fund (the Funds) (twenty-one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2008, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 20, 2009


--------------------------------------------------------------------------------
264  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (92.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
General Dynamics                                        12,124               $698,222
Rockwell Collins                                         2,349                 91,822
United Technologies                                      6,970                373,592
                                                                      ---------------
Total                                                                       1,163,636
-------------------------------------------------------------------------------------


AIR FREIGHT & LOGISTICS (0.4%)
CH Robinson Worldwide                                   11,378                626,131
-------------------------------------------------------------------------------------


AIRLINES (0.1%)
Southwest Airlines                                      29,671                255,764
-------------------------------------------------------------------------------------


AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                  13,697(b)              81,771
Johnson Controls                                         4,632                 84,117
                                                                      ---------------
Total                                                                         165,888
-------------------------------------------------------------------------------------


AUTOMOBILES (0.1%)
Ford Motor                                              17,637(b)              40,389
General Motors                                           4,415                 14,128
Harley-Davidson                                         10,726                182,020
                                                                      ---------------
Total                                                                         236,537
-------------------------------------------------------------------------------------


BEVERAGES (2.7%)
Brown-Forman Cl B                                        3,969                204,364
Coca-Cola                                               44,483              2,013,745
PepsiCo                                                 46,000              2,519,420
                                                                      ---------------
Total                                                                       4,737,529
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (2.6%)
Genentech                                               10,140(b)             840,707
Gilead Sciences                                         70,902(b,f)         3,625,929
                                                                      ---------------
Total                                                                       4,466,636
-------------------------------------------------------------------------------------


BUILDING PRODUCTS (0.2%)
Masco                                                   26,945                299,898
-------------------------------------------------------------------------------------


CAPITAL MARKETS (1.3%)
BlackRock                                                3,186                427,402
Goldman Sachs Group                                      9,387                792,169
Morgan Stanley                                          71,162              1,141,439
                                                                      ---------------
Total                                                                       2,361,010
-------------------------------------------------------------------------------------


CHEMICALS (1.8%)
CF Inds Holdings                                         3,558                174,911
Dow Chemical                                           124,741(f)           1,882,343
Ecolab                                                   1,369                 48,120
EI du Pont de Nemours & Co                               7,658                193,747
Monsanto                                                 6,418                451,506
PPG Inds                                                 5,431                230,437
Sigma-Aldrich                                            3,942(f)             166,510
                                                                      ---------------
Total                                                                       3,147,574
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (1.9%)
BB&T                                                    20,581                565,154
Comerica                                                12,806                254,199
Fifth Third Bancorp                                     32,686                269,986
KeyCorp                                                 32,889                280,214
Marshall & Ilsley                                       14,426                196,771
SunTrust Banks                                          15,575                460,086
Wachovia                                                95,067                526,671
Wells Fargo & Co                                        28,892                851,736
                                                                      ---------------
Total                                                                       3,404,817
-------------------------------------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.6%)
Avery Dennison                                           3,406(f)             111,478
Republic Services                                        6,896                170,947
RR Donnelley & Sons                                     11,221                152,381
Waste Management                                        19,873                658,592
                                                                      ---------------
Total                                                                       1,093,398
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (0.7%)
Cisco Systems                                           14,748(b,f)           240,392
Corning                                                 16,386                156,159
Motorola                                                 9,426                 41,757
QUALCOMM                                                23,122                828,461
                                                                      ---------------
Total                                                                       1,266,769
-------------------------------------------------------------------------------------


COMPUTERS & PERIPHERALS (2.5%)
Apple                                                    8,503(b)             725,731
Hewlett-Packard                                         23,858                865,807


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMPUTERS & PERIPHERALS (CONT.)

IBM                                                     29,160             $2,454,105
Lexmark Intl Cl A                                       12,753(b)             343,056
                                                                      ---------------
Total                                                                       4,388,699
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
SLM                                                     17,513(b)             155,866
-------------------------------------------------------------------------------------


DISTRIBUTORS (0.2%)
Genuine Parts                                            7,487                283,458
-------------------------------------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
H&R Block                                               17,283                392,670
-------------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (7.7%)
Apollo Management LP                                    93,600(d,e)           140,400
Bank of America                                        202,555              2,851,974
Citigroup                                              463,501              3,110,092
JPMorgan Chase & Co                                    203,484              6,415,851
KKR Financial Holdings LLC                              39,764                 62,827
Merrill Lynch & Co                                      69,877                813,368
                                                                      ---------------
Total                                                                      13,394,512
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
CenturyTel                                               3,173                 86,718
Embarq                                                  11,492                413,253
Frontier Communications                                  9,468                 82,750
                                                                      ---------------
Total                                                                         582,721
-------------------------------------------------------------------------------------


ELECTRIC UTILITIES (1.3%)
Entergy                                                  3,092                257,038
Exelon                                                  20,829              1,158,300
FirstEnergy                                             17,703                860,012
                                                                      ---------------
Total                                                                       2,275,350
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                         9,763                357,423
-------------------------------------------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Jabil Circuit                                           20,957                141,460
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.4%)
Baker Hughes                                             6,782                217,499
BJ Services                                             16,087                187,735
ENSCO Intl                                               9,274                263,289
Halliburton                                             39,011                709,219
Nabors Inds                                             21,503(b,c)           257,391
Noble                                                    8,909                196,800
Rowan Companies                                          5,030                 79,977
Smith Intl                                               3,208                 73,431
Weatherford Intl                                        41,268(b)             446,520
                                                                      ---------------
Total                                                                       2,431,861
-------------------------------------------------------------------------------------


FOOD & STAPLES RETAILING (5.6%)
Costco Wholesale                                         2,452                128,730
SUPERVALU                                                5,895                 86,067
Walgreen                                                17,068                421,068
Wal-Mart Stores                                        162,512              9,110,422
                                                                      ---------------
Total                                                                       9,746,287
-------------------------------------------------------------------------------------


FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland                                   4,767                137,433
Dean Foods                                               5,017(b)              90,155
General Mills                                           28,537              1,733,624
JM Smucker                                               1,959                 84,942
Sara Lee                                                44,027                431,024
Tyson Foods Cl A                                        13,348                116,928
                                                                      ---------------
Total                                                                       2,594,106
-------------------------------------------------------------------------------------


GAS UTILITIES (0.1%)
Nicor                                                    2,333                 81,048
Questar                                                  5,139                167,994
                                                                      ---------------
Total                                                                         249,042
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Becton Dickinson & Co                                    6,621                452,810
St. Jude Medical                                         2,278(b)              75,083
                                                                      ---------------
Total                                                                         527,893
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (0.6%)
Cardinal Health                                          6,616                228,054
CIGNA                                                   31,191                525,568
Coventry Health Care                                     1,155(b,f)            17,186
Quest Diagnostics                                        2,990                155,211
Tenet Healthcare                                        42,707(b)              49,113
UnitedHealth Group                                       3,413                 90,786
                                                                      ---------------
Total                                                                       1,065,918
-------------------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (0.1%)
Darden Restaurants                                       1,979(f)              55,768
Intl Game Technology                                     6,079                 72,279
Wyndham Worldwide                                       11,866                 77,723
                                                                      ---------------
Total                                                                         205,770
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HOUSEHOLD DURABLES (0.8%)
Black & Decker                                           2,771               $115,856
Centex                                                   9,417                100,197
DR Horton                                               41,317                292,111
Harman Intl Inds                                         9,613                160,825
KB Home                                                  3,813                 51,933
Leggett & Platt                                          6,498                 98,705
Lennar Cl A                                              9,449                 81,923
Newell Rubbermaid                                        2,855                 27,922
Pulte Homes                                             13,342                145,828
Snap-On                                                  4,409                173,626
Stanley Works                                              613                 20,903
Whirlpool                                                2,490                102,962
                                                                      ---------------
Total                                                                       1,372,791
-------------------------------------------------------------------------------------


HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                                       15,827              1,084,783
Kimberly-Clark                                           6,018                317,389
                                                                      ---------------
Total                                                                       1,402,172
-------------------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Constellation Energy Group                               1,419                 35,603
Dynegy Cl A                                             32,853(b)              65,706
                                                                      ---------------
Total                                                                         101,309
-------------------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES (1.3%)
3M                                                      15,299                880,304
Textron                                                  6,553                 90,890
Tyco Intl                                               56,582(c)           1,222,172
                                                                      ---------------
Total                                                                       2,193,366
-------------------------------------------------------------------------------------


INSURANCE (4.6%)
AFLAC                                                   10,367                475,223
Allstate                                                84,267              2,760,588
Chubb                                                   15,249                777,699
Marsh & McLennan Companies                              16,952                411,425
Progressive                                             94,029              1,392,569
Travelers Companies                                     47,945              2,167,114
                                                                      ---------------
Total                                                                       7,984,618
-------------------------------------------------------------------------------------


IT SERVICES (1.2%)
Affiliated Computer Services Cl A                        8,256(b)             379,363
Automatic Data Processing                                3,650                143,591
Convergys                                                  961(b)               6,160
MasterCard Cl A                                          5,634                805,268
Total System Services                                    1,524                 21,336
Visa Cl A                                                2,417                126,772
Western Union                                           45,924                658,550
                                                                      ---------------
Total                                                                       2,141,040
-------------------------------------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.4%)
Eastman Kodak                                           18,095                119,065
Hasbro                                                   7,820                228,109
Mattel                                                  17,862                285,793
                                                                      ---------------
Total                                                                         632,967
-------------------------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                              8,837                122,923
-------------------------------------------------------------------------------------


MACHINERY (1.1%)
Cummins                                                  3,633                 97,110
Deere & Co                                               6,478                248,237
Dover                                                    5,437                178,986
Eaton                                                    6,722                334,151
Flowserve                                                3,574                184,061
Illinois Tool Works                                     10,859                380,607
Ingersoll-Rand Cl A                                     12,882(c)             223,503
Manitowoc                                               18,959                164,185
Pall                                                     3,469                 98,624
                                                                      ---------------
Total                                                                       1,909,464
-------------------------------------------------------------------------------------


MEDIA (3.7%)
CBS Cl B                                                81,023                663,578
Comcast Cl A                                            84,457              1,425,634
Gannett                                                 54,370                434,960
Meredith                                                 6,093                104,312
New York Times Cl A                                     18,784                137,687
News Corp Cl A                                          19,932                181,182
Sirius XM Radio                                      2,655,861(b)             318,703
Time Warner Cable Cl A                                   7,704(b)             165,251
Virgin Media                                           608,764(e)           3,037,732
WorldSpace Cl A                                         16,896(b)                 161
                                                                      ---------------
Total                                                                       6,469,200
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

METALS & MINING (1.2%)
AK Steel Holding                                         9,648                $89,919
Alcoa                                                    3,385                 38,115
Freeport-McMoRan Copper & Gold                           2,995                 73,198
Newmont Mining                                           7,366                299,796
Nucor                                                   25,904              1,196,765
Timminco                                                35,775(b,c)           103,905
United States Steel                                     10,065                374,418
                                                                      ---------------
Total                                                                       2,176,116
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.4%)
Big Lots                                                 4,973(b)              72,059
Family Dollar Stores                                    11,179                291,437
JC Penney                                                1,979                 38,986
Kohl's                                                   6,442(b)             233,200
Macy's                                                   5,752                 59,533
Nordstrom                                                7,160                 95,300
                                                                      ---------------
Total                                                                         790,515
-------------------------------------------------------------------------------------


MULTI-UTILITIES (0.2%)
TECO Energy                                              8,465                104,543
Wisconsin Energy                                         3,659                153,604
Xcel Energy                                              7,192                133,412
                                                                      ---------------
Total                                                                         391,559
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (13.4%)
Apache                                                  15,672              1,168,034
Cabot Oil & Gas                                          9,501                247,026
Chesapeake Energy                                       40,175                649,630
Chevron                                                 97,521              7,213,627
ConocoPhillips                                          31,127              1,612,379
CONSOL Energy                                           14,119                403,521
EOG Resources                                           15,671              1,043,375
Exxon Mobil                                             44,054              3,516,831
Hess                                                    17,827                956,240
Marathon Oil                                            31,446                860,363
Massey Energy                                            6,518                 89,883
Murphy Oil                                               8,920                395,602
Noble Energy                                            13,311                655,167
Occidental Petroleum                                    15,216                912,808
Peabody Energy                                          20,960                476,840
Pioneer Natural Resources                                9,184                148,597
Range Resources                                          9,769                335,956
Southwestern Energy                                     31,547(b)             913,917
Spectra Energy                                          38,294                602,748
Sunoco                                                   4,513                196,135
Tesoro                                                   8,860                116,686
Valero Energy                                           14,396                311,529
XTO Energy                                              17,192                606,362
                                                                      ---------------
Total                                                                      23,433,256
-------------------------------------------------------------------------------------


PERSONAL PRODUCTS (0.2%)
Estee Lauder Companies Cl A                              8,813                272,850
-------------------------------------------------------------------------------------


PHARMACEUTICALS (12.9%)
Abbott Laboratories                                      8,608                459,409
Eli Lilly & Co                                          26,936              1,084,713
Forest Laboratories                                     33,004(b,f)           840,612
Johnson & Johnson                                      115,225              6,893,912
King Pharmaceuticals                                    58,015(b)             616,119
Merck & Co                                              61,105              1,857,592
Mylan                                                    8,691(b)              85,954
Pfizer                                                 532,766              9,435,285
Schering-Plough                                         30,669                522,293
Watson Pharmaceuticals                                   3,290(b)              87,415
Wyeth                                                   18,789                704,775
                                                                      ---------------
Total                                                                      22,588,079
-------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Equity Residential                                       8,029                239,425
-------------------------------------------------------------------------------------


ROAD & RAIL (4.8%)
Burlington Northern Santa Fe                            30,347              2,297,571
CSX                                                     52,462              1,703,441
Norfolk Southern                                        31,847(f)           1,498,401
Ryder System                                             5,190                201,268
Union Pacific                                           54,714              2,615,330
                                                                      ---------------
Total                                                                       8,316,011
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Altera                                                  18,736                313,079
Infineon Technologies                                   56,961(b,c)            76,286
Infineon Technologies ADR                               43,355(b,c)            60,697
Intel                                                   90,357              1,324,633
Linear Technology                                       13,797                305,190
LSI                                                     28,634(b)              94,206
MEMC Electronic Materials                                5,334(b)              76,170
Microchip Technology                                     8,569                167,353
Natl Semiconductor                                       8,094                 81,507
NVIDIA                                                   1,529(b)              12,339


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)

Spansion Cl A                                          173,164(b)             $32,780
Teradyne                                                 2,379(b)              10,039
Xilinx                                                  23,465                418,145
                                                                      ---------------
Total                                                                       2,972,424
-------------------------------------------------------------------------------------


SOFTWARE (2.5%)
BMC Software                                             9,015(b)             242,594
Compuware                                               16,919(b)             114,203
Microsoft                                              153,093              2,976,128
Oracle                                                  46,425(b)             823,115
Salesforce.com                                           6,554(b)             209,794
                                                                      ---------------
Total                                                                       4,365,834
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (4.1%)
Abercrombie & Fitch Cl A                                 8,533                196,856
AutoNation                                              14,096(b)             139,268
AutoZone                                                 1,550(b)             216,179
Bed Bath & Beyond                                       13,037(b)             331,401
Best Buy                                                 8,799                247,340
Gap                                                     21,906                293,321
Home Depot                                             168,755              3,884,740
Limited Brands                                           8,260                 82,930
Lowe's Companies                                        52,789              1,136,019
Office Depot                                            35,155(b)             104,762
RadioShack                                               9,124                108,941
Sherwin-Williams                                         3,033                181,222
Staples                                                  7,067                126,641
Tiffany & Co                                             3,591                 84,855
                                                                      ---------------
Total                                                                       7,134,475
-------------------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach                                                   22,576(b)             468,903
Jones Apparel Group                                     10,102                 59,198
Liz Claiborne                                           17,845                 46,397
Nike Cl B                                                5,583                284,733
Polo Ralph Lauren                                        1,907                 86,597
VF                                                       4,623                253,202
                                                                      ---------------
Total                                                                       1,199,030
-------------------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE (0.2%)
Freddie Mac                                              7,944                  5,641
Hudson City Bancorp                                     24,652                393,446
                                                                      ---------------
Total                                                                         399,087
-------------------------------------------------------------------------------------


TOBACCO (0.1%)
UST                                                      3,499                242,761
-------------------------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.2%)
Fastenal                                                 5,230                182,266
WW Grainger                                              2,618                206,403
                                                                      ---------------
Total                                                                         388,669
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Sprint Nextel                                           90,348(b)             165,337
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $198,583,390)                                                     $161,423,901
-------------------------------------------------------------------------------------






OPTIONS PURCHASED (--%)
                                          EXERCISE      EXPIRATION
ISSUER                        CONTRACTS     PRICE          DATE              VALUE(a)
CALLS
Hertz Global Holdings(g)
Telefonica(g)
Vodafone Group ADR(g)            13,157        $100        Jan. 2009               $1
-------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $51,312)                                                                    $1
-------------------------------------------------------------------------------------





MONEY MARKET FUND (7.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              13,067,077(h)        $13,067,077
-------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $13,067,077)                                                       $13,067,077
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $211,701,779)                                                     $174,490,979
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

INVESTMENTS IN DERIVATIVES



FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Russell 2000 Mini Index         133        $6,566,210    March 2009      $664,674
S&P 500 Index                    18         4,050,450    March 2009       115,363
------------------------------------------------------------------------------------
Total                                                                    $780,037
------------------------------------------------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 1.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $140,400 or 0.1% of net assets.

(e)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     ---------------------------------------------------------------------------
     Apollo Management LP*                08-02-07 thru 04-29-08      $2,035,983
     Virgin Media                         11-03-06 thru 08-06-08      11,783,832


      * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At Dec. 31, 2008, investments in securities included securities valued at $1,770,346 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(g) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(h) Affiliated Money Market Fund - See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  17

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                         FAIR VALUE AT DEC. 31, 2008
                          ---------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-------------------------------------------------
Investments in
  securities                $174,414,692      $76,287         $-       $174,490,979
Other financial
  instruments*                   780,037            -          -            780,037

-------------------------------------------------
Total                       $175,194,729      $76,287         $-       $175,271,016
-------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
18  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DEC. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $198,634,702)              $161,423,902
  Affiliated money market fund (identified cost $13,067,077)         13,067,077
-------------------------------------------------------------------------------
Total investments in securities (identified cost $211,701,779)      174,490,979
Cash                                                                     29,953
Dividends receivable                                                    420,836
Receivable for investment securities sold                               149,588
Variation margin receivable                                             243,740
-------------------------------------------------------------------------------
Total assets                                                        175,335,096
-------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                  308,138
Accrued investment management services fees                              61,565
Other accrued expenses                                                   99,704
-------------------------------------------------------------------------------
Total liabilities                                                       469,407
-------------------------------------------------------------------------------
Net assets applicable to outstanding shares                        $174,865,689
-------------------------------------------------------------------------------
Outstanding shares of beneficial interest                            33,185,030
-------------------------------------------------------------------------------
Net asset value per share                                          $       5.27
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF OPERATIONS
YEAR ENDED DEC. 31, 2008



INVESTMENT INCOME
Income:
Dividends                                                          $   6,670,474
Income distributions from affiliated money market fund                   167,961
  Less foreign taxes withheld                                            (80,418)
--------------------------------------------------------------------------------
Total income                                                           6,758,017
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    1,093,082
Compensation of board members                                              6,441
Custodian fees                                                           109,950
Printing and postage                                                      53,866
Professional fees                                                         42,203
Other                                                                     16,678
--------------------------------------------------------------------------------
Total expenses                                                         1,322,220
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (229,074)
--------------------------------------------------------------------------------
Total net expenses                                                     1,093,146
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        5,664,871
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (85,121,101)
  Foreign currency transactions                                        2,175,201
  Futures contracts                                                      165,699
  Options contracts written                                             (574,400)
  Swap transactions                                                     (162,730)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (83,517,331)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (58,655,563)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (142,172,894)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(136,508,023)
-------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED DEC. 31,                                                     2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   5,664,871  $  6,876,277
Net realized gain (loss) on investments                              (83,517,331)   42,366,246
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (58,655,563)  (33,995,220)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (136,508,023)   15,247,303
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                 (690,000)   (6,304,272)
  Net realized gain                                                  (40,450,000)  (31,523,713)
----------------------------------------------------------------------------------------------
Total distributions                                                  (41,140,000)  (37,827,985)
----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                      506,853       562,241
Reinvestment of distributions at net asset value                      41,140,000    39,536,227
Payments for redemptions                                             (54,294,774)  (84,773,548)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions            (12,647,921)  (44,675,080)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (190,295,944)  (67,255,762)
Net assets at beginning of year                                      365,161,633   432,417,395
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 174,865,689  $365,161,633
----------------------------------------------------------------------------------------------
Undistributed net investment income                                $          --  $     81,308
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
RiverSource Variable Portfolio -- Core Equity Fund (the Fund) is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio -- Select Series, Inc., a Minnesota corporation. The reorganization of the Fund from a series of the Minnesota corporation into a corresponding newly-formed series of RiverSource Variable Series Trust was approved by the Fund's shareholders on Jan. 29, 2008. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Jan. 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of

--------------------------------------------------------------------------------
22 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Trustees, (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Dec. 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2008 was $3,178,132 representing 1.82% of net assets. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  23

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
24  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Dec. 31, 2008, the Fund had no outstanding forward foreign currency contracts.

TOTAL RETURN EQUITY SWAP TRANSACTIONS
The Fund may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT 25 the counterparty not fulfilling its obligations under the agreement. At Dec. 31, 2008, the Fund had no outstanding total return equity swap contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Prior to Feb. 1, 2008, the Fund was treated as a regulated investment company for federal income tax purposes and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

Prior to Feb. 1, 2008, net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of REIT distributions, investments in partnerships, foreign tax credits and losses deferred due to wash sales.

Effective Feb. 1, 2008, the Fund was reorganized as a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented on the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
26  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                         2008*         2007
-----------------------------------------------------------------
Distributions paid from:
    Ordinary income....................  $14,240,412  $23,265,404
    Long-term capital gain.............   26,899,588   14,562,581


*   For the period from Jan. 1, 2008 to Jan. 31, 2008.

RECENT ACCOUNTING PRONOUNCEMENT
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Dec. 31, 2008, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Dec. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  27

2. EXPENSES
INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2008, other expenses paid to this company were $1,417.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 0.40%. The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses indefinitely, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.40% of the Fund's average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, the Fund paid custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.


--------------------------------------------------------------------------------
28  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $277,409,760 and $321,279,414, respectively, for the year ended Dec. 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS
Transactions in shares for the periods indicated are as follows:

                             YEAR ENDED DEC. 31, 2008
                         ISSUED FOR
                         REINVESTED                                   NET
SOLD                   DISTRIBUTIONS         REDEEMED         INCREASE (DECREASE)
---------------------------------------------------------------------------------
64,942                   4,913,798          (7,237,735)            (2,258,995)
---------------------------------------------------------------------------------



                             YEAR ENDED DEC. 31, 2007
                         ISSUED FOR
                         REINVESTED                                   NET
SOLD                   DISTRIBUTIONS         REDEEMED         INCREASE (DECREASE)
---------------------------------------------------------------------------------
51,950                   3,842,914          (7,867,133)            (3,972,269)
---------------------------------------------------------------------------------


5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                          YEAR ENDED DEC. 31, 2008
                                        CALLS                  PUTS
                                CONTRACTS   PREMIUMS  CONTRACTS    PREMIUMS
----------------------------------------------------------------------------
Balance Dec. 31, 2007              2,193   $ 175,787     1,832   $   147,053
Opened                            13,419     707,413     3,974       992,724
Closed                            (9,459)   (669,675)   (5,747)   (1,105,497)
Expired                           (6,153)   (213,525)      (59)      (34,280)
----------------------------------------------------------------------------
Balance Dec. 31, 2008                 --   $      --        --   $        --
----------------------------------------------------------------------------


6. AFFILIATED MONEY MARKET FUND
The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $78,810,770 and $80,289,595, respectively, for the year ended Dec. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2008, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  29

7. BANK BORROWINGS
The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of

--------------------------------------------------------------------------------
30 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT 31 had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
32  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  33

9. FINANCIAL HIGHLIGHTS
The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of IDS Life Variable Annuity Fund A (Fund A) and IDS Life Variable Annuity Fund B (Fund B), which were segregated asset accounts. For accounting and financial statement purposes, Fund B was the accounting survivor. Information since Sept. 10, 2004 relates to RiverSource Variable Portfolio -- Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                                                        2004(-       2004(-
Fiscal period ended Dec. 31,                          2008         2007         2006         2005           b)           c)
Net asset value, beginning of period                $10.30       $10.97       $11.14       $10.64       $10.00       $10.14
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .17          .19          .17          .16          .05          .01
Net gains (losses) (both realized and
 unrealized)                                         (4.01)         .15         1.41          .53          .64         (.15)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.84)         .34         1.58          .69          .69         (.14)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.17)        (.17)        (.16)        (.05)          --
Distributions from realized gains                    (1.17)        (.84)       (1.58)        (.03)          --           --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.19)       (1.01)       (1.75)        (.19)        (.05)          --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.27       $10.30       $10.97       $11.14       $10.64       $10.00
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $175         $365         $432         $466         $529         $296
---------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                          .48%         .48%         .45%         .45%         .40%        1.40%
---------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f)                          .40%(g),(h)  .40%(g),(h)  .40%(g),(h)  .40%(g),(h)  .40%(i)     1.40%(i)
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.07%        1.68%        1.63%        1.48%        1.73%(i)      .11%(i)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               103%          65%          73%         121%          45%          77%
---------------------------------------------------------------------------------------------------------------------------
Total return(e)                                    (41.62%)(j)    3.32%(j)    15.79%(j)     6.57%(j)     6.95%(j),(k)(1.38%)(k)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    2004(-
Fiscal period ended Dec. 31,                            d)
Net asset value, beginning of period                $10.14
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06
Net gains (losses) (both realized and
 unrealized)                                           .49
----------------------------------------------------------
Total from investment operations                       .55
----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)
Distributions from realized gains                       --
----------------------------------------------------------
Total distributions                                   (.05)
----------------------------------------------------------
Net asset value, end of period                      $10.64
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $529
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                          .99%
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f)                          .99%
----------------------------------------------------------
Net investment income (loss)                          .79%
----------------------------------------------------------
Portfolio turnover rate                               135%
----------------------------------------------------------
Total return(e)                                      5.42%
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for the period prior to Sept. 10, 2004 has been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c) For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d) For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The total return and ratio of expenses for the Fund included management fee only for the periods since Sept. 10, 2004. Previous period included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank credits on cash balances.
(i) Adjusted to an annual basis.
(j) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(k) Not annualized.


--------------------------------------------------------------------------------
34  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF

RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Variable Portfolio -- Core Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio -- Core Equity Fund of the RiverSource Variable Series Trust at December 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
February 20, 2009


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  35

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Amendment No. 1 to the Agreement and Declaration of Trust effective Sept. 11, 2007, filed electronically on or about Sept. 28, 2007 as Exhibit (a) to Registrant's Registration Statement No. 333-146374 is incorporated by reference.

(a)(2) Amendment No. 2 to the Agreement and Declaration of Trust effective April 9, 2008, filed electronically on or about April 21, 2008 as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(3) Amendment No. 3 to the Agreement and Declaration of Trust effective Jan. 8, 2009 is filed electronically herewith as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(b) By-laws filed electronically on or about Sept. 28, 2007 as Exhibit (b) to Registrant's Registration Statement No. 333-146374 are incorporated by reference.

(c)     Stock Certificate: Not applicable.

(d)(1) Form of Investment Management Services Agreement, between Registrant and RiverSource Investments, LLC is filed electronically herewith as Exhibit
        (d)(1) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(d)(2) Subadvisory Agreement between American Express Financial Corporation and Donald Smith & Co., Inc., dated March 12, 2004, filed electronically as Exhibit (d)(19) to AXP Partners Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(3) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and Donald Smith & Co., Inc. filed electronically on or about May 24, 2006 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(4) Subadvisory Agreement between American Express Financial Corporation and Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 12, 2004, filed electronically as Exhibit (d)(20) to AXP Partners Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(5) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and Barrow, Hanley, Mewhinney & Strauss, Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(27) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(6) Subadvisory Agreement, dated March 1, 2006, between Davis Selected Advisers, L.P. and RiverSource Investments, LLC filed electronically on or about April 21, 2006 as Exhibit (d)(19) to RiverSource Variable Portfolio - Managers Series, Inc. Post-Effective Amendment No. 15 to Registration Statement No. 333-61346 is incorporated by reference.

(d)(7) Amendment One to Subadvisory Agreement, dated April 24, 2006, between Davis Selected Advisers, L.P. and RiverSource Investments, LLC filed electronically on or about May 24, 2006 as Exhibit (d)(3) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(8) Subadvisory Agreement, dated Nov. 13, 2008, between River Road Asset Management, LLC and RiverSource Investments, LLC filed electronically on or about Feb. 27, 2009 as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(9) Subadvisory Agreement, dated Sept. 24, 2006, between WEDGE Capital Management L.L.P. and RiverSource Investments, LLC filed electronically on or about Oct. 26, 2006 as Exhibit (d)(11) to RiverSource Variable Portfolio - Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-61346 is incorporated by reference.

(d)(10) Subadvisory Agreement, dated Sept. 24, 2006, between Systematic Financial Management, L.P. and RiverSource Investments, LLC filed electronically on or about Oct. 26, 2006 as Exhibit (d)(12) to RiverSource Variable Portfolio - Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-61346 is incorporated by reference.

(d)(11) Subadvisory Agreement, dated July 16, 2007, between Denver Investment Advisors LLC and RiverSource Investments, LLC filed electronically on or about Dec. 14, 2007 as Exhibit (d)(13) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(12) Subadvisory Agreement by and between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 26, 2004 as Exhibit (d)(6) to AXP Strategy Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(13) Amendment, dated July 21, 2003, to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(8) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(14) Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC and Turner Investment Partners, Inc., dated Oct. 1, 2005, filed electronically on or about May 24, 2006 as Exhibit
        (d)(9) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(15) Amendment Two, dated Nov. 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit
        (d)(10) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(16) Amendment Three, dated Apri1 10, 2008, to Subadvisory Agreement between RiverSource Investments, LLC and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 27, 2008 as Exhibit
        (d)(14) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 19 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(17) Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC and Threadneedle International Limited, filed electronically on or about Oct. 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(e) Form of Distribution Agreement between Registrant and RiverSource Fund Distributors, Inc. is filed electronically herewith as Exhibit (e) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(f) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(g) Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Mangers, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1) Form of Administrative Services Agreement, between Registrant and Ameriprise Financial, Inc. is filed electronically herewith as Exhibit
        (h)(1) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(h)(2) Form of Transfer Agency and Servicing Agreement between Registrant and RiverSource Service Corporation is filed electronically herewith as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(h)(3) Form of Master Fee Cap/Fee Waiver Agreement between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, RiverSource Distributors, Inc., RiverSource Fund Distributors, Inc. and the Registrant is filed electronically herewith as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(h)(4) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and funds in the RiverSource Family of Funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(5) Form of License Agreement, dated July 10, 2004, between Threadneedle Asset Management Holdings Limited and the Registrant filed electronically on or about Dec. 24, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 33-25824 is incorporated by reference.

(h)(6) Form of License Agreement Amendment, dated May 15, 2008, between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about June 30, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 56 to Registration Statement No. 33-25824 is incorporated by reference.

(h)(7) Agreement and Plan of Reorganization, dated Sept. 11, 2007, between RiverSource Variable Portfolio Funds, as series of Minnesota corporations, and corresponding RiverSource Variable Portfolio Funds, each a series of RiverSource Variable Portfolio Trust, a Massachusetts business trust, and between RiverSource Variable Portfolio - Core Bond Fund, a series of RiverSource Variable Series Trust, and RiverSource Variable Portfolio - Diversified Bond Fund, a series of RiverSource Variable Series Trust, filed electronically on or about April 21, 2008 as Exhibit (a)(5) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)     Consent of Independent Registered Public Accounting Firm (Ernst & Young
        LLP) is filed electronically herewith.

(k)     Omitted Financial Statements: Not Applicable.

(l)     Initial Capital Agreement: Not Applicable.

(m) Form of Plan and Agreement of Distribution between Registrant and RiverSource Fund Distributors, Inc. is filed electronically herewith as Exhibit (m) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(n)     Rule 18f - 3(d) Plan: Not Applicable.

(o)     Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's principal underwriter, dated April 2008, filed electronically on or about April 25, 2008 as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, dated Nov. 15, 2008, filed electronically on or about Nov. 25, 2008 as Exhibit (p)(3) to RiverSource Investment Series, Inc. Post-Effective Amendment No. 121 to Registration Statement No. 2-11328 is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Fundamental Value and RiverSource Partners Fundamental Value Funds' Subadviser Davis Selected Advisers, L.P., as amended effective Feb. 1, 2005, filed electronically on or about April 21, 2006, as Exhibit (p)(8) to AXP Variable Portfolio - Partners Series, Inc. Post-Effective Amendment No. 15 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(5) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Small Cap Value and RiverSource Partners Variable Portfolio - Small Cap Value Funds' Subadviser Donald Smith & Co., Inc., adopted Jan. 1, 2005, revised June 1, 2006 filed electronically on or about April 24, 2007 as Exhibit (p)(4) to RiverSource Variable Portfolio - Managers Series, Inc. Post-Effective Amendment No. 19 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(6) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Small Cap Value and RiverSource Partners Variable Portfolio - Small Cap Value Funds' Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated Jan. 2007, filed electronically on or about April 24, 2007 as Exhibit (p)(5) to RiverSource Variable Portfolio - Managers Series, Inc. Post-Effective Amendment No. 19 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(7) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Small Cap Value Fund's Subadviser River Road Asset Management, LLC, dated Jan 1, 2008, is filed electronically herewith as Exhibit (p)(7) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(p)(8) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Select Value Fund's and RiverSource Partners Select Value Fund's Subadviser WEDGE Capital Management L.L.P. effective Oct. 1, 2002, revised Nov. 16, 2007 filed electronically on or about Dec. 14, 2007 as Exhibit (p)(8) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(9) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Select Value Fund's and RiverSource Partners Select Value Fund's Subadviser Systematic Financial Management L.P. effective July 1, 2007, filed electronically on or about Dec. 14, 2007 as Exhibit
        (p)(9) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(10) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Small Cap Value Fund's Subadviser Denver Investment Advisors LLC effective Feb. 15, 2007, filed electronically on or about April 21, 2008 as Exhibit (p)(10) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(11) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Small Cap Value Fund's, RiverSource Partners Small Cap Growth Fund's and RiverSource Partners Aggressive Growth Fund's Subadviser Turner Investment Partners, Inc. is filed electronically herewith as Exhibit (p)(11) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-146374.

(p)(12) Code of Ethics, dated March 2006, adopted under Rule 17j-1, for Threadneedle Emerging Markets Fund's, Threadneedle Global Equity Fund's, Threadneedle Global Equity Income Fund's, Threadneedle Global Extended Alpha Fund's, Threadneedle Variable Portfolio - Emerging Markets Fund and Threadneedle Variable Portfolio - International Opportunity Fund's Subadviser Threadneedle International Ltd., filed electronically on or about June 30, 2008, as Exhibit (p)(3) to RiverSource Global Series, Inc. Post-Effective Amendment No. 56 to Registration Statement No. 33-25824 is incorporated by reference.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 8, 2009, filed electronically on or about Feb. 27, 2009 as Exhibit (q) to Registrant's Post-Effective Amendment No. 4 Registration Statement No. 333-146374 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

     RiverSource Life and its subsidiaries are the record holders of all outstanding shares of the Registrant. All of such shares were purchased and are held by RiverSource Life and its subsidiaries pursuant to instructions from owners of variable annuity and variable life insurance contracts issued by RiverSource Life and its subsidiaries. Accordingly, RiverSource Life disclaims beneficial ownership of all shares of the Registrant.

Item 25. Indemnification

     The Agreement and Declaration of Trust of the registrant provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Trust may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the registrant provide that present or former trustees or officers of the Trust made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Trust to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.



Item 26. Business and Other Connections of the Investment Adviser (RiverSource Investments, LLC)

The following are directors and principal officers of RiverSource Investments, LLC who are directors and/or officers of one or more other companies:

Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
Neysa M. Alecu,                 Advisory Capital Partners       Dissolved           Anti-Money Laundering Officer
Anti-Money Laundering Officer   LLC                                                 (resigned 5/23/06)

                                Advisory Capital Strategies                         Anti-Money Laundering Officer
                                Group Inc.

                                Advisory Convertible            Dissolved           Anti-Money Laundering Officer
                                Arbitrage LLC                                       (resigned 5/23/06)

                                Advisory Select LLC             Dissolved           Anti-Money Laundering Officer
                                                                                    (resigned 5/1/07)

                                American Enterprise             70400 AXP           Anti-Money Laundering Officer
                                Investment Services Inc.        Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                American Enterprise Life        Dissolved           Anti-Money Laundering Officer
                                Insurance Company                                   (resigned 12/30/06)

                                American Enterprise REO 1 LLC   Dissolved           Anti-Money Laundering Officer
                                                                                    (resigned 6/13/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Alabama Inc.                              (resigned 6/29/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Arizona Inc.                              (resigned 6/29/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Idaho Inc.                                (resigned 6/29/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Maryland Inc.                             (resigned 7/27/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Massachusetts Inc.                        (resigned 8/18/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Nevada Inc.                               (resigned 6/29/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of New Mexico Inc.                           (resigned 6/29/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Oklahoma Inc.                             (resigned 6/29/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Texas Inc.                                (resigned 7/29/07)

                                American Express Insurance      Dissolved           Anti-Money Laundering Officer
                                Agency of Wyoming Inc.                              (resigned 7/2/07)

                                American Partners Life          Dissolved           Anti-Money Laundering Officer
                                Insurance Company                                   (resigned 12/30/06)

                                Ameriprise Auto & Home          3500 Packerland     Anti-Money Laundering Officer
                                Insurance Agency, Inc.          Drive
                                                                De Pere, WI 54115

                                Ameriprise Certificate          70100 Ameriprise    Anti-Money Laundering Officer
                                Company                         Financial Center,   (resigned 8/24/07)
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial, Inc.      200 Ameriprise      Anti-Money Laundering Officer
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Anti-Money Laundering Officer
                                Services, Inc.                  Financial Center,
                                                                Minneapolis, MN
                                                                55474



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                Ameriprise Trust Company        200 Ameriprise      Anti-Money Laundering Officer
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Boston Equity General                               Anti-Money Laundering Officer
                                Partner LLC

                                IDS Capital Holdings Inc.                           Anti-Money Laundering Officer

                                IDS Management Corporation                          Anti-Money Laundering Officer

                                RiverSource Distributors,       50611 Ameriprise    Anti-Money Laundering Officer
                                Inc.                            Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Life Insurance      829 Ameriprise      Anti-Money Laundering Officer
                                Company                         Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Service             734 Ameriprise      Anti-Money Laundering Officer
                                Corporation                     Financial Center,
                                                                Minneapolis, MN
                                                                55474

Patrick Thomas Bannigan,        Ameriprise Trust Company        200 Ameriprise      Director, Senior Vice President
Director and Senior Vice                                        Financial Center,
President - Asset Management,                                   Minneapolis, MN
Products and Marketing                                          55474

                                RiverSource Distributors,       50611 Ameriprise    Vice President
                                Inc.                            Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Service             734 Ameriprise      Director
                                Corporation                     Financial Center,
                                                                Minneapolis, MN
                                                                55474

Walter S. Berman,               Advisory Capital Partners       Dissolved           Treasurer  (resigned 5/23/06)
Treasurer                       LLC

                                Advisory Capital Strategies                         Treasurer
                                Group Inc.

                                Advisory Convertible            Dissolved           Treasurer   (resigned 5/23/06)
                                Arbitrage LLC

                                Advisory Select LLC             Dissolved           Treasurer   (resigned 5/1/07)

                                American Centurion Life         Dissolved           Vice President and Treasurer (resigned
                                Assurance Company                                   12/30/06)

                                American Enterprise             70400 AXP           Treasurer
                                Investment Services Inc.        Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                American Enterprise Life        Dissolved           Vice President and Treasurer (resigned
                                Insurance Company                                   12/30/06)

                                American Enterprise REO 1       Dissolved           Treasurer (resigned 6/13/07)
                                LLC

                                American Express Financial      Dissolved           Vice President and Treasurer
                                Advisors, Japan Inc.                                 (resigned 2/4/08)

                                American Express Insurance      Dissolved           Treasurer (resigned 6/29/07)
                                Agency of Alabama, Inc.

                                American Express Insurance      Dissolved           Treasurer (resigned 6/29/07)
                                Agency of Arizona, Inc.

                                American Express Insurance      Dissolved           Treasurer (resigned 6/29/07)
                                Agency of Idaho, Inc.



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                American Express Insurance      Dissolved           Treasurer (resigned 7/27/07)
                                Agency of Maryland, Inc.

                                American Express Insurance      Dissolved           Treasurer (resigned 8/18/07)
                                Agency of Massachusetts,
                                Inc.

                                American Express Insurance      Dissolved           Treasurer (resigned 6/29/07)
                                Agency of Nevada, Inc.

                                American Express Insurance      Dissolved           Treasurer (resigned 6/29/07)
                                Agency of New Mexico, Inc.

                                American Express Insurance      Dissolved           Treasurer (resigned 6/29/07)
                                Agency of Oklahoma, Inc.

                                American Express Insurance      Dissolved           Treasurer (resigned 7/2/07)
                                Agency of Wyoming, Inc.

                                American Express Property                           Treasurer
                                Casualty Insurance Agency of
                                Kentucky, Inc.

                                American Express Property                           Treasurer
                                Casualty Insurance Agency of
                                Maryland, Inc.

                                American Express Property                           Treasurer
                                Casualty Insurance Agency of
                                Pennsylvania, Inc.

                                American Partners Life          Dissolved           Vice President and Treasurer (resigned
                                Insurance Company                                   12/30/06)

                                Ameriprise Auto & Home          3500 Packerland     Treasurer
                                Insurance Agency Inc.           Drive
                                                                De Pere, WI 54115

                                Ameriprise Bank, FSB            9393 Ameriprise     Treasurer
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Captive Insurance                        Director and Treasurer
                                Company

                                Ameriprise Certificate          70100 Ameriprise    Treasurer and Investment Committee
                                Company                         Financial Center,   Member (resigned 8/24/07)
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial, Inc.      200 Ameriprise      Executive Vice President, Chief
                                                                Financial Center,   Financial Officer and Treasurer
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Director and Treasurer
                                Services, Inc.                  Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Insurance Company    3500 Packerland     Treasurer
                                                                Drive
                                                                De Pere, WI 54115

                                AMEX Assurance Company          Dissolved           Treasurer (resigned 3/15/07)

                                Boston Equity General                               Treasurer
                                Partner LLC

                                IDS Cable Corporation           Dissolved           Treasurer (resigned 5/31/07)

                                IDS Cable II Corporation        Dissolved           Treasurer (resigned 6/18/07)

                                IDS Capital Holdings Inc.                           Treasurer

                                IDS Management Corporation                          Treasurer

                                IDS Partnership Services        Dissolved           Treasurer (resigned 6/18/07)
                                Corporation

                                IDS Property Casualty           3500 Packerland     Treasurer
                                Insurance Company               Drive
                                                                De Pere, WI 54115



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                IDS Realty Corporation          Dissolved           Treasurer (resigned 6/18/07)

                                IDS REO 1, LLC                                      Treasurer

                                IDS REO 2, LLC                                      Treasurer

                                Investors Syndicate                                 Vice President and Treasurer
                                Development Corporation

                                Kenwood Capital Management      333 S. 7th Street,  Treasurer (resigned 9/30/06)
                                LLC                             Suite 2330,
                                                                Minneapolis, MN
                                                                55402

                                RiverSource CDO Seed                                Treasurer
                                Investments, LLC

                                RiverSource Distributors,       50611 Ameriprise    Treasurer
                                Inc.                            Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Distributors Ltd    Dissolved           Treasurer (resigned)

                                RiverSource Life Insurance      20 Madison          Vice President and Treasurer
                                Company of New York             Ave. Extension,
                                                                Albany, NY 12005

                                RiverSource Life Insurance      829 Ameriprise      Vice President and Treasurer
                                Company                         Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Service             734 Ameriprise      Treasurer
                                Corporation                     Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Tax Advantaged                          Treasurer
                                Investments, Inc.

                                Securities America Advisors     12325 Port Grace    Director
                                Inc.                            Blvd., Lavista,
                                                                NE  68128-8204

                                Securities America Financial    7100 W. Center      Director
                                Corporation                     Rd., Ste. 500,
                                                                Omaha, NE
                                                                68106-2716

                                Securities America, Inc.        12325 Port Grace    Director
                                                                Blvd., Lavista,
                                                                NE  68128

                                Threadneedle Asset              60 St. Mary Axe,    Director
                                Management Holdings Ltd.        London EC3A 8JQ

Richard N. Bush,                Advisory Capital Partners       Dissolved           Senior Vice President - Corporate Tax
Senior Vice President,          LLC                                                 (resigned 5/23/06)
Corporate Tax
                                Advisory Capital Strategies                         Senior Vice President - Corporate Tax
                                Group Inc.

                                Advisory Convertible            Dissolved           Senior Vice President - Corporate Tax
                                Arbitrage LLC                                       (resigned 5/23/06)

                                American Centurion Life         Dissolved           Senior Vice President - Corporate Tax
                                Assurance Company                                   (resigned 12/30/06)

                                American Enterprise             70400 AXP           Senior Vice President - Corporate Tax
                                Investment Services Inc.        Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                American Enterprise Life        Dissolved           Senior Vice President - Corporate Tax
                                Insurance Company                                   (resigned 12/30/06)

                                American Enterprise REO 1       Dissolved           Senior Vice President - Corporate Tax
                                LLC                                                 (resigned 6/13/07)

                                American Express Financial      Dissolved           Senior Vice President - Corporate Tax
                                Advisors Japan, Inc.                                (resigned 2/4/08)

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Alabama, Inc.                             (resigned 6/29/07)



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Arizona, Inc.                             (resigned 6/29/07)

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Idaho, Inc.                               (resigned 6/29/07)

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Maryland, Inc.                            (resigned 6/29/07)

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Massachusetts,                            (resigned 6/29/07)
                                Inc.

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Nevada, Inc.                              (resigned 6/29/07)

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of New Mexico, Inc.                          (resigned 6/29/07)

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Oklahoma, Inc.                            (resigned 6/29/07)

                                American Express Insurance      Dissolved           Senior Vice President - Corporate Tax
                                Agency of Wyoming, Inc.                             (resigned 7/2/07)

                                American Express Property                           Senior Vice President - Corporate Tax
                                Casualty Insurance Agency of
                                Kentucky, Inc.

                                American Express Property                           Senior Vice President - Corporate Tax
                                Casualty Insurance Agency of
                                Maryland, Inc.

                                American Express Property                           Senior Vice President - Corporate Tax
                                Casualty Insurance Agency of
                                Pennsylvania, Inc.

                                American Partners Life          Dissolved           Senior Vice President - Corporate Tax
                                Insurance Company                                   (resigned 12/30/06)

                                Ameriprise Bank, FSB            9393 Ameriprise     Senior Vice President - Corporate Tax
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial, Inc.      200 Ameriprise      Senior Vice President - Corporate Tax
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Senior Vice President - Corporate Tax
                                Services, Inc.                  Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Insurance Company    3500 Packerland     Senior Vice President - Corporate Tax
                                                                Drive
                                                                De Pere, WI 54115

                                AMEX Assurance Company          Dissolved           Senior Vice President - Corporate Tax
                                                                                    (resigned 9/30/07)

                                Boston Equity General                               Senior Vice President - Corporate Tax
                                Partner LLC

                                IDS Cable Corporation           Dissolved           Senior Vice President - Corporate Tax
                                                                                    (resigned 5/31/07)

                                IDS Cable II Corporation        Dissolved           Senior Vice President - Corporate Tax
                                                                                    (resigned 6/18/07)

                                IDS Capital Holdings Inc.                           Senior Vice President - Corporate Tax

                                IDS Futures Corporation         570 Ameriprise      Senior Vice President - Corporate Tax
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                IDS Management Corporation                          Senior Vice President - Corporate Tax

                                IDS Property Casualty           3500 Packerland     Senior Vice President - Corporate Tax
                                Insurance Company               Drive
                                                                De Pere, WI 54115



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                IDS Realty Corporation          Dissolved           Senior Vice President - Corporate Tax
                                                                                    (resigned 6/18/07)

                                IDS REO 1, LLC                                      Senior Vice President - Corporate Tax

                                IDS REO 2, LLC                                      Senior Vice President - Corporate Tax

                                RiverSource Life Insurance      20 Madison          Senior Vice President - Corporate Tax
                                Company of New York             Ave. Extension,     and  Authorized Officer - Derivatives
                                                                Albany, NY 12005    Use Plan

                                RiverSource Life Insurance      829 Ameriprise      Senior Vice President - Corporate Tax
                                Company                         Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Service             734 Ameriprise      Senior Vice President - Corporate Tax
                                Corporation                     Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Tax Advantaged                          Senior Vice President - Corporate Tax
                                Investments, Inc.

Peter Arthur Gallus,            Advisory Capital Partners LLC   Dissolved           President, Chief Operating Officer and
Senior Vice President, Chief                                                        Chief Compliance Officer(resigned
Operating Officer and                                                               5/23/06)
Assistant Treasurer
                                Advisory Capital Strategies                         Director, President, Chief Operating
                                Group Inc.                                          Officer and Chief Compliance Officer

                                Advisory Convertible            Dissolved           President, Chief Operating Officer and
                                Arbitrage LLC                                       Chief Compliance Officer (resigned
                                                                                    5/23/06)

                                Advisory Select LLC             Dissolved           President and Chief Operating
                                                                                    Officer(resigned 5/1/07)

                                Ameriprise Financial, Inc.      200 Ameriprise      Vice President - Investment
                                                                Financial Center,   Administration
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Vice President - CAO-AEFA Investment
                                Services, Inc.                  Financial Center,   Management
                                                                Minneapolis, MN
                                                                55474

                                Boston Equity General                               President, Chief Operating Officer and
                                Partner LLC                                         Chief Compliance Officer

                                IDS Capital Holdings Inc.                           Vice President and Controller

                                Kenwood Capital Management      333 S. 7th Street,  Board Member
                                LLC                             Suite 2330,
                                                                Minneapolis, MN
                                                                55402

Christopher Paul Keating,       Ameriprise Trust Company        200 Ameriprise      Director, Head of Institutional Sales,
Head of Institutional Sales,                                    Financial Center,   Client Service and Consultant
Client Service and Consultant                                   Minneapolis, MN     Relationships
Relationships                                                   55474

                                Kenwood Capital Management      333 S. 7th Street,  Board Member
                                LLC                             Suite 2330,
                                                                Minneapolis, MN
                                                                55402

Michelle Marie Keeley,          Ameriprise Bank, FSB            9393 Ameriprise     Director
Executive Vice President -                                      Financial Center,
Equity and Fixed Income                                         Minneapolis, MN
                                                                55474

                                Ameriprise Financial, Inc.      200 Ameriprise      Executive Vice President - Equity and
                                                                Financial Center,   Fixed Income
                                                                Minneapolis, MN
                                                                55474



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                Ameriprise Financial            5221 Ameriprise     Executive Vice President - Equity and
                                Services, Inc.                  Financial Center,   Fixed Income
                                                                Minneapolis, MN
                                                                55474

                                IDS Property Casualty           3500 Packerland     Vice President - Investments
                                Insurance Company               Drive
                                                                De Pere, WI 54115

                                Kenwood Capital Management      333 S. 7th          Board Member
                                LLC                             Street, Suite
                                                                2330,
                                                                Minneapolis, MN
                                                                55402

                                RiverSource CDO Seed                                Chairperson and President
                                Investments, LLC

                                RiverSource Life Insurance      829 Ameriprise      Vice President - Investments
                                Company                         Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Life Insurance      20 Madison          Vice President - Investments
                                Company of New York             Ave. Extension,
                                                                Albany, NY 12005

                                American Centurion Life         Dissolved           Vice President - Investments (resigned
                                Assurance Company                                   12/30/06)

                                American Enterprise Life        Dissolved           Vice President - Investments (resigned
                                Insurance Company                                   12/30/06)

                                American Partners Life          Dissolved           Vice President - Investments,
                                Insurance Company                                   Investment Committee Member (resigned
                                                                                    12/30/06)

                                Ameriprise Certificate          70100 Ameriprise    Vice President - Investments,
                                Company                         Financial Center,   Investment Committee Member (resigned
                                                                Minneapolis, MN     8/24/07)
                                                                55474

                                Ameriprise Insurance Company    3500 Packerland     Vice President - Investments (resigned
                                                                Drive               9/18/06)
                                                                De Pere, WI 54115

                                AMEX Assurance Company                              Vice President - Investments (resigned
                                                                                    9/30/2007)

Jennifer Davis Lammers,         Kenwood Capital Management      333 S. 7th Street,  Chief Compliance Officer
Chief Compliance Officer        LLC                             Suite 2330,
                                                                Minneapolis, MN
                                                                55402

                                RiverSource Service             734 Ameriprise      Chief Compliance Officer
                                Corporation                     Financial Center,
                                                                Minneapolis, MN
                                                                55474

Brian Joseph McGrane,           Advisory Capital Partners LLC   Dissolved           Vice President and Chief Financial
Director, Vice President and                                                        Officer  (resigned 5/23/06)
Chief Financial Officer
                                Advisory Capital Strategies                         Vice President and Chief Financial
                                Group Inc.                                          Officer

                                Advisory Convertible            Dissolved           Vice President and Chief Financial
                                Arbitrage LLC                                       Officer(resigned 5/23/06)

                                Advisory Select LLC             Dissolved           Vice President and Chief Financial
                                                                                    Officer(resigned 5/1/07)

                                Ameriprise Financial, Inc.      200 Ameriprise      Senior Vice President and Lead
                                                                Financial Center,   Financial Officer
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Vice President and Lead Financial
                                Services, Inc.                  Financial Center,   Officer - Finance
                                                                Minneapolis, MN
                                                                55474



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                Ameriprise Trust Company        200 Ameriprise      Director
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Boston Equity General                               Vice President and Chief Financial
                                Partner LLC                                         Officer

                                RiverSource CDO Seed                                Board Member
                                Investments, LLC

                                RiverSource Life Insurance      829 Ameriprise      Director, Executive Vice President and
                                Company                         Financial Center,   Chief Financial Officer
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Certificate          70100 Ameriprise    Vice President and Chief Financial
                                Company                         Financial Center,   Officer (resigned 8/24/07)
                                                                Minneapolis, MN
                                                                55474

                                American Enterprise Life        Dissolved           Director, Executive Vice President and
                                Insurance Company                                   Chief Financial Officer (resigned
                                                                                    12/30/06)

                                American Partners Life          Dissolved           Director (resigned 12/30/06)
                                Insurance Company

Thomas R. Moore,                Advisory Capital Strategies                         Secretary
Secretary                       Group Inc.

                                American Centurion Life         Dissolved           Secretary (resigned 12/30/06)
                                Assurance Company

                                American Enterprise             70400 AXP           Secretary
                                Investment Services Inc.        Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                American Enterprise Life        Dissolved           Secretary (resigned 12/30/06)
                                Insurance Company

                                American Enterprise REO 1       Dissolved           Secretary (resigned 6/13/07)
                                LLC

                                American Express Insurance      Dissolved           Secretary (resigned 6/29/07)
                                Agency of Alabama, Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 6/29/07)
                                Agency of Arizona, Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 6/29/07)
                                Agency of Idaho, Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 7/27/07)
                                Agency of Maryland, Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 8/18/07)
                                Agency of Massachusetts,
                                Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 6/29/07)
                                Agency of Nevada, Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 6/29/07)
                                Agency of New Mexico, Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 6/29/07)
                                Agency of Oklahoma, Inc.

                                American Express Insurance      Dissolved           Secretary (resigned 7/2/07)
                                Agency of Wyoming, Inc.

                                American Express Property                           Secretary
                                Casualty Insurance Agency of
                                Kentucky, Inc.

                                American Express Property                           Secretary
                                Casualty Insurance Agency of
                                Maryland, Inc.



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                American Express Property                           Secretary
                                Casualty Insurance Agency of
                                Pennsylvania, Inc.

                                American Partners Life          Dissolved           Secretary (resigned 12/30/06)
                                Insurance Company

                                Ameriprise Bank, FSB            9393 Ameriprise     Secretary
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Captive Insurance                        Assistant Secretary
                                Company

                                Ameriprise Financial, Inc.      200 Ameriprise      Vice President, Chief Governance
                                                                Financial Center,   Officer and Corporate Secretary
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Secretary
                                Services, Inc.                  Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Insurance Company    3500 Packerland     Secretary
                                                                Drive
                                                                De Pere, WI 54115

                                Ameriprise Trust Company        200 Ameriprise      Secretary
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                AMEX Assurance Company          Dissolved           Secretary (resigned 9/30/07)

                                IDS Cable Corporation           Dissolved           Secretary (resigned 5/31/07)

                                IDS Cable II Corporation        Dissolved           Secretary (resigned 6/18/07)

                                IDS Capital Holdings Inc.                           Secretary

                                IDS Futures Corporation         570 Ameriprise      Secretary
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                IDS Management Corporation                          Secretary

                                IDS Property Casualty           3500 Packerland     Secretary
                                Insurance Company               Drive
                                                                De Pere, WI 54115

                                IDS Realty Corporation          Dissolved           Secretary (resigned 6/18/07)

                                IDS REO 1, LLC                                      Secretary

                                IDS REO 2, LLC                                      Secretary

                                Investors Syndicate                                 Secretary
                                Development Corporation

                                RiverSource CDO Seed                                Secretary
                                Investments, LLC

                                RiverSource Distributors,       50611 Ameriprise    Secretary
                                Inc.                            Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Life Insurance      20 Madison          Secretary
                                Company of New York             Ave. Extension,
                                                                Albany, NY 12005

                                RiverSource Life Insurance      829 Ameriprise      Secretary
                                Company                         Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Service             734 Ameriprise      Secretary
                                Corporation                     Financial Center,
                                                                Minneapolis, MN
                                                                55474



Name and Title                  Other Companies                 Address*            Title within other companies
-----------------------------   -----------------------------   -----------------   --------------------------------------
                                RiverSource Tax Advantaged                          Secretary
                                Investments, Inc.

                                Securities America Financial    7100 W. Center      Secretary (resigned 11/19/07)
                                Corporation                     Rd., Ste. 500,
                                                                Omaha, NE
                                                                68106-2716

Scott Roane Plummer,            Ameriprise Financial, Inc.      200 Ameriprise      Vice President - Asset Management
Chief Legal Officer and                                         Financial Center,   Compliance
Assistant Secretary                                             Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Vice President and Chief Counsel -
                                Services, Inc.                  Financial Center,   Asset Management
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Distributors,       50611 Ameriprise    Chief Counsel
                                Inc.                            Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                RiverSource Service             734 Ameriprise      Vice President, Chief Legal Officer
                                Corporation                     Financial Center,   and Assistant Secretary
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Certificate          70100 Ameriprise    Vice President, General Counsel and
                                Company                         Financial Center,   Secretary (resigned 8/24/07)
                                                                Minneapolis, MN
                                                                55474

William Frederick 'Ted'         Advisory Capital Strategies                         Director
Truscott                        Group Inc.
Chairman, Chief Investment
Officer and President           Ameriprise Certificate          70100 Ameriprise    Director, President and Chief
                                Company                         Financial Center,   Executive Officer (resigned 8/24/07)
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial, Inc.      200 Ameriprise      President - U.S. Asset Management,
                                                                Financial Center,   Annuities and Chief Investment Officer
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Financial            5221 Ameriprise     Senior Vice President and Chief
                                Services, Inc.                  Financial Center,   Investment Officer
                                                                Minneapolis, MN
                                                                55474

                                Ameriprise Trust Company        200 Ameriprise      Director
                                                                Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                IDS Capital Holdings Inc.                           Director and President

                                Kenwood Capital Management      333 S. 7th          Board Member
                                LLC                             Street, Suite
                                                                2330,
                                                                Minneapolis, MN
                                                                55402

                                RiverSource Distributors,       50611 Ameriprise    Chairman and Chief Executive Officer
                                Inc.                            Financial Center,
                                                                Minneapolis, MN
                                                                55474

                                Threadneedle Asset              60 St. Mary Axe,    Director
                                Management Holdings Ltd.        London EC3A 8JQ

* Unless otherwise noted, address is 50605 Ameriprise Financial Center, Minneapolis, MN 55474

Item 27. Principal Underwriter (RiverSource Distributors, Inc.)



(a) RiverSource Distributors, Inc. acts as principal underwriter for the following investment companies:

RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b) As to each director, principal officer or partner of RiverSource Distributors, Inc.

Name and
Principal Business
Address*                    Positions and Offices with Underwriter   Positions and Offices with Fund
-------------------------   --------------------------------------   -----------------------------------
Neysa M. Alecu              Anti-Money Laundering Officer            None

Gumer C. Alvero             Director and Vice President              None

Patrick Thomas Bannigan     Vice President                           President

Timothy V. Bechtold         Director and Vice President              None

Walter S. Berman            Treasurer                                None

Paul J. Dolan               Chief Operating Officer and Chief        None
                            Administrative Officer

Jeffrey P. Fox              Chief Financial Officer                  Treasurer

Jeffrey Lee McGregor, Sr.   President                                None

Thomas R. Moore             Secretary                                None

Scott Roane Plummer         Chief Counsel                            Vice President, General Counsel and
                                                                     Secretary

Julie A. Ruether            Chief Compliance Officer                 None

William Frederick 'Ted'     Chairman and Chief Executive Officer     Board Member and Vice President
Truscott

* Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)  Not Applicable

Item 28. Location of Accounts and Records

     Ameriprise Financial, Inc.
     707 Second Avenue, South
     Minneapolis, MN 55402

     Iron Mountain Records Management
     920 & 950 Apollo Road
     Eagan, MN 55121

     Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29. Management Services

     Not Applicable



Item 30. Undertakings

     Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE VARIABLE SERIES TRUST, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on the 28th day of April, 2009.

RIVERSOURCE VARIABLE SERIES TRUST

By      /s/ Patrick T. Bannigan
        ------------------------
        Patrick T. Bannigan
        President

By      /s/ Jeffrey P. Fox
        -----------------
        Jeffrey P. Fox
        Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2009.

Signature                         Capacity                   Signature                        Capacity

/s/ Stephen R. Lewis, Jr.*        Chair of the Board         /s/ Jeffrey Laikind*             Trustee
----------------------------                                 ----------------------------
    Stephen R. Lewis, Jr.                                        Jeffrey Laikind

/s/ Kathleen A. Blatz*            Trustee                    /s/ John F. Maher*               Trustee
 ---------------------------                                -----------------------------
    Kathleen A. Blatz                                            John F. Maher

/s/ Arne H. Carlson*              Trustee                    /s/ Catherine James Paglia*      Trustee
----------------------------                                 ----------------------------
    Arne H. Carlson                                              Catherine James Paglia

/s/ Pamela G. Carlton*            Trustee                    /s/ Leroy C. Richie*             Trustee
----------------------------                                 ----------------------------
    Pamela G. Carlton                                            Leroy C. Richie

/s/ Patricia M. Flynn*            Trustee                    /s/ Alison Taunton-Rigby*        Trustee
----------------------------                                 ----------------------------
    Patricia M. Flynn                                            Alison Taunton-Rigby

/s/ Anne P. Jones*                Trustee                    /s/ William F. Truscott*         Trustee
----------------------------                                 ----------------------------
    Anne P. Jones                                                William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated Jan. 8, 2009, filed electronically on or about Feb. 27, 2009 as Exhibit (q) to Registrant's Post-Effective Amendment No 4 to Registration Statement No. 333-146374, by:

/s/ Scott R. Plummer
----------------------------------
    Scott R. Plummer

    Contents of this Post-Effective Amendment No. 5 to Registration Statement
                                 No. 333-146374

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

The prospectus for:

   Disciplined Asset Allocation Portfolios - Aggressive
   Disciplined Asset Allocation Portfolios - Moderately Aggressive Disciplined Asset Allocation Portfolios - Moderate
   Disciplined Asset Allocation Portfolios - Moderately Conservative Disciplined Asset Allocation Portfolios - Conservative

The combined prospectus for:

   RiverSource Partners Variable Portfolio - Fundamental Value Fund RiverSource Partners Variable Portfolio - Select Value Fund
   RiverSource Partners Variable Portfolio - Small Cap Value Fund
   RiverSource Variable Portfolio - Balanced Fund
   RiverSource Variable Portfolio - Cash Management Fund
   RiverSource Variable Portfolio - Diversified Bond Fund
   RiverSource Variable Portfolio - Diversified Equity Income Fund
   RiverSource Variable Portfolio - Dynamic Equity Fund
   RiverSource Variable Portfolio - Global Bond Fund
   RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - High Yield Bond Fund
   RiverSource Variable Portfolio -   Income Opportunities Fund
   RiverSource Variable Portfolio - Mid Cap Growth Fund
   RiverSource Variable Portfolio - Mid Cap Value Fund
   RiverSource Variable Portfolio - S&P 500 Index Fund
   RiverSource Variable Portfolio - Short Duration U.S. Government Fund Seligman Variable Portfolio - Growth Fund
   Seligman Variable Portfolio - Larger-Cap Value Fund
   Seligman Variable Portfolio - Smaller-Cap Value Fund
   Threadneedle Variable Portfolio - Emerging Markets Fund
   Threadneedle Variable Portfolio - International Opportunity Fund

The prospectus for:

   RiverSource Variable Portfolio - Core Equity Fund.

Part B.
Statement of Additional Information for:

   Disciplined Asset Allocation Portfolios - Aggressive
   Disciplined Asset Allocation Portfolios - Moderately Aggressive Disciplined Asset Allocation Portfolios - Moderate
   Disciplined Asset Allocation Portfolios - Moderately Conservative Disciplined Asset Allocation Portfolios - Conservative

Statement of Additional Information for:

   RiverSource Partners Variable Portfolio - Fundamental Value Fund

   RiverSource Partners Variable Portfolio - Select Value Fund
   RiverSource Partners Variable Portfolio - Small Cap Value Fund
   RiverSource Variable Portfolio - Balanced Fund
   RiverSource Variable Portfolio - Cash Management Fund
   RiverSource Variable Portfolio - Core Equity Fund
   RiverSource Variable Portfolio - Diversified Bond Fund
   RiverSource Variable Portfolio - Diversified Equity Income Fund
   RiverSource Variable Portfolio - Dynamic Equity Fund
   RiverSource Variable Portfolio - Global Bond Fund
   RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - High Yield Bond Fund
   RiverSource Variable Portfolio - Income Opportunities Fund
   RiverSource Variable Portfolio - Mid Cap Growth Fund
   RiverSource Variable Portfolio - Mid Cap Value Fund
   RiverSource Variable Portfolio - S&P 500 Index Fund
   RiverSource Variable Portfolio - Short Duration U.S. Government Fund Seligman Variable Portfolio - Growth Fund
   Seligman Variable Portfolio - Larger-Cap Value Fund
   Seligman Variable Portfolio - Smaller-Cap Value Fund
   Threadneedle Variable Portfolio - Emerging Markets Fund
   Threadneedle Variable Portfolio - International Opportunity Fund

Financial Statements.

Part C.

        Other information.

The signatures.

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                                  EXHIBIT INDEX

(a)(3) Amendment No. 3 to the Agreement and Declaration of Trust effective Jan. 8, 2009.

(d)(1) Form of Investment Management Services Agreement, between Registrant and RiverSource Investments, LLC.

(e) Form of Distribution Agreement between Registrant and RiverSource Fund Distributors, Inc.

(h)(1) Form of Administrative Services Agreement, between Registrant and Ameriprise Financial, Inc.

(h)(2) Form of Transfer Agency and Servicing Agreement between Registrant and RiverSource Service Corporation.

(h)(3) Form of Master Fee Cap/Fee Waiver Agreement between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, RiverSource Distributors, Inc., RiverSource Fund Distributors, Inc. and the Registrant.

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)     Consent of Independent Registered Public Accounting Firm (Ernst & Young
        LLP).

(m) Form of Plan and Agreement of Distribution between Registrant and RiverSource Fund Distributors, Inc.

(p)(7) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Small Cap Value Fund's Subadviser River Road Asset Management, LLC, dated Jan 1, 2008.

(p)(11) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio - Small Cap Value Fund's, RiverSource Partners Small Cap Growth Fund's and RiverSource Partners Aggressive Growth Fund's Subadviser Turner Investment Partners, Inc.